UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7436

THE DFA INVESTMENT TRUST COMPANY

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary

The DFA Investment Trust Company,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

year ended: October 31, 2010

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

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This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2010.
(y)	The rate shown is the effective yield.
(g)	Face Amount denominated in British Pounds.
(e)	Face Amount denominated in Euro.
(u)	Face Amount denominated in United States Dollars.
❖	Security segregated as collateral for the Open Futures Contracts.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Fund/Portfolio/Series as a part of this facility.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the S&P 500® Index by using an “enhanced cash” strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500® Index futures contracts, swaps, and/or ETFs. For the 12 months ended October 31, 2010, approximately 97% of the overlay instruments consisted of S&P 500® Index futures contracts. ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500® Index futures contracts and ETFs linked to the S&P 500® Index is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2010, the total return was 17.40% for the Portfolio and 16.52% for the S&P 500® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to the fixed income component of the Portfolio exceeding the interest rate embedded in the Portfolio’s S&P 500® futures contracts. The Portfolio’s concentration in government agency and corporate fixed income securities with maturities between one and two years had the most significant contribution to the outperformance. As interest rates declined during the period, these securities generated a positive return, adding to the positive return of the S&P 500® Index.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.72% for the Portfolio and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7%relative to the Index as REITs was the best-performing sector over the period.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 1,526 stocks, and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.02% for the Portfolio’s Institutional class shares, 26.93% for the Portfolio’s Class R1 shares, 26.66% for the Portfolio’s Class R2 shares, and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics contributed to outperformance. The Portfolio’s deep value stocks (52% of the Portfolio compared to 43% of the Index) added approximately 0.8% relative to the Index. Differences in sector composition between the Portfolio and Index also contributed to the performance of the Portfolio over the Index.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company and value stocks. The portfolio does not attempt to closely track a specific index. As of October 31, 2010, the Portfolio held 1,529 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.69% for the Portfolio and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics added approximately 2.5% relative to the Index. The smallest stocks added approximately 1.5% to the Portfolio’s relative performance.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,333 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.80% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,452 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 21.41% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,226 stocks and essentially was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 23.65% for the Portfolio and 27.75% for the Russell 2500® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s allocation to large cap stocks was 22% on average, and these stocks were not represented in the Index. The Portfolio’s allocation to large cap stocks was the primary source of the Portfolio’s relative underperformance.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,685 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.99% for the Portfolio and 26.57% for the Russell 2000® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to differences in Portfolio composition, which added approximately 2.3% to relative performance. The smallest stocks added approximately 1.0% to the Portfolio’s relative performance.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,300 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.77% for the Portfolio and 26.57% for the Russell 2000® Index. The Portfolio’s allocation to micro cap stocks, on average 41% more than the Index, and the composition of those stocks added approximately 2.0% to the Portfolio’s outperformance.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities (e.g., REITs), but does not attempt to closely track a specific index. As of October 31, 2010, the Portfolio held 106 REITs and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. real estate securities market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 43.21% for the Portfolio, 42.63% for the Dow Jones U.S. Select REIT Index, and 16.52% for the S&P 500® Index. The Portfolio’s greater diversification than the Dow

Jones U.S. Select REIT Index, including a slightly greater allocation to the smallest REITs, contributed to the outperformance. The smallest REITs generally outperformed the broader Index.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular, against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010	U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD

12 Months Ended October 31, 2010
Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Global REIT Market Review

The publicly-traded global REIT market experienced significant levels of volatility during the one-year period ended October 31, 2010. While the market rose from mid-February through late April 2010, it gave back most of those gains in May and early June. The market turned sharply higher in July and rose throughout much of September and October, finshing the period at its highs for the fiscal year.

Over the course of the peirod, there was a wide degree of dispersion in country-level returns within the S&P Global REIT Index. A number of countries, including Canada, the U.S., Hong Kong, Singapore, and South Africa, returned over 40%. On the other hand, REITs in continental Europe and the UK significantly underperformed, as there were persistent concerns over financial conditions in the region. On a sector basis, residential and specialized REITs broadly outperformed the index, while industrial and diversified REITs were relative underperformers.

12 Months Ended October 31, 2010
U.S. Dollar Return
S&P Global ex U.S. REIT Index (net dividends)	16.43%
S&P Global REIT Index (net dividends)	28.81%

Source: Standard Poor’s. Copyright S&P, 2010. All rights reserved.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” The Master Funds, in turn, purchase stocks and/or other securities.

International Equity Portfolios’ Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of a broadly diversified basket of international large company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 1,283 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 10.99% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The majority of the Portfolio’s relative outperformance was attributable to differences in the valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 5,176 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 12.48% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of five Master Funds that invest individually in Canada, the United Kingdom, Continental Europe (including Israel and excluding the U.K.), Japan, and Asia Pacific. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Funds collectively held 4,615 stocks in 23 developed country markets. In general, the Portfolio was fully invested in the Master Funds throughout the year. The combined average cash level for the period was less than 1% of the Portfolio’s assets.

Each of the Master Funds has a diversified investment approach. As a result, the Portfolio’s performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small company stocks outperformed international large company stocks. For the 12 months ended October 31, 2010, total returns were 17.61% for the Portfolio and 17.23%

for the MSCI World ex USA Small Cap Index (net dividends). The Portfolio and the Index held a number of securities in common but at different weights due to different methods for defining size and the Portfolio’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly outperformed the Index.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,333 stocks. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 0.33% for the Portfolio and 1.12% for the MSCI Japan Small Cap Index (net dividends). Relative to the Index, the Portfolio’s underperformance was primarily due to its exclusion of REITs, as REITs were the best performing sector.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such securities. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,093 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore. Country allocations generally reflect the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. In general, the Master Fund was fully invested in equities during the period. The average cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.36% for the Portfolio and 25.77% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Portfolio’s relative outperformance was primarily attributable to differences in the valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 375 stocks. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2010, total returns were 25.37% for the Portfolio and 21.61% for the MSCI UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and in most cases, no single stock will explain a significant amount of the performance difference relative to the Index. However, during the 12-month period ended

October 31, 2010, the Master Fund held two stocks that had a significant positive impact on relative performance. One stock was held at a higher weight than in the Index and the other stock was not present in the Index.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe (excluding the U.K.) and Israel, by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,405 stocks in 15 developed continental European countries and Israel. Country allocations generally reflect the approximate weights of individual securities within a universe of continental European and Israeli small company stocks constructed by the Advisor. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the continental European (excluding the U.K.) and Israeli equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 14.85% for the Portfolio and 15.17% for the MSCI Europe ex UK Small Cap Index (net dividends). The Master Fund and the Index held a number of securities in common but at different weights due to different methods for defining size and the Master Fund’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly underperformed the Index.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in international markets, but does not attempt to track a specific index. As of October 31, 2010, the Portfolio held 194 stocks in 19 developed and emerging market countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was determined principally by structural trends in international real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.96% for the Portfolio, 17.60% for the S&P Global ex US REIT Index (gross dividends), and 16.43% for the S&P Global ex US REIT Index (net dividends). Relative to the Index (net dividends) the vast majority of the Portfolio’s relative outperformance was attributable to differences between the Index’s assumed withholding tax rates and the Portfolio’s actual withholding tax rates and to differences in the valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio, a fund of funds, is designed to capture the returns of a broadly diversified portfolio of real estate securities in U.S. and international markets, but does not attempt to track a specific index. As of October 31, 2010, the Portfolio invested in the DFA International Real Estate Securities Portfolio and the DFA Real Estate Securities Portfolio. As of October 31, 2010, the Portfolio held 299 stocks, through its underlying funds, in 20 developed and emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was principally determined by structural trends in global real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 31.38% for the Portfolio, 30.27% for the S&P Global REIT Index (gross dividends), and 28.81% for the S&P Global REIT Index (net dividends). Relative to the Index (net dividends), most of the Portfolio’s relative outperformance was attributable to differences between the Index’s assumed withholding tax rates and the Portfolio’s actual withholding tax rates and, with respect to the Portfolio’s holdings of the DFA International Real Estate Securities Portfolio, to differences in the timing of the pricing of securities and foreign exchange rates between this portfolio and the Index. The DFA International Real Estate Securities Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The DFA International Real Estate Securities Portfolio utilizes fair value pricing to price its securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 2,160 stocks in 23 developed countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small stocks outperformed international large cap stocks and international value stocks underperformed international growth stocks. For the 12 months ended October 31, 2010, total returns were 10.01% for the Portfolio and 17.23% for the MSCI World ex USA Small Cap Index (net dividends). The primary reason for the Portfolio’s relative underperformance was its significantly greater allocation than the Index to value stocks, which underperformed, and its corresponding lower allocation to growth stocks, which outperformed.

International Vector Equity Portfolio

The International Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics, as measured by book-to-market ratio, than the International Core Equity Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 3,820 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 13.62% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large cap stocks in selected emerging markets countries by purchasing shares of a Master Fund investing in such securities. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 712 stocks in 20 emerging markets countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 26.53% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative outperformance was primarily due to differences in country weight allocations between the Master Fund and the Index. Country weight differences were primarily driven by capping of individual countries to limit single country risk exposure. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such securities. The Master Fund’s investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks in selected emerging markets, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 2,691 stocks across 15 emerging markets countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 41.33% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s outperformance was primarily due to emerging markets small cap stocks outperforming their large cap counterparts during the period. The Master Fund holds primarily small cap stocks whereas the Index generally holds large cap and mid cap stocks. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio seeks to capture the returns of large and small cap value stocks as measured by book to market ratio in selected emerging markets countries by purchasing shares of the Dimensional Emerging Markets Value Fund (the “Master Fund”), which invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 2,016 stocks across 17 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. The Master Fund’s target country weights were capped at 15% at purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.04% for the Portfolio’s Institutional Class shares, 29.71% for the Portfolio’s Class R2 shares and 23.56% for the MSCI Emerging Markets Index (net dividends). The Master Fund targets large and small cap value stocks while the Index primarily targets large and mid cap stocks. The Portfolio’s relative outperformance was primarily due to its higher allocation than the Index to small cap value stocks, which outperformed, and a corresponding lower allocation than the Index to large cap stocks which underperformed. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of a broad universe of emerging markets stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to selected emerging markets countries, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 3,174 stocks across 20 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. The Portfolio’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Portfolio’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 31.30% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). In general, emerging markets large cap stocks significantly underperformed emerging markets mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks had a positive impact on the Portfolio’s relative performance. Composition differences in the Portfolio’s holdings relative to the Index, in particular within regions and sectors, also had a positive impact on the relative performance. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets.This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund.You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Enhanced U.S. Large Company Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,011.60	0.25%	$1.27
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$974.10	0.27%	$1.34
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$949.40	0.48%	$2.36
Class R2 Shares	$1,000.00	$949.50	0.63%	$3.10
Institutional Class Shares	$1,000.00	$950.40	0.38%	$1.87
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.79	0.48%	$2.45
Class R2 Shares	$1,000.00	$1,022.03	0.63%	$3.21
Institutional Class Shares	$1,000.00	$1,023.29	0.38%	$1.94

U.S. Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$948.50	0.51%	$2.50
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

U.S. Core Equity 1 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$999.90	0.19%	$0.96
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.25	0.19%	$0.97

U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.60	0.22%	$1.10
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

U.S. Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$976.80	0.32%	$1.59
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

U.S. Small Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$988.50	0.37%	$1.85
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.34	0.37%	$1.89

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Micro Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.90	0.51%	$2.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

DFA Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,063.50	0.32%	$1.66
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

Large Cap International Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,062.80	0.30%	$1.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

International Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,056.10	0.40%	$2.07
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.19	0.40%	$2.04

International Small Company Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,074.50	0.56%	$2.93
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.38	0.56%	$2.85

Japanese Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$940.40	0.57%	$2.79
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

Asia Pacific Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,133.00	0.64%	$3.44
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.98	0.64%	$3.26

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
United Kingdom Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.60	0.60%	$3.25
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.18	0.60%	$3.06

Continental Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,093.40	0.59%	$3.11
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.23	0.59%	$3.01

DFA International Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.20	0.41%	$2.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.14	0.41%	$2.09

DFA Global Real Estate Securities Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,101.10	0.41%	$2.17
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.14	0.41%	$2.09

DFA International Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.50	0.70%	$3.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.68	0.70%	$3.57

International Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,055.80	0.55%	$2.85
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.43	0.55%	$2.80

Emerging Markets Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,106.30	0.61%	$3.24
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.13	0.61%	$3.11

Emerging Markets Small Cap Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,180.80	0.79%	$4.34
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.22	0.79%	$4.02

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Emerging Markets Value Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,116.90	0.87%	$4.64
Institutional Class Shares	$1,000.00	$1,119.30	0.62%	$3.31
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,020.82	0.87%	$4.43
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Emerging Markets Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,129.20	0.67%	$3.60
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.83	0.67%	$3.41

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Cap Value Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUND OF FUNDS

International Small Company Portfolio	100.0%
DFA Global Real Estate Securities Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

FIXED INCOME PORTFOLIO

Enhanced U.S. Large Company Portfolio
Corporate	19.7%
Government	12.7%
Foreign Corporate	24.0%
Foreign Government	38.0%
Supranational	5.6%

100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
Consumer Discretionary	16.8%	Consumer Discretionary	18.2%	Consumer Discretionary	13.8%
Consumer Staples	3.8%	Consumer Staples	2.8%	Consumer Staples	8.4%
Energy	9.4%	Energy	9.5%	Energy	9.6%
Financials	24.4%	Financials	22.5%	Financials	15.9%
Health Care	7.3%	Health Care	6.2%	Health Care	10.8%
Industrials	15.8%	Industrials	19.1%	Industrials	12.9%
Information Technology	13.8%	Information Technology	14.3%	Information Technology	17.1%
Materials	7.2%	Materials	7.0%	Materials	5.1%
Real Estate Investment Trusts	—	Other	—	Other	—
Telecommunication Services	1.1%	Real Estate Investment Trusts	—	Telecommunication Services	2.8%
Utilities	0.4%	Telecommunication Services	0.3%	Utilities	3.6%

	100.0%	Utilities	0.1%		100.0%

			100.0%

U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
Consumer Discretionary	14.8%	Consumer Discretionary	15.7%	Consumer Discretionary	17.0%
Consumer Staples	6.8%	Consumer Staples	4.9%	Consumer Staples	3.5%
Energy	10.1%	Energy	9.9%	Energy	5.6%
Financials	18.8%	Financials	24.3%	Financials	13.5%
Health Care	10.0%	Health Care	8.4%	Health Care	11.5%
Industrials	13.9%	Industrials	13.9%	Industrials	18.2%
Information Technology	14.5%	Information Technology	13.2%	Information Technology	21.3%
Materials	5.4%	Materials	5.8%	Materials	5.5%
Other	—	Other	—	Other	—
Telecommunication Services	3.2%	Telecommunication Services	2.5%	Telecommunication Services	1.2%
Utilities	2.5%	Utilities	1.4%	Utilities	2.7%

	100.0%		100.0%		100.0%

U.S. Micro Cap Portfolio		DFA Real Estate Securities Portfolio		Large Cap International Portfolio
Consumer Discretionary	16.0%	Real Estate Investment Trusts	100.0%	Consumer Discretionary	9.8%

Consumer Staples	4.9%		100.0%	Consumer Staples	9.6%
Energy	3.7%			Energy	9.2%
Financials	13.8%			Financials	23.8%
Health Care	13.0%			Health Care	7.8%
Industrials	18.4%			Industrials	12.0%
Information Technology	22.5%			Information Technology	4.9%
Materials	4.6%			Materials	12.0%
Other	—			Other	0.1%
Telecommunication Services	1.3%			Telecommunication Services	5.7%
Utilities	1.8%			Utilities	5.1%

	100.0%				100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

International Core Equity Portfolio		DFA International Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio
Consumer Discretionary	13.8%	Financials	0.1%	Consumer Discretionary	19.5%
Consumer Staples	6.6%	Other	0.1%	Consumer Staples	6.1%
Energy	8.1%	Real Estate Investment Trusts	99.8%	Energy	5.4%

Financials	24.9%		100.0%	Financials	18.9%
Health Care	4.5%			Health Care	2.0%
Industrials	16.7%			Industrials	22.7%
Information Technology	5.5%			Information Technology	4.9%
Materials	13.7%			Materials	19.7%
Other	—			Other	—
Real Estate Investment Trusts	—			Real Estate Investment Trusts	0.1%
Telecommunication Services	3.3%			Telecommunication Services	0.4%
Utilities	2.9%			Utilities	0.3%

	100.0%				100.0%

International Vector Equity Portfolio		Emerging Markets Core Equity Portfolio
Consumer Discretionary	15.7%	Consumer Discretionary	10.1%
Consumer Staples	5.5%	Consumer Staples	7.2%
Energy	6.8%	Energy	11.0%
Financials	23.8%	Financials	23.7%
Health Care	3.8%	Health Care	2.0%
Industrials	18.6%	Industrials	11.5%
Information Technology	6.3%	Information Technology	10.1%
Materials	15.8%	Materials	15.9%
Other	—	Other	—
Real Estate Investment Trusts	—	Real Estate Investment Trusts	—
Telecommunication Services	2.1%	Telecommunication Services	5.1%
Utilities	1.6%	Utilities	3.4%

	100.0%		100.0%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount^	Value†
	(000)
BONDS — (74.2%)
AUSTRALIA — (1.9%)
Australia & New Zealand Banking Group, Ltd.
(u) 5.500%, 05/24/11	1,000	$1,023,110
Commonwealth Bank of Australia
(u) 4.750%, 01/27/11	434	437,977
Macquarie Bank, Ltd.
(u) 2.600%, 01/20/12	1,449	1,484,027

TOTAL AUSTRALIA		2,945,114

AUSTRIA — (2.8%)
Asfinag
2.000%, 10/22/12	2,050	2,100,793
Oesterreichische Volksbanken AG
(e) 3.000%, 02/09/12	1,600	2,267,874

TOTAL AUSTRIA		4,368,667

CANADA — (17.3%)
Alberta Capital Finance Authority
5.850%, 06/01/12	2,000	2,095,382
Bank of Nova Scotia Floating Rate Note
(r)(u)0.543%, 03/05/12	4,000	4,010,484
British Columbia, Province of Canada
5.750%, 01/09/12	4,000	4,124,993
Canada Mortgage & Housing Corp.
5.500%, 06/01/12	3,700	3,855,161
Canadian Government Bond
1.250%, 12/01/11	2,300	2,255,845
1.500%, 06/01/12	1,000	982,930
Ontario, Province of Canada
4.400%, 12/02/11	4,200	4,253,699
Royal Bank of Canada
(u) 5.650%, 07/20/11	1,300	1,344,442
(e) 5.750%, 07/25/11	2,000	2,865,665
Royal Bank of Canada Floating Rate Note
(r)(u)0.356%, 01/27/12	100	100,000
Toronto-Dominion Bank (The)
(g) 6.875%, 06/24/11	650	1,075,645

TOTAL CANADA		26,964,246

	Face Amount^	Value†
	(000)
DENMARK — (4.5%)
Denmark Government International Bond
(u) 1.875%, 03/16/12	3,000	$3,058,500
FIH Erhvervsbank A.S.
(u) 2.450%, 08/17/12	3,800	3,906,993

TOTAL DENMARK		6,965,493

FINLAND — (0.3%)
Nordea Bank Finland P.L.C. Floating Rate Note
(r)(u)0.686%, 02/01/12	500	499,876

FRANCE — (6.9%)
Agence Francaise de Developpement
(u) 2.250%, 05/22/12	2,500	2,547,205
Caisse d’Amortissement de la Dette Sociale
(u) 2.250%, 07/06/12	3,500	3,579,384
(u) 5.375%, 07/17/12	500	539,548
Societe Financement de l’Economie Francaise
(e) 3.500%, 11/24/11	1,800	2,574,762
(u) 2.250%, 06/11/12	1,500	1,543,832

TOTAL FRANCE		10,784,731

GERMANY — (7.1%)
IKB Deutsche Industriebank AG
(e) 2.875%, 01/27/12	1,500	2,129,562
Kreditanstalt fuer Wiederaufbau
(g) 4.375%, 03/07/11	600	974,055
(u) 2.250%, 04/16/12	2,500	2,566,265
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 2.000%, 10/01/12	1,500	1,533,922
Landwirtschaftliche Rentenbank
(g) 5.250%, 01/18/12	2,315	3,901,240

TOTAL GERMANY		11,105,044

JAPAN — (3.3%)
Development Bank of Japan
(e) 5.625%, 08/02/11	1,500	2,153,846
Japan Finance Corp.
(u) 2.000%, 06/24/11	1,000	1,009,718

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
JAPAN — (Continued)
(u) 1.500%, 07/06/12	2,000	$2,024,040

TOTAL JAPAN		5,187,604

NETHERLANDS — (6.2%)
Bank Nederlandse Gemeenten
(u) 2.250%, 01/17/12	3,000	3,054,792
(g) 5.750%, 03/07/12	521	885,007
Nederlandse Waterschapsbank NV
(u) 2.875%, 06/16/11	4,000	4,058,576
Rabobank Nederland NV
(g) 5.000%, 04/11/11	1,000	1,626,510

TOTAL NETHERLANDS		9,624,885

NORWAY — (2.6%)
Kommunalbanken AS
(u) 3.250%, 06/15/11	4,000	4,066,264

SPAIN — (0.6%)
Instituto de Credito Oficial
(u) 1.875%, 04/15/11	1,000	1,000,548

SUPRANATIONAL
ORGANIZATION
OBLIGATIONS — (4.2%)
Eurofima
(u) 5.125%, 08/02/12	1,000	1,073,269
European Investment Bank
(u) 3.250%, 10/14/11	800	821,726
(u) 4.625%, 03/21/12	3,100	3,276,582
European Union
(e) 3.250%, 12/09/11	1,000	1,430,396

TOTAL SUPRANATIONAL
ORGANIZATION
OBLIGATIONS		6,601,973

SWEDEN — (2.4%)
Kommuninvest I Sverige
(u) 5.375%, 06/15/11	1,000	1,032,186
(u) 5.375%, 07/03/12	2,600	2,798,871

TOTAL SWEDEN		3,831,057

UNITED KINGDOM — (5.0%)
Bank of Scotland P.L.C.
4.625%, 11/04/11	1,800	2,985,498

	Face Amount^	Value†
	(000)
UNITED KINGDOM — (Continued)
Barclays Bank P.L.C. Floating Rate Note
(r)(u)0.556%, 01/14/11	1,000	$999,993
Clydesdale Bank P.L.C.
3.375%, 12/09/11	800	1,316,652
Royal Bank of Scotland P.L.C. (The)
4.125%, 11/14/11	1,500	2,480,442

TOTAL UNITED KINGDOM		7,782,585

UNITED STATES — (9.1%)
Berkshire Hathaway, Inc. Floating Rate Note
(r) 0.591%, 02/10/12	$4,000	3,998,452
General Electric Capital Corp.
6.000%, 06/15/12	800	862,818
General Electric Capital Corp. Floating Rate Note
(r) 0.916%, 02/01/11	2,000	2,002,492
(r) 0.373%, 06/06/11	1,000	1,000,498
JPMorgan Chase & Co.
(g) 3.750%, 12/12/11	1,000	1,649,592
5.375%, 10/01/12	800	865,527
JPMorgan Chase & Co. Floating Rate Note
(r) 1.043%, 06/13/11	1,800	1,808,266
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.390%, 10/04/11	2,000	1,999,980

TOTAL UNITED STATES		14,187,625

TOTAL BONDS		115,915,712

AGENCY OBLIGATIONS — (14.4%)
Federal Home Loan Bank
3.625%, 09/16/11	1,200	1,236,064
1.125%, 05/18/12	2,000	2,023,700
Federal Home Loan Bank Discount Note
(y) ❖ 0.136%, 12/08/10	4,000	3,999,508
Federal Home Loan Mortgage Corporation
1.125%, 07/27/12	2,000	2,026,348
5.500%, 08/20/12	1,000	1,091,639
Federal Home Loan Mortgage Corporation Discount Notes
(y) ❖ 0.180%, 12/08/10	5,000	4,999,385
(y) ❖ 0.185%, 12/14/10	5,000	4,999,285

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount	Value†		Shares	Value†
	(000)		TEMPORARY CASH INVESTMENTS — (0.5%)
Federal National Mortgage Association			BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	734,050	$734,050

4.375%, 09/15/12	$2,000	$2,147,702

TOTAL AGENCY OBLIGATIONS		22,523,631	TOTAL INVESTMENTS — (100.0%) (Cost $154,182,471)		$156,198,640

COMMERCIAL PAPER — (7.6%)
Eksportfinans ASA
0.280%, 11/05/10	1,000	999,969
National Rural Utilities
0.260%, 12/16/10	2,000	1,999,288
Paccar Financial Corp.
0.260%, 12/10/10	3,700	3,698,817
Statoilhydro ASA
0.190%, 11/01/10	4,500	4,500,000
United Technologies Corp.
0.170%, 11/01/10	600	600,000

TOTAL COMMERCIAL PAPER		11,798,074

	Shares
EXCHANGE-TRADED FUND — (3.3%)
UNITED STATES — (3.3%) SPDR Trust Series I	44,100	5,227,173

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$115,915,712	—	$115,915,712
Agency Obligations	—	22,523,631	—	22,523,631
Commercial Paper	—	11,798,074	—	11,798,074
Exchange-Traded Fund	$5,227,173	—	—	5,227,173
Temporary Cash Investments	734,050	—	—	734,050
Forward Currency Contracts**	—	(173,351)	—	(173,351)
Futures Contracts**	10,406,650	—	—	10,406,650

TOTAL	$16,367,873	$150,064,066	—	$166,431,939

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$6,922,104,537

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $5,483,228,182)	$6,922,104,537

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$6,922,104,537	—	—	$6,922,104,537

See accompanying Notes to Financial Statements.

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (14.8%)
#*Gaylord Entertainment Co.	204,517	$6,818,597	0.3%
Jarden Corp.	207,642	6,657,003	0.3%
*Liberty Media Corp. Capital Class A	166,331	9,570,686	0.4%
#*Mohawk Industries, Inc.	141,554	8,116,706	0.3%
#Rent-A-Center, Inc.	265,181	6,666,650	0.3%
#*Saks, Inc.	755,984	8,421,662	0.4%
#*Whirlpool Corp.	88,830	6,735,979	0.3%
Other Securities		327,148,537	14.4%

Total Consumer Discretionary		380,135,820	16.7%

Consumer Staples — (3.3%)
*Constellation Brands, Inc. Class A	389,483	7,684,500	0.4%
*Ralcorp Holdings, Inc.	107,711	6,684,545	0.3%
#*Smithfield Foods, Inc.	419,475	7,026,206	0.3%
Other Securities		64,080,090	2.8%

Total Consumer Staples		85,475,341	3.8%

Energy — (8.2%)
*Complete Production Services, Inc.	332,185	7,783,095	0.3%
#*Exterran Holdings, Inc.	284,147	7,151,980	0.3%
Pioneer Natural Resources Co.	149,975	10,468,255	0.5%
*Plains Exploration & Production Co.	265,602	7,402,328	0.3%
*Rowan Cos., Inc.	228,373	7,513,472	0.3%
*Sunoco, Inc.	212,272	7,953,832	0.4%
*Whiting Petroleum Corp.	72,600	7,291,944	0.3%
Other Securities		156,464,802	6.9%

Total Energy		212,029,708	9.3%

Financials — (21.4%)
*American Capital, Ltd.	1,070,676	7,473,318	0.3%
American Financial Group, Inc.	248,114	7,587,326	0.3%
*Assurant, Inc.	266,924	10,554,175	0.5%
Axis Capital Holdings, Ltd.	226,295	7,696,293	0.4%
#*CNO Financial Group, Inc.	1,229,638	6,689,231	0.3%
Huntington Bancshares, Inc.	1,239,796	7,029,643	0.3%
#*MGIC Investment Corp.	790,073	6,968,444	0.3%
*NASDAQ OMX Group, Inc. (The)	336,903	7,081,701	0.3%
NewAlliance Bancshares, Inc.	537,373	6,926,738	0.3%
#*Old Republic International Corp.	572,695	7,559,574	0.3%
Reinsurance Group of America, Inc.	153,401	7,680,788	0.3%
Transatlantic Holdings, Inc.	140,003	7,364,158	0.3%
Validus Holdings, Ltd.	239,615	6,795,481	0.3%
Webster Financial Corp.	409,887	7,017,265	0.3%
Other Securities		446,116,765	19.7%

Total Financials		550,540,900	24.2%

Health Care — (6.4%)
*Coventry Health Care, Inc.	317,536	7,436,693	0.3%
*HealthSpring, Inc.	272,795	7,962,886	0.3%
*Hologic, Inc.	465,750	7,461,315	0.3%
*King Pharmaceuticals, Inc.	596,470	8,434,086	0.4%
Other Securities		133,194,710	5.9%

Total Health Care		164,489,690	7.2%

Industrials — (13.8%)
*Amerco, Inc.	85,436	7,033,092	0.3%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#*Avis Budget Group, Inc.	578,582	$6,717,337	0.3%
*Esterline Technologies Corp.	120,884	7,306,229	0.3%
*Owens Corning, Inc.	282,473	7,638,070	0.3%
#Triumph Group, Inc.	80,276	6,710,271	0.3%
Other Securities		321,395,397	14.2%

Total Industrials		356,800,396	15.7%

Information Technology — (12.1%)
*Arrow Electronics, Inc.	242,217	7,172,045	0.3%
*CACI International, Inc.	144,521	7,243,393	0.4%
*IAC/InterActiveCorp	329,849	9,202,787	0.4%
*Ingram Micro, Inc.	396,212	6,997,104	0.3%
*International Rectifier Corp.	300,671	6,984,587	0.3%
*Tech Data Corp.	261,278	11,232,341	0.5%
Other Securities		263,545,511	11.6%

Total Information Technology		312,377,768	13.8%

Materials — (6.4%)
#*Century Aluminum Co.	556,132	7,518,905	0.3%
*Coeur d’Alene Mines Corp.	329,341	6,787,718	0.3%
#Domtar Corp.	107,587	8,538,104	0.4%
*MeadWestavco Corp.	376,177	9,679,034	0.4%
Other Securities		131,444,297	5.8%

Total Materials		163,968,058	7.2%

Real Estate Investment Trusts — (0.0%)
Other Securities		1,365	0.0%

Telecommunication Services — (0.9%)
Other Securities		24,205,757	1.1%

Utilities — (0.3%)
Other Securities		8,749,744	0.4%

TOTAL COMMON STOCKS		2,258,774,547	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		24,271	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	8,755,190	8,755,190	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.1%)
§@DFA Short Term Investment Fund	309,281,722	309,281,722	13.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $1,449,407 FNMA 3.500%, 10/01/20, valued at $1,516,373) to be repurchased at $1,472,234	$1,472	1,472,206	0.1%

TOTAL SECURITIES LENDING COLLATERAL		310,753,928	13.7%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $2,378,682,378)	$2,578,307,936	113.5%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$380,135,820	—	—	$380,135,820
Consumer Staples	85,475,341	—	—	85,475,341
Energy	212,029,708	—	—	212,029,708
Financials	550,540,900	—	—	550,540,900
Health Care	164,489,690	—	—	164,489,690
Industrials	356,800,396	—	—	356,800,396
Information Technology	312,377,768	—	—	312,377,768
Materials	163,968,058	—	—	163,968,058
Real Estate Investment Trusts	1,365	—	—	1,365
Telecommunication Services	24,205,757	—	—	24,205,757
Utilities	8,749,744	—	—	8,749,744
Rights/Warrants	3,280	$20,991	—	24,271
Temporary Cash Investments	8,755,190	—	—	8,755,190
Securities Lending Collateral	—	310,753,928	—	310,753,928

TOTAL	$2,267,533,017	$310,774,919	—	$2,578,307,936

See accompanying Notes to Financial Statements.

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.3%)
Consumer Discretionary — (15.1%)
#American Greetings Corp. Class A	1,790,470	$34,681,404	0.5%
#*Cabela’s, Inc.	1,668,902	30,941,443	0.5%
#Dillard’s, Inc.	1,637,833	41,781,120	0.6%
#*Gaylord Entertainment Co.	1,237,351	41,253,282	0.6%
#Regis Corp.	1,509,892	30,877,291	0.5%
#Rent-A-Center, Inc.	1,421,975	35,748,452	0.6%
#*Saks, Inc.	3,665,122	40,829,459	0.6%
#Scholastic Corp.	1,528,917	45,026,606	0.7%
Other Securities		883,267,605	13.5%

Total Consumer Discretionary		1,184,406,662	18.1%

Consumer Staples — (2.3%)
#*Hain Celestial Group, Inc.	1,311,686	32,437,995	0.5%
Other Securities		150,451,307	2.3%

Total Consumer Staples		182,889,302	2.8%

Energy — (7.9%)
#*Bill Barrett Corp.	771,988	29,142,547	0.4%
*Bristow Group, Inc.	988,619	38,338,645	0.6%
*Complete Production Services, Inc.	1,866,574	43,733,829	0.7%
#*Exterran Holdings, Inc.	1,695,768	42,682,481	0.6%
#*Helix Energy Solutions Group, Inc.	2,356,839	29,908,287	0.5%
*SEACOR Holdings, Inc.	362,962	34,390,650	0.5%
Other Securities		399,425,547	6.1%

Total Energy		617,621,986	9.4%

Financials — (18.7%)
#*American Capital, Ltd.	5,159,435	36,012,856	0.5%
#Argo Group International Holdings, Ltd.	904,866	31,389,802	0.5%
#*CNO Financial Group, Inc.	6,668,947	36,279,072	0.6%
#Delphi Financial Group, Inc. Class A	1,223,115	33,109,723	0.5%
Infinity Property & Casualty Corp.	561,746	29,070,356	0.4%
#*MBIA, Inc.	3,747,338	42,007,659	0.6%
#Montpelier Re Holdings, Ltd.	1,843,926	33,780,724	0.5%
#NewAlliance Bancshares, Inc.	3,319,504	42,788,407	0.7%
#*PHH Corp.	1,726,823	33,275,879	0.5%
Provident Financial Services, Inc.	2,445,306	30,908,668	0.5%
Selective Insurance Group, Inc.	1,870,559	31,649,858	0.5%
Unitrin, Inc.	1,271,106	30,887,876	0.5%
#Webster Financial Corp.	1,883,421	32,244,168	0.5%
Other Securities		1,023,500,270	15.6%

Total Financials		1,466,905,318	22.4%

Health Care — (5.2%)
#Cooper Cos., Inc.	785,704	38,766,635	0.6%
#*LifePoint Hospitals, Inc.	1,678,385	56,930,819	0.9%
#*Viropharma, Inc.	1,764,650	28,869,674	0.4%
Other Securities		282,285,388	4.3%

Total Health Care		406,852,516	6.2%

Industrials — (15.9%)
#*Alaska Air Group, Inc.	578,278	30,533,078	0.5%
#Alexander & Baldwin, Inc.	1,120,063	38,563,769	0.6%
#Applied Industrial Technologies, Inc.	1,145,140	34,823,707	0.5%
#*Avis Budget Group, Inc.	2,674,250	31,048,042	0.5%
*Esterline Technologies Corp.	1,023,870	61,882,703	1.0%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#GATX Corp.	1,408,389	$44,589,596	0.7%
Seaboard Corp.	18,999	35,225,096	0.5%
#Trinity Industries, Inc.	1,827,519	41,539,507	0.6%
#Triumph Group, Inc.	370,549	30,974,191	0.5%
Other Securities		893,979,601	13.6%

Total Industrials		1,243,159,290	19.0%

Information Technology — (12.0%)
#*Benchmark Electronics, Inc.	2,751,881	45,213,405	0.7%
*Coherent, Inc.	922,025	38,688,169	0.6%
#*Convergys Corp.	2,539,149	28,743,167	0.4%
*Fairchild Semiconductor International, Inc.	3,188,035	35,929,154	0.5%
*MKS Instruments, Inc.	1,795,829	37,083,869	0.6%
*Skyworks Solutions, Inc.	1,385,062	31,731,770	0.5%
#*Vishay Intertechnology, Inc.	3,162,160	35,732,408	0.5%
Other Securities		681,581,848	10.4%

Total Information Technology		934,703,790	14.2%

Materials — (5.9%)
#*Coeur d’Alene Mines Corp.	1,885,714	38,864,566	0.6%
#*PolyOne Corp.	2,698,136	34,859,917	0.5%
#Westlake Chemical Corp.	1,654,024	52,862,607	0.8%
Other Securities		332,640,018	5.1%

Total Materials		459,227,108	7.0%

Other — (0.0%)
Other Securities		6,633	0.0%

Real Estate Investment Trusts — (0.0%)
Other Securities		3,209	0.0%

Telecommunication Services — (0.2%)
Other Securities		17,633,165	0.3%

Utilities — (0.1%)
Other Securities		8,839,028	0.1%

TOTAL COMMON STOCKS		6,522,248,007	99.5%

RIGHTS/WARRANTS — (0.1%)
Other Securities		3,401,796	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	25,558,555	25,558,555	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (16.3%)
§@DFA Short Term Investment Fund	1,268,888,448	1,268,888,448	19.4%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $7,611,177 FNMA 3.500%, 10/01/20, valued at $7,962,830) to be repurchased at $7,731,051	$7,731	$7,730,903	0.1%

TOTAL SECURITIES LENDING COLLATERAL		1,276,619,351	19.5%

TOTAL INVESTMENTS — (100.0%) (Cost $7,677,469,004)		$7,827,827,709	119.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,184,406,662	—	—	$1,184,406,662
Consumer Staples	182,889,302	—	—	182,889,302
Energy	617,621,986	—	—	617,621,986
Financials	1,466,905,318	—	—	1,466,905,318
Health Care	406,115,618	$736,898	—	406,852,516
Industrials	1,243,159,290	—	—	1,243,159,290
Information Technology	934,703,790	—	—	934,703,790
Materials	459,227,108	—	—	459,227,108
Other	—	6,633	—	6,633
Real Estate Investment Trusts	3,209	—	—	3,209
Telecommunication Services	17,633,165	—	—	17,633,165
Utilities	8,839,028	—	—	8,839,028
Rights/Warrants	27,367	3,374,429	—	3,401,796
Temporary Cash Investments	25,558,555	—	—	25,558,555
Securities Lending Collateral	—	1,276,619,351	—	1,276,619,351

TOTAL	$6,547,090,398	$1,280,737,311	—	$7,827,827,709

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.3%)
Consumer Discretionary — (12.5%)
*Amazon.com, Inc.	55,780	$9,211,509	0.3%
*Comcast Corp. Class A	417,209	8,586,161	0.3%
*DIRECTV Class A	220,510	9,583,365	0.3%
#*Las Vegas Sands Corp.	176,285	8,087,956	0.3%
*McDonald’s Corp.	138,676	10,784,833	0.4%
*Time Warner, Inc.	220,816	7,178,728	0.3%
Walt Disney Co. (The)	356,203	12,862,490	0.4%
Other Securities		333,494,859	11.5%

Total Consumer Discretionary		399,789,901	13.8%

Consumer Staples — (7.6%)
Coca-Cola Co. (The)	279,300	17,126,676	0.6%
*CVS Caremark Corp.	273,950	8,251,374	0.3%
Kraft Foods, Inc.	328,406	10,597,662	0.4%
*PepsiCo, Inc.	223,192	14,574,438	0.5%
Philip Morris International, Inc.	255,696	14,958,216	0.5%
*Procter & Gamble Co. (The)	373,178	23,722,925	0.8%
*Wal-Mart Stores, Inc.	499,081	27,035,218	0.9%
Other Securities		126,341,381	4.4%

Total Consumer Staples		242,607,890	8.4%

Energy — (8.6%)
*Apache Corp.	67,655	6,834,508	0.3%
*Chevron Corp.	383,192	31,655,491	1.1%
*ConocoPhillips	284,161	16,879,163	0.6%
*Exxon Mobil Corp.	580,228	38,567,755	1.3%
Occidental Petroleum Corp.	108,874	8,560,763	0.3%
*Schlumberger, Ltd.	204,389	14,284,747	0.5%
Other Securities		159,468,862	5.5%

Total Energy		276,251,289	9.6%

Financials — (14.4%)
*American Express Co.	170,473	7,067,811	0.3%
*Bank of America Corp.	1,763,982	20,179,954	0.7%
*Berkshire Hathaway, Inc.	103,135	8,205,421	0.3%
*Citigroup, Inc.	3,746,359	15,622,317	0.5%
*Goldman Sachs Group, Inc. (The)	94,871	15,269,487	0.5%
*JPMorgan Chase & Co.	800,949	30,139,711	1.0%
U.S. Bancorp	332,743	8,045,726	0.3%
*Wells Fargo & Co.	948,438	24,735,263	0.9%
Other Securities		331,025,321	11.4%

Total Financials		460,291,011	15.9%

Health Care — (9.7%)
*Abbott Laboratories	193,928	9,952,385	0.3%
*Amgen, Inc.	134,636	7,699,833	0.3%
*Johnson & Johnson	341,549	21,746,425	0.8%
Merck & Co., Inc.	447,113	16,221,260	0.6%
*Pfizer, Inc.	1,354,471	23,567,795	0.8%
UnitedHealth Group, Inc.	220,401	7,945,456	0.3%
Other Securities		224,074,770	7.7%

Total Health Care		311,207,924	10.8%

Industrials — (11.6%)
*3M Co.	90,402	7,613,656	0.3%
General Electric Co.	2,071,642	33,187,705	1.1%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*Union Pacific Corp.	97,021	$8,506,801	0.3%
*United Parcel Service, Inc.	106,196	7,151,239	0.2%
*United Technologies Corp.	110,065	8,229,560	0.3%
Other Securities		306,633,204	10.6%

Total Industrials		371,322,165	12.8%

Information Technology — (15.4%)
*Apple, Inc.	115,795	34,839,242	1.2%
*Cisco Sytems, Inc.	718,867	16,411,734	0.6%
*Google, Inc.	30,334	18,594,439	0.6%
Hewlett-Packard Co.	291,252	12,250,059	0.4%
*Intel Corp.	835,086	16,760,176	0.6%
*International Business Machines Corp.	179,066	25,713,878	0.9%
*Microsoft Corp.	1,056,293	28,139,646	1.0%
*Oracle Corp.	595,998	17,522,341	0.6%
*QUALCOMM, Inc.	206,260	9,308,514	0.3%
Other Securities		313,542,834	10.8%

Total Information Technology		493,082,863	17.0%

Materials — (4.6%)
Other Securities		148,561,083	5.1%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.6%)
*AT&T, Inc.	1,184,233	33,750,640	1.2%
*Verizon Communications, Inc.	551,929	17,921,135	0.6%
Other Securities		30,177,431	1.0%

Total Telecommunication Services		81,849,206	2.8%

Utilities — (3.3%)
Other Securities		104,762,133	3.6%

TOTAL COMMON STOCKS		2,889,725,465	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		117,771	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	12,290,881	12,290,881	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.3%)
§@DFA Short Term Investment Fund	297,544,923	297,544,923	10.3%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $1,394,404 FNMA 3.500%, 10/01/20, valued at $1,458,829) to be repurchased at $1,416,365	$1,416	1,416,338	0.0%

TOTAL SECURITIES LENDING COLLATERAL		298,961,261	10.3%

TOTAL INVESTMENTS — (100.0%) (Cost $3,023,843,096)		$3,201,095,378	110.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$399,789,901	—	—	$399,789,901
Consumer Staples	242,607,890	—	—	242,607,890
Energy	276,251,289	—	—	276,251,289
Financials	460,291,011	—	—	460,291,011
Health Care	311,181,347	$26,577	—	311,207,924
Industrials	371,322,165	—	—	371,322,165
Information Technology	493,082,863	—	—	493,082,863
Materials	148,561,083	—	—	148,561,083
Other	—	—	—	—
Telecommunication Services	81,849,206	—	—	81,849,206
Utilities	104,762,133	—	—	104,762,133
Rights/Warrants	77,961	39,810	—	117,771
Temporary Cash Investments	12,290,881	—	—	12,290,881
Securities Lending Collateral	—	298,961,261	—	298,961,261

TOTAL	$2,902,067,730	$299,027,648	—	$3,201,095,378

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.6%)
Consumer Discretionary — (13.3%)
*Carnival Corp.	264,200	$11,405,514	0.2%
*Comcast Corp. Class A	904,003	18,604,382	0.4%
#*Las Vegas Sands Corp.	255,567	11,725,414	0.2%
*Lowe’s Cos., Inc.	606,612	12,939,034	0.3%
*Time Warner, Inc.	505,637	16,438,259	0.3%
Walt Disney Co. (The)	796,924	28,776,926	0.6%
Other Securities		639,482,590	12.8%

Total Consumer Discretionary		739,372,119	14.8%

Consumer Staples — (6.1%)
*CVS Caremark Corp.	598,385	18,023,356	0.3%
Kraft Foods, Inc.	727,689	23,482,524	0.5%
*PepsiCo, Inc.	187,890	12,269,217	0.2%
*Procter & Gamble Co. (The)	601,231	38,220,255	0.8%
*Wal-Mart Stores, Inc.	488,942	26,485,988	0.5%
Other Securities		218,107,947	4.4%

Total Consumer Staples		336,589,287	6.7%

Energy — (9.0%)
*Anadarko Petroleum Corp.	217,215	13,373,928	0.3%
*Apache Corp.	148,901	15,041,979	0.3%
*Chevron Corp.	812,565	67,125,995	1.4%
*ConocoPhillips	621,821	36,936,167	0.7%
Devon Energy Corp.	175,348	11,401,127	0.2%
*Exxon Mobil Corp.	696,027	46,264,915	0.9%
Occidental Petroleum Corp.	169,128	13,298,535	0.3%
*Schlumberger, Ltd.	239,531	16,740,822	0.3%
Other Securities		280,941,549	5.6%

Total Energy		501,125,017	10.0%

Financials — (16.9%)
*Bank of America Corp.	4,072,969	46,594,765	0.9%
*Bank of New York Mellon Corp. (The)	500,557	12,543,958	0.3%
*Citigroup, Inc.	4,374,919	18,243,412	0.4%
*Goldman Sachs Group, Inc. (The)	206,417	33,222,816	0.7%
*JPMorgan Chase & Co.	1,758,487	66,171,866	1.3%
*MetLife, Inc.	377,097	15,208,322	0.3%
*Morgan Stanley	560,059	13,928,667	0.3%
*PNC Financial Services Group, Inc.	230,384	12,417,698	0.2%
Travelers Cos., Inc. (The)	240,418	13,271,074	0.3%
U.S. Bancorp	650,207	15,722,005	0.3%
*Wells Fargo & Co.	2,251,097	58,708,610	1.2%
Other Securities		630,477,892	12.6%

Total Financials		936,511,085	18.8%

Health Care — (8.9%)
*Johnson & Johnson	312,579	19,901,905	0.4%
Merck & Co., Inc.	518,887	18,825,220	0.4%
*Pfizer, Inc.	2,383,245	41,468,463	0.8%
UnitedHealth Group, Inc.	491,713	17,726,254	0.3%
*WellPoint, Inc.	211,328	11,483,564	0.2%
Other Securities		387,121,797	7.8%

Total Health Care		496,527,203	9.9%

Industrials — (12.5%)
FedEx Corp.	133,279	11,691,234	0.3%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	4,451,556	$71,313,927	1.4%
*Union Pacific Corp.	215,752	18,917,135	0.4%
Other Securities		590,031,866	11.8%

Total Industrials		691,954,162	13.9%

Information Technology — (13.0%)
*Apple, Inc.	73,982	22,258,964	0.4%
*Cisco Sytems, Inc.	644,418	14,712,063	0.3%
*Corning, Inc.	657,240	12,014,347	0.2%
*Google, Inc.	21,286	13,048,105	0.3%
Hewlett-Packard Co.	462,271	19,443,118	0.4%
*Intel Corp.	1,078,333	21,642,143	0.4%
*International Business Machines Corp.	92,663	13,306,407	0.3%
*Microsoft Corp.	730,054	19,448,639	0.4%
*Oracle Corp.	457,669	13,455,469	0.3%
Other Securities		574,882,008	11.5%

Total Information Technology		724,211,263	14.5%

Materials — (4.8%)
Dow Chemical Co. (The)	440,886	13,592,515	0.3%
Other Securities		253,873,693	5.1%

Total Materials		267,466,208	5.4%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.9%)
*AT&T, Inc.	2,480,137	70,683,904	1.4%
*Verizon Communications, Inc.	1,203,470	39,076,671	0.8%
Other Securities		50,508,774	1.0%

Total Telecommunication Services		160,269,349	3.2%

Utilities — (2.2%)
Other Securities		123,441,800	2.5%

TOTAL COMMON STOCKS		4,977,467,493	99.7%

RIGHTS/WARRANTS — (0.0%)
Other Securities		286,332	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	22,248,086	22,248,086	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund	555,577,546	555,577,546	11.1%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,603,638 FNMA 3.500%, 10/01/20, valued at $2,723,932) to be repurchased at $2,644,645	$2,645	2,644,594	0.1%

TOTAL SECURITIES LENDING COLLATERAL		558,222,140	11.2%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $5,452,268,054)	$5,558,224,051	111.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$739,372,119	—	—	$739,372,119
Consumer Staples	336,589,287	—	—	336,589,287
Energy	501,125,017	—	—	501,125,017
Financials	936,511,085	—	—	936,511,085
Health Care	496,455,584	$71,619	—	496,527,203
Industrials	691,954,162	—	—	691,954,162
Information Technology	724,211,263	—	—	724,211,263
Materials	267,466,208	—	—	267,466,208
Other	—	—	—	—
Telecommunication Services	160,269,349	—	—	160,269,349
Utilities	123,441,800	—	—	123,441,800
Rights/Warrants	93,586	192,746	—	286,332
Temporary Cash Investments	22,248,086	—	—	22,248,086
Securities Lending Collateral	—	558,222,140	—	558,222,140

TOTAL	$4,999,737,546	$558,486,505	—	$5,558,224,051

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.9%)
Consumer Discretionary — (13.9%)
CBS Corp. Class B	210,809	$3,568,996	0.2%
*Comcast Corp. Class A	298,194	6,136,833	0.4%
*Liberty Media Corp. Capital Class A	92,738	5,336,145	0.3%
*Liberty Media Corp. Interactive Class A	272,051	4,015,473	0.3%
#*Royal Caribbean Cruises, Ltd.	98,862	3,909,003	0.3%
*Time Warner Cable, Inc.	58,725	3,398,416	0.2%
*Time Warner, Inc.	198,927	6,467,117	0.4%
*TRW Automotive Holdings Corp.	67,909	3,102,762	0.2%
Walt Disney Co. (The)	123,724	4,467,674	0.3%
Other Securities		202,995,940	13.0%

Total Consumer Discretionary		243,398,359	15.6%

Consumer Staples — (4.4%)
*CVS Caremark Corp.	122,606	3,692,893	0.2%
Kraft Foods, Inc.	126,206	4,072,668	0.3%
*Procter & Gamble Co. (The)	88,050	5,597,338	0.4%
Other Securities		62,874,305	4.0%

Total Consumer Staples		76,237,204	4.9%

Energy — (8.8%)
*Anadarko Petroleum Corp.	62,467	3,846,093	0.2%
*Chevron Corp.	90,436	7,470,918	0.5%
*ConocoPhillips	197,546	11,734,232	0.8%
*Exxon Mobil Corp.	160,805	10,688,708	0.7%
*Marathon Oil Corp.	94,908	3,375,878	0.2%
Pioneer Natural Resources Co.	54,700	3,818,060	0.2%
Other Securities		112,156,169	7.2%

Total Energy		153,090,058	9.8%

Financials — (21.5%)
American Financial Group, Inc.	129,237	3,952,067	0.3%
*Bank of America Corp.	1,228,804	14,057,518	0.9%
*Bank of New York Mellon Corp. (The)	140,071	3,510,179	0.2%
*Citigroup, Inc.	1,106,727	4,615,052	0.3%
#*CNA Financial Corp.	129,608	3,592,734	0.2%
Fifth Third Bancorp	366,564	4,604,044	0.3%
*Goldman Sachs Group, Inc. (The)	33,688	5,422,084	0.4%
*JPMorgan Chase & Co.	539,281	20,293,144	1.3%
*KeyCorp	405,203	3,318,613	0.2%
*Lincoln National Corp.	151,070	3,698,194	0.2%
#*M&T Bank Corp.	50,301	3,760,000	0.2%
*MetLife, Inc.	106,708	4,303,534	0.3%
*Morgan Stanley	152,390	3,789,939	0.3%
NYSE Euronext, Inc.	116,858	3,580,529	0.2%
#*Principal Financial Group, Inc.	146,833	3,940,998	0.3%
Regions Financial Corp.	574,455	3,619,066	0.2%
Travelers Cos., Inc. (The)	73,100	4,035,120	0.3%
*Unum Group	203,475	4,561,910	0.3%
*Wells Fargo & Co.	359,913	9,386,531	0.6%
Other Securities		268,550,262	17.2%

Total Financials		376,591,518	24.2%

Health Care — (7.5%)
*King Pharmaceuticals, Inc.	239,100	3,380,874	0.2%
*Pfizer, Inc.	368,206	6,406,784	0.4%
*WellPoint, Inc.	62,400	3,390,816	0.2%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (Continued)
Other Securities		$117,901,388	7.6%

Total Health Care		131,079,862	8.4%

Industrials — (12.4%)
General Electric Co.	601,020	9,628,340	0.6%
Timken Co.	88,398	3,661,445	0.3%
*Union Pacific Corp.	38,880	3,408,998	0.2%
Other Securities		199,891,678	12.8%

Total Industrials		216,590,461	13.9%

Information Technology — (11.8%)
*IAC/InterActiveCorp.	143,788	4,011,685	0.3%
*Intel Corp.	176,424	3,540,830	0.2%
*Sandisk Corp.	90,011	3,382,613	0.2%
Other Securities		194,533,354	12.5%

Total Information Technology		205,468,482	13.2%

Materials — (5.1%)
*International Paper Co.	129,026	3,261,777	0.2%
*MeadWestavco Corp.	151,161	3,889,373	0.2%
Other Securities		82,127,578	5.3%

Total Materials		89,278,728	5.7%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.2%)
*AT&T, Inc.	631,080	17,985,780	1.1%
*Verizon Communications, Inc.	194,288	6,308,531	0.4%
Other Securities		15,124,874	1.0%

Total Telecommunication Services		39,419,185	2.5%

Utilities — (1.3%)
Other Securities		22,328,035	1.5%

TOTAL COMMON STOCKS		1,553,481,892	99.7%

RIGHTS/WARRANTS — (0.0%)
Other Securities		140,705	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	5,593,179	5,593,179	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.8%)
§@DFA Short Term Investment Fund	187,245,739	187,245,739	12.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $877,502 FNMA 3.500%, 10/01/20, valued at $918,045) to be repurchased at $891,322	$891	891,305	0.1%

TOTAL SECURITIES LENDING COLLATERAL		188,137,044	12.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $1,718,900,258)		$1,747,352,820	112.1%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$243,398,359	—	—	$243,398,359
Consumer Staples	76,237,204	—	—	76,237,204
Energy	153,090,058	—	—	153,090,058
Financials	376,591,518	—	—	376,591,518
Health Care	131,055,850	$24,012	—	131,079,862
Industrials	216,590,461	—	—	216,590,461
Information Technology	205,468,482	—	—	205,468,482
Materials	89,278,728	—	—	89,278,728
Other	—	—	—	—
Telecommunication Services	39,419,185	—	—	39,419,185
Utilities	22,328,035	—	—	22,328,035
Rights/Warrants	25,439	115,266	—	140,705
Temporary Cash Investments	5,593,179	—	—	5,593,179
Securities Lending Collateral	—	188,137,044	—	188,137,044

TOTAL	$1,559,076,498	$188,276,322	—	$1,747,352,820

See accompanying Notes to Financial Statements.

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.5%)
Consumer Discretionary — (13.6%)
#*Cheesecake Factory, Inc.	184,932	$5,385,220	0.1%
#*Coinstar, Inc.	104,716	6,029,547	0.2%
*Dana Holding Corp.	407,323	5,763,620	0.2%
*Deckers Outdoor Corp.	107,700	6,257,370	0.2%
#*Gymboree Corp.	85,748	5,578,765	0.2%
#*Pier 1 Imports, Inc.	682,993	5,928,379	0.2%
#Polaris Industries, Inc.	124,600	8,857,814	0.3%
#*Sally Beauty Holdings, Inc.	492,283	5,991,084	0.2%
#*Tenneco, Inc.	167,225	5,454,880	0.1%
*Ulta Salon Cosmetics & Fragrance, Inc.	169,958	5,216,011	0.1%
*WABCO Holdings, Inc.	140,934	6,542,156	0.2%
Other Securities		508,486,043	15.0%

Total Consumer Discretionary		575,490,889	17.0%

Consumer Staples — (2.8%)
#Casey’s General Stores, Inc.	137,677	5,708,088	0.2%
#Nu Skin Enterprises, Inc. Class A	180,500	5,523,300	0.1%
Other Securities		107,336,334	3.2%

Total Consumer Staples		118,567,722	3.5%

Energy — (4.5%)
#CARBO Ceramics, Inc.	66,655	5,583,689	0.2%
*Complete Production Services, Inc.	233,321	5,466,711	0.1%
#*Mariner Energy, Inc.	254,423	6,340,221	0.2%
#RPC, Inc.	277,500	6,107,775	0.2%
Other Securities		166,187,732	4.9%

Total Energy		189,686,128	5.6%

Financials — (10.7%)
*American Capital, Ltd.	882,842	6,162,237	0.2%
CapitalSource, Inc.	871,013	5,321,889	0.1%
*Investors Bancorp, Inc.	464,275	5,571,300	0.2%
#*MBIA, Inc.	553,569	6,205,508	0.2%
Other Securities		431,333,815	12.7%

Total Financials		454,594,749	13.4%

Health Care — (9.1%)
#*AMERIGROUP Corp.	133,000	5,550,090	0.2%
*HealthSpring, Inc.	182,857	5,337,596	0.2%
#Hill-Rom Holdings, Inc.	144,017	5,580,659	0.2%
*HMS Holdings Corp.	87,139	5,237,925	0.1%
#*Incyte Corp.	315,283	5,252,615	0.1%
Other Securities		360,579,098	10.6%

Total Health Care		387,537,983	11.4%

Industrials — (14.5%)
*Alaska Air Group, Inc.	111,907	5,908,690	0.2%
#Con-way, Inc.	161,251	5,322,896	0.2%
*Esterline Technologies Corp.	87,108	5,264,808	0.1%
#*GEO Group, Inc. (The)	205,915	5,281,720	0.1%
#*JetBlue Airways Corp.	758,521	5,294,477	0.2%
#*US Airways Group, Inc.	468,000	5,517,720	0.2%
UTi Worldwide, Inc.	293,686	5,644,645	0.2%
Other Securities		577,964,125	17.0%

Total Industrials		616,199,081	18.2%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.9%)
*Acme Packet, Inc.	161,675	$6,394,246	0.2%
#Adtran, Inc.	210,232	6,784,187	0.2%
#*Aruba Networks, Inc.	263,829	5,780,493	0.2%
*Hypercom Corp.	918,056	5,471,614	0.2%
*International Rectifier Corp.	225,033	5,227,517	0.2%
*Loral Space & Communications, Inc.	128,378	7,141,668	0.2%
#Plantronics, Inc.	144,900	5,199,012	0.1%
*Quest Software, Inc.	296,730	7,765,424	0.2%
*RF Micro Devices, Inc.	1,055,523	7,694,763	0.2%
*Riverbed Technology, Inc.	146,971	8,456,711	0.2%
#Syntel, Inc.	108,782	5,315,089	0.2%
*TIBCO Software, Inc.	474,473	9,119,371	0.3%
#*VeriFone Systems, Inc.	226,455	7,660,973	0.2%
*Zebra Technologies Corp. Class A	150,051	5,368,825	0.2%
Other Securities		624,265,806	18.4%

Total Information Technology		717,645,699	21.2%

Materials — (4.4%)
*Allied Nevada Gold Corp.	215,616	5,321,403	0.2%
*Coeur d’Alene Mines Corp.	254,520	5,245,657	0.1%
Other Securities		174,977,855	5.2%

Total Materials		185,544,915	5.5%

Other — (0.0%)
Other Securities		454	0.0%

Telecommunication Services — (0.9%)
*Syniverse Holdings, Inc.	208,017	6,342,438	0.2%
Other Securities		32,767,726	0.9%

Total Telecommunication Services		39,110,164	1.1%

Utilities — (2.1%)
Other Securities		89,996,539	2.6%

TOTAL COMMON STOCKS		3,374,374,323	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		919,321	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	22,578,102	22,578,102	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.0%)
§@DFA Short Term Investment Fund	842,198,656	842,198,656	24.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $3,946,848 FNMA 3.500%, 10/01/20, valued at $4,129,201) to be repurchased at $4,009,010	$4,009	4,008,933	0.1%

TOTAL SECURITIES LENDING COLLATERAL		846,207,589	24.9%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,762,762,465)	$4,244,079,335	125.1%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$575,490,889	—	—	$575,490,889
Consumer Staples	118,567,722	—	—	118,567,722
Energy	189,686,128	—	—	189,686,128
Financials	454,594,749	—	—	454,594,749
Health Care	387,389,840	$148,143	—	387,537,983
Industrials	616,199,081	—	—	616,199,081
Information Technology	717,645,699	—	—	717,645,699
Materials	185,544,915	—	—	185,544,915
Other	—	454	—	454
Telecommunication Services	39,110,164	—	—	39,110,164
Utilities	89,996,539	—	—	89,996,539
Rights/Warrants	34,946	884,375	—	919,321
Temporary Cash Investments	22,578,102	—	—	22,578,102
Securities Lending Collateral	—	846,207,589	—	846,207,589

TOTAL	$3,396,838,774	$847,240,561	—	$4,244,079,335

See accompanying Notes to Financial Statements.

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.4%)
Consumer Discretionary — (14.0%)
#*BJ’s Restaurants, Inc.	218,820	$7,253,883	0.2%
#*Buffalo Wild Wings, Inc.	149,089	7,011,656	0.2%
Cato Corp. Class A	251,022	6,639,532	0.2%
#Monro Muffler Brake, Inc.	180,713	8,627,239	0.3%
#*Pier 1 Imports, Inc.	759,929	6,596,184	0.2%
*Pinnacle Entertainment, Inc.	540,950	6,924,160	0.2%
#*Steven Madden, Ltd.	269,303	11,391,517	0.4%
*Valassis Communications, Inc.	353,966	11,680,878	0.4%
Other Securities		441,743,230	13.9%

Total Consumer Discretionary		507,868,279	16.0%

Consumer Staples — (4.2%)
Andersons, Inc. (The)	164,550	6,478,334	0.2%
J & J Snack Foods Corp.	180,997	7,759,341	0.2%
PriceSmart, Inc.	296,100	8,684,613	0.3%
#*USANA Health Sciences, Inc.	155,615	6,834,611	0.2%
Other Securities		123,784,622	3.9%

Total Consumer Staples		153,541,521	4.8%

Energy — (3.2%)
*Clayton Williams Energy, Inc.	110,880	6,621,754	0.2%
Other Securities		110,929,112	3.5%

Total Energy		117,550,866	3.7%

Financials — (12.1%)
#FBL Financial Group, Inc. Class A	289,468	7,572,483	0.2%
*First Cash Financial Services, Inc.	294,883	8,572,249	0.3%
Horace Mann Educators Corp.	424,387	7,931,793	0.3%
Infinity Property & Casualty Corp.	144,873	7,497,178	0.2%
#*Portfolio Recovery Associates, Inc.	97,409	6,531,273	0.2%
#*World Acceptance Corp.	156,911	6,770,710	0.2%
Other Securities		392,306,020	12.4%

Total Financials		437,181,706	13.8%

Health Care — (11.4%)
Invacare Corp.	248,109	6,698,943	0.2%
*Neogen Corp.	203,656	6,806,184	0.2%
*NxStage Medical, Inc.	335,606	6,765,817	0.2%
Other Securities		390,859,989	12.3%

Total Health Care		411,130,933	12.9%

Industrials — (16.1%)
*Acacia Technologies Group	355,785	9,470,997	0.3%
American Science & Engineering, Inc.	87,246	7,184,708	0.2%
#Badger Meter, Inc.	155,222	6,446,370	0.2%
*GeoEye, Inc.	145,416	6,437,566	0.2%
#Raven Industries, Inc.	178,996	7,360,316	0.2%
Tredegar Industries, Inc.	334,848	6,459,218	0.2%
#*United Rentals, Inc.	353,280	6,638,131	0.2%
Other Securities		532,880,622	16.8%

Total Industrials		582,877,928	18.3%

Information Technology — (19.7%)
*Acme Packet, Inc.	171,574	6,785,752	0.2%
*Cabot Microelectronics Corp.	230,045	8,886,638	0.3%
#*DTS, Inc.	171,283	6,817,063	0.2%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (Continued)
*Forrester Research, Inc.	223,549	$7,392,765	0.2%
iGATE Corp.	521,424	10,657,907	0.3%
#*IPG Photonics Corp.	458,850	10,324,125	0.3%
#*L-1 Identity Solutions, Inc.	785,607	9,262,307	0.3%
#*Littlefuse, Inc.	200,242	8,496,268	0.3%
#*Loral Space & Communications, Inc.	161,771	8,999,321	0.3%
*Manhattan Associates, Inc.	238,948	7,354,819	0.2%
*NetScout Systems, Inc.	317,575	7,453,485	0.2%
*RightNow Technologies, Inc.	299,706	7,828,321	0.3%
*ScanSource, Inc.	236,107	7,069,044	0.2%
#*STEC, Inc.	446,325	6,962,670	0.2%
#*Tyler Technologies, Inc.	364,519	7,439,833	0.2%
#*Ultimate Software Group, Inc.	215,449	8,915,280	0.3%
#*Universal Display Corp.	307,402	7,697,346	0.3%
Other Securities		574,946,376	18.1%

Total Information Technology		713,289,320	22.4%

Materials — (4.0%)
#AMCOL International Corp.	263,102	7,298,449	0.2%
Arch Chemicals, Inc.	218,955	7,775,092	0.3%
Balchem Corp.	235,675	7,202,228	0.2%
Other Securities		121,780,006	3.8%

Total Materials		144,055,775	4.5%

Other — (0.0%)
Other Securities		2,444	0.0%

Telecommunication Services — (1.1%)
Other Securities		39,764,550	1.3%

Utilities — (1.6%)
MGE Energy, Inc.	196,967	7,987,012	0.3%
Other Securities		49,028,252	1.5%

Total Utilities		57,015,264	1.8%

TOTAL COMMON STOCKS		3,164,278,586	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		601,947	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	14,738,317	14,738,317	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	438,511,577	438,511,577	13.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,055,024 FNMA 3.500%, 10/01/20, valued at $2,149,971) to be repurchased at $2,087,390	$2,087	2,087,350	0.1%

TOTAL SECURITIES LENDING COLLATERAL		440,598,927	13.9%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,315,884,886)	$3,620,217,777	113.9%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$507,868,279	—	—	$507,868,279
Consumer Staples	153,541,521	—	—	153,541,521
Energy	117,550,866	—	—	117,550,866
Financials	437,181,706	—	—	437,181,706
Health Care	410,905,037	$225,896	—	411,130,933
Industrials	582,877,928	—	—	582,877,928
Information Technology	713,289,320	—	—	713,289,320
Materials	144,055,775	—	—	144,055,775
Other	—	2,444	—	2,444
Telecommunication Services	39,764,550	—	—	39,764,550
Utilities	57,015,264	—	—	57,015,264
Rights/Warrants	4,633	597,314	—	601,947
Temporary Cash Investments	14,738,317	—	—	14,738,317
Securities Lending Collateral	—	440,598,927	—	440,598,927

TOTAL	$3,178,793,196	$441,424,581	—	$3,620,217,777

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.8%)
Health Care — (0.0%)
Other Securities		$61,722	0.0%

Real Estate Investment Trusts — (79.8%)
#Alexander’s, Inc.	52,368	19,681,989	0.7%
#Alexandria Real Estate Equities, Inc.	430,728	31,649,893	1.2%
#AMB Property Corp.	1,426,481	40,212,499	1.5%
#American Campus Communites, Inc.	508,865	16,095,400	0.6%
*Apartment Investment & Management Co. Class A	1,095,380	25,533,308	0.9%
#AvalonBay Communities, Inc.	778,009	82,710,137	3.1%
#BioMed Realty Trust, Inc.	1,011,329	18,557,887	0.7%
#Boston Properties, Inc.	1,306,800	112,633,092	4.2%
#BRE Properties, Inc. Class A	551,733	23,685,898	0.9%
#Camden Property Trust	619,003	30,696,359	1.1%
#CBL & Associates Properties, Inc.	1,297,756	20,348,814	0.8%
#Corporate Office Properties Trust	553,900	19,657,911	0.7%
#Developers Diversified Realty Corp.	1,945,090	25,091,661	0.9%
#Digital Realty Trust, Inc.	747,547	44,650,982	1.7%
#Douglas Emmett, Inc.	1,098,938	19,714,948	0.7%
Duke Realty Corp.	2,141,360	26,702,759	1.0%
#Entertainment Properties Trust	398,314	18,414,056	0.7%
Equity Lifestyle Properties, Inc.	286,964	16,333,991	0.6%
#Equity Residential	2,648,356	128,789,552	4.8%
#Essex Property Trust, Inc.	276,971	31,286,644	1.2%
#Federal Realty Investment Trust	576,715	47,279,096	1.8%
#*HCP, Inc.	2,801,005	100,864,190	3.8%
#*Health Care REIT, Inc.	1,166,673	59,616,990	2.2%
#Highwood Properties, Inc.	672,970	22,295,496	0.8%
#Home Properties, Inc.	335,680	18,277,776	0.7%
#Hospitality Properties Trust	1,160,767	26,477,095	1.0%
#Host Marriott Corp.	6,147,086	97,677,197	3.6%
#*Kimco Realty Corp.	3,798,124	65,441,677	2.4%
#Lasalle Hotel Properties	623,626	14,773,700	0.5%
#Liberty Property Trust	1,060,279	35,476,935	1.3%
Macerich Co. (The)	1,044,035	46,574,401	1.7%
Mack-Cali Realty Corp.	742,584	24,935,971	0.9%
Mid-America Apartment Communities, Inc.	279,319	17,046,839	0.6%
#National Retail Properties, Inc.	783,449	21,231,468	0.8%
Nationwide Health Properties, Inc.	1,102,624	45,020,138	1.7%
Omega Healthcare Investors, Inc.	836,312	19,235,176	0.7%
#*ProLogis	4,462,298	60,910,368	2.3%
#Public Storage REIT	1,438,672	142,745,036	5.3%
#Realty Income Corp.	982,058	33,664,948	1.3%
#Regency Centers Corp.	768,887	32,431,654	1.2%
Senior Housing Properties Trust	1,197,532	28,609,039	1.1%
#*Simon Property Group, Inc.	2,740,392	263,132,440	9.8%
#SL Green Realty Corp.	732,883	48,165,071	1.8%
#Tanger Factory Outlet Centers, Inc.	380,398	18,228,672	0.7%
#Taubman Centers, Inc.	513,047	23,815,642	0.9%
UDR, Inc.	1,491,932	33,538,631	1.2%
#Ventas, Inc.	1,474,528	78,975,720	2.9%
#*Vornado Realty Trust	1,636,540	143,017,231	5.3%
#Washington REIT	570,992	18,288,874	0.7%
#Weingarten Realty Investors	1,129,891	27,264,270	1.0%
Other Securities		317,354,761	11.8%

Total Real Estate Investment Trusts		2,684,814,282	99.8%

TOTAL COMMON STOCKS		2,684,876,004	99.8%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
TEMPORARY CASH INVESTMENTS — (0.1%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	2,684,740	$2,684,740	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.1%)
§@DFA Short Term Investment Fund	673,752,172	673,752,172	25.1%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $3,157,447 FNMA 3.500%, 10/01/20, valued at $3,303,328) to be repurchased at $3,207,175	$3,207	3,207,114	0.1%

TOTAL SECURITIES LENDING COLLATERAL		676,959,286	25.2%

TOTAL INVESTMENTS — (100.0%) (Cost $2,919,766,520)		$3,364,520,030	125.1%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Health Care	$61,722	—	—	$61,722
Real Estate Investment Trusts	2,684,814,282	—	—	2,684,814,282
Temporary Cash Investments	2,684,740	—	—	2,684,740
Securities Lending Collateral	—	$676,959,286	—	676,959,286

TOTAL	$2,687,560,744	$676,959,286	—	$3,364,520,030

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.8%)
AUSTRALIA — (6.4%)
Australia & New Zealand Banking Group, Ltd.	360,926	$8,805,393	0.5%
BHP Billiton, Ltd.	297,885	12,308,952	0.8%
#BHP Billiton, Ltd. Sponsored ADR	85,300	7,044,927	0.4%
Commonwealth Bank of Australia NL	209,218	10,057,768	0.6%
National Australia Bank, Ltd.	299,123	7,486,542	0.5%
Rio Tinto, Ltd.	85,083	6,924,239	0.4%
#Westpac Banking Corp.	311,382	6,933,514	0.4%
Other Securities		62,373,700	3.9%

TOTAL AUSTRALIA		121,935,035	7.5%

AUSTRIA — (0.2%)
Other Securities		4,496,574	0.3%

BELGIUM — (0.7%)
Other Securities		13,763,735	0.9%

CANADA — (8.2%)
Bank of Nova Scotia	143,627	7,698,880	0.5%
Barrick Gold Corp.	134,300	6,468,101	0.4%
#Royal Bank of Canada	197,437	10,529,070	0.7%
#Suncor Energy, Inc.	218,807	7,011,092	0.4%
#Toronto Dominion Bank	123,084	8,864,124	0.5%
Other Securities		114,226,471	7.1%

TOTAL CANADA		154,797,738	9.6%

DENMARK — (0.9%)
Other Securities		16,628,023	1.0%

FINLAND — (0.8%)
Other Securities		15,956,153	1.0%

FRANCE — (7.7%)
BNP Paribas SA	132,074	9,660,674	0.6%
GDF Suez SA	171,224	6,841,628	0.4%
Sanofi-Aventis SA	94,781	6,640,547	0.4%
Total SA	162,315	8,835,490	0.6%
#Total SA Sponsored ADR	137,800	7,507,344	0.5%
Other Securities		105,832,214	6.5%

TOTAL FRANCE		145,317,897	9.0%

GERMANY — (6.1%)
BASF SE	116,835	8,524,536	0.5%
*Daimler AG	128,352	8,481,943	0.5%
Deutsche Bank AG	125,817	7,282,288	0.5%
E.ON AG	200,538	6,288,090	0.4%
#Siemens AG Sponsored ADR	67,650	7,733,072	0.5%
Other Securities		77,748,453	4.8%

TOTAL GERMANY		116,058,382	7.2%

GREECE — (0.2%)
Other Securities		3,758,613	0.2%

HONG KONG — (2.0%)
Other Securities		37,457,138	2.3%

IRELAND — (0.2%)
Other Securities		2,934,464	0.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.6%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	126,954	$6,588,913	0.4%
Other Securities		4,281,818	0.3%

TOTAL ISRAEL		10,870,731	0.7%

ITALY — (2.2%)
Other Securities		42,464,095	2.6%

JAPAN — (16.7%)
Mitsubishi UFJ Financial Group, Inc. ADR	1,455,897	6,784,480	0.4%
Toyota Motor Corp.	228,700	8,100,615	0.5%
Other Securities		301,828,055	18.7%

TOTAL JAPAN		316,713,150	19.6%

NETHERLANDS — (2.3%)
Unilever NV	218,517	6,489,351	0.4%
Other Securities		37,175,256	2.3%

TOTAL NETHERLANDS		43,664,607	2.7%

NEW ZEALAND — (0.1%)
Other Securities		1,490,718	0.1%

NORWAY — (0.9%)
Other Securities		16,306,929	1.0%

PORTUGAL — (0.2%)
Other Securities		4,251,531	0.3%

SINGAPORE — (1.3%)
Other Securities		24,228,772	1.5%

SPAIN — (3.0%)
#Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	491,102	6,457,991	0.4%
#Banco Santander SA Sponsored ADR	853,568	10,934,206	0.7%
#Telefonica SA Sponsored ADR	135,963	11,032,038	0.7%
Other Securities		28,301,195	1.7%

TOTAL SPAIN		56,725,430	3.5%

SWEDEN — (2.2%)
Other Securities		42,437,882	2.6%

SWITZERLAND — (5.9%)
Nestle SA	471,890	25,847,536	1.6%
Novartis AG	151,030	8,751,091	0.5%
#*Novartis AG ADR	141,600	8,205,720	0.5%
#Roche Holding AG Genusschein	97,207	14,275,254	0.9%
#*UBS AG	478,710	8,132,107	0.5%
Other Securities		46,782,377	2.9%

TOTAL SWITZERLAND		111,994,085	6.9%

UNITED KINGDOM — (16.0%)
Anglo American P.L.C.	186,195	8,675,422	0.5%
AstraZeneca P.L.C.	123,555	6,215,085	0.4%
BG Group P.L.C.	348,779	6,789,416	0.4%
BHP Billiton P.L.C. ADR	89,700	6,350,760	0.4%
#*BP P.L.C. Sponsored ADR	196,119	8,007,539	0.5%
British American Tobacco P.L.C.	232,362	8,852,178	0.5%
GlaxoSmithKline P.L.C.	478,323	9,340,518	0.6%
HSBC Holdings P.L.C.	1,180,768	12,289,079	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	234,056	12,196,658	0.7%
Rio Tinto P.L.C.	140,777	9,143,554	0.6%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
#Royal Dutch Shell P.L.C. ADR	344,141	$22,135,149	1.4%
Royal Dutch Shell P.L.C. Series B	195,121	6,244,225	0.4%
Standard Chartered P.L.C.	259,989	7,520,185	0.5%
Tesco P.L.C.	1,059,552	7,251,211	0.4%
Vodafone Group P.L.C.	3,189,133	8,717,874	0.5%
Vodafone Group P.L.C. Sponsored ADR	384,600	10,580,346	0.7%
Other Securities		152,293,978	9.4%

TOTAL UNITED KINGDOM		302,603,177	18.7%

TOTAL COMMON STOCKS		1,606,854,859	99.4%

PREFERRED STOCKS — (0.1%)
GERMANY — (0.0%)
Other Securities		1,067,033	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		33	0.0%

BELGIUM — (0.0%)
Other Securities		4	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		940,877	0.1%

TOTAL RIGHTS/WARRANTS		940,914	0.1%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19, valued at $661,781) to be repurchased at $647,010	$647	647,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.1%)
§@DFA Short Term Investment Fund	282,774,040	282,774,040	17.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,553,855)## to be repurchased at $2,503,825	$2,504	2,503,779	0.1%

TOTAL SECURITIES LENDING COLLATERAL		285,277,819	17.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,669,476,129)		$1,894,787,625	117.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$9,171,654	$112,763,381	—	$121,935,035
Austria	73,080	4,423,494	—	4,496,574
Belgium	2,138,712	11,625,023	—	13,763,735
Canada	154,797,738	—	—	154,797,738
Denmark	2,780,449	13,847,574	—	16,628,023
Finland	2,660,444	13,295,709	—	15,956,153
France	16,049,842	129,268,055	—	145,317,897
Germany	27,409,378	88,649,004	—	116,058,382
Greece	398,221	3,360,392	—	3,758,613
Hong Kong	618	37,456,520	—	37,457,138
Ireland	1,196,219	1,738,245	—	2,934,464
Israel	6,854,316	4,016,415	—	10,870,731
Italy	5,849,445	36,614,650	—	42,464,095
Japan	34,598,078	282,115,072	—	316,713,150
Netherlands	4,592,088	39,072,519	—	43,664,607
New Zealand	—	1,490,718	—	1,490,718
Norway	1,065,326	15,241,603	—	16,306,929
Portugal	292,320	3,959,211	—	4,251,531
Singapore	29,038	24,199,734	—	24,228,772
Spain	30,603,438	26,121,992	—	56,725,430
Sweden	702,015	41,735,867	—	42,437,882
Switzerland	16,303,487	95,690,598	—	111,994,085
United Kingdom	95,595,475	207,007,702	—	302,603,177
Preferred Stocks
Germany	—	1,067,033	—	1,067,033
Rights/Warrants
Austria	—	33	—	33
Belgium	4	—	—	4
United Kingdom	—	940,877	—	940,877
Temporary Cash Investments	—	647,000	—	647,000
Securities Lending Collateral	—	285,277,819	—	285,277,819

TOTAL	$413,161,385	$1,481,626,240	—	$1,894,787,625

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.8%)
Australia & New Zealand Banking Group, Ltd.	658,301	$16,060,353	0.3%
Commonwealth Bank of Australia NL	254,892	12,253,461	0.3%
National Australia Bank, Ltd.	526,770	13,184,161	0.3%
Wesfarmers, Ltd.	361,256	11,754,042	0.2%
Other Securities		278,536,710	5.7%

TOTAL AUSTRALIA		331,788,727	6.8%

AUSTRIA — (0.5%)
Other Securities		28,018,523	0.6%

BELGIUM — (1.0%)
Other Securities		54,855,611	1.1%

CANADA — (8.9%)
#Bank of Montreal	202,373	11,951,099	0.2%
Suncor Energy, Inc.	402,417	12,894,389	0.3%
Teck Resources, Ltd. Class B	337,587	15,093,604	0.3%
#Toronto Dominion Bank	235,160	16,935,486	0.4%
Other Securities		447,414,758	9.2%

TOTAL CANADA		504,289,336	10.4%

DENMARK — (0.8%)
Other Securities		48,333,458	1.0%

FINLAND — (1.4%)
Other Securities		81,547,312	1.7%

FRANCE — (7.2%)
BNP Paribas SA	331,407	24,241,068	0.5%
GDF Suez SA	425,977	17,020,838	0.3%
*Sanofi-Aventis SA ADR	530,172	18,614,339	0.4%
Schneider Electric SA	88,768	12,612,315	0.3%
Societe Generale Paris SA	219,316	13,151,265	0.3%
#Total SA Sponsored ADR	338,384	18,435,160	0.4%
Vivendi SA	419,021	11,973,602	0.2%
Other Securities		290,774,088	6.0%

TOTAL FRANCE		406,822,675	8.4%

GERMANY — (5.4%)
#Allianz SE Sponsored ADR	984,886	12,340,622	0.2%
*Daimler AG	266,387	17,603,773	0.4%
Deutsche Bank AG	242,074	13,944,899	0.3%
Munchener Rueckversicherungs-Gesellschaft AG	80,131	12,524,534	0.2%
#Siemens AG Sponsored ADR	125,474	14,342,933	0.3%
Other Securities		236,474,016	4.9%

TOTAL GERMANY		307,230,777	6.3%

GREECE — (0.5%)
Other Securities		29,400,700	0.6%

HONG KONG — (2.2%)
Other Securities		123,798,216	2.5%

IRELAND — (0.5%)
Other Securities		27,024,342	0.5%

ISRAEL — (0.8%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	368,163	19,107,660	0.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (Continued)
Other Securities		$25,886,858	0.5%

TOTAL ISRAEL		44,994,518	0.9%

ITALY — (2.3%)
UniCredit SpA	5,518,028	14,385,868	0.3%
Other Securities		115,484,360	2.4%

TOTAL ITALY		129,870,228	2.7%

JAPAN — (16.2%)
#Honda Motor Co., Ltd. Sponsored ADR	409,732	14,762,644	0.3%
Mitsubishi UFJ Financial Group, Inc.	2,706,300	12,559,949	0.3%
Sumitomo Mitsui Financial Group, Inc.	484,058	14,448,040	0.3%
#*Toyota Motor Corp. Sponsored ADR	312,041	22,098,744	0.4%
Other Securities		853,802,115	17.5%

TOTAL JAPAN		917,671,492	18.8%

NETHERLANDS — (2.3%)
#*ING Groep NV Sponsored ADR	1,565,969	16,881,146	0.3%
Other Securities		114,912,653	2.4%

TOTAL NETHERLANDS		131,793,799	2.7%

NEW ZEALAND — (0.2%)
Other Securities		12,018,251	0.2%

NORWAY — (1.0%)
Other Securities		54,269,344	1.1%

PORTUGAL — (0.3%)
Other Securities		19,359,124	0.4%

SINGAPORE — (1.4%)
Other Securities		81,994,738	1.7%

SPAIN — (2.1%)
#Banco Santander SA Sponsored ADR	2,151,591	27,561,881	0.6%
Other Securities		92,402,501	1.9%

TOTAL SPAIN		119,964,382	2.5%

SWEDEN — (2.4%)
#Nordea Bank AB	1,048,729	11,547,196	0.2%
Other Securities		123,522,700	2.6%

TOTAL SWEDEN		135,069,896	2.8%

SWITZERLAND — (5.4%)
Compagnie Financiere Richemont SA Series A	232,579	11,600,624	0.2%
#Credit Suisse Group AG Sponsored ADR	405,680	16,835,720	0.3%
#Holcim, Ltd. AG	196,366	12,232,874	0.3%
Nestle SA	546,164	29,915,857	0.6%
#*Novartis AG ADR	478,626	27,736,377	0.6%
#Roche Holding AG Genusschein	82,873	12,170,246	0.3%
#*UBS AG	838,389	14,242,170	0.3%
Zurich Financial Services AG	80,500	19,699,753	0.4%
Other Securities		165,107,010	3.4%

TOTAL SWITZERLAND		309,540,631	6.4%

UNITED KINGDOM — (16.6%)
Anglo American P.L.C.	536,326	24,989,149	0.5%
Barclays P.L.C. Sponsored ADR	1,016,357	17,938,701	0.4%
BG Group P.L.C.	598,458	11,649,727	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
*BP P.L.C. Sponsored ADR	717,376	$29,290,462	0.6%
#HSBC Holdings P.L.C. Sponsored ADR	1,196,015	62,324,342	1.3%
*Lloyds Banking Group P.L.C.	11,686,370	12,844,830	0.3%
#Rio Tinto P.L.C. Sponsored ADR	182,907	11,910,904	0.2%
#Royal Dutch Shell P.L.C. ADR	1,054,306	67,812,962	1.4%
SABmiller P.L.C.	396,880	12,876,248	0.3%
Standard Chartered P.L.C.	837,301	24,218,941	0.5%
Tesco P.L.C.	1,793,199	12,272,040	0.3%
Vodafone Group P.L.C. Sponsored ADR	1,797,431	49,447,327	1.0%
Xstrata P.L.C.	782,713	15,163,801	0.3%
Other Securities		589,678,026	12.1%

TOTAL UNITED KINGDOM		942,417,460	19.4%

TOTAL COMMON STOCKS		4,842,073,540	99.5%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		139,214	0.0%

GERMANY — (0.0%)
Other Securities		1,135,420	0.0%

TOTAL PREFERRED STOCKS		1,274,634	0.0%

RIGHTS/WARRANTS — (0.1%)
AUSTRALIA — (0.0%)
Other Securities		15,632	0.0%

AUSTRIA — (0.0%)
Other Securities		898	0.0%

BELGIUM — (0.0%)
Other Securities		1,473	0.0%

FRANCE — (0.0%)
Other Securities		46,795	0.0%

HONG KONG — (0.0%)
Other Securities		5,177	0.0%

ITALY — (0.0%)
Other Securities		840	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

UNITED KINGDOM — (0.1%)
Other Securities		3,034,512	0.0%

TOTAL RIGHTS/WARRANTS		3,105,327	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $7,960,000 FNMA 4.00%, 09/01/24, valued at $6,961,597) to be repurchased at $8,115,128	$8,115	8,115,000	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	826,241,868	$826,241,868	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,118,211)## to be repurchased at $1,096,305	$1,096	1,096,285	0.0%

TOTAL SECURITIES LENDING COLLATERAL		827,338,153	17.0%

TOTAL INVESTMENTS — (100.0%) (Cost $5,623,297,840)		$5,681,906,654	116.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$18,468,595	$313,320,132	—	$331,788,727
Austria	127,890	27,890,633	—	28,018,523
Belgium	4,617,807	50,237,804	—	54,855,611
Canada	504,288,895	441	—	504,289,336
Denmark	2,551,243	45,782,215	—	48,333,458
Finland	4,563,466	76,983,846	—	81,547,312
France	70,510,547	336,312,128	—	406,822,675
Germany	57,823,579	249,407,198	—	307,230,777
Greece	4,045,382	25,355,318	—	29,400,700
Hong Kong	327,879	123,470,337	—	123,798,216
Ireland	8,312,670	18,711,672	—	27,024,342
Israel	21,329,299	23,665,219	—	44,994,518
Italy	12,637,748	117,232,480	—	129,870,228
Japan	86,703,729	830,967,763	—	917,671,492
Netherlands	33,232,058	98,561,741	—	131,793,799
New Zealand	410,057	11,608,194	—	12,018,251
Norway	1,750,068	52,519,276	—	54,269,344
Portugal	496,048	18,863,076	—	19,359,124
Singapore	116,087	81,878,651	—	81,994,738
Spain	52,072,357	67,892,025	—	119,964,382
Sweden	7,918,313	127,151,583	—	135,069,896
Switzerland	61,287,130	248,253,501	—	309,540,631
United Kingdom	315,699,339	626,718,121	—	942,417,460
Preferred Stocks
Australia	—	139,214	—	139,214
Germany	—	1,135,420	—	1,135,420
Rights/Warrants
Australia	—	15,632	—	15,632
Austria	—	898	—	898
Belgium	844	629	—	1,473
France	46,795	—	—	46,795
Hong Kong	2,941	2,236	—	5,177
Italy	840	—	—	840
Japan	—	—	—	—
United Kingdom	—	3,034,512	—	3,034,512
Temporary Cash Investments	—	8,115,000	—	8,115,000
Securities Lending Collateral	—	827,338,153	—	827,338,153

TOTAL	$1,269,341,606	$4,412,565,048	—	$5,681,906,654

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.6%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$1,944,334,558
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		1,096,614,585
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,002,935,645
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		803,584,662
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		663,721,245

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,975,116,425)		$5,511,190,695

	Face Amount (000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 05/03/10 (Collateralized by $28,530,000 FHLMC 5.228%(r), 09/01/38, valued at $17,602,432) to be repurchased at $17,342,275 (Cost $17,342,000)	$17,342	17,342,000

TOTAL INVESTMENTS - (100.0%) (Cost $4,992,458,425)		$5,528,532,695

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$5,511,190,695	—	—	$5,511,190,695
Temporary Cash Investments	—	$17,342,000	—	17,342,000

TOTAL	$5,511,190,695	$17,342,000	—	$5,528,532,695

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$114,984,213

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $190,942,562)	$114,984,213

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$114,984,213	—	—	$114,984,213

ASIA PACIFIC SMALL COMPANY PORTFOLIO
				Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company				$131,556,739

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $104,540,094)				$131,556,739

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$131,556,739	—	—	$131,556,739

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$33,757,708

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $30,218,530)	$33,757,708

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$33,757,708	—	—	$33,757,708

CONTINENTAL SMALL COMPANY PORTFOLIO
				Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company				$128,155,853

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $110,310,890)				$128,155,853

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$128,155,853	—	—	$128,155,853

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.6%)
AUSTRALIA — (22.0%)
#CFS Retail Property Trust	9,068,093	$16,510,449	1.7%
Charter Hall Office REIT	2,136,057	5,517,519	0.6%
Commonwealth Property Office Fund	8,415,742	7,555,179	0.8%
Dexus Property Group	21,863,944	17,806,813	1.9%
Goodman Group	27,826,009	17,211,712	1.8%
GPT Group	7,702,861	21,099,581	2.2%
#ING Industrial Fund	9,728,673	5,018,049	0.5%
ING Office Fund	11,534,168	6,971,007	0.7%
Stockland Trust Group	10,758,372	39,840,205	4.2%
Westfield Group	7,148,259	86,939,642	9.1%
Other Securities		17,668,358	1.8%

TOTAL AUSTRALIA		242,138,514	25.3%

BELGIUM — (1.6%)
Befimmo SCA	58,642	5,414,539	0.6%
Cofinimmo SA	47,839	6,831,601	0.7%
Other Securities		5,191,078	0.5%

TOTAL BELGIUM		17,437,218	1.8%

CANADA — (5.8%)
#Calloway REIT	213,154	5,015,880	0.5%
#H&R REIT	543,046	10,872,634	1.1%
#Riocan REIT	542,522	12,261,135	1.3%
Other Securities		35,330,934	3.7%

TOTAL CANADA		63,480,583	6.6%

CHINA — (0.1%)
Other Securities		1,377,525	0.1%

FRANCE — (13.5%)
Fonciere des Regions SA	121,620	13,903,274	1.5%
Gecina SA	90,375	10,974,471	1.1%
Icade SA	99,280	10,912,165	1.1%
#Klepierre SA	458,791	17,860,133	1.9%
Societe Immobiliere de Location pour l’Industrie et le Commerce SA	60,258	8,100,236	0.8%
#Unibail-Rodamco SE	365,876	76,339,148	8.0%
Other Securities		9,953,484	1.0%

TOTAL FRANCE		148,042,911	15.4%

GERMANY — (0.1%)
Other Securities		1,684,703	0.2%

GREECE — (0.0%)
Other Securities		319,801	0.0%

HONG KONG — (3.5%)
#Champion REIT	11,091,713	6,111,723	0.6%
Link REIT (The)	9,330,639	28,858,709	3.0%
Other Securities		3,284,204	0.4%

TOTAL HONG KONG		38,254,636	4.0%

ISRAEL — (0.0%)
Other Securities		51,978	0.0%

ITALY — (0.1%)
Other Securities		1,675,459	0.2%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
JAPAN — (13.5%)
*Advance Residence Investment Corp.	3,475	$6,050,779	0.6%
#Frontier Real Estate Investment Corp.	687	5,516,125	0.6%
#Japan Logistics Fund, Inc.	623	5,137,974	0.5%
Japan Prime Realty Investment Corp.	2,867	7,126,250	0.7%
Japan Real Estate Investment Corp.	2,121	20,418,676	2.1%
Japan Retail Fund Investment.	7,063	11,000,592	1.2%
MORI TRUST Sogo REIT, Inc.	691	6,278,269	0.7%
Nippon Building Fund, Inc.	2,294	22,478,003	2.3%
#Nomura Real Estate Office Fund, Inc.	1,239	7,619,808	0.8%
#Orix Jreit, Inc.	1,093	5,859,987	0.6%
#United Urban Investment Corp.	831	5,704,687	0.6%
Other Securities		44,927,437	4.7%

TOTAL JAPAN		148,118,587	15.4%

MALAYSIA — (0.1%)
Other Securities		793,555	0.1%

NETHERLANDS — (4.0%)
Corio NV	257,999	18,964,014	2.0%
Eurocommercial Properties NV	119,557	5,918,125	0.6%
#VastNed Retail NV	71,341	4,961,794	0.5%
#Wereldhave NV	92,108	9,365,795	1.0%
Other Securities		4,446,002	0.5%

TOTAL NETHERLANDS		43,655,730	4.6%

NEW ZEALAND — (0.8%)
Other Securities		8,728,043	0.9%

SINGAPORE — (6.3%)
Ascendas REIT.	6,725,000	10,734,352	1.1%
#CapitaCommercial Trust	8,787,000	10,158,166	1.1%
#CapitaMall Trust	10,001,300	15,363,198	1.6%
#Suntec REIT	7,290,000	8,792,663	0.9%
Other Securities		24,544,530	2.6%

TOTAL SINGAPORE		69,592,909	7.3%

SOUTH AFRICA — (1.3%)
Other Securities		13,875,612	1.4%

TAIWAN — (0.4%)
Other Securities		4,645,246	0.5%

TURKEY — (0.3%)
Other Securities		2,956,031	0.3%

UNITED KINGDOM — (13.2%)
British Land Co. P.L.C.	3,773,213	30,806,108	3.2%
Capital Shopping Centres Group P.L.C.	1,978,248	12,181,127	1.3%
Derwent London P.L.C.	479,350	11,679,469	1.2%
Great Portland Estates P.L.C.	1,224,821	6,782,842	0.7%
Hammerson P.L.C.	3,060,087	20,559,473	2.1%
Land Securities Group P.L.C.	3,320,415	36,005,853	3.8%
Segro P.L.C.	2,944,062	13,987,374	1.5%
Shaftesbury P.L.C.	948,497	6,778,986	0.7%
Other Securities		6,477,735	0.7%

TOTAL UNITED KINGDOM		145,258,967	15.2%

TOTAL COMMON STOCKS		952,088,008	99.3%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
FRANCE — (0.0%)
Other Securities		$124,732	0.0%

SINGAPORE — (0.0%)
Other Securities		1,362	0.0%

TOTAL RIGHTS/WARRANTS		126,094	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $1,510,000 FNMA 3.126%(r), 09/01/40, valued at $1,551,730) to be repurchased at $1,525,024	$1,525	1,525,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.3%)
§@DFA Short Term Investment Fund	143,463,273	143,463,273	14.9%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,677,816)## to be repurchased at $2,625,358	$2,625	2,625,310	0.3%

TOTAL SECURITIES LENDING COLLATERAL		146,088,583	15.2%

TOTAL INVESTMENTS — (100.0%) (Cost $1,169,055,781)		$1,099,827,685	114.7%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$242,138,514	—	$242,138,514
Belgium	—	17,437,218	—	17,437,218
Canada	$63,480,583	—	—	63,480,583
China	—	1,377,525	—	1,377,525
France	—	148,042,911	—	148,042,911
Germany	—	1,684,703	—	1,684,703
Greece	—	319,801	—	319,801
Hong Kong	—	38,254,636	—	38,254,636
Israel	—	51,978	—	51,978
Italy	695,942	979,517	—	1,675,459
Japan	—	148,118,587	—	148,118,587
Malaysia	—	793,555	—	793,555
Netherlands	—	43,655,730	—	43,655,730
New Zealand	—	8,728,043	—	8,728,043
Singapore	—	69,592,909	—	69,592,909
South Africa	—	13,875,612	—	13,875,612
Taiwan	—	4,645,246	—	4,645,246
Turkey	—	2,956,031	—	2,956,031
United Kingdom	—	145,258,967	—	145,258,967
Rights/Warrants
France	124,732	—	—	124,732
Singapore	—	1,362	—	1,362
Temporary Cash Investments	—	1,525,000	—	1,525,000
Securities Lending Collateral	—	146,088,583	—	146,088,583

TOTAL	$64,301,257	$1,035,526,428	—	$1,099,827,685

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.8%)
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	18,191,391	$386,385,137
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	55,153,690	307,757,588

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $527,734,376)		694,142,725

TEMPORARY CASH INVESTMENTS — (0.2%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares (Cost $1,430,973)	1,430,973	1,430,973

TOTAL INVESTMENTS - (100.0%) (Cost $529,165,349)		$695,573,698

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$694,142,725	—	—	$694,142,725
Temporary Cash Investments	1,430,973	—	—	1,430,973

TOTAL	$695,573,698	—	—	$695,573,698

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
AUSTRALIA — (7.1%)
Goodman Fielder, Ltd.	21,749,231	$31,620,678	0.4%
*Iluka Resources, Ltd.	5,927,758	39,234,095	0.5%
*Pacific Brands, Ltd.	29,002,108	30,887,469	0.4%
#Primary Health Care, Ltd.	9,763,542	29,876,421	0.4%
Other Securities		450,069,866	5.9%

TOTAL AUSTRALIA		581,688,529	7.6%

AUSTRIA — (1.0%)
#*Wienerberger AG	2,001,544	33,732,051	0.4%
Other Securities		49,779,914	0.7%

TOTAL AUSTRIA		83,511,965	1.1%

BELGIUM — (1.3%)
Other Securities		106,109,504	1.4%

CANADA — (11.4%)
#*Canfor Corp	2,774,490	26,197,018	0.3%
*Celestica, Inc.	4,081,842	34,378,883	0.5%
Dorel Industries, Inc. Class B	842,000	28,383,136	0.4%
#Groupe Aeroplan, Inc.	3,847,565	46,778,906	0.6%
#HudBay Minerals, Inc.	2,339,093	36,924,598	0.5%
#Laurentian Bank of Canada.	707,853	30,711,340	0.4%
*Lundin Mining Corp.	7,418,026	46,985,438	0.6%
*New Gold, Inc.	6,635,020	49,116,973	0.6%
*RONA, Inc.	3,264,600	41,611,727	0.6%
Sherritt International Corp.	6,254,073	48,627,119	0.6%
West Fraser Timber Co., Ltd.	682,254	29,634,133	0.4%
Other Securities		515,779,701	6.7%

TOTAL CANADA		935,128,972	12.2%

DENMARK — (0.7%)
Other Securities		61,300,446	0.8%

FINLAND — (3.1%)
Kemira Oyj	1,784,173	26,265,376	0.3%
#Outokumpu Oyj	2,864,481	51,456,040	0.7%
Pohjola Bank P.L.C.	3,363,010	42,547,353	0.5%
#*Rautaruukki Oyj Series K	1,412,365	28,067,599	0.4%
Other Securities		104,107,750	1.4%

TOTAL FINLAND		252,444,118	3.3%

FRANCE — (5.8%)
Arkema SA	1,028,400	66,453,775	0.9%
Havas SA	7,563,593	39,852,335	0.5%
#Nexans SA	593,945	42,364,142	0.6%
*Valeo SA	736,226	39,796,267	0.5%
Other Securities		282,353,969	3.7%

TOTAL FRANCE		470,820,488	6.2%

GERMANY — (6.0%)
Aurubis AG	1,055,010	54,393,284	0.7%
Bilfinger Berger SE	956,696	70,128,204	0.9%
Lanxess AG	681,153	47,342,930	0.6%
#*TUI AG	2,408,454	28,152,149	0.4%
Other Securities		287,480,223	3.8%

TOTAL GERMANY		487,496,790	6.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GREECE — (0.4%)
Other Securities		$35,042,512	0.5%

HONG KONG — (2.9%)
Other Securities		237,589,109	3.1%

IRELAND — (0.3%)
Other Securities		26,035,515	0.3%

ISRAEL — (0.7%)
Other Securities		55,767,818	0.7%

ITALY — (3.2%)
Banca Popolare di Milano Scarl	10,151,010	47,461,321	0.6%
Pirelli & Co. SpA	4,750,256	40,586,921	0.5%
Other Securities		175,521,662	2.3%

TOTAL ITALY		263,569,904	3.4%

JAPAN — (19.1%)
Other Securities		1,561,389,142	20.4%

MALAYSIA — (0.0%)
Other Securities		3,723	0.0%

NETHERLANDS — (1.8%)
Nutreco NV	569,367	41,477,758	0.5%
Other Securities		107,765,123	1.4%

TOTAL NETHERLANDS		149,242,881	1.9%

NEW ZEALAND — (0.4%)
Other Securities		35,928,179	0.5%

NORWAY — (1.4%)
Other Securities		117,059,231	1.5%

PORTUGAL — (0.2%)
Other Securities		17,650,663	0.2%

SINGAPORE — (1.6%)
Other Securities		127,268,578	1.7%

SPAIN — (1.5%)
Other Securities		121,612,657	1.6%

SWEDEN — (2.9%)
Boliden AB	2,189,573	37,177,537	0.5%
Holmen AB	932,809	29,611,539	0.4%
Trelleborg AB Series B	6,681,684	62,971,965	0.8%
Other Securities		110,052,817	1.4%

TOTAL SWEDEN		239,813,858	3.1%

SWITZERLAND — (4.5%)
*Clariant AG	3,580,483	60,553,635	0.8%
Helvetia Holding AG	102,377	36,060,333	0.5%
Other Securities		271,158,203	3.5%

TOTAL SWITZERLAND		367,772,171	4.8%

UNITED KINGDOM — (15.8%)
Amlin P.L.C.	9,708,370	63,229,380	0.8%
Bellway P.L.C.	3,481,205	29,776,033	0.4%
#Brit Insurance Holdings NV	2,890,998	48,387,798	0.6%
Catlin Group, Ltd. P.L.C.	8,513,512	47,537,231	0.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Close Brothers Group P.L.C.	2,135,186	$26,393,212	0.3%
*Cookson Group P.L.C.	4,321,345	35,675,598	0.5%
DS Smith P.L.C.	12,895,987	34,788,033	0.5%
Greene King P.L.C.	5,373,011	36,009,996	0.5%
Hiscox, Ltd. P.L.C.	10,648,017	60,438,649	0.8%
Meggitt P.L.C.	12,845,857	67,909,910	0.9%
Millennium & Copthorne Hotels P.L.C.	5,091,746	44,464,042	0.6%
Mondi P.L.C.	7,958,099	66,262,747	0.9%
*Persimmon P.L.C.	6,948,776	37,958,536	0.5%
*Travis Perkins P.L.C.	3,926,630	52,047,102	0.7%
Other Securities		639,331,768	8.3%

TOTAL UNITED KINGDOM		1,290,210,035	16.9%

TOTAL COMMON STOCKS		7,624,456,788	99.6%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		3,335,033	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		—	0.0%

BELGIUM — (0.0%)
Other Securities		13,021	0.0%

CANADA — (0.0%)
Other Securities		74,589	0.0%

FRANCE — (0.0%)
Other Securities		95,171	0.0%

HONG KONG — (0.0%)
Other Securities		95,934	0.0%

ITALY — (0.0%)
Other Securities		33,143	0.0%

SWEDEN — (0.0%)
Other Securities		11,863	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		6,330	0.0%

TOTAL RIGHTS/WARRANTS		330,051	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $18,270,000 FHLMC 5.228%(r), 09/01/38, valued at $11,272,220) to be repurchased at $11,103,176	$11,103	11,103,000	0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (6.7%)
§@DFA Short Term Investment Fund	548,700,317	$ 548,700,317	7.2%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $340,786)## to be repurchased at $334,110	$334	334,104	0.0%

TOTAL SECURITIES LENDING COLLATERAL		549,034,421	7.2%

TOTAL INVESTMENTS — (100.0%) (Cost $8,437,522,566)		$8,188,259,293	107.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$217,235	$581,471,294	—	$581,688,529
Austria	20,334	83,491,631	—	83,511,965
Belgium	—	106,109,504	—	106,109,504
Canada	935,128,972	—	—	935,128,972
Denmark	160,955	61,139,491	—	61,300,446
Finland	—	252,444,118	—	252,444,118
France	—	470,820,488	—	470,820,488
Germany	627	487,496,163	—	487,496,790
Greece	554,551	34,487,961	—	35,042,512
Hong Kong	20,590	237,568,519	—	237,589,109
Ireland	—	26,035,515	—	26,035,515
Israel	—	55,767,818	—	55,767,818
Italy	—	263,569,904	—	263,569,904
Japan	1,831,746	1,559,557,396	—	1,561,389,142
Malaysia	—	3,723	—	3,723
Netherlands	32,423	149,210,458	—	149,242,881
New Zealand	—	35,928,179	—	35,928,179
Norway	—	117,059,231	—	117,059,231
Portugal	—	17,650,663	—	17,650,663
Singapore	572,460	126,696,118	—	127,268,578
Spain	—	121,612,657	—	121,612,657
Sweden	—	239,813,858	—	239,813,858
Switzerland	—	367,772,171	—	367,772,171
United Kingdom	258,534	1,289,951,501	—	1,290,210,035
Preferred Stocks
Australia	—	3,335,033	—	3,335,033
Rights/Warrants
Australia	—	—	—	—
Belgium	13,021	—	—	13,021
Canada	74,589	—	—	74,589
France	95,171	—	—	95,171
Hong Kong	26,486	69,448	—	95,934
Italy	33,143	—	—	33,143
Sweden	—	11,863	—	11,863
United Kingdom	—	6,330	—	6,330
Temporary Cash Investments	—	11,103,000	—	11,103,000
Securities Lending Collateral	—	549,034,421	—	549,034,421

TOTAL	$939,040,837	$7,249,218,456	—	$8,188,259,293

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.4%)
AUSTRALIA — (6.2%)
Australia & New Zealand Banking Group, Ltd.	30,566	$ 745,709	0.2%
Other Securities		24,653,960	6.8%

TOTAL AUSTRALIA		25,399,669	7.0%

AUSTRIA — (0.7%)
Voestalpine AG	16,154	641,468	0.2%
Other Securities		2,166,676	0.6%

TOTAL AUSTRIA		2,808,144	0.8%

BELGIUM — (1.3%)
#Solvay SA	5,891	624,272	0.2%
Other Securities		4,530,190	1.2%

TOTAL BELGIUM		5,154,462	1.4%

CANADA — (9.8%)
#Bank of Montreal	11,300	667,319	0.2%
Magna International, Inc.	9,280	839,285	0.2%
Suncor Energy, Inc.	29,572	947,557	0.3%
Talisman Energy, Inc.	45,748	829,376	0.2%
Teck Resources, Ltd. Class B	33,100	1,479,910	0.4%
#Toronto Dominion Bank	11,000	792,185	0.2%
Other Securities		34,410,396	9.5%

TOTAL CANADA		39,966,028	11.0%

DENMARK — (1.0%)
Other Securities		4,003,151	1.1%

FINLAND — (1.8%)
UPM-Kymmene Oyj	49,028	814,623	0.2%
Other Securities		6,665,924	1.9%

TOTAL FINLAND		7,480,547	2.1%

FRANCE — (6.3%)
BNP Paribas SA	15,171	1,109,697	0.3%
Cie de Saint-Gobain SA	16,388	769,950	0.2%
Cie Generale des Establissements Michelin SA Series B	8,962	716,085	0.2%
Other Securities		23,191,532	6.4%

TOTAL FRANCE		25,787,264	7.1%

GERMANY — (5.1%)
*Daimler AG	10,656	704,185	0.2%
Deutsche Bank AG	30,792	1,782,241	0.5%
*Infineon Technologies AG ADR	88,444	694,285	0.2%
Other Securities		17,776,015	4.9%

TOTAL GERMANY		20,956,726	5.8%

GREECE — (0.7%)
Other Securities		2,843,748	0.8%

HONG KONG — (2.6%)
Other Securities		10,745,239	3.0%

IRELAND — (0.7%)
Other Securities		2,979,585	0.8%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.7%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	12,719	$ 660,116	0.2%
Other Securities		2,380,647	0.6%

TOTAL ISRAEL		3,040,763	0.8%

ITALY — (2.6%)
Other Securities		10,439,114	2.9%

JAPAN — (17.2%)
Mitsubishi UFJ Financial Group, Inc.	208,200	966,257	0.3%
Sumitomo Mitsui Financial Group, Inc.	23,700	707,392	0.2%
Other Securities		68,388,609	18.8%

TOTAL JAPAN		70,062,258	19.3%

NETHERLANDS — (2.4%)
*ING Groep NV Sponsored ADR	72,426	780,752	0.2%
Koninklijke DSM NV	11,964	640,295	0.2%
Other Securities		8,172,724	2.2%

TOTAL NETHERLANDS		9,593,771	2.6%

NEW ZEALAND — (0.3%)
Other Securities		1,110,892	0.3%

NORWAY — (1.2%)
DnB NOR ASA Series A	46,946	644,868	0.2%
Other Securities		4,315,127	1.2%

TOTAL NORWAY		4,959,995	1.4%

PORTUGAL — (0.4%)
Other Securities		1,608,017	0.4%

SINGAPORE — (1.6%)
Other Securities		6,461,864	1.8%

SPAIN — (1.9%)
Banco Santander SA	59,423	762,730	0.2%
Banco Santander SA Sponsored ADR	49,963	640,026	0.2%
Other Securities		6,145,779	1.7%

TOTAL SPAIN		7,548,535	2.1%

SWEDEN — (2.6%)
Other Securities		10,623,539	2.9%

SWITZERLAND — (5.3%)
Holcim, Ltd. AG	21,970	1,368,650	0.4%
#*Novartis AG ADR	11,400	660,630	0.2%
Swatch Group AG	2,379	909,333	0.2%
Swiss Reinsurance Co., Ltd. AG	23,898	1,148,230	0.3%
#*UBS AG	52,017	883,641	0.2%
Zurich Financial Services AG	7,781	1,904,146	0.5%
Other Securities		14,748,072	4.1%

TOTAL SWITZERLAND		21,622,702	5.9%

UNITED KINGDOM — (16.0%)
Anglo American P.L.C.	48,414	2,255,764	0.6%
Aviva P.L.C.	128,562	819,885	0.2%
*BP P.L.C. Sponsored ADR	18,084	738,370	0.2%
#HSBC Holdings P.L.C. Sponsored ADR	51,029	2,659,121	0.7%
International Power P.L.C.	155,255	1,035,900	0.3%
Kingfisher P.L.C.	232,192	884,562	0.3%
Legal & General Group P.L.C.	594,171	955,252	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
*Lloyds Banking Group P.L.C.	637,217	$ 700,384	0.2%
Man Group P.L.C.	175,697	734,349	0.2%
Old Mutual P.L.C.	499,092	1,039,401	0.3%
Prudential P.L.C.	68,348	691,277	0.2%
Resolution, Ltd. P.L.C.	153,392	643,070	0.2%
#Royal Dutch Shell P.L.C. ADR	45,916	2,953,317	0.8%
RSA Insurance Group P.L.C.	351,201	736,810	0.2%
Standard Chartered P.L.C.	26,966	779,992	0.2%
Standard Life P.L.C.	228,627	831,141	0.2%
Vodafone Group P.L.C. Sponsored ADR	83,315	2,291,996	0.6%
Weir Group P.L.C. (The)	33,007	823,815	0.2%
*Wolseley P.L.C.	25,895	688,798	0.2%
Xstrata P.L.C.	77,287	1,497,311	0.4%
Other Securities		41,309,890	11.4%

TOTAL UNITED KINGDOM		65,070,405	17.9%

TOTAL COMMON STOCKS		360,266,418	99.2%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		56,296	0.0%

GERMANY — (0.0%)
Other Securities		37,465	0.0%

TOTAL PREFERRED STOCKS		93,761	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		37	0.0%

BELGIUM — (0.0%)
Other Securities		96	0.0%

FRANCE — (0.0%)
Other Securities		2,560	0.0%

HONG KONG — (0.0%)
Other Securities		385	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		97,627	0.0%

TOTAL RIGHTS/WARRANTS		100,705	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $3,315,000 FNMA 5.50%, 12/01/38,valued at $1,706,018) to be repurchased at $1,680,027	$1,680	1,680,000	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.2%)
§@DFA Short Term Investment Fund	43,488,771	43,488,771	12.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,977,158)## to be repurchased at $1,938,426	$1,938	$1,938,390	0.5%

TOTAL SECURITIES LENDING COLLATERAL		45,427,161	12.5%

TOTAL INVESTMENTS — (100.0%) (Cost $324,244,978)		$407,568,045	112.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$273,652	$25,126,017	—	$25,399,669
Austria	—	2,808,144	—	2,808,144
Belgium	239,564	4,914,898	—	5,154,462
Canada	39,966,028	—	—	39,966,028
Denmark	12,282	3,990,869	—	4,003,151
Finland	—	7,480,547	—	7,480,547
France	1,218,150	24,569,114	—	25,787,264
Germany	3,060,978	17,895,748	—	20,956,726
Greece	152,318	2,691,430	—	2,843,748
Hong Kong	1,420	10,743,819	—	10,745,239
Ireland	530,832	2,448,753	—	2,979,585
Israel	779,642	2,261,121	—	3,040,763
Italy	605,447	9,833,667	—	10,439,114
Japan	2,598,099	67,464,159	—	70,062,258
Netherlands	2,363,999	7,229,772	—	9,593,771
New Zealand	—	1,110,892	—	1,110,892
Norway	45,968	4,914,027	—	4,959,995
Portugal	14,409	1,593,608	—	1,608,017
Singapore	1,168	6,460,696	—	6,461,864
Spain	1,393,120	6,155,415	—	7,548,535
Sweden	196,721	10,426,818	—	10,623,539
Switzerland	1,785,783	19,836,919	—	21,622,702
United Kingdom	9,794,457	55,275,948	—	65,070,405
Preferred Stocks
Australia	—	56,296	—	56,296
Germany	—	37,465	—	37,465
Rights/Warrants
Austria	—	37	—	37
Belgium	96	—	—	96
France	2,560	—	—	2,560
Hong Kong	385	—	—	385
United Kingdom	—	97,627	—	97,627
Temporary Cash Investments	—	1,680,000	—	1,680,000
Securities Lending Collateral	—	45,427,161	—	45,427,161

TOTAL	$65,037,078	$342,530,967	—	$407,568,045

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$2,373,379,206

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,100,696,084)	$2,373,379,206

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$2,373,379,206	—	—	$2,373,379,206

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$1,833,749,476

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,180,635,586)	$1,833,749,476

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,833,749,476	—	—	$1,833,749,476

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$11,586,667,027

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $8,440,891,497)	$11,586,667,027

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$11,586,667,027	—	—	$11,586,667,027

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
BRAZIL — (6.4%)
Banco Santander Brasil SA ADR	918,363	$13,224,427	0.3%
BM&F Bovespa SA	2,153,883	17,962,748	0.4%
#BRF - Brasil Foods SA ADR	665,421	9,735,109	0.2%
Petroleo Brasileiro SA ADR	1,167,237	39,826,126	1.0%
#Vale SA Sponsored ADR	819,190	26,328,767	0.6%
Other Securities		182,987,573	4.4%

TOTAL BRAZIL		290,064,750	6.9%

CHILE — (2.4%)
Centros Comerciales Sudamericanos SA	1,366,292	10,644,592	0.3%
Empresas CMPC SA	183,412	9,861,465	0.2%
Other Securities		86,503,695	2.1%

TOTAL CHILE		107,009,752	2.6%

CHINA — (12.1%)
Bank of China, Ltd.	37,195,418	22,388,909	0.5%
China Construction Bank Corp.	27,843,000	26,618,005	0.6%
#China Life Insurance Co., Ltd. ADR	198,056	13,026,143	0.3%
#China Mobile, Ltd. Sponsored ADR	745,451	38,293,818	0.9%
China Petroleum & Chemical Corp. ADR	102,615	9,780,236	0.2%
#CNOOC, Ltd. ADR	116,476	24,334,166	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	33,449,200	27,023,394	0.7%
#PetroChina Co., Ltd. ADR	129,733	15,950,672	0.4%
Other Securities		370,240,242	8.9%

TOTAL CHINA		547,655,585	13.1%

COLOMBIA — (0.2%)
Other Securities		8,434,133	0.2%

CZECH REPUBLIC — (0.4%)
Other Securities		19,724,216	0.5%

EGYPT — (0.1%)
Other Securities		4,479,656	0.1%

HUNGARY — (0.7%)
#*OTP Bank P.L.C.	488,536	14,508,520	0.4%
Other Securities		17,612,863	0.4%

TOTAL HUNGARY		32,121,383	0.8%

INDIA — (11.0%)
HDFC Bank, Ltd.	216,913	11,147,177	0.3%
ICICI Bank, Ltd. Sponsored ADR	396,338	20,839,452	0.5%
Infosys Technologies, Ltd.	225,217	15,092,410	0.4%
Reliance Industries, Ltd.	1,381,092	34,093,896	0.8%
Other Securities		415,977,732	9.9%

TOTAL INDIA		497,150,667	11.9%

INDONESIA — (3.2%)
PT Astra International Tbk	2,085,000	13,349,452	0.3%
Other Securities		131,381,222	3.2%

TOTAL INDONESIA		144,730,674	3.5%

ISRAEL — (0.0%)
Other Securities		451,529	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (3.5%)
Other Securities		$160,164,505	3.8%

MEXICO — (4.4%)
America Movil S.A.B. de C.V. Series L ADR	443,009	25,366,695	0.6%
*Cemex S.A.B. de C.V. Sponsored ADR	1,460,470	12,808,322	0.3%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	269,936	14,822,186	0.3%
#Grupo Financiero Banorte S.A.B. de C.V.	2,596,307	11,108,106	0.3%
Grupo Mexico S.A.B. de C.V. Series B	5,000,219	16,473,025	0.4%
Other Securities		116,225,000	2.8%

TOTAL MEXICO		196,803,334	4.7%

PERU — (0.3%)
Other Securities		11,197,916	0.3%

PHILIPPINES — (0.9%)
Other Securities		42,776,109	1.0%

POLAND — (1.6%)
Other Securities		71,732,721	1.7%

RUSSIA — (3.4%)
Gazprom OAO Sponsored ADR	2,814,175	61,616,486	1.5%
Lukoil OAO Sponsored ADR	502,859	28,041,883	0.6%
Other Securities		62,371,774	1.5%

TOTAL RUSSIA		152,030,143	3.6%

SOUTH AFRICA — (7.9%)
ABSA Group, Ltd.	502,633	9,737,407	0.2%
Gold Fields, Ltd. Sponsored ADR	915,915	14,443,980	0.4%
Impala Platinum Holdings, Ltd.	418,209	11,806,933	0.3%
MTN Group, Ltd.	1,101,689	19,509,715	0.5%
Naspers, Ltd. Series N	378,717	19,718,764	0.5%
Sanlam, Ltd.	3,530,404	13,218,358	0.3%
#Sasol, Ltd. Sponsored ADR	502,813	22,752,288	0.5%
Standard Bank Group, Ltd.	1,234,704	18,160,831	0.4%
Other Securities		228,620,168	5.5%

TOTAL SOUTH AFRICA		357,968,444	8.6%

SOUTH KOREA — (12.0%)
Hyundai Motor Co., Ltd.	127,347	19,278,402	0.5%
#KB Financial Group, Inc. ADR	254,734	11,437,557	0.3%
POSCO ADR.	193,830	20,146,690	0.5%
Samsung Corp.	176,799	10,382,957	0.2%
Samsung Electronics Co., Ltd.	95,497	63,355,186	1.5%
Shinhan Financial Group Co., Ltd. ADR	135,631	10,548,023	0.2%
Other Securities		408,815,501	9.8%

TOTAL SOUTH KOREA		543,964,316	13.0%

TAIWAN — (11.2%)
Hon Hai Precision Industry Co., Ltd.	4,008,352	15,159,736	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	10,155,652	20,893,350	0.5%
Other Securities		471,558,810	11.3%

TOTAL TAIWAN		507,611,896	12.1%

THAILAND — (2.3%)
PTT PCL (Foreign)	1,028,800	10,397,812	0.3%
Other Securities		93,386,196	2.2%

TOTAL THAILAND		103,784,008	2.5%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.2%)
Turkiye Garanti Bankasi A.S.	1,790,492	$10,808,272	0.2%
Other Securities		90,363,767	2.2%

TOTAL TURKEY		101,172,039	2.4%

TOTAL COMMON STOCKS		3,901,027,776	93.3%

PREFERRED STOCKS — (5.7%)
BRAZIL — (5.7%)
#Banco Bradesco SA Sponsored ADR	1,220,938	25,395,510	0.6%
Itau Unibanco Holding SA ADR	1,648,537	40,488,069	1.0%
#Petroleo Brasileiro SA ADR	1,463,774	45,655,111	1.1%
Vale SA Sponsored ADR	1,025,386	29,459,340	0.7%
Other Securities		115,944,555	2.8%

TOTAL BRAZIL		256,942,585	6.2%

CHILE — (0.0%)
Other Securities		540,597	0.0%

INDIA — (0.0%)
Other Securities		5,805	0.0%

TOTAL PREFERRED STOCKS		257,488,987	6.2%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		38,787	0.0%

INDIA — (0.0%)
Other Securities		42,214	0.0%

INDONESIA — (0.0%)
Other Securities		18,219	0.0%

MALAYSIA — (0.0%)
Other Securities		22,737	0.0%

POLAND — (0.0%)
Other Securities		517,999	0.0%

SOUTH KOREA — (0.0%)
Other Securities		58,005	0.0%

TAIWAN — (0.0%)
Other Securities		21,799	0.0%

THAILAND — (0.0%)
Other Securities		97,237	0.0%

TOTAL RIGHTS/WARRANTS		816,997	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $6,825,000 FHLMC 4.00%, 12/15/38, valued at $6,358,143) to be repurchased at $6,026,095	$6,026	6,026,000	0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (8.0%)
§@DFA Short Term Investment Fund	362,593,120	$362,593,120	8.7%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $680,387)## to be repurchased at $ 667,058	$667	667,046	0.0%

TOTAL SECURITIES LENDING COLLATERAL		363,260,166	8.7%

TOTAL INVESTMENTS — (100.0%) (Cost $3,290,561,843)		$4,528,619,926	108.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$290,064,750	—	—	$290,064,750
Chile	107,009,752	—	—	107,009,752
China	137,356,364	$410,299,221	—	547,655,585
Colombia	8,434,133	—	—	8,434,133
Czech Republic	—	19,724,216	—	19,724,216
Egypt	—	4,479,656	—	4,479,656
Hungary	558,547	31,562,836	—	32,121,383
India	27,343,056	469,807,611	—	497,150,667
Indonesia	6,783,178	137,947,496	—	144,730,674
Israel	—	451,529	—	451,529
Malaysia	56,173	160,108,332	—	160,164,505
Mexico	196,803,334	—	—	196,803,334
Peru	11,197,916	—	—	11,197,916
Philippines	2,379,579	40,396,530	—	42,776,109
Poland	256,913	71,475,808	—	71,732,721
Russia	581,620	151,448,523	—	152,030,143
South Africa	55,689,292	302,279,152	—	357,968,444
South Korea	56,220,619	487,743,697	—	543,964,316
Taiwan	17,073,872	490,538,024	—	507,611,896
Thailand	101,362,580	2,421,428	—	103,784,008
Turkey	756,431	100,415,608	—	101,172,039
Preferred Stocks
Brazil	256,942,585	—	—	256,942,585
Chile	540,597	—	—	540,597
India	—	5,805	—	5,805
Rights/Warrants
China	37,032	1,755	—	38,787
India	—	42,214	—	42,214
Indonesia	—	18,219	—	18,219
Malaysia	12,532	10,205	—	22,737
Poland	—	517,999	—	517,999
South Korea	—	58,005	—	58,005
Taiwan	—	21,799	—	21,799
Thailand	60,908	36,329	—	97,237
Temporary Cash Investments	—	6,026,000	—	6,026,000
Securities Lending Collateral	—	363,260,166	—	363,260,166

TOTAL	$1,277,521,763	$3,251,098,163	—	$4,528,619,926

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio	U.S. Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—		$6,922,105		—	—
Investments at Value (including $0, $0, $295,134 and $1,201,408 of securities on loan, respectively)	$155,465		—		$2,258,799	$6,525,650
Temporary Cash Investments at Value & Cost	734		—		8,755	25,559
Collateral Received from Securities on Loan at Value & Cost	—		—		310,754	1,276,619
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—		4,496		3,850	18,067
Dividends and Interest	1,752		—		474	1,245
Securities Lending Income	—		—		204	642
Fund Shares Sold	63		4,142		6,212	1,917
Futures Margin Variation	52		—		—	—
Unrealized Gain on Forward Currency Contracts	124		—		—	—
Prepaid Expenses and Other Assets	22		72		52	25

Total Assets	158,212		6,930,815		2,589,100	7,849,724

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—		—		310,754	1,276,619
Investment Securities/Affiliated Investment Companies Purchased	—		—		5,168	11,245
Fund Shares Redeemed	146		8,638		1,105	3,486
Due to Advisor	26		853		653	2,711
Unrealized Loss on Forward Currency Contracts	297		—		—	—
Accrued Expenses and Other Liabilities	13		288		155	386

Total Liabilities	482		9,779		317,835	1,294,447

NET ASSETS	$157,730		$6,921,036		$2,271,265	$6,555,277

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $41,316 and $0 and shares outstanding of 0; 0; 2,800,466 and 0, respectively (Note P)	N/A		N/A		$14.75	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	N/A

Class R2 Shares — based on net assets of $0; $0; $5,967 and $0 and shares outstanding of 0; 0; 404,133 and 0, respectively (Note P)	N/A		N/A		$14.76	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	N/A

Institutional Class Shares — based on net assets of $157,730; $6,921,036; $2,223,982 and $6,555,277 and shares outstanding of 20,953,464; 372,437,851; 150,641,311 and 291,485,206, respectively	$7.53		$18.58		$14.76	$22.49

NUMBER OF SHARES AUTHORIZED	300,000,000		2,000,000,000		700,000,000	1,700,000,000

Investments in Affiliated Investment Companies at Cost	$—		$5,483,229		$—	$—

Investments at Cost	$153,449		$—		$2,059,173	$6,375,292

NET ASSETS CONSIST OF:
Paid-In Capital	$238,773		$7,407,853		$2,065,507	$6,523,353
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	228		17,386		2,297	3,668
Accumulated Net Realized Gain (Loss)	(93,562)		(1,943,079)		3,835	(122,102)
Net Unrealized Foreign Exchange Gain (Loss)	(132)		—		—	—
Net Unrealized Appreciation (Depreciation)	12,423		1,438,876		199,626	150,358

NET ASSETS	$157,730		$6,921,036		$2,271,265	$6,555,277

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
ASSETS:
Investments at Value (including $288,084, $536,938, $180,481 and $805,181 of securities on loan, respectively)	$2,889,843	$4,977,754	$1,553,623	$3,375,294
Temporary Cash Investments at Value & Cost	12,291	22,248	5,593	22,578
Collateral Received from Securities on Loan at Value & Cost	298,961	558,222	188,137	846,208
Receivables:
Investment Securities Sold	265	639	264	6,460
Dividends and Interest	2,416	4,177	1,003	859
Securities Lending Income	135	302	128	662
Fund Shares Sold	2,213	2,367	931	3,489
Prepaid Expenses and Other Assets	65	49	27	38

Total Assets	3,206,189	5,565,758	1,749,706	4,255,588

LIABILITIES:
Payables:
Upon Return of Securities Loaned	298,961	558,222	188,137	846,208
Investment Securities Purchased	8,208	14,301	1,864	15,343
Fund Shares Redeemed	1,036	1,764	805	1,421
Due to Advisor	405	819	384	966
Accrued Expenses and Other Liabilities	170	285	93	193

Total Liabilities	308,780	575,391	191,283	864,131

NET ASSETS	$2,897,409	$4,990,367	$1,558,423	$3,391,457

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $2,897,409; $4,990,367; $1,558,423 and $3,391,457 and shares outstanding of 284,538,758; 496,287,178; 158,721,130 and 177,971,909, respectively	$10.18	$10.06	$9.82	$19.06

NUMBER OF SHARES AUTHORIZED	1,500,000,000	2,300,000,000	1,000,000,000	1,000,000,000

Investments at Cost	$2,712,591	$4,871,798	$1,525,171	$2,893,977

NET ASSETS CONSIST OF:
Paid-In Capital	$2,795,667	$4,959,513	$1,610,975	$3,138,857
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	6,193	11,980	2,968	4,657
Accumulated Net Realized Gain (Loss)	(81,703)	(87,082)	(83,972)	(233,374)
Net Unrealized Appreciation (Depreciation)	177,252	105,956	28,452	481,317

NET ASSETS	$2,897,409	$4,990,367	$1,558,423	$3,391,457

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio	International Core Equity Portfolio
ASSETS:
Investments at Value (including $412,876, $654,562, $272,601 and $784,857 of securities on loan, respectively)	$3,164,881	$2,684,876	$1,608,863	$4,846,454
Temporary Cash Investments at Value & Cost	14,738	2,685	647	8,115
Collateral Received from Securities on Loan at Value & Cost	440,599	676,959	285,278	827,338
Foreign Currencies at Value	—	—	4,221	13,240
Cash	—	—	15	20
Receivables:
Investment Securities Sold	7,035	—	—	690
Dividends, Interest and Tax Reclaims	1,079	2,582	4,261	11,398
Securities Lending Income	571	96	98	477
Fund Shares Sold	5,090	1,843	1,010	2,702
Unrealized Gain on Foreign Currency Contracts	—	—	—	8
Prepaid Expenses and Other Assets	18	30	17	66

Total Assets	3,634,011	3,369,071	1,904,410	5,710,508

LIABILITIES:
Payables:
Upon Return of Securities Loaned	440,599	676,959	285,278	827,338
Investment Securities Purchased	11,393	—	717	11,867
Fund Shares Redeemed	2,228	1,740	1,254	2,442
Due to Advisor	1,308	669	335	1,410
Accrued Expenses and Other Liabilities	197	151	140	462

Total Liabilities	455,725	679,519	287,724	843,519

NET ASSETS	$3,178,286	$2,689,552	$1,616,686	$4,866,989

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,178,286; $2,689,552; $1,616,686 and $4,866,989 and shares outstanding of 259,346,866; 126,653,593; 83,236,180 and 451,523,175, respectively	$12.25	$21.24	$19.42	$10.78

NUMBER OF SHARES AUTHORIZED	1,500,000,000	700,000,000	500,000,000	2,000,000,000

Investments at Cost	$2,860,548	$2,240,122	$1,383,551	$4,787,845

Foreign Currencies at Cost	$—	$—	$4,170	$12,916

NET ASSETS CONSIST OF:
Paid-In Capital	$3,144,547	$2,477,550	$1,574,776	$4,871,191
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,227	12,994	3,984	16,165
Accumulated Net Realized Gain (Loss)	(273,821)	(245,746)	(187,612)	(79,675)
Net Unrealized Foreign Exchange Gain (Loss)	—	—	175	375
Net Unrealized Appreciation (Depreciation)	304,333	444,754	225,363	58,933

NET ASSETS	$3,178,286	$2,689,552	$1,616,686	$4,866,989

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$5,511,191	$114,984	$131,557	$33,758
Temporary Cash Investments at Value & Cost	17,342	—	—	—
Cash	16	—	—	—
Receivables:
Affiliated Investment Companies Sold	—	—	40	—
Fund Shares Sold	1,932	11	70	13
Prepaid Expenses and Other Assets	35	8	13	9

Total Assets	5,530,516	115,003	131,680	33,780

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	10	—	13
Fund Shares Redeemed	16,878	1	110	—
Due to Advisor	1,813	39	43	11
Accrued Expenses and Other Liabilities	231	20	16	5

Total Liabilities	18,922	70	169	29

NET ASSETS	$5,511,594	$114,933	$131,511	$33,751

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,511,594; $114,933; $131,511 and $33,751 and shares outstanding of 341,572,645; 8,132,907; 5,129,238 and 1,392,436, respectively	$16.14	$14.13	$25.64	$24.24

NUMBER OF SHARES AUTHORIZED	1,500,000,000	100,000,000	100,000,000	100,000,000

Investments in Affiliated Investment Companies at Cost	$4,975,116	$190,942	$104,540	$30,219

NET ASSETS CONSIST OF:
Paid-In Capital	$5,026,522	$279,223	$137,845	$33,057
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	31,973	631	652	203
Accumulated Net Realized Gain (Loss)	(83,425)	(89,010)	(34,001)	(3,052)
Net Unrealized Foreign Exchange Gain (Loss)	449	47	(2)	4
Net Unrealized Appreciation (Depreciation)	536,075	(75,958)	27,017	3,539

NET ASSETS	$5,511,594	$114,933	$131,511	$33,751

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$128,156	—	$694,143	—
Investments at Value (including $0, $138,661, $0 and $508,683 of securities on loan, respectively)	—	$952,214	—	$7,628,122
Temporary Cash Investments at Value & Cost	—	1,525	1,431	11,103
Collateral Received from Securities on Loan at Value & Cost	—	146,089	—	549,034
Foreign Currencies at Value	—	3,788	—	16,792
Cash	—	15	—	16
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	—	—	17,087
Dividends, Interest and Tax Reclaims	—	3,388	—	19,111
Securities Lending Income	—	88	—	635
Fund Shares Sold	16	430	1,164	3,276
Unrealized Gain on Foreign Currency Contracts	—	5	—	42
Prepaid Expenses and Other Assets	9	26	15	56

Total Assets	128,181	1,107,568	696,753	8,245,274

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	146,089	—	549,034
Investment Securities/Affiliated Investment Companies Purchased	13	2,005	766	27,388
Fund Shares Redeemed	3	557	478	8,748
Due to Advisor	42	277	20	4,173
Accrued Expenses and Other Liabilities	17	86	28	613

Total Liabilities	75	149,014	1,292	589,956

NET ASSETS	$128,106	$958,554	$695,461	$7,655,318

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Cass Shares — based on net assets of $128,106; $958,554; $695,461 and $7,655,318 and shares outstanding of 7,564,918; 171,633,295; 83,958,133 and 473,841,038, respectively	$16.93	$5.58	$8.28	$16.16

NUMBER OF SHARES AUTHORIZED	100,000,000	700,000,000	500,000,000	2,300,000,000

Investments in Affiliated Investment Companies at Cost	$110,311	$—	$527,735	$—

Investments at Cost	$—	$1,021,442	$—	$7,877,385

Foreign Currencies at Cost	$—	$3,749	$—	$16,694

NET ASSETS CONSIST OF:
Paid-In Capital	$139,133	$1,133,390	$547,469	$7,728,221
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	597	(2,542)	5,011	37,940
Accumulated Net Realized Gain (Loss)	(29,516)	(103,196)	(23,427)	137,636
Net Unrealized Foreign Exchange Gain (Loss)	47	91	—	686
Net Unrealized Appreciation (Depreciation)	17,845	(69,189)	166,408	(249,165)

NET ASSETS	$128,106	$958,554	$695,461	$7,655,318

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	International Vector Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$2,373,379	$1,833,749
Investments at Value (including $42,181, $0 and $0 of securities on loan, respectively)	$360,461	—	—
Temporary Cash Investments at Value & Cost	1,680	—	—
Collateral Received from Securities on Loan at Value & Cost	45,427	—	—
Foreign Currencies at Value	944	—	—
Cash	15	—	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	12	24,164	—
Dividends, Interest and Tax Reclaims	853	—	—
Securities Lending Income	40	—	—
Fund Shares Sold	160	2,872	558
Unrealized Gain on Foreign Currency Contracts	2	—	—
Prepaid Expenses and Other Assets	14	14	29

Total Assets	409,608	2,400,429	1,834,336

LIABILITIES:
Payables:
Upon Return of Securities Loaned	45,427	—	—
Investment Securities/Affiliated Investment Companies Purchased	847	—	161
Fund Shares Redeemed	37	27,036	397
Due to Advisor	135	791	676
Accrued Expenses and Other Liabilities	39	104	64

Total Liabilities	46,485	27,931	1,298

NET ASSETS	$363,123	$2,372,498	$1,833,038

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $363,123; $2,372,498 and $1,833,038 and shares outstanding of 35,328,976; 76,790,382 and 75,563,919, respectively	$10.28	$30.90	$24.26

NUMBER OF SHARES AUTHORIZED	500,000,000	500,000,000	500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$1,100,696	$1,180,635

Investments at Cost	$277,138	$—	$—

Foreign Currencies at Cost	$936	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$276,696	$964,564	$1,122,358
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	1,086	3,270	3,213
Accumulated Net Realized Gain (Loss)	1,979	136,138	57,883
Deferred Thailand Capital Gains Tax	—	(4,215)	(3,533)
Net Unrealized Foreign Exchange Gain (Loss)	31	58	3
Net Unrealized Appreciation (Depreciation)	83,331	1,272,683	653,114

NET ASSETS	$363,123	$2,372,498	$1,833,038

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$11,586,667	—
Investments at Value (including $0 and $339,827 of securities on loan, respectively)	—	$4,159,334
Temporary Cash Investments at Value & Cost	—	6,026
Collateral Received from Securities on Loan at Value & Cost	—	363,260
Foreign Currencies at Value	—	2,119
Cash	—	49
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	269
Dividends, Interest and Tax Reclaims	—	3,921
Securities Lending Income	—	423
Fund Shares Sold	16,023	25,659
Unrealized Gain on Foreign Currency Contracts	—	1
Prepaid Expenses and Other Assets	90	225

Total Assets	11,602,780	4,561,286

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	363,260
Investment Securities/Affiliated Investment Companies Purchased	13,173	5,425
Fund Shares Redeemed	2,850	4,185
Due to Advisor	3,793	1,886
Deferred Thailand Capital Gains Tax	—	5,966
Accrued Expenses and Other Liabilities	426	682

Total Liabilities	20,242	381,404

NET ASSETS	$11,582,538	$4,179,882

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $39,668 and $0 and shares outstanding of 20,471,843 and 0, respectively	$1.94	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000 *

Institutional Class Shares — based on net assets of $11,542,870 and $4,179,882 and shares outstanding of 318,275,914 and 196,180,731, respectively	$36.27	$21.31

NUMBER OF SHARES AUTHORIZED	1,500,000,000	1,000,000,000

Investments in Affiliated Investment Companies at Cost	$8,440,891	$—

Investments at Cost	$—	$2,921,276

Foreign Currencies at Cost	$—	$2,071

NET ASSETS CONSIST OF:
Paid-In Capital	$7,903,300	$2,994,109
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	12,814	8,563
Accumulated Net Realized Gain (Loss)	536,606	(54,988)
Deferred Thailand Capital Gains Tax	(16,079)	(5,965)
Net Unrealized Foreign Exchange Gain (Loss)	121	57
Net Unrealized Appreciation (Depreciation)	3,145,776	1,238,106

NET ASSETS	$11,582,538	$4,179,882

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio	U.S. Small Cap Value Portfolio
Investment Income
Dividends	$97	$135,162	$19,385	$52,897
Interest	1,867	33	17	34
Income from Securities Lending	—	3,106	2,001	6,907
Expenses Allocated from Affiliated Investment Company	—	(7,489)	—	—

Total Investment Income	1,964	130,812	21,403	59,838

Expenses
Investment Advisory Services Fees	79	—	1,995	12,631
Administrative Services Fees	238	9,730	4,988	18,946
Accounting & Transfer Agent Fees	39	102	242	721
S&P 500® Fees	8	—	—	—
Shareholder Servicing Fees —
Class R1 Shares	—	—	37	—
Class R2 Shares	—	—	11	—
Custodian Fees	15	—	56	115
Filing Fees	24	130	118	52
Shareholders’ Reports	3	167	96	98
Directors’/Trustees’ Fees & Expenses	1	61	19	60
Professional Fees	5	120	61	202
Other	5	57	37	128

Total Expenses	417	10,367	7,660	32,953

Net Investment Income (Loss)	1,547	120,445	13,743	26,885

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	1,013	498,315	87,567	464,145
Futures	15,127	—	(256)	—
Foreign Currency Transactions	(51)	—	—	—
In-Kind Redemptions	—	—	—	56,505
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	143	533,400	298,035	929,717
Futures	8,702	—	—	—
Translation of Foreign Currency Denominated Amounts	(171)	—	—	—

Net Realized and Unrealized Gain (Loss)	24,763	1,031,715	385,346	1,450,367

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,310	$1,152,160	$399,089	$1,477,252

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
Investment Income
Dividends	$40,649	$72,293	$19,119	$27,384
Interest	18	26	8	25
Income from Securities Lending	1,290	2,935	1,374	6,255

Total Investment Income	41,957	75,254	20,501	33,664

Expenses
Investment Advisory Services Fees	4,117	8,868	4,200	889
Administrative Services Fees	—	—	—	9,485
Accounting & Transfer Agent Fees	286	508	174	348
Custodian Fees	61	80	43	79
Filing Fees	139	198	66	62
Shareholders’ Reports	45	92	40	63
Directors’/Trustees’ Fees & Expenses	23	43	14	28
Professional Fees	89	140	44	109
Other	35	60	24	52

Total Expenses	4,795	9,989	4,605	11,115

Net Investment Income (Loss)	37,162	65,265	15,896	22,549

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	848	9,966	11,302	186,403
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	406,078	767,061	260,530	519,280

Net Realized and Unrealized Gain (Loss)	406,926	777,027	271,832	705,683

Net Increase (Decrease) in Net Assets Resulting from Operations	$444,088	$842,292	$287,728	$728,232

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio	International Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $3,664 and $9,018, respectively)	$27,428	$81,322	$40,753	$105,858
Interest	10	25	10	43
Income from Securities Lending	6,623	2,224	1,961	7,037

Total Investment Income	34,061	83,571	42,724	112,938

Expenses
Investment Advisory Services Fees	3,089	7,245	3,622	14,583
Administrative Services Fees	12,357	—	—	—
Accounting & Transfer Agent Fees	364	287	186	484
Custodian Fees	63	27	284	1,021
Filing Fees	41	72	49	192
Shareholders’ Reports	46	90	62	108
Directors’/Trustees’ Fees & Expenses	29	23	14	41
Professional Fees	101	77	68	173
Other	60	49	41	117

Total Expenses	16,150	7,870	4,326	16,719

Net Investment Income (Loss)	17,911	75,701	38,398	96,219

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	3,056	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold	246,080	(57,195)	(16,990)	19,341
Foreign Currency Transactions	—	—	383	299
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	507,946	825,263	134,897	410,019
Translation of Foreign Currency Denominated Amounts	—	—	134	333

Net Realized and Unrealized Gain (Loss)	754,026	771,124	118,424	429,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$771,937	$846,825	$156,822	$526,211

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Small Company Portfolio*	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $8,231, $161, $88 and $2, respectively)	$106,298	$2,145	$3,863	$861
Interest	29	1	1	—
Income from Securities Lending	10,238	238	301	6
Expenses Allocated from Affiliated Investment Company	(6,818)	(159)	(186)	(37)

Total Net Investment Income Received from Affiliated Investment Companies	109,747	2,225	3,979	830

Fund Investment Income
Interest	15	—	—	—

Total Fund Investment Income	15	—	—	—

Fund Expenses
Administrative Services Fees	18,673	455	441	116
Accounting & Transfer Agent Fees	77	15	15	14
Filing Fees	87	16	19	15
Shareholders’ Reports	120	2	3	—
Directors’/Trustees’ Fees & Expenses	44	1	1	—
Professional Fees	89	2	2	2
Other	42	4	5	3

Total Expenses	19,132	495	486	150
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	25	(13)

Net Expenses	19,132	495	511	137

Net Investment Income (Loss)	90,630	1,730	3,468	693

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	157,743	(12,297)	5,129	86
Foreign Currency Transactions	1,622	76	(4)	3
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	551,254	10,741	19,235	6,121
Translation of Foreign Currency Denominated Amounts	210	31	(12)	(1)

Net Realized and Unrealized Gain (Loss)	710,829	(1,449)	24,348	6,209

Net Increase (Decrease) in Net Assets Resulting from Operations	$801,459	$281	$27,816	$6,902

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Continental Small Company Portfolio*	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $366, $0, $0 and $0, respectively)	$2,317	—	—	—
Income Distributions Received from Affiliated Investment Company	—	—	$31,329	—
Interest	1	—	—	—
Income from Securities Lending	337	—	—	—
Expenses Allocated from Affiliated Investment Company	(169)	—	—	—

Total Net Investment Income Received from Affiliated Investment Companies	2,486	—	31,329	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $3,606, $0 and $12,529, respectively)	—	$53,433	—	$149,762
Interest	—	6	2	35
Income from Securities Lending	—	1,278	—	10,942

Total Fund Investment Income	—	54,717	2	160,739

Fund Expenses
Investment Advisory Services Fees	—	2,803	—	46,090
Administrative Services Fees	448	—	1,945	—
Accounting & Transfer Agent Fees	15	114	19	811
Custodian Fees	—	172	—	1,727
Filing Fees	18	49	34	108
Shareholders’ Reports	2	43	21	180
Directors’/Trustees’ Fees & Expenses	1	8	6	69
Professional Fees	2	47	15	303
Other	4	28	13	195

Total Expenses	490	3,264	2,053	49,483
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	(1,786)	—

Net Expenses	490	3,264	267	49,483

Net Investment Income (Loss)	1,996	51,453	31,064	111,256

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(5,002)	(52,532)	(16,221)	198,099
Foreign Currency Transactions	51	253	—	2,837
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	19,653	149,959	134,183	395,701
Translation of Foreign Currency Denominated Amounts	1	(8)	—	688

Net Realized and Unrealized Gain (Loss)	14,703	97,672	117,962	597,325

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,699	$149,125	$149,026	$708,581

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Vector Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $594, $5,788 and $3,222, respectively)	$6,936	$47,729	$31,732
Interest	3	8	9
Income from Securities Lending	526	1,913	2,482
Expenses Allocated from Affiliated Investment Companies.	—	(3,955)	(4,366)

Total Investment Income	7,465	45,695	29,857

Expenses
Investment Advisory Services Fees	1,369	—	—
Administrative Services Fees	—	8,397	6,212
Accounting & Transfer Agent Fees	58	43	32
Custodian Fees	136	—	—
Filing Fees	24	46	48
Shareholders’ Reports	10	82	35
Directors’/Trustees’ Fees & Expenses	3	20	13
Professional Fees	12	42	26
Other	12	20	12

Total Expenses	1,624	8,650	6,378

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	28	—	—

Net Expenses	1,652	8,650	6,378

Net Investment Income (Loss)	5,813	37,045	23,479

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	5,866	148,805	97,897
Foreign Currency Transactions	77	506	76 **
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	28,748	317,270	373,644
Translation of Foreign Currency Denominated Amounts	27	(6)	(72)
Change in Deferred Thailand Capital Gains Tax	—	(2,143)	(2,963)

Net Realized and Unrealized Gain (Loss)	34,718	464,432	468,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,531	$501,477	$492,061

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).
**	Net of foreign capital gain taxes withheld of $179.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $20,141 and $8,240, respectively)	$171,616	$68,581
Interest	72	20
Income from Securities Lending	8,393	3,539
Expenses Allocated from Affiliated Investment Companies	(17,283)	—

Total Investment Income	162,798	72,140

Expenses
Investment Advisory Services Fees	—	17,369
Administrative Services Fees	35,877	—
Accounting & Transfer Agent Fees	136	372
Shareholder Servicing Fees — Class R2 Shares	69	—
Custodian Fees	—	2,452
Filing Fees	237	122
Shareholders’ Reports	231	115
Directors’/Trustees’ Fees & Expenses	88	30
Professional Fees	159	161
Other	68	76

Total Expenses	36,865	20,697

Net Investment Income (Loss)	125,933	51,443

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	577,480	35,721
Foreign Currency Transactions**	(3,090)	(776)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,724,116	789,087
Translation of Foreign Currency Denominated Amounts	2	(19)
Change in Deferred Thailand Capital Gains Tax	(9,879)	(4,133)

Net Realized and Unrealized Gain (Loss)	2,288,629	819,880

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,414,562	$871,323

* Investment	Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	Net of foreign capital gain taxes withheld of $1,720 and $982, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,547	$1,409	$120,445	$113,440	$13,743	$13,400
Net Realized Gain (Loss) on:
Investment Securities Sold	1,013	(24,217)	498,315	(2,244,299)	87,567	(80,571)
Futures	15,127	25,750	—	—	(256)	(823)
Foreign Currency Transactions	(51)	(1,379)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	143	2,720	533,400	2,728,048	298,035	244,441
Futures	8,702	1,705	—	—	—	(3)
Translation of Foreign Currency Denominated Amounts	(171)	39	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	26,310	6,027	1,152,160	597,189	399,089	176,444

Distributions From:
Net Investment Income:
Class R1 Shares	—	—	—	—	(312)	(424)
Class R2 Shares	—	—	—	—	(29)	(27)
Institutional Class Shares	(1,589)	(17,802)	(116,599)	(123,996)	(12,213)	(13,728)
Net Short-Term Gains:
Institutional Class Shares	—	(1,762)	—	(6,242)	—	—

Total Distributions	(1,589)	(19,564)	(116,599)	(130,238)	(12,554)	(14,179)

Capital Share Transactions (1):
Shares Issued	15,684	58,709 *	1,304,022	1,807,041	911,104	850,582
Shares Issued in Lieu of Cash Distributions	1,525	18,404	108,979	117,409	11,528	13,641
Shares Redeemed	(49,431)	(98,676)	(1,391,178)	(1,858,197)	(521,662)	(425,490)

Net Increase (Decrease) from Capital Share Transactions	(32,222)	(21,563)	21,823	66,253	400,970	438,733

Total Increase (Decrease) in Net Assets	(7,501)	(35,100)	1,057,384	533,204	787,505	600,998
Net Assets
Beginning of Period	165,231	200,331	5,863,652	5,330,448	1,483,760	882,762

End of Period	$157,730	$165,231	$6,921,036	$5,863,652	$2,271,265	$1,483,760

(1) Shares Issued and Redeemed:
Shares Issued	2,221	9,053	74,182	140,615	65,207	88,462
Shares Issued in Lieu of Cash Distributions	224	3,392	6,369	10,018	900	1,442
Shares Redeemed	(6,983)	(17,904)	(79,010)	(145,245)	(38,952)	(44,353)
Shares Reduced by Reverse Stock Split (Note P)	—	—	—	—	(1,473)	—

Net Increase (Decrease) from Shares Issued and Redeemed	(4,538)	(5,459)	1,541	5,388	25,682	45,551

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$228	$285	$17,386	$13,540	$2,297	$1,308

* Includes	$7,414 in capital contributions related to the liquidation of The Enhanced U.S. Large Company Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$26,885	$16,559	$37,162	$31,729	$65,265	$55,180
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	464,145	(373,304)	848	(60,672)	9,966	(38,804)
Futures	—	570	—	683	—	3,212
In-Kind Redemptions	56,505 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	929,717	602,920	406,078	253,827	767,061	375,912
Futures	—	—	—	(2)	—	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,477,252	246,745	444,088	225,565	842,292	395,499

Distributions From:
Net Investment Income:
Institutional Class Shares	(25,747)	(69,882)	(31,326)	(31,598)	(53,941)	(55,009)

Total Distributions	(25,747)	(69,882)	(31,326)	(31,598)	(53,941)	(55,009)

Capital Share Transactions (1):
Shares Issued	1,005,684	1,293,768 **	935,366	1,158,480	1,032,528	1,847,067
Shares Issued in Lieu of Cash Distributions	24,638	67,125	28,011	30,660	52,914	54,122
Shares Redeemed	(1,596,209)*	(1,372,042)	(468,313)	(714,086)	(687,751)	(938,382)

Net Increase (Decrease) from Capital Share Transactions	(565,887)	(11,149)	495,064	475,054	397,691	962,807

Total Increase (Decrease) in Net Assets	885,618	165,714	907,826	669,021	1,186,042	1,303,297
Net Assets
Beginning of Period	5,669,659	5,503,945	1,989,583	1,320,562	3,804,325	2,501,028

End of Period	$6,555,277	$5,669,659	$2,897,409	$1,989,583	$4,990,367	$3,804,325

(1) Shares Issued and Redeemed:
Shares Issued	48,187	72,979	97,948	160,998	110,280	258,455
Shares Issued in Lieu of Cash Distributions	1,272	4,580	3,032	4,155	5,795	7,485
Shares Redeemed	(78,455)	(94,264)	(49,368)	(101,230)	(73,302)	(135,979)

Net Increase (Decrease) from Shares Issued and Redeemed	(28,996)	(16,705)	51,612	63,923	42,773	129,961

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,668	$2,918	$6,193	$373	$11,980	$698

* See	Note M in the Notes to Financial Statements.
** Includes	$28,400 in capital contributions related to the liquidation of The U.S. Small Cap Value Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio		U.S. Micro Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$15,896	$14,733	$22,549	$10,818	$17,911	$10,509
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	11,302	(80,019)	186,403	(68,079)	246,080	(190,350)
Futures	—	407	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	260,530	173,818	519,280	284,014	507,946	168,490

Net Increase (Decrease) in Net Assets Resulting from Operations	287,728	108,939	728,232	226,753	771,937	(11,351)

Distributions From:
Net Investment Income:
Institutional Class Shares	(14,799)	(16,454)	(21,528)	(26,412)	(17,526)	(57,816)

Total Distributions	(14,799)	(16,454)	(21,528)	(26,412)	(17,526)	(57,816)

Capital Share Transactions (1):
Shares Issued	375,571	508,175	754,050	877,915 *	291,712	588,720 **
Shares Issued in Lieu of Cash Distributions	14,588	16,189	20,104	24,690	16,858	56,003
Shares Redeemed	(282,779)	(289,358)	(611,402)	(647,794)	(703,060)	(681,416)

Net Increase (Decrease) from Capital Share Transactions	107,380	235,006	162,752	254,811	(394,490)	(36,693)

Total Increase (Decrease) in Net Assets	380,309	327,491	869,456	455,152	359,921	(105,860)
Net Assets
Beginning of Period	1,178,114	850,623	2,522,001	2,066,849	2,818,365	2,924,225

End of Period	$1,558,423	$1,178,114	$3,391,457	$2,522,001	$3,178,286	$2,818,365

(1) Shares Issued and Redeemed:
Shares Issued	41,113	74,700	42,652	67,035	26,534	53,716
Shares Issued in Lieu of Cash Distributions	1,659	2,427	1,220	2,058	1,594	6,981
Shares Redeemed	(30,825)	(44,108)	(35,288)	(54,475)	(63,240)	(84,421)

Net Increase (Decrease) from Shares Issued and Redeemed	11,947	33,019	8,584	14,618	(35,112)	(23,724)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,968	$1,895	$4,657	$3,780	$3,227	$3,100

* Includes	$8,355 in capital contributions related to the liquidation of The U.S. Small Cap Series. See Organization note within the Notes to Financial Statements.
** Includes	$11,529 in capital contributions related to the liquidation of The U.S. Micro Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Real Estate Securities Portfolio		Large Cap International Portfolio		International Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$75,701	$69,730	$38,398	$36,172	$96,219	$77,941
Capital Gain Distributions Received from Investment Securities	3,056	16,169	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold	(57,195)	(106,626)	(16,990)	(150,602)	19,341	(83,575)
Futures	—	(1,065)	—	919	—	(2,556)
Foreign Currency Transactions	—	—	383	951	299	1,319
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	825,263	92,786	134,897	374,243	410,019	928,934
Futures	—	(10)	—	—	—	(15)
Translation of Foreign Currency Denominated Amounts	—	—	134	(64)	333	(108)

Net Increase (Decrease) in Net Assets Resulting from Operations	846,825	70,984	156,822	261,619	526,211	921,940

Distributions From:
Net Investment Income:
Institutional Class Shares	(70,908)	(95,934)	(40,390)	(32,286)	(83,173)	(77,469)

Total Distributions	(70,908)	(95,934)	(40,390)	(32,286)	(83,173)	(77,469)

Capital Share Transactions (1):
Shares Issued	469,431	760,871	380,265	380,682	1,275,823	1,709,907
Shares Issued in Lieu of Cash Distributions	68,782	93,552	39,047	31,081	79,558	75,441
Shares Redeemed	(643,137)	(557,875)	(283,409)	(483,605)	(631,272)	(911,026)

Net Increase (Decrease) from Capital Share Transactions	(104,924)	296,548	135,903	(71,842)	724,109	874,322

Total Increase (Decrease) in Net Assets	670,993	271,598	252,335	157,491	1,167,147	1,718,793
Net Assets
Beginning of Period	2,018,559	1,746,961	1,364,351	1,206,860	3,699,842	1,981,049

End of Period	$2,689,552	$2,018,559	$1,616,686	$1,364,351	$4,866,989	$3,699,842

(1) Shares Issued and Redeemed:
Shares Issued	25,336	61,585	20,917	26,226	128,031	227,407
Shares Issued in Lieu of Cash Distributions	3,862	7,388	2,285	2,085	8,624	9,039
Shares Redeemed	(34,560)	(45,050)	(15,664)	(34,086)	(63,215)	(123,941)

Net Increase (Decrease) from Shares Issued and Redeemed	(5,362)	23,923	7,538	(5,775)	73,440	112,505

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,994	$8,197	$3,984	$5,593	$16,165	$2,148

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio		Japanese Small Company Portfolio		Asia Pacific Small Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$90,630	$83,540	$1,730	$1,879	$3,468	$2,525
Net Realized Gain (Loss) on:
Investment Securities Sold	157,743	(110,040)	(12,297)	(14,110)	5,129	(8,877)
Futures	—	592	—	43	—	(89)
Foreign Currency Transactions	1,622	1,180	76	250	(4)	23
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	551,254	1,280,471	10,741	37,328	19,235	52,469
Futures	—	1	—	—	—	—
Translation of Foreign Currency Denominated Amounts	210	(297)	31	(61)	(12)	29

Net Increase (Decrease) in Net Assets Resulting from Operations	801,459	1,255,447	281	25,329	27,816	46,080

Distributions From:
Net Investment Income:
Institutional Class Shares	(84,604)	(81,118)	(1,845)	(2,426)	(3,162)	(2,724)

Total Distributions	(84,604)	(81,118)	(1,845)	(2,426)	(3,162)	(2,724)

Capital Share Transactions (1):
Shares Issued	1,099,327	890,444	11,290	18,298	28,331	18,265
Shares Issued in Lieu of Cash Distributions	80,737	77,147	1,609	2,219	2,788	2,398
Shares Redeemed	(655,189)	(956,429)	(10,460)	(62,735)	(26,115)	(26,210)

Net Increase (Decrease) from Capital Share Transactions	524,875	11,162	2,439	(42,218)	5,004	(5,547)

Total Increase (Decrease) in Net Assets	1,241,730	1,185,491	875	(19,315)	29,658	37,809
Net Assets
Beginning of Period	4,269,864	3,084,373	114,058	133,373	101,853	64,044

End of Period	$5,511,594	$4,269,864	$114,933	$114,058	$131,511	$101,853

(1) Shares Issued and Redeemed:
Shares Issued	75,592	81,822	793	1,589	1,254	1,318
Shares Issued in Lieu of Cash Distributions	5,955	6,961	116	174	135	196
Shares Redeemed	(45,123)	(89,990)	(742)	(4,937)	(1,206)	(2,055)

Net Increase (Decrease) from Shares Issued and Redeemed	36,424	(1,207)	167	(3,174)	183	(541)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$31,973	$13,949	$631	$665	$652	$246
See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio		Continental Small Company Portfolio		DFA International Real Estate Securities Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$693	$861	$1,996	$2,168	$51,453	$32,101
Net Realized Gain (Loss) on:
Investment Securities Sold	86	(2,247)	(5,002)	(7,421)	(52,532)	(36,531)
Futures	—	26	—	(137)	—	234
Foreign Currency Transactions	3	(10)	51	(49)	253	185
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,121	9,569	19,653	37,449	149,959	170,229
Futures	—	—	—	(1)	—	—
Translation of Foreign Currency Denominated Amounts	(1)	(6)	1	24	(8)	209

Net Increase (Decrease) in Net Assets Resulting from Operations	6,902	8,193	16,699	32,033	149,125	166,427

Distributions From:
Net Investment Income:
Institutional Class Shares	(694)	(658)	(1,863)	(2,087)	(78,863)	(11,227)

Total Distributions	(694)	(658)	(1,863)	(2,087)	(78,863)	(11,227)

Capital Share Transactions (1):
Shares Issued	2,343	4,137	15,385	14,850	236,837	331,853
Shares Issued in Lieu of Cash Distributions	537	556	1,577	1,874	78,275	11,113
Shares Redeemed	(3,200)	(10,248)	(14,618)	(29,732)	(169,149)	(150,317)

Net Increase (Decrease) from Capital Share Transactions	(320)	(5,555)	2,344	(13,008)	145,963	192,649

Total Increase (Decrease) in Net Assets	5,888	1,980	17,180	16,938	216,225	347,849
Net Assets
Beginning of Period	27,863	25,883	110,926	93,988	742,329	394,480

End of Period	$33,751	$27,863	$128,106	$110,926	$958,554	$742,329

(1) Shares Issued and Redeemed:
Shares Issued	115	288	1,040	1,344	48,350	82,981
Shares Issued in Lieu of Cash Distributions	27	36	118	148	16,761	3,104
Shares Redeemed	(155)	(733)	(978)	(2,868)	(35,159)	(38,756)

Net Increase (Decrease) from Shares Issued and Redeemed	(13)	(409)	180	(1,376)	29,952	47,329

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$203	$171	$597	$(12)	$(2,542)	$24,078

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$31,064	$7,504	$111,256	$118,909	$5,813	$4,181
Net Realized Gain (Loss) on:
Investment Securities Sold	(16,221)	(6,921)	198,099	(20,925)	5,866	(3,551)
Futures	—	—	—	(9,031)	—	(232)
Foreign Currency Transactions	—	—	2,837	(2,189)	77	(23)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	134,183	66,893	395,701	1,907,503	28,748	71,485
Futures	—	—	—	(28)	—	(1)
Translation of Foreign Currency Denominated Amounts	—	—	688	(469)	27	(11)

Net Increase (Decrease) in Net Assets Resulting from Operations	149,026	67,476	708,581	1,993,770	40,531	71,848

Distributions From:
Net Investment Income:
Institutional Class Shares	(30,870)	(2,346)	(101,689)	(105,935)	(5,380)	(3,671)
Net Short-Term Gains:
Institutional Class Shares	—	(24)	—	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(25,433)	—	—

Total Distributions	(30,870)	(2,370)	(101,689)	(131,368)	(5,380)	(3,671)

Capital Share Transactions (1):
Shares Issued	291,090	345,457	1,457,097	1,516,998	109,333	203,871
Shares Issued in Lieu of Cash Distributions	30,424	2,351	94,455	123,396	5,137	3,533
Shares Redeemed	(176,711)	(71,084)	(1,363,083)	(1,442,587)	(49,042)	(79,811)

Net Increase (Decrease) from Capital Share Transactions	144,803	276,724	188,469	197,807	65,428	127,593

Total Increase (Decrease) in Net Assets	262,959	341,830	795,361	2,060,209	100,579	195,770
Net Assets
Beginning of Period	432,502	90,672	6,859,957	4,799,748	262,544	66,774

End of Period	$695,461	$432,502	$7,655,318	$6,859,957	$363,123	$262,544

(1) Shares Issued and Redeemed:
Shares Issued	40,187	62,358	96,841	132,410	11,526	30,203
Shares Issued in Lieu of Cash Distributions	4,617	445	6,841	10,640	590	455
Shares Redeemed	(24,880)	(13,777)	(89,769)	(126,703)	(5,261)	(12,091)

Net Increase (Decrease) from Shares Issued and Redeemed	19,924	49,026	13,913	16,347	6,855	18,567

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$5,011	$4,918	$37,940	$10,232	$1,086	$715

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio		Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$37,045	$33,922	$23,479	$15,885
Net Realized Gain (Loss) on:
Investment Securities Sold	148,805	37,268	97,897	(15,114)
Futures	—	(2,712)	—	(630)
Foreign Currency Transactions	506	(28)	76 *	(178)
In-Kind Redemptions	—	17,805	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	317,270	592,684	373,644	522,143
Futures	—	(30)	—	(9)
Translation of Foreign Currency Denominated Amounts	(6)	196	(72)	168
Change in Deferred Thailand Capital Gains Tax	(2,143)	(1,264)	(2,963)	(785)

Net Increase (Decrease) in Net Assets Resulting from Operations	501,477	677,841	492,061	521,480

Distributions From:
Net Investment Income:
Institutional Class Shares	(34,414)	(33,127)	(22,294)	(16,832)
Net Short-Term Gains:
Institutional Class Shares	(2,485)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	(29,814)	(20,948)	—	—

Total Distributions	(66,713)	(54,075)	(22,294)	(16,832)

Capital Share Transactions (1):
Shares Issued	464,965	448,802	468,984	278,046
Shares Issued in Lieu of Cash Distributions	60,045	48,701	18,296	15,192
Shares Redeemed	(553,564)	(663,241)	(257,967)	(211,257)

Net Increase (Decrease) from Capital Share Transactions	(28,554)	(165,738)	229,313	81,981

Total Increase (Decrease) in Net Assets	406,210	458,028	699,080	586,629
Net Assets
Beginning of Period	1,966,288	1,508,260	1,133,958	547,329

End of Period	$2,372,498	$1,966,288	$1,833,038	$1,133,958

(1) Shares Issued and Redeemed:
Shares Issued	16,688	23,617	22,700	23,468
Shares Issued in Lieu of Cash Distributions	2,260	2,705	933	1,244
Shares Redeemed	(20,100)	(36,851)	(13,059)	(18,390)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,152)	(10,529)	10,574	6,322

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,270	$3,281	$3,213	$2,323

*	Net of foreign capital gain taxes withheld of $179.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Value Portfolio		Emerging Markets Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$125,933	$89,732	$51,443	$36,040
Net Realized Gain (Loss) on:
Investment Securities Sold	577,480	76,523	35,721	(25,567)
Futures	—	—	—	(873)
Foreign Currency Transactions	(3,090)*	—	(776)*	(297)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,724,116	2,867,814	789,087	981,322
Futures	—	—	—	(4)
Translation of Foreign Currency Denominated Amounts	2	—	(19)	33
Deferred Thailand Capital Gains Tax	(9,879)	—	(4,133)	(1,800)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,414,562	3,034,069	871,323	988,854

Distributions From:
Net Investment Income:
Class R2 Shares	(5,375)	(427)	—	—
Institutional Class Shares	(109,197)	(77,134)	(48,768)	(29,028)
Net Short-Term Gains:
Class R2 Shares	(513)	(76)	—	—
Institutional Class Shares	(65,356)	(36,974)	—	—
Net Long-Term Gains:
Class R2 Shares	(909)	(1,070)	—	—
Institutional Class Shares	(115,729)	(517,440)	—	—

Total Distributions	(297,079)	(633,121)	(48,768)	(29,028)

Capital Share Transactions (1):
Shares Issued	3,348,220	1,980,752	1,458,158	935,028
Shares Issued in Lieu of Cash Distributions	272,770	576,478	43,732	27,561
Shares Redeemed	(1,562,283)	(1,289,209)	(599,598)	(622,906)

Net Increase (Decrease) from Capital Share Transactions	2,058,707	1,268,021	902,292	339,683

Total Increase (Decrease) in Net Assets	4,176,190	3,668,969	1,724,847	1,299,509
Net Assets
Beginning of Period	7,406,348	3,737,379	2,455,035	1,155,526

End of Period	$11,582,538	$7,406,348	$4,179,882	$2,455,035

(1) Shares Issued and Redeemed:
Shares Issued	121,548	93,083	77,138	84,048
Shares Issued in Lieu of Cash Distributions	12,712	35,123	2,449	2,073
Shares Redeemed	(53,662)	(63,359)	(32,331)	(54,153)

Net Increase (Decrease) from Shares Issued and Redeemed	80,598	64,847	47,256	31,968

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,814	$12,574	$8,563	$6,664

*	Net of foreign capital gain taxes withheld of $1,720 and $982, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.48	$6.47	$10.91	$10.95	$9.82	$9.35	$15.81	$14.58	$24.44	$25.40	$21.93	$19.37

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.05	(A)	0.39	(A)	0.30	(A)	0.12	(A)	0.29	0.33	(A)	0.31	(A)	0.36	(A)	0.33	(A)	0.38	(A)	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	1.05	0.61	(3.74)	0.45	1.19	0.37	2.76	1.28	(8.83)	(0.43)	3.50	2.49

Total From Investment Operations	1.12	0.66	(3.35)	0.75	1.31	0.66	3.09	1.59	(8.47)	(0.10)	3.88	2.79
Less Distributions
Net Investment Income	(0.07)	(0.59)	(0.36)	(0.36)	(0.18)	(0.19)	(0.32)	(0.34)	(0.35)	(0.32)	(0.35)	(0.23)
Net Realized Gains	—	(0.06)	(0.73)	(0.43)	—	—	—	(0.02)	(1.04)	(0.54)	(0.06)	—

Total Distributions	(0.07)	(0.65)	(1.09)	(0.79)	(0.18)	(0.19)	(0.32)	(0.36)	(1.39)	(0.86)	(0.41)	(0.23)
Net Asset Value, End of Period	$7.53	$6.48	$6.47	$10.91	$10.95	$9.82	$18.58	$15.81	$14.58	$24.44	$25.40	$21.93

Total Return	17.40%	12.23%	(33.89	)%(C)	7.13%	13.52%	7.08%	19.72%	11.76%	(36.63	)%(C)	(0.49)%	17.97%	14.49%
Net Assets, End of Period (thousands)	$157,730	$165,231	$200,331	$337,050	$347,216	$313,543	$6,921,036	$5,863,652	$5,330,448	$7,535,552	$6,410,086	$4,046,083
Ratio of Expenses to Average Net Assets	0.26%	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.28%	0.30	%(D)	0.28	%(B)(D)	0.27	%(D)	0.28	%(D)	0.30	%(D)
Ratio of Net Investment Income to Average Net Assets	0.98%	0.86%	4.74	%(B)	2.67%	1.19%	3.11%	1.86%	2.26%	1.86	%(B)	1.28%	1.64%	1.48%
Portfolio Turnover Rate	78%	46	%*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Targeted Value Portfolio- Class R1 Shares†	U.S. Targeted Value Portfolio- Class R2 Shares†	U.S. Targeted Value Portfolio- Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 31, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period June 30, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.73	$10.92	$14.69	$11.74	$10.91	$13.94	$11.70	$10.84	$15.89	$18.69	$17.33	$17.09

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.12	(A)	0.13	(A)	0.05	(A)	0.10	(A)	0.05	(A)	0.09	(A)	0.12	(A)	0.18	(A)	0.20	(A)	0.21	(A)	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	3.07	0.87	(3.76)	3.07	0.88	(3.02)	3.06	0.88	(4.68)	(1.32)	2.84	1.59

Total From Investment Operations	3.14	0.99	(3.63)	3.12	0.98	(2.97)	3.15	1.00	(4.50)	(1.12)	3.05	1.91
Less Distributions
Net Investment Income	(0.12)	(0.18)	(0.14)	(0.10)	(0.15)	(0.06)	(0.09)	(0.14)	(0.15)	(0.20)	(0.25)	(0.23)
Net Realized Gains	—	—	—	—	—	—	—	—	(0.40)	(1.48)	(1.44)	(1.44)

Total Distributions	(0.12)	(0.18)	(0.14)	(0.10)	(0.15)	(0.06)	(0.09)	(0.14)	(0.55)	(1.68)	(1.69)	(1.67)
Net Asset Value, End of Period	$14.75	$11.73	$10.92	$14.76	$11.74	$10.91	$14.76	$11.70	$10.84	$15.89	$18.69	$17.33

Total Return	26.93%	9.36%	(24.96	)%(C)	26.66%	9.23%	(21.40	)%(C)	27.02%	9.47%	(29.27	)%(C)	(6.59)%	19.48%	12.17%
Net Assets, End of Period (thousands)	$41,316	$31,393	$25,599	$5,967	$2,930	$1,715	$2,223,982	$1,449,437	$855,448	$554,805	$215,338	$172,595
Ratio of Expenses to Average Net Assets	0.49%	0.52%	0.50	%(B)(E)	0.64%	0.67%	0.66	%(B)(E)	0.38%	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)
Ratio of Net Investment Income to Average Net Assets	0.59%	1.12%	1.24	%(B)(E)	0.44%	0.91%	1.35	%(B)(E)	0.69%	1.19%	1.39	%(B)	1.12%	1.19%	1.91%
Portfolio Turnover Rate	20%	17%	20	%(C)	20%	17%	20	%(C)	20%	17%	20	%(C)	9	%(C)*	N/A	N/A

*	For the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.
** Represents	the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.
† All	per share amounts and net assets values have been adjusted as a result of the reverse stock split on November 19, 2010. (Note P)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Small Cap Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.69	$16.32	$26.49	$31.59	$28.74	$27.71

Income From Investment Operations
Net Investment Income (Loss)	0.09	(A)	0.04	(A)	0.18	(A)	0.30	(A)	0.28	(A)	0.29
Net Gains (Losses) on Securities (Realized and Unrealized)	4.79	1.54	(7.86)	(2.72)	5.06	2.66

Total From Investment Operations	4.88	1.58	(7.68)	(2.42)	5.34	2.95
Less Distributions
Net Investment Income	(0.08)	(0.21)	(0.22)	(0.28)	(0.23)	(0.26)
Net Realized Gains	—	—	(2.27)	(2.40)	(2.26)	(1.66)

Total Distributions	(0.08)	(0.21)	(2.49)	(2.68)	(2.49)	(1.92)
Net Asset Value, End of Period	$22.49	$17.69	$16.32	$26.49	$31.59	$28.74

Total Return	27.69%	9.97%	(31.80	)%(C)	(8.41)%	20.29%	11.32%
Net Assets, End of Period (thousands)	$6,555,277	$5,669,659	$5,503,945	$8,802,846	$8,738,278	$6,924,234
Ratio of Expenses to Average Net Assets	0.52%	0.54	%**	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.27%	0.86	%(B)	0.98%	0.94%	1.04%
Portfolio Turnover Rate	19%	21	%*	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$8.54	$7.81	$11.83	$11.50	$10.22	$10.00	$8.39	$7.73	$11.77	$11.65	$10.24	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.15	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03	0.14	(A)	0.14	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	1.61	0.73	(4.03)	0.35	1.28	0.19	1.64	0.66	(4.04)	0.13	1.40	0.21

Total From Investment Operations	1.76	0.88	(3.86)	0.54	1.45	0.22	1.78	0.80	(3.87)	0.32	1.57	0.24
Less Distributions
Net Investment Income	(0.12)	(0.15)	(0.16)	(0.18)	(0.17)	—	(0.11)	(0.14)	(0.17)	(0.17)	(0.16)	—
Net Realized Gains	—	—	—	(0.03)	—	—	—	—	—	(0.03)	—	—

Total Distributions	(0.12)	(0.15)	(0.16)	(0.21)	(0.17)	—	(0.11)	(0.14)	(0.17)	(0.20)	(0.16)	—
Net Asset Value, End of Period	$10.18	$8.54	$7.81	$11.83	$11.50	$10.22	$10.06	$8.39	$7.73	$11.77	$11.65	$10.24

Total Return	20.80%	11.64%	(32.85	)%(C)	4.68%	14.35%	2.20	%(C)	21.41%	10.66%	(33.16	)%(C)	2.78%	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$2,897,409	$1,989,583	$1,320,562	$1,210,031	$652,270	$123,591	$4,990,367	$3,804,325	$2,501,028	$2,939,420	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.20%	0.22%	0.20	%(B)	0.20%	0.23%	0.23	%(B)(E)	0.23%	0.24%	0.23	%(B)	0.23%	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.20%	0.22%	0.20	%(B)	0.20%	0.23%	0.37	%(B)(E)	0.23%	0.24%	0.23	%(B)	0.23%	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.53%	2.02%	1.78	%(B)	1.53%	1.52%	1.85	%(B)(E)	1.47%	1.89%	1.77	%(B)	1.55%	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	4%	7%	5	%(C)	10%	6%	0	%(C)	7%	4%	8	%(C)	7%	5%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Vector Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Period Dec. 30, 2005(a) to Nov. 30, 2006
Net Asset Value, Beginning of Period	$8.03	$7.48	$11.38		$11.79	$10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.10	0.11	0.15		0.16	0.13
Net Gains (Losses) on Securities (Realized and Unrealized)	1.79	0.57	(3.89)		(0.25)	1.73

Total From Investment Operations	1.89	0.68	(3.74)		(0.09)	1.86
Less Distributions
Net Investment Income	(0.10)	(0.13)	(0.16)		(0.14)	(0.07)
Net Realized Gains	—	—	—		(0.18)	—

Total Distributions	(0.10)	(0.13)	(0.16)		(0.32)	(0.07)
Net Asset Value, End of Period	$9.82	$8.03	$7.48		$11.38	$11.79

Total Return	23.65%	9.47%	(33.29	)%(C)	(0.87)%	18.65	%(C)
Net Assets, End of Period (thousands)	$1,558,423	$1,178,114	$850,623		$959,742	$403,312
Ratio of Expenses to Average Net Assets	0.33%	0.35%	0.34	%(B)	0.34%	0.36	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.33%	0.35%	0.34	%(B)	0.33%	0.39	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.13%	1.60%	1.66	%(B)	1.29%	1.24	%(B)(E)
Portfolio Turnover Rate	11%	11%	11	%(C)	14%	24	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$14.89	$13.35	$20.64	$22.46	$20.75	$19.13	$9.57	$9.19	$14.80	$16.83	$15.91	$15.06

Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.06	(A)	0.14	(A)	0.21	(A)	0.17	(A)	0.15	0.06	(A)	0.03	(A)	0.10	(A)	0.14	(A)	0.10	(A)	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	4.17	1.65	(6.08)	(0.66)	2.84	1.75	2.68	0.54	(4.32)	(0.69)	2.04	1.43

Total From Investment Operations	4.30	1.71	(5.94)	(0.45)	3.01	1.90	2.74	0.57	(4.22)	(0.55)	2.14	1.50
Less Distributions
Net Investment Income	(0.13)	(0.17)	(0.17)	(0.21)	(0.13)	(0.13)	(0.06)	(0.19)	(0.13)	(0.13)	(0.08)	(0.06)
Net Realized Gains	—	—	(1.18)	(1.16)	(1.17)	(0.15)	—	—	(1.26)	(1.35)	(1.14)	(0.59)

Total Distributions	(0.13)	(0.17)	(1.35)	(1.37)	(1.30)	(0.28)	(0.06)	(0.19)	(1.39)	(1.48)	(1.22)	(0.65)
Net Asset Value, End of Period	$19.06	$14.89	$13.35	$20.64	$22.46	$20.75	$12.25	$9.57	$9.19	$14.80	$16.83	$15.91

Total Return	28.99%	13.08%	(30.67	)%(C)	(2.17)%	15.49%	10.04%	28.77%	6.61%	(31.33	)%(C)	(3.63)%	14.52%	10.33%
Net Assets, End of Period (thousands)	$3,391,457	$2,522,001	$2,066,849	$3,285,093	$3,297,199	$2,641,670	$3,178,286	$2,818,365	$2,924,225	$4,700,371	$4,824,003	$3,949,511
Ratio of Expenses to Average Net Assets	0.37%	0.40	%**	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.52%	0.54	%**	0.53	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.50%	0.86	%(B)	0.95%	0.82%	0.78%	0.58%	0.38%	0.91	%(B)	0.89%	0.64%	0.48%
Portfolio Turnover Rate	19%	17	%*	N/A	N/A	N/A	N/A	9%	12	%*	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$15.29	$16.16	$27.20	$33.80	$25.75	$23.02	$18.02	$14.81	$27.18	$23.60	$19.00	$17.31

Income From Investment Operations
Net Investment Income (Loss)	0.58	(A)	0.58	(A)	0.64	(A)	0.62	(A)	0.64	(A)	0.82	0.48	(A)	0.48	(A)	0.68	(A)	0.68	(A)	0.55	(A)	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	5.92	(0.62)	(9.28)	(5.64)	8.84	3.33	1.43	3.16	(12.06)	3.57	4.68	1.72

Total From Investment Operations	6.50	(0.04)	(8.64)	(5.02)	9.48	4.15	1.91	3.64	(11.38)	4.25	5.23	2.16
Less Distributions
Net Investment Income	(0.55)	(0.83)	(0.30)	(0.70)	(1.02)	(0.86)	(0.51)	(0.43)	(0.64)	(0.67)	(0.63)	(0.47)
Net Realized Gains.	—	—	(2.10)	(0.88)	(0.41)	(0.56)	—	—	(0.35)	—	—	—

Total Distributions	(0.55)	(0.83)	(2.40)	(1.58)	(1.43)	(1.42)	(0.51)	(0.43)	(0.99)	(0.67)	(0.63)	(0.47)
Net Asset Value, End of Period	$21.24	$15.29	$16.16	$27.20	$33.80	$25.75	$19.42	$18.02	$14.81	$27.18	$23.60	$19.00

Total Return	43.21%	0.98%	(34.46	)%(C)	(15.45)%	38.23%	18.81%	10.99%	25.20%	(43.14	)%(C)	18.18%	28.00%	12.73%
Net Assets, End of Period (thousands)	$2,689,552	$2,018,559	$1,746,961	$2,671,457	$2,837,026	$1,836,650	$1,616,686	$1,364,351	$1,206,860	$2,224,180	$1,673,239	$1,125,455
Ratio of Expenses to Average Net Assets	0.33%	0.36%	0.33	%(B)	0.33%	0.33%	0.37%	0.30%	0.32%	0.29	%(B)	0.29%	0.29%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.13%	4.54%	3.01	%(B)	1.99%	2.25%	3.11%	2.65%	3.14%	3.18	%(B)	2.62%	2.56%	2.41%
Portfolio Turnover Rate	2%	2%	13	%(C)	17%	10%	3%	7%	12%	12	%(C)	5%	4%	4%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$9.79	$7.46	$14.35		$12.82	$10.07	$10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.23	0.23	0.37		0.35	0.28	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.96	2.32	(6.76)		1.54	2.71	0.03

Total From Investment Operations	1.19	2.55	(6.39)		1.89	2.99	0.07
Less Distributions
Net Investment Income	(0.20)	(0.22)	(0.35)		(0.32)	(0.24)	—
Net Realized Gains	—	—	(0.15)		(0.04)	—	—

Total Distributions	(0.20)	(0.22)	(0.50)		(0.36)	(0.24)	—
Net Asset Value, End of Period	$10.78	$9.79	$7.46		$14.35	$12.82	$10.07

Total Return	12.48%	34.81%	(45.76	)%(C)	14.83%	30.06%	0.70	%(C)
Net Assets, End of Period (thousands)	$4,866,989	$3,699,842	$1,981,049		$2,342,187	$851,077	$121,249
Ratio of Expenses to Average Net Assets	0.40%	0.41%	0.41	%(B)	0.41%	0.48%	0.49	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.40%	0.41%	0.41	%(B)	0.41%	0.46%	0.90	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.31%	2.84%	3.39	%(B)	2.49%	2.35%	1.89	%(B)(E)
Portfolio Turnover Rate	2%	5%	4	%(C)	4%	2%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Small Company Portfolio							Japanese Small Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$13.99	$10.07	$20.80		$19.43	$16.19	$14.12	$14.32	$11.97	$16.75		$17.23	$17.97	$13.99

Income From Investment Operations
Net Investment Income (Loss)(A)	0.28	0.28	0.44		0.43	0.36	0.31	0.22	0.22	0.29		0.27	0.22	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	2.13	3.91	(9.55)		2.07	4.02	2.38	(0.18)	2.39	(4.78)		(0.52)	(0.73)	4.00

Total From Investment Operations	2.41	4.19	(9.11)		2.50	4.38	2.69	0.04	2.61	(4.49)		(0.25)	(0.51)	4.16
Less Distributions
Net Investment Income	(0.26)	(0.27)	(0.45)		(0.46)	(0.36)	(0.29)	(0.23)	(0.26)	(0.29)		(0.23)	(0.23)	(0.18)
Net Realized Gains	—	—	(1.17)		(0.67)	(0.78)	(0.33)	—	—	—		—	—	—

Total Distributions	(0.26)	(0.27)	(1.62)		(1.13)	(1.14)	(0.62)	(0.23)	(0.26)	(0.29)		(0.23)	(0.23)	(0.18)
Net Asset Value, End of Period	$16.14	$13.99	$10.07		$20.80	$19.43	$16.19	$14.13	$14.32	$11.97		$16.75	$17.23	$17.97

Total Return	17.61%	42.34%	(47.13	)%(C)	13.29%	28.51%	19.74%	0.33%	22.08%	(27.16	)%(C)	(1.51)%	(2.94)%	30.13%
Net Assets, End of Period (thousands)	$5,511,594	$4,269,864	$3,084,373		$5,597,209	$4,546,071	$2,725,231	$114,933	$114,058	$133,373		$199,080	$168,957	$169,995
Ratio of Expenses to Average Net Assets (D)	0.56%	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.57%	0.59%	0.58	%(B)	0.56%	0.61%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.56%	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.57%	0.59%	0.58	%(B)	0.56%	0.58%	0.68%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.48%	2.90	%(B)	2.03%	2.04%	2.05%	1.52%	1.68%	2.18	%(B)	1.51%	1.19%	1.03%
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$20.59	$11.67	$28.73	$20.26	$15.28	$14.54	$19.83	$14.27	$31.29	$32.97	$24.65	$23.47

Income From Investment Operations
Net Investment Income (Loss)	0.69	(A)	0.50	(A)	0.83	(A)	0.79	(A)	0.64	(A)	0.70	0.50	(A)	0.55	(A)	0.77	(A)	0.78	(A)	0.61	(A)	0.64	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.99	8.95	(17.04)	8.43	4.92	0.54	4.41	5.44	(15.84)	(0.08)	9.61	2.15

Total From Investment Operations	5.68	9.45	(16.21)	9.22	5.56	1.24	4.91	5.99	(15.07)	0.70	10.22	2.79
Less Distributions
Net Investment Income	(0.63)	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.50)	(0.43)	(0.72)	(1.03)	(0.68)	(0.59)
Net Realized Gains	—	—	—	—	—	—	—	—	(1.22)	(1.35)	(1.22)	(1.02)
Return of Capital	—	—	—	—	—	—	—	—	(0.01)	—	—	—

Total Distributions	(0.63)	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.50)	(0.43)	(1.95)	(2.38)	(1.90)	(1.61)
Net Asset Value, End of Period	$25.64	$20.59	$11.67	$28.73	$20.26	$15.28	$24.24	$19.83	$14.27	$31.29	$32.97	$24.65

Total Return	28.36%	84.11%	(57.94	)%(C)	46.55%	37.52%	8.81%	25.37%	42.81%	(50.97	)%(C)	1.94%	44.15%	12.35%
Net Assets, End of Period (thousands)	$131,511	$101,853	$64,044	$146,307	$71,537	$38,927	$33,751	$27,863	$25,883	$37,139	$31,808	$20,578
Ratio of Expenses to Average Net Assets(D)	0.63%	0.65%	0.62	%(B)	0.62%	0.64%	0.74%	0.60%	0.61%	0.59	%(B)	0.59%	0.60%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.61%	0.65%	0.61	%(B)	0.59%	0.64%	0.86%	0.64%	0.70%	0.65	%(B)	0.62%	0.67%	0.89%
Ratio of Net Investment Income to Average Net Assets	3.14%	3.53%	3.85	%(B)	3.13%	3.68%	3.89%	2.39%	3.62%	3.41	%(B)	2.28%	2.20%	2.70%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$15.02	$10.73	$22.95	$20.47	$15.78	$14.12	$5.24	$4.18	$9.35	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.28	(A)	0.52	(A)	0.40	(A)	0.31	(A)	0.21	0.31	(A)	0.26	(A)	0.34	(A)	0.23	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.89	4.29	(11.32)	3.00	6.28	2.28	0.58	0.91	(5.08)	(0.76)

Total From Investment Operations	2.16	4.57	(10.80)	3.40	6.59	2.49	0.89	1.17	(4.74)	(0.53)
Less Distributions
Net Investment Income	(0.25)	(0.28)	(0.45)	(0.38)	(0.34)	(0.30)	(0.55)	(0.11)	(0.43)	(0.12)
Net Realized Gains	—	—	(0.96)	(0.54)	(1.56)	(0.53)	—	—	—	—
Return of Capital	—	—	(0.01)	—	—	—	—	—	—	—

Total Distributions	(0.25)	(0.28)	(1.42)	(0.92)	(1.90)	(0.83)	(0.55)	(0.11)	(0.43)	(0.12)
Net Asset Value, End of Period	$16.93	$15.02	$10.73	$22.95	$20.47	$15.78	$5.58	$5.24	$4.18	$9.35

Total Return	14.85%	43.12%	(49.89	)%(C)	16.99%	46.33%	18.42%	18.96%	29.25%	(52.85	)%(C)	(5.38	)%(C)
Net Assets, End of Period (thousands)	$128,106	$110,926	$93,988	$170,909	$90,261	$52,061	$958,554	$742,329	$394,480	$336,840
Ratio of Expenses to Average Net Assets	0.59	%(D)	0.62	%(D)	0.59	%(B)(D)	0.61	%(D)	0.62	%(D)	0.71	%(D)	0.41%	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.59	%(D)	0.61	%(D)	0.59	%(B)(D)	0.57	%(D)	0.61	%(D)	0.78	%(D)	0.41%	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78	%(D)	2.39%	3.04	%(B)	1.70%	1.78%	1.77%	6.42%	6.40%	5.20	%(B)	3.50	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	N/A	6%	5%	1	%(C)	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Real Estate Securities Portfolio						DFA International Small Cap Value Portfolio
	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period June 4, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.75		$6.04		$10.00		$14.92	$10.82	$22.05		$21.71	$17.57	$15.16

Income From Investment Operations
Net Investment Income (Loss)(A)	0.40		0.19		—		0.24	0.26	0.52		0.46	0.36	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	1.60		0.62		(3.96)		1.22	4.14	(9.60)		1.66	4.95	2.77

Total From Investment Operations	2.00		0.81		(3.96)		1.46	4.40	(9.08)		2.12	5.31	3.17
Less Distributions
Net Investment Income	(0.47)		(0.10)		—		(0.22)	(0.24)	(0.58)		(0.53)	(0.38)	(0.36)
Net Realized Gains	—		—		—		—	(0.06)	(1.57)		(1.25)	(0.79)	(0.40)

Total Distributions	(0.47)		(0.10)		—		(0.22)	(0.30)	(2.15)		(1.78)	(1.17)	(0.76)
Net Asset Value, End of Period	$8.28		$6.75		$6.04		$16.16	$14.92	$10.82		$22.05	$21.71	$17.57

Total Return	31.38%		13.81%		(39.60	)%(C)	10.01%	41.42%	(45.17	)%(C)	10.25%	31.73%	21.75%
Net Assets, End of Period (thousands)	$695,461		$432,502		$90,672		$7,655,318	$6,859,957	$4,799,748		$8,180,859	$6,733,067	$4,128,428
Ratio of Expenses to Average Net Assets	0.41	%(D)	0.47	%(D)	0.54	%(B)(D)(E)	0.70%	0.71%	0.69	%(B)	0.69%	0.70%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.73	%(D)	0.79	%(D)	0.86	%(B)(D)(E)	0.70%	0.71%	0.69	%(B)	0.69%	0.70%	0.75%
Ratio of Net Investment Income to Average Net Assets	5.59%		3.40%		(0.04	)%(B)(E)	1.57%	2.19%	3.22	%(B)	2.03%	1.85%	2.44%
Portfolio Turnover Rate	N/A		N/A		N/A		18%	22%	16	%(C)	18%	14%	13%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Vector Equity Portfolio				Emerging Markets Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period August 14, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$9.22	$6.74	$10.00		$25.23		$17.05		$35.23		$25.40		$19.89		$15.61

Income From Investment Operations
Net Investment Income (Loss) (A)	0.18	0.17	0.06		0.48		0.42		0.70		0.64		0.48		0.58
Net Gains (Losses) on Securities (Realized and Unrealized)	1.05	2.46	(3.32)		6.07		8.42		(16.85)		9.88		5.61		4.13

Total From Investment Operations	1.23	2.63	(3.26)		6.55		8.84		(16.15)		10.52		6.09		4.71
Less Distributions
Net Investment Income	(0.17)	(0.15)	—		(0.46)		(0.41)		(0.69)		(0.53)		(0.58)		(0.43)
Net Realized Gains	—	—	—		(0.42)		(0.25)		(1.34)		(0.16)		—		—

Total Distributions	(0.17)	(0.15)	—		(0.88)		(0.66)		(2.03)		(0.69)		(0.58)		(0.43)
Net Asset Value, End of Period	$10.28	$9.22	$6.74		$30.90		$25.23		$17.05		$35.23		$25.40		$19.89

Total Return	13.62%	39.52%	(32.60	)%(C)	26.53%		53.39%		(48.37	)%(C)	42.08%		31.31%		30.65%
Net Assets, End of Period (thousands)	$363,123	$262,544	$66,774		$2,372,498		$1,966,288		$1,508,260		$3,388,442		$2,344,990		$1,805,186
Ratio of Expenses to Average Net Assets	0.54%	0.60%	0.60	%(B)(E)	0.60	%(D)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.53%	0.59%	1.15	%(B)(E)	0.60	%(D)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)
Ratio of Net Investment Income to Average Net Assets	1.91%	2.31%	3.01	%(B)(E)	1.76%		2.15%		2.59	%(B)	2.12%		2.13%		3.28%
Portfolio Turnover Rate	5%	8%	0	%(C)	N/A		N/A		N/A		N/A		N/A		N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.45	$9.33	$23.74		$17.96	$13.37	$11.44

Income From Investment Operations
Net Investment Income (Loss)(A)	0.34	0.26	0.44		0.31	0.30	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	6.79	8.14	(12.95)		6.86	4.86	2.37

Total From Investment Operations	7.13	8.40	(12.51)		7.17	5.16	2.64
Less Distributions
Net Investment Income	(0.32)	(0.28)	(0.41)		(0.26)	(0.26)	(0.22)
Net Realized Gains	—	—	(1.49)		(1.13)	(0.31)	(0.49)

Total Distributions	(0.32)	(0.28)	(1.90)		(1.39)	(0.57)	(0.71)
Net Asset Value, End of Period	$24.26	$17.45	$9.33		$23.74	$17.96	$13.37

Total Return	41.33%	91.35%	(57.00	)%(C)	42.58%	39.95%	24.27%
Net Assets, End of Period (thousands)	$1,833,038	$1,133,958	$547,329		$1,458,152	$838,948	$482,378
Ratio of Expenses to Average Net Assets(D)	0.78%	0.80%	0.77	%(B)	0.78%	0.81%	0.97%
Ratio of Net Investment Income to Average Net Assets	1.70%	2.05%	2.61	%(B)	1.48%	1.92%	2.21%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Emerging Markets Value Portfolio-Class R2 Shares	Emerging Markets Value Portfolio-Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 29, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$2.50	$4.56	$10.00	$28.90	$19.36	$45.85	$31.26	$22.86	$17.93

Income from Investment Operations
Net Investment Income (Loss)	0.03	(A)	0.03	(A)	0.21	(A)	0.45	(A)	0.38	(A)	0.98	(A)	0.78	(A)	0.60	(A)	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	0.49	1.14	(4.93)	8.01	12.41	(25.48)	14.82	8.65	4.96

Total from Investment Operations	0.52	1.17	(4.72)	8.46	12.79	(24.50)	15.60	9.25	5.46
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.72)	(0.39)	(0.34)	(1.00)	(0.63)	(0.60)	(0.44)
Net Realized Gains	(0.70)	(2.91)	—	(0.70)	(2.91)	(0.99)	(0.38)	(0.25)	(0.09)

Total Distributions	(1.08)	(3.23)	(0.72)	(1.09)	(3.25)	(1.99)	(1.01)	(0.85)	(0.53)
Net Asset Value, End of Period	$1.94	$2.50	$4.56	$36.27	$28.90	$19.36	$45.85	$31.26	$22.86

Total Return	29.71%	78.29%	(50.51	)%(C)	30.04%	78.59%	(55.65	)%(C)	50.98%	41.55%	31.06%
Net Assets, End of Period (thousands)	$39,668	$5,082	$1,799	$11,542,870	$7,401,266	$3,735,580	$7,485,802	$4,283,696	$2,077,480
Ratio of Expenses to Average Net Assets (D)	0.86%	0.90%	0.92	%(B)(E)	0.60%	0.62%	0.60	%(B)	0.60%	0.63%	0.70%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.39%	3.35	%(B)(E)	1.40%	1.76%	2.82	%(B)	2.00%	2.22%	2.45%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Emerging Markets Core Equity Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$16.49	$9.88	$21.20	$15.13	$11.54	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.30	(A)	0.25	(A)	0.43	(A)	0.35	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	4.81	6.56	(11.27)	6.10	3.54	1.51

Total From Investment Operations	5.11	6.81	(10.84)	6.45	3.81	1.61
Less Distributions
Net Investment Income	(0.29)	(0.20)	(0.40)	(0.32)	(0.22)	(0.07)
Net Realized Gains	—	—	(0.08)	(0.06)	—	—

Total Distributions	(0.29)	(0.20)	(0.48)	(0.38)	(0.22)	(0.07)
Net Asset Value, End of Period	$21.31	$16.49	$9.88	$21.20	$15.13	$11.54

Total Return	31.30%	69.47%	(51.93	)%(C)	43.20%	33.39%	16.12	%(C)
Net Assets, End of Period (thousands)	$4,179,882	$2,455,035	$1,155,526	$1,829,466	$822,136	$218,563
Ratio of Expenses to Average Net Assets	0.65%	0.67%	0.65	%(B)	0.65%	0.74%	1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.65%	0.67%	0.65	%(B)	0.65%	0.72%	1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.63%	2.03%	2.62	%(B)	1.87%	2.02%	1.79	%(B)(E)
Portfolio Turnover Rate	4%	6%	3	%(C)	2%	6%	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors.The Fund consists of fifty-eight operational portfolios, of which twenty-five (the “Portfolios”) are included in this report and the remaining thirty-three are presented in separate reports.

Of the Portfolios, eight invest in one or more series of The DFA Investment Trust Company, one invests in the Dimensional Emerging Markets Value Fund, and the DFA Global Real Estate Securities Portfolio invests in two portfolios of the DFA Investment Dimensions Group Inc.

Feeder Funds	Master Funds	Percentage Ownership at 10/31/10
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	79%
Japanese Small Company Portfolio	The Japanese Small Company Series	9%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	14%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	3%
Continental Small Company Portfolio	The Continental Small Company Series	6%
Emerging Markets Portfolio	The Emerging Markets Series	94%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	97%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	97%

Fund of Funds
International Small Company Portfolio	The Japanese Small Company Series	91%
	The Asia Pacific Small Company Series	86%
	The United Kingdom Small Company Series	97%
	The Continental Small Company Series	94%
	The Canadian Small Company Series	100%
DFA Global Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio	14%
	DFA International Real Estate Securities Portfolio	32%

Each feeder fund and fund of funds (collectively, “Feeder Funds) invests primarily in a corresponding master fund(s) (“Master Fund”) as indicated. International Small Company Portfolio and DFA Global Real Estate Securities Portfolio also invest in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Prior to March 30, 2007, U.S.Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, U.S. Targeted Value Portfolio received its pro-rata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

On January 29, 2008, Class R2 shares of Emerging Markets Value Portfolio commenced operations. On January 31, 2008, Class R1 Shares and on June 30, 2008, Class R2 Shares of U.S. Targeted Value Portfolio commenced operations. The Class R1 Shares and Class R2 Shares of each Portfolio of the Fund (except U.S. Small Cap Value Portfolio, U.S. Micro Cap Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Small Cap Portfolio), contained in this report, had not commenced operations as of October 31, 2010. Class R1 and Class R2 Shares of each Portfolio have 100,000,000 authorized shares.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

Effective February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio invest directly in securities rather than through a Master Fund. See Federal Income Taxes note for more information regarding these transactions.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure, elected with the consent of its Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the “Domestic Equity Portfolios”) and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities

Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Debt Securities held by Enhanced U.S. Large Company Portfolio, (the “Fixed Income Portfolio”), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are classified as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Master Fund shares held by International Small Company Portfolio and DFA Global Real Estate Securities Portfolio are valued at their respective daily net asset value. The Feeder Funds’ investments reflect proportionate interest in the net assets of their corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of Enhanced U.S. Large Company Portfolio and the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. Enhanced U.S. Large Company Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, Enhanced U.S. Large Company Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the

Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Emerging Markets Core Equity Portfolio’s investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio each accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor and Administrator:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to all Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

For the year ended October 31, 2010, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.05%
U.S. Targeted Value Portfolio*	0.10%

U.S. Small Cap Value Portfolio*	0.20%
U.S. Core Equity 1 Portfolio	0.17%
U.S. Core Equity 2 Portfolio	0.20%
U.S. Vector Equity Portfolio	0.30%
U.S. Small Cap Portfolio*	0.03%
U.S. Micro Cap Portfolio*	0.10%
DFA Real Estate Securities Portfolio	0.30%
Large Cap International Portfolio	0.25%
International Core Equity Portfolio	0.35%
DFA International Real Estate Securities Portfolio	0.35%
DFA Global Real Estate Securities Portfolio	0.35%
DFA International Small Cap Value Portfolio	0.65%
International Vector Equity Portfolio	0.45%
Emerging Markets Core Equity Portfolio	0.55%

For the year ended October 31, 2010, the Feeder Funds’ and Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Targeted Value Portfolio*	0.25%
U.S. Small Cap Value Portfolio*	0.30%
U.S. Small Cap Portfolio*	0.32%
U.S. Micro Cap Portfolio*	0.40%
International Small Company Portfolio	0.40%
Japanese Small Company Portfolio	0.40%
Asia Pacific Small Company Portfolio	0.40%
United Kingdom Small Company Portfolio	0.40%
Continental Small Company Portfolio	0.40%
Emerging Markets Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%
Emerging Markets Value Portfolio	0.40%

* Effective March 30, 2007, U.S. Targeted Value Portfolio, and on February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio no longer invest substantially all of their assets in their respective Series. Instead, the Portfolios’ assets are managed directly in accordance with the Portfolios’ investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolios, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolios are identical to the advisory fee that was charged to the Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the

Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (2)	0.23%	—	—
U.S. Core Equity 2 Portfolio (2)	0.26%	—	—
U.S. Vector Equity Portfolio (2)	0.36%	—	—
International Core Equity Portfolio (2)	0.49%	—	—
International Small Company Portfolio (3)	0.45%	—	—
Japanese Small Company Portfolio (3)	0.47%	—	—
Asia Pacific Small Company Portfolio (3)	0.47%	$25	—
United Kingdom Small Company Portfolio (3)	0.47%	—	$ 56
Continental Small Company Portfolio (3)	0.47%	—	—
DFA International Real Estate Securities Portfolio (2)	0.65%	—	—
DFA Global Real Estate Securities Portfolio (4)	0.55%	—	2,580
International Vector Equity Portfolio (2)	0.60%	28	—
Emerging Markets Core Equity Portfolio (2)	0.85%	—	—

Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—

Class R2 Shares
U.S. Targeted Value Portfolio (6)	0.77%	—	—
Emerging Markets Value Portfolio (7)	0.96%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolios Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s other direct expenses (for International Small Company, not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of a Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above. The Advisor has voluntarily agreed to waive all or a portion of its advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio’s average net assets on an annualized basis.

(5) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R1 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R2 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R2 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(7) The Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding administration fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$5
U.S. Large Cap Value Portfolio	168
U.S. Targeted Value Portfolio	40
U.S. Small Cap Value Portfolio	165
U.S. Core Equity 1 Portfolio	54
U.S. Core Equity 2 Portfolio	100
U.S. Vector Equity Portfolio	32
U.S. Small Cap Portfolio	71
U.S. Micro Cap Portfolio	84
DFA Real Estate Securities Portfolio	53
Large Cap International Portfolio	38
International Core Equity Portfolio	94
International Small Company Portfolio	113
Japanese Small Company Portfolio	4
Asia Pacific Small Company Portfolio	2
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	3
DFA International Real Estate Securities Portfolio	17
DFA Global Real Estate Securities Portfolio	8
DFA International Small Cap Value Portfolio	181
International Vector Equity Portfolio	6
Emerging Markets Portfolio	53
Emerging Markets Small Cap Portfolio	27
Emerging Markets Value Portfolio	179
Emerging Markets Core Equity Portfolio	62

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$23,295	$15,906	$96,586	$85,229
U.S. Targeted Value Portfolio	—	—	743,256	385,651
U.S. Small Cap Value Portfolio	—	—	1,179,085	1,604,481
U.S. Core Equity 1 Portfolio	—	—	500,472	104,767
U.S. Core Equity 2 Portfolio	—	—	679,494	291,591
U.S. Vector Equity Portfolio	—	—	249,878	147,332
U.S. Small Cap Portfolio	—	—	721,110	569,730
U.S. Micro Cap Portfolio	—	—	272,933	670,280
DFA Real Estate Securities Portfolio	—	—	55,110	134,927
Large Cap International Portfolio	—	—	226,664	94,622
International Core Equity Portfolio	—	—	816,395	79,373
DFA International Real Estate Securities Portfolio	—	—	157,052	46,998
DFA International Small Cap Value Portfolio	—	—	1,459,275	1,247,603
International Vector Equity Portfolio	—	—	80,705	16,080
Emerging Markets Core Equity Portfolio	—	—	1,018,104	135,723

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to net realized gains on securities considered to be “passive foreign investment companies”, non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Enhanced U.S. Large Company Portfolio	—	$(15)	$15
U.S. Large Cap Value Portfolio	—	—	—
U.S. Targeted Value Portfolio	$30	(200)	170
U.S. Small Cap Value Portfolio	55,514	(388)	(55,126)
U.S. Core Equity 1 Portfolio	—	(16)	16
U.S. Core Equity 2 Portfolio	—	(42)	42
U.S. Vector Equity Portfolio	—	(24)	24
U.S. Small Cap Portfolio	(104)	(144)	248
U.S. Micro Cap Portfolio	—	(258)	258
DFA Real Estate Securities Portfolio	—	4	(4)
Large Cap International Portfolio	—	383	(383)
International Core Equity Portfolio	(13)	971	(958)
International Small Company Portfolio	(8,877)	11,998	(3,121)
Japanese Small Company Portfolio	(4,574)	81	4,493
Asia Pacific Small Company Portfolio	(259)	100	159
United Kingdom Small Company Portfolio	(74)	33	41
Continental Small Company Portfolio	(195)	476	(281)
DFA International Real Estate Securities Portfolio	136	790	(926)
DFA Global Real Estate Securities Portfolio	101	(101)	—
DFA International Small Cap Value Portfolio	13,148	16,536	(29,684)
International Vector Equity Portfolio	207	(62)	(145)
Emerging Markets Portfolio	15,558	(2,642)	(12,916)
Emerging Markets Small Cap Portfolio	2,294	(295)	(1,999)
Emerging Markets Value Portfolio	48,632	(11,121)	(37,511)
Emerging Markets Core Equity Portfolio	—	(776)	776

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

Enhanced U.S. Large Company Portfolio
2009	$19,564	—	$19,564
2010	1,589	—	1,589

U.S. Large Cap Value Portfolio
2009	130,238	—	130,238
2010	116,599	—	116,599

U.S. Targeted Value Portfolio
2009	14,179	—	14,179
2010	12,576	$7	12,583

U.S. Small Cap Value Portfolio
2009	69,882	—	69,882
2010	25,747	—	25,747

U.S. Core Equity 1 Portfolio
2009	31,598	—	31,598
2010	31,326	—	31,326

U.S. Core Equity 2 Portfolio
2009	55,009	—	55,009
2010	53,941	—	53,941

U.S. Vector Equity Portfolio
2009	16,454	—	16,454
2010	14,799	—	14,799

U.S. Small Cap Portfolio
2009	26,412	—	26,412
2010	21,528	—	21,528

U.S. Micro Cap Portfolio
2009	57,816	—	57,816
2010	17,526	—	17,526

DFA Real Estate Securities Portfolio
2009	95,934	—	95,934
2010	70,908	—	70,908

Large Cap International Portfolio
2009	32,286	—	32,286
2010	40,390	—	40,390

International Core Equity Portfolio
2009	77,469	—	77,469
2010	83,173	—	83,173

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

International Small Company Portfolio
2009	$81,118	—	$81,118
2010	84,604	—	84,604

Japanese Small Company Portfolio
2009	2,426	—	2,426
2010	1,845	—	1,845

Asia Pacific Small Company Portfolio
2009	2,724	—	2,724
2010	3,162	—	3,162

United Kingdom Small Company Portfolio
2009	658	—	658
2010	694	—	694

Continental Small Company Portfolio
2009	2,087	—	2,087
2010	1,863	—	1,863

DFA International Real Estate Securities Portfolio
2009	11,227	—	11,227
2010	79,025	—	79,025

DFA Global Real Estate Securities Portfolio
2009	2,370	—	2,370
2010	30,971	—	30,971

DFA International Small Cap Value Portfolio
2009	108,717	$25,188	133,905
2010	108,095	6,990	115,085

International Vector Equity Portfolio
2009	3,671	—	3,671
2010	5,534	54	5,588

Emerging Markets Portfolio
2009	36,673	23,932	60,605
2010	40,081	42,220	82,301

Emerging Markets Small Cap Portfolio
2009	16,832	—	16,832
2010	22,951	1,637	24,588

Emerging Markets Value Portfolio
2009	114,611	518,510	633,121
2010	190,697	142,234	332,931

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

Emerging Markets Core Equity Portfolio
2009	$29,028	—	$29,028
2010	48,768	—	48,768

At October 31, 2010, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Targeted Value Portfolio	$22	$7	$29
DFA International Real Estate Securities Portfolio	162	—	162
DFA Global Real Estate Securities Portfolio	101	—	101
DFA International Small Cap Value Portfolio	6,406	6,990	13,396
International Vector Equity Portfolio	154	54	208
Emerging Markets Portfolio	3,182	12,406	15,588
Emerging Markets Small Cap Portfolio	657	1,637	2,294
Emerging Markets Value Portfolio	10,256	25,596	35,852

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$60	—	$(83,155)	$(83,095)
U.S. Large Cap Value Portfolio	17,615	—	(1,943,065)	(1,925,450)
U.S. Targeted Value Portfolio	2,337	$4,739	—	7,076
U.S. Small Cap Value Portfolio	3,841	—	(111,515)	(107,674)
U.S. Core Equity 1 Portfolio	6,246	—	(81,149)	(74,903)
U.S. Core Equity 2 Portfolio	12,077	—	(84,843)	(72,766)
U.S. Vector Equity Portfolio	2,999	—	(83,542)	(80,543)
U.S. Small Cap Portfolio	4,727	—	(202,569)	(197,842)
U.S. Micro Cap Portfolio	3,313	—	(269,190)	(265,877)
DFA Real Estate Securities Portfolio	13,051	—	(190,348)	(177,297)
Large Cap International Portfolio	6,285	—	(168,708)	(162,423)
International Core Equity Portfolio	23,835	—	(79,551)	(55,716)
International Small Company Portfolio	62,669	—	(75,782)	(13,113)
Japanese Small Company Portfolio	746	—	(86,440)	(85,694)
Asia Pacific Small Company Portfolio	4,232	—	(33,364)	(29,132)
United Kingdom Small Company Portfolio	216	—	(2,879)	(2,663)
Continental Small Company Portfolio	655	—	(29,435)	(28,780)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA International Real Estate Securities Portfolio	$99,500	—	$(86,757)	$12,743
DFA Global Real Estate Securities Portfolio	5,020	—	(2,755)	2,265
DFA International Small Cap Value Portfolio	52,524	$138,419	—	190,943
International Vector Equity Portfolio	2,022	2,417	—	4,439
Emerging Markets Portfolio	3,780	136,068	—	139,848
Emerging Markets Small Cap Portfolio	3,840	58,346	—	62,186
Emerging Markets Value Portfolio	82,579	479,238	—	561,817
Emerging Markets Core Equity Portfolio	9,681	—	(53,657)	(43,976)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2011	2012	2013	2014	2015	2016	2017	2018	Total
Enhanced U.S. Large Company Portfolio	—	—	—	—	—	$83,155	—	—	$83,155
U.S. Large Cap Value Portfolio	—	—	—	—	—	—	$1,943,065	—	1,943,065
U.S. Small Cap Value Portfolio	—	—	—	—	—	—	111,515	—	111,515
U.S. Core Equity 1 Portfolio	—	—	—	—	$2,284	18,644	60,221	—	81,149
U.S. Core Equity 2 Portfolio	—	—	—	—	5,654	42,181	37,008	—	84,843
U.S. Vector Equity Portfolio	—	—	—	—	—	3,326	80,216	—	83,542
U.S. Small Cap Portfolio	—	—	—	—	—	202,067	502	—	202,569
U.S. Micro Cap Portfolio	—	—	—	—	—	207,930	61,260	—	269,190
DFA Real Estate Securities Portfolio	—	—	—	—	—	82,044	62,969	$45,335	190,348
Large Cap International Portfolio	—	—	—	—	—	19,004	135,393	14,311	168,708
International Core Equity Portfolio	—	—	—	—	—	—	79,551	—	79,551
International Small Company Portfolio	—	—	—	—	—	—	75,782	—	75,782
Japanese Small Company Portfolio	$19,912	$3,801	$3,055	$2,451	8,004	23,057	13,952	12,208	86,440
Asia Pacific Small Company Portfolio	501	1,151	907	864	—	21,680	8,261	—	33,364
United Kingdom Small Company Portfolio	—	—	—	—	—	892	1,987	—	2,879
Continental Small Company Portfolio	—	—	—	—	—	16,959	7,224	5,252	29,435
DFA International Real Estate Securities
Portfolio.	—	—	—	—	46	13,446	34,576	38,689	86,757
DFA Global Real Estate Securities Portfolio	—	—	—	—	—	—	—	2,755	2,755
Emerging Markets Core Equity Portfolio	—	—	—	—	—	27,213	26,444	—	53,657

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$24,806
U.S. Large Cap Value Portfolio	498,328
U.S. Targeted Value Portfolio	82,599
U.S. Small Cap Value Portfolio	462,423
U.S. Core Equity 1 Portfolio	981
U.S. Core Equity 2 Portfolio	9,909
U.S. Vector Equity Portfolio	11,136
U.S. Small Cap Portfolio	178,052
U.S. Micro Cap Portfolio	245,602
International Core Equity Portfolio	18,702
International Small Company Portfolio	155,578

Asia Pacific Small Company Portfolio	$5,335
United Kingdom Small Company Portfolio	129
DFA International Small Cap Value Portfolio	32,601
International Vector Equity Portfolio	3,383
Emerging Markets Small Cap Portfolio	37,102
Emerging Markets Core Equity Portfolio	35,738

For the year ended October 31, 2010, Japanese Small Company Portfolio had capital loss carryforward expirations of $4,453 (in thousands).

Some of the Portfolios’ investments and investments held by the Master Funds are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
Large Cap International Portfolio	$1,994	—
International Core Equity Portfolio	6,636	$660
International Small Company Portfolio	30,541	9,481
Japanese Small Company Portfolio	109	3
Asia Pacific Small Company Portfolio	3,577	44
United Kingdom Small Company Portfolio	12	—
Continental Small Company Portfolio	54	425
DFA International Real Estate Securities Portfolio	102,024	688
DFA International Small Cap Value Portfolio	14,397	19,367
International Vector Equity Portfolio	929	15
Emerging Markets Portfolio	434	—
Emerging Markets Small Cap Portfolio	590	285
Emerging Markets Value Portfolio	292	4
Emerging Markets Core Equity Portfolio	1,040	—

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$154,182	$2,047	$(30)	$2,017
U.S. Large Cap Value Portfolio	5,483,240	1,526,241	(87,376)	1,438,865
U.S. Targeted Value Portfolio	2,379,587	397,362	(198,641)	198,721
U.S. Small Cap Value Portfolio	7,688,064	1,414,262	(1,274,498)	139,764
U.S. Core Equity 1 Portfolio	3,024,394	436,878	(260,177)	176,701
U.S. Core Equity 2 Portfolio	5,454,505	762,296	(658,577)	103,719
U.S. Vector Equity Portfolio	1,719,330	256,530	(228,507)	28,023
U.S. Small Cap Portfolio	3,793,567	894,348	(443,835)	450,513
U.S. Micro Cap Portfolio	3,320,517	990,714	(691,013)	299,701

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Real Estate Securities Portfolio	$2,975,169	$665,318	$(275,967)	$389,351
Large Cap International Portfolio	1,690,644	393,842	(189,698)	204,144
International Core Equity Portfolio	5,630,995	726,505	(675,593)	50,912
International Small Company Portfolio	5,030,684	1,197,767	(699,918)	497,849
Japanese Small Company Portfolio	193,623	60,393	(139,032)	(78,639)
Asia Pacific Small Company Portfolio	108,755	77,859	(55,057)	22,802
United Kingdom Small Company Portfolio	30,403	25,800	(22,445)	3,355
Continental Small Company Portfolio	110,447	79,018	(61,309)	17,709
DFA International Real Estate Securities
Portfolio	1,287,520	65,211	(252,903)	(187,692)
DFA Global Real Estate Securities Portfolio	549,837	166,409	(20,672)	145,737
DFA International Small Cap Value Portfolio	8,452,705	1,452,205	(1,716,651)	(264,446)
International Vector Equity Portfolio	325,612	98,796	(16,840)	81,956
Emerging Markets Portfolio	1,101,083	1,351,410	(79,114)	1,272,296
Emerging Markets Small Cap Portfolio	1,181,698	706,692	(54,641)	652,051
Emerging Markets Value Portfolio	8,453,063	3,270,128	(136,524)	3,133,604
Emerging Markets Core Equity Portfolio	3,292,932	1,365,544	(129,856)	1,235,688

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio’s tax postions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master-feeder structure, each with a RIC feeder (“the Portfolios”), having 100% investment in their respective master fund, have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios has recognized the master fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, each of the Portfolios will maintain each respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master-feeder structure and Enhanced U.S. Large Company Portfolio (“the Portfolio”), having 100% investment in its respective master fund, made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change the Series’ federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the Portfolio, with the Portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), the Portfolio has recognized the Master Fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, the Portfolio will maintain its respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure with one RIC feeder (Emerging Markets Value Portfolio) and other direct client investors, made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principals for investment partnerships. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities on October 31, 2009 to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332, for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of the master fund was October 31, 2009.

For federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code §334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholder owning 80% or more of the master fund, pursuant to Code §332(a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to Code §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to Code §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. As a result of the transaction, Dimensional Emerging Markets Value Fund recognized a $104,402,506 and ($16,523) capital gain and currency loss respectively, for the tax year ended October 31, 2009.

Certain prior year balances have been reclassified to conform with current year presentation. Such reclassifications impacted the paid-in capital, undistributed net investment income/distributions in excess of net investment income and accumulated net realized gain/loss components of net assets on the statements of assets and liabilities of International Small Company Portfolio and Emerging Markets Value Portfolio. These reclassifications had no impact on net assets, net asset value, the financial highlights or total return.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio

Class R1 Shares
Shares Issued	$7,401	778	$7,979	1,266
Shares Issued in Lieu of Cash Distributions	312	35	423	64
Shares Redeemed	(5,936)	(632)	(5,207)	(844)
Shares Reduced by Reverse Stock Split (Note P)	—	(1,314)	—	—

Net Increase (Decrease) — Class R1 Shares	$1,777	(1,133)	$3,195	486

Class R2 Shares
Shares Issued	$5,859	572	$1,638	210
Shares Issued in Lieu of Cash Distributions	29	3	27	4
Shares Redeemed	(3,559)	(360)	(626)	(85)
Shares Reduced by Reverse Stock Split (Note P)	—	(159)	—	—

Net Increase (Decrease) — Class R2 Shares	$2,329	56	$1,039	129

Institutional Class Shares
Shares Issued	$897,844	63,857	$840,965	86,986
Shares Issued in Lieu of Cash Distributions	11,187	862	13,191	1,374
Shares Redeemed	(512,167)	(37,960)	(419,657)	(43,424)

Net Increase (Decrease) — Institutional Class Shares	$396,864	26,759	$434,499	44,936

Emerging Markets Value Portfolio

Class R2 Shares
Shares Issued	$34,637	18,214	$2,967	1,723
Shares Issued in Lieu of Cash Distributions	6,798	3,947	1,574	942
Shares Redeemed	(6,985)	(3,724)	(2,169)	(1,024)

Net Increase (Decrease) — Class R2 Shares	$34,450	18,437	$2,372	1,641

Institutional Class Shares
Shares Issued	$3,313,583	103,334	$1,977,785	91,360
Shares Issued in Lieu of Cash Distributions	265,972	8,765	574,904	34,181
Shares Redeemed	(1,555,298)	(49,938)	(1,287,040)	(62,335)

Net Increase (Decrease) — Institutional Class Shares	$2,024,257	62,161	$1,265,649	63,206

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by International Core Equity Portfolio was less than the repurchase price. On November 2, 2010, additional collateral was posted and the repurchase agreement was fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Forward Currency Contracts:    Enhanced U.S. Large Company Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2010, Enhanced U.S. Large Company Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/12/10	18,272	Canadian Dollar	$ 18,034	$ 17,910	$124
11/12/10	10,847	Pound Sterling	17,167	17,378	(211)
11/12/10	9,870	Euro	13,648	13,734	(86)

			$ 48,849	$ 49,022	$(173)

* During the year ended October 31, 2010, the Portfolio’s average cost of forward currency contracts was $(41,128) (in thousands).

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4.    Futures Contracts:    Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, Enhanced U.S. Large Company Portfolio uses stock index futures to hedge against changes in equity securities’ prices in the normal course of pursuing its investment objectives. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2010, the following Portfolio had outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts*	Contract Value	Unrealized Gain (Loss)
Enhanced U.S. Large Company Portfolio	S&P 500 Index®	12/17/2010	515	$151,886	$10,407

Securities have been segregated as collateral for open futures contracts.

*During the year ended October 31, 2010 the Portfolio’s average notional value of outstanding futures contracts was $153,224 (in thousands).

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for the year ended October 31, 2010.

The following is a summary of the location of derivatives on the Portfolios’ Statements of Assets and Liabilities as of October 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized Gain on	Unrealized Loss on Forward
	Forward Currency Contracts	Currency Contracts

Equity contracts	Receivables: Futures
Margin Variation

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

		Asset Derivatives Value
	Total Value at October 31, 2010	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$10,531	$124	$10,407*

		Liability Derivatives Value
	Total Value at October 31, 2010	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$297	$297	—

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Portfolios’ Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2010 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency Denominated Amounts

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2010 (amounts in thousands):

	Realized Gain (Loss) on Derivatives Recognized in Income
		Foreign
		Exchange	Equity
	Total	Contracts	Contracts
Enhanced U.S. Large Company Portfolio	$15,133	$6	$15,127
U.S. Targeted Value Portfolio*	(256)	—	(256)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$8,490	$(212)	$8,702

*As of October 31, 2010, there were no futures contracts outstanding. During the year ended October 31, 2010, the Portfolio had limited activity in futures contracts.

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Targeted Value Portfolio	1.87%	$6,228	26	$8	$18,056
U.S. Small Cap Value Portfolio	1.93%	8,960	68	33	30,918
U.S. Vector Equity Portfolio	1.98%	966	6	—	2,221
U.S. Small Cap Portfolio	1.99%	10,715	10	6	20,785
U.S. Micro Cap Portfolio	1.98%	3,162	50	9	15,352
DFA Real Estate Securities Portfolio	1.95%	2,869	114	18	11,404
DFA Global Real Estate Securities Portfolio	1.92%	2,567	47	6	17,848

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Small Cap Value Portfolio	0.90%	$903	3	—	$903
U.S. Core Equity 1 Portfolio	0.94%	7,563	2	—	8,197
U.S. Micro Cap Portfolio	0.96%	21	1	—	21
DFA Real Estate Securities Portfolio	0.95%	266	4	—	271
Large Cap International Portfolio	0.92%	2,433	14	$1	6,118
International Small Company Portfolio	0.90%	5,222	15	2	12,990
DFA International Real Estate
Securities Portfolio	0.89%	6,293	33	5	22,677
DFA International Small Cap Value Portfolio	0.90%	7,963	46	9	31,973
International Vector Equity Portfolio	0.95%	1,512	16	1	4,313
Emerging Markets Core Equity Portfolio	0.93%	3,739	17	2	15,531

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

J. Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repuchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

In accordance with guidelines described in the Portfolios’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2010, U.S. Small Cap Value Portfolio realized net gains of in-kind redemptions in the amount of $56,505 (amount in thousands).

N. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

O. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio — Institutional Class Shares	3	83%
U.S. Large Cap Value Portfolio — Institutional Class Shares	3	79%
U.S. Targeted Value Portfolio — Class R1 Shares	1	95%
U.S. Targeted Value Portfolio — Class R2 Shares	2	86%
U.S. Targeted Value Portfolio — Institutional Class Shares	2	59%
U.S. Small Cap Value Portfolio — Institutional Class Shares	2	53%
U.S. Core Equity 1 Portfolio — Institutional Class Shares	3	65%
U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	67%
U.S. Vector Equity Portfolio — Institutional Class Shares	4	89%
U.S. Small Cap Portfolio — Institutional Class Shares	3	53%
U.S. Micro Cap Portfolio — Institutional Class Shares	2	58%
DFA Real Estate Securities Portfolio — Institutional Class Shares	3	74%
Large Cap International Portfolio — Institutional Class Shares	2	73%
International Core Equity Portfolio — Institutional Class Shares	3	70%
International Small Company Portfolio — Institutional Class Shares	2	50%
Japanese Small Company Portfolio — Institutional Class Shares	3	68%
Asia Pacific Small Company Portfolio — Institutional Class Shares	3	81%
United Kingdom Small Company Portfolio — Institutional Class Shares	2	89%
Continental Small Company Portfolio — Institutional Class Shares	4	84%
DFA International Real Estate Securities Portfolio — Institutional Class Shares	3	84%
DFA Global Real Estate Securities Portfolio — Institutional Class Shares	2	87%
DFA International Small Cap Value Portfolio — Institutional Class Shares	2	47%
International Vector Equity Portfolio — Institutional Class Shares	3	87%
Emerging Markets Portfolio — Institutional Class Shares	3	66%
Emerging Markets Small Cap Portfolio — Institutional Class Shares	1	29%
Emerging Markets Value Portfolio — Class R2 Shares	1	81%
Emerging Markets Value Portfolio — Institutional Class Shares	2	27%
Emerging Markets Core Equity Portfolio — Institutional Class Shares	2	60%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of U.S. Targeted Value Portfolio’s Class R1 and Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R1 Shares received one share for every 1.469 shares held and each shareholder of Class R2 Shares received one share for every 1.394 shares held. The purpose of the reverse split was to reduce the number of Class R1 Shares and Class R2 Shares, thereby increasing the net asset value of each Class R1 Share and Class R2 Share outstanding in order to more closely align the net asset values with the net asset value of U.S. Targeted Value Portfolio’s Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been retroactively restated to reflect the reverse stock splits for the respective Class R1 Shares and Class R2 Shares.

The Board of Directors/Trustees of DFA Investment Dimensions Group Inc. authorized the conversion of the Class R2 Shares of Emerging Markets Value Portfolio to the Class R2A Shares, a new class of shares. The Class R2 Shares of Emerging Markets Value Portfolio ceased to be offered and available for purchase upon the close of business on December 3, 2010. Following the conversion, shareholders and investors purchase and redeem class R2A Shares of the Portfolio.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and Emerging Markets Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010
Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

The DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 10.94% for the Portfolio’s Institutional Class shares, 10.60% for the Portfolio’s Class R2 shares, and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Rus-sell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

12 Months Ended October 31, 2010

U.S. Dollar Return
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

U. S. Large Company Portfolio

U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500 Index® by investing in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Portfolio was mostly invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, the total return was 16.47% for the Portfolio and 16.52% for the S&P 500® Index. Relative to the Index, no single security in the Portfolio added or detracted more than 0.01% in performance. The Portfolio’s underperformance was primarily attributable to fees and expenses assessed to the Portfolio but not the Index.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund.You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA International Value Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,061.40	0.72%	$3.74
Institutional Class Shares	$1,000.00	$1,062.70	0.45%	$2.34
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.58	0.72%	$3.67
Institutional Class Shares	$1,000.00	$1,022.94	0.45%	$2.29

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Company Portfolio***
Actual Fund Return	$1,000.00	$1,006.90	0.10%	$0.51
Hypothetical 5% Annual Return	$1,000.00	$1,024.70	0.10%	$0.51

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

Effective September 10, 2010, the Portfolio invests directly in securities rather than through The U.S. Large Company Series. The expenses shown reflect the direct expenses of the Portfolio and the indirect payments of the Portfolio’s portion of the expenses, for the period May 1, 2010 through September 9, 2010 of The U.S. Large Company Series (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflects the investments by country.

FEEDER FUND

Affiliated Investment Companies
DFA International Value Portfolio	100.0%

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio
Consumer Discretionary	10.6%
Consumer Staples	11.1%
Energy	11.1%
Financials	14.0%
Health Care	11.5%
Industrials	10.7%
Information Technology	19.3%
Materials	3.7%
Real Estate Investment Trusts	1.3%
Telecommunication Services	3.1%
Utilities	3.6%

100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)

Investment in The DFA International Value Series of
The DFA Investment Trust Company	$5,163,849,756

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,006,520,351)	$5,163,849,756

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$5,163,849,756	—	—	$5,163,849,756

See accompanying Notes to Financial Statements.

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.2%)
Consumer Discretionary — (9.6%)
*Amazon.com, Inc.	120,886	$19,963,114	0.5%
*Comcast Corp. Class A.	959,002	19,736,261	0.5%
#*Ford Motor Co.	1,175,210	16,605,717	0.5%
#*Home Depot, Inc.	569,030	17,571,646	0.5%
*McDonald’s Corp.	363,682	28,283,549	0.8%
Walt Disney Co. (The)	653,534	23,599,113	0.6%
Other Securities		263,105,250	7.1%

Total Consumer Discretionary		388,864,650	10.5%

Consumer Staples — (10.1%)
Altria Group, Inc.	712,088	18,101,277	0.5%
Coca-Cola Co. (The)	789,139	48,390,003	1.3%
Kraft Foods, Inc.	595,941	19,231,016	0.5%
*PepsiCo, Inc.	543,619	35,498,321	0.9%
Philip Morris International, Inc.	626,288	36,637,848	1.0%
*Procter & Gamble Co. (The)	969,903	61,656,734	1.7%
*Wal-Mart Stores, Inc.	683,431	37,021,457	1.0%
Other Securities		152,042,306	4.1%

Total Consumer Staples		408,578,962	11.0%

Energy — (10.0%)
*Chevron Corp.	687,017	56,754,474	1.5%
*ConocoPhillips	506,863	30,107,662	0.8%
*Exxon Mobil Corp.	1,739,862	115,648,627	3.1%
Occidental Petroleum Corp.	277,542	21,823,127	0.6%
*Schlumberger, Ltd.	466,881	32,630,313	0.9%
Other Securities		149,025,047	4.0%

Total Energy		405,989,250	10.9%

Financials — (12.6%)
*Bank of America Corp.	3,428,552	39,222,635	1.1%
*Berkshire Hathaway, Inc.	591,097	47,027,677	1.3%
*Citigroup, Inc.	8,712,164	36,329,724	1.0%
*Goldman Sachs Group, Inc. (The)	176,184	28,356,815	0.8%
*JPMorgan Chase & Co.	1,354,892	50,984,586	1.4%
U.S. BanCorp.	655,091	15,840,100	0.4%
*Wells Fargo & Co.	1,788,254	46,637,664	1.2%
Other Securities		247,090,213	6.6%

Total Financials		511,489,414	13.8%

Health Care — (10.3%)
*Abbott Laboratories	527,592	27,076,021	0.8%
*Amgen, Inc.	327,508	18,730,183	0.5%
Bristol-Myers Squibb Co.	585,958	15,762,270	0.4%
*Johnson & Johnson	941,189	59,925,504	1.6%
Merck & Co., Inc.	1,051,605	38,152,229	1.0%
*Pfizer, Inc.	2,746,669	47,792,041	1.3%
Other Securities		212,476,738	5.7%

Total Health Care		419,914,986	11.3%

Industrials — (9.6%)
*3M Co.	243,676	20,522,393	0.5%
*Boeing Co. (The)	250,013	17,660,918	0.5%
#*Caterpillar, Inc.	215,430	16,932,798	0.5%
General Electric Co.	3,653,176	58,523,880	1.6%
*Union Pacific Corp.	170,017	14,907,091	0.4%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*United Parcel Service, Inc.	338,519	$22,795,869	0.6%
*United Technologies Corp.	317,461	23,736,559	0.6%
Other Securities		215,689,335	5.8%

Total Industrials		390,768,843	10.5%

Information Technology — (17.4%)
*Apple, Inc.	312,163	93,920,482	2.5%
*Cisco Sytems, Inc.	1,951,493	44,552,585	1.2%
*Google, Inc.	84,943	52,069,210	1.4%
Hewlett-Packard Co.	774,884	32,591,621	0.9%
*Intel Corp.	1,902,579	38,184,761	1.0%
*International Business Machines Corp.	430,976	61,888,154	1.7%
*Microsoft Corp.	2,602,083	69,319,491	1.9%
*Oracle Corp.	1,322,445	38,879,883	1.0%
*QUALCOMM, Inc.	548,493	24,753,489	0.7%
Other Securities		251,183,243	6.7%

Total Information Technology		707,342,919	19.0%

Materials — (3.4%)
*Freeport-McMoRan Copper & Gold, Inc. Class B	160,746	15,219,431	0.4%
Other Securities		120,929,347	3.3%

Total Materials		136,148,778	3.7%

Real Estate Investment Trusts — (1.2%)
Other Securities		49,213,837	1.3%

Telecommunication Services — (2.8%)
*AT&T, Inc.	2,019,098	57,544,293	1.6%
*Verizon Communications, Inc.	965,894	31,362,578	0.8%
Other Securities		25,458,180	0.7%

Total Telecommunication Services		114,365,051	3.1%

Utilities — (3.2%)
Other Securities		131,922,829	3.6%

TOTAL COMMON STOCKS		3,664,599,519	98.7%

TEMPORARY CASH INVESTMENTS — (1.0%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	41,853,441	41,853,441	1.1%

SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	355,223,607	355,223,607	9.6%

TOTAL INVESTMENTS — (100.0%)
(Cost $3,163,040,809)		$4,061,676,567	109.4%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$388,864,650	—	—	$388,864,650
Consumer Staples	408,578,962	—	—	408,578,962
Energy	405,989,250	—	—	405,989,250
Financials	511,489,414	—	—	511,489,414
Health Care	419,914,986	—	—	419,914,986
Industrials	390,768,843	—	—	390,768,843
Information Technology	707,342,919	—	—	707,342,919
Materials	136,148,778	—	—	136,148,778
Real Estate Investment Trusts	49,213,837	—	—	49,213,837
Telecommunication Services	114,365,051	—	—	114,365,051
Utilities	131,922,829	—	—	131,922,829
Temporary Cash Investments	41,853,441	—	—	41,853,441
Securities Lending Collateral	—	$355,223,607	—	355,223,607
Futures Contracts**	1,447,110	—	—	1,447,110

TOTAL	$3,707,900,070	$355,223,607	—	$4,063,123,677

** Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio	U.S. Large Company Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$5,163,850	—
Investments at Value (including $0 and $343,476 of securities on loan, respectively)	—	$3,664,600
Temporary Cash Investments at Value & Cost	—	41,853
Collateral Received from Securities on Loan at Value & Cost	—	355,224
Cash	—	4,410
Receivables:
Dividends and Interest	—	4,220
Securities Lending Income	—	29
Fund Shares Sold	4,559	1,411
Futures Margin Variation	—	5
Prepaid Expenses and Other Assets	55	58

Total Assets	5,168,464	4,071,810

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	355,224
Affiliated Investment Company Purchased	817	—
Fund Shares Redeemed	3,742	2,703
Due to Advisor	857	188
Accrued Expenses and Other Liabilities	239	722

Total Liabilities	5,655	358,837

NET ASSETS	$5,162,809	$3,712,973

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $4,952 and $0 and shares outstanding of 277,960 and 0, respectively (Note O)	$17.82	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	N/A

Institutional Class Shares — based on net assets of $5,157,857 and $3,712,973 and shares outstanding of 289,683,614 and 397,379,701, respectively	$17.81	$9.34

NUMBER OF SHARES AUTHORIZED	1,500,000,000	900,000,000

Investment in Affiliated Investment Company at Cost	$4,006,520	$—

Investments at Cost	$—	$2,765,964

NET ASSETS CONSIST OF:
Paid-In Capital	$5,083,325	$3,444,337
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	14,433	9,631
Accumulated Net Realized Gain (Loss)	(1,092,801)	(641,077)
Net Unrealized Foreign Exchange Gain (Loss)	522	—
Net Unrealized Appreciation (Depreciation)	1,157,330	900,082

NET ASSETS	$5,162,809	$3,712,973

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA International Value Portfolio*	U.S. Large Company Portfolio**
Investment Income
Dividends (Net of Foreign Taxes Withheld of $11,175 and $0, respectively)	$123,700	$44,967
Interest	27	25
Income from Securities Lending	6,128	296
Expenses Allocated from Affiliated Investment Company	(11,008)	(730)

Total Investment Income	118,847	44,558

Expenses
Investment Advisory Services Fees	—	127
Administrative Services Fees	9,323	1,076
Accounting & Transfer Agent Fees	79	91
Shareholder Servicing Fees — Class R2 Shares	11	—
S&P 500® Fees	—	17
Custodian Fees	—	10
Filing Fees	147	241
Shareholders’ Reports	115	71
Directors’/Trustees’ Fees & Expenses	45	16
Professional Fees	104	86
Other	43	15

Total Expenses	9,867	1,750

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(317)

Net Expenses	9,867	1,433

Net Investment Income (Loss)	108,980	43,125

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	81
Net Realized Gain (Loss) on:
Investment Securities Sold	255,538	(88,214)
Futures	—	76
Foreign Currency Transactions	(99)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	138,488	688,388
Futures	—	(3,735)
Translation of Foreign Currency Denominated Amounts	342	—

Net Realized and Unrealized Gain (Loss)	394,269	596,596

Net Increase (Decrease) in Net Assets Resulting from Operations	$503,249	$639,721

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	For the period November 1, 2009 through September 9, 2010, Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio		U.S. Large Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$108,980	$106,511	$43,125	$17,245
Capital Gain Distributions Received from Investment Securities	—	—	81	—
Net Realized Gain (Loss) on:
Investment Securities Sold	255,538	45,432	(88,214)	(37,974)
Futures	—	(824)	76	12,592
Foreign Currency Transactions	(99)	2,711	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	138,488	988,043	688,388	73,084
Futures	—	—	(3,735)	1,948
Translation of Foreign Currency Denominated Amounts	342	172	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	503,249	1,142,045	639,721	66,895

Distributions From:
Net Investment Income:
Class R2 Shares	(249)	(208)	—	—
Institutional Class Shares	(107,160)	(105,492)	(35,473)	(18,243)

Total Distributions	(107,409)	(105,700)	(35,473)	(18,243)

Capital Share Transactions (1):
Shares Issued	1,032,364	1,077,621	3,071,799	156,796
Shares Issued in Lieu of Cash Distributions	101,479	98,218	30,048	17,318
Shares Redeemed	(808,163)	(1,124,340)	(778,811)	(166,295)

Net Increase (Decrease) from Capital Share Transactions	325,680	51,499	2,323,036	7,819

Total Increase (Decrease) in Net Assets	721,520	1,087,844	2,927,284	56,471
Net Assets
Beginning of Period	4,441,289	3,353,445	785,689	729,218

End of Period	$5,162,809	$4,441,289	$3,712,973	$785,689

(1) Shares Issued and Redeemed:
Shares Issued	62,742	85,208	350,368	22,124
Shares Issued in Lieu of Cash Distributions	6,675	7,223	3,492	2,474
Shares Redeemed	(49,142)	(90,150)	(52,726)	(24,057)
Shares Reduced by Reverse Stock Split (Note O)	(453)	—	—	—

Net Increase (Decrease) from Shares Issued and Redeemed	19,822	2,281	301,134	541

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$14,433	$12,961	$9,631	$2,126

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA International Value Portfolio- Class R2 Shares†	DFA International Value Portfolio- Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period April 30, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.13	$13.58	$26.31	$16.46	$12.54	$25.51	$22.71	$17.67	$15.73

Income from Investment Operations
Net Investment Income (Loss)	0.37	(A)	0.42	(A)	0.66	(A)	0.39	(A)	0.40	(A)	0.74	(A)	0.72	(A)	0.66	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	1.29	4.10	(11.73)	1.34	3.92	(12.44)	3.09	5.37	1.89

Total from Investment Operations	1.66	4.52	(11.07)	1.73	4.32	(11.70)	3.81	6.03	2.37
Less Distributions
Net Investment Income	(0.97)	(0.97)	(1.66)	(0.38)	(0.40)	(0.78)	(0.63)	(0.65)	(0.42)
Net Realized Gains	—	—	—	—	—	(0.49)	(0.38)	(0.34)	(0.01)

Total Distributions	(0.97)	(0.97)	(1.66)	(0.38)	(0.40)	(1.27)	(1.01)	(0.99)	(0.43)
Net Asset Value, End of Period	$17.82	$17.13	$13.58	$17.81	$16.46	$12.54	$25.51	$22.71	$17.67

Total Return	10.60%	34.86%	(44.63	)%(C)	10.94%	35.11%	(47.96	)%(C)	17.09%	35.39%	15.40%
Net Assets, End of Period (thousands)	$4,952	$3,443	$3,372	$5,157,857	$4,437,846	$3,350,073	$6,262,069	$4,456,059	$2,518,457
Ratio of Expenses to Average Net Assets (D)	0.72%	0.74%	0.73	%(B)(E)	0.45%	0.46%	0.44	%(B)	0.44%	0.44%	0.48%
Ratio of Net Investment Income to Average Net Assets	2.11%	2.96%	7.47	%(B)(E)	2.34%	3.00%	3.86	%(B)	2.89%	3.25%	2.86%

†All per share amounts and net assets values have been adjusted as a result of the reverse stock split on November 19, 2010. (Note O)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$8.16		$7.62		$11.63		$11.00		$9.82		$9.23

Income from Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.18	(A)	0.20	(A)	0.22	(A)	0.19	(A)	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	1.15		0.55		(3.99)		0.62		1.18		0.61

Total from Investment Operations	1.33		0.73		(3.79)		0.84		1.37		0.78
Less Distributions
Net Investment Income	(0.15)		(0.19)		(0.22)		(0.21)		(0.19)		(0.19)

Total Distributions	(0.15)		(0.19)		(0.22)		(0.21)		(0.19)		(0.19)
Net Asset Value, End of Period	$9.34		$8.16		$7.62		$11.63		$11.00		$9.82

Total Return	16.47%		10.07%		(33.10	)%(C)	7.71%		14.11%		8.50%

Net Assets, End of Period (thousands)	$3,712,973		$785,689		$729,218		$1,002,142		$877,405		$692,595
Ratio of Expenses to Average Net Assets	0.10	%**	0.10	%(D)	0.10	%(B)(D)	0.10	%(D)	0.10	%(D)	0.10	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.11	%**	0.13	%(D)	0.11	%(B)(D)	0.11	%(D)	0.11	%(D)	0.14	%(D)
Ratio of Net Investment Income to Average Net Assets	1.99%		2.53%		2.10	%(B)	1.90%		1.90%		1.82%
Portfolio Turnover Rate	1	%*	N/A		N/A		N/A		N/A		N/A

* For the period September 10, 2010 through October 31, 2010. Effective September 10, 2010, the Portfolio directly invests in securities rather than through The U.S. Large Company Series.

** Represents the combined ratios for the portfolio and for the period November 1, 2009 through September 9, 2010, its respective pro-rata share of The U.S. Large Company Series.

See Page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which DFA International Value Portfolio and U.S. Large Company Portfolio (the “Portfolios”) are presented in this section of the report. The remaining portfolios are presented in separate reports.

DFA International Value Portfolio (the “Feeder Fund”) primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2010, DFA International Value Portfolio owned 75% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Class R2 shares of DFA International Value Portfolio commenced operations on April 30, 2008. As of October 31, 2010, Class R1 shares of DFA International Value Portfolio had 100,000,000 authorized shares and had not commenced operations.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

On March 1, 2010, the Board of Directors of DFA Investment Dimensions Group Inc. and of Dimensional Investment Group Inc. approved an Agreement and Plan of Reorganization (the “Plan”) which provided that (i) U.S. Large Company Institutional Index Portfolio (the “Acquiring Fund”), a portfolio of Dimensional Investment Group Inc. would acquire substantially all of the assets of U.S. Large Company Portfolio (the “Target Fund”), a portfolio of DFA Investment Dimensions Group Inc. in exchange solely for shares of capital stock of the Acquiring Fund; (ii) the shares of the Acquiring Fund would be distributed to the shareholders of the Target Fund according to their respective interests in the Target Fund; and (iii) the Target Fund would be liquidated and dissolved (the “Reorganization”). In conjunction with completing the Reorganization, the Acquiring Fund would change its name to “U.S. Large Company Portfolio.” The Reorganization took place on May 7, 2010 and the Acquiring Fund changed its name to U.S. Large Company Portfolio effective May 8, 2010.

The purpose of the transaction was to lower fees for the shareholders of the Target Fund and create operating efficiencies from economies of scale.

The Reorganization was accomplished by a tax-free exchange of the following shares on May 7, 2010:

Target Fund	Shares	Acquiring Fund	Shares	Value (in thousands)
U.S. Large Company Portfolio	83,482,168	U.S. Large Company Institutional Index Portfolio	311,973,980	$2,731,987

The net assets, including net unrealized appreciation (depreciation) of the Target Fund, immediately before the acquisition were as follows (in thousands):

Target Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
U.S. Large Company Portfolio	$2,731,987	$315,984	U.S. Large Company Institutional Index Portfolio	$870,696

Assuming the acquisition had been completed on November 1, 2009, U.S. Large Company Portfolio’s result of operations for the year ended October 31, 2010 would have been as follows (in thousands):

Net Investment Income	$71,681	(a)
Net Realized and Unrealized Gain (Loss) on Investments	501,073	(b)

Net Increase in Net Assets Resulting from Operations	$572,754

(a)	$43,125 as reported in the Statement of Operations, plus $27,799 Net Investment Income from U.S. Large Company Portfolio pre-merger, plus $757 of pro-forma eliminated expenses.

(b)	$596,596 as reported in the Statement of Operations, less $95,523 Net Realized and Unrealized Gain (Loss) on Investments from U.S. Large Company Portfolio pre-merger.

Because both U.S. Large Company Portfolio and U.S. Large Company Institutional Index Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Prior to September 10, 2010, U.S. Large Company Portfolio invested substantially all of its assets in shares of The U.S. Large Company Series. At the close of business on September 9, 2010, U.S. Large Company Portfolio received its pro-rata share of cash and securities from The U.S. Large Company Series in a complete liquidation of its interest in the Series. Effective September 10, 2010, U.S. Large Company Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value heirarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The DFA International Value Portfolio’s investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by U.S. Large Company Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, U.S. Large Company Portfolio values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.     Other:    The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Feeder Fund estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Feeder Fund are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Portfolios and the Series. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund. For the year ended October 31, 2010, the Portfolios’ administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.20%
U.S. Large Company Portfolio*	0.05%

For the year ended October 31, 2010, the Portfolio’s investment advisory fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio*	0.025%

*Effective September 10, 2010, U.S. Large Company Portfolio no longer invests substantially all of its assets in The U.S. Large Company Series. Instead, U.S. Large Company Portfolio’s assets are managed directly in accordance with its investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of U.S. Large Company Portfolio, and Dimensional, which previously was the manager of The U.S. Large Company Series’ assets. The investment advisory fee paid by U.S. Large Company Portfolio is identical to the advisory fee that was charged to The U.S. Large Company Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio — Class R2 Shares (1)	0.79%	—	—
U.S. Large Company Portfolio (2)	0.10%	—	$642

(1) The Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding management fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s Class R2 shares’ annualized expenses to exceed the applicable percentage of average net assets as listed above.

(2) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio’s direct and indirect expenses (including the expenses the Portfolio has incurred as a shareholder of The U.S. Large Company Series) necessary to reduce the Portfolio’s expenses to the extent that its total direct and indirect expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follow (amounts in thousands):

DFA International Value Portfolio	$119
U.S. Large Company Portfolio	194

E. Purchases and Sales of Securities:

For the period September 10, 2010 through October 31, 2010, during which the U.S. Large Company Portfolio invested directly in securities, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$25,631
Sales	78,269

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to distribution of assets and liabilities by a partnership in complete liquidation and the expiration of capital loss carryforwards, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In-Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio	—	$(99)	$99
U.S. Large Company Portfolio	$453,344	(147)	(453,197)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio
2009	$105,700	—	$105,700
2010	107,409	—	107,409
U.S. Large Company Portfolio
2009	18,243	—	18,243
2010	35,473	—	35,473

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Caryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$14,594	—	$(1,092,654)	$(1,078,060)
U.S. Large Company Portfolio	9,826	—	(386,326)	(376,500)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date (amounts in thousands):

	Expires on October 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
DFA International Value Portfolio	—	—	—	—	—	$1,092,654	—	—	$1,092,654
U.S. Large Company Portfolio	$13,997	$5,486	$10,569	$1,944	$86,015	100,024	$87,500	$80,791	386,326

For the year ended October 31, 2010, DFA International Value Portfolio had utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes of $255,554 (in thousands).

For the year ended October 31, 2010, U.S. Large Company Portfolio had capital loss carryforward expirations of $42,619 (in thousands).

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$4,006,671	$1,245,128	$(87,949)	$1,157,179
U.S. Large Company Portfolio	3,416,346	1,192,587	(547,256)	645,331

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax postions and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Certain prior year balances have been reclassified to conform with current year presentations. Such reclassfications impacted the paid-in-capital, undistributed net investment income/distributions in excess of net investment income and accumulated net realized gain/loss components of net assets on the statement of assets and liabilities of U.S. Large Company Portfolio. These reclassifications had no impact on net assets, net asset value, the financial highlights or total return.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$2,443	375	$1,393	263
Shares Issued in Lieu of Cash Distributions	249	43	207	38
Shares Redeemed	(1,361)	(215)	(2,329)	(425)
Shares Reduced by Reverse Stock Split (Note O)	—	(453)	—	—

Net Increase (Decrease) — Class R2 Shares	$1,331	(250)	$(729)	(124)

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
Institutional Class Shares
Shares Issued	$1,029,921	62,367	$1,076,228	84,945
Shares Issued in Lieu of Cash Distributions	101,230	6,632	98,011	7,185
Shares Redeemed	(806,802)	(48,927)	(1,122,011)	(89,725)

Net Increase (Decrease) — Institutional Class Shares	$324,349	20,072	$52,228	2,405

H. Financial Instruments:

In accordance with U.S. Large Company Portfolio investment objectives and policies, U.S. Large Company Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    U.S. Large Company Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    U.S. Large Company Portfolio may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, U.S. Large Company Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by U.S. Large Company Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, U.S. Large Company Portfolio record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that U.S. Large Company Portfolio could lose more than the initial margin requirements. Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2010, U.S. Large Company Portfolio had outstanding futues contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts*	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
U.S. Large Company Portfolio	S&P 500 ®Index	12/17/2010	163	$48,073	$1,447	$4,410

*	During the year ended October 31, 2010, U.S. Large Company Portfolio’s average notional value of outstanding futures contracts was $39,922 (in thousands).

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of U.S. Large Company Portfolio’s derivative instrument holdings for the year ended October 31, 2010.

The following is a summary of U.S. Large Company Portfolio’s location and value of derivative instrument holdings on U.S. Large Compnay Portfolio’s Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

Asset Derivatives Value
	Location on the Statements of Assets and Liabilities	Equity Contracts
U.S. Large Company Portfolio	Receivables: Futures Margin Variation	$1,447*

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of realized and change in unrealized gains and losses on U.S. Large Company Portfolio’s Statement of Operations for U.S. Large Company Portfolio’s derivative instrument holdings through the year ended October 31, 2010:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from U.S. Large Company Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the period September 10, 2010 through October 31, 2010 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
U.S. Large Company Portfolio	$1,012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
U.S. Large Company Portfolio	$1,447

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowings. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

J. Securities Lending:

As of October 31, 2010, U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio receives cash collateral. The Portfolio invests its cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to its stated investment policies, the Portfolio will generally invest its cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

N. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Oustanding Shares
DFA International Value Portfolio — Class R2 Shares	3	84%
DFA International Value Portfolio — Institutional Class Shares	2	47%
U.S. Large Company Portfolio	2	66%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of DFA International Value Portfolio’s Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R2 Shares received one share for every 2.631 shares held. The purpose of the reverse split was to reduce the number of Class R2 Shares, thereby increasing the net asset value of each Class R2 Share outstanding in order to more closely align the net asset value with the net asset value of DFA International Value Portfolio’s Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been retroactively restated to reflect the reverse stock splits for the respective Class R2 Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments/ summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio and U.S. Large Company Portfolio (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the

U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010
Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,333 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks For the 12 months ended October 31, 2010, total returns were 0.72% for the Series and 1.12% for the MSCI Japan Small Cap Index (net dividends). Relative to the Index, the Series’ underperformance was primarily due to its exclusion of REITs, as REITs were the best performing sector over the period. To a lesser extent, compositional differences among the market capitalization segments further detracted from the Series’ relative performance.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,093 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore. Country allocations generally reflect the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.91% for the Series and 25.77% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Series’ relative outperformance was primarily attributable to differences in the valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 375 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2010, total returns were 25.94% for the Series and 21.61% for the MSCI UK Small Cap Index (net dividends). The Series holds a large number of stocks, and in most cases, no single stock will explain a significant amount of the performance difference relative to the Index. However, during the 12-month period ended October 31, 2010, the Portfolio held two stocks that had a significant positive impact on relative performance. One stock was held at a higher weight than in the Index and the other stock was not present in the Index as it was considered too large for the Index.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of Europe (excluding the U.K.) and Israel, by purchasing shares in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,405 stocks in 15 developed continental European countries and Israel. Country allocations generally reflect the approximate weights of individual securities within a universe of continental European and Israeli small company stocks constructed by the Advisor. In general, the Series was fully invested in equities throughout the year. The average cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the continental European (excluding the U.K.) and Israeli equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 15.37% for the Series and 15.17% for the MSCI Europe ex UK Small Cap Index (net dividends). The Series and the Index held a number of securities in common but in different weights due to different methods for defining size and the Series’ exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Series slightly outperformed the Index.

The Canadian Small Company Series

The Canadian Small Company Series seeks to capture the returns of Canadian small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 410 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Canadian equity market, rather than the behavior of a limited number of stocks. Over the period, within the Canadian small company universe, the smallest stocks underperformed larger stocks. For the 12 months ended October 31, 2010, total returns were 43.17% for the Series and 46.20% for the MSCI Canada Small Cap Index (net dividends). The Series holds a large number of stocks and in most cases no single stock will explain a significant amount of the performance difference. However, during the 12-month period ended October 31, 2010, the Index held two securities that significantly outperformed and were excluded from the Series, accounting for the majority of the Series’ relative underperformance. These two securities were considered too large to be eligible for the Series.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large cap stocks in selected emerging markets countries. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 712 stocks in 20 emerging markets countries. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.04% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ relative outperformance was primarily due to differences in country weight allocations between the Series and the Index. Country weight differences were primarily driven by capping of individual countries to limit single-country risk exposure. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks in selected emerging markets, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 2,691 stocks in 15 emerging markets countries. In general, the Series was fully invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was principally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 41.96% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ outperformance was primarily due to emerging markets small cap stocks significantly outperforming their large cap counterparts during the period. The Series holds primarily small cap stocks whereas the Index holds primarily large cap and mid cap stocks. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$942.00	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,135.30	0.18%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,151.00	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,096.20	0.17%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,097.80	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,108.50	0.20%	$1.06
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,183.00	0.33%	$1.82
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series		The DFA International Value Series		The Japanese Small Company Series
Consumer Discretionary	18.2%	Consumer Discretionary	15.8%	Consumer Discretionary	23.7%
Consumer Staples	7.8%	Consumer Staples	6.0%	Consumer Staples	9.8%
Energy	15.5%	Energy	10.1%	Energy	1.1%
Financials	21.4%	Financials	31.6%	Financials	10.4%
Health Care	8.9%	Health Care	1.2%	Health Care	4.5%
Industrials	14.1%	Industrials	10.2%	Industrials	25.9%
Information Technology	3.3%	Information Technology	3.6%	Information Technology	11.2%
Materials	3.4%	Materials	11.7%	Materials	12.7%
Telecommunication Services	6.2%	Other	—	Real Estate Investment Trusts	—
Utilities	1.2%	Telecommunication Services	7.6%	Telecommunication Services	—
		Utilities	2.2%	Utilities	0.7%

	100.0%		100.0%		100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
Consumer Discretionary	23.3%	Consumer Discretionary	21.6%	Consumer Discretionary	15.3%
Consumer Staples	4.8%	Consumer Staples	4.4%	Consumer Staples	7.0%
Energy	6.1%	Energy	5.0%	Energy	5.3%
Financials	12.6%	Financials	13.5%	Financials	16.6%
Health Care	4.8%	Health Care	3.1%	Health Care	8.5%
Industrials	21.5%	Industrials	30.8%	Industrials	25.2%
Information Technology	4.4%	Information Technology	11.1%	Information Technology	10.0%
Materials	17.0%	Materials	5.6%	Materials	8.7%
Other	—	Other	—	Other	—
Real Estate Investment Trusts	0.1%	Telecommunication Services	2.1%	Real Estate Investment Trusts	—
Telecommunication Services	1.8%	Utilities	2.8%	Telecommunication Services	1.2%
Utilities	3.6%			Utilities	2.2%

	100.0%		100.0%		100.0%

The Canadian Small Company Series		The Emerging Markets Series		The Emerging Markets Small Cap Series
Consumer Discretionary	10.5%	Consumer Discretionary	6.9%	Consumer Discretionary	19.3%
Consumer Staples	2.6%	Consumer Staples	9.3%	Consumer Staples	10.5%
Energy	17.9%	Energy	14.2%	Energy	1.8%
Financials	6.8%	Financials	21.4%	Financials	17.0%
Health Care	4.5%	Health Care	1.0%	Health Care	4.9%
Industrials	9.6%	Industrials	6.7%	Industrials	17.0%
Information Technology	5.6%	Information Technology	13.6%	Information Technology	8.7%
Materials	41.3%	Materials	13.6%	Materials	15.9%
Telecommunication Services	0.3%	Other	—	Other	0.1%
Utilities	0.9%	Real Estate Investment Trusts	—	Real Estate Investment Trusts	—
		Telecommunication Services	9.9%	Telecommunication Services	0.9%

	100.0%	Utilities	3.4%	Utilities	3.9%

			100.0%		100.0%

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972	0.7%
*Pfizer, Inc.	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**

Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp.	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co.	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc.	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $7,923,085,138)		$9,763,179,662	110.7%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp.	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE.	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C.	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%)
(Cost $6,502,731,182)		$8,081,513,353	116.8%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (20.8%)
Aoyama Trading Co., Ltd.	191,400	$3,117,117	0.3%
Exedy Corp.	119,000	3,713,418	0.3%
#*Haseko Corp.	3,508,000	3,009,187	0.3%
Kayaba Industry Co., Ltd.	660,000	3,870,694	0.3%
K’s Holdings Corp.	156,927	3,899,809	0.3%
#Nifco, Inc.	162,700	4,093,473	0.3%
Sanrio Co., Ltd.	181,700	3,871,427	0.3%
Shimachu Co., Ltd.	145,700	2,985,858	0.2%
Toyobo Co., Ltd.	2,084,000	3,473,499	0.3%
Other Securities		252,875,512	20.9%

Total Consumer Discretionary		284,909,994	23.5%

Consumer Staples — (8.6%)
#Megmilk Snow Brand Co., Ltd.	178,400	3,151,536	0.2%
Morinaga Milk Industry Co., Ltd.	843,000	3,439,085	0.3%
Other Securities		111,091,940	9.2%

Total Consumer Staples		117,682,561	9.7%

Energy — (0.9%)
Other Securities		12,896,930	1.1%

Financials — (9.1%)
Bank of Okinawa, Ltd. (The)	88,100	3,389,540	0.3%
Century Tokyo Leasing Corp.	260,590	3,759,430	0.3%
Hokkoku Bank, Ltd. (The)	714,000	2,874,405	0.2%
Hyakugo Bank, Ltd. (The)	656,609	2,764,094	0.2%
Kiyo Holdings, Inc.	2,168,900	2,917,101	0.2%
Musashino Bank, Ltd.	105,600	3,066,201	0.3%
Tokai Tokyo Financial Holdings, Inc.	898,000	3,120,888	0.3%
Tokyo Tatemono Co., Ltd.	908,000	3,658,692	0.3%
Other Securities		99,413,439	8.2%

Total Financials		124,963,790	10.3%

Health Care — (3.9%)
Kaken Pharmaceutical Co., Ltd.	335,000	3,670,535	0.3%
#KYORIN Holdings, Inc.	178,000	2,764,121	0.2%
Nihon Kohden Corp.	151,200	2,874,009	0.3%
Nippon Shinyaku Co., Ltd.	229,000	3,248,584	0.3%
Nipro Corp.	180,100	3,671,774	0.3%
#Sawai Pharmaceutical Co., Ltd.	41,500	3,627,965	0.3%
Other Securities		34,031,234	2.8%

Total Health Care		53,888,222	4.5%

Industrials — (22.7%)
#Asahi Diamond Industrial Co., Ltd.	228,000	4,025,736	0.3%
*Duskin Co., Ltd.	184,400	3,241,457	0.3%
#Hitachi Zosen Corp.	2,175,500	3,134,938	0.3%
#Miura Co., Ltd.	131,300	2,967,570	0.2%
*Sankyu, Inc.	717,000	3,006,844	0.3%
Takara Standard Co., Ltd.	483,000	2,970,009	0.2%
Other Securities		291,980,548	24.1%

Total Industrials		311,327,102	25.7%

Information Technology — (9.8%)
#Anritsu Corp.	435,000	2,805,777	0.2%
*Dainippon Screen Manufacturing Co., Ltd.	731,000	4,159,684	0.4%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (Continued)
Horiba, Ltd.	120,500	$2,959,345	0.3%
IT Holdings Corp.	262,401	2,897,221	0.2%
#Kakaku.com, Inc.	573	2,765,044	0.2%
Nichicon Corp.	258,800	2,877,646	0.2%
Ryosan Co., Ltd.	122,000	3,004,852	0.3%
Other Securities		112,666,126	9.3%

Total Information Technology		134,135,695	11.1%

Materials — (11.2%)
Adeka Corp.	331,700	3,535,829	0.3%
FP Corp.	58,500	3,229,497	0.3%
#Kureha Corp.	545,500	3,096,346	0.3%
Nihon Parkerizing Co., Ltd.	230,000	3,013,274	0.2%
Nippon Denko Co., Ltd.	372,000	2,756,092	0.2%
Nippon Paint Co., Ltd.	691,200	5,107,460	0.4%
#NOF Corp.	673,000	3,103,136	0.3%
#Pacific Metals Co., Ltd.	341,000	2,835,502	0.2%
#*Taiheiyo Cement Corp.	2,740,000	2,957,582	0.2%
Toagosei Co., Ltd.	897,000	3,933,092	0.3%
Tokai Carbon Co., Ltd.	556,000	3,278,348	0.3%
Other Securities		116,125,372	9.6%

Total Materials		152,971,530	12.6%

Real Estate Investment Trusts — (0.0%)
Other Securities		25,319	0.0%

Telecommunication Services — (0.0%)
Other Securities		481,027	0.0%

Utilities — (0.6%)
#Saibu Gas Co., Ltd.	1,268,000	3,614,327	0.3%
Other Securities		5,093,434	0.4%

Total Utilities		8,707,761	0.7%

TOTAL COMMON STOCKS		1,201,989,931	99.2%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%
TOTAL RIGHTS/WARRANTS		—	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $4,900,000 FNMA 5.50%, 12/01/38,valued at $2,521,716) to be repurchased at $2,483,039	$2,483	2,483,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	165,468,050	165,468,050	13.7%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,795,227)## to be repurchased at $2,740,469	$2,740	$2,740,419	0.2%

TOTAL SECURITIES LENDING COLLATERAL		168,208,469	13.9%

TOTAL INVESTMENTS — (100.0%)
(Cost $1,588,187,054)		$1,372,681,400	113.3%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$65,037	$284,844,957	—	$284,909,994
Consumer Staples	—	117,682,561	—	117,682,561
Energy	—	12,896,930	—	12,896,930
Financials	—	124,963,790	—	124,963,790
Health Care	—	53,888,222	—	53,888,222
Industrials	1,805,746	309,521,356	—	311,327,102
Information Technology	—	134,135,695	—	134,135,695
Materials	79,110	152,892,420	—	152,971,530
Real Estate Investment Trusts	—	25,319	—	25,319
Telecommunication Services	—	481,027	—	481,027
Utilities	—	8,707,761	—	8,707,761
Rights/Warrants	—	—	—	—
Temporary Cash Investments	—	2,483,000	—	2,483,000
Securities Lending Collateral	—	168,208,469	—	168,208,469

TOTAL	$1,949,893	$1,370,731,507	—	$1,372,681,400

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
AUSTRALIA — (51.7%)
Adelaide Brighton, Ltd.	1,781,776	$6,244,398	0.7%
*Andean Resources, Ltd.	1,464,837	9,136,669	1.0%
Ansell, Ltd.	473,632	6,295,905	0.7%
APA Group, Ltd.	1,702,846	6,518,392	0.7%
Australian Infrastructure Fund NL	3,018,033	5,854,222	0.6%
Australian Pharmaceutical Industries, Ltd.	8,248,388	4,170,326	0.5%
*AWB, Ltd.	3,807,619	5,542,901	0.6%
Boart Longyear Group	1,686,718	5,985,737	0.6%
Bradken, Ltd.	589,828	4,743,303	0.5%
#Campbell Brothers, Ltd.	290,863	10,019,193	1.1%
Challenger Financial Services Group, Ltd.	1,750,037	7,893,293	0.8%
#ConnectEast Group, Ltd.	13,951,937	5,936,849	0.6%
Consolidated Media Holdings, Ltd.	1,225,674	4,026,953	0.4%
#David Jones, Ltd.	1,447,885	6,744,051	0.7%
DUET Group, Ltd.	3,300,250	5,624,843	0.6%
#Flight Centre, Ltd.	192,954	4,317,514	0.5%
Goodman Fielder, Ltd.	4,757,757	6,917,187	0.7%
Graincorp, Ltd Series A	634,518	4,678,450	0.5%
#GUD Holdings, Ltd.	387,740	3,972,190	0.4%
*Iluka Resources, Ltd.	1,472,781	9,747,906	1.0%
#IOOF Holdings, Ltd.	950,183	6,692,291	0.7%
#JB Hi-Fi, Ltd.	379,557	7,396,694	0.8%
#*Karoon Gas Australia, Ltd.	667,086	6,155,517	0.7%
#Kingsgate Consolidated, Ltd.	409,970	4,028,563	0.4%
*Lynas Corp., Ltd.	6,385,207	9,202,825	1.0%
Monadelphous Group, Ltd.	302,955	4,963,891	0.5%
*Mount Gibson Iron, Ltd.	2,962,399	5,885,580	0.6%
Navitas, Ltd.	1,205,167	4,521,704	0.5%
*Pacific Brands, Ltd.	4,412,120	4,698,942	0.5%
*PanAust, Ltd.	8,757,197	6,425,678	0.7%
#Perpetual Trustees Australia, Ltd.	145,492	5,401,823	0.6%
#*Perseus Mining, Ltd.	1,377,405	4,047,188	0.4%
Primary Health Care, Ltd.	1,717,450	5,255,394	0.6%
#Reece Australia, Ltd.	238,457	5,205,510	0.6%
*Riversdale Mining, Ltd.	816,637	8,595,557	0.9%
#SAI Global, Ltd.	992,324	4,250,991	0.5%
#Seek, Ltd.	666,916	4,729,187	0.5%
*Seven Group Holdings, Ltd.	723,898	5,239,495	0.6%
Spark Infrastructure Group, Ltd.	4,454,005	4,887,344	0.5%
*St. Barbara, Ltd.	9,348,675	3,822,176	0.4%
Super Cheap Auto Group, Ltd.	832,879	5,437,284	0.6%
#*Ten Network Holdings, Ltd.	3,318,272	4,685,349	0.5%
Transfield Services, Ltd.	1,322,886	4,492,942	0.5%
UGL, Ltd.	332,576	4,807,541	0.5%
#West Australian Newspapers Holdings, Ltd.	756,808	5,306,719	0.6%
Other Securities		294,878,501	31.5%

TOTAL AUSTRALIA		555,384,968	59.4%

HONG KONG — (19.2%)
Giordano International, Ltd.	6,824,000	4,100,503	0.5%
Pacific Basin Shipping, Ltd.	6,240,000	4,568,892	0.5%
#Techtronic Industries Co., Ltd.	4,614,000	4,679,234	0.5%
Other Securities		192,854,699	20.6%

TOTAL HONG KONG		206,203,328	22.1%

MALAYSIA — (0.0%)
Other Securities		4,146	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (5.0%)
Fisher & Paykel Healthcare Corp., Ltd.	2,402,700	$5,939,087	0.6%
Sky City Entertainment Group, Ltd.	2,560,206	5,904,284	0.6%
Other Securities		41,495,909	4.5%

TOTAL NEW ZEALAND		53,339,280	5.7%

SINGAPORE — (10.3%)
Other Securities		110,662,728	11.8%

TOTAL COMMON STOCKS		925,594,450	99.0%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		780,533	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		20,891	0.0%

HONG KONG — (0.0%)
Other Securities		15,765	0.0%

SINGAPORE — (0.0%)
Other Securities		182,728	0.0%

TOTAL RIGHTS/WARRANTS		219,384	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $80,000 FNMA 3.126%(r), 09/01/40,valued at $82,211) to be repurchased at $77,001	$77	77,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.7%)
§@DFA Short Term Investment Fund	146,838,427	146,838,427	15.7%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $370,085)## to be repurchased at $362,835	$363	362,828	0.0%

TOTAL SECURITIES LENDING COLLATERAL		147,201,255	15.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $876,704,734)		$1,073,872,622	114.8%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,165,043	$554,219,925	—	$555,384,968
Hong Kong	405,141	205,798,187	—	206,203,328
Malaysia	—	4,146	—	4,146
New Zealand	—	53,339,280	—	53,339,280
Singapore	791,703	109,871,025	—	110,662,728
Preferred Stocks
Australia	—	780,533	—	780,533
Rights/Warrants
Australia	4,411	16,480	—	20,891
Hong Kong	6,899	8,866	—	15,765
Singapore	178,498	4,230	—	182,728
Temporary Cash Investments	—	77,000	—	77,000
Securities Lending Collateral	—	147,201,255	—	147,201,255

TOTAL	$2,551,695	$1,071,320,927	—	$1,073,872,622

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (98.0%)
Consumer Discretionary — (21.1%)
Aegis Group P.L.C.	3,149,142	$6,347,400	0.6%
Daily Mail & General Trust P.L.C. Series A	939,198	8,093,650	0.8%
GKN P.L.C.	3,830,675	10,884,024	1.0%
*Inchcape P.L.C.	1,428,910	7,985,145	0.8%
Informa P.L.C.	1,449,124	10,132,278	1.0%
*ITV P.L.C.	6,035,176	6,610,726	0.6%
Thomas Cook Group P.L.C.	2,420,264	7,015,506	0.7%
United Business Media P.L.C.	864,643	9,112,387	0.9%
Other Securities		155,308,325	15.0%

Total Consumer Discretionary		221,489,441	21.4%

Consumer Staples — (4.4%)
Britvic P.L.C.	834,762	6,452,199	0.6%
PZ Cussons P.L.C.	1,298,024	8,383,476	0.8%
Tate & Lyle P.L.C.	1,062,662	8,557,114	0.8%
Other Securities		22,240,791	2.2%

Total Consumer Staples		45,633,580	4.4%

Energy — (4.9%)
John Wood Group P.L.C.	1,070,261	7,467,982	0.7%
*Premier Oil P.L.C.	380,328	10,244,418	1.0%
Other Securities		33,232,071	3.2%

Total Energy		50,944,471	4.9%

Financials — (13.2%)
Aberdeen Asset Management P.L.C.	2,558,118	7,286,080	0.7%
Amlin P.L.C.	1,697,546	11,055,901	1.1%
Catlin Group, Ltd. P.L.C.	1,219,427	6,808,962	0.7%
Close Brothers Group P.L.C.	504,375	6,234,621	0.6%
Hiscox, Ltd. P.L.C.	1,517,006	8,610,598	0.8%
IG Group Holdings P.L.C.	1,241,907	10,506,913	1.0%
Other Securities		88,142,014	8.5%

Total Financials		138,645,089	13.4%

Health Care — (3.1%)
SSL International P.L.C.	753,239	13,988,081	1.4%
Other Securities		18,005,851	1.7%

Total Health Care		31,993,932	3.1%

Industrials — (30.2%)
Babcock International Group P.L.C.	1,286,052	11,951,794	1.1%
Balfour Beatty P.L.C.	2,390,347	10,598,680	1.0%
Carillion P.L.C.	1,523,518	8,415,082	0.8%
Charter International P.L.C.	614,873	7,280,103	0.7%
*Cookson Group P.L.C.	963,139	7,951,358	0.8%
Firstgroup P.L.C.	1,591,971	10,410,372	1.0%
Hays P.L.C.	4,753,935	8,419,027	0.8%
Homeserve P.L.C.	1,100,525	7,992,806	0.8%
IMI P.L.C.	1,191,221	15,063,796	1.5%
Intertek Group P.L.C.	539,854	16,045,765	1.5%
Meggitt P.L.C.	2,289,633	12,104,196	1.2%
Melrose P.L.C.	1,598,881	7,213,870	0.7%
Michael Page International P.L.C.	1,235,568	9,325,627	0.9%
Rotork P.L.C.	348,025	9,332,212	0.9%
Spirax-Sarco Engineering P.L.C.	301,608	8,735,351	0.8%
*Travis Perkins P.L.C.	667,086	8,842,161	0.8%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Industrials — (Continued)
Ultra Electronics Holdings P.L.C.	267,145	$7,961,510	0.8%
Weir Group P.L.C. (The)	362,747	9,053,724	0.9%
Other Securities		139,720,768	13.5%

Total Industrials		316,418,202	30.5%

Information Technology — (10.9%)
Aveva Group P.L.C.	274,171	6,542,840	0.6%
Halma P.L.C.	1,461,044	7,648,991	0.7%
Logica P.L.C.	5,706,484	11,833,154	1.2%
*Misys P.L.C.	1,833,430	8,254,976	0.8%
Spectris P.L.C.	490,382	8,864,013	0.9%
Other Securities		70,641,956	6.8%

Total Information Technology		113,785,930	11.0%

Materials — (5.5%)
Croda International P.L.C.	484,717	11,168,074	1.1%
Mondi P.L.C.	1,078,021	8,976,093	0.9%
Victrex P.L.C.	321,880	6,661,744	0.6%
Other Securities		30,630,959	2.9%

Total Materials		57,436,870	5.5%

Telecommunication Services — (2.0%)
*Cable & Wireless Communications P.L.C.	8,687,193	7,446,715	0.7%
Other Securities		13,913,823	1.3%

Total Telecommunication Services		21,360,538	2.0%

Utilities — (2.7%)
*Drax Group P.L.C.	1,259,220	7,673,881	0.8%
Northumbrian Water Group P.L.C.	1,699,783	9,642,375	0.9%
Pennon Group P.L.C.	1,133,145	11,308,526	1.1%
Other Securities		194,931	0.0%

Total Utilities		28,819,713	2.8%

TOTAL COMMON STOCKS		1,026,527,766	99.0%

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
Other Securities		4,351	0.0%

RIGHTS/WARRANTS — (0.0%)
Other Securities		41,892	0.0%

	Face Amount	Value†
	(000)

TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,000 FHLMC 5.00%, 10/15/19,valued at $5,656) to be repurchased at $3,000	$3	3,000	0.0%

	Shares/ Face Amount
	(000)

SECURITIES LENDING COLLATERAL — (2.0%)
§@DFA Short Term Investment Fund	19,629,803	19,629,803	1.9%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,711,232)## to be repurchased at $1,677,709	$1,678	$1,677,678	0.2%

TOTAL SECURITIES LENDING COLLATERAL		21,307,481	2.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $953,563,812)		$1,047,884,490	101.1%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$743,701	$220,745,740	—	$221,489,441
Consumer Staples	757,384	44,876,196	—	45,633,580
Energy	—	50,944,471	—	50,944,471
Financials	6,802	138,638,287	—	138,645,089
Health Care	—	31,993,932	—	31,993,932
Industrials	624,113	315,794,089	—	316,418,202
Information Technology	—	113,785,930	—	113,785,930
Materials	—	57,436,870	—	57,436,870
Telecommunication Services	—	21,360,538	—	21,360,538
Utilities	—	28,819,713	—	28,819,713
Preferred Stocks
Consumer Staples	—	4,351	—	4,351
Rights/Warrants	—	41,892	—	41,892
Temporary Cash Investments	—	3,000	—	3,000
Securities Lending Collateral	—	21,307,481	—	21,307,481

TOTAL	$2,132,000	$1,045,752,490	—	$1,047,884,490

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.5%)
AUSTRIA — (2.3%)
Andritz AG	116,739	$8,946,425	0.4%
Other Securities		47,555,943	2.3%

TOTAL AUSTRIA		56,502,368	2.7%

BELGIUM — (3.4%)
Ackermans & van Haaren NV	81,854	7,061,891	0.3%
Bekaert SA	32,765	10,044,157	0.5%
D’Ieteren SA	12,906	7,043,989	0.3%
Other Securities		57,597,781	2.8%

TOTAL BELGIUM		81,747,818	3.9%

DENMARK — (2.5%)
Other Securities		60,941,548	2.9%

FINLAND — (5.7%)
KCI Konecranes Oyj	232,703	9,278,182	0.5%
Kesko Oyj	138,078	6,852,025	0.3%
Other Securities		121,719,940	5.9%

TOTAL FINLAND		137,850,147	6.7%

FRANCE — (11.0%)
Arkema SA	199,362	12,882,495	0.6%
#Bourbon SA	155,755	7,098,282	0.3%
Gemalto NV	149,247	6,801,849	0.3%
#Neopost SA	86,402	7,177,299	0.4%
*Rhodia SA	311,738	8,691,016	0.4%
SEB SA	87,918	8,430,197	0.4%
Societe BIC SA	84,787	7,526,006	0.4%
*Valeo SA	232,962	12,592,625	0.6%
Zodiac Aerospace SA	105,911	7,489,218	0.4%
Other Securities		187,174,892	9.0%

TOTAL FRANCE		265,863,879	12.8%

GERMANY — (12.7%)
*Aareal Bank AG	302,222	7,378,490	0.3%
#Aixtron AG	314,748	10,249,247	0.5%
#Aurubis AG	144,707	7,460,677	0.4%
Bilfinger Berger SE	162,980	11,946,841	0.6%
MTU Aero Engines Holding AG	165,906	10,009,105	0.5%
Rheinmetall AG	111,360	8,031,101	0.4%
Rhoen-Klinikum AG	379,608	8,894,423	0.4%
#*SGL Carbon SE	217,830	8,077,263	0.4%
Software AG	70,053	9,809,297	0.5%
Symrise AG	278,877	8,494,967	0.4%
Wincor Nixdorf AG	112,151	8,204,044	0.4%
Other Securities		207,265,186	10.0%

TOTAL GERMANY		305,820,641	14.8%

GREECE — (2.4%)
Other Securities		57,410,789	2.8%

IRELAND — (2.4%)
DCC P.L.C.	308,989	8,941,049	0.4%
*Dragon Oil P.L.C.	1,347,570	9,665,121	0.5%
Paddy Power P.L.C.	180,573	7,291,136	0.3%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (Continued)
Other Securities		$32,432,703	1.6%

TOTAL IRELAND		58,330,009	2.8%

ISRAEL — (2.5%)
Other Securities		59,837,955	2.9%

ITALY — (7.4%)
#Pirelli & Co. SpA	782,291	6,684,015	0.3%
Prysmian SpA	542,696	10,518,765	0.5%
Other Securities		161,636,889	7.8%

TOTAL ITALY		178,839,669	8.6%

NETHERLANDS — (4.9%)
*Crucell NV	230,971	7,476,179	0.4%
#Imtech NV	249,209	8,372,256	0.4%
Nutreco NV	136,273	9,927,338	0.5%
SBM Offshore NV	556,537	11,359,298	0.5%
Other Securities		80,715,939	3.9%

TOTAL NETHERLANDS		117,851,010	5.7%

NORWAY — (2.9%)
#TGS Nopec Geophysical Co. ASA	404,241	7,005,340	0.3%
Other Securities		62,350,129	3.0%

TOTAL NORWAY		69,355,469	3.3%

PORTUGAL — (0.9%)
Other Securities		22,377,327	1.1%

SPAIN — (5.2%)
Ebro Foods SA	312,280	6,867,586	0.3%
Other Securities		119,346,366	5.8%

TOTAL SPAIN		126,213,952	6.1%

SWEDEN — (6.3%)
#Elekta AB Series B	302,500	11,441,870	0.6%
Trelleborg AB Series B	878,565	8,280,093	0.4%
Other Securities		133,282,089	6.4%

TOTAL SWEDEN		153,004,052	7.4%

SWITZERLAND — (13.0%)
Aryzta AG	289,080	12,810,535	0.6%
*Clariant AG	877,755	14,844,717	0.7%
#Galenica Holding AG	17,786	8,595,752	0.4%
*GAM Holding AG	664,563	10,499,380	0.5%
#*Logitech International SA	590,988	11,204,264	0.5%
Nobel Biocare Holding AG	439,153	7,260,518	0.4%
PSP Swiss Property AG	141,111	10,844,983	0.5%
Sulzer AG	76,216	9,279,827	0.5%
Swiss Life Holding AG	66,645	8,155,630	0.4%
#*Temenos Group AG	198,827	6,664,445	0.3%
#Valiant Holding AG	45,484	7,107,562	0.4%
Other Securities		205,411,944	9.9%

TOTAL SWITZERLAND		312,679,557	15.1%

TOTAL COMMON STOCKS		2,064,626,190	99.6%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		2,777	0.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
BELGIUM — (0.0%)
Other Securities		$1,158	0.0%

ITALY — (0.0%)
Other Securities		21,088	0.0%

TOTAL RIGHTS/WARRANTS		25,023	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $8,480,000 FNMA 5.50%, 12/01/38, valued at $4,364,113) to be repurchased at $4,298,068	$4,298	4,298,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.3%)
§@DFA Short Term Investment Fund	339,465,423	339,465,423	16.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $5,121,648)## to be repurchased at $5,021,316	$5,021	5,021,224	0.3%

TOTAL SECURITIES LENDING COLLATERAL		344,486,647	16.7%

TOTAL INVESTMENTS — (100.0%) (Cost $2,089,127,748)		$2,413,435,860	116.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$107,937	$56,394,431	—	$56,502,368
Belgium	12	81,747,806	—	81,747,818
Denmark	74,652	60,866,896	—	60,941,548
Finland	—	137,850,147	—	137,850,147
France	243,069	265,620,810	—	265,863,879
Germany	116,993	305,703,648	—	305,820,641
Greece	249,728	57,161,061	—	57,410,789
Ireland	433,218	57,896,791	—	58,330,009
Israel	4,001,787	55,836,168	—	59,837,955
Italy	—	178,839,669	—	178,839,669
Netherlands	1,759,091	116,091,919	—	117,851,010
Norway	—	69,355,469	—	69,355,469
Portugal	1,012,387	21,364,940	—	22,377,327
Spain	—	126,213,952	—	126,213,952
Sweden	—	153,004,052	—	153,004,052
Switzerland	494,724	312,184,833	—	312,679,557
Rights/Warrants
Austria	—	2,777	—	2,777
Belgium	1,050	108	—	1,158
Italy	9,127	11,961	—	21,088
Temporary Cash Investments	—	4,298,000	—	4,298,000
Securities Lending Collateral	—	344,486,647	—	344,486,647

TOTAL	$8,503,775	$2,404,932,085	—	$2,413,435,860

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (79.4%)
Consumer Discretionary — (8.3%)
Astral Media, Inc. Class A	186,347	$7,472,882	1.1%
Corus Entertainment, Inc. Class B	278,300	6,008,595	0.9%
#Groupe Aeroplan, Inc.	593,776	7,219,161	1.1%
#*Imax Corp.	270,137	5,861,488	0.9%
#Quebecor, Inc. Class B	159,493	5,753,258	0.9%
*RONA, Inc.	442,375	5,638,666	0.9%
Other Securities		31,398,080	4.7%

Total Consumer Discretionary		69,352,130	10.5%

Consumer Staples — (2.0%)
Other Securities		16,936,325	2.6%

Energy — (14.2%)
#*Bankers Petroleum, Ltd.	759,182	5,322,239	0.8%
*Crew Energy, Inc.	268,096	5,183,698	0.8%
#Progress Energy Resources Corp.	387,604	4,115,846	0.6%
ShawCor, Ltd.	209,500	6,445,838	1.0%
Trican Well Service, Ltd.	494,693	8,575,519	1.3%
#*Uranium One, Inc.	1,819,900	7,440,909	1.1%
Other Securities		81,350,490	12.2%

Total Energy		118,434,539	17.8%

Financials — (5.4%)
AGF Management, Ltd. Class B	330,879	5,375,689	0.8%
#Canadian Western Bank	226,200	5,624,504	0.8%
#Home Capital Group, Inc.	113,700	5,354,457	0.8%
#TMX Group, Inc.	194,874	6,481,151	1.0%
Other Securities		22,319,762	3.4%

Total Financials		45,155,563	6.8%

Health Care — (3.6%)
#*MDS, Inc.	464,108	5,196,699	0.8%
*SXC Health Solutions Corp.	184,318	7,196,336	1.1%
#Valeant Pharmaceuticals International, Inc.	302,138	8,359,971	1.2%
Other Securities		9,196,218	1.4%

Total Health Care		29,949,224	4.5%

Industrials — (7.6%)
#CAE, Inc.	358,590	4,022,227	0.6%
IESI-BFC, Ltd.	293,935	6,879,330	1.0%
Russel Metals, Inc.	229,900	4,526,318	0.7%
*Stantec, Inc.	159,195	4,400,144	0.7%
#Superior Plus Corp.	367,830	4,381,934	0.7%
Toromont Industries, Ltd.	262,959	7,495,066	1.1%
Other Securities		32,005,570	4.8%

Total Industrials		63,710,589	9.6%

Information Technology — (4.5%)
*Celestica, Inc.	797,607	6,717,761	1.0%
*MacDonald Dettweiler & Associates, Ltd.	143,020	7,125,058	1.1%
#*Open Text Corp.	135,242	5,983,056	0.9%
Other Securities		17,352,359	2.6%

Total Information Technology		37,178,234	5.6%

Materials — (32.8%)
#Alamos Gold, Inc.	396,920	6,145,080	0.9%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Materials — (Continued)
#*Consolidated Thompson Iron Mines, Ltd.	656,633	$6,360,951	1.0%
*Detour Gold Corp.	237,256	6,929,950	1.0%
#*Eastern Platinum, Ltd.	2,845,360	5,189,106	0.8%
#*Equinox Minerals, Ltd.	1,652,990	8,978,885	1.4%
#*Euro Goldfields, Ltd.	494,960	6,687,468	1.0%
#*Golden Star Resources, Ltd.	870,710	4,567,407	0.7%
#HudBay Minerals, Inc.	498,098	7,862,906	1.2%
*Lundin Mining Corp.	1,147,100	7,265,679	1.1%
Methanex Corp.	359,200	10,002,236	1.5%
*New Gold, Inc.	908,957	6,728,724	1.0%
#*Novagold Resources, Inc.	499,855	5,606,767	0.8%
#Pan Amer Silver Corp.	220,900	7,067,327	1.1%
#*Quadra FNX Mining, Ltd.	543,917	7,679,581	1.2%
#*SEMAFO, Inc.	867,985	10,416,841	1.6%
Sherritt International Corp.	888,402	6,907,567	1.0%
#*Silver Standard Resources, Inc.	266,867	6,489,167	1.0%
Silvercorp Metals, Inc.	528,430	4,942,859	0.7%
#*Taseko Mines, Ltd.	649,000	4,104,373	0.6%
#*Thompson Creek Metals Co., Inc.	474,700	5,715,576	0.9%
#West Fraser Timber Co., Ltd.	123,716	5,373,683	0.8%
#*Western Coal Corp.	688,705	4,659,344	0.7%
Other Securities		128,192,410	19.3%

Total Materials		273,873,887	41.3%

Telecommunication Services — (0.3%)
Other Securities		2,260,301	0.3%

Utilities — (0.7%)
Other Securities		6,102,692	0.9%

TOTAL COMMON STOCKS		662,953,484	99.9%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19valued at $661,781) to be repurchased at $649,010	$649	649,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.5%)
§@DFA Short Term Investment Fund	168,636,615	168,636,615	25.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,868,042)## to be repurchased at $2,811,858	$2,812	2,811,806	0.4%

TOTAL SECURITIES LENDING COLLATERAL		171,448,421	25.8%

TOTAL INVESTMENTS — (100.0%) (Cost $792,036,344)		$835,050,905	125.8%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$69,352,130	—	—	$69,352,130
Consumer Staples	16,936,325	—	—	16,936,325
Energy	118,434,539	—	—	118,434,539
Financials	45,155,563	—	—	45,155,563
Health Care	29,949,224	—	—	29,949,224
Industrials	63,710,589	—	—	63,710,589
Information Technology	37,178,234	—	—	37,178,234
Materials	273,873,887	—	—	273,873,887
Telecommunication Services	2,260,301	—	—	2,260,301
Utilities	6,102,692	—	—	6,102,692
Temporary Cash Investments	—	$649,000	—	649,000
Securities Lending Collateral	—	171,448,421	—	171,448,421

TOTAL	$662,953,484	$172,097,421	—	$835,050,905

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.7%)
BRAZIL — (3.1%)
Cia Siderurgica Nacional SA	734,552	$12,161,171	0.5%
Petroleo Brasilerio SA ADR	1,009,389	34,440,353	1.4%
Other Securities		38,669,099	1.5%

TOTAL BRAZIL		85,270,623	3.4%

CHILE — (2.0%)
Other Securities		53,671,271	2.1%

CHINA — (11.3%)
Bank of China, Ltd.	36,691,000	22,085,287	0.9%
China Construction Bank Corp.	21,737,000	20,780,648	0.8%
#China Life Insurance Co., Ltd. ADR	250,705	16,488,868	0.6%
#China Mobile, Ltd. Sponsored ADR	696,697	35,789,325	1.4%
#CNOOC, Ltd. ADR	68,756	14,364,504	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	34,093,000	27,543,516	1.1%
PetroChina Co., Ltd. ADR	115,210	14,165,070	0.6%
Tencent Holdings, Ltd.	700,600	16,123,103	0.6%
Other Securities		136,946,084	5.4%

TOTAL CHINA		304,286,405	12.0%

COLOMBIA — (0.3%)
Other Securities		7,472,398	0.3%

CZECH REPUBLIC — (0.7%)
CEZ A.S.	254,916	11,272,835	0.4%
Other Securities		7,245,270	0.3%

TOTAL CZECH REPUBLIC		18,518,105	0.7%

EGYPT — (0.1%)
Other Securities		3,589,496	0.1%

HUNGARY — (1.0%)
Other Securities		26,401,798	1.0%

INDIA — (10.8%)
HDFC Bank, Ltd.	378,035	19,427,251	0.8%
Infosys Technologies, Ltd.	398,967	26,735,874	1.1%
#Infosys Technologies, Ltd. Sponsored ADR	233,496	15,746,970	0.6%
ITC, Ltd.	3,212,684	12,399,207	0.5%
Larsen & Toubro, Ltd.	282,173	12,860,404	0.5%
Reliance Industries, Ltd.	1,898,511	46,866,998	1.8%
Tata Consultancy Services, Ltd.	641,575	15,223,695	0.6%
Other Securities		142,815,741	5.6%

TOTAL INDIA		292,076,140	11.5%

INDONESIA — (2.8%)
PT Astra International Tbk	2,821,561	18,065,369	0.7%
PT Telekomunikasi Indonesia Tbk	13,911,140	14,122,335	0.6%
Other Securities		43,866,000	1.7%

TOTAL INDONESIA		76,053,704	3.0%

ISRAEL — (0.0%)
Other Securities		38	0.0%

MALAYSIA — (4.5%)
CIMB Group Holdings Berhad	5,354,954	14,300,384	0.6%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (Continued)
Other Securities		$106,241,503	4.2%

TOTAL MALAYSIA		120,541,887	4.8%

MEXICO — (6.7%)
America Movil S.A.B. de C.V. Series L	23,307,621	66,725,332	2.7%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	11,602,058	0.5%
Grupo Mexico S.A.B. de C.V. Series B	4,075,517	13,426,630	0.5%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	8,551,980	23,402,284	0.9%
Other Securities		66,525,865	2.6%

TOTAL MEXICO		181,682,169	7.2%

PERU — (0.4%)
Other Securities		9,785,049	0.4%

PHILIPPINES — (0.6%)
Other Securities		15,583,766	0.6%

POLAND — (1.4%)
Other Securities		39,187,798	1.5%

RUSSIA — (4.0%)
Gazprom OAO Sponsored ADR	1,743,505	38,174,119	1.5%
Lukoil OAO Sponsored ADR	354,178	19,750,701	0.8%
Other Securities		49,770,935	2.0%

TOTAL RUSSIA		107,695,755	4.3%

SOUTH AFRICA — (7.9%)
Impala Platinum Holdings, Ltd.	478,692	13,514,497	0.5%
MTN Group, Ltd.	1,659,950	29,395,910	1.2%
Naspers, Ltd. Series N	324,237	16,882,139	0.7%
#Sasol, Ltd. Sponsored ADR	920,291	41,643,168	1.6%
Standard Bank Group, Ltd.	861,864	12,676,857	0.5%
Other Securities		100,238,872	4.0%

TOTAL SOUTH AFRICA		214,351,443	8.5%

SOUTH KOREA — (12.0%)
#Hyundai Heavy Industries Co., Ltd.	47,395	15,460,234	0.6%
Hyundai Mobis	53,070	13,216,066	0.5%
Hyundai Motor Co., Ltd.	95,919	14,520,680	0.6%
#POSCO	46,060	19,010,253	0.8%
Samsung Electronics Co., Ltd.	97,139	64,444,531	2.5%
Samsung Electronics Co., Ltd. GDR	49,372	16,479,096	0.7%
Other Securities		180,231,033	7.1%

TOTAL SOUTH KOREA		323,361,893	12.8%

TAIWAN — (10.8%)
Formosa Chemicals & Fiber Co., Ltd.	4,232,445	12,103,668	0.5%
Formosa Plastics Corp.	5,051,648	14,473,970	0.6%
Hon Hai Precision Industry Co., Ltd.	5,190,997	19,632,544	0.8%
#HTC Corp.	553,558	12,553,253	0.5%
Nan Ya Plastic Corp.	6,817,564	15,144,810	0.6%
#Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	46,056,661	1.8%
Other Securities		173,173,003	6.8%

TOTAL TAIWAN		293,137,909	11.6%

THAILAND — (1.9%)
Other Securities		52,250,619	2.1%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.4%)
Turkiye Garanti Bankasi A.S.	2,842,585	$ 17,159,207	0.7%
Other Securities		47,443,189	1.9%

TOTAL TURKEY		64,602,396	2.6%

TOTAL COMMON STOCKS		2,289,520,662	90.5%

PREFERRED STOCKS — (8.7%)
BRAZIL — (8.7%)
Banco Bradesco SA	1,584,132	32,459,659	1.3%
Cia de Bebidas das Americas SA Preferred ADR	151,600	21,108,784	0.8%
Itau Unibanco Holding SA	1,765,755	42,682,192	1.7%
Petroleo Brasilerio SA ADR	1,376,550	42,934,594	1.7%
Vale SA Series A	1,412,691	39,672,996	1.6%
Other Securities		56,392,921	2.2%

TOTAL BRAZIL		235,251,146	9.3%

TOTAL PREFERRED STOCKS		235,251,146	9.3%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		1,932	0.0%

TAIWAN — (0.0%)
Other Securities		6,600	0.0%

TOTAL RIGHTS/WARRANTS		8,532	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $13,610,000 FHLMC 5.00%, 10/15/19, valued at $15,396,313) to be repurchased at $15,165,240	$15,165	15,165,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.0%)
§@DFA Short Term Investment Fund	162,574,034	162,574,034	6.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $906,014)## to be repurchased at $888,265	$888	888,249	0.1%

TOTAL SECURITIES LENDING COLLATERAL		163,462,283	6.5%

TOTAL INVESTMENTS — (100.0%) (Cost $1,331,491,186)		$2,703,407,623	106.9%

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$85,270,623	—	—	$85,270,623
Chile	53,671,271	—	—	53,671,271
China	95,237,645	$209,048,760	—	304,286,405
Colombia	7,472,398	—	—	7,472,398
Czech Republic	—	18,518,105	—	18,518,105
Egypt	—	3,589,496	—	3,589,496
Hungary	—	26,401,798	—	26,401,798
India	25,482,298	266,593,842	—	292,076,140
Indonesia	—	76,053,704	—	76,053,704
Israel	—	38	—	38
Malaysia	10,037	120,531,850	—	120,541,887
Mexico	181,674,371	7,798	—	181,682,169
Peru	9,785,049	—	—	9,785,049
Philippines	—	15,583,766	—	15,583,766
Poland	—	39,187,798	—	39,187,798
Russia	153,300	107,542,455	—	107,695,755
South Africa	61,497,185	152,854,258	—	214,351,443
South Korea	3,515,103	319,846,790	—	323,361,893
Taiwan	10,914,911	282,222,998	—	293,137,909
Thailand	52,250,619	—	—	52,250,619
Turkey	—	64,602,396	—	64,602,396
Preferred Stocks
Brazil	235,251,146	—	—	235,251,146
Rights/Warrants
China	—	1,932	—	1,932
Taiwan	—	6,600	—	6,600
Temporary Cash Investments	—	15,165,000	—	15,165,000
Securities Lending Collateral	—	163,462,283	—	163,462,283

TOTAL	$822,185,956	$1,881,221,667	—	$2,703,407,623

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.0%)
ARGENTINA — (0.0%)
Other Securities		$—	0.0%

BRAZIL — (7.5%)
BR Malls Participacoes SA	567,258	5,327,948	0.3%
Diagnosticos Da America SA	507,200	6,159,901	0.3%
Duratex SA	624,462	7,198,409	0.4%
*Lojas Renner SA	273,700	10,859,144	0.6%
PDG Realty SA Empreendimentos e Participacoes	459,817	5,692,612	0.3%
Sul America SA	344,448	4,049,589	0.2%
Totvs SA	49,764	4,516,018	0.2%
Other Securities		111,262,919	5.9%

TOTAL BRAZIL		155,066,540	8.2%

CHILE — (2.5%)
Corpbanca SA	285,638,523	4,493,486	0.3%
*Empresas La Polar SA	801,254	5,715,006	0.3%
Other Securities		41,816,909	2.2%

TOTAL CHILE		52,025,401	2.8%

CHINA — (12.2%)
#*Brilliance China Automotive Holdings, Ltd.	12,088,000	10,635,308	0.6%
China Yurun Food Group, Ltd.	1,688,000	6,555,071	0.4%
ENN Energy Holdings, Ltd.	2,178,000	6,519,695	0.3%
#*Hunan Non-Ferrous Metal Corp., Ltd.	8,774,000	3,944,343	0.2%
#*Semiconductor Manufacturing International Corp.	93,483,000	7,834,980	0.4%
#Skyworth Digital Holdings, Ltd.	6,672,815	3,915,246	0.2%
Other Securities		212,074,509	11.3%

TOTAL CHINA		251,479,152	13.4%

HUNGARY — (0.2%)
Other Securities		3,422,269	0.2%

INDIA — (12.0%)
Bhushan Steel, Ltd.	391,545	4,382,078	0.2%
LIC Housing Finance, Ltd.	148,431	4,477,435	0.2%
Shriram Transport Finance Co., Ltd.	260,052	5,166,633	0.3%
Other Securities		234,355,119	12.5%

TOTAL INDIA		248,381,265	13.2%

INDONESIA — (3.7%)
PT Charoen Pokphand Indonesia Tbk	6,835,500	6,559,173	0.4%
PT Kalbe Farma Tbk	14,904,238	4,476,715	0.2%
Other Securities		66,018,951	3.5%

TOTAL INDONESIA		77,054,839	4.1%

ISRAEL — (0.0%)
Other Securities		790,735	0.0%

MALAYSIA — (5.0%)
Other Securities		103,078,350	5.5%

MEXICO — (3.8%)
#Banco Compartamos S.A. de C.V.	612,400	4,314,772	0.2%
#*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	4,222,222	0.2%
#Embotelladora Arca S.A.B. de C.V.	1,909,100	7,885,010	0.4%
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	7,183,948	0.4%
Grupo Continental S.A.B. de C.V.	3,036,559	8,557,844	0.5%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#*Industrias CH S.A.B. de C.V. Series B	1,172,808	$4,226,592	0.2%
#TV Azteca S.A.B. de C.V. Series A	6,581,300	4,940,772	0.3%
Other Securities		36,696,292	1.9%

TOTAL MEXICO		78,027,452	4.1%

PHILIPPINES — (2.3%)
Aboitiz Equity Ventures, Inc.	6,767,000	5,276,577	0.3%
Other Securities		41,813,722	2.2%

TOTAL PHILIPPINES		47,090,299	2.5%

POLAND — (2.2%)
Other Securities		45,259,624	2.4%

SOUTH AFRICA — (8.6%)
Adcock Ingram Holdings, Ltd.	565,230	5,239,226	0.3%
*Aveng, Ltd.	981,591	6,169,886	0.3%
Barloworld, Ltd.	579,959	4,344,138	0.2%
Clicks Group, Ltd.	918,874	5,984,671	0.3%
Foschini Group, Ltd. (The)	672,822	8,160,841	0.4%
Grindrod, Ltd.	1,607,864	3,896,553	0.2%
Imperial Holdings, Ltd.	422,517	6,904,540	0.4%
JD Group, Ltd.	983,807	6,913,498	0.4%
Metropolitan Holdings, Ltd.	2,025,393	4,888,202	0.3%
Mr. Price Group, Ltd.	693,186	6,263,264	0.3%
Reunert, Ltd.	594,843	5,436,191	0.3%
Spar Group, Ltd. (The)	622,477	8,462,463	0.5%
Tongaat-Hulett, Ltd.	629,016	8,799,490	0.5%
Woolworths Holdings, Ltd.	1,831,592	7,176,559	0.4%
Other Securities		89,316,610	4.7%

TOTAL SOUTH AFRICA		177,956,132	9.5%

SOUTH KOREA — (11.3%)
Busan Bank	401,750	5,005,650	0.3%
Daegu Bank, Ltd.	315,263	4,136,509	0.2%
#Hanwha Chemical Corp.	187,517	5,106,807	0.3%
Hyundai Securities Co.	300,510	3,938,888	0.2%
Other Securities		216,279,152	11.5%

TOTAL SOUTH KOREA		234,467,006	12.5%

TAIWAN — (10.8%)
Other Securities		223,970,240	11.9%

THAILAND — (3.3%)
Other Securities		67,206,616	3.6%

TURKEY — (2.6%)
Other Securities		53,708,911	2.8%

TOTAL COMMON STOCKS		1,818,984,831	96.7%

PREFERRED STOCKS — (2.9%)
BRAZIL — (2.9%)
#Braskem SA Preferred A Sponsored ADR	301,000	6,275,850	0.3%
Klabin SA	1,412,700	3,946,554	0.2%
Suzano Papel e Celullose SA	488,293	4,592,016	0.3%
Ultrapar Participacoes SA	112,095	6,810,218	0.4%
Other Securities		38,173,102	2.0%

TOTAL BRAZIL		59,797,740	3.2%

CHILE — (0.0%)
Other Securities		28,478	0.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDIA — (0.0%)
Other Securities		$37,093	0.0%

MALAYSIA — (0.0%)
Other Securities		9,384	0.0%

TOTAL PREFERRED STOCKS		59,872,695	3.2%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		30,821	0.0%

INDIA — (0.0%)
Other Securities		118,976	0.0%

INDONESIA — (0.0%)
Other Securities		14,863	0.0%

MALAYSIA — (0.0%)
Other Securities		63,540	0.0%

POLAND — (0.0%)
Other Securities		769,887	0.0%

SOUTH KOREA — (0.0%)
Other Securities		76,648	0.0%

THAILAND — (0.0%)
Other Securities		113,211	0.0%

TOTAL RIGHTS/WARRANTS		1,187,946	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,715,000 FNMA 3.126%(r), 09/01/40, valued at $5,872,937) to be repurchased at $5,786,092	$5,786	5,786,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	180,694,390	180,694,390	9.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,145,517)## to be repurchased at $1,123,077	$1,123	1,123,056	0.1%

TOTAL SECURITIES LENDING COLLATERAL		181,817,446	9.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,391,523,697)		$2,067,648,918	109.9%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	—	—	—	—
Brazil	$155,066,540	—	—	$155,066,540
Chile	52,025,401	—	—	52,025,401
China	3,878,440	$247,600,712	—	251,479,152
Hungary	—	3,422,269	—	3,422,269
India	1,768,808	246,612,457	—	248,381,265
Indonesia	323,334	76,731,505	—	77,054,839
Israel	3,185	787,550	—	790,735
Malaysia	81,368	102,996,982	—	103,078,350
Mexico	77,708,646	318,806	—	78,027,452
Philippines	45,479	47,044,820	—	47,090,299
Poland	480,316	44,779,308	—	45,259,624
South Africa	765,167	177,190,965	—	177,956,132
South Korea	1,319,141	233,147,865	—	234,467,006
Taiwan	248,717	223,721,523	—	223,970,240
Thailand	66,450,408	756,208	—	67,206,616
Turkey	—	53,708,911	—	53,708,911
Preferred Stocks
Brazil	59,761,877	35,863	—	59,797,740
Chile	28,478	—	—	28,478
India	—	37,093	—	37,093
Malaysia	9,384	—	—	9,384
Rights/Warrants
China	20,134	10,687	—	30,821
India	—	118,976	—	118,976
Indonesia	—	14,863	—	14,863
Malaysia	20,361	43,179	—	63,540
Poland	—	769,887	—	769,887
South Korea	—	76,648	—	76,648
Thailand	50,261	62,950	—	113,211
Temporary Cash Investments	—	5,786,000	—	5,786,000
Securities Lending Collateral	—	181,817,446	—	181,817,446

TOTAL	$420,055,445	$1,647,593,473	—	$2,067,648,918

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series	The Japanese Small Company Series	The Asia Pacific Small Company Series
ASSETS:
Investments at Value (including $907,199, $1,113,371, $157,308 and $128,176 of securities on loan, respectively)	$8,790,214	$6,883,172	$1,201,990	$926,595
Temporary Cash Investments at Value & Cost	32,141	19,298	2,483	77
Collateral Received from Securities on Loan at Value & Cost	940,825	1,179,043	168,208	147,201
Foreign Currencies at Value	—	5,268	193	5,311
Cash	—	15	15	16
Receivables:
Investment Securities Sold	22,909	—	144	1,266
Dividends, Interest and Tax Reclaims	10,683	17,428	8,552	2,014
Securities Lending Income	552	314	167	187
Fund Shares Sold	—	817	10	—
Unrealized Gain on Foreign Currency Contracts	—	54	17	—

Total Assets	9,797,324	8,105,409	1,381,779	1,082,667

LIABILITIES:
Payables:
Upon Return of Securities Loaned	940,825	1,179,043	168,208	147,201
Investment Securities Purchased	34,042	4,564	1,779	139
Fund Shares Redeemed	4,926	403	—	40
Due to Advisor	725	1,168	102	78
Accrued Expenses and Other Liabilities	406	598	90	71

Total Liabilities	980,924	1,185,776	170,179	147,529

NET ASSETS	$8,816,400	$6,919,633	$1,211,600	$935,138

Investments at Cost	$6,950,120	$5,304,390	$1,417,496	$729,427

Foreign Currencies at Cost	$—	$5,262	$191	$5,292

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series	The Emerging Markets Series	The Emerging Markets Small Cap Series
ASSETS:
Investments at Value (including $20,169, $317,386, $162,680, $155,961 and $161,114 of securities on loan, respectively)	$1,026,574	$2,064,651	$662,954	$2,524,780	$1,880,046
Temporary Cash Investments at Value & Cost	3	4,298	649	15,165	5,786
Collateral Received from Securities on Loan at Value & Cost	21,307	344,487	171,448	163,462	181,817
Foreign Currencies at Value	12,317	2,670	113	3,772	388
Cash	16	16	27	43	66
Receivables:
Investment Securities Sold	—	2,884	1	12,252	60
Dividends, Interest and Tax Reclaims	2,284	2,413	184	2,383	1,137
Securities Lending Income	8	417	135	260	331
Fund Shares Sold	13	13	—	161	161
Unrealized Gain on Foreign Currency Contracts	—	2	—	6	—

Total Assets	1,062,522	2,421,851	835,511	2,722,284	2,069,792

LIABILITIES:
Payables:
Upon Return of Securities Loaned	21,307	344,487	171,448	163,462	181,817
Investment Securities Purchased	4,385	4,574	252	56	2,097
Fund Shares Redeemed	—	—	—	24,164	—
Due to Advisor	85	169	54	211	309
Unrealized Loss on Foreign Currency Contracts	—	—	—	8	—
Deferred Thailand Capital Gains Tax	—	—	—	4,459	3,997
Accrued Expenses and Other Liabilities	51	137	35	431	216

Total Liabilities	25,828	349,367	171,789	192,791	188,436

NET ASSETS	$1,036,694	$2,072,484	$663,722	$2,529,493	$1,881,356

Investments at Cost	$932,253	$1,740,343	$619,939	$1,152,864	$1,203,920

Foreign Currencies at Cost	$12,159	$2,556	$112	$3,671	$387

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series	The Japanese Small Company Series	The Asia Pacific Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $15,467, $1,667 and $624, respectively)	$172,913	$171,182	$22,210	$27,220
Interest	42	37	4	6
Income from Securities Lending	3,974	8,478	2,464	2,095

Total Investment Income	176,929	179,697	24,678	29,321

Expenses
Investment Advisory Services Fees	8,301	12,890	1,181	770
Accounting & Transfer Agent Fees	827	651	140	100
Custodian Fees	92	1,256	264	386
Shareholders’ Reports	49	38	7	4
Directors’/Trustees’ Fees & Expenses	78	62	10	7
Professional Fees	162	188	24	20
Other	74	130	20	14

Total Expenses	9,583	15,215	1,646	1,301

Net Investment Income (Loss)	167,346	164,482	23,032	28,020

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	360,748	(15,709)	46,684
Foreign Currency Transactions	—	(156)	792	(20)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	182,952	(460)	129,509
Translation of Foreign Currency Denominated Amounts	—	537	315	(75)

Net Realized and Unrealized Gain (Loss)	1,316,819	544,081	(15,062)	176,098

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,484,165	$708,563	$7,970	$204,118

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series	The Emerging Markets Series	The Emerging Markets Small Cap Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $61, $5,672, $824, $6,189 and $3,313, respectively)	$25,291	$35,967	$4,796	$51,067	$32,627
Interest	4	12	6	8	9
Income from Securities Lending	175	5,216	1,169	2,046	2,552

Total Investment Income	25,470	41,195	5,971	53,121	35,188

Expenses
Investment Advisory Services Fees	851	1,724	500	2,246	2,840
Accounting & Transfer Agent Fees	107	192	73	244	162
Custodian Fees	77	585	133	1,565	1,369
Shareholders’ Reports	5	10	3	13	8
Directors’/Trustees’ Fees & Expenses	8	17	5	22	14
Professional Fees	16	48	10	84	64
Other	14	36	7	56	32

Total Expenses	1,078	2,612	731	4,230	4,489

Net Investment Income (Loss)	24,392	38,583	5,240	48,891	30,699

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	35,525	72,573	6,585	160,587	102,089
Foreign Currency Transactions	126	811	40	541	77 **
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	152,112	156,901	168,950	337,045	382,774
Translation of Foreign Currency Denominated Amounts	(30)	30	(11)	(5)	(76)
Change in Deferred Thailand Capital Gains Tax	—	—	—	(2,275)	(3,052)

Net Realized and Unrealized Gain (Loss)	187,733	230,315	175,564	495,893	481,812

Net Increase (Decrease) in Net Assets Resulting from Operations	$212,125	$268,898	$180,804	$544,784	$512,511

**	Net of foreign capital gain taxes withheld of $184.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series		The Japanese Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,346	$155,080	$164,482	$161,170	$23,032	$23,685
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	(122,113)	360,748	63,984	(15,709)	(27,421)
Futures	—	7,204	—	(1,125)	—	1,131
Foreign Currency Transactions	—	—	(156)	3,828	792	2,027
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	1,161,370	182,952	1,395,836	(460)	227,157
Futures	—	(29)	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	537	240	315	(641)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,165	1,201,512	708,563	1,623,933	7,970	225,938

Transactions in Interest:
Contributions	512,765	734,173	611,794	449,410	61,990	37,597
Withdrawals	(688,930)	(1,166,648)	(592,688)	(581,716)	(41,396)	(143,463)

Net Increase (Decrease) from Transactions in Interest	(176,165)	(432,475)	19,106	(132,306)	20,594	(105,866)

Total Increase (Decrease) in Net Assets	1,308,000	769,037	727,669	1,491,627	28,564	120,072
Net Assets
Beginning of Period	7,508,400	6,739,363	6,191,964	4,700,337	1,183,036	1,062,964

End of Period	$8,816,400	$7,508,400	$6,919,633	$6,191,964	$1,211,600	$1,183,036

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$28,020	$19,547	$24,392	$23,533	$38,583	$36,091
Net Realized Gain (Loss) on:
Investment Securities Sold	46,684	(32,245)	35,525	(34,448)	72,573	(13,321)
Futures	—	(432)	—	534	—	(476)
Foreign Currency Transactions	(20)	146	126	(50)	811	(549)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	129,509	330,580	152,112	234,459	156,901	468,759
Futures	—	(3)	—	(1)	—	(9)
Translation of Foreign Currency Denominated Amounts	(75)	209	(30)	(199)	30	305

Net Increase (Decrease) in Net Assets Resulting from Operations	204,118	317,802	212,125	223,828	268,898	490,800

Transactions in Interest:
Contributions	85,604	21,607	59,131	26,861	199,653	118,904
Withdrawals	(35,581)	(99,649)	(5,034)	(35,607)	(26,959)	(90,397)

Net Increase (Decrease) from Transactions in Interest	50,023	(78,042)	54,097	(8,746)	172,694	28,507

Total Increase (Decrease) in Net Assets	254,141	239,760	266,222	215,082	441,592	519,307
Net Assets
Beginning of Period	680,997	441,237	770,472	555,390	1,630,892	1,111,585

End of Period	$935,138	$680,997	$1,036,694	$770,472	$2,072,484	$1,630,892

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Canadian Small Company Series		The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,240	$3,432	$48,891	$43,700	$30,699	$20,144
Net Realized Gain (Loss) on:
Investment Securities Sold	6,585	(38,817)	160,587	40,421	102,089	(13,070)
Futures	—	(322)	—	(2,920)	—	(181)
Foreign Currency Transactions	40	(182)	541	(24)	77 **	(182)
In-Kind Redemptions	—	—	—	17,805 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	168,950	159,928	337,045	642,058	382,774	535,144
Futures	—	—	—	(32)	—	(10)
Translation of Foreign Currency Denominated Amounts	(11)	19	(5)	210	(76)	185
Change in Deferred Thailand Capital Gains Tax	—	—	(2,275)	(1,366)	(3,052)	(786)

Net Increase (Decrease) in Net Assets Resulting from Operations	180,804	124,058	544,784	739,852	512,511	541,244

Transactions in Interest:
Contributions	117,737	37,000	199,169	162,102	344,585	168,060
Withdrawals	—	(28,750)	(323,776)	(417,162)*	(143,713)	(107,710)

Net Increase (Decrease) from Transactions in Interest	117,737	8,250	(124,607)	(255,060)	200,872	60,350

Total Increase (Decrease) in Net Assets	298,541	132,308	420,177	484,792	713,383	601,594
Net Assets
Beginning of Period	365,181	232,873	2,109,316	1,624,524	1,167,973	566,379

End of Period	$663,722	$365,181	$2,529,493	$2,109,316	$1,881,356	$1,167,973

  *    See Note K in the Notes to Financial Statements.

**    Net of foreign capital gain taxes withheld of $184.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%
Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%

	The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%
Net Assets, End of Period (thousands)	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	20%	18%	16	%(C)	16%	8%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series
	Year Ended Oct 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	0.72%	22.69%	(26.87	)%(C)	(1.16)%	(2.28)%	31.03%

Net Assets, End of Period (thousands)	$1,211,600	$1,183,036	$1,062,964		$1,504,821	$1,385,722	$1,151,429
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.13	%(B)	0.13%	0.14%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.95%	2.15%	2.64	%(B)	1.94%	1.68%	1.51%
Portfolio Turnover Rate	10%	7%	10	%(C)	9%	9%	6%

	The Asia Pacific Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	28.91%	84.98%	(57.75	)%(C)	47.23%	38.26%	9.30%

Net Assets, End of Period (thousands)	$935,138	$680,997	$441,237		$1,205,154	$749,627	$395,923
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.15	%(B)	0.15%	0.17%	0.27%
Ratio of Net Investment Income to Average Net Assets	3.64%	4.00%	4.33	%(B)	3.58%	4.19%	4.33%
Portfolio Turnover Rate	18%	23%	20	%(C)	25%	14%	10%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The United Kingdom Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	25.94%	43.51%	(50.77	)%(C)	2.42%	44.80%	12.88%

Net Assets, End of Period (thousands)	$1,036,694	$770,472	$555,390		$1,158,580	$1,117,826	$643,038
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.12	%(B)	0.12%	0.13%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.86%	4.02%	3.79	%(B)	2.72%	2.70%	3.19%
Portfolio Turnover Rate	15%	10%	25	%(C)	12%	8%	12%

	The Continental Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	15.37%	43.78%	(49.66	)%(C)	17.49%	47.10%	18.97%

Net Assets, End of Period (thousands)	$2,072,484	$1,630,892	$1,111,585		$2,256,122	$1,875,194	$981,938
Ratio of Expenses to Average Net Assets	0.15%	0.16%	0.14	%(B)	0.14%	0.15%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.93%	3.49	%(B)	2.16%	2.27%	2.16%
Portfolio Turnover Rate	12%	7%	18	%(C)	12%	7%	18%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007

Total Return	43.17%	61.67%	(56.44	)%(C)	10.20	%(C)

Net Assets, End of Period (thousands)	$663,722	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.05%	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	10%	23%	21	%(C)	6	%(C)

	The Emerging Markets Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	27.04%	53.99%	(48.15	)%(C)	42.62%		31.87%	31.23%

Net Assets, End of Period (thousands)	$2,529,493	$2,109,316	$1,624,524		$3,707,790		$2,414,971	$1,852,565
Ratio of Expenses to Average Net Assets	0.19%	0.20%	0.18	%(B)	0.19%		0.20%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.57%	3.00	%(B)	2.52%		2.54%	3.70%
Portfolio Turnover Rate	12%	14%	19	%(C)	7%		11%	9%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	41.96%	92.08%	(56.84	)%(C)	43.32%	40.55%	24.85%

Net Assets, End of Period (thousands)	$1,881,356	$1,167,973	$566,379		$1,525,571	$903,529	$545,271
Ratio of Expenses to Average Net Assets	0.32%	0.33%	0.30	%(B)	0.31%	0.34%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.52%	3.07	%(B)	1.94%	2.39%	2.70%
Portfolio Turnover Rate	15%	13%	19	%(C)	16%	18%	8%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which nine are included in this section of the report (collectively, the “Series”), and three are presented in separate reports.

Domestic Equity Portfolio	International Equity Portfolios
The U.S. Large Cap Value Series	The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Effective December 31, 2008 and November 1, 2008, The U.S. Large Cap Value Series and The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevent trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging

Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These Series are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Trust. For the year ended October 31, 2010, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Cap Value Series	0.10%
The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$214
The DFA International Value Series	167
The Japanese Small Company Series	36
The Asia Pacific Small Company Series	17
The United Kingdom Small Company Series	20
The Continental Small Company Series	42
The Canadian Small Company Series	9
The Emerging Markets Series	57
The Emerging Markets Small Cap Series	28

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,275,573	$2,324,050
The DFA International Value Series	$1,456,793	$1,277,745
The Japanese Small Company Series	163,391	117,375

	Purchases	Sales
The Asia Pacific Small Company Series	206,699	138,132
The United Kingdom Small Company Series	189,382	121,594
The Continental Small Company Series	416,808	200,743
The Canadian Small Company Series	167,163	50,262
The Emerging Markets Series	276,316	352,561
The Emerging Markets Small Cap Series	447,425	215,575

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Series had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
The Japanese Small Company Series	$ 715	$ 32
The Asia Pacific Small Company Series	20,807	310
The United Kingdom Small Company Series	2,607	—
The Continental Small Company Series	328	6,878
The Canadian Small Company Series	10,180	2,733
The Emerging Markets Series	462	—
The Emerging Markets Small Cap Series	718	293

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$7,923,103	$1,950,355	$(110,278)	$1,840,077
The DFA International Value Series	6,502,935	1,696,236	(117,658)	1,578,578
The Japanese Small Company Series	1,590,149	122,117	(339,585)	(217,468)
The Asia Pacific Small Company Series	901,611	308,290	(136,028)	172,262
The United Kingdom Small Company Series	960,749	259,623	(172,488)	87,135
The Continental Small Company Series	2,090,469	575,896	(252,929)	322,967
The Canadian Small Company Series	802,216	136,111	(103,276)	32,835
The Emerging Markets Series	1,332,379	1,390,857	(19,829)	1,371,028
The Emerging Markets Small Cap Series	1,392,722	759,335	(84,408)	674,927

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’

tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Markets Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Master Funds may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period

The DFA International Value Series	0.94%	$3,278	14	$ 1	$ 6,386
The Japanese Small Company Series	0.88%	80	12	—	199
The Asia Pacific Small Company Series	0.92%	459	31	—	1,736
The United Kingdom Small Company Series	0.93%	139	9	—	1,003
The Continental Small Company Series	0.94%	993	16	—	2,421
The Emerging Markets Series	0.89%	6,211	63	10	41,407
The Emerging Markets Small Cap Series	0.90%	2,974	39	3	6,471

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. In addition, The Emerging Market Series and The Emerging Markets Small Cap Series received non-cash collateral with a market value of $85,839 and $125, respectively (in thousands). Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, The Emerging Markets Series realized net gains of $17,805 (in thousands) of in-kind redemptions.

L. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

M. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Market Series and The Emerging Markets Small Cap Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHART

DIMENSIONAL EMERGING MARKETS VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

Emerging markets performed well for the fiscal year ended October 31, 2010, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Fund Performance Overview

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund seeks to capture the returns of large and small cap value stocks as measured by book to market ratio in selected emerging markets countries. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Fund held 2,016 stocks in 17 emerging markets countries. In general, the Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Fund’s assets. The Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Fund’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.55% for the Fund and 23.56% for the MSCI Emerging Markets Index (net dividends). The Fund targets large and small cap value stocks while the Index primarily targets large and mid cap stocks. The Fund’s relative outperformance was primarily due to its higher allocation than the Index to small cap value stocks, which outperformed, and a lower allocation than the Index to large cap stocks, which underperformed. To a lesser extent, an additional component of the Fund’s outperformance was due to differences in valuation timing and methodology between the Fund and the Index. The Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2010
EXPENSE TABLE
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,121.50	0.21%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Consumer Discretionary	8.8%
Consumer Staples	6.7%
Energy	12.9%
Financials	30.8%
Health Care	0.7%
Industrials	11.5%
Information Technology	6.6%
Materials	18.8%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	1.7%
Utilities	1.5%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.2%)
BRAZIL — (7.9%)
#Banco Santander Brasil SA ADR	10,011,893	$144,171,259	1.2%
BM&F Bovespa SA	22,558,150	188,128,311	1.6%
BRF - Brasil Foods SA ADR	2,898,191	42,400,534	0.3%
#*Fibria Celulose SA Sponsored ADR	2,444,493	43,903,094	0.4%
#Petroleo Brasileiro SA ADR	2,310,397	78,830,746	0.7%
Other Securities		511,654,175	4.3%

TOTAL BRAZIL		1,009,088,119	8.5%

CHILE — (2.5%)
Empresas CMPC SA	1,512,741	81,335,149	0.7%
#Enersis SA Sponsored ADR	3,017,368	68,826,164	0.6%
Other Securities		172,239,889	1.4%

TOTAL CHILE		322,401,202	2.7%

CHINA — (12.1%)
Bank of China, Ltd.	470,554,474	283,239,227	2.4%
China Construction Bank Corp.	72,842,000	69,637,206	0.6%
#China Petroleum & Chemical Corp. ADR	606,083	57,765,771	0.5%
#China Unicom Hong Kong, Ltd. ADR	4,715,857	66,021,998	0.5%
Other Securities		1,072,566,776	9.0%

TOTAL CHINA		1,549,230,978	13.0%

CZECH REPUBLIC — (0.4%)
Other Securities		44,808,463	0.4%

HUNGARY — (1.1%)
#*MOL Hungarian Oil & Gas P.L.C.	451,154	47,937,453	0.4%
#*OTP Bank P.L.C.	2,633,742	78,216,750	0.7%
Other Securities		16,419,394	0.1%

TOTAL HUNGARY		142,573,597	1.2%

INDIA — (10.2%)
Hindalco Industries, Ltd.	9,934,662	47,243,508	0.4%
#ICICI Bank, Ltd. Sponsored ADR	3,332,795	175,238,361	1.5%
Reliance Industries, Ltd.	7,365,013	181,814,091	1.5%
Other Securities		899,743,882	7.5%

TOTAL INDIA		1,304,039,842	10.9%

INDONESIA — (3.1%)
PT Bumi Resources Tbk	280,320,500	70,190,067	0.6%
Other Securities		331,711,535	2.8%

TOTAL INDONESIA		401,901,602	3.4%

ISRAEL — (0.0%)
Other Securities		3,639,775	0.0%

MALAYSIA — (3.4%)
AMMB Holdings Berhad	21,831,262	44,387,897	0.4%
PPB Group Berhad	6,909,766	42,656,648	0.3%
Other Securities		354,846,470	3.0%

TOTAL MALAYSIA		441,891,015	3.7%

MEXICO — (5.5%)
#*Cemex S.A.B. de C.V. Sponsored ADR	11,578,134	101,540,235	0.9%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	1,617,816	88,834,277	0.7%
#Grupo Carso S.A.B. de C.V. Series A-1	10,578,093	60,960,244	0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#Grupo Financiero Banorte S.A.B. de C.V.	10,027,360	$42,901,314	0.4%
#Grupo Mexico S.A.B. de C.V. Series B	24,866,224	81,920,796	0.7%
#Organizacion Soriana S.A.B. de C.V. Series B	14,451,500	44,016,919	0.4%
Other Securities		290,330,610	2.4%

TOTAL MEXICO		710,504,395	6.0%

PHILIPPINES — (1.0%)
Other Securities		121,877,101	1.0%

POLAND — (1.7%)
*Polski Koncern Naftowy Orlen SA	5,310,008	74,871,545	0.7%
Other Securities		146,060,520	1.2%

TOTAL POLAND		220,932,065	1.9%

RUSSIA — (4.4%)
Gazprom OAO Sponsored ADR	18,589,632	407,020,812	3.4%
Lukoil OAO Sponsored ADR	2,257,507	125,889,656	1.1%
Other Securities		29,266,180	0.2%

TOTAL RUSSIA		562,176,648	4.7%

SOUTH AFRICA — (7.6%)
ABSA Group, Ltd.	3,202,004	62,031,775	0.5%
#Gold Fields, Ltd. Sponsored ADR	7,845,589	123,724,939	1.1%
#Nedbank Group, Ltd.	2,742,435	51,214,855	0.4%
Sanlam, Ltd.	28,700,406	107,458,594	0.9%
Other Securities		631,684,711	5.3%

TOTAL SOUTH AFRICA		976,114,874	8.2%

SOUTH KOREA — (11.7%)
Hyundai Motor Co., Ltd.	909,723	137,718,248	1.1%
#KB Financial Group, Inc. ADR	2,538,946	113,998,675	1.0%
#LG Display Co., Ltd. ADR	2,809,493	48,351,375	0.4%
#*LG Electronics, Inc.	747,229	65,798,650	0.5%
#POSCO ADR	1,058,114	109,980,369	0.9%
Samsung Corp.	834,818	49,026,745	0.4%
Shinhan Financial Group Co., Ltd.	1,534,998	59,466,140	0.5%
#Shinhan Financial Group Co., Ltd. ADR	802,794	62,433,289	0.5%
#SK Energy Co., Ltd.	320,419	43,117,922	0.4%
Other Securities		817,269,532	6.9%

TOTAL SOUTH KOREA		1,507,160,945	12.6%

TAIWAN — (11.0%)
#*AU Optronics Corp. Sponsored ADR	6,421,347	64,406,110	0.5%
*Chimei Innolux Corp.	49,903,746	66,965,890	0.6%
Fubon Financial Holding Co., Ltd.	35,221,501	43,089,224	0.3%
Mega Financial Holding Co., Ltd.	73,353,000	50,855,439	0.4%
United Microelectronics Corp.	116,004,069	55,645,336	0.5%
Other Securities		1,130,452,372	9.5%

TOTAL TAIWAN		1,411,414,371	11.8%

THAILAND — (2.4%)
Other Securities		303,985,751	2.6%

TURKEY — (2.2%)
Other Securities		284,884,341	2.4%

TOTAL COMMON STOCKS		11,318,625,084	95.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (4.3%)
BRAZIL — (4.3%)
#Gerdau SA Sponsored ADR	4,348,258	$56,701,284	0.5%
Metalurgica Gerdau SA	4,022,600	61,582,237	0.5%
Petroleo Brasileiro SA ADR	3,327,243	103,776,709	0.9%
Usinas Siderurgicas de Minas Gerais SA Series A	7,092,710	88,935,233	0.7%
Other Securities		240,405,478	2.0%

TOTAL BRAZIL		551,400,941	4.6%

INDIA — (0.0%)
Other Securities		87,486	0.0%

MALAYSIA — (0.0%)
Other Securities		80,926	0.0%

TOTAL PREFERRED STOCKS		551,569,353	4.6%

RIGHTS/WARRANTS — (0.0%)

CHINA — (0.0%)
Other Securities		205,255	0.0%

INDONESIA — (0.0%)
Other Securities		1,733	0.0%

MALAYSIA — (0.0%)
Other Securities		450,428	0.0%

POLAND — (0.0%)
Other Securities		1,486,062	0.0%

SOUTH KOREA — (0.0%)
Other Securities		186,825	0.0%

TAIWAN — (0.0%)
Other Securities		74,585	0.0%

THAILAND — (0.0%)
Other Securities		305,184	0.0%

TOTAL RIGHTS/WARRANTS		2,710,072	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $81,705,000 FHLMC 4.00%, 09/01/24, valued at $71,456,943) to be repurchased at $83,314,319	$83,313	83,313,000	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.8%)
§@DFA Short Term Investment Fund	877,175,369	877,175,369	7.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,439,213)## to be repurchased at $1,411,019	$1,411	$1,410,993	0.0%

TOTAL SECURITIES LENDING COLLATERAL		878,586,362	7.4%

TOTAL INVESTMENTS — (100.0%) (Cost $9,604,404,435)		$12,834,803,871	107.7%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

Summary of inputs used to value the Fund’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,009,088,119	—	—	$1,009,088,119
Chile	322,401,202	—	—	322,401,202
China	200,110,080	$1,349,120,898	—	1,549,230,978
Czech Republic	—	44,808,463	—	44,808,463
Hungary	—	142,573,597	—	142,573,597
India	195,153,304	1,108,886,538	—	1,304,039,842
Indonesia	723,328	401,178,274	—	401,901,602
Israel	31,353	3,608,422	—	3,639,775
Malaysia	425,797	441,465,218	—	441,891,015
Mexico	709,803,830	700,565	—	710,504,395
Philippines	—	121,877,101	—	121,877,101
Poland	—	220,932,065	—	220,932,065
Russia	—	562,176,648	—	562,176,648
South Africa	180,709,172	795,405,702	—	976,114,874
South Korea	335,419,044	1,171,741,901	—	1,507,160,945
Taiwan	76,080,903	1,335,333,468	—	1,411,414,371
Thailand	295,095,677	8,890,074	—	303,985,751
Turkey	—	284,884,341	—	284,884,341
Preferred Stocks
Brazil	551,400,941	—	—	551,400,941
India	—	87,486	—	87,486
Malaysia	80,926	—	—	80,926
Rights/Warrants
China	190,603	14,652	—	205,255
Indonesia	—	1,733	—	1,733
Malaysia	450,428	—	—	450,428
Poland	—	1,486,062	—	1,486,062
South Korea	—	186,825	—	186,825
Taiwan	—	74,585	—	74,585
Thailand	65,435	239,749	—	305,184
Temporary Cash Investments	—	83,313,000	—	83,313,000
Securities Lending Collateral	—	878,586,362	—	878,586,362

TOTAL	$3,877,230,142	$8,957,573,729	—	$12,834,803,871

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $817,079 of securities on loan)	$11,872,905
Temporary Cash Investments at Value & Cost	83,313
Collateral Received from Securities on Loan at Value & Cost	878,586
Foreign Currencies at Value	10,524
Cash	547
Receivables:
Investment Securities Sold	979
Dividends, Interest and Tax Reclaims	10,196
Fund Shares Sold	13,173
Securities Lending Income	918
Unrealized Gain on Foreign Currency Contracts	25

Total Assets	12,871,166

LIABILITIES:
Payables:
Upon Return of Securities Loaned	878,586
Investment Securities Purchased	55,280
Due to Advisor	988
Unrealized Loss on Foreign Currency Contracts	5
Deferred Thailand Capital Gains Tax	16,976
Accrued Expenses and Other Liabilities	1,376

Total Liabilities	953,211

NET ASSETS	$11,917,955

Investments at Cost	$8,642,505

Foreign Currencies at Cost	$10,371

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $21,174)	$180,635
Interest	82
Income from Securities Lending	8,842

Total Investment Income	189,559

Expenses
Investment Advisory Services Fees	9,448
Accounting & Transfer Agent Fees	940
Custodian Fees	6,991
Shareholders’ Reports	50
Directors’/Trustees’ Fees & Expenses	93
Professional Fees	420
Other	251

Total Expenses	18,193

Net Investment Income (Loss)	171,366

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	591,224
Foreign Currency Transactions	(3,254)**
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,841,702
Translation of Foreign Currency Denominated Amounts	(154)
Change in Deferred Thailand Capital Gains Tax	(10,266)

Net Realized and Unrealized Gain (Loss)	2,419,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,590,618

** Net of foreign capital gain taxes withheld of $1,806.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$171,366	$119,269
Net Realized Gain (Loss) on:
Investment Securities Sold	591,224	346,115
Futures	—	(3,835)
Foreign Currency Transactions	(3,254)**	(2,499)
In-Kind Redemptions	—	25,938 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,841,702	2,817,363
Futures	—	(30)
Translation of Foreign Currency Denominated Amounts	(154)	449
Change in Deferred Thailand Capital Gains Tax	(10,266)	(3,804)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,618	3,298,966

Transactions in Interest:
Contributions	2,372,583	1,430,899
Withdrawals	(1,010,371)	(813,144)*

Net Increase (Decrease) from Transactions in Interest	1,362,212	617,755

Total Increase (Decrease) in Net Assets	3,952,830	3,916,721
Net Assets
Beginning of Period	7,965,125	4,048,404

End of Period	$11,917,955	$7,965,125

*	See Note J in the Notes to Financial Statements.
**	Net of foreign capital gain taxes withheld of $1,806.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND†

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	30.55%	79.39%	(55.47	)%(C)	51.59%	42.14%	31.60%
Net Assets, End of Period (thousands)	$11,917,955	$7,965,125	$4,048,404		$8,188,710	$4,837,912	$2,417,064
Ratio of Expenses to Average Net Assets	0.19%	0.21%	0.19	%(B)	0.19%	0.22%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.17%	3.19	%(B)	2.50%	2.57%	3.23%
Portfolio Turnover Rate	15%	20%	14	%(C)	14%	9%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund Inc. (“DEM I”) was organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended. Effective November 21, 1997, DEM I was reorganized as an open-end management investment company. On October 27, 2009, the Board of Directors and shareholders of DEM I approved an Agreement and Plan of Reorganization that provided for the reorganization of DEM I from a Maryland corporation to a Delaware statutory trust. Effective October 30, 2009, DEM I transferred all of its assets and liabilities to Dimensional Emerging Markets Value Fund (“DEM II” or the “Fund”), a Delaware statutory trust, in a tax-free exchange under IRC §368(a)(1)(F).

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure, elected with the consent of its Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II and Emerging Markets Value Portfolio (“Portfolio”) will maintain their books and records and present their financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Fund from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Fund will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2010, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $192 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to the Fund are directly charged.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

The Fund’s investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. The Fund is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Fund. For the year ended October 31, 2010, the Fund’s advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $19 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Fund made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,866,979
Sales	1,412,511

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series’ are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Fund’s investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At October 31, 2010, the Fund had cumulative unrealized appreciation (depreciation) (mark to market) of $1,547 (in thousands) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $4 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.
At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,616,484	$3,784,673	$(566,353)	$3,218,320

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund’s tax position and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure with one RIC feeder and other direct client investors has made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principals for investment partnerships. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities on October 31, 2009 to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332, for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of the Master Fund was October 31, 2009.

For federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code §334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholder owning 80% or more of the master fund, pursuant to Code §332(a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to Code §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to Code §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. As a result of the transaction, Dimensional Emerging Markets Value Fund recognized a $104,402,506 and ($16,523) capital gain and currency loss respectively, for tax year ended October 31, 2009.

F. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Fund may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by the Fund was less than the repurchase price. On November 2, 2010, the additional collateral was posted and the repurchase agreement was fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Fund.

3.    Futures Contracts:    The Fund may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. The Fund entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Fund had no outstanding futures contracts.

G. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Fund under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Fund under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.87%	$23,610	32	$18	$60,454

There were no outstanding borrowings by the Fund under this line of credit as of October 31, 2010.

H. Securities Lending:

As of October 31, 2010, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities.

However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

Subject to its stated investment policy, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Fund’s prospectus, the Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2009, the Fund realized $25,938 (in thousands) of net gain.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Dimensional Emerging Markets Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional Emerging Markets Value Fund (the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian A. Newton Vice President Age: 35	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research

Associate of Dimensional Fund Advisors LP (2004 to 2006);

Research Assistant in PhD program, Aeronautics Department

California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for

Dimensional Fund Advisors LP (since July 2005). Prior to 2005,

Graduate Student at the University of Chicago Booth School of

Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer

for Dimensional (since Januay 2008). Formerly, Compliance

Officer (February 2006-December 2007) and Compliance Analyst

(August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July

2005, institutional client service representative of Dimensional.

Formerly, Financial Services Analyst, Cato Institute (September

2001 to June 2004); Book Review Editor, Cato Journal, Cato

Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations

Manager for Dimensional Fund Advisors LP (since May 2007).

Formerly, Vice President Client and Fund Reporting at Mellon

Financial (September 2005-May 2007); Vice President Business

Development at CUADPRO Marketing (July 2003-September

2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short- Term Capital Gain(7)
Enhanced U.S. Large Company Portfolio	100%	—	—	—	—	100%	—	—	5%	—	—	100%	100%
U.S. Large Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U. S Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Micro Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Large Cap International Portfolio	100%	—	—	—	—	100%	100%	100%	—	4%	110%	100%	100%
International Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	4%	138%	100%	100%
International Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	3%	136%	100%	100%
Japanese Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	125%	100%	100%
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	1%	125%	100%	100%
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Continental Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	144%	100%	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	1%	73%	100%	100%
DFA Global Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA International Small Cap Value Portfolio	94%	—	6%	—	—	100%	100%	100%	—	4%	150%	100%	100%
International Vector Equity Portfolio	99%	—	1%	—	—	100%	100%	100%	—	4%	136%	100%	100%
Emerging Markets Portfolio	46%	3%	51%	—	—	100%	100%	100%	—	6%	134%	100%	100%
Emerging Markets Small Cap Portfolio	93%	—	7%	—	—	100%	100%	100%	—	6%	153%	100%	100%
Emerging Markets Value Portfolio	36%	21%	43%	—	—	100%	100%	100%	—	4%	101%	100%	100%
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	158%	100%	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	3%	126%	100%	100%
U.S. Large Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxbale income (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-001A

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

Tax-Managed U.S. Marketwide Value Portfolio

Tax-Managed U.S. Equity Portfolio

Tax-Managed U.S. Targeted Value Portfolio

Tax-Managed U.S. Small Cap Portfolio

T.A. U.S. Core Equity 2 Portfolio

Tax-Managed DFA International Value Portfolio

T.A. World ex U.S. Core Equity Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio/Series as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

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DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

5

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds”, do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds”. Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

Tax-Managed U.S. Marketwide Value Portfolio

The Tax-Managed U.S. Marketwide Value Portfolio seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Portfolio through its investment in the Master Fund, was exposed to 1,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Master Fund’s diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.17% for the Portfolio and 16.41% for the Russell 3000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and somewhat greater exposure to small cap securities drove outperformance. The Master Fund is more inclusive than the Index across the market capitalization segments in the micro cap range. This greater exposure to micro cap stocks and the composition of those stocks contributed to the Portfolio’s outperformance. Overall, the Master Fund holds nearly 800 fewer securities and therefore composition effects between the Portfolio and the Index are common. During this period the composition effects contributed to outperformance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.8% relative to the Index as REITs was the best-performing sector over the period.

Tax-Managed U.S. Equity Portfolio

The Tax-Managed U.S. Equity Portfolio seeks to capture the returns associated with the broad universe of U.S. stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Master Fund in which the Portfolio invests held 2,659 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.10% for the Portfolio, 18.34% for the Russell 3000® Index and 19.04% for the Dow Jones US Total Stock Market IndexSM (Full Cap). Relative to the Russell 3000® Index, underperformance by the Portfolio was attributable to small differences in allocations across the market capitalization segments. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.4% relative to the Index as REITs was the best-performing sector over the period.

As of January 4, 2010, the Russell 3000® Index was selected to replace the Dow Jones US Total Stock Market IndexSM as the appropriate benchmark for the Portfolio.

6

Tax-Managed U.S. Targeted Value Portfolio

The Tax-Managed U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid capitalization company value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 1,422 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.43% for the Portfolio and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s outperformance was primarily attributable to its greater exposure to mid cap stocks and its higher concentration in securities with the most prominent value characteristics. REITs, which comprised 12% of the Index on average, are excluded from the Portfolio. This exclusion negatively impacted Portfolio relative returns by approximately 1.3% relative to the Index.

Tax-Managed U.S. Small Cap Portfolio

The Tax-Managed U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 26.61% for the Portfolio and 26.57% for the Russell 2000® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to differences in Portfolio composition within the tiniest micro cap stocks, which added approximately 0.8% to the Portfolio’s relative performance. REITs, which comprised 7% of the Index on average, are excluded from the Portfolio. This exclusion negatively impacted Portfolio relative returns by approximately 0.6% as REITs outperformed the rest of the small cap universe.

T.A. U.S. Core Equity 2 Portfolio

The T.A. U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio, while minimizing federal income tax implications of investment decisions. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,142 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 21.49% for the Portfolio and 18.34% for the Russell 3000® Index. In general, US large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

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International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%

8

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Portfolio Performance Overview

Tax-Managed DFA International Value Portfolio

The Tax-Managed DFA International Value Portfolio seeks to capture the returns of international large company value stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Portfolio held 486 stocks in 23 developed countries. In general the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, total returns were 10.34% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Portfolio’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

T.A. World ex U.S. Core Equity Portfolio

The T.A. World ex U.S. Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks in developed and emerging markets, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The Portfolio intends to consider the effects

9

of the realization of capital gains and taxable dividend income. When selling a security, the Portfolio will typically select the highest cost shares to minimize the realization of capital gains and may refrain from disposing of a security until the long-term holding period for capital gains tax purposes has been satisfied. The purchase of a stock may be delayed to avoid dividend income, and a stock may be sold to realize a capital loss, subject to applicable investment criteria. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 5,843 stocks in 23 developed country markets and 20 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 16.78% for the Portfolio and 12.62% for the MSCI All Country World ex USA Index (net dividends). In general, non-U.S. large cap stocks underperformed non-U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to small cap stocks were the primary sources of the Portfolio’s relative outperformance.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Tax-Managed U.S. Marketwide Value Portfolio**
Actual Fund Return	$1,000.00	$972.80	0.37%	$1.84
Hypothetical 5% Annual Return	$1,000.00	$1,023.34	0.37%	$1.89

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Tax-Managed U.S. Equity Portfolio**
Actual Fund Return	$1,000.00	$1,007.90	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12

Tax-Managed U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$964.50	0.44%	$2.18
Hypothetical 5% Annual Return	$1,000.00	$1,022.99	0.44%	$2.24

Tax-Managed U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$984.20	0.52%	$2.60
Hypothetical 5% Annual Return	$1,000.00	$1,022.58	0.52%	$2.65

T.A. U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$990.60	0.25%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

Tax-Managed DFA International Value Portfolio
Actual Fund Return	$1,000.00	$1,060.90	0.55%	$2.86
Hypothetical 5% Annual Return	$1,000.00	$1,022.43	0.55%	$2.80

T.A. World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,077.30	0.49%	$2.57
Hypothetical 5% Annual Return	$1,000.00	$1,022.74	0.49%	$2.50

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category.

FEEDER FUNDS

Affiliated Investment Companies
Tax-Managed U.S. Marketwide Value Portfolio	100.0%
Tax-Managed U.S. Equity Portfolio	100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed U.S. Targeted Value Portfolio		Tax-Managed U.S. Small Cap Portfolio		T.A. U.S. Core Equity 2 Portfolio
Consumer Discretionary	17.4%	Consumer Discretionary	16.7%	Consumer Discretionary	15.3%
Consumer Staples	3.9%	Consumer Staples	3.5%	Consumer Staples	6.5%
Energy	10.6%	Energy	5.8%	Energy	10.1%
Financials	26.0%	Financials	15.3%	Financials	18.1%
Health Care	6.5%	Health Care	11.2%	Health Care	10.2%
Industrials	14.7%	Industrials	18.3%	Industrials	14.0%
Information Technology	12.3%	Information Technology	19.7%	Information Technology	14.9%
Materials	7.4%	Materials	5.8%	Materials	5.2%
Other	—	Other	—	Other	—
Telecommunication Services	0.7%	Telecommunication Services	1.1%	Telecommunication Services	3.2%
Utilities	0.5%	Utilities	2.6%	Utilities	2.5%

	100.0%		100.0%		100.0%

13

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

Tax-Managed DFA International Value Portfolio		T.A. World ex U.S. Core Equity Portfolio
Consumer Discretionary	15.3%	Consumer Discretionary	13.0%
Consumer Staples	6.5%	Consumer Staples	6.6%
Energy	12.0%	Energy	8.1%
Financials	28.8%	Financials	25.3%
Health Care	1.4%	Health Care	3.9%
Industrials	10.4%	Industrials	15.9%
Information Technology	2.7%	Information Technology	6.3%
Materials	12.2%	Materials	14.5%
Telecommunication Services	7.7%	Other	—
Utilities	3.0%	Real Estate Investment Trusts	—

	100.0%	Telecommunication Services	3.3%
		Utilities	3.1%

			100.0%

14

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2010

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of
The DFA Investment Trust Company	$1,897,227,075

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,690,491,947)	$1,897,227,075

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,897,227,075	—	—	$1,897,227,075

TAX MANAGED U.S. EQUITY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Equity Series of
The DFA Investment Trust Company	$1,286,421,762

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $905,903,363)	$1,286,421,762

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,286,421,762	—	—	$1,286,421,762

See accompanying Notes to Financial Statements.

15

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.3%)
Consumer Discretionary — (15.5%)
#*BJ’s Restaurants, Inc.	303,336	$10,055,588	0.5%
#Dillard’s, Inc.	401,591	10,244,586	0.5%
#*Gaylord Entertainment Co.	260,518	8,685,670	0.4%
*Liberty Media Corp. Capital Class A	360,759	20,758,073	1.0%
*Mohawk Industries, Inc.	206,049	11,814,850	0.5%
#*Royal Caribbean Cruises, Ltd.	333,477	13,185,681	0.6%
#*Saks, Inc.	900,209	10,028,328	0.5%
*Wyndham Worldwide Corp.	377,800	10,861,750	0.5%
Other Securities		275,438,395	12.8%

Total Consumer Discretionary		371,072,921	17.3%

Consumer Staples — (3.5%)
Del Monte Foods Co.	708,356	10,157,825	0.5%
*Ralcorp Holdings, Inc.	149,606	9,284,548	0.4%
Other Securities		64,705,762	3.0%

Total Consumer Staples		84,148,135	3.9%

Energy — (9.5%)
Cimarex Energy Co.	252,215	19,357,501	0.9%
*Complete Production Services, Inc.	321,689	7,537,173	0.4%
#*Exterran Holdings, Inc.	296,231	7,456,134	0.4%
Patterson-UTI Energy, Inc.	473,266	9,186,093	0.4%
*Plains Exploration & Production Co.	367,516	10,242,671	0.5%
*Rowan Cos., Inc.	322,685	10,616,336	0.5%
*Sunoco, Inc.	244,020	9,143,429	0.4%
*Whiting Petroleum Corp.	167,363	16,809,940	0.8%
Other Securities		136,156,860	6.3%

Total Energy		226,506,137	10.6%

Financials — (23.2%)
Allied World Assurance Co. Holdings, Ltd.	135,681	7,762,310	0.4%
*American Capital, Ltd.	1,046,025	7,301,254	0.3%
American Financial Group, Inc.	338,085	10,338,639	0.5%
*Assurant, Inc.	210,530	8,324,356	0.4%
#Comerica, Inc.	191,316	6,845,286	0.3%
Endurance Specialty Holdings, Ltd.	174,222	7,212,791	0.3%
Harleysville Group, Inc.	219,301	7,528,603	0.4%
Huntington Bancshares, Inc.	1,265,538	7,175,600	0.3%
#*MBIA, Inc.	629,793	7,059,980	0.3%
#*Old Republic International Corp.	785,781	10,372,309	0.5%
Reinsurance Group of America, Inc.	235,808	11,806,907	0.6%
Transatlantic Holdings, Inc.	222,479	11,702,395	0.5%
Validus Holdings, Ltd.	318,676	9,037,651	0.4%
White Mountains Insurance Group, Ltd.	24,056	7,678,675	0.4%
Other Securities		433,406,221	20.2%

Total Financials		553,552,977	25.8%

Health Care — (5.8%)
*HealthSpring, Inc.	285,272	8,327,090	0.4%
*Hologic, Inc.	573,148	9,181,831	0.4%
Omnicare, Inc.	341,925	8,247,231	0.4%
#*Viropharma, Inc.	429,403	7,025,033	0.3%
Other Securities		104,891,927	4.9%

Total Health Care		137,673,112	6.4%

16

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.2%)
*Alaska Air Group, Inc.	144,700	$ 7,640,160	0.3%
*Amerco, Inc.	93,653	7,709,515	0.4%
*Esterline Technologies Corp.	118,749	7,177,190	0.3%
*Owens Corning, Inc.	367,806	9,945,474	0.5%
*Ryder System, Inc.	255,543	11,180,006	0.5%
*Trimas Corp.	464,012	7,345,310	0.3%
Other Securities		263,364,541	12.3%

Total Industrials		314,362,196	14.6%

Information Technology — (11.0%)
*Arrow Electronics, Inc.	302,018	8,942,753	0.4%
*IAC/InterActiveCorp.	403,904	11,268,922	0.5%
*Ingram Micro, Inc.	524,552	9,263,588	0.4%
*Sandisk Corp.	371,916	13,976,603	0.7%
Other Securities		219,785,488	10.3%

Total Information Technology		263,237,354	12.3%

Materials — (6.6%)
Ashland, Inc.	194,884	10,061,861	0.5%
#Domtar Corp.	106,552	8,455,967	0.4%
*MeadWestavco Corp.	417,215	10,734,942	0.5%
Reliance Steel & Aluminum Co.	200,657	8,397,495	0.4%
Other Securities		119,422,460	5.5%

Total Materials		157,072,725	7.3%

Other — (0.0%)
Other Securities		294	0.0%

Telecommunication Services — (0.6%)
Other Securities		15,249,120	0.7%

Utilities — (0.4%)
Other Securities		10,595,170	0.5%

TOTAL COMMON STOCKS		2,133,470,141	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,014,297	9,014,297	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.3%)
§@DFA Short Term Investment Fund	244,801,010	244,801,010	11.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,863,530 FNMA 7.000%, 08/01/38, valued at $1,200,230) to be repurchased at $1,165,294	$1,165	1,165,272	0.1%

TOTAL SECURITIES LENDING COLLATERAL		245,966,282	11.5%

TOTAL INVESTMENTS — (100.0%) (Cost $2,033,070,206)		$2,388,450,720	111.3%

17

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$371,072,921	—	—	$371,072,921
Consumer Staples	84,148,135	—	—	84,148,135
Energy	226,506,137	—	—	226,506,137
Financials	553,552,977	—	—	553,552,977
Health Care	137,673,112	—	—	137,673,112
Industrials	314,362,196	—	—	314,362,196
Information Technology	263,237,354	—	—	263,237,354
Materials	157,072,725	—	—	157,072,725
Other	—	$294	—	294
Telecommunication Services	15,249,120	—	—	15,249,120
Utilities	10,595,170	—	—	10,595,170
Rights/Warrants	—	—	—	—
Temporary Cash Investments	9,014,297	—	—	9,014,297
Securities Lending Collateral	—	245,966,282	—	245,966,282

TOTAL	$2,142,484,144	$245,966,576	—	$2,388,450,720

See accompanying Notes to Financial Statements.

18

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (86.5%)
Consumer Discretionary — (14.5%)
#*Coinstar, Inc.	30,098	$1,733,043	0.1%
*Deckers Outdoor Corp.	31,403	1,824,514	0.2%
Dillard’s, Inc.	80,522	2,054,116	0.2%
*Gaylord Entertainment Co.	63,237	2,108,322	0.2%
#*Gymboree Corp.	26,480	1,722,789	0.1%
Jarden Corp.	84,932	2,722,920	0.2%
*Jo-Ann Stores, Inc.	51,236	2,215,957	0.2%
#*Jos. A. Bank Clothiers, Inc.	41,851	1,824,704	0.2%
*Saks, Inc.	221,647	2,469,148	0.2%
#*Sally Beauty Holdings, Inc.	176,477	2,147,725	0.2%
#*Steven Madden, Ltd.	41,311	1,747,455	0.1%
*Tenneco, Inc.	54,920	1,791,490	0.2%
#*Under Armour, Inc. Class A	37,810	1,764,971	0.2%
*Valassis Communications, Inc.	73,609	2,429,097	0.2%
Other Securities		161,168,639	14.1%

Total Consumer Discretionary		189,724,890	16.6%

Consumer Staples — (3.0%)
#*TreeHouse Foods, Inc.	42,638	1,991,195	0.2%
Other Securities		37,570,020	3.3%

Total Consumer Staples		39,561,215	3.5%

Energy — (5.0%)
*Complete Production Services, Inc.	82,455	1,931,921	0.2%
#*Exterran Holdings, Inc.	79,322	1,996,535	0.2%
Lufkin Industries, Inc.	36,862	1,800,709	0.1%
RPC, Inc.	99,516	2,190,347	0.2%
Other Securities		57,311,819	5.0%

Total Energy		65,231,331	5.7%

Financials — (13.2%)
IBERIABANK Corp.	33,556	1,746,590	0.2%
*Investors Bancorp, Inc.	156,387	1,876,644	0.2%
#*MBIA, Inc.	208,470	2,336,949	0.2%
Unitrin, Inc.	71,846	1,745,858	0.1%
Other Securities		166,000,105	14.5%

Total Financials		173,706,146	15.2%

Health Care — (9.7%)
*HealthSpring, Inc.	63,300	1,847,727	0.2%
Hill-Rom Holdings, Inc.	45,073	1,746,579	0.1%
#*Incyte Corp.	121,700	2,027,522	0.2%
#*Salix Pharmaceuticals, Ltd.	137,067	5,185,245	0.4%
#*Viropharma, Inc.	115,735	1,893,425	0.2%
Other Securities		114,147,451	10.0%

Total Health Care		126,847,949	11.1%

Industrials — (15.8%)
*Alaska Air Group, Inc.	44,988	2,375,366	0.2%
*Amerco, Inc.	25,903	2,132,335	0.2%
*Esterline Technologies Corp.	38,891	2,350,572	0.2%
#GATX Corp.	55,410	1,754,281	0.1%
*GEO Group, Inc. (The)	94,584	2,426,080	0.2%
#Triumph Group, Inc.	24,063	2,011,426	0.2%
#*United Continental Holdings, Inc.	66,200	1,922,448	0.2%
*US Airways Group, Inc.	171,505	2,022,044	0.2%

19

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#*WESCO International, Inc.	43,574	$1,865,839	0.2%
Other Securities		189,061,387	16.5%

Total Industrials		207,921,778	18.2%

Information Technology — (17.1%)
*Acme Packet, Inc.	95,296	3,768,957	0.3%
*Ariba, Inc.	96,871	1,819,237	0.1%
*CACI International, Inc.	42,100	2,110,052	0.2%
iGATE Corp.	105,715	2,160,815	0.2%
#*Isilon Systems, Inc.	78,525	2,235,607	0.2%
*Lawson Software, Inc.	203,429	1,810,518	0.1%
Sapient Corp.	142,342	1,873,221	0.2%
*SuccessFactors, Inc.	70,251	1,905,207	0.2%
Other Securities		206,172,894	18.1%

Total Information Technology		223,856,508	19.6%

Materials — (5.0%)
Cabot Corp.	74,528	2,535,443	0.2%
Carpenter Technology Corp.	53,831	1,919,613	0.2%
*Kronos Worldwide, Inc.	46,501	1,880,965	0.2%
Sensient Technologies Corp.	52,915	1,709,684	0.1%
Other Securities		57,313,002	5.0%

Total Materials		65,358,707	5.7%

Other — (0.0%)
Other Securities		312	0.0%

Telecommunication Services — (1.0%)
*Syniverse Holdings, Inc.	68,473	2,087,742	0.2%
Other Securities		10,573,824	0.9%

Total Telecommunication Services		12,661,566	1.1%

Utilities — (2.2%)
Other Securities		28,911,543	2.6%

TOTAL COMMON STOCKS		1,133,781,945	99.3%

RIGHTS/WARRANTS — (0.0%)
Other Securities		8	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,948,419	6,948,419	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.0%)
§@DFA Short Term Investment Fund	170,096,300	170,096,300	14.9%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $797,132 FNMA 3.500%, 10/01/20, valued at $833,961) to be repurchased at $809,687	$810	809,671	0.1%

TOTAL SECURITIES LENDING COLLATERAL		170,905,971	15.0%

20

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $999,335,923)	$1,311,636,343	114.9%

  Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$189,724,890	—	—	$189,724,890
Consumer Staples	39,561,215	—	—	39,561,215
Energy	65,231,331	—	—	65,231,331
Financials	173,706,146	—	—	173,706,146
Health Care	126,785,021	$62,928	—	126,847,949
Industrials	207,921,778	—	—	207,921,778
Information Technology	223,856,508	—	—	223,856,508
Materials	65,358,707	—	—	65,358,707
Other	—	312	—	312
Telecommunication Services	12,661,566	—	—	12,661,566
Utilities	28,911,543	—	—	28,911,543
Rights/Warrants	8	—	—	8
Temporary Cash Investments	6,948,419	—	—	6,948,419
Securities Lending Collateral	—	170,905,971	—	170,905,971

TOTAL	$1,140,667,132	$170,969,211	—	$1,311,636,343

See accompanying Notes to Financial Statements.

21

T.A. U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.3%)
Consumer Discretionary — (13.8%)
*Carnival Corp.	118,459	$5,113,875	0.2%
*Comcast Corp. Class A	365,942	7,531,086	0.4%
*DIRECTV Class A	128,508	5,584,958	0.3%
#*Las Vegas Sands Corp.	110,371	5,063,821	0.2%
*Lowe’s Cos., Inc.	240,682	5,133,747	0.3%
*News Corp. Class A	361,845	5,232,279	0.3%
*Time Warner Cable, Inc.	88,298	5,109,805	0.2%
*Time Warner, Inc.	203,427	6,613,412	0.3%
Walt Disney Co. (The)	364,790	13,172,567	0.7%
Other Securities		249,598,167	12.4%

Total Consumer Discretionary		308,153,717	15.3%

Consumer Staples — (5.8%)
Coca-Cola Co. (The)	80,301	4,924,057	0.2%
*CVS Caremark Corp.	248,698	7,490,784	0.4%
Kraft Foods, Inc.	297,509	9,600,615	0.5%
*Procter & Gamble Co. (The)	231,134	14,693,188	0.7%
*Wal-Mart Stores, Inc.	99,788	5,405,516	0.3%
Other Securities		87,395,659	4.3%

Total Consumer Staples		129,509,819	6.4%

Energy — (9.2%)
*Anadarko Petroleum Corp.	80,333	4,946,103	0.3%
*Apache Corp.	57,291	5,787,537	0.3%
*Chevron Corp.	318,282	26,293,276	1.3%
*ConocoPhillips	243,885	14,486,769	0.7%
*Exxon Mobil Corp.	329,464	21,899,472	1.1%
*Marathon Oil Corp.	136,394	4,851,535	0.2%
Occidental Petroleum Corp.	62,864	4,942,996	0.2%
Other Securities		120,525,932	6.0%

Total Energy		203,733,620	10.1%

Financials — (16.3%)
*Bank of America Corp.	1,258,906	14,401,885	0.7%
*Bank of New York Mellon Corp. (The)	200,418	5,022,475	0.3%
*Citigroup, Inc.	1,845,315	7,694,964	0.4%
*Goldman Sachs Group, Inc. (The)	83,669	13,466,526	0.7%
*JPMorgan Chase & Co.	762,068	28,676,619	1.4%
*MetLife, Inc.	149,939	6,047,040	0.3%
*Morgan Stanley	221,389	5,505,944	0.3%
*PNC Financial Services Group, Inc.	88,597	4,775,378	0.2%
Travelers Cos., Inc. (The)	100,570	5,551,464	0.3%
*Wells Fargo & Co.	864,518	22,546,629	1.1%
Other Securities		250,161,546	12.4%

Total Financials		363,850,470	18.1%

Health Care — (9.2%)
*Amgen, Inc.	81,700	4,672,423	0.2%
*Johnson & Johnson	138,537	8,820,651	0.4%
Merck & Co., Inc.	258,176	9,366,625	0.5%
*Pfizer, Inc.	987,986	17,190,956	0.9%
UnitedHealth Group, Inc.	207,950	7,496,598	0.4%
Other Securities		156,582,314	7.8%

Total Health Care		204,129,567	10.2%

22

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.6%)
General Electric Co.	1,802,170	$28,870,763	1.4%
*Union Pacific Corp.	90,959	7,975,285	0.4%
Other Securities		243,759,465	12.1%

Total Industrials		280,605,513	13.9%

Information Technology — (13.5%)
*Apple, Inc.	31,194	9,385,339	0.5%
*Cisco Sytems, Inc.	289,961	6,619,810	0.3%
*Corning, Inc.	271,519	4,963,367	0.2%
*Google, Inc.	8,440	5,173,636	0.3%
Hewlett-Packard Co.	153,913	6,473,581	0.3%
*Intel Corp.	390,645	7,840,245	0.4%
*International Business Machines Corp.	45,223	6,494,023	0.3%
*Microsoft Corp.	282,322	7,521,058	0.4%
*Oracle Corp.	192,650	5,663,910	0.3%
Other Securities		239,346,980	11.9%

Total Information Technology		299,481,949	14.9%

Materials — (4.7%)
Dow Chemical Co. (The)	187,438	5,778,714	0.3%
Other Securities		99,574,240	4.9%

Total Materials		105,352,954	5.2%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.9%)
*AT&T, Inc.	980,996	27,958,386	1.4%
*Verizon Communications, Inc.	491,483	15,958,453	0.8%
Other Securities		20,711,299	1.0%

Total Telecommunication Services		64,628,138	3.2%

Utilities — (2.3%)
Other Securities		50,624,088	2.5%

TOTAL COMMON STOCKS		2,010,069,835	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		48,660	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,316,781	6,316,781	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.4%)
§@DFA Short Term Investment Fund	208,944,557	208,944,557	10.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,444,105 FNMA 7.000%, 08/01/38, valued at $1,024,431) to be repurchased at $994,612	$995	994,593	0.0%

TOTAL SECURITIES LENDING COLLATERAL		209,939,150	10.4%

23

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $1,900,597,924)	$2,226,374,426	110.5%

  Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$308,153,717	—	—	$308,153,717
Consumer Staples	129,509,819	—	—	129,509,819
Energy	203,733,620	—	—	203,733,620
Financials	363,850,470	—	—	363,850,470
Health Care	204,105,130	$24,437	—	204,129,567
Industrials	280,605,513	—	—	280,605,513
Information Technology	299,481,949	—	—	299,481,949
Materials	105,352,954	—	—	105,352,954
Other	—	—	—	—
Telecommunication Services	64,628,138	—	—	64,628,138
Utilities	50,624,088	—	—	50,624,088
Rights/Warrants	48,660	—	—	48,660
Temporary Cash Investments	6,316,781	—	—	6,316,781
Securities Lending Collateral	—	209,939,150	—	209,939,150

TOTAL	$2,016,410,839	$209,963,587	—	$2,226,374,426

See accompanying Notes to Financial Statements.

24

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (94.6%)
AUSTRALIA — (5.6%)
Origin Energy, Ltd.	563,370	$8,819,714	0.5%
Wesfarmers, Ltd.	881,538	28,682,249	1.6%
Other Securities		69,784,182	3.8%

TOTAL AUSTRALIA		107,286,145	5.9%

AUSTRIA — (0.2%)
Other Securities		4,519,750	0.2%

BELGIUM — (0.9%)
Other Securities		16,793,014	0.9%

CANADA — (10.9%)
Encana Corp.	494,397	13,965,661	0.8%
Goldcorp, Inc.	236,291	10,550,733	0.6%
#Sun Life Financial, Inc.	494,520	13,993,379	0.8%
Suncor Energy, Inc.	975,599	31,260,492	1.7%
Talisman Energy, Inc.	665,333	12,061,974	0.6%
Teck Resources, Ltd. Class B	321,554	14,376,765	0.8%
Thomson Reuters Corp.	335,015	12,794,229	0.7%
#TransCanada Corp.	515,120	19,025,954	1.0%
Other Securities		81,201,114	4.4%

TOTAL CANADA		209,230,301	11.4%

DENMARK — (1.5%)
Other Securities		28,047,996	1.5%

FINLAND — (1.1%)
Other Securities		20,672,972	1.1%

FRANCE — (8.5%)
AXA SA	948,963	17,306,259	0.9%
Cie de Saint-Gobain SA	276,766	13,003,164	0.7%
Credit Agricole SA	628,325	10,304,976	0.6%
GDF Suez SA	462,170	18,467,008	1.0%
PPR SA	61,307	10,083,381	0.5%
Societe Generale Paris SA	234,110	14,038,385	0.8%
Vivendi SA	685,233	19,580,658	1.1%
Other Securities		59,815,050	3.3%

TOTAL FRANCE		162,598,881	8.9%

GERMANY — (9.0%)
Allianz SE	188,633	23,624,718	1.3%
Allianz SE Sponsored ADR	716,588	8,978,848	0.5%
Bayerische Motoren Werke AG	235,671	16,891,113	0.9%
*Daimler AG	448,509	29,639,024	1.6%
#Deutsche Bank AG	239,182	13,843,854	0.8%
Deutsche Telekom AG	920,799	13,326,266	0.7%
Deutsche Telekom AG Sponsored ADR	681,300	9,817,533	0.5%
E.ON AG	395,718	12,408,174	0.7%
Munchener Rueckversicherungs-Gesellschaft AG	109,310	17,085,233	0.9%
Other Securities		26,921,126	1.5%

TOTAL GERMANY		172,535,889	9.4%

GREECE — (0.1%)
Other Securities		1,827,895	0.1%

25

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (2.0%)
Hutchison Whampoa, Ltd.	1,741,000	$17,217,005	1.0%
Other Securities		20,775,115	1.1%

TOTAL HONG KONG		37,992,120	2.1%

IRELAND — (0.1%)
Other Securities		2,862,712	0.2%

ISRAEL — (0.3%)
Other Securities		5,963,237	0.3%

ITALY — (1.4%)
Other Securities		26,017,015	1.4%

JAPAN — (19.1%)
FUJIFILM Holdings Corp.	363,000	12,110,263	0.7%
Mitsubishi UFJ Financial Group, Inc.	2,868,387	13,312,196	0.7%
#Sony Corp. Sponsored ADR	643,747	21,784,398	1.2%
Sumitomo Corp.	726,600	9,199,344	0.5%
Sumitomo Mitsui Financial Group, Inc.	342,327	10,217,689	0.6%
*Toyota Motor Corp. Sponsored ADR	268,360	19,005,255	1.0%
Other Securities		282,556,722	15.4%

TOTAL JAPAN		368,185,867	20.1%

NETHERLANDS — (3.3%)
ArcelorMittal NV	511,865	16,563,216	0.9%
Koninklijke Philips Electronics NV	637,442	19,443,577	1.1%
Other Securities		28,454,016	1.5%

TOTAL NETHERLANDS		64,460,809	3.5%

NEW ZEALAND — (0.1%)
Other Securities		1,589,321	0.1%

NORWAY — (1.2%)
Other Securities		23,608,778	1.3%

PORTUGAL — (0.1%)
Other Securities		2,119,369	0.1%

SINGAPORE — (1.3%)
Other Securities		25,955,210	1.4%

SPAIN — (2.3%)
Repsol YPF SA	391,406	10,853,896	0.6%
Other Securities		33,257,894	1.8%

TOTAL SPAIN		44,111,790	2.4%

SWEDEN — (2.9%)
Nordea Bank AB	1,902,957	20,952,808	1.1%
Other Securities		34,786,764	1.9%

TOTAL SWEDEN		55,739,572	3.0%

SWITZERLAND — (6.0%)
Compagnie Financiere Richemont SA Series A	317,832	15,852,890	0.9%
Holcim, Ltd. AG	205,405	12,795,970	0.7%
Swiss Reinsurance Co., Ltd. AG	263,053	12,638,940	0.7%
Zurich Financial Services AG	121,786	29,803,157	1.6%
Other Securities		43,728,179	2.4%

TOTAL SWITZERLAND		114,819,136	6.3%

26

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.7%)
Aviva P.L.C.	1,853,237	$11,818,742	0.6%
Barclays P.L.C. Sponsored ADR	526,711	9,296,449	0.5%
International Power P.L.C.	1,504,089	10,035,658	0.5%
Kingfisher P.L.C.	2,682,072	10,217,655	0.6%
Royal Dutch Shell P.L.C. ADR	984,627	63,331,209	3.5%
Vodafone Group P.L.C.	15,557,592	42,528,527	2.3%
Vodafone Group P.L.C. Sponsored ADR	1,779,829	48,963,096	2.7%
William Morrison Supermarkets P.L.C.	2,153,935	10,136,987	0.6%
Xstrata P.L.C.	1,031,575	19,985,101	1.1%
Other Securities		95,720,005	5.2%

TOTAL UNITED KINGDOM		322,033,429	17.6%

TOTAL COMMON STOCKS		1,818,971,208	99.2%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $2,975,000 FNMA 5.50%, 12/01/38, valued at $1,531,042) to be repurchased at $1,507,024	$1,507	1,507,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (5.3%)
§@DFA Short Term Investment Fund	101,061,727	101,061,727	5.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,958,608)## to be repurchased at $1,920,239	$1,920	1,920,204	0.1%

TOTAL SECURITIES LENDING COLLATERAL		102,981,931	5.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,712,594,168)		$1,923,460,139	104.9%

27

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$431,611	$106,854,534	—	$107,286,145
Austria	—	4,519,750	—	4,519,750
Belgium	746,876	16,046,138	—	16,793,014
Canada	209,230,301	—	—	209,230,301
Denmark	—	28,047,996	—	28,047,996
Finland	—	20,672,972	—	20,672,972
France	8,021,263	154,577,618	—	162,598,881
Germany	32,640,235	139,895,654	—	172,535,889
Greece	—	1,827,895	—	1,827,895
Hong Kong	—	37,992,120	—	37,992,120
Ireland	2,862,712	—	—	2,862,712
Israel	935,945	5,027,292	—	5,963,237
Italy	3,148,138	22,868,877	—	26,017,015
Japan	53,919,678	314,266,189	—	368,185,867
Netherlands	2,240,192	62,220,617	—	64,460,809
New Zealand	—	1,589,321	—	1,589,321
Norway	—	23,608,778	—	23,608,778
Portugal	—	2,119,369	—	2,119,369
Singapore	—	25,955,210	—	25,955,210
Spain	8,699,755	35,412,035	—	44,111,790
Sweden	1,394,477	54,345,095	—	55,739,572
Switzerland	14,957,488	99,861,648	—	114,819,136
United Kingdom	145,201,050	176,832,379	—	322,033,429
Temporary Cash Investments	—	1,507,000	—	1,507,000
Securities Lending Collateral	—	102,981,931	—	102,981,931

TOTAL	$484,429,721	$1,439,030,418	—	$1,923,460,139

See accompanying Notes to Financial Statements.

28

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (91.8%)
AUSTRALIA — (4.6%)
Australia & New Zealand Banking Group, Ltd.	98,486	$2,402,731	0.2%
Commonwealth Bank of Australia NL	51,776	2,489,035	0.3%
Other Securities		42,803,240	4.4%

TOTAL AUSTRALIA		47,695,006	4.9%

AUSTRIA — (0.4%)
Other Securities		4,218,837	0.4%

BELGIUM — (0.8%)
Other Securities		7,911,471	0.8%

BRAZIL — (2.2%)
Petroleo Brasileiro SA ADR	79,891	2,725,881	0.3%
Other Securities		20,292,478	2.1%

TOTAL BRAZIL		23,018,359	2.4%

CANADA — (6.9%)
#Royal Bank of Canada	39,374	2,099,766	0.2%
Suncor Energy, Inc.	70,464	2,257,833	0.2%
Teck Resources, Ltd. Class B	51,800	2,315,992	0.3%
#Toronto Dominion Bank	37,400	2,693,431	0.3%
Other Securities		62,011,625	6.4%

TOTAL CANADA		71,378,647	7.4%

CHILE — (0.6%)
Other Securities		5,916,367	0.6%

CHINA — (5.3%)
Bank of China, Ltd.	3,518,000	2,117,578	0.2%
China Construction Bank Corp.	3,260,000	3,116,571	0.3%
#China Mobile, Ltd. Sponsored ADR	58,300	2,994,871	0.3%
Other Securities		46,196,609	4.8%

TOTAL CHINA		54,425,629	5.6%

COLOMBIA — (0.0%)
Other Securities		137,921	0.0%

CZECH REPUBLIC — (0.1%)
Other Securities		869,667	0.1%

DENMARK — (0.7%)
Other Securities		6,843,048	0.7%

EGYPT — (0.0%)
Other Securities		41,782	0.0%

FINLAND — (1.0%)
Other Securities		10,758,461	1.1%

FRANCE — (5.6%)
BNP Paribas SA	48,051	3,514,734	0.4%
GDF Suez SA	60,687	2,424,881	0.2%
Schneider Electric SA	15,365	2,183,086	0.2%
Societe Generale Paris SA	30,461	1,826,591	0.2%
Total SA Sponsored ADR	45,819	2,496,219	0.3%
Other Securities		45,442,637	4.7%

TOTAL FRANCE		57,888,148	6.0%

29

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (4.2%)
Allianz SE	16,512	$2,067,991	0.2%
Bayerische Motoren Werke AG	25,204	1,806,432	0.2%
*Daimler AG	32,217	2,129,011	0.2%
Deutsche Bank AG	40,050	2,318,094	0.2%
E.ON AG	93,334	2,926,590	0.3%
Other Securities		32,383,858	3.4%

TOTAL GERMANY		43,631,976	4.5%

GREECE — (0.4%)
Other Securities		4,203,608	0.4%

HONG KONG — (1.7%)
Other Securities		17,821,167	1.8%

HUNGARY — (0.1%)
Other Securities		1,253,865	0.1%

INDIA — (2.8%)
Other Securities		28,930,704	3.0%

INDONESIA — (0.8%)
Other Securities		8,544,290	0.9%

IRELAND — (0.4%)
Other Securities		3,768,094	0.4%

ISRAEL — (0.6%)
Other Securities		5,632,811	0.6%

ITALY — (1.9%)
UniCredit SpA	767,057	1,999,769	0.2%
Other Securities		17,065,275	1.8%

TOTAL ITALY		19,065,044	2.0%

JAPAN — (12.9%)
Mitsubishi UFJ Financial Group, Inc. ADR	441,377	2,056,817	0.2%
Sumitomo Mitsui Financial Group, Inc.	68,300	2,038,601	0.2%
*Toyota Motor Corp. Sponsored ADR	41,264	2,922,316	0.3%
Other Securities		126,292,497	13.1%

TOTAL JAPAN		133,310,231	13.8%

MALAYSIA — (0.9%)
Other Securities		8,737,555	0.9%

MEXICO — (0.9%)
Other Securities		9,661,711	1.0%

NETHERLANDS — (1.8%)
*ING Groep NV Sponsored ADR	263,004	2,835,183	0.3%
Philips Electronics NV ADR	60,425	1,839,941	0.2%
Other Securities		14,204,562	1.5%

TOTAL NETHERLANDS		18,879,686	2.0%

NEW ZEALAND — (0.2%)
Other Securities		1,867,013	0.2%

NORWAY — (0.7%)
Other Securities		7,329,693	0.8%

PHILIPPINES — (0.2%)
Other Securities		2,276,205	0.2%

30

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
POLAND — (0.4%)
Other Securities		$3,939,121	0.4%

PORTUGAL — (0.3%)
Other Securities		2,878,584	0.3%

RUSSIA — (0.6%)
Gazprom OAO Sponsored ADR	100,400	2,198,262	0.2%
Other Securities		4,152,087	0.5%

TOTAL RUSSIA		6,350,349	0.7%

SINGAPORE — (1.2%)
Other Securities		11,857,759	1.2%

SOUTH AFRICA — (1.8%)
Other Securities		18,589,217	1.9%

SOUTH KOREA — (3.4%)
Samsung Electronics Co., Ltd.	2,921	1,937,867	0.2%
Other Securities		32,687,796	3.4%

TOTAL SOUTH KOREA		34,625,663	3.6%

SPAIN — (1.8%)
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	146,546	1,927,080	0.2%
Banco Santander SA	200,628	2,575,182	0.3%
Banco Santander SA Sponsored ADR	159,655	2,045,181	0.2%
Other Securities		11,641,875	1.2%

TOTAL SPAIN		18,189,318	1.9%

SWEDEN — (2.0%)
Other Securities		20,189,735	2.1%

SWITZERLAND — (4.1%)
Holcim, Ltd. AG	31,260	1,947,382	0.2%
Nestle SA	33,903	1,857,020	0.2%
#*Novartis AG ADR	69,100	4,004,345	0.4%
*UBS AG ADR	128,000	2,178,560	0.2%
Zurich Financial Services AG	13,854	3,390,315	0.4%
Other Securities		28,773,910	3.0%

TOTAL SWITZERLAND		42,151,532	4.4%

TAIWAN — (2.9%)
Other Securities		29,927,083	3.1%

THAILAND — (0.5%)
Other Securities		5,354,380	0.6%

TURKEY — (0.6%)
Other Securities		6,289,083	0.6%

UNITED KINGDOM — (13.5%)
Anglo American P.L.C.	83,163	3,874,831	0.4%
Barclays P.L.C.	504,400	2,216,568	0.2%
*BP P.L.C. Sponsored ADR	102,720	4,194,058	0.4%
HSBC Holdings P.L.C.	329,616	3,430,544	0.4%
HSBC Holdings P.L.C. Sponsored ADR	107,095	5,580,720	0.6%
Royal Dutch Shell P.L.C. ADR	122,437	7,875,148	0.8%
Royal Dutch Shell P.L.C. Series B	59,695	1,910,348	0.2%
SABmiller P.L.C.	64,455	2,091,158	0.2%
Standard Chartered P.L.C.	141,299	4,087,075	0.4%
Tesco P.L.C.	275,558	1,885,825	0.2%
Vodafone Group P.L.C. Sponsored ADR	259,999	7,152,572	0.7%

31

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Xstrata P.L.C.	176,940	$3,427,927	0.4%
Other Securities		91,656,636	9.5%

TOTAL UNITED KINGDOM		139,383,410	14.4%

TOTAL COMMON STOCKS		945,742,230	97.8%

PREFERRED STOCKS — (1.6%)
AUSTRALIA — (0.0%)
Other Securities		15,563	0.0%

BRAZIL — (1.6%)
Petroleo Brasileiro SA ADR	101,922	3,178,947	0.4%
Vale SA Sponsored ADR	66,950	1,923,474	0.2%
Other Securities		10,903,350	1.1%

TOTAL BRAZIL		16,005,771	1.7%

GERMANY — (0.0%)
Other Securities		308,861	0.0%

TOTAL PREFERRED STOCKS		16,330,195	1.7%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		178	0.0%

BELGIUM — (0.0%)
Other Securities		136	0.0%

CHINA — (0.0%)
Other Securities		7,254	0.0%

FRANCE — (0.0%)
Other Securities		3,116	0.0%

HONG KONG — (0.0%)
Other Securities		1,298	0.0%

INDIA — (0.0%)
Other Securities		979	0.0%

MALAYSIA — (0.0%)
Other Securities		209	0.0%

SOUTH KOREA — (0.0%)
Other Securities		6,506	0.0%

TAIWAN — (0.0%)
Other Securities		1,559	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		511,385	0.0%

TOTAL RIGHTS/WARRANTS		532,620	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $3,600,000 FNMA 3.126%(r), 09/01/40, valued at $3,699,488) to be repurchased at $3,643,058	$3,643	3,643,000	0.4%

32

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (6.2%)
§@DFA Short Term Investment Fund	62,458,696	$62,458,696	6.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,230,861)## to be repurchased at $1,206,748	$1,207	1,206,726	0.1%

TOTAL SECURITIES LENDING COLLATERAL		63,665,422	6.6%

TOTAL INVESTMENTS — (100.0%) (Cost $813,643,223)		$1,029,913,467	106.5%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,608,002	$46,087,004	—	$47,695,006
Austria	—	4,218,837	—	4,218,837
Belgium	1,004,227	6,907,244	—	7,911,471
Brazil	23,018,359	—	—	23,018,359
Canada	71,378,647	—	—	71,378,647
Chile	5,916,367	—	—	5,916,367
China	9,582,320	44,843,309	—	54,425,629
Colombia	137,921	—	—	137,921
Czech Republic	—	869,667	—	869,667
Denmark	370,319	6,472,729	—	6,843,048
Egypt	—	41,782	—	41,782
Finland	325,222	10,433,239	—	10,758,461
France	6,741,009	51,147,139	—	57,888,148
Germany	6,852,478	36,779,498	—	43,631,976
Greece	732,037	3,471,571	—	4,203,608
Hong Kong	13,359	17,807,808	—	17,821,167
Hungary	68,256	1,185,609	—	1,253,865
India	1,502,095	27,428,609	—	28,930,704
Indonesia	133,780	8,410,510	—	8,544,290
Ireland	834,245	2,933,849	—	3,768,094
Israel	2,096,553	3,536,258	—	5,632,811
Italy	1,351,189	17,713,855	—	19,065,044
Japan	13,229,387	120,080,844	—	133,310,231
Malaysia	1,325	8,736,230	—	8,737,555
Mexico	9,661,711	—	—	9,661,711
Netherlands	7,079,205	11,800,481	—	18,879,686
New Zealand	28,152	1,838,861	—	1,867,013
Norway	176,328	7,153,365	—	7,329,693
Philippines	62,130	2,214,075	—	2,276,205
Poland	29,353	3,909,768	—	3,939,121
Portugal	18,325	2,860,259	—	2,878,584

33

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Russia	$74,688	$6,275,661	—	$6,350,349
Singapore	5,007	11,852,752	—	11,857,759
South Africa	2,723,989	15,865,228	—	18,589,217
South Korea	3,527,066	31,098,597	—	34,625,663
Spain	5,891,535	12,297,783	—	18,189,318
Sweden	936,123	19,253,612	—	20,189,735
Switzerland	8,812,584	33,338,948	—	42,151,532
Taiwan	437,355	29,489,728	—	29,927,083
Thailand	5,348,331	6,049	—	5,354,380
Turkey	57,376	6,231,707	—	6,289,083
United Kingdom	34,063,432	105,319,978	—	139,383,410
Preferred Stocks
Australia	—	15,563	—	15,563
Brazil	16,005,771	—	—	16,005,771
Germany	—	308,861	—	308,861
Rights/Warrants
Austria	—	178	—	178
Belgium	74	62	—	136
China	7,046	208	—	7,254
France	3,116	—	—	3,116
Hong Kong	1,282	16	—	1,298
India	—	979	—	979
Malaysia	209	—	—	209
South Korea	—	6,506	—	6,506
Taiwan	—	1,559	—	1,559
United Kingdom	—	511,385	—	511,385
Temporary Cash Investments	—	3,643,000	—	3,643,000
Securities Lending Collateral	—	63,665,422	—	63,665,422

TOTAL	$241,847,285	$788,066,182	—	$1,029,913,467

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio	Tax-Managed U.S. Targeted Value Portfolio	Tax-Managed U.S. Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,897,227	$1,286,422	—	—
Investments at Value (including $0, $0, $234,450 and $162,981 of securities on loan, respectively)	—	—	$2,133,470	$1,133,782
Temporary Cash Investments at Value & Cost	—	—	9,015	6,949
Collateral Received from Securities on Loan at Value & Cost	—	—	245,966	170,906
Receivables:
Investment Securities Sold/Affiliated Investment Companies Sold	—	—	8,719	2,374
Dividends and Interest	—	—	461	291
Securities Lending Income	—	—	113	145
Fund Shares Sold	1,289	664	1,238	446
Prepaid Expenses and Other Assets	25	27	27	24

Total Assets	1,898,541	1,287,113	2,399,009	1,314,917

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	245,966	170,906
Investment Securities Purchased/Affiliated Investment Companies Purchased	429	188	5,599	1,649
Fund Shares Redeemed	860	476	1,037	325
Due to Advisor	234	158	743	470
Accrued Expenses and Other Liabilities	77	55	118	73

Total Liabilities	1,600	877	253,463	173,423

NET ASSETS	$1,896,941	$1,286,236	$2,145,546	$1,141,494

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	137,642,882	101,277,416	112,407,568	55,771,005

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.78	$12.70	$19.09	$20.47

Investments in Affiliated Investment Companies at Cost	$1,690,492	$905,904	$—	$—

Investments at Cost	$—	$—	$1,778,089	$821,481

NET ASSETS CONSIST OF:
Paid-In Capital	$1,928,540	$1,381,321	$2,000,549	$1,049,682
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	4,075	2,970	1,994	1,284
Accumulated Net Realized Gain (Loss)	(242,409)	(478,573)	(212,378)	(221,773)
Net Unrealized Appreciation (Depreciation)	206,735	380,518	355,381	312,301

NET ASSETS	$1,896,941	$1,286,236	$2,145,546	$1,141,494

(1) NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	700,000,000	500,000,000

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	T.A. U.S. Core Equity 2 Portfolio	Tax-Managed DFA International Value Portfolio	T.A. World ex U.S. Core Equity Portfolio
ASSETS:
Investments at Value (including $201,577, $98,454 and $58,989 of securities on loan, respectively)	$2,010,118	$1,818,971	$962,605
Temporary Cash Investments at Value & Cost	6,317	1,507	3,643
Collateral Received from Securities on Loan at Value & Cost	209,939	102,982	63,665
Foreign Currencies at Value	—	5,319	2,236
Cash	—	16	17
Receivables:
Investment Securities Sold	—	34,134	95
Dividends, Interest and Tax Reclaims	1,668	5,873	2,050
Securities Lending Income	123	45	57
Fund Shares Sold	729	1,423	476
Unrealized Gain on Foreign Currency Contracts	—	5	9
Prepaid Expenses and Other Assets	25	35	9

Total Assets	2,228,919	1,970,310	1,034,862

LIABILITIES:
Payables:
Upon Return of Securities Loaned	209,939	102,982	63,665
Investment Securities Purchased	3,029	31,952	3,231
Fund Shares Redeemed	883	453	229
Due to Advisor	363	759	318
Unrealized Loss on Foreign Currency Contracts	—	25	1
Deferred Thailand Capital Gains Tax	—	—	316
Accrued Expenses and Other Liabilities	121	136	103

Total Liabilities	214,335	136,307	67,863

NET ASSETS	$2,014,584	$1,834,003	$966,999

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	246,220,797	126,246,540	103,907,259

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.18	$14.53	$9.31

Investments at Cost	$1,684,341	$1,608,105	$746,335

Foreign Currencies at Cost	$—	$5,278	$2,219

NET ASSETS CONSIST OF:
Paid-In Capital	$1,723,830	$1,716,845	$753,403
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	4,309	5,112	3,381
Accumulated Net Realized Gain (Loss)	(39,332)	(99,115)	(5,824)
Deferred Thailand Capital Gains Tax	—	—	(316)
Net Unrealized Foreign Exchange Gain (Loss)	—	254	68
Net Unrealized Appreciation (Depreciation)	325,777	210,907	216,287

NET ASSETS	$2,014,584	$1,834,003	$966,999

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	700,000,000	500,000,000

See accompanying Notes to Financial Statements.

36

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio*	Tax-Managed U.S. Equity Portfolio*	Tax-Managed U.S. Targeted Value Portfolio
Investment Income
Dividends	$27,939	$23,049	$19,901
Interest	9	6	12
Income from Securities Lending	961	397	1,465
Expenses Allocated from Affiliated Investment Companies	(3,876)	(836)	—

Total Investment Income	25,033	22,616	21,378

Expenses
Investment Advisory Services Fees	—	—	8,301
Administrative Services Fees	2,683	1,835	—
Accounting & Transfer Agent Fees	37	29	239
Custodian Fees	—	—	60
Filing Fees	59	64	73
Shareholders’ Reports	39	23	42
Directors’/Trustees’ Fees & Expenses	17	11	19
Professional Fees	34	26	62
Other	17	14	32

Total Expenses	2,886	2,002	8,828

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(146)	—

Net Expenses	2,886	1,856	8,828

Net Investment Income (Loss)	22,147	20,760	12,550

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	46,870	15,809	56,917
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	259,723	166,587	413,304

Net Realized and Unrealized Gain (Loss)	306,593	182,396	470,221

Net Increase (Decrease) in Net Assets Resulting from Operations	$328,740	$203,156	$482,771

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

37

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Tax-Managed U.S. Small Cap Portfolio	T.A. U.S. Core Equity 2 Portfolio	Tax-Managed DFA International Value Portfolio	T.A. World ex U.S. Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $4,282 and $1,731, respectively)	$9,833	$28,861	$46,475	$19,248
Interest	7	13	9	9
Income from Securities Lending	2,026	1,190	1,228	486

Total Investment Income	11,866	30,064	47,712	19,743

Expenses
Investment Advisory Services Fees	5,332	3,883	8,402	3,188
Accounting & Transfer Agent Fees	138	214	211	113
Custodian Fees	68	47	322	376
Filing Fees	39	131	65	44
Shareholders’ Reports	27	31	41	19
Directors’/Trustees’ Fees & Expenses	10	17	16	8
Professional Fees	35	55	72	25
Other	22	34	47	24

Total Expenses	5,671	4,412	9,176	3,797

Net Investment Income (Loss)	6,195	25,652	38,536	15,946

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	10,163	10,530	70,344	6,739
Foreign Currency Transactions	—	—	(238)	(150	)**
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	232,642	294,945	62,443	107,287
Translation of Foreign Currency Denominated Amounts	—	—	180	43
Change in Deferred Thailand Capital Gains Tax	—	—	—	(215)

Net Realized and Unrealized Gain (Loss)	242,805	305,475	132,729	113,704

Net Increase (Decrease) in Net Assets Resulting from Operations	$249,000	$331,127	$171,265	$129,650

**	Net of foreign capital gain taxes withheld of $85.

See accompanying Notes to Financial Statements.

38

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio		Tax-Managed U.S. Equity Portfolio		Tax-Managed U.S. Targeted Value Portfolio		Tax-Managed U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$22,147	$28,859	$20,760	$23,106	$12,550	$15,084	$6,195	$7,642
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Sold	46,870	(170,564)	15,809	(289,047)	56,917	(225,418)	10,163	(183,556)
Futures	—	1,628	—	2,732	—	1,204	—	(1,022)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies	259,723	293,293	166,587	328,913	413,304	287,952	232,642	193,172
Futures	—	(11)	—	—	—	(13)	—	(8)

Net Increase (Decrease) in Net Assets Resulting from Operations	328,740	153,205	203,156	65,704	482,771	78,809	249,000	16,228

Distributions From:
Net Investment Income	(21,400)	(34,714)	(20,546)	(25,432)	(11,978)	(20,085)	(5,779)	(10,036)

Total Distributions	(21,400)	(34,714)	(20,546)	(25,432)	(11,978)	(20,085)	(5,779)	(10,036)

Capital Share Transactions (1):
Shares Issued	286,942	755,723	166,739	513,816	328,291	870,260	130,939	439,219
Shares Issued in Lieu of Cash Distributions	20,721	33,539	18,269	22,376	11,860	19,909	5,630	9,806
Shares Redeemed	(336,318)	(866,254)	(222,831)	(703,345)	(365,741)	(911,324)	(195,441)	(575,467)

Net Increase (Decrease) from Capital Share Transactions	(28,655)	(76,992)	(37,823)	(167,153)	(25,590)	(21,155)	(58,872)	(126,442)

Total Increase (Decrease) in Net Assets	278,685	41,499	144,787	(126,881)	445,203	37,569	184,349	(120,250)
Net Assets
Beginning of Period	1,618,256	1,576,757	1,141,449	1,268,330	1,700,343	1,662,774	957,145	1,077,395

End of Period	$1,896,941	$1,618,256	$1,286,236	$1,141,449	$2,145,546	$1,700,343	$1,141,494	$957,145

(1) Shares Issued and Redeemed:
Shares Issued	22,307	81,360	14,029	54,781	18,930	71,153	7,077	32,424
Shares Issued in Lieu of Cash Distributions	1,652	3,525	1,572	2,355	718	1,600	316	703
Shares Redeemed	(25,704)	(94,446)	(18,671)	(75,273)	(20,863)	(74,530)	(10,485)	(42,310)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,745)	(9,561)	(3,070)	(18,137)	(1,215)	(1,777)	(3,092)	(9,183)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4,075	$3,335	$2,970	$2,759	$1,994	$1,429	$1,284	$868

See accompanying Notes to Financial Statements.

39

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio		Tax-Managed DFA International Value Portfolio		T.A. World ex U.S. Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$25,652	$19,903	$38,536	$39,126	$15,946	$11,410
Net Realized Gain (Loss) on:
Investment Securities Sold	10,530	(41,654)	70,344	(153,420)	6,739	(8,990)
Futures	—	(854)	—	(264)	—	(660)
Foreign Currency Transactions	—	—	(238)	875	(150)**	97
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	294,945	211,836	62,443	509,093	107,287	196,743
Futures	—	(1)	—	(2)	—	(1)
Translation of Foreign Currency Denominated Amounts	—	—	180	390	43	(31)
Change in Deferred Thailand Capital Gains Tax	—	—	—	—	(215)	(101)

Net Increase (Decrease) in Net Assets Resulting from Operations	331,127	189,230	171,265	395,798	129,650	198,467

Distributions From:
Net Investment Income	(24,397)	(18,642)	(37,438)	(45,214)	(14,761)	(10,761)

Total Distributions	(24,397)	(18,642)	(37,438)	(45,214)	(14,761)	(10,761)

Capital Share Transactions (1):
Shares Issued	530,605	1,195,628	318,296	664,208	300,733	495,969
Shares Issued in Lieu of Cash Distributions	24,091	18,449	36,536	43,924	14,432	10,580
Shares Redeemed	(291,728)	(524,944)	(292,490)	(814,111)	(131,783)	(253,845)

Net Increase (Decrease) from Capital Share Transactions	262,968	689,133	62,342	(105,979)	183,382	252,704

Total Increase (Decrease) in Net Assets	569,698	859,721	196,169	244,605	298,271	440,410
Net Assets
Beginning of Period	1,444,886	585,165	1,637,834	1,393,229	668,728	228,318

End of Period	$2,014,584	$1,444,886	$1,834,003	$1,637,834	$966,999	$668,728

(1) Shares Issued and Redeemed:
Shares Issued	69,805	209,711	23,586	66,593	35,502	85,214
Shares Issued in Lieu of Cash Distributions	3,256	3,194	2,937	3,975	1,825	1,589
Shares Redeemed	(38,265)	(94,288)	(21,720)	(81,205)	(15,667)	(43,612)

Net Increase (Decrease) from Shares Issued and Redeemed	34,796	118,617	4,803	(10,637)	21,660	43,191

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4,309	$3,080	$5,112	$4,253	$3,381	$1,772

**	Net of foreign capital gain taxes withheld of $85.

See accompanying Notes to Financial Statements.

40

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.61	$10.59	$17.51	$17.67	$15.26	$13.27	$10.94	$10.36	$15.57	$14.75	$13.26	$12.23

Income from Investment Operations
Net Investment Income (Loss)	0.16	(A)	0.21	(A)	0.27	(A)	0.27	(A)	0.24	(A)	0.18	0.20	(A)	0.22	(A)	0.23	(A)	0.25	(A)	0.21	(A)	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	2.17	1.06	(6.66)	(0.16)	2.39	1.96	1.76	0.60	(5.19)	0.81	1.47	1.05

Total from Investment Operations	2.33	1.27	(6.39)	0.11	2.63	2.14	1.96	0.82	(4.96)	1.06	1.68	1.21
Less Distributions
Net Investment Income	(0.16)	(0.25)	(0.29)	(0.27)	(0.22)	(0.15)	(0.20)	(0.24)	(0.25)	(0.24)	(0.19)	(0.18)
Net Realized Gains	—	—	(0.24)	—	—	—	—	—	—	—	—	—

Total Distributions	(0.16)	(0.25)	(0.53)	(0.27)	(0.22)	(0.15)	(0.20)	(0.24)	(0.25)	(0.24)	(0.19)	(0.18)
Net Asset Value, End of Period	$13.78	$11.61	$10.59	$17.51	$17.67	$15.26	$12.70	$10.94	$10.36	$15.57	$14.75	$13.26

Total Return	20.17%	12.54%	(37.53	)%(C)	0.54%	17.45%	16.27%	18.10%	8.30%	(32.30	)%(C)	7.23%	12.84%	9.97%
Net Assets, End of Period (thousands)	$1,896,941	$1,618,256	$1,576,757	$2,747,843	$2,505,779	$1,754,320	$1,286,236	$1,141,449	$1,268,330	$1,823,812	$1,487,611	$999,215
Ratio of Expenses to Average Net Assets (D)	0.38%	0.40%	0.38	%(B)	0.37%	0.38%	0.40%	0.22%	0.22%	0.22	%(B)	0.22%	0.23%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.38%	0.40%	0.38	%(B)	0.37%	0.38%	0.40%	0.23%	0.26%	0.23	%(B)	0.23%	0.24%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.24%	2.07%	1.93	%(B)	1.45%	1.47%	1.35%	1.70%	2.24%	1.76	%(B)	1.59%	1.55%	1.35%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

41

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Tax-Managed U.S. Targeted Value Portfolio	Tax-Managed U.S. Small Cap Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$14.96	$14.41	$23.09	$27.39	$25.60	$23.32	$16.26	$15.83	$25.86	$26.27	$22.95	$20.53

Income from Investment Operations
Net Investment Income (Loss)	0.11	(A)	0.14	(A)	0.20	(A)	0.25	(A)	0.22	(A)	0.09	0.11	(A)	0.13	(A)	0.19	(A)	0.18	(A)	0.10	(A)	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	4.13	0.60	(7.29)	(1.87)	3.90	2.68	4.20	0.47	(7.87)	(0.42)	3.30	2.42

Total from Investment Operations	4.24	0.74	(7.09)	(1.62)	4.12	2.77	4.31	0.60	(7.68)	(0.24)	3.40	2.46
Less Distributions
Net Investment Income	(0.11)	(0.19)	(0.18)	(0.24)	(0.19)	(0.10)	(0.10)	(0.17)	(0.18)	(0.17)	(0.08)	(0.04)
Net Realized Gains	—	—	(1.41)	(2.44)	(2.14)	(0.39)	—	—	(2.17)	—	—	—

Total Distributions	(0.11)	(0.19)	(1.59)	(2.68)	(2.33)	(0.49)	(0.10)	(0.17)	(2.35)	(0.17)	(0.08)	(0.04)
Net Asset Value, End of Period	$19.09	$14.96	$14.41	$23.09	$27.39	$25.60	$20.47	$16.26	$15.83	$25.86	$26.27	$22.95

Total Return	28.43%	5.41%	(32.85	)%(C)	(6.58)%	17.70%	12.09%	26.61%	3.98%	(32.53	)%(C)	(0.94)%	14.88%	11.98%
Net Assets, End of Period (thousands)	$2,145,546	$1,700,343	$1,662,774	$2,905,694	$3,203,763	$2,634,891	$1,141,494	$957,145	$1,077,395	$1,779,245	$1,653,038	$1,242,288
Ratio of Expenses to Average Net Assets	0.45%	0.47%	0.45	%(B)	0.47%	0.53%	0.55%	0.53%	0.55%	0.53	%(B)	0.53%	0.53%	0.55%
Ratio of Net Investment Income to Average Net Assets	0.63%	1.04%	1.07	%(B)	0.98%	0.85%	0.39%	0.58%	0.88%	0.98	%(B)	0.65%	0.41%	0.21%
Portfolio Turnover Rate	26%	34%	40	%(C)	28%	35%	21%	27%	28%	39	%(C)	31%	22%	15%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

42

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	T.A. U.S. Core Equity 2 Portfolio						Tax-Managed DFA International Value Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period Oct. 4, 2007(a) to Nov. 30, 2007		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.83	$6.31	$9.40		$10.00		$13.49	$10.55	$21.91		$19.96	$15.51	$13.63

Income from Investment Operations
Net Investment Income (Loss)(A)	0.11	0.11	0.13		0.02		0.31	0.32	0.59		0.59	0.54	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	1.35	0.52	(3.12)		(0.62)		1.03	3.00	(9.60)		2.76	4.71	1.90

Total from Investment Operations	1.46	0.63	(2.99)		(0.60)		1.34	3.32	(9.01)		3.35	5.25	2.23
Less Distributions
Net Investment Income	(0.11)	(0.11)	(0.10)		—		(0.30)	(0.38)	(0.64)		(0.48)	(0.59)	(0.35)
Net Realized Gains	—	—	—		—		—	—	(1.71)		(0.92)	(0.21)	—

Total Distributions	(0.11)	(0.11)	(0.10)		—		(0.30)	(0.38)	(2.35)		(1.40)	(0.80)	(0.35)
Net Asset Value, End of Period	$8.18	$6.83	$6.31		$9.40		$14.53	$13.49	$10.55		$21.91	$19.96	$15.51

Total Return	21.49%	10.28%	(32.16	)%(C)	(6.00	)%(C)	10.34%	32.27%	(45.58	)%(C)	17.51%	35.01%	16.63%
Net Assets, End of Period (thousands)	$2,014,584	$1,444,886	$585,165		$106,507		$1,834,003	$1,637,834	$1,393,229		$2,859,270	$2,370,683	$1,571,217
Ratio of Expenses to Average Net Assets	0.25%	0.28%	0.29	%(B)	0.30	%(B)(E)	0.55%	0.56%	0.54	%(B)	0.54%	0.54%	0.60%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.25%	0.28%	0.29	%(B)	0.60	%(B)(E)	0.55%	0.56%	0.54	%(B)	0.54%	0.54%	0.60%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.82%	1.75	%(B)	2.09	%(B)(E)	2.29%	2.92%	3.76	%(B)	2.77%	3.04%	2.23%
Portfolio Turnover Rate	5%	5%	9	%(C)	0	%(C)	28%	24%	24	%(C)	20%	13%	11%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

43

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	T.A World ex U.S. Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period March 6, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$8.13	$5.85	$10.00

Income from Investment Operations
Net Investment Income (Loss)(A)	0.17	0.16	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	1.17	2.27	(4.15)

Total from Investment Operations	1.34	2.43	(4.00)
Less Distributions
Net Investment Income	(0.16)	(0.15)	(0.15)

Total Distributions	(0.16)	(0.15)	(0.15)
Net Asset Value, End of Period	$9.31	$8.13	$5.85

Total Return	16.78%	42.13%	(40.61	)%(C)

Net Assets, End of Period (thousands)	$966,999	$668,728	$228,318
Ratio of Expenses to Average Net Assets	0.48%	0.54%	0.60	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.48%	0.51%	0.85	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.00%	2.38%	3.27	%(B)(E)
Portfolio Turnover Rate	2%	5%	2	%(C)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

44

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-eight operational portfolios, seven of which (the “Portfolios”) are included in this section of the report. The remaining fifty-one portfolios are presented in separate reports.

Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio (the “Feeder Funds”) primarily invest their assets in The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the “Series”), respectively, each a corresponding Series of the DFA Investment Trust Company. At October 31, 2010, Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio owned 71% and 100% of their respective Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio are organized as stand-alone registered investment companies.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S Small Cap Portfolio and T.A. U.S. Core Equity 2 Portfolio (the “Domestic Equity Portfolios”) and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is

45

taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilize data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the International Equity Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

For Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio, their investments reflect each of their proportionate interest in the net assets of their respective Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

46

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Feeder Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from their respective Series, which are treated as partnerships for federal income tax purposes.

The International Equity Portfolios may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital abroad.

47

T.A. World ex U.S. Core Equity Portfolio’s investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. T.A. World ex U.S. Core Equity Portfolio accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. T.A. World ex U.S. Core Equity Portfolio is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C.  Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or “the Advisor”) provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Portfolios. The Advisor does not receive additional compensation for the investment advisory services it provides for the Feeder Funds. For the year ended October 31, 2010, the Portfolios’ administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

	Administrative Services Fees	Advisory Services Fees
Tax-Managed U.S. Marketwide Value Portfolio	0.15%	—
Tax-Managed U.S. Equity Portfolio	0.15%	—
Tax-Managed U.S. Targeted Value Portfolio	—	0.42%
Tax-Managed U.S. Small Cap Portfolio	—	0.50%
T.A. U.S. Core Equity 2 Portfolio	—	0.22%
Tax-Managed DFA International Value Portfolio	—	0.50%
T.A. World ex U.S. Core Equity Portfolio	—	0.40%

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administrative/advisory fees, and in certain instances assumes certain expenses of the Portfolio, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios listed are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Tax-Managed U.S. Equity Portfolio (1)	0.22%	—	$688
T.A. U.S. Core Equity 2 Portfolio (2)	0.30%	—	—
T.A. World ex U.S. Core Equity Portfolio (3)	0.60%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and assume the expenses of the Portfolio (up to the amount of fees paid to the Advisor based on the Portfolio’s assets invested in its Series) to the extent necessary to reduce the Portfolio’s expenses when its total operating expenses exceed the rate listed above of the average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

48

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recover will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of the Portfolio’s advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly or indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.40% of the Portfolio’s average net assets on an annualized basis. In addition, the Advisor has also contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above of the Portfolio’s average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid to the CCO by the Fund were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$46
Tax-Managed U.S. Equity Portfolio	34
Tax-Managed U.S. Targeted Value Portfolio	49
Tax-Managed U.S. Small Cap Portfolio	29
T.A. U.S. Core Equity 2 Portfolio	38
Tax-Managed DFA International Value Portfolio	45
T.A. World ex U.S. Core Equity Portfolio	17

E.  Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
Tax-Managed U.S. Targeted Value Portfolio	$508,320	$537,381
Tax-Managed U.S. Small Cap Portfolio	$281,473	$346,765
T.A. U.S. Core Equity 2 Portfolio	352,343	90,832

49

	Purchases	Sales
Tax-Managed DFA International Value Portfolio	515,803	456,451
T.A. World ex U.S. Core Equity Portfolio	199,901	17,961

There were no purchases or sales of long-term U.S. government securities.

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to net realized foreign currency gains/losses and net realized gains on securities considered to be “passive foreign investment companies” and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Tax-Managed U.S. Marketwide Value Portfolio	—	$ (7)	$ 7
Tax Managed U.S. Equity Portfolio	—	(3)	3
Tax-Managed U.S. Targeted Value Portfolio	—	(7)	7
Tax Managed U.S. Small Cap Portfolio	—	—	—
T.A. U.S. Core Equity 2 Portfolio	—	(26)	26
Tax-Managed DFA International Value Portfolio	—	(239)	239
T.A. World ex U.S. Core Equity Portfolio	$24	424	(448)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
Tax-Managed U.S. Marketwide Value Portfolio
2009	$34,714	—	$34,714
2010	21,400	—	21,400
Tax-Managed U.S. Equity Portfolio
2009	25,432	—	25,432
2010	20,546	—	20,546
Tax-Managed U.S. Targeted Value Portfolio
2009	20,085	—	20,085
2010	11,978	—	11,978
Tax-Managed U.S. Small Cap Portfolio
2009	$10,036	—	$10,036

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	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2010	5,779	—	5,779
T.A. U.S. Core Equity 2 Portfolio
2009	18,642	—	18,642
2010	24,397	—	24,397
Tax-Managed DFA International Value Portfolio
2009	45,214	—	45,214
2010	37,438	—	37,438
T.A. World ex U.S. Core Equity Portfolio
2009	10,761	—	10,761
2010	14,786	—	14,786

At October 31, 2010, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
T.A. World ex U.S. Core Equity Portfolio	$25	—	$25

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Tax-Managed U.S. Marketwide Value Portfolio	$4,082	$(241,851)	$(237,769)
Tax-Managed U.S. Equity Portfolio	3,014	(478,120)	(475,106)
Tax-Managed U.S. Targeted Value Portfolio	1,925	(211,929)	(210,004)
Tax-Managed U.S. Small Cap Portfolio	1,098	(221,256)	(220,158)
T.A. U.S. Core Equity 2 Portfolio	4,344	(35,921)	(31,577)
Tax-Managed DFA International Value Portfolio	5,156	(94,464)	(89,308)
T.A. World ex U.S. Core Equity Portfolio	3,570	(3,529)	41

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,					Total
	2011	2013	2014	2016	2017
Tax-Managed U.S. Marketwide Value Portfolio	—	—	—	$73,054	$168,797	$241,851
Tax-Managed U.S. Equity Portfolio	$8,734	$13,463	$27,199	142,158	286,566	478,120
Tax-Managed U.S. Targeted Value Portfolio	—	—	—	—	211,929	211,929
Tax-Managed U.S. Small Cap Portfolio	—	—	—	35,969	185,287	221,256
T.A. U.S. Core Equity 2 Portfolio	—	—	—	—	$35,921	$35,921
Tax-Managed DFA International Value Portfolio	—	—	—	—	94,464	94,464

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	Expires on October 31,					Total
	2011	2013	2014	2016	2017
T.A. World ex U.S. Core Equity Portfolio	—	—	—	—	3,529	3,529

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$47,346
Tax-Managed U.S. Equity Portfolio	15,791
Tax Managed U.S. Targeted Value Portfolio	56,995
Tax Managed U.S. Small Cap Portfolio	10,032
T.A. U.S. Core Equity 2 Portfolio	13,898
Tax-Managed DFA International Value Portfolio	70,235
T.A. World ex U.S. Core Equity Portfolio	6,151

Some of the investments held by T.A. World ex U.S. Core Equity Portfolio are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains (losses) are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the Portfolio had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes of $172 (in thousands). For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $599 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Tax-Managed U.S. Marketwide Value Portfolio	$1,691,010	$413,227	$(207,010)	$206,217
Tax-Managed U.S. Equity Portfolio	906,366	403,690	(23,634)	380,056
Tax-Managed U.S. Targeted Value Portfolio	2,033,401	540,440	(185,390)	355,050
Tax-Managed U.S. Small Cap Portfolio	999,642	368,936	(56,941)	311,995
T.A. U.S. Core Equity 2 Portfolio	1,904,006	418,752	(96,384)	322,368
Tax-Managed DFA International Value Portfolio	1,717,244	313,495	(107,279)	206,216
T.A. World ex U.S. Core Equity Portfolio	816,110	255,648	(41,845)	213,803

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

G.  Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

52

1.  Repurchase Agreements:  The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.  Foreign Market Risks:  Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.  Futures Contracts:  The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Portfolios had no outstanding futures contracts.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

53

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed U.S. Targeted Value Portfolio	1.98%	$1,569	17	$1	$4,197
Tax-Managed U.S. Small Cap Portfolio	1.94%	3,438	7	1	5,813
T.A. U.S. Core Equity 2 Portfolio	1.99%	4,805	3	1	6,209

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed DFA International Value Portfolio	0.92%	$1,284	29	$1	$7,924
T.A. World ex U.S. Core Equity Portfolio	0.94%	3,097	8	1	4,718

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

I.  Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable

54

interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L.  Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Marketwide Value Portfolio	3	90%
Tax-Managed U.S. Equity Portfolio	2	75%
Tax-Managed U.S. Targeted Value Portfolio	3	96%
Tax-Managed U.S. Small Cap Portfolio	3	95%
T.A. U.S. Core Equity 2 Portfolio	3	93%
Tax-Managed DFA International Value Portfolio	3	94%
T.A. World ex U.S. Core Equity Portfolio	3	91%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M.  Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The Tax Managed U.S. Marketwide Value Series and all other Tribune shareholders as a group, which includes hundreds of

55

mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The Tax Managed U.S. Marketwide Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The Tax Managed U.S. Marketwide Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The Tax Managed U.S. Marketwide Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The Tax Managed U.S. Marketwide Value Series’ net asset value at this time. The Tax Managed U.S. Marketwide Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The Tax Managed U.S. Marketwide Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The Tax Managed U.S. Marketwide Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The Tax Managed U.S. Marketwide Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The Tax Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The Tax Managed U.S. Marketwide Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The Tax Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The Tax Managed U.S. Marketwide Value Series.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers and transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

57

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

58

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell® 1000 Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010
Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright© Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

59

Domestic Equity Series’ Performance Overview

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series seeks to capture the returns of U.S. value stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Series held 1,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.38% for the Series and 16.41% for the Russell 3000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and somewhat greater exposure to small cap securities drove outperformance. The Series is more inclusive than the Index across the market capitalization segments in the micro cap range. This greater exposure to micro cap stocks and the composition of those stocks contributed to the Series’ outperformance. Overall, the Series holds nearly 800 fewer securities and therefore composition effects between the Series and the Index are common. During this period the composition effects contributed to outperformance. The Series’ exclusion of REITs had a negative impact of approximately 0.8% relative to the Index as REITs was the best-performing sector over the period.

The Tax-Managed U.S. Equity Series

The Tax-Managed U.S. Equity Series seeks to capture the returns associated with the broad universe of U.S. stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Series held 2,659 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.29% for the Series, 18.34% for the Russell 3000® Index and 19.04% for the Dow Jones US Total Stock Market IndexSM (Full Cap). Relative to the Russell 3000® Index, underperformance by the Series was attributable to small differences in allocations across the market capitalization segments. The Series’ exclusion of REITs had a negative impact of approximately 0.4% relative to the Index as REITs was the best-performing sector over the period.

As of January 4, 2010, the Russell 3000® Index was selected to replace the Dow Jones US Total Stock Market IndexSM as the appropriate benchmark for the Series.

60

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

The Tax-Managed U.S. Marketwide Value Series
Actual Fund Return	$1,000.00	$973.60	0.21%	$1.04
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The Tax-Managed U.S. Equity Series
Actual Fund Return	$1,000.00	$1,009.00	0.07%	$0.35
Hypothetical 5% Annual Return	$1,000.00	$1,024.85	0.07%	$0.36

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

61

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIOS

The Tax-Managed U.S. Marketwide Value Series		The Tax-Managed U.S. Equity Series
Consumer Discretionary	20.0%	Consumer Discretionary	12.1%
Consumer Staples	7.3%	Consumer Staples	10.2%
Energy	15.2%	Energy	10.5%
Financials	22.0%	Financials	12.9%
Health Care	5.9%	Health Care	11.7%
Industrials	14.0%	Industrials	11.7%
Information Technology	5.5%	Information Technology	19.7%
Materials	3.5%	Materials	4.4%
Other	—	Other	—
Telecommunication Services	5.2%	Telecommunication Services	2.9%
Utilities	1.4%	Utilities	3.9%

	100.0%		100.0%

62

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (95.5%)
Consumer Discretionary — (19.1%)
*Carnival Corp.	695,842	$30,039,499	1.1%
CBS Corp. Class B	955,791	16,181,542	0.6%
*Comcast Corp. Class A	3,570,978	73,490,727	2.7%
Comcast Corp. Special Class A	1,432,185	27,684,136	1.0%
*Liberty Media Corp. Capital Class A	217,289	12,502,809	0.5%
*Liberty Media Corp. Interactive Class A	882,463	13,025,154	0.5%
*News Corp. Class A	2,360,850	34,137,891	1.3%
News Corp. Class B	937,272	15,071,334	0.6%
#*Royal Caribbean Cruises, Ltd.	322,500	12,751,650	0.5%
*Time Warner Cable, Inc.	693,942	40,158,424	1.5%
*Time Warner, Inc.	1,534,860	49,898,299	1.9%
Walt Disney Co. (The)	1,066,209	38,500,807	1.4%
Other Securities		167,930,087	6.3%

Total Consumer Discretionary		531,372,359	19.9%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	759,376	25,302,408	0.9%
*CVS Caremark Corp.	1,510,745	45,503,639	1.7%
Kraft Foods, Inc.	1,821,573	58,782,161	2.2%
Other Securities		64,140,512	2.4%

Total Consumer Staples		193,728,720	7.2%

Energy — (14.5%)
*Anadarko Petroleum Corp.	845,068	52,030,837	2.0%
Chesapeake Energy Corp.	818,200	17,754,940	0.7%
*ConocoPhillips	1,766,829	104,949,643	3.9%
Hess Corp.	378,130	23,833,534	0.9%
*Marathon Oil Corp.	867,037	30,840,506	1.2%
National-Oilwell, Inc.	468,812	25,203,333	0.9%
Other Securities		150,451,534	5.6%

Total Energy		405,064,327	15.2%

Financials — (21.0%)
*Bank of America Corp.	7,159,212	81,901,385	3.1%
*Capital One Financial Corp.	571,140	21,286,388	0.8%
*Citigroup, Inc.	9,322,022	38,872,832	1.4%
CME Group, Inc.	82,877	24,005,323	0.9%
*JPMorgan Chase & Co.	494,504	18,608,186	0.7%
*Loews Corp.	680,172	26,853,191	1.0%
*MetLife, Inc.	1,000,002	40,330,081	1.5%
*Prudential Financial, Inc.	501,027	26,344,000	1.0%
*SunTrust Banks, Inc.	594,272	14,868,685	0.6%
Travelers Cos., Inc. (The)	450,950	24,892,440	0.9%
Other Securities		266,175,210	10.0%

Total Financials		584,137,721	21.9%

Health Care — (5.6%)
*Aetna, Inc.	503,313	15,028,926	0.6%
*Humana, Inc.	236,814	13,803,888	0.5%
*Thermo Fisher Scientific, Inc.	499,520	25,685,318	0.9%
*WellPoint, Inc.	501,340	27,242,816	1.0%
Other Securities		73,829,363	2.8%

Total Health Care		155,590,311	5.8%

Industrials — (13.4%)
*CSX Corp.	562,627	34,573,429	1.3%

63

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
FedEx Corp.	164,882	$14,463,449	0.5%
General Electric Co.	3,570,080	57,192,682	2.1%
*Norfolk Southern Corp.	545,229	33,526,131	1.3%
*Northrop Grumman Corp.	328,338	20,754,245	0.8%
*Southwest Airlines Co.	1,077,730	14,829,565	0.5%
*Union Pacific Corp.	660,982	57,954,902	2.2%
Other Securities		139,185,749	5.2%

Total Industrials		372,480,152	13.9%

Information Technology — (5.3%)
*Motorola, Inc.	1,624,811	13,242,210	0.5%
Xerox Corp.	1,791,473	20,960,234	0.8%
Other Securities		113,277,262	4.2%

Total Information Technology		147,479,706	5.5%

Materials — (3.3%)
*Alcoa, Inc.	1,145,369	15,038,695	0.5%
Dow Chemical Co. (The)	515,627	15,896,780	0.6%
*International Paper Co.	493,615	12,478,587	0.5%
Other Securities		49,854,798	1.9%

Total Materials		93,268,860	3.5%

Other — (0.0%)
Other Securities		54	0.0%

Telecommunication Services — (5.0%)
*AT&T, Inc.	4,065,906	115,878,321	4.3%
*Sprint Nextel Corp.	3,820,377	15,739,953	0.6%
Other Securities		7,038,681	0.3%

Total Telecommunication Services		138,656,955	5.2%

Utilities — (1.3%)
*Public Service Enterprise Group, Inc.	655,441	21,203,516	0.8%
Other Securities		15,049,649	0.6%

Total Utilities		36,253,165	1.4%

TOTAL COMMON STOCKS		2,658,032,330	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio — Institutional Shares	9,057,730	9,057,730	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (4.2%)
§@DFA Short Term Investment Fund	115,534,176	115,534,176	4.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $541,436 FNMA 3.500%, 10/01/20, valued at $566,452) to be repurchased at $549,963	$550	549,952	0.0%

TOTAL SECURITIES LENDING COLLATERAL		116,084,128	4.4%

64

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Value†	Percentage of Net Assets
TOTAL INVESTMENTS — (100.0%) (Cost $2,486,204,226)	$2,783,174,188	104.2%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$531,372,359	—	—	$531,372,359
Consumer Staples	193,728,720	—	—	193,728,720
Energy	405,064,327	—	—	405,064,327
Financials	584,137,721	—	—	584,137,721
Health Care	155,590,311	—	—	155,590,311
Industrials	372,480,152	—	—	372,480,152
Information Technology	147,479,706	—	—	147,479,706
Materials	93,268,860	—	—	93,268,860
Other	—	$54	—	54
Telecommunication Services	138,656,955	—	—	138,656,955
Utilities	36,253,165	—	—	36,253,165
Rights/Warrants	—	—	—	—
Temporary Cash Investments	9,057,730	—	—	9,057,730
Securities Lending Collateral	—	116,084,128	—	116,084,128

TOTAL	$2,667,090,006	$116,084,182	—	$2,783,174,188

See accompanying Notes to Financial Statements.

65

THE TAX-MANAGED U.S. EQUITY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (94.0%)
Consumer Discretionary — (11.3%)
*Amazon.com, Inc.	36,900	$6,093,666	0.5%
#*Ford Motor Co.	324,140	4,580,098	0.3%
#*Home Depot, Inc.	168,342	5,198,401	0.4%
*McDonald’s Corp.	109,625	8,525,536	0.7%
Walt Disney Co. (The)	196,592	7,098,937	0.5%
Other Securities		123,109,599	9.6%

Total Consumer Discretionary		154,606,237	12.0%

Consumer Staples — (9.6%)
Altria Group, Inc.	213,900	5,437,338	0.4%
Coca-Cola Co. (The)	218,236	13,382,232	1.1%
Kraft Foods, Inc.	171,372	5,530,174	0.4%
*PepsiCo, Inc.	160,129	10,456,424	0.8%
Philip Morris International, Inc.	177,143	10,362,866	0.8%
*Procter & Gamble Co. (The)	296,827	18,869,292	1.5%
*Wal-Mart Stores, Inc.	214,602	11,624,990	0.9%
Other Securities		55,344,996	4.3%

Total Consumer Staples		131,008,312	10.2%

Energy — (9.9%)
*Chevron Corp.	203,714	16,828,814	1.3%
*ConocoPhillips	149,755	8,895,447	0.7%
*Exxon Mobil Corp.	519,047	34,501,054	2.7%
Occidental Petroleum Corp.	83,088	6,533,209	0.5%
*Schlumberger, Ltd.	121,266	8,475,281	0.7%
Other Securities		59,263,612	4.6%

Total Energy		134,497,417	10.5%

Financials — (12.1%)
*American Express Co.	111,405	4,618,851	0.4%
*Bank of America Corp.	924,879	10,580,616	0.8%
*Berkshire Hathaway, Inc.	62,164	4,945,768	0.4%
*Citigroup, Inc.	1,913,088	7,977,577	0.6%
*Goldman Sachs Group, Inc. (The)	50,300	8,095,785	0.6%
*JPMorgan Chase & Co.	406,172	15,284,252	1.2%
U.S. Bancorp.	203,215	4,913,739	0.4%
*Wells Fargo & Co.	508,428	13,259,802	1.0%
Other Securities		95,372,044	7.4%

Total Financials		165,048,434	12.8%

Health Care — (11.0%)
*Abbott Laboratories	153,600	7,882,752	0.6%
*Amgen, Inc.	98,171	5,614,400	0.4%
Bristol-Myers Squibb Co.	165,250	4,445,225	0.3%
*Johnson & Johnson	274,184	17,457,295	1.4%
Merck & Co., Inc.	318,253	11,546,219	0.9%
*Pfizer, Inc.	823,503	14,328,952	1.1%
Other Securities		88,119,931	6.9%

Total Health Care		149,394,774	11.6%

Industrials — (11.0%)
*3M Co.	66,923	5,636,255	0.4%
*Boeing Co. (The)	65,850	4,651,644	0.4%
*Caterpillar, Inc.	64,509	5,070,407	0.4%
General Electric Co.	1,093,771	17,522,211	1.4%
*Union Pacific Corp.	51,000	4,471,680	0.3%

66

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*United Parcel Service, Inc.	74,250	$4,999,995	0.4%
*United Technologies Corp.	89,870	6,719,580	0.5%
Other Securities		100,586,224	7.8%

Total Industrials		149,657,996	11.6%

Information Technology — (18.5%)
*Apple, Inc.	94,060	28,299,832	2.2%
*Cisco Sytems, Inc.	553,000	12,624,990	1.0%
*EMC Corp.	209,363	4,398,717	0.3%
*Google, Inc.	23,437	14,366,647	1.1%
Hewlett-Packard Co.	231,000	9,715,860	0.8%
*Intel Corp.	567,470	11,389,123	0.9%
*International Business Machines Corp.	124,703	17,907,351	1.4%
*Microsoft Corp.	767,007	20,433,066	1.6%
*Oracle Corp.	402,316	11,828,090	0.9%
*QUALCOMM, Inc.	162,070	7,314,219	0.6%
Other Securities		113,682,689	8.8%

Total Information Technology		251,960,584	19.6%

Materials — (4.2%)
Other Securities		57,032,534	4.4%

Other — (0.0%)
Other Securities		6	0.0%

Telecommunication Services — (2.8%)
*AT&T, Inc.	583,080	16,617,780	1.3%
*Verizon Communications, Inc.	289,775	9,408,994	0.7%
Other Securities		11,638,562	0.9%

Total Telecommunication Services		37,665,336	2.9%

Utilities — (3.6%)
Other Securities		49,419,103	3.9%

TOTAL COMMON STOCKS		1,280,290,733	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		5,354	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,782,405	6,782,405	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (5.5%)
§@DFA Short Term Investment Fund	74,215,068	74,215,068	5.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $347,800 FNMA 3.500%, 10/01/20, valued at $363,869) to be repurchased at $353,277	$353	353,270	0.0%

TOTAL SECURITIES LENDING COLLATERAL		74,568,338	5.8%

TOTAL INVESTMENTS — (100.0%) (Cost $981,128,010)		$1,361,646,830	105.8%

67

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$154,606,237	—	—	$154,606,237
Consumer Staples	131,008,312	—	—	131,008,312
Energy	134,497,417	—	—	134,497,417
Financials	165,048,434	—	—	165,048,434
Health Care	149,385,314	$9,460	—	149,394,774
Industrials	149,657,996	—	—	149,657,996
Information Technology	251,960,584	—	—	251,960,584
Materials	57,032,534	—	—	57,032,534
Other	—	6	—	6
Telecommunication Services	37,665,336	—	—	37,665,336
Utilities	49,419,103	—	—	49,419,103
Rights/Warrants	5,354	—	—	5,354
Temporary Cash Investments	6,782,405	—	—	6,782,405
Securities Lending Collateral	—	74,568,338	—	74,568,338

TOTAL	$1,287,069,026	$74,577,804	—	$1,361,646,830

See accompanying Notes to Financial Statements.

68

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
ASSETS:
Investments at Value (including $110,889 and $71,829 of securities on loan, respectively)	$2,658,032	$1,280,296
Temporary Cash Investments at Value & Cost	9,058	6,783
Collateral Received from Securities on Loan at Value & Cost	116,084	74,568
Receivables:
Investment Securities Sold	12,390	48
Dividends and Interest	3,096	1,329
Securities Lending Income	139	27
Fund Shares Sold	1,068	188

Total Assets	2,799,867	1,363,239

LIABILITIES:
Payables:
Upon Return of Securities Loaned	116,084	74,568
Investment Securities Purchased	12,546	2,129
Due to Advisor	439	53
Accrued Expenses and Other Liabilities	125	66

Total Liabilities	129,194	76,816

NET ASSETS	$2,670,673	$1,286,423

Investments at Cost	$2,361,062	$899,777

See accompanying Notes to Financial Statements.

69

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
Investment Income
Dividends	$39,390	$23,049
Interest	13	6
Income from Securities Lending	1,354	397

Total Investment Income	40,757	23,452

Expenses
Investment Advisory Services Fees	5,042	612
Accounting & Transfer Agent Fees	265	139
Custodian Fees	46	29
Shareholders’ Reports	10	5
Directors’/Trustees’ Fees & Expenses	24	11
Professional Fees	50	24
Other	27	16

Total Expenses	5,464	836

Net Investment Income (Loss)	35,293	22,616

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	76,239	15,808
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	353,972	166,588

Net Realized and Unrealized Gain (Loss)	430,211	182,396

Net Increase (Decrease) in Net Assets Resulting from Operations	$465,504	$205,012

See accompanying Notes to Financial Statements.

70

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series		The Tax-Managed U.S. Equity Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$35,293	$43,009	$22,616	$24,487
Net Realized Gain (Loss) on:
Investment Securities Sold	76,239	(224,739)	15,808	(289,047)
Futures	—	2,063	—	2,732
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities	353,972	417,983	166,588	328,914
Futures	—	(16)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	465,504	238,300	205,012	67,086

Transactions in Interest:
Contributions	111,014	347,943	49,823	111,879
Withdrawals	(195,772)	(487,040)	(110,005)	(305,880)

Net Increase (Decrease) from Transactions in Interest	(84,758)	(139,097)	(60,182)	(194,001)

Total Increase (Decrease) in Net Assets	380,746	99,203	144,830	(126,915)
Net Assets
Beginning of Period	2,289,927	2,190,724	1,141,593	1,268,508

End of Period	$2,670,673	$2,289,927	$1,286,423	$1,141,593

See accompanying Notes to Financial Statements.

71

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Tax-Managed U.S. Marketwide Value Series							The Tax-Managed U.S. Equity Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	20.38%	12.76%	(37.44	)%(C)	0.67%	17.70%	16.44%	18.29%	8.56%	(32.28	)%(C)	7.38%	13.06%	10.15%
Net Assets, End of Period (thousands)	$2,670,673	$2,289,927	$2,190,724		$3,858,580	$3,521,559	$2,476,387	$1,286,423	$1,141,593	$1,268,508		$1,824,033	$1,487,786	$999,348
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.22	%(B)	0.22%	0.22%	0.24%	0.07%	0.09%	0.07	%(B)	0.07%	0.07%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.40%	2.23%	2.09	%(B)	1.61%	1.63%	1.52%	1.85%	2.37%	1.91	%(B)	1.74%	1.71%	1.51%
Portfolio Turnover Rate	25%	28%	40	%(C)	21%	21%	12%	7%	27%	13	%(C)	6%	21%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

72

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the “Series”) are presented in this section of the report.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

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A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series	0.20%
The Tax-Managed U.S. Equity Series	0.05%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid to the CCO by the Trust were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

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D.  Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Tax-Managed U.S. Marketwide Value Series	$65
The Tax-Managed U.S. Equity Series	34

E.  Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Tax-Managed U.S. Marketwide Value Series	$615,740	$668,897
The Tax-Managed U.S. Equity Series	83,303	124,365

There were no purchases or sales of long-term U.S. government securities.

F.  Federal Income Taxes:

The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Tax-Managed U.S. Marketwide Value Series	$2,486,958	$567,002	$(270,786)	$296,216
The Tax-Managed U.S. Equity Series	981,588	403,673	(23,614)	380,059

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’ tax position and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price

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(including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The Tax-Managed U.S. Marketwide Value Series	1.98%	$8,028	12	$5	$23,352
The Tax-Managed U.S. Equity Series	1.97%	2,701	14	2	5,601

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

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The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The Tax-Managed U.S. Equity Series	0.93%	$2,420	10	$1	$7,895

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I.  Securities Lending:

As of October 31, 2010, the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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K.  Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L.  Other

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M.  Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The Tax Managed U.S. Marketwide Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The Tax Managed U.S. Marketwide Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The Tax Managed U.S. Marketwide Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The Tax Managed U.S. Marketwide Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The Tax Managed U.S. Marketwide Value Series’ net asset value at this time. The Tax Managed U.S. Marketwide Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The Tax Managed U.S. Marketwide Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The Tax Managed U.S. Marketwide Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The Tax Managed U.S. Marketwide Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The Tax Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The Tax Managed U.S. Marketwide Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The Tax Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The Tax Managed U.S. Marketwide Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC -since 1993 DFAIDG -since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC -since 1993 DFAIDG -since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC -since 1993 DFAIDG -since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC -since 2000 DFAIDG -since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC -since 1993 DFAIDG -since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC -since 2009 DFAIDG -since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

83

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

84

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

85

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since January 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

86

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

87

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

88

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolios to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Tax-Managed U.S. Marketwide Value Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Equity Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Targeted Value Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Small Cap Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
T.A. U.S. Core Equity 2 Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed DFA International Value Portfolio	100%	—	—	100%	100%	100%	8%	136%	100%	100%
T.A. World ex U.S. Core Equity Portfolio	100%	—	—	100%	100%	100%	8%	142%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, an is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

89

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DFA103110-002A

THE DFA SHORT TERM INVESTMENT FUND

Annual Report

For the Period ended October 31, 2010

Investment Summary	1

Schedule of Portfolio Holdings	2

Schedule of Investments	3

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	15

Supplemental Information	16

INVESTMENT SUMMARY

The graph represents a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark.

Aggregate Total Returns and 7-Day Yield as of 10/31/10

	1 Month	3 Months	6 Months	Since Inception	7-Day Yield

The DFA Short Term Investment Fund	0.02%	0.06%	0.13%	0.17%	0.22%

Citigroup One-Month U.S. Treasury Bill Index	0.01%	0.04%	0.08%	0.09%	-

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Total return equals income return and assumes reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

The DFA Short Term Investment Fund

Schedule of Portfolio Holdings

October 31, 2010

The following table indicates the allocation of investments among the asset classes in the Fund as of October 31, 2010:

Security Allocation	Percentage of Investments

Commercial Paper	58.2%
Repurchase Agreements	21.3
Yankee Certificates of Deposit	11.6
Corporate Bonds	5.7
Other Investments	2.5
U.S. Government Agency Securities	0.7

Total Investments	100.0%

2

The DFA Short Term Investment Fund

Schedule of Investments

October 31, 2010

Security Description	Rate	Maturity	Face Amount $	Amortized Value $
Corporate Bonds— 5.7%
(r)Bear Stearns Cos. L.L.C.	0.70%	01/31/11	140,000,000	140,077,381
(r)Bear Stearns Cos. L.L.C.	0.59%	08/15/11	71,970,000	72,073,318
(r)General Electric Capital Corp.	0.34%	01/26/11	45,000,000	45,000,000
(r)General Electric Capital Corp.	0.92%	02/01/11	72,515,000	72,595,805
(r)General Electric Capital Corp.	0.36%	04/18/11	75,000,000	75,034,588
(r)General Electric Capital Corp.	0.38%	04/28/11	25,000,000	24,976,838
(r)General Electric Capital Corp.	0.45%	08/15/11	10,000,000	9,995,436
(r)General Electric Capital Corp.	0.54%	10/21/11	40,000,000	40,090,602
(r)JPMorgan Chase & Co.	0.49%	05/16/11	11,980,000	11,986,917
(r)JPMorgan Chase & Co.	1.04%	06/13/11	50,900,000	51,116,865
(r)Wachovia Bank NA	0.37%	12/02/10	90,100,000	90,095,330
(r)Wells Fargo & Co.	0.39%	01/12/11	92,365,000	92,369,719
(r)Wells Fargo & Co.	0.74%	01/24/11	55,203,000	55,250,380

Total Corporate Bonds (Amortized Cost $780,663,179)			780,033,000	780,663,179

Commercial Paper—58.2%
(y)Abbey National North America L.L.C.	0.19%	11/02/10	30,000,000	29,999,842
(y)Abbey National North America L.L.C.	0.55%	11/08/10	15,000,000	14,998,396
(y)Abbey National North America L.L.C.	0.37%	12/15/10	125,000,000	124,943,472
(y)Abbey National North America L.L.C.	0.37%	12/22/10	100,000,000	99,947,583
(y)Abbey National North America L.L.C.	0.36%	01/14/11	25,000,000	24,981,500
(y)Abbey National North America L.L.C.	0.37%	01/21/11	50,000,000	49,958,375
(y)Abbey National North America L.L.C.	0.54%	03/28/11	25,000,000	24,944,875
(y)‡ANZ National International Ltd.	0.50%	11/03/10	25,000,000	24,999,306
(y)‡ANZ National International Ltd.	0.29%	01/27/11	75,000,000	74,947,438
(y)‡ANZ National International Ltd.	0.45%	01/31/11	50,000,000	49,943,125
(y)‡ANZ National International Ltd.	0.42%	02/02/11	75,000,000	74,919,594
(y)‡ANZ National International Ltd.	0.31%	03/03/11	75,000,000	74,921,208
(y)‡ANZ National International Ltd.	0.32%	03/22/11	60,000,000	59,924,800
(y)‡Archer Daniels Midland Co.	0.21%	11/09/10	25,000,000	24,998,833
(y)‡Archer Daniels Midland Co.	0.22%	11/15/10	50,000,000	49,995,722
(y)‡Archer Daniels Midland Co.	0.22%	12/02/10	42,373,000	42,364,973
(y)‡Archer Daniels Midland Co.	0.25%	12/08/10	38,000,000	37,990,236
(y)‡Archer Daniels Midland Co.	0.25%	12/17/10	44,750,000	44,735,705
(y)‡Archer Daniels Midland Co.	0.21%	12/21/10	65,000,000	64,981,042
(y)‡Archer Daniels Midland Co.	0.27%	01/14/11	50,000,000	49,972,250
(y)Bank Of America Corp.	0.21%	11/01/10	169,950,000	169,950,000
(y)Bank Of America Corp.	0.21%	11/02/10	50,000,000	49,999,708
(y)Bank Of America Corp.	0.22%	11/09/10	180,000,000	179,991,200
(y)Bank Of Nova Scotia	0.25%	01/06/11	35,000,000	34,983,958
(y)Bank Of Nova Scotia	0.30%	02/16/11	40,000,000	39,964,333
(y)Bank Of Nova Scotia	0.30%	02/18/11	75,000,000	74,932,253
(y)Bank Of Nova Scotia	0.30%	03/03/11	50,000,000	49,950,014
(y)Barclays U.S. Funding L.L.C.	0.23%	12/21/10	100,000,000	99,968,056
(y)BNP Paribas Finance, Inc.	0.51%	11/22/10	40,000,000	39,988,100
(y)BNP Paribas Finance, Inc.	0.30%	12/02/10	30,000,000	29,992,250
(y)BNP Paribas Finance, Inc.	0.70%	01/14/11	50,000,000	49,928,261
(y)‡Caisse centrale Desjardins	0.24%	12/07/10	25,000,000	24,994,000
(y)‡Coca-Cola Co.	0.23%	12/21/10	75,000,000	74,976,042
(y)‡Commonwealth Bank of Australia	0.27%	11/08/10	50,000,000	49,997,375
(y)‡Commonwealth Bank of Australia	0.27%	11/09/10	25,000,000	24,998,500
(y)‡Commonwealth Bank of Australia	0.25%	11/30/10	55,949,000	55,937,958
(y)‡Commonwealth Bank of Australia	0.25%	12/20/10	26,000,000	25,991,153
(y)‡Commonwealth Bank of Australia	0.25%	12/23/10	75,000,000	74,972,917
(y)‡Commonwealth Bank of Australia	0.26%	01/10/11	50,000,000	49,974,722
(y)‡Commonwealth Bank of Australia	0.34%	02/10/11	50,000,000	49,953,007
(y)Credit Agricole North America, Inc.	0.45%	11/02/10	75,000,000	74,999,062
(y)Credit Agricole North America, Inc.	0.53%	11/04/10	25,000,000	24,998,896
(y)Credit Agricole North America, Inc.	0.27%	11/05/10	50,000,000	49,998,500
(y)Credit Agricole North America, Inc.	0.28%	11/15/10	30,000,000	29,996,733
(y)Credit Agricole North America, Inc.	0.27%	11/22/10	60,000,000	59,990,725
(y)Credit Agricole North America, Inc.	0.27%	11/23/10	50,000,000	49,991,750
(y)Credit Agricole North America, Inc.	0.30%	12/09/10	25,000,000	24,992,083
(y)Credit Agricole North America, Inc.	0.30%	12/16/10	30,000,000	29,988,750

See notes to financial statements.

3

The DFA Short Term Investment Fund

Schedule of Investments, Continued

October 31, 2010

Security Description	Rate	Maturity	Face Amount $	Amortized Value $
Commercial Paper — Continued
(y)Credit Agricole North America, Inc.	0.29%	01/14/11	20,000,000	19,988,078
(y)Credit Agricole North America, Inc.	0.29%	01/24/11	35,000,000	34,976,317
(y)‡Eksportfinans ASA	0.27%	11/05/10	117,100,000	117,096,487
(y)‡Eksportfinans ASA	0.22%	11/10/10	50,000,000	49,997,312
(y)‡Eksportfinans ASA	0.23%	11/15/10	213,750,000	213,732,048
(y)European Investment Bank	0.19%	11/05/10	100,000,000	99,997,889
(y)European Investment Bank	0.22%	12/21/10	50,000,000	49,984,722
(y)‡Fortis Funding L.L.C.	0.21%	11/02/10	25,000,000	24,999,854
(y)‡Fortis Funding L.L.C.	0.54%	12/27/10	30,000,000	29,974,800
(y)‡Fortis Funding L.L.C.	0.42%	03/07/11	50,000,000	49,926,500
(y)‡Fortis Funding L.L.C.	0.42%	03/10/11	60,000,000	59,909,700
(y)‡Fortis Funding L.L.C.	0.41%	03/21/11	50,000,000	49,920,278
(y)‡Fortis Funding L.L.C.	0.38%	03/28/11	25,000,000	24,961,208
(y)‡IBM Corp.	0.18%	11/02/10	158,000,000	157,999,210
(y)‡KfW Bankengruppe	0.19%	11/03/10	18,000,000	17,999,810
(y)‡KfW Bankengruppe	0.29%	11/10/10	20,000,000	19,998,550
(y)‡KfW Bankengruppe	0.29%	11/19/10	100,000,000	99,985,500
(y)‡KfW Bankengruppe	0.21%	12/29/10	25,000,000	24,991,542
(y)‡KfW Bankengruppe	0.23%	01/18/11	50,000,000	49,975,083
(y)‡KfW Bankengruppe	0.47%	01/20/11	50,000,000	49,947,778
(y)‡National Australia Bank Ltd.	0.26%	11/08/10	50,000,000	49,997,521
(y)‡National Australia Bank Ltd.	0.26%	11/09/10	50,000,000	49,997,111
(y)‡National Australia Bank Ltd.	0.24%	12/01/10	25,000,000	24,995,000
(y)‡National Australia Bank Ltd.	0.25%	12/13/10	22,400,000	22,393,467
(y)‡National Australia Bank Ltd.	0.37%	01/03/11	55,000,000	54,964,869
(y)‡National Australia Bank Ltd.	0.33%	01/05/11	50,000,000	49,970,208
(y)‡National Australia Bank Ltd.	0.31%	02/07/11	130,000,000	129,890,294
(y)National Rural Utilities Cooperative Finance Corp.	0.22%	11/04/10	14,055,000	14,054,742
(y)National Rural Utilities Cooperative Finance Corp.	0.27%	11/08/10	50,000,000	49,997,375
(y)National Rural Utilities Cooperative Finance Corp.	0.27%	11/09/10	35,000,000	34,997,900
(y)National Rural Utilities Cooperative Finance Corp.	0.22%	11/10/10	38,500,000	38,497,882
(y)National Rural Utilities Cooperative Finance Corp.	0.24%	11/12/10	27,500,000	27,497,983
(y)National Rural Utilities Cooperative Finance Corp.	0.24%	11/15/10	16,425,000	16,423,556
(y)National Rural Utilities Cooperative Finance Corp.	0.26%	11/17/10	37,000,000	36,995,828
(y)National Rural Utilities Cooperative Finance Corp.	0.24%	11/29/10	26,200,000	26,195,109
(y)National Rural Utilities Cooperative Finance Corp.	0.24%	12/06/10	18,125,000	18,120,771
(y)‡Nestle Capital Corp.	0.26%	11/10/10	21,000,000	20,998,635
(y)‡Nestle Capital Corp.	0.26%	11/12/10	75,000,000	74,994,042
(y)Nestlé Finance International Ltd.	0.18%	11/01/10	12,750,000	12,750,000
(y)Nordea North America, Inc.	0.45%	11/05/10	25,000,000	24,998,750
(y)Nordea North America, Inc.	0.28%	12/09/10	80,000,000	79,977,622
(y)Nordea North America, Inc.	0.58%	01/07/11	75,000,000	74,919,042
(y)Nordea North America, Inc.	0.50%	01/14/11	50,000,000	49,948,611
(y)Nordea North America, Inc.	0.34%	02/23/11	75,000,000	74,925,187
(y)‡Novartis Finance Corp.	0.26%	12/10/10	35,000,000	34,990,142
(y)‡Novartis Finance Corp.	0.28%	02/02/11	40,500,000	40,470,705
(y)‡Novartis Finance Corp.	0.32%	03/30/11	16,260,000	16,238,465
(y)‡NRW Bank AG	0.39%	11/05/10	48,000,000	47,997,920
(y)‡NRW Bank AG	0.23%	11/18/10	38,000,000	37,995,873
(y)‡NRW Bank AG	0.50%	12/13/10	75,000,000	74,956,250
(y)‡NRW Bank AG	0.34%	01/21/11	50,000,000	49,961,750
(y)‡NRW Bank AG	0.26%	01/25/11	80,000,000	79,950,889
(y)‡NRW Bank AG	0.30%	03/28/11	75,000,000	74,908,125
(y)‡NRW Bank AG	0.36%	04/01/11	35,000,000	34,947,150
(y)Oesterreichische Kontrollbank AG	0.23%	12/15/10	16,370,000	16,365,398
(y)Oesterreichische Kontrollbank AG	0.26%	12/30/10	6,900,000	6,897,060
(y)‡Old Line Funding L.L.C.	0.25%	11/05/10	43,646,000	43,644,788
(y)‡Old Line Funding L.L.C.	0.25%	11/09/10	95,000,000	94,994,944
(y)‡Old Line Funding L.L.C.	0.23%	11/15/10	6,275,000	6,274,439
(y)‡Old Line Funding L.L.C.	0.25%	11/19/10	50,233,000	50,226,819
(y)‡Old Line Funding L.L.C.	0.25%	11/22/10	107,805,000	107,789,785
(y)‡Old Line Funding L.L.C.	0.27%	12/03/10	40,475,000	40,465,286
(y)‡Old Line Funding L.L.C.	0.24%	12/07/10	26,800,000	26,793,568

See notes to financial statements.

4

The DFA Short Term Investment Fund

Schedule of Investments, Continued

October 31, 2010

Security Description	Rate	Maturity	Face Amount $	Amortized Value $
Commercial Paper — Continued
(y)‡Old Line Funding L.L.C.	0.26%	12/08/10	25,019,000	25,012,314
(y)‡Old Line Funding L.L.C.	0.26%	12/20/10	17,810,000	17,803,697
(y)PACCAR Financial Corp.	0.20%	11/05/10	26,000,000	25,999,422
(y)PACCAR Financial Corp.	0.32%	11/10/10	89,700,000	89,692,824
(y)PACCAR Financial Corp.	0.30%	11/18/10	9,200,000	9,198,697
(y)PACCAR Financial Corp.	0.26%	12/06/10	21,100,000	21,094,666
(y)‡Procter & Gamble Co.	0.27%	11/15/10	20,800,000	20,797,816
(y)‡Procter & Gamble Co.	0.27%	11/17/10	60,000,000	59,992,800
(y)Rabobank USA Financial Corp.	0.41%	12/29/10	50,000,000	49,966,972
(y)Rabobank USA Financial Corp.	0.43%	01/19/11	40,750,000	40,711,548
(y)Rabobank USA Financial Corp.	0.41%	02/04/11	30,000,000	29,967,542
(y)‡Sheffield Receivables Corp.	0.23%	11/03/10	75,000,000	74,999,042
(y)‡Sheffield Receivables Corp.	0.25%	11/09/10	46,000,000	45,997,444
(y)‡Sheffield Receivables Corp.	0.25%	11/18/10	33,000,000	32,996,104
(y)‡Sheffield Receivables Corp.	0.26%	12/01/10	25,000,000	24,994,583
(y)‡Sheffield Receivables Corp.	0.25%	12/02/10	25,000,000	24,994,618
(y)‡Sheffield Receivables Corp.	0.27%	12/06/10	50,000,000	49,986,875
(y)‡Sheffield Receivables Corp.	0.25%	12/07/10	20,000,000	19,995,000
(y)‡Sheffield Receivables Corp.	0.26%	12/08/10	55,000,000	54,985,303
(y)‡Sheffield Receivables Corp.	0.26%	12/10/10	30,000,000	29,991,550
(y)‡Sheffield Receivables Corp.	0.29%	01/07/11	25,000,000	24,986,507
(y)‡Sheffield Receivables Corp.	0.27%	01/10/11	20,000,000	19,989,500
(y)‡Sheffield Receivables Corp.	0.27%	01/25/11	10,000,000	9,993,625
(y)‡Shell International Finance B.V.	0.45%	01/12/11	75,000,000	74,932,500
(y)‡Shell International Finance B.V.	0.33%	03/16/11	28,000,000	27,965,350
(y)‡Société de Prise de Participation de l’Etat	0.24%	12/01/10	8,750,000	8,748,250
(y)‡Société de Prise de Participation de l’Etat	0.25%	02/07/11	80,000,000	79,945,556
(y)‡Société de Prise de Participation de l’Etat	0.32%	03/29/11	162,000,000	161,786,880
(y)Svenska Handelsbank, Inc.	0.26%	12/13/10	100,000,000	99,970,250
(y)Svenska Handelsbank, Inc.	0.26%	12/17/10	69,946,000	69,923,209
(y)Svenska Handelsbank, Inc.	0.27%	01/24/11	50,000,000	49,968,500
(y)‡Total Capital Canada Ltd.	0.43%	01/13/11	17,800,000	17,784,479
(y)‡Total Capital Canada Ltd.	0.48%	01/19/11	100,000,000	99,894,667
(y)‡Total Capital Canada Ltd.	0.30%	02/25/11	51,025,000	50,975,676
(y)‡Total Capital Canada Ltd.	0.32%	03/03/11	100,000,000	99,891,556
(y)Toyota Motor Credit Corp.	0.32%	11/02/10	50,000,000	49,999,556
(y)Toyota Motor Credit Corp.	0.30%	11/09/10	15,000,000	14,999,000
(y)Toyota Motor Credit Corp.	0.38%	12/02/10	35,000,000	34,988,547
(y)Toyota Motor Credit Corp.	0.30%	12/08/10	30,000,000	29,990,750
(y)Toyota Motor Credit Corp.	0.52%	12/14/10	25,000,000	24,984,472
(y)Toyota Motor Credit Corp.	0.33%	01/20/11	100,000,000	99,930,000
(y)Toyota Motor Credit Corp.	0.30%	01/27/11	60,000,000	59,956,500
(y)Toyota Motor Credit Corp.	0.27%	01/31/11	60,000,000	59,959,050
(y)Toyota Motor Credit Corp.	0.32%	02/28/11	30,000,000	29,968,267
(y)‡United Technologies Corp.	0.19%	11/17/10	43,200,000	43,196,352
(y)‡Wal-Mart Stores, Inc.	0.22%	11/01/10	32,248,000	32,248,000
(y)‡Westpac Banking Corp.	0.32%	02/14/11	50,000,000	49,953,333
(y)‡Westpac Banking Corp.	0.30%	03/09/11	40,000,000	39,957,333

Total Commercial Paper (Amortized Cost $8,047,668,590)			8,051,439,000	8,047,668,590

Yankee Certificates of Deposit— 11.6%
(r)Bank Of Nova Scotia Houston	0.26%	10/18/11	100,000,000	100,000,000
(r)Barclays Bank P.L.C. NY	0.56%	01/14/11	50,000,000	50,000,000
(r)Barclays Bank P.L.C. NY	0.56%	03/25/11	50,000,000	50,000,000
(r)BNP Paribas Finance, Inc.	0.79%	07/21/11	33,000,000	33,105,850
Japan Finance Corp.	2.00%	06/24/11	18,350,000	18,535,014
Nordea Bank Finland NY	0.52%	12/22/10	20,000,000	20,000,141
(r)Nordea Bank Finland NY	0.59%	10/20/11	15,000,000	15,038,418
Province of Quebec	6.13%	01/22/11	26,000,000	26,336,473
Rabobank Nederland NV NY	0.63%	12/03/10	75,000,000	75,000,000
Rabobank Nederland NV NY	0.34%	03/16/11	30,000,000	30,001,120
(r)Rabobank Nederland NV NY	0.32%	04/26/11	10,000,000	10,001,509
(r)Rabobank Nederland NV NY	0.32%	08/30/11	100,000,000	100,000,000
(r)Rabobank Nederland NV NY	0.33%	10/07/11	75,000,000	75,000,000

See notes to financial statements.

5

The DFA Short Term Investment Fund

Schedule of Investments, Continued

October 31, 2010

Security Description	Rate	Maturity	Face Amount $	Amortized Value $
Yankee Certificates of Deposit — Continued
(r)Royal Bank Of Canada NY	0.26%	12/02/10	30,000,000	30,000,412
(r)Royal Bank Of Canada NY	0.26%	03/23/11	150,000,000	150,000,000
(r)Royal Bank Of Canada NY	0.69%	06/23/11	28,700,000	28,777,226
Svenska Handelsbanken NY	0.26%	12/30/10	75,000,000	75,000,000
Svenska Handelsbanken NY	0.39%	02/10/11	100,000,000	100,002,800
(r)The Toronto-Dominion Bank Ltd. NY	0.26%	11/05/10	67,000,000	67,000,070
(r)The Toronto-Dominion Bank Ltd. NY	0.26%	02/04/11	35,000,000	35,000,009
The Toronto-Dominion Bank Ltd. NY	0.32%	02/16/11	75,000,000	75,000,000
(r)The Toronto-Dominion Bank Ltd. NY	0.26%	03/10/11	5,000,000	4,999,647
(r)The Toronto-Dominion Bank Ltd. NY	0.33%	10/28/11	215,000,000	215,000,000
(r)Westpac Banking Corp NY	0.30%	11/04/10	75,000,000	75,000,000
(r)Westpac Banking Corp NY	0.31%	10/04/11	150,000,000	150,000,000

Total Yankee Certificates of Deposit (Amortized Cost $1,608,798,689)			1,608,050,000	1,608,798,689

U.S. Government Agency Securities— 0.7%
(y)Federal Home Loan Bank	0.19%	11/03/10	50,000,000	49,999,486
(y)Federal National Mortgage Association	0.26%	01/24/11	50,000,000	49,969,667

Total U.S. Government Agency Securities (Amortized Cost $99,969,153)			100,000,000	99,969,153

Repurchase Agreements— 21.3%
Bank Of America (Purchased on 10/29/10, Proceeds at maturity $500,009,167 collateralized by U.S. Government Backed Securities, 1.00% - 6.00%, 05/15/11 - 12/15/16, market value $510,000,974)	0.22%	11/01/10	500,000,000	500,000,000
Barclays Bank (Purchased on 10/29/10, Proceeds at maturity $600,012,000 collateralized by U.S. Government Backed Securities, 0.29% - 3.00%, 12/02/10 - 10/22/12, market value $612,000,001)	0.24%	11/01/10	600,000,000	600,000,000
Barclays Bank (Purchased on 10/29/10, Proceeds at maturity $80,001,400 collateralized by U.S. Government Backed Securities, 1.38%, 01/15/13, market value $81,600,008)	0.21%	11/01/10	80,000,000	80,000,000
Deutsche Bank (Purchased on 10/29/10, Proceeds at maturity $685,011,988 collateralized by U.S. Government Backed Securities, 0.00% - 5.38%, 11/05/10 - 06/12/17, market value $698,701,005)	0.21%	11/01/10	685,000,000	685,000,000
JPMorgan Chase Bank (Purchased on 10/29/10, Proceeds at maturity $685,011,988 collateralized by U.S. Government Backed Securities, 3.125% - 4.625%, 07/31/12 - 05/15/19, market value $698,700,453)	0.21%	11/01/10	685,000,000	685,000,000
Morgan Stanley (Purchased on 10/29/10, Proceeds at maturity $400,006,667 collateralized by U.S. Government Backed Securities, 0.63% - 5.36%, 04/28/11 - 11/24/17, market value $408,000,388)	0.20%	11/01/10	400,000,000	400,000,000

Total Repurchase Agreements (Amortized Cost $2,950,000,000)			2,950,000,000	2,950,000,000

Other Investments – 2.5%
(r)Citibank Dollar on Deposit Cash Account	0.23%	12/31/99	347,047,060	347,047,060

Total Investments (Amortized Cost $13,834,146,671) — 100.0%				$ 13,834,146,671

(r)	The adjustable/variable rate shown is effective as of 10/31/10.
(y)	The rate shown is the effective yield.
‡

Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The Fund’s Advisor has deemed this security to be liquid based upon procedures approved by Board of Trustees. The aggregate value of these securities at October 31, 2010 was $4,813,510,321 which represented 34.8% of the total investments of the Fund.

AG	Aktiengesellschaft (German & Swiss stock corporation)
ASA	Allmennaksjeselskap (Norwegian Stock company)
B.V.	Besloten Vennootschap. (Netherlands and Belgium Limited Liability Company)
L.L.C.	Limited Liability Company
P.L.C.	Public Limited Company

See notes to financial statements.

6

The DFA Short Term Investment Fund

Statement of Assets and Liabilities

October 31, 2010

Assets:
Investments, at value and cost	$10,884,146,671
Repurchase agreements, at value and cost	2,950,000,000

Total Investments	13,834,146,671

Interest receivable	2,015,246

Total Assets	13,836,161,917

Liabilities:
Distributions payable	2,791,418
Securities purchased payable	17,503,764
Accrued expenses and other payables:
Investment advisory	598,812
Administration	59,886
CCO	2,417
Professional	88,633
Trustee	65,762
Other	1,894

Total Liabilities	21,112,586

Net Assets	$13,815,049,331

Net Assets consist of:
Capital	$13,815,034,335
Undistributed net investment income	14,996
Accumulated net realized gains from investment transactions	-

Net Assets	$13,815,049,331

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,815,034,335
Net Asset Value (offering and redemption price per share)	$1.00

See notes to financial statements.

7

The DFA Short Term Investment Fund

Statement of Operations

For the Period Ended October 31, 2010 (a)

Investment Income:
Interest	$28,407,268
Dividend	488,335

Total Investment Income	28,895,603

Expenses:
Investment advisory fees	5,047,682
Administration fees	504,783
CCO fees	22,164
Organization fees	81,301
Professional fees	259,028
Trustee fees	104,999
Other fees	69,062

Net Expenses	6,089,019

Net Investment Income	22,806,584

Net Realized Gains from Securities Transactions	53,439

Change in Net Assets Resulting From Operations	$22,860,023

(a)	For the period February 1, 2010 (commencement of operations) to October 31, 2010.

See notes to financial statements.

8

The DFA Short Term Investment Fund

Statement of Changes in Net Assets

For the Period Ended October 31, 2010 (a)
Investment Activities:
Operations:
Net investment income	$22,806,584
Net realized gains from investment transactions	53,439

Change in net assets from operations	22,860,023

Distributions to Shareholders:
From net investment income	(22,806,584)
From net realized gains	(38,443)

Changes in net assets from distributions to shareholders	(22,845,027)

Capital Transactions:
Proceeds from shares issued	54,043,859,889
Cost of shares redeemed	(40,228,825,554)

Change in net assets from capital transactions	13,815,034,335

Change in net assets	13,815,049,331

Net Assets:
Beginning of period	-

End of period	$13,815,049,331
Undistributed net investment income	$14,996
Shares Transactions:
Shares issued	54,043,859,889
Shares redeemed	(40,228,825,554)

Change in shares	13,815,034,335

(a)	For the Period February 1, 2010 (commencement of operations) to October 31, 2010.

See notes to financial statements.

9

The DFA Short Term Investment Fund

Financial Highlights

	For the Period Ended October 31, 2010 (a)
Net Asset Value, Beginning of Period	$1.00
Investment Activities:
Net Investment Income	—	(b)
Net Realized and Unrealized Gains (Losses) on Investments	—	(b)

Total from Investment Activities	—

Distributions to shareholders from:
Net Investment Income	—	(b)

Net Realized Gains	—	(b)

Total Distributions	—	(b)

Net Asset Value, End of Period	$1.00

Total Return (c)	0.17%
Supplemental Data:
Net Assets, End of Period ($000’s)	$13,815,049
Ratios to Average Net Assets:
Net Investment Income (d)	0.23%
Expenses (d )	0.06%

(a)	For the Period February 1, 2010 (commencement of operations) to October 31, 2010.
(b)	Amount less than $0.005.
(c)	Not annualized.
(d)	Annualized.

See Accompanying Notes to Financial Statements.

10

The DFA Short Term Investment Fund

Notes to Financial Statements

October 31, 2010

A. Organization

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of twelve investment portfolios of which one is included in this report, The DFA Short Term Investment Fund (the “Fund”), and eleven are presented in separate reports. Prior to February 1, 2010, the Fund was organized as a Delaware limited partnership.

The investment objective of the Fund is to seek to provide a high level of current income that the Advisor (as hereinafter defined) believes is consistent with stability of principal and the maintenance of liquidity. As a money market fund, the Fund will pursue its investment objective by investing in U.S. dollar-denominated short-term debt securities that meet the strict standards established by the Board of Trustees of the Trust (the “Board”), which are in accordance with Rule 2a-7 under the 1940 Act.

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust. Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

B. Significant Accounting Policies

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation – The Fund seeks to maintain a constant net asset value of $1.00 per share by use of the amortized cost method of asset valuation, which approximates market value, pursuant to procedures adopted by the Board. If amortized cost no longer approximates market value, the Fund will use pricing and valuation procedures approved by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Fund’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

The Fund recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

11

The DFA Short Term Investment Fund

Notes to Financial Statements - Continued

October 31, 2010

The following table provides the fair value measurements of the Fund’s investments by level within the fair value hierarchy as of October 31, 2010:

	LEVEL 1 Investments in Securities	LEVEL 2 Investments in Securities	LEVEL 3 Investments in Securities
The DFA Short Term Investment Fund
Corporate Bonds	$ -	$780,663,179	$ -
Commercial Paper	-	8,047,668,590	-
Yankee Certificates of Deposit	-	1,608,798,689	-
U.S. Government Agency Securities	-	99,969,153	-
Repurchase Agreements	-	2,950,000,000	-
Other Investments	-	347,047,060	-

Total	$ -	$13,834,146,671	$ -

2. Deferred Compensation Plan – Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred compensation account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

3. Security Transactions and Related Income - Investment transactions are accounted for on trade date. The Fund declares a distribution daily of its net income and normally distributes any net investment income monthly. Any capital gains will be distributed no less than annually. The Fund does not expect to realize any long-term capital gains and losses. Interest income is recognized on an accrual basis and includes amortization or accretion of a premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

4. Allocations – Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated among the respective Funds in the Trust based upon relative net assets or on another reasonable basis.

C. Federal Income Taxes

The Fund is classified as a regulated investment company for tax purposes. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains that the Fund distributes to shareholders.

12

The DFA Short Term Investment Fund

Notes to Financial Statements - Continued

October 31, 2010

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, attributable to distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net net assets or net asset value per share:

	Increase in Undistributed Net Investment Income	Decrease in Accumulated Net Realized Gains
The DFA Short Term Investment Fund	$ 14,996	$ (14,996)

As of October 31, 2010, the total cost and aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were equal to the amounts reported for financial reporting purposes.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Fund’s financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then).

The tax character of distributions paid to shareholders during the period ended October 31, 2010 were as follows:

Distributions Paid From
	Net Investment Income	Tax-Exempt Income	Total Distributions Paid
The DFA Short Term Investment Fund	$22,845,027	$-	$22,845,027
As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed				Accumulated	Unrealized	Total Accumulated
	Ordinary Income	Tax-Exempt Income	Accumulated Earnings	Distributions Payable	Capital and Other Losses	Appreciation/ (Depreciation)	Earnings (Deficit)

The DFA Short Term Investment Fund	$138,258	$-	$138,258	$-	$-	$-	$138,258

D. Financial Instruments

Repurchase Agreements – The Fund may engage in repurchase agreement transactions with institutions that the Advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. The counterparty will be required at all times, to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

E. Related Party Transactions

Investment Manager – Dimensional Fund Advisors LP (the “Advisor” or “DFA”) serves as investment advisor to the Fund. Pursuant to an investment management agreement with the Trust with respect to the Fund (the “Investment Management Agreement”), the Advisor manages the investment and reinvestment of the Fund’s assets. DFA has served as the Fund’s investment manager since the Fund’s commencement of operations. Pursuant to the terms of the Investment Management Agreement, the Advisor receives a management fee calculated daily and payable monthly from the Fund at an annual rate of 0.05% of the average daily net assets.

13

The DFA Short Term Investment Fund

Notes to Financial Statements - Continued

October 31, 2010

Fees Paid to Officers – Certain officers of the Advisor are also officers of the Fund; however, such officers (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. Amounts paid to the Fund’s CCO are reflected on the Statement of Operations as “CCO fees”.

Administrator and Custodian – Citi Fund Services Ohio, Inc. serves as the Administrator and Citibank, N.A. serves as the Custodian of the Fund. Pursuant to the terms of the Master Services Agreement, the Administrator receives a fee payable monthly from the Fund at an annual rate of 0.005% of the average daily net assets.

F. Interest Rate and Credit Risks

The Fund invests primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed by the Adviser to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

The Fund is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the yields of the Fund to lag the performance of other mutual funds with similar investment objectives or the performance of short-term debt instruments. The emphasis of the Fund on quality and liquidity also could cause the Fund to underperform when compared to other money market funds, particularly those that take greater maturity and credit risks.

G. Subsequent Events

Management has evaluated the impact of all subsequent events and transactions through the date this financial statement was issued and there are no subsequent events to report.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of The DFA Short Term Investment Fund and Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The DFA Short Term Investment Fund (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Fund”) at October 31, 2010 and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

December 22, 2010

The DFA Short Term Investment Fund

Supplemental Information (Unaudited)

October 31, 2010

Other Federal Income Tax Information

For the period ended October 31, 2010, certain distributions paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2010 Form 1099-DIV.

For the period ended October 31, 2010, the Fund paid qualified interest income for purposes of a reduced individual federal income tax rate of:

Percentage

The DFA Short Term Investment Fund	98.49%

For the period ended October 31, 2010, the Fund paid qualified short-term capital gains for purposes of a reduced individual federal income tax rate of:

Percentage

The DFA Short Term Investment Fund	100.00%

For the period ended October 31, 2010, the Fund designated the following amount as a short term capital gain distribution in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code;

Amount

The DFA Short Term Investment Fund	$ 53,439

Expense Example

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expense Paid During Period * 5/1/10-10/31/10	Expense Ratio During Period 5/1/10-10/31/10

The DFA Short Term Investment Fund	$ 1,000.00	$ 1,001.30	$0.30	0.06%

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from May 1, 2010 to October 31, 2010 divided by the number of days in the fiscal year.

16

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/10	Expense Paid During Period* 5/1/10-10/31/10	Expense Ratio During Period 5/1/10-10/31/10
The DFA Short Term Investment Fund	$ 1,000.00	$ 1,024.90	$ 0.31	0.06%

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from May 1, 2010 to October 31, 2010 divided by the number of days in the fiscal year.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

Portfolio Holding Information

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc. or the Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the quarter. The schedule of Portfolio Holdings for the Fund in this report is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.goc, or the may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for the information on the operation of the Public Reference Room).

Fund Management

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and

17

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office1 and Length of Service	Portfolios within the DFA Fund Complex2 Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC -since 1993 DFAIDG -since 1983 DIG -since 1993 DEM -since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC -since 1993 DFAIDG -since 1986 DIG -since 1993 DEM -since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

18

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Name, Position with the Fund, Address and Age	Term of Office1 and Length of Service	Portfolios within the DFA Fund Complex2 Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC -since 1993 DFAIDG -since 1981 DIG -since 1993 DEM -since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC -since 1993 DFAIDG -since 1981 DIG -since 1993 DEM -since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC -since 2000 DFAIDG -since 2000 DIG -since 2000 DEM -since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

19

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Name, Position with the Fund, Address and Age	Term of Office1 and Length of Service	Portfolios within the DFA Fund Complex2 Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Co-Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Co-Chief Executive Officer and President of DFAITC. 6300 Bee Cave Road, Building One Austin, Texas 78746 Age: 63

	DFAITC -since 1993 DFAIDG -since 1981 DIG -since 1992 DEM -since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief Executive Officer and Chief Investment Officer of DFAIDG, DIG and DEM. Trustee, Co-Chief Executive Officer, Chief Investment Officer and Vice President of DFAITC.

6300 Bee Cave Road, Building One Austin, TX 78746 Age: 43

	DFAITC -since 2009 DFAIDG -since 2009 DIG -since 2009 DEM -since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

20

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office1 and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

21

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Name, Position with the Fund and Age	Term of Office1 and Length of Service	Principal Occupation(s) During Past 5 Years
Peter F. Dillard Vice President Age: 38	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

22

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Name, Position with the Fund and Age	Term of Office1 and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

23

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Name, Position with the Fund and Age	Term of Office1 and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).
Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010	Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.
Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).
Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

24

The DFA Short Term Investment Fund

Supplemental Information (Unaudited) - Continued

October 31, 2010

Name, Position with the Fund and Age	Term of Office1 and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

1     Each offer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

25

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2010: $415,897
Fiscal Year Ended October 31, 2009: $388,560

(b)	Audit-Related Fees

Fees for Registrant – Fiscal Year Ended October 31, 2010: $27,315
Fiscal Year Ended October 31, 2009: $24,608

For fiscal years ended October 31, 2009 and October 31, 2010, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2010: $159,000
Fiscal Year Ended October 31, 2009: $158,695

For the fiscal years ended October 31, 2010 and October 31, 2009, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant – Fiscal Year Ended October 31, 2010: $92,833
Fiscal Year Ended October 31, 2009: $89,278

Tax Fees included, for the fiscal years ended October 31, 2009 and October 31, 2010, fees for tax services in connection with the Registrant’s excise tax calculations, review of the Registrant’s applicable tax returns and capital gains tax services in India.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees
Fees for Registrant – Fiscal Year Ended October 31, 2010: $0
Fiscal Year Ended October 31, 2009: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.	The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the

Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2) The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2010 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2010: $631,221
Fiscal Year Ended October 31, 2009: $627,111

(h)         The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant that provided a summary schedule of portfolio holdings in its report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided

The U.S. Large Cap Value Series

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Equity Series

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments
Investment Abbreviations
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depository Receipt
NVDR	Non-Voting Depository Receipt
P.L.C.	Public Limited Company
STRIP	Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes
†	See Security Valuation Note within the Notes to Schedules of Investments.
††	Securities have generally been fair valued. See Security Valuation Note within the Notes to Schedules of Investments.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from securities on loan.
•	Security is being fair valued at October 31, 2010.
—	Amounts designated as — are either zero or rounded to zero.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Series as a part of this facility.

1

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*AutoNation, Inc.	564,051	$13,097,264
#*Carnival Corp.	2,792,987	120,573,249
CBS Corp.	6,824	116,008
CBS Corp. Class B	3,870,469	65,527,040
*Clear Channel Outdoor Holdings, Inc.	172,956	2,054,717
#*Comcast Corp. Class A	11,535,742	237,405,570
Comcast Corp. Special Class A	3,843,964	74,303,824
#*Discovery Communications, Inc. Class A	620,976	27,701,739
*Discovery Communications, Inc. Class C	579,219	22,508,450
*DR Horton, Inc.	1,099,974	11,483,729
Foot Locker, Inc.	605,369	9,643,528
#*Fortune Brands, Inc.	719,091	38,866,869
#*GameStop Corp. Class A	392,505	7,716,648
#*J.C. Penney Co., Inc.	936,242	29,192,026
#*Lennar Corp. Class A	740,452	10,743,959
Lennar Corp. Class B Voting	3,891	46,381
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511
*Liberty Media-Starz Corp. Series A	295,430	19,356,574
Macy’s, Inc.	1,552,471	36,700,414
#*MGM Resorts International	1,987,088	21,718,872
#*Mohawk Industries, Inc.	392,417	22,501,191
#*News Corp. Class A	8,601,307	124,374,899
#News Corp. Class B	3,247,295	52,216,504
*Penn National Gaming, Inc.	99,490	3,309,037
#*Pulte Group, Inc.	1,235,184	9,696,194
#*Royal Caribbean Cruises, Ltd.	980,080	38,752,363
#*Sears Holdings Corp.	595,638	42,874,023
Service Corp. International	82,222	680,798
*Signet Jewelers, Ltd. ADR	72,520	2,551,254
*Stanley Black & Decker, Inc.	109,013	6,755,536
*Time Warner Cable, Inc.	2,004,056	115,974,721
*Time Warner, Inc.	6,251,359	203,231,681
#*Toll Brothers, Inc.	904,000	16,217,760
#Walt Disney Co. (The)	3,195,385	115,385,352
#*Washington Post Co.	35,803	14,398,176
Wendy’s/Arby’s Group, Inc.	924,537	4,252,870
#*Wyndham Worldwide Corp.	826,272	23,755,320

Total Consumer Discretionary		1,598,603,051

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234
#Bunge, Ltd.	338,628	20,341,384
#*Constellation Brands, Inc. Class A	896,502	17,687,984
#Corn Products International, Inc.	428,526	18,233,781
#*CVS Caremark Corp.	6,345,280	191,119,834
#Del Monte Foods Co.	861,445	12,353,121
*J.M. Smucker Co.	554,366	35,634,646
#Kraft Foods, Inc.	5,204,766	167,957,799
*Molson Coors Brewing Co.	798,416	37,709,188
*Ralcorp Holdings, Inc.	207,577	12,882,229
#Safeway, Inc.	1,133,801	25,964,043
#*Smithfield Foods, Inc.	705,699	11,820,458
#*SUPERVALU, Inc.	1,327,679	14,325,656
*Tyson Foods, Inc. Class A	1,926,959	29,964,212

Total Consumer Staples		686,372,569

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172

2

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
#*Baker Hughes, Inc.	48,344	$2,239,778
#Chesapeake Energy Corp.	3,103,882	67,354,239
#*Chevron Corp.	999,295	82,551,760
#Cimarex Energy Co.	331,583	25,448,995
#*ConocoPhillips	5,935,876	352,591,034
#*Denbury Resources, Inc.	650,301	11,068,123
#*Helmerich & Payne, Inc.	513,387	21,962,696
Hess Corp.	1,348,669	85,006,607
*Marathon Oil Corp.	3,475,819	123,634,882
*Murphy Oil Corp.	325,077	21,182,017
*Nabors Industries, Ltd.	1,248,076	26,084,788
National-Oilwell, Inc.	1,945,893	104,611,208
*Noble Energy, Inc.	520,528	42,412,621
#Patterson-UTI Energy, Inc.	732,485	14,217,534
#Pioneer Natural Resources Co.	652,290	45,529,842
*Plains Exploration & Production Co.	609,480	16,986,208
*Pride International, Inc.	773,802	23,461,677
*QEP Resources, Inc.	207,166	6,842,693
#*Rowan Cos., Inc.	519,916	17,105,236
*Sunoco, Inc.	562,265	21,068,070
#*Tesoro Petroleum Corp.	321,700	4,169,232
#Tidewater, Inc.	273,715	12,626,473
*Valero Energy Corp.	2,637,648	47,345,782
*Whiting Petroleum Corp.	212,514	21,344,906

Total Energy		1,366,814,573

Financials — (19.2%)
*Allegheny Corp.	20,412	6,133,398
Allied World Assurance Co. Holdings, Ltd.	183,389	10,491,685
*Allstate Corp. (The)	22,924	698,953
*Alterra Capital Holdings, Ltd.	1,381	27,896
American Financial Group, Inc.	689,393	21,081,638
American National Insurance Co.	92,588	7,262,603
#*Arch Capital Group, Ltd.	58,839	5,083,101
Aspen Insurance Holdings, Ltd.	210,068	5,959,629
#Associated Banc-Corp.	303,356	3,843,521
*Assurant, Inc.	491,891	19,449,370
Axis Capital Holdings, Ltd.	597,336	20,315,397
*Bank of America Corp.	19,776,300	226,240,872
#*Capital One Financial Corp.	2,303,387	85,847,234
#Cincinnati Financial Corp.	15,741	463,415
*Citigroup, Inc.	66,697,025	278,126,594
CME Group, Inc.	293,931	85,137,114
#*CNA Financial Corp.	1,676,585	46,474,936
*E*Trade Financial Corp.	41,389	591,863
Endurance Specialty Holdings, Ltd.	12,831	531,203
#Everest Re Group, Ltd.	211,514	17,826,400
First American Financial Corp.	101,731	1,428,303
*Genworth Financial, Inc.	2,218,170	25,154,048
#Hanover Insurance Group, Inc.	304,654	13,785,594
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190
HCC Insurance Holdings, Inc.	226,015	5,984,877
*KeyCorp	3,627,171	29,706,530
#*Legg Mason, Inc.	753,274	23,374,092
#*Lincoln National Corp.	1,555,660	38,082,557
*Loews Corp.	2,592,160	102,338,477
*Marshall & Ilsley Corp.	2,398,318	14,174,059
*MBIA, Inc.	81,988	919,085
#*MetLife, Inc.	4,397,300	177,343,109
*Morgan Stanley	2,707,152	67,326,870
*NASDAQ OMX Group, Inc. (The)	833,930	17,529,209

3

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
NYSE Euronext, Inc.	784,660	$24,041,982
#*Old Republic International Corp.	1,432,884	18,914,069
PartnerRe, Ltd.	104,759	8,309,484
*Popular, Inc.	1,613,202	4,404,041
#*Prudential Financial, Inc.	2,043,858	107,466,054
Regions Financial Corp.	5,445,963	34,309,567
Reinsurance Group of America, Inc.	509,512	25,511,266
#*SunTrust Banks, Inc.	2,311,090	57,823,472
Transatlantic Holdings, Inc.	313,333	16,481,316
#Travelers Cos., Inc. (The)	1,196,594	66,051,989
*Unum Group	1,898,589	42,566,365
Validus Holdings, Ltd.	351,792	9,976,821
Wesco Financial Corp.	19,766	7,182,964
White Mountains Insurance Group, Ltd.	33,029	10,542,857
#Xl Group P.L.C.	986,437	20,863,143
#*Zions Bancorporation	816,554	16,870,006

Total Financials		1,877,982,218

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972
#*Alere, Inc.	239,800	7,086,090
#*Boston Scientific Corp.	4,237,207	27,033,381
*CareFusion Corp.	709,837	17,135,465
*Community Health Systems, Inc.	396,974	11,940,978
#Cooper Cos., Inc.	9,942	490,538
*Coventry Health Care, Inc.	581,413	13,616,692
*Health Net, Inc.	73,886	1,986,795
#*Hologic, Inc.	1,094,487	17,533,682
*Humana, Inc.	749,133	43,666,963
*King Pharmaceuticals, Inc.	1,215,010	17,180,241
Omnicare, Inc.	582,523	14,050,455
*PerkinElmer, Inc.	426,057	9,991,037
*Pfizer, Inc.	10,541,551	183,422,987
#Teleflex, Inc.	94,374	5,261,350
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400
#UnitedHealth Group, Inc.	2,647,609	95,446,304
#*Watson Pharmaceuticals, Inc.	400,301	18,674,042
*WellPoint, Inc.	2,580,122	140,203,829

Total Health Care		781,008,201

Industrials — (12.7%)
#*AGCO Corp.	279,980	11,890,751
#*Armstrong World Industries, Inc.	24,351	1,016,654
Covanta Holding Corp.	161,049	2,541,353
*CSX Corp.	2,287,204	140,548,686
General Electric Co.	19,264,818	308,622,384
#*Hertz Global Holdings, Inc.	1,429,883	16,186,276
#Ingersoll-Rand P.L.C.	635,764	24,991,883
*Kansas City Southern	283,950	12,442,689
KBR, Inc.	66,039	1,677,391
#*L-3 Communications Holdings, Inc.	184,910	13,348,653
#*Masco Corp.	937,149	9,990,008
#*Norfolk Southern Corp.	2,186,220	134,430,668
#*Northrop Grumman Corp.	1,926,678	121,785,316
#*Owens Corning, Inc.	556,762	15,054,844
#Pentair, Inc.	341,927	11,191,271
#*Quanta Services, Inc.	121,117	2,381,160
#*R. R. Donnelley & Sons Co.	705,088	13,008,874
Republic Services, Inc.	722,259	21,530,541
#*Ryder System, Inc.	319,005	13,956,469
*Southwest Airlines Co.	4,316,432	59,394,104

4

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
#*Terex Corp.	410,447	$9,214,535
*Tyco International, Ltd.	777,400	29,758,872
*Union Pacific Corp.	2,835,808	248,643,645
*URS Corp.	363,426	14,148,174

Total Industrials		1,237,755,201

Information Technology — (2.9%)
Activision Blizzard, Inc.	2,584,783	29,647,461
#*AOL, Inc.	572,108	15,263,841
*Arrow Electronics, Inc.	559,322	16,561,524
*Avnet, Inc.	861,287	25,649,127
AVX Corp.	275,699	3,953,524
*Brocade Communications Systems, Inc.	138,418	874,802
*Computer Sciences Corp.	946,932	46,447,015
*CoreLogic, Inc.	450,708	7,918,940
Fidelity National Information Services, Inc.	1,143,183	30,980,259
*IAC/InterActiveCorp	815,025	22,739,198
*Ingram Micro, Inc.	969,555	17,122,341
#*MEMC Electronic Materials, Inc.	411,031	5,269,417
#*Micron Technology, Inc.	2,429,855	20,094,901
*Tech Data Corp.	28,682	1,233,039
*Tellabs, Inc.	1,931,218	13,170,907
#Xerox Corp.	2,615,181	30,597,618

Total Information Technology		287,523,914

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409
Ashland, Inc.	367,498	18,973,922
*CF Industries Holdings, Inc.	10,001	1,225,423
Cytec Industries, Inc.	32,945	1,631,436
#Domtar Corp.	190,494	15,117,604
Huntsman Corp.	281,950	3,905,008
*International Paper Co.	2,298,491	58,105,852
#*MeadWestavco Corp.	1,023,001	26,321,816
Reliance Steel & Aluminum Co.	349,087	14,609,291
Steel Dynamics, Inc.	638,785	9,275,158
#*United States Steel Corp.	567,570	24,286,320
#*Vulcan Materials Co.	532,452	19,439,823
#*Weyerhaeuser Co.	2,701,312	43,815,281

Total Materials		303,440,343

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015
#*CenturyLink, Inc.	1,178,012	48,746,137
#*MetroPCS Communications, Inc.	1,255,595	13,070,744
#*Sprint Nextel Corp.	13,734,331	56,585,444
#Telephone & Data Systems, Inc.	309,373	10,775,462
Telephone & Data Systems, Inc. Special Shares	251,163	7,492,192
*United States Cellular Corp.	265,925	12,354,876
*Verizon Communications, Inc.	2,096,010	68,057,445

Total Telecommunication Services		545,282,315

Utilities — (1.1%)
*AES Corp.	763,278	9,113,539
#*Calpine Corp.	1,728,760	21,609,500
*NRG Energy, Inc.	836,528	16,655,272
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483

5

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Utilities — (Continued)
Questar Corp.	239,776	$4,068,999

Total Utilities		105,431,793

TOTAL COMMON STOCKS		8,790,214,178

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185

TOTAL SECURITIES LENDING COLLATERAL		940,824,810

TOTAL INVESTMENTS — (100.0%) (Cost $7,923,085,138)		$9,763,179,662

6

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Alumina, Ltd.	2,104,308	$4,204,833
Alumina, Ltd. Sponsored ADR	172,484	1,378,147
Amcor, Ltd.	2,298,994	15,149,336
Amcor, Ltd. Sponsored ADR	77,103	2,027,809
*Asciano Group, Ltd.	1,652,988	2,539,432
Australia & New Zealand Banking Group, Ltd.	2,206,006	53,819,204
Bank of Queensland, Ltd.	187,920	1,916,453
#Bendigo Bank, Ltd.	525,607	4,667,550
BlueScope Steel, Ltd.	4,756,814	9,347,210
#Boral, Ltd.	1,495,332	6,438,702
Caltex Australia, Ltd.	265,507	3,024,586
#Crown, Ltd.	1,072,628	8,784,205
CSR, Ltd.	2,677,178	4,784,878
Downer EDI, Ltd.	132,490	657,947
#Fairfax Media, Ltd.	3,339,114	4,743,862
Goodman Fielder, Ltd.	2,376,765	3,455,521
#Harvey Norman Holdings, Ltd.	722,542	2,357,827
Incitec Pivot, Ltd.	4,149,937	15,195,729
Insurance Australia Group, Ltd.	2,620,594	9,801,061
Lend Lease Group NL	755,364	5,332,740
Macquarie Group, Ltd.	487,089	17,318,515
#National Australia Bank, Ltd.	2,107,947	52,758,343
*New Hope Corp., Ltd.	2,483	11,902
OneSteel, Ltd.	1,841,739	4,888,354
Origin Energy, Ltd.	1,366,223	21,388,600
OZ Minerals, Ltd.	4,190,871	6,463,571
Primary Health Care, Ltd.	28,910	88,465
*Qantas Airways, Ltd.	2,850,317	7,957,865
Santos, Ltd.	1,043,042	12,897,042
Sims Metal Management, Ltd.	101,787	1,634,793
#Sims Metal Management, Ltd. Sponsored ADR	124,013	1,978,007
Sonic Healthcare, Ltd.	331,308	3,534,739
Suncorp-Metway, Ltd.	2,664,601	24,054,786
TABCORP Holdings, Ltd. (6873262)	1,277,891	9,244,988
*TABCORP Holdings, Ltd. (B59GPT7)	141,988	1,026,439
Tatts Group, Ltd.	1,988,655	4,870,316
Toll Holdings, Ltd.	43,403	264,031
#Washington H. Soul Pattinson & Co., Ltd.	113,801	1,458,969
Wesfarmers, Ltd.	2,331,991	75,875,057

TOTAL AUSTRALIA		407,341,814

AUSTRIA — (0.4%)
Erste Group Bank AG	350,007	15,813,916
OMV AG	292,950	10,956,810
Voestalpine AG	80,262	3,187,168

TOTAL AUSTRIA		29,957,894

BELGIUM — (0.6%)
Delhaize Group SA	201,237	14,065,831
Delhaize Group SA Sponsored ADR	52,900	3,727,334
#*Dexia SA	155,441	692,660
*KBC Groep NV	246,913	10,751,715
#Solvay SA	62,335	6,605,666
#UCB SA	278,888	10,818,631

TOTAL BELGIUM		46,661,837

CANADA — (9.6%)
Astral Media, Inc. Class A	40,138	1,609,613

7

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
CANADA — (Continued)
#BCE, Inc.	692,027	$23,212,319
#Canadian Pacific Railway, Ltd.	390,609	25,461,012
#Canadian Tire Corp. Class A	214,347	12,523,716
Canadian Utilities, Ltd. Class A	82,858	3,980,011
*CGI Group, Inc.	400,789	6,165,682
Empire Co., Ltd. Class A	65,500	3,748,637
#Encana Corp.	2,051,015	57,936,800
Ensign Energy Services, Inc.	128,319	1,592,821
Fairfax Financial Holdings, Ltd.	54,722	22,384,029
#*Genworth MI Canada, Inc.	58,728	1,569,113
George Weston, Ltd.	141,700	11,385,739
Goldcorp, Inc.	353,927	15,803,349
#Husky Energy, Inc.	783,918	19,461,520
Industrial Alliance Insurance & Financial Services, Inc.	168,485	5,286,322
Inmet Mining Corp.	121,900	7,288,422
Intact Financial Corp.	128,700	5,828,663
#Loblaw Cos., Ltd.	224,875	9,608,837
*Lundin Mining Corp.	484,110	3,066,331
#Magna International, Inc.	291,968	26,405,656
#Manitoba Telecom Services, Inc.	40,500	1,156,746
#Manulife Financial Corp.	2,171,383	27,485,591
#Metro, Inc. Class A	137,300	6,300,265
#National Bank of Canada	135,767	8,936,208
*New Gold, Inc.	785,571	5,815,336
Nexen, Inc.	1,212,377	25,795,255
#*PetroBakken Energy, Ltd.	120,960	2,670,869
*Petrobank Energy & Resources, Ltd.	96,762	3,850,936
#*Quadra FNX Mining, Ltd.	397,631	5,614,164
Sears Canada, Inc.	34,515	659,910
#*Sino-Forest Corp.	521,532	10,308,937
#Sun Life Financial, Inc.	1,367,335	38,691,331
#Suncor Energy, Inc.	2,191,586	70,223,581
#Talisman Energy, Inc.	2,353,184	42,661,410
*Teck Resources, Ltd. Class A	3,615	161,982
Teck Resources, Ltd. Class B	1,418,230	63,409,440
#Telus Corp. Non-Voting	354,032	14,974,939
#Thomson Reuters Corp.	1,832,184	69,971,141
#TransAlta Corp.	602,148	12,191,741
#TransCanada Corp.	1,941,948	71,725,837
#*Viterra, Inc.	736,986	7,059,862
Yamana Gold, Inc.	1,777,340	19,552,657

TOTAL CANADA		773,536,730

DENMARK — (1.3%)
#A.P. Moller - Maersk A.S.	3,634	31,533,726
Carlsberg A.S. Series B	282,497	30,885,520
Danisco A.S.	107,780	9,296,644
*Danske Bank A.S.	1,125,595	29,900,026
*Jyske Bank A.S.	111,779	5,010,044
*Rockwool International A.S.	136	15,332
#*Sydbank A.S.	60,841	1,601,713

TOTAL DENMARK		108,243,005

FINLAND — (0.8%)
Kesko Oyj	152,447	7,565,076
#Neste Oil Oyj	302,274	5,014,314
#Outokumpu Oyj	228,983	4,113,331
Sampo Oyj	378,030	10,585,840
Stora Enso Oyj Series R	1,304,065	12,957,370
Stora Enso Oyj Sponsored ADR	91,500	905,850
UPM-Kymmene Oyj	1,166,852	19,387,780

8

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
FINLAND — (Continued)
UPM-Kymmene Oyj Sponsored ADR	69,300	$1,148,994

TOTAL FINLAND		61,678,555

FRANCE — (7.0%)
*Air France-KLM SA	320,673	5,854,860
AXA SA	2,818,397	51,399,167
AXA SA Sponsored ADR	140,900	2,568,607
BNP Paribas SA	607,569	44,441,191
Capgemini SA	259,094	13,226,361
Casino Guichard Perrachon SA	97,010	9,126,824
Cie de Saint-Gobain SA	875,747	41,144,800
#*Cie Generale de Geophysique-Veritas SA Sponsored ADR	141,089	3,285,963
Cie Generale des Establissements Michelin SA Series B	222,791	17,801,528
Ciments Francais SA	26,702	2,462,101
CNP Assurances SA	289,208	5,779,418
Credit Agricole SA	2,072,574	33,991,686
*European Aeronautic Defence & Space Co. SA	182,216	4,793,470
GDF Suez SA	1,019,150	40,722,357
Groupe Eurotunnel SA	545,525	5,427,082
Lafarge SA	467,217	26,718,145
Lagardere SCA	238,722	10,198,606
*Natixis SA	1,614,867	9,920,187
*Peugeot SA	325,797	13,032,226
PPR SA	161,317	26,532,382
*Renault SA	500,084	27,918,101
#*Rexel SA	91,952	1,736,541
Safran SA	13,761	436,573
#*Sanofi-Aventis SA ADR	148,200	5,203,302
SCOR SE	199,135	4,896,385
Societe Generale Paris SA	1,074,333	64,422,284
STMicroelectronics NV	1,542,301	13,524,716
Vivendi SA	2,798,643	79,971,735

TOTAL FRANCE		566,536,598

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624
Allianz SE Sponsored ADR	2,834,240	35,513,027
Bayerische Motoren Werke AG	915,762	65,634,885
Celesio AG	16,596	397,150
#*Commerzbank AG	1,163,573	10,487,110
*Daimler AG	2,088,586	138,020,977
Deutsche Bank AG (5750355)	987,090	56,862,241
#Deutsche Bank AG (D18190898)	420,711	24,350,753
*Deutsche Lufthansa AG	464,311	9,925,822
#*Deutsche Postbank AG	124,712	4,341,018
Deutsche Telekom AG	2,852,483	41,282,568
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268
E.ON AG	721,424	22,621,044
#Fraport AG	41,329	2,621,793
#Generali Deutschland Holding AG	14,907	1,950,018
Hannover Rueckversicherung AG	74,974	3,776,578
Heidelberger Zement AG	201,967	10,637,239
Linde AG	21,240	3,057,365
*Merck KGaA	39,031	3,249,674
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557
Porsche Automobil Holding SE	190,907	9,771,980
Salzgitter AG	79,216	5,678,315
SCA Hygiene Products SE	3,195	1,601,185
Suedzucker AG	25,238	594,841
ThyssenKrupp AG	368,208	13,534,123

9

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
Volkswagen AG	42,905	$5,624,722

TOTAL GERMANY		640,998,877

GREECE — (0.1%)
*Alpha Bank A.E.	278,473	1,839,587
*EFG Eurobank Ergasias	385,650	2,380,323
Hellenic Petroleum S.A.	334,517	2,679,312
#*National Bank of Greece S.A. ADR	619,230	1,399,460

TOTAL GREECE		8,298,682

HONG KONG — (1.5%)
Cathay Pacific Airways, Ltd.	355,000	956,469
Cheung Kong Holdings, Ltd.	237,000	3,629,182
Dah Sing Financial Holdings, Ltd.	125,200	870,604
Great Eagle Holdings, Ltd.	625,721	1,874,999
Hang Lung Group, Ltd.	490,000	3,261,563
#Henderson Land Development Co., Ltd.	2,033,114	14,490,838
Hong Kong & Shanghai Hotels, Ltd.	1,271,837	2,243,392
Hopewell Holdings, Ltd.	692,669	2,186,580
Hutchison Whampoa, Ltd.	5,621,000	55,586,897
Hysan Development Co., Ltd.	1,035,259	4,009,497
New World Development Co., Ltd.	5,934,666	11,746,653
*Orient Overseas International, Ltd.	155,000	1,363,161
Pacific Basin Shipping, Ltd.	301,000	220,390
#Sino Land Co., Ltd.	810,182	1,690,188
Sun Hung Kai Properties, Ltd.	127,827	2,190,621
Wharf Holdings, Ltd.	342,990	2,258,331
Wheelock & Co., Ltd.	3,482,000	12,273,037

TOTAL HONG KONG		120,852,402

IRELAND — (0.1%)
#Bank of Ireland P.L.C. Sponsored ADR	184,942	569,621
CRH P.L.C. Sponsored ADR	247,420	4,371,911

TOTAL IRELAND		4,941,532

ISRAEL — (0.4%)
*Bank Hapoalim B.M.	2,375,530	10,764,793
*Bank Leumi Le-Israel B.M.	2,840,659	13,071,467
Elbit Systems, Ltd.	10,995	583,833
*Israel Discount Bank, Ltd.	708,867	1,438,198
#*NICE Systems, Ltd. Sponsored ADR	107,741	3,608,246

TOTAL ISRAEL		29,466,537

ITALY — (1.8%)
#*Banca Monte Dei Paschi di Siena SpA	5,698,737	8,021,229
Banco Popolare Scarl	426,228	2,290,723
#Fiat SpA	284,123	4,811,420
Intesa Sanpaolo SpA	10,656,633	37,481,113
Telecom Italia SpA	5,476,933	8,405,842
#Telecom Italia SpA Sponsored ADR	1,874,500	28,604,870
#UniCredit SpA	15,858,749	41,344,820
Unione di Banche Italiane ScpA	1,533,872	16,195,727
Unipol Gruppo Finanziario SpA	1,822,774	1,433,116

TOTAL ITALY		148,588,860

JAPAN — (17.3%)
77 Bank, Ltd. (The)	737,372	3,472,354
#AEON Co., Ltd.	1,886,800	22,221,293
Aisin Seiki Co., Ltd.	346,600	10,860,102
#Ajinomoto Co., Inc.	1,342,000	12,789,311

10

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Alfresa Holdings Corp.	85,700	$3,603,219
Amada Co., Ltd.	821,000	5,402,262
Aozora Bank, Ltd.	991,000	1,656,564
Asahi Kasei Corp.	692,000	4,070,970
#Asatsu-DK, Inc.	32,500	748,520
*Autobacs Seven Co., Ltd.	5,600	209,784
Awa Bank, Ltd. (The)	65,600	445,959
#Bank of Iwate, Ltd. (The)	19,600	828,350
Bank of Kyoto, Ltd. (The)	739,400	6,602,995
Bank of Yokohama, Ltd. (The)	1,306,000	6,403,413
Bridgestone Corp.	1,240,300	22,202,982
Canon Marketing Japan, Inc.	124,900	1,555,799
#*Casio Computer Co., Ltd.	249,300	1,748,483
Chiba Bank, Ltd. (The)	881,000	5,439,156
Chugoku Bank, Ltd. (The)	403,800	4,683,778
Chuo Mitsui Trust Holdings, Inc.	1,696,689	6,120,893
Citizen Holdings Co., Ltd.	511,000	2,936,873
Coca-Cola West Co., Ltd.	109,007	1,668,045
#Comsys Holdings Corp.	151,700	1,346,442
Cosmo Oil Co., Ltd.	1,212,364	3,264,702
Credit Saison Co., Ltd.	345,100	4,894,795
Dai Nippon Printing Co., Ltd.	1,780,000	22,453,368
Daicel Chemical Industries, Ltd.	515,000	3,577,471
Daido Steel Co., Ltd.	398,000	2,028,078
#Dainippon Sumitomo Pharma Co., Ltd.	374,800	3,384,895
Daishi Bank, Ltd. (The)	573,932	1,773,880
Daiwa House Industry Co., Ltd.	916,000	9,871,163
Daiwa Securities Group, Inc.	3,871,000	15,782,929
#Denso Corp.	416,588	12,955,094
DIC Corp.	13,000	24,162
#*Elpida Memory, Inc.	316,900	3,244,034
Fuji Heavy Industries, Ltd.	1,318,000	9,082,983
Fuji Television Network, Inc.	1,128	1,493,077
FUJIFILM Holdings Corp.	1,327,000	44,270,853
Fujikura, Ltd.	694,000	3,229,372
Fukuoka Financial Group, Inc.	1,800,000	6,981,309
*Fukuyama Transporting Co., Ltd.	71,000	351,495
Glory, Ltd.	119,600	2,641,591
Gunma Bank, Ltd. (The)	921,397	4,621,072
H2O Retailing Corp.	198,000	1,297,031
Hachijuni Bank, Ltd. (The)	993,231	5,096,907
Hakuhodo Dy Holdings, Inc.	39,920	1,993,817
Hankyu Hanshin Holdings, Inc.	475,000	2,277,042
#Higo Bank, Ltd. (The)	376,000	1,754,994
#Hiroshima Bank, Ltd. (The)	300,000	1,225,355
Hitachi Capital Corp.	105,100	1,398,608
Hitachi High-Technologies Corp.	159,200	3,093,843
Hitachi Transport System, Ltd.	111,000	1,718,425
Hitachi, Ltd.	5,329,000	24,085,220
#*Hitachi, Ltd. ADR	144,840	6,533,732
Hokkoku Bank, Ltd. (The)	512,409	2,062,845
Hokuhoku Financial Group, Inc.	2,620,000	4,845,071
#House Foods Corp.	148,300	2,189,997
Hyakugo Bank, Ltd. (The)	475,028	1,999,701
Hyakujishi Bank, Ltd. (The)	329,000	1,182,945
Idemitsu Kosan Co., Ltd.	51,124	4,306,691
Inpex Corp.	2,362	12,300,692
Isetan Mitsukoshi Holdings, Ltd.	882,200	9,734,018
#ITOCHU Corp.	1,449,200	12,701,199
Iyo Bank, Ltd. (The)	548,000	4,079,766
J Front Retailing Co., Ltd.	1,136,000	5,822,107

11

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Joyo Bank, Ltd. (The)	1,518,000	$6,603,156
JS Group Corp.	561,100	11,027,734
JTEKT Corp.	475,200	4,761,038
Juroku Bank, Ltd.	400,000	1,208,358
JX Holdings, Inc.	5,390,133	31,773,536
Kagoshima Bank, Ltd. (The)	358,143	2,141,736
#Kajima Corp.	1,830,000	4,291,198
Kamigumi Co., Ltd.	519,000	4,053,817
Kandenko Co., Ltd.	129,000	751,779
Kaneka Corp.	653,542	4,042,522
#Kansai Paint Co., Ltd.	64,000	597,014
#Kawasaki Kisen Kaisha, Ltd.	1,166,087	4,527,937
Keiyo Bank, Ltd. (The)	418,000	1,893,448
Kewpie Corp.	131,300	1,670,383
Kinden Corp.	285,000	2,449,850
#Kobe Steel, Ltd.	3,785,000	8,318,544
Kuraray Co., Ltd.	30,500	436,829
Kyocera Corp.	327,900	32,679,245
#Kyocera Corp. Sponsored ADR	13,600	1,356,328
Kyowa Hakko Kirin Co., Ltd.	604,000	5,922,712
Mabuchi Motor Co., Ltd.	36,100	1,910,998
#Marui Group Co., Ltd.	542,642	4,264,217
Maruichi Steel Tube, Ltd.	104,400	2,067,876
Mazda Motor Corp.	3,005,000	7,637,053
Medipal Holdings Corp.	339,800	3,963,215
Meiji Holdings Co., Ltd.	144,395	6,665,119
#Mitsubishi Chemical Holdings Corp.	2,825,000	14,530,605
Mitsubishi Gas Chemical Co., Inc.	890,000	5,502,212
Mitsubishi Heavy Industries, Ltd.	9,007,000	32,740,647
#Mitsubishi Logistics Corp.	236,000	2,854,287
*Mitsubishi Materials Corp.	2,533,000	7,929,523
#Mitsubishi Tanabe Pharma Corp.	623,000	10,192,316
Mitsubishi UFJ Financial Group, Inc.	2,377,000	11,031,667
#Mitsubishi UFJ Financial Group, Inc. ADR	4,781,372	22,281,194
Mitsui & Co., Ltd.	644,200	10,131,598
*Mitsui & Co., Ltd. Sponsored ADR	11,723	3,694,386
Mitsui Chemicals, Inc.	1,861,800	5,453,796
#*Mitsui Engineering & Shipbuilding Co., Ltd.	1,025,000	2,314,861
Mitsui Mining & Smelting Co., Ltd.	359,000	1,094,899
Mitsui O.S.K. Lines, Ltd.	582,000	3,722,093
Mitsumi Electric Co., Ltd.	149,000	2,533,473
#*Mizuho Financial Group, Inc. ADR	349,173	1,012,602
Mizuho Securities Co., Ltd.	1,325,000	2,815,350
MS&AD Insurance Group Holdings, Inc.	746,653	17,887,490
Nagase & Co., Ltd.	235,889	2,761,706
Namco Bandai Holdings, Inc.	441,300	4,066,346
Nanto Bank, Ltd. (The)	323,000	1,690,368
NEC Corp.	5,425,101	15,095,116
Nippon Express Co., Ltd.	1,952,238	7,756,931
Nippon Kayaku Co., Ltd.	6,000	58,360
Nippon Meat Packers, Inc.	429,536	4,994,284
Nippon Paper Group, Inc.	231,700	5,882,851
Nippon Sheet Glass Co., Ltd.	1,171,739	2,571,354
Nippon Shokubai Co., Ltd.	234,000	2,209,780
*Nippon Steel Corp.	856,000	2,690,514
Nippon Television Network Corp.	12,380	1,634,056
Nippon Yusen K.K.	3,032,000	12,718,797
Nishi-Nippon Bank, Ltd.	1,403,569	3,824,561
#Nissan Motor Co., Ltd.	4,831,600	42,464,027
Nisshin Seifun Group, Inc.	394,500	4,884,503
Nisshin Steel Co., Ltd.	1,431,000	2,577,853

12

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Nisshinbo Holdings, Inc.	305,000	$3,087,441
*NKSJ Holdings, Inc.	1,060,000	7,274,191
#NOK Corp.	162,200	2,888,354
Nomura Real Estate Holdings, Inc.	164,700	2,526,228
NTN Corp.	651,000	2,944,604
Obayashi Corp.	1,650,682	6,725,432
Ogaki Kyoritsu Bank, Ltd. (The)	334,000	937,526
Oji Paper Co., Ltd.	1,997,000	9,211,877
Ono Pharmaceutical Co., Ltd.	92,600	3,905,986
Onward Holdings Co., Ltd.	278,000	2,076,803
Panasonic Corp.	302,700	4,412,544
*Panasonic Corp. Sponsored ADR	302,421	4,385,104
Rengo Co., Ltd.	428,000	2,722,738
Ricoh Co., Ltd.	1,666,000	23,305,038
Rohm Co., Ltd.	230,500	14,374,665
San-in Godo Bank, Ltd. (The)	309,900	2,144,195
Sankyo Co., Ltd.	57,500	3,063,539
Sapporo Hokuyo Holdings, Inc.	529,800	2,184,456
#SBI Holdings, Inc.	45,820	5,581,092
Seiko Epson Corp.	296,800	4,732,415
Seino Holdings Co., Ltd.	295,000	1,796,131
Sekisui Chemical Co., Ltd.	988,000	6,276,851
Sekisui House, Ltd.	1,354,000	12,725,409
Seven & I Holdings Co., Ltd.	1,295,900	30,081,782
#Sharp Corp.	2,725,000	26,918,565
Shiga Bank, Ltd.	455,185	2,397,182
Shimizu Corp.	1,371,000	5,292,532
#*Shinko Electric Industries Co., Ltd.	88,300	859,559
#*Shinsei Bank, Ltd.	1,642,000	1,301,309
Shizuoka Bank, Ltd.	957,000	8,194,047
Showa Denko K.K.	1,456,000	2,662,241
Showa Shell Sekiyu K.K.	282,300	2,376,620
#SKY Perfect JSAT Holdings, Inc.	3,029	1,001,197
Sohgo Security Services Co., Ltd.	101,300	1,060,501
Sojitz Corp.	2,578,100	4,738,842
Sony Corp.	768,200	25,955,185
#Sony Corp. Sponsored ADR	1,801,665	60,968,344
Sumitomo Bakelite Co., Ltd.	347,000	1,879,780
#Sumitomo Chemical Co., Ltd.	2,223,000	9,691,815
#Sumitomo Corp.	3,241,900	41,045,075
Sumitomo Electric Industries, Ltd.	2,278,500	28,993,356
Sumitomo Forestry Co., Ltd.	158,000	1,167,086
Sumitomo Heavy Industries, Ltd.	384,000	2,182,557
Sumitomo Mitsui Financial Group, Inc.	481,800	14,380,644
Sumitomo Rubber Industries, Ltd.	230,300	2,475,245
Sumitomo Trust & Banking Co., Ltd.	2,806,000	15,320,209
Suzuken Co., Ltd.	150,000	4,715,750
#Suzuki Motor Corp.	123,700	3,019,097
*Taiheiyo Cement Corp.	1,638,800	1,768,937
#Taisei Corp.	2,148,703	4,587,458
#Taisho Pharmaceutical Co., Ltd.	285,000	6,001,280
#Taiyo Yuden Co., Ltd.	112,000	1,438,940
Takashimaya Co., Ltd.	615,634	4,634,286
Takata Corp.	46,600	1,142,117
#TDK Corp.	188,500	10,754,847
Teijin, Ltd.	1,876,862	6,949,286
Toda Corp.	385,000	1,297,207
Tokai Rika Co., Ltd.	94,200	1,579,476
Tokuyama Corp.	637,000	3,486,887
Tokyo Broadcasting System, Inc.	85,300	1,050,903
Tokyo Steel Manufacturing Co., Ltd.	224,500	2,221,726

13

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Tokyo Tatemono Co., Ltd.	808,000	$3,255,753
Tokyu Land Corp.	38,000	173,173
Toppan Printing Co., Ltd.	1,312,000	10,539,168
#Tosoh Corp.	1,044,000	2,792,348
#TOTO, Ltd.	17,000	112,945
#Toyo Seikan Kaisha, Ltd.	346,349	5,910,012
Toyobo Co., Ltd.	743,000	1,238,392
Toyota Auto Body Co., Ltd.	105,100	1,579,344
#*Toyota Motor Corp. Sponsored ADR	478,532	33,889,636
Toyota Tsusho Corp.	482,400	7,468,184
TV Asahi Corp.	755	1,064,082
UNY Co., Ltd.	390,450	3,253,704
#Wacoal Corp.	179,000	2,607,074
Yamaguchi Financial Group, Inc.	492,148	4,455,605
Yamaha Corp.	327,300	4,004,399
Yamato Holdings Co., Ltd.	491,500	6,196,280
#Yamato Kogyo Co., Ltd.	82,600	2,112,745
Yamazaki Baking Co., Ltd.	152,000	1,854,048
Yokogawa Electric Corp.	370,400	2,429,979
Yokohama Rubber Co., Ltd.	437,000	2,184,413

TOTAL JAPAN		1,399,259,697

MALAYSIA — (0.0%)
*Rekapacific Berhad	691,000	—

NETHERLANDS — (3.3%)
*Aegon NV	3,283,351	20,809,229
Akzo Nobel NV	137,877	8,190,031
#ArcelorMittal NV	2,446,831	79,175,937
*ING Groep NV	3,356,113	35,906,230
#*ING Groep NV Sponsored ADR	1,273,519	13,728,535
Koninklijke Ahold NV	984,473	13,607,333
Koninklijke DSM NV	443,200	23,719,378
Koninklijke Philips Electronics NV	2,087,065	63,660,707
#Philips Electronics NV ADR	137,395	4,183,678

TOTAL NETHERLANDS		262,981,058

NEW ZEALAND — (0.1%)
*Auckland International Airport, Ltd.	1,500	2,404
Contact Energy, Ltd.	960,736	4,290,657

TOTAL NEW ZEALAND		4,293,061

NORWAY — (1.0%)
*Aker ASA	9,613	197,293
DnB NOR ASA Series A	1,769,642	24,308,455
Marine Harvest ASA	5,002,000	4,975,690
Norsk Hydro ASA	2,611,753	16,031,846
Norsk Hydro ASA Sponsored ADR	59,900	367,187
Orkla ASA	2,700,350	26,170,155
*Petroleum Geo-Services ASA	192,552	2,411,149
#*Renewable Energy Corp. ASA	1,281,469	4,463,029
*Storebrand ASA	713,900	5,204,693

TOTAL NORWAY		84,129,497

PORTUGAL — (0.1%)
#Banco Comercial Portugues SA	3,941,284	3,585,443
#Banco Espirito Santo SA	747,704	3,713,190
Cimpor Cimentos de Portugal SA	129,009	896,786

TOTAL PORTUGAL		8,195,419

14

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (1.4%)
*Allgreen Properties, Ltd.	896,000	$826,393
CapitaLand, Ltd.	4,942,000	14,907,457
#DBS Group Holdings, Ltd.	3,012,202	32,443,269
Fraser & Neave, Ltd.	2,023,450	9,778,097
Golden Agri-Resources, Ltd.	13,950,000	7,043,456
#*Neptune Orient Lines, Ltd.	1,079,004	1,793,491
#Oversea-Chinese Banking Corp., Ltd.	865,726	6,047,448
#Overseas Union Enterprise, Ltd.	405,000	1,027,865
SATS, Ltd.	607,078	1,338,488
Singapore Airlines, Ltd.	1,585,600	19,445,768
Singapore Land, Ltd.	532,000	2,929,634
United Industrial Corp., Ltd.	2,155,000	3,864,537
UOL Group, Ltd.	1,376,600	4,851,468
Venture Corp., Ltd.	307,000	2,153,817
Wheelock Properties, Ltd.	870,000	1,312,730

TOTAL SINGAPORE		109,763,918

SPAIN — (2.1%)
#Acciona SA	93,126	8,198,668
#Acerinox SA	86,085	1,412,061
#Banco de Sabadell SA	3,378,296	16,442,793
#Banco Espanol de Credito SA	400,117	4,015,317
#Banco Popular Espanol SA	2,732,006	17,693,038
#Banco Santander SA Sponsored ADR	1,242,485	15,916,233
#Cia Espanola de Petroleos SA	15,060	358,612
Criteria Caixacorp SA	2,313,414	13,070,077
#*EDP Renovaveis SA	4,640	26,915
#Fomento de Construcciones y Contratas SA	41,871	1,130,512
Gas Natural SDG SA	681,277	9,979,697
Iberdrola Renovables SA	2,287,013	7,726,723
*Iberdrola SA	156,101	1,318,873
Mapfre SA	37,323	124,023
Repsol YPF SA	1,204,043	33,388,752
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092

TOTAL SPAIN		170,459,386

SWEDEN — (2.6%)
Boliden AB	148,536	2,522,045
Holmen AB Series A	6,300	196,888
#Nordea Bank AB	5,498,608	60,543,289
#Skandinaviska Enskilda Banken AB Series A	2,963,486	22,974,119
#Skandinaviska Enskilda Banken AB Series C	9,800	75,807
#SSAB AB Series A	507,586	7,118,015
SSAB AB Series B	233,785	2,891,966
Svenska Cellulosa AB	57,000	886,852
Svenska Cellulosa AB Series B	1,586,671	24,598,116
Svenska Handelsbanken AB Series A	42,890	1,403,093
#*Swedbank AB Series A	1,162,643	16,257,884
Tele2 AB Series B	542,039	11,912,446
*Telefonaktiebolaget LM Ericsson AB	44,151	485,555
#Telefonaktiebolaget LM Ericsson AB Sponsored ADR	952,162	10,464,260
TeliaSonera AB	3,787,012	31,632,805
*Volvo AB Series A	629,517	8,328,505
*Volvo AB Series B	617,284	8,356,978

TOTAL SWEDEN		210,648,623

SWITZERLAND — (5.7%)
#Adecco SA	351,751	19,681,093
Baloise Holding AG	200,163	18,494,467
Banque Cantonale Vaudoise AG	5,839	2,838,172

15

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
Compagnie Financiere Richemont SA Series A	897,817	$44,781,503
Credit Suisse Group AG	1,085,706	44,946,721
Credit Suisse Group AG Sponsored ADR	840,377	34,875,645
Givaudan SA	14,257	14,690,425
#Holcim, Ltd. AG	739,477	46,066,677
*Lonza Group AG	9,169	802,679
#*Novartis AG ADR	276,392	16,016,916
PSP Swiss Property AG	95,780	7,361,102
St. Galler Kantonalbank AG	5,441	2,560,711
Swatch Group AG (The)	24,693	9,438,486
Swiss Life Holding AG	123,557	15,120,191
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229
#*UBS AG	3,710,052	63,024,671
Zurich Financial Services AG	322,634	78,954,165

TOTAL SWITZERLAND		464,414,853

UNITED KINGDOM — (15.1%)
Anglo American P.L.C.	363,391	16,931,552
Associated British Foods P.L.C.	1,497,803	25,120,980
Aviva P.L.C.	7,396,866	47,172,407
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667
*BP P.L.C. Sponsored ADR	72,482	2,959,440
#*British Airways P.L.C.	3,077,641	13,336,735
Carnival P.L.C.	658,867	28,466,707
#Carnival P.L.C. ADR	241,674	10,529,736
*easyJet P.L.C.	687,918	5,027,015
#HSBC Holdings P.L.C. Sponsored ADR	369,273	19,242,816
International Power P.L.C.	6,483,180	43,257,401
Investec P.L.C.	482,475	3,850,631
Kazakhmys P.L.C.	690,345	14,546,474
Kingfisher P.L.C.	10,285,817	39,184,977
Legal & General Group P.L.C.	13,449,151	21,622,271
*Lloyds Banking Group P.L.C. Sponsored ADR	2,857,128	12,514,221
Mondi P.L.C.	1,450,865	12,080,561
Old Mutual P.L.C.	11,201,478	23,328,011
Pearson P.L.C.	133,753	2,048,563
Pearson P.L.C. Sponsored ADR	1,750,416	26,956,406
Resolution, Ltd. P.L.C.	1,620,485	6,793,610
Rexam P.L.C.	4,277,874	21,789,114
*Royal Bank of Scotland Group P.L.C.	15,142,602	10,834,615
#*Royal Bank of Scotland Group P.L.C. Sponsored ADR	377,000	5,421,260
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031
RSA Insurance Group P.L.C.	7,133,891	14,966,707
SABmiller P.L.C.	16,330	529,805
Sainsbury (J.) P.L.C.	5,529,939	34,527,053
Thomas Cook Group P.L.C.	1,959,918	5,681,122
Vodafone Group P.L.C.	34,976,333	95,611,963
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711
Whitbread P.L.C.	190,554	5,169,348
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483
*Wolseley P.L.C.	889,796	23,668,278
WPP P.L.C.	1,259,793	14,640,007
WPP P.L.C. Sponsored ADR	30,101	1,747,062
Xstrata P.L.C.	3,843,909	74,469,535

TOTAL UNITED KINGDOM		1,221,923,275

TOTAL COMMON STOCKS		6,883,172,110

16

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	$19,298,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243

TOTAL INVESTMENTS — (100.0%) (Cost $6,502,731,182)		$8,081,513,353

17

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (87.6%)
Consumer Discretionary — (20.8%)
#*ABILIT Corp.	310,400	$280,595
*Accordia Golf Co., Ltd.	1,990	1,818,948
Aeon Fantasy Co., Ltd.	60,432	619,261
Aichi Machine Industry Co., Ltd.	285,000	972,329
Aigan Co., Ltd.	61,600	313,096
Aisan Industry Co., Ltd.	126,600	950,559
#Akebono Brake Industry Co., Ltd.	283,800	1,689,127
Alpen Co., Ltd.	42,300	654,306
Alpha Corp.	31,700	284,774
Alpine Electronics, Inc.	197,100	2,470,211
Amiyaki Tei Co., Ltd.	239	681,480
Amuse, Inc.	29,999	335,296
#*Anrakutei Co., Ltd.	50,000	249,974
AOI Advertising Promotion, Inc.	39,000	190,727
AOKI Holdings, Inc.	93,400	1,319,297
Aoyama Trading Co., Ltd.	191,400	3,117,117
Arnest One Corp.	130,200	1,374,129
#Asahi Co., Ltd.	20,500	303,022
*Asahi Tec Corp.	1,821,000	475,418
#Asatsu-DK, Inc.	103,500	2,383,748
#ASKUL Corp.	62,600	1,302,180
Asti Corp.	46,000	122,917
#*Atom Corp.	155,600	423,999
Atsugi Co., Ltd.	701,000	888,474
*Autobacs Seven Co., Ltd.	68,100	2,551,121
#Avex Group Holdings, Inc.	145,800	2,099,847
Bals Corp.	147	149,183
*Best Denki Co., Ltd.	224,500	628,609
#Bic Camera, Inc.	1,894	752,192
#Bookoff Corp.	26,900	209,123
#*Calsonic Kansei Corp.	513,000	1,721,407
#Can Do Co., Ltd.	128	147,389
*Carchs Holdings Co., Ltd.	710,600	264,877
*CHI Group Co., Ltd.	8,500	28,882
Chiyoda Co., Ltd.	115,900	1,401,593
Chofu Seisakusho Co., Ltd.	93,500	1,885,762
Chori Co., Ltd.	658,000	709,948
Chuo Spring Co., Ltd.	205,000	685,201
#*Clarion Co., Ltd.	470,000	729,764
Cleanup Corp.	105,700	639,052
#Colowide Co., Ltd.	200,450	1,041,445
Corona Corp.	72,300	635,294
Cross Plus, Inc.	22,000	205,592
#Culture Convenience Club Co., Ltd.	373,800	1,661,076
Daido Metal Co., Ltd.	144,000	703,089
#Daidoh, Ltd.	107,500	865,165
#*Daiei, Inc. (The)	252,400	913,363
Daikoku Denki Co., Ltd.	36,900	415,851
Daimaruenawin Co., Ltd.	400	3,135
Dainichi Co., Ltd.	57,700	365,393
Daisyo Corp.	57,600	648,567
#Daiwabo Holdings Co., Ltd.	466,000	1,077,878
#DCM Holdings Co., Ltd.	267,000	1,356,171
Descente, Ltd.	232,000	1,175,070
#Doshisha Co., Ltd.	52,400	1,281,430
Doutor Nichires Holdings Co., Ltd.	134,186	1,816,596
*Dynic Corp.	127,000	198,458
Eagle Industry Co., Ltd.	102,000	851,627

18

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
*Econach Holdings Co., Ltd.	177,000	$65,857
#Edion Corp.	268,700	1,988,166
Exedy Corp.	119,000	3,713,418
F&A Aqua Holdings, Inc.	60,638	517,555
FCC Co., Ltd.	102,400	2,193,745
Fine Sinter Co., Ltd.	49,000	154,883
#Foster Electric Co., Ltd.	81,900	1,887,996
France Bed Holdings Co., Ltd.	715,000	905,834
#F-Tech, Inc.	16,800	272,212
#Fuji Co., Ltd.	93,300	1,830,813
Fuji Corp, Ltd.	113,900	431,239
*Fuji Kiko Co., Ltd.	151,000	396,328
#Fuji Kyuko Co., Ltd.	332,000	1,709,419
Fuji Oozx, Inc.	6,000	21,938
Fujibo Holdings, Inc.	142,000	201,146
Fujikura Rubber, Ltd.	74,000	275,484
Fujita Kanko, Inc.	398,100	1,800,981
Fujitsu General, Ltd.	273,000	1,314,361
#Funai Electric Co., Ltd.	50,700	1,556,367
Furukawa Battery Co., Ltd.	71,000	453,417
*Futaba Industrial Co., Ltd.	118,600	630,276
#G-7 Holdings, Inc.	29,200	166,146
*Gajoen Kanko Co.	37,000	—
#Gakken Holdings Co., Ltd.	322,000	541,174
#Genki Sushi Co., Ltd.	19,200	169,722
#GEO Co., Ltd.	1,255	1,321,307
#GLOBERIDE, Inc.	433,000	429,803
#*Goldwin, Inc.	175,000	324,168
#Gourmet Kineya Co., Ltd.	67,000	300,369
#*GSI Creos Corp.	194,000	233,825
#Gulliver International Co., Ltd.	14,910	728,614
Gunze, Ltd.	673,000	2,336,742
H2O Retailing Corp.	276,000	1,807,983
Hakuyosha Co., Ltd.	88,000	258,183
Happinet Corp.	36,100	404,569
Haruyama Trading Co., Ltd.	49,900	195,850
#*Haseko Corp.	3,508,000	3,009,187
Heiwa Corp.	138,100	1,737,999
Hiday Hidaka Corp.	14,800	228,419
Hikari Tsushin, Inc.	87,500	1,649,091
Himaraya Co., Ltd.	35,900	156,796
HIS Co., Ltd.	97,500	2,077,400
Hitachi Koki Co., Ltd.	168,000	1,425,127
#Honeys Co., Ltd.	28,160	391,321
Horipro, Inc.	47,000	366,063
*Hoshizaki Electric Co., Ltd.	55,000	1,082,728
*I Metal Technology Co., Ltd.	150,000	244,057
#Ichibanya Co., Ltd.	10,800	302,689
Ichikawa Co., Ltd.	63,000	99,740
#*Ichikoh Industries, Ltd.	289,000	525,403
#Ikyu Corp.	406	158,762
#Imasen Electric Industrial Co., Ltd.	54,400	664,074
Imperial Hotel, Ltd.	10,250	241,822
*Impress Holdings, Inc.	112,400	175,971
Intage, Inc.	6,600	131,482
Ishizuka Glass Co., Ltd.	109,000	181,395
*Izuhakone Railway Co., Ltd.	300	20,132
#*Izutsuya Co., Ltd.	350,000	229,922
*Janome Sewing Machine Co., Ltd.	242,000	153,571
Japan Vilene Co., Ltd.	132,000	639,611
Japan Wool Textile Co., Ltd. (The)	295,000	2,256,324

19

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
#Jeans Mate Corp.	38,208	$74,296
*Jidosha Buhin Kogyo Co., Ltd.	82,000	318,823
#Joban Kosan Co., Ltd.	221,000	302,330
Joshin Denki Co., Ltd.	196,000	1,816,272
Juntendo Co., Ltd.	31,000	45,182
#*JVC Kenwood Holdings, Inc.	247,730	907,040
Kabuki-Za Co., Ltd.	39,000	1,705,145
#Kadokawa Holdings, Inc.	85,100	1,994,935
Kanto Auto Works, Ltd.	160,600	1,031,042
#*Kappa Create Co., Ltd.	21,700	479,334
Kasai Kogyo Co., Ltd.	119,000	567,752
Kawai Musical Instruments Manufacturing Co., Ltd.	256,000	369,135
#*Kawashima Selkon Textiles Co., Ltd.	323,000	176,224
Kayaba Industry Co., Ltd.	660,000	3,870,694
Keihin Corp.	120,700	2,569,547
#Keiyo Co., Ltd.	164,900	795,422
Kentucky Fried Chicken Japan, Ltd.	78,000	1,717,730
#Kimoto Co., Ltd.	19,400	142,782
#*Kinki Nippon Tourist Co., Ltd.	104,000	91,647
#Kinugawa Rubber Industrial Co., Ltd.	198,000	817,859
#Kisoji Co., Ltd.	85,300	1,736,559
Koekisha Co., Ltd.	13,600	211,472
Kohnan Shoji Co., Ltd.	91,600	1,059,431
#Kojima Co., Ltd.	103,700	500,567
Komatsu Seiren Co., Ltd.	145,000	551,126
Komeri Co., Ltd.	102,700	2,133,269
Konaka Co., Ltd.	104,960	206,837
Kourakuen Corp.	12,100	168,671
K’s Holdings Corp.	156,927	3,899,809
KU Holdings Co., Ltd.	68,200	254,230
Kura Corp.	54,800	872,696
Kurabo Industries, Ltd.	856,000	1,319,530
Kuraudia Co., Ltd.	4,800	70,656
Kuroganeya Co., Ltd.	14,000	54,274
#Kyoritsu Maintenance Co., Ltd.	46,160	604,763
Kyoto Kimono Yuzen Co., Ltd.	55,700	606,076
Kyowa Leather Cloth Co., Ltd.	73,500	254,559
#*Laox Co., Ltd.	706,000	508,885
#*Look, Inc.	201,000	290,684
*Mamiya-Op Co., Ltd.	285,000	243,636
Marche Corp.	23,000	186,147
#Mars Engineering Corp.	41,000	644,250
*Maruei Department Store Co., Ltd.	142,000	132,458
Maruzen Co., Ltd.	46,000	253,945
#*Matsuya Co., Ltd.	151,800	820,141
Matsuya Foods Co., Ltd.	50,900	789,806
Megane TOP Co., Ltd.	35,100	386,490
Meiko Network Japan Co., Ltd.	13,000	108,350
Meiwa Industry Co., Ltd.	37,000	50,413
*Mikuni Corp.	108,000	180,718
#*Misawa Homes Co., Ltd.	99,100	372,334
#Misawa Resort Co., Ltd.	187,000	348,624
*Mitsuba Corp.	143,690	922,623
Mitsui Home Co., Ltd.	146,000	654,955
#Mizuno Corp.	414,000	1,770,545
#MOS Food Services, Inc.	109,500	1,939,570
MR MAX Corp.	123,800	397,442
#Musashi Seimitsu Industry Co., Ltd.	69,200	1,650,097
*Naigai Co., Ltd.	2,705,000	1,543,949
Nexyz Corp.	1,920	69,332
Nice Holdings, Inc.	327,000	684,633

20

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Nidec Copal Corp.	85,500	$1,252,582
#Nidec-Tosok Corp.	122,000	1,238,797
#Nifco, Inc.	162,700	4,093,473
Nihon Tokushu Toryo Co., Ltd.	56,000	213,175
#*Nippon Columbia Co., Ltd.	426,000	121,266
Nippon Felt Co., Ltd.	67,200	309,813
#*Nippon Piston Ring Co., Ltd.	277,000	548,446
Nippon Seiki Co., Ltd.	148,400	1,500,027
Nishimatsuya Chain Co., Ltd.	220,900	2,121,601
Nissan Shatai Co., Ltd.	344,023	2,666,450
Nissen Holdings Co., Ltd.	179,000	772,875
Nissin Kogyo Co., Ltd.	123,700	2,103,995
Nittan Valve Co., Ltd.	82,800	262,055
*Nitto Kako Co., Ltd.	98,000	64,403
*Noritsu Koki Co., Ltd.	85,400	484,769
Omikenshi Co., Ltd.	127,000	72,419
Onward Holdings Co., Ltd.	367,000	2,741,678
Pacific Industrial Co., Ltd.	181,000	715,147
Pal Co., Ltd.	10,050	292,957
PanaHome Corp.	383,200	2,337,196
Parco Co., Ltd.	258,500	1,990,581
#Paris Miki Holdings, Inc.	152,500	1,221,244
PGM Holdings K.K.	1,579	1,033,486
#*PIA Corp.	28,800	237,755
Piolax, Inc.	44,500	890,634
#*Pioneer Electronic Corp.	771,500	2,661,869
Plenus Co., Ltd.	62,900	908,894
Point, Inc.	48,700	2,033,121
*Press Kogyo Co., Ltd.	375,000	1,414,703
Resorttrust, Inc.	129,308	2,003,515
#Rhythm Watch Co., Ltd.	443,000	720,555
Right On Co., Ltd.	67,325	282,599
Riken Corp.	345,000	1,166,251
#Ringer Hut Co., Ltd.	67,800	794,040
#Riso Kyoiku Co., Ltd.	5,920	273,920
Roland Corp.	88,300	914,398
#Round One Corp.	120,700	448,695
#Royal Holdings Co., Ltd.	130,600	1,310,467
#Ryohin Keikaku Co., Ltd.	77,300	2,743,376
#*Sagami Chain Co., Ltd.	77,000	447,052
#*Sagami Co., Ltd.	225,000	304,245
Sagami Rubber Industries Co., Ltd.	11,000	27,222
#Saizeriya Co., Ltd.	139,800	2,644,010
#*Sakai Ovex Co., Ltd.	205,000	286,950
#Sanden Corp.	470,000	1,894,338
Sanei-International Co., Ltd.	2,300	29,336
Sangetsu Co., Ltd.	31,025	676,943
Sankyo Seiko Co., Ltd.	21,000	63,714
Sanoh Industrial Co., Ltd.	114,900	880,536
Sanrio Co., Ltd.	181,700	3,871,427
Sanyo Housing Nagoya Co., Ltd.	354	315,263
#Sanyo Shokai, Ltd.	421,000	1,652,778
Scroll Corp.	77,300	295,398
#*Seiko Holdings Corp.	391,407	1,321,735
Seiren Co., Ltd.	213,200	1,361,877
Senshukai Co., Ltd.	157,800	881,525
*Seven Seas Holdings Co., Ltd.	776,000	192,936
Shikibo, Ltd.	497,000	635,995
Shimachu Co., Ltd.	145,700	2,985,858
Shimojima Co., Ltd.	7,600	105,133
Shinyei Kaisha	96,000	150,596

21

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Shiroki Corp.	285,000	$763,879
Shobunsha Publications, Inc.	342,100	2,405,904
#Shochiku Co., Ltd.	385,400	2,423,986
Shoei Co., Ltd.	1,600	14,482
*Showa Corp.	230,200	1,531,786
#SKY Perfect JSAT Holdings, Inc.	4,835	1,598,147
SNT Corp.	93,800	272,117
Soft99 Corp.	71,500	422,762
Sotoh Co., Ltd.	49,700	511,490
SPK Corp.	16,800	226,469
SRI Sports, Ltd.	12	13,059
St Marc Holdings Co., Ltd.	36,000	1,269,223
Studio Alice Co., Ltd.	20,200	168,531
#Suminoe Textile Co., Ltd.	257,000	417,665
Sumitomo Forestry Co., Ltd.	313,466	2,315,454
*Suzutan Co., Ltd.	9,500	16,380
*SxL Corp.	493,000	238,723
T. RAD Co., Ltd.	253,000	886,861
#Tac Co., Ltd.	8,600	36,860
Tachikawa Corp.	50,800	233,750
Tachi-S Co., Ltd.	108,140	1,576,548
Tact Home Co., Ltd.	173	140,215
#Taiho Kogyo Co., Ltd.	94,600	734,208
Takamatsu Construction Group Co., Ltd.	86,400	1,120,539
Taka-Q Co., Ltd.	51,500	88,797
*Take & Give Needs Co., Ltd.	1,380	86,658
Takihyo Co., Ltd.	2,000	9,659
*Tamron Co., Ltd.	36,400	717,445
#*TASAKI & CO., LTD.	626,000	444,452
Taya Co., Ltd.	5,000	41,082
TBK Co., Ltd.	72,000	274,090
*TDF Corp.	11,000	15,658
#Teikoku Piston Ring Co., Ltd.	97,900	726,803
Teikoku Sen-I Co., Ltd.	78,000	462,965
#Telepark Corp.	562	822,485
*Ten Allied Co., Ltd.	50,000	154,265
Tigers Polymer Corp.	59,000	233,144
*Toabo Corp.	130,000	96,896
Toei Co., Ltd.	267,000	1,103,463
*Tokai Kanko Co., Ltd.	505,999	132,473
Tokai Rubber Industries, Ltd.	122,200	1,427,226
*Tokai Senko K.K.	243,000	199,120
#Token Corp.	11,740	360,529
Tokyo Dome Corp.	638,200	1,592,862
#Tokyo Individualized Educational Institute, Inc.	81,000	248,128
Tokyo Kaikan Co., Ltd.	12,000	48,822
Tokyo Soir Co., Ltd.	49,000	97,503
Tokyo Style Co., Ltd.	262,700	2,089,303
Tokyotokeiba Co., Ltd.	790,000	1,149,582
Tokyu Recreation Co., Ltd.	77,000	487,366
#Tomy Co., Ltd.	286,393	2,200,983
#*Tonichi Carlife Group, Inc.	246,000	201,518
*Topre Corp.	176,600	1,288,019
Toridoll.corp.	151	205,769
*Totenko Co., Ltd.	57,000	89,577
Touei Housing Corp.	72,740	805,031
Tow Co., Ltd.	5,400	30,849
Toyo Tire & Rubber Co., Ltd.	706,000	1,453,180
Toyobo Co., Ltd.	2,084,000	3,473,499
TS Tech Co., Ltd.	154,200	2,523,133
*Tsukamoto Co., Ltd.	52,000	47,816

22

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Tsutsumi Jewelry Co., Ltd.	47,000	$1,106,090
TV Asahi Corp.	265	373,486
*TV Tokyo Holdings Corp.	4,500	65,037
#Unipres Corp.	85,800	1,481,853
#United Arrows, Ltd.	60,000	820,545
*Unitika, Ltd.	1,629,000	1,354,581
U-Shin, Ltd.	94,500	719,596
*Watabe Wedding Corp.	29,500	291,311
#Watami Food Service Co., Ltd.	99,500	1,818,990
Xebio Co., Ltd.	86,300	1,691,369
Yamatane Corp.	54,000	65,731
Yamato International, Inc.	29,800	126,034
Yellow Hat, Ltd.	73,700	468,352
Yokohama Reito Co., Ltd.	175,000	1,113,953
#Yomiuri Land Co., Ltd.	229,000	770,366
Yonex Co., Ltd.	40,000	289,523
#Yorozu Corp.	69,500	1,181,616
#Yoshinoya Holdings Co., Ltd.	2,072	2,537,083
#Zenrin Co., Ltd.	124,700	1,284,020
#Zensho Co., Ltd.	282,900	2,616,323

Total Consumer Discretionary		284,909,994

Consumer Staples — (8.6%)
*Aeon Hokkaido Corp.	400,200	1,335,583
Ahjikan Co., Ltd.	10,500	95,539
*Ain Pharmaciez, Inc.	17,500	576,825
Arcs Co., Ltd.	18,000	232,915
#Ariake Japan Co., Ltd.	99,600	1,506,811
Cawachi, Ltd.	78,900	1,394,892
#Chubu Shiryo Co., Ltd.	89,000	525,059
Chuo Gyorui Co., Ltd.	93,000	200,807
Circle K Sunkus Co., Ltd.	90,200	1,278,287
Coca-Cola Central Japan Co., Ltd.	106,300	1,338,243
Cocokara fine, Inc.	46,160	1,000,629
Cosmos Pharmaceutical Corp.	23,000	722,867
CVS Bay Area, Inc.	51,000	61,505
Daikokutenbussan Co., Ltd.	800	28,010
#Dr Ci:Labo Co., Ltd.	333	1,185,791
Dydo Drinco, Inc.	47,800	1,586,843
Echo Trading Co., Ltd.	11,000	105,349
Ensuiko Sugar Refining Co., Ltd.	103,000	176,864
#Fancl Corp.	152,800	2,348,577
#*First Baking Co., Ltd.	183,000	186,841
Fuji Oil Co., Ltd.	174,300	2,502,372
Fujicco Co., Ltd.	117,600	1,440,649
#*Fujiya Co., Ltd.	474,000	818,695
Hagoromo Foods Corp.	40,000	552,049
Harashin Narus Holdings Co., Ltd.	61,500	767,575
#*Hayashikane Sangyo Co., Ltd.	299,000	278,554
#Heiwado Co., Ltd.	146,600	1,805,148
Hohsui Corp.	120,000	135,750
Hokkaido Coca-Cola Bottling Co., Ltd.	87,000	432,849
Hokuto Corp.	101,600	2,378,583
Inageya Co., Ltd.	175,000	1,808,307
#ITO EN, Ltd.	85,300	1,369,297
Itochu-Shokuhin Co., Ltd.	26,500	876,879
Itoham Foods, Inc.	642,800	2,077,231
Izumiya Co., Ltd.	292,000	988,528
J-Oil Mills, Inc.	457,000	1,208,286
#Kameda Seika Co., Ltd.	70,000	1,439,192
Kasumi Co., Ltd.	196,100	998,789

23

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Staples — (Continued)
Kato Sangyo Co., Ltd.	104,800	$1,495,531
#Key Coffee, Inc.	75,000	1,281,948
Kirindo Co., Ltd.	28,300	132,899
Kose Corp.	43,500	1,044,096
Kyodo Shiryo Co., Ltd.	330,000	369,566
Kyokuyo Co., Ltd.	370,000	727,774
#Life Corp.	183,400	2,633,128
#Lion Corp.	3,000	16,192
#Mandom Corp.	81,100	2,210,821
Marudai Food Co., Ltd.	443,000	1,265,498
#Maruetsu, Inc. (The)	362,000	1,281,409
Maruha Nichiro Holdings, Inc.	1,589,069	2,612,024
*Maruya Co., Ltd.	10,400	17,363
#Matsumotokiyoshi Holdings Co., Ltd.	14,600	274,079
*Maxvalu Tohok Co., Ltd.	18,200	136,206
Maxvalu Tokai Co., Ltd.	59,400	756,570
#Megmilk Snow Brand Co., Ltd.	178,400	3,151,536
#Meito Sangyo Co., Ltd.	54,900	732,467
Mercian Corp.	350,000	669,200
Mikuni Coca-Cola Bottling Co., Ltd.	166,600	1,426,421
#Milbon Co., Ltd.	42,740	1,214,578
Ministop Co., Ltd.	66,700	985,952
#*Mitsui Sugar Co., Ltd.	434,850	1,615,941
Miyoshi Oil & Fat Co., Ltd.	261,000	388,814
Morinaga & Co., Ltd.	886,000	2,025,094
Morinaga Milk Industry Co., Ltd.	843,000	3,439,085
Morishita Jinton Co., Ltd.	47,800	134,240
Morozoff, Ltd.	108,000	332,538
#Nagatanien Co., Ltd.	111,000	1,074,473
#Nakamuraya Co., Ltd.	203,000	943,880
#Nichimo Co., Ltd.	112,000	175,026
Nichirei Corp.	531,000	2,312,728
#Nihon Chouzai Co., Ltd.	22,380	780,260
Niitaka Co., Ltd.	7,260	83,216
Nippon Beet Sugar Manufacturing Co., Ltd.	513,000	1,180,031
Nippon Flour Mills Co., Ltd.	557,000	2,664,872
*Nippon Formula Feed Manufacturing Co., Ltd.	267,000	298,940
Nippon Suisan Kaisha, Ltd.	660,200	2,100,206
Nisshin Oillio Group, Ltd. (The)	525,000	2,310,539
Nissin Sugar Manufacturing Co., Ltd.	149,000	320,096
Nitto Flour Milling Co., Ltd.	64,000	234,939
Noevir Co., Ltd.	1,900	21,797
#Oenon Holdings, Inc.	247,000	534,151
#Oie Sangyo Co., Ltd.	20,900	174,677
Okuwa Co., Ltd.	111,000	1,044,803
Olympic Corp.	65,000	469,783
Pietro Co., Ltd.	10,300	105,298
Pigeon Corp.	67,800	2,020,328
Poplar Co., Ltd.	25,760	145,347
Prima Meat Packers, Ltd.	671,000	691,226
#Riken Vitamin Co., Ltd.	79,200	2,480,154
#Rock Field Co., Ltd.	47,000	715,138
Ryoshoku, Ltd.	96,400	2,075,159
S Foods, Inc.	70,000	546,170
#Sakata Seed Corp.	157,400	2,016,256
*San-A Co., Ltd.	4,500	179,196
Shoei Foods Corp.	44,000	274,457
Showa Sangyo Co., Ltd.	502,000	1,347,761
#Sogo Medical Co., Ltd.	23,000	590,693
Sonton Food Industry Co., Ltd.	43,000	342,352
Starzen Co., Ltd.	279,000	745,377

24

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Staples — (Continued)
Sugi Holdings Co., Ltd.	60,500	$1,351,773
Takara Holdings, Inc.	459,000	2,614,592
Three F Co., Ltd.	17,700	103,281
Tobu Store Co., Ltd.	215,000	609,648
Toho Co., Ltd./Hyogo	158,000	565,891
Tohto Suisan Co., Ltd.	120,000	160,893
Torigoe Co., Ltd. (The)	84,500	735,674
#Toyo Sugar Refining Co., Ltd.	157,000	175,520
Tsukiji Uoichiba Co., Ltd.	57,000	77,499
Tsuruha Holdings, Inc.	46,100	1,981,650
*Unicafe, Inc.	15,060	68,915
*Unihair Co., Ltd.	133,550	1,563,485
UNY Co., Ltd.	57,200	476,660
Uoriki Co., Ltd.	400	4,948
Valor Co., Ltd.	167,200	1,241,707
Warabeya Nichiyo Co., Ltd.	51,360	605,668
Yaizu Suisankagaku Industry Co., Ltd.	41,000	451,364
Yaoko Co., Ltd.	39,500	1,080,385
Yomeishu Seizo Co., Ltd.	100,000	909,459
Yonekyu Corp.	96,000	717,821
Yuasa Funashoku Co., Ltd.	112,000	260,689
#Yukiguni Maitake Co., Ltd.	104,256	674,497
Yutaka Foods Corp.	6,000	113,273

Total Consumer Staples		117,682,561

Energy — (0.9%)
*AOC Holdings, Inc.	139,600	613,410
BP Castrol K.K.	69,800	267,477
#*Fuji Kosan Co., Ltd.	264,000	195,844
Itochu Enex Co., Ltd.	290,000	1,332,307
Japan Oil Transportation Co., Ltd.	79,000	175,620
Kanto Natural Gas Development Co., Ltd.	147,000	764,480
Kyoei Tanker Co., Ltd.	115,000	189,457
Mitsuuroko Co., Ltd.	167,500	913,517
#Modec, Inc.	73,200	1,044,594
#Nippon Gas Co., Ltd.	148,900	1,997,779
Nippon Seiro Co., Ltd.	64,000	193,337
Sala Corp.	129,500	655,095
San-Ai Oil Co., Ltd.	259,000	1,092,340
#Shinko Plantech Co., Ltd.	154,000	1,427,674
Sinanen Co., Ltd.	239,000	910,328
*Toa Oil Co., Ltd.	360,000	407,058
Toyo Kanetsu K.K.	466,000	716,613

Total Energy		12,896,930

Financials — (9.1%)
Aichi Bank, Ltd. (The)	35,900	2,009,632
#Airport Facilities Co., Ltd.	120,570	474,986
Akita Bank, Ltd. (The)	685,400	1,932,691
Aomori Bank, Ltd. (The)	628,000	1,529,155
*Arealink Co., Ltd.	2,544	93,409
#Awa Bank, Ltd. (The)	227,000	1,543,182
Bank of Iwate, Ltd. (The)	57,200	2,417,429
Bank of Nagoya, Ltd. (The)	503,297	1,522,771
Bank of Okinawa, Ltd. (The)	88,100	3,389,540
Bank of Saga, Ltd. (The)	591,000	1,554,746
Bank of the Ryukyus, Ltd.	126,180	1,464,278
#*Cedyna Financial Corp.	589,850	818,536
Century Tokyo Leasing Corp.	260,590	3,759,430
*Chiba Kogyo Bank, Ltd. (The)	169,600	942,808
Chukyo Bank, Ltd. (The)	667,000	1,970,300

25

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Financials — (Continued)
Daibiru Corp.	178,000	$1,375,406
Daiko Clearing Services Corp.	49,700	153,853
#*Daikyo, Inc.	948,000	1,472,575
Daisan Bank, Ltd. (The)	621,000	1,516,623
#Daishi Bank, Ltd. (The)	717,000	2,216,067
Daito Bank, Ltd. (The)	485,000	301,226
Ehime Bank, Ltd. (The)	608,000	1,585,774
Eighteenth Bank, Ltd. (The)	628,000	1,555,573
FIDEA Holdings Co., Ltd.	97,400	203,286
*Fuji Fire & Marine Insurance Co., Ltd.	547,000	676,692
Fukui Bank, Ltd. (The)	841,000	2,593,369
Fukushima Bank, Ltd.	836,000	445,652
Fuyo General Lease Co., Ltd.	80,800	2,293,027
Goldcrest Co., Ltd.	64,820	1,400,115
Heiwa Real Estate Co., Ltd.	252,500	667,231
Higashi-Nippon Bank, Ltd.	626,000	1,123,907
#Higo Bank, Ltd. (The)	365,000	1,703,651
Hokkoku Bank, Ltd. (The)	714,000	2,874,405
Hokuetsu Bank, Ltd. (The)	875,000	1,540,221
Hyakugo Bank, Ltd. (The)	656,609	2,764,094
Hyakujishi Bank, Ltd. (The)	587,000	2,110,605
IBJ Leasing Co., Ltd.	82,100	1,725,512
Ichiyoshi Securities Co., Ltd.	156,000	883,046
Iida Home Max	48,100	370,131
*Japan Asia Investment Co., Ltd.	4,000	2,286
Juroku Bank, Ltd.	582,000	1,758,161
#*kabu.com Securities Co., Ltd.	272,400	941,927
Kagoshima Bank, Ltd. (The)	206,000	1,231,903
Keihanshin Real Estate Co., Ltd.	13,700	59,531
Keiyo Bank, Ltd. (The)	98,000	443,918
#*Kenedix, Inc.	3,527	712,510
Kirayaka Bank, Ltd.	98,000	87,797
Kita-Nippon Bank, Ltd. (The)	29,706	712,327
Kiyo Holdings, Inc.	2,168,900	2,917,101
#Kobayashi Yoko Co., Ltd.	265,200	645,444
#Kosei Securities Co., Ltd.	295,000	244,663
#Kyokuto Securities Co., Ltd.	44,500	320,730
#*Leopalace21 Corp.	391,985	441,461
Marusan Securities Co., Ltd.	256,000	1,294,355
Michinoku Bank, Ltd. (The)	524,000	1,065,548
Minato Bank, Ltd. (The)	1,025,000	1,512,157
Mito Securities Co., Ltd.	254,000	368,185
Miyazaki Bank, Ltd. (The)	540,000	1,368,936
*Mizuho Investors Securities Co., Ltd.	1,433,500	1,314,701
#*Monex Group, Inc.	4,629	1,098,037
Musashino Bank, Ltd.	105,600	3,066,201
Nagano Bank, Ltd. (The)	314,000	554,243
Nanto Bank, Ltd. (The)	63,000	329,700
*New Real Property K.K.	43,900	—
#*NIS Group Co., Ltd.	1,015,125	75,587
Nisshin Fudosan Co.	99,000	698,933
Ogaki Kyoritsu Bank, Ltd. (The)	845,000	2,371,885
Oita Bank, Ltd. (The)	529,900	1,669,101
Okasan Securities Group, Inc.	604,000	1,955,357
Ricoh Leasing Co., Ltd.	75,300	1,871,358
#Risa Partners, Inc.	491	177,360
San-in Godo Bank, Ltd. (The)	303,000	2,096,454
Sankei Building Co., Ltd.	165,300	902,810
Shikoku Bank, Ltd.	750,000	2,101,589
#Shimizu Bank, Ltd.	32,100	1,309,975
#Sumitomo Real Estate Sales Co., Ltd.	33,200	1,487,638

26

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Financials — (Continued)
#*Sun Frontier Fudousan Co., Ltd.	208	$22,759
Takagi Securities Co., Ltd.	206,000	207,859
TOC Co., Ltd.	417,650	1,722,432
Tochigi Bank, Ltd.	424,000	1,757,197
#Toho Bank, Ltd.	808,200	2,145,473
Toho Real Estate Co., Ltd.	140,700	805,573
Tohoku Bank, Ltd. (The)	389,000	624,390
Tokai Tokyo Financial Holdings, Inc.	898,000	3,120,888
Tokyo Rakutenchi Co., Ltd.	222,000	777,647
Tokyo Tatemono Co., Ltd.	908,000	3,658,692
*Tokyo Tatemono Real Estate Sales Co., Ltd.	2,300	6,212
Tokyo Theatres Co, Inc.	290,000	360,870
Tokyo Tomin Bank, Ltd.	110,100	1,038,866
#Tokyu Livable, Inc.	98,500	1,135,745
Tomato Bank, Ltd.	397,000	690,090
*TOMONY Holdings, Inc.	536,550	1,865,150
Tottori Bank, Ltd.	328,000	684,898
Towa Bank, Ltd.	884,000	809,779
#Toyo Securities Co., Ltd.	307,000	449,682
*Tsukuba Bank, Ltd.	188,800	565,526
Yachiyo Bank, Ltd. (The)	1,400	31,361
Yamagata Bank, Ltd.	584,500	2,535,077
#Yamanashi Chuo Bank, Ltd.	457,000	1,762,821

Total Financials		124,963,790

Health Care — (3.9%)
Aloka Co., Ltd.	83,300	491,051
As One Corp.	68,868	1,262,057
#*Asia Alliance Holdings Co., Ltd.	380,800	42,325
ASKA Pharmaceutical Co., Ltd.	101,000	640,609
BML, Inc.	33,200	826,200
CMIC Co., Ltd.	710	203,017
Create Medic Co., Ltd.	28,000	280,524
Eiken Chemical Co., Ltd.	78,900	800,923
#EPS Co., Ltd.	158	388,904
FALCO SD HOLDINGS Co., Ltd.	34,300	255,766
#Fuso Pharmaceutical Industries, Ltd.	320,000	827,024
Hitachi Medical Corp.	81,000	518,731
Hogy Medical Co., Ltd.	49,000	2,230,441
Iwaki & Co., Ltd.	55,000	117,598
Japan Medical Dynamic Marketing, Inc.	44,900	94,462
#Jeol, Ltd.	258,000	727,643
JMS Co., Ltd.	126,000	455,824
Kaken Pharmaceutical Co., Ltd.	335,000	3,670,535
Kawanishi Holdings, Ltd.	7,400	67,252
Kawasumi Laboratories, Inc.	45,000	271,581
#Kissei Pharmaceutical Co., Ltd.	87,100	1,733,702
#KYORIN Holdings, Inc.	178,000	2,764,121
#*M3, Inc.	297	1,360,379
#Mochida Pharmaceutical Co., Ltd.	167,000	1,813,170
Nagaileben Co., Ltd.	6,200	146,946
#Nichii Gakkan Co.	218,400	1,880,401
Nihon Kohden Corp.	151,200	2,874,009
Nikkiso Co., Ltd.	237,000	1,661,367
#Nippon Chemiphar Co., Ltd.	131,000	371,343
Nippon Shinyaku Co., Ltd.	229,000	3,248,584
Nipro Corp.	180,100	3,671,774
Nissui Pharmaceutical Co., Ltd.	66,100	542,668
#Paramount Bed Co., Ltd.	82,000	2,087,522
Rion Co., Ltd.	5,000	29,540
Rohto Pharmaceutical Co., Ltd.	80,000	991,106

27

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Health Care — (Continued)
#Sawai Pharmaceutical Co., Ltd.	41,500	$3,627,965
Seikagaku Corp.	173,000	1,804,738
#Shin Nippon Biomedical Laboratories, Ltd.	24,700	110,141
Ship Healthcare Holdings, Inc.	94,000	961,466
Toho Holdings Co., Ltd.	132,000	1,847,158
#Torii Pharmaceutical Co., Ltd.	62,700	1,236,002
#Towa Pharmaceutical Co., Ltd.	42,300	2,302,224
Vital KSK Holdings, Inc.	142,400	1,087,349
#Wakamoto Pharmaceutical Co., Ltd.	100,000	267,744
#ZERIA Pharmaceutical Co., Ltd.	105,000	1,294,336

Total Health Care		53,888,222

Industrials — (22.7%)
*A&A Material Corp.	235,000	119,278
Advan Co., Ltd.	99,400	688,919
*Advanex, Inc.	73,000	70,656
Aeon Delight Co., Ltd.	81,100	1,503,950
Aica Kogyo Co., Ltd.	233,500	2,623,516
#Aichi Corp.	132,000	472,076
Aida Engineering, Ltd.	261,000	864,165
Airtech Japan, Ltd.	19,900	95,106
Alps Logistics Co., Ltd.	52,500	566,232
#Altech Co., Ltd.	23,000	62,337
Altech Corp.	37,150	287,701
#Amano Corp.	268,700	2,211,986
Ando Corp.	257,000	323,029
Anest Iwata Corp.	149,000	410,554
#Asahi Diamond Industrial Co., Ltd.	228,000	4,025,736
Asahi Holdings, Inc.	110,750	2,435,127
Asahi Kogyosha Co., Ltd.	99,000	411,179
*Asanuma Corp.	977,000	595,072
Asia Air Survey Co., Ltd.	32,000	83,590
Asunaro Aoki Construction Co., Ltd.	166,500	743,879
Ataka Construction & Engineering Co., Ltd.	60,000	158,438
Bando Chemical Industries, Ltd.	332,000	1,116,887
Benefit One, Inc.	3	2,336
Biken Techno Corp.	14,100	69,918
Bunka Shutter Co., Ltd.	227,000	496,235
*C&I Holdings Co., Ltd.	405,500	20,344
Central Glass Co., Ltd.	601,000	2,588,334
#Central Security Patrols Co., Ltd.	44,700	422,180
Chudenko Corp.	130,500	1,339,628
Chugai Ro Co., Ltd.	327,000	1,036,950
CKD Corp.	229,700	1,620,333
#Comsys Holdings Corp.	195,000	1,730,759
#Cosel Co., Ltd.	104,700	1,372,719
CTI Engineering Co., Ltd.	44,000	229,135
Dai-Dan Co., Ltd.	156,000	676,488
Daido Kogyo Co., Ltd.	145,000	259,153
#Daifuku Co., Ltd.	258,500	1,228,029
Daihen Corp.	428,000	1,924,027
Daiho Corp.	878,000	676,883
#*Daiichi Chuo K.K.	367,000	832,840
Daiichi Jitsugyo Co., Ltd.	180,000	531,694
#Daiseki Co., Ltd.	143,463	2,713,201
*Daisue Construction Co., Ltd.	271,500	108,203
Daiwa Industries, Ltd.	169,000	743,558
Daiwa Odakyu Construction Co., Ltd.	63,500	149,777
*Danto Holdings Corp.	475,000	430,087
Denyo Co., Ltd.	90,600	546,461
*Dijet Industrial Co., Ltd.	80,000	94,466

28

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
DMW Corp.	4,800	$95,886
#*Dream Incubator, Inc.	168	110,938
*Duskin Co., Ltd.	184,400	3,241,457
#*Enshu, Ltd.	142,000	117,966
Freesia Macross Corp.	1,355,000	202,331
*Fujisash Co., Ltd.	49,300	18,854
*Fujitec Co., Ltd.	304,000	1,364,590
#Fukuda Corp.	657,000	1,275,490
*Fukusima Industries Corp.	29,700	259,857
#*Fukuyama Transporting Co., Ltd.	431,400	2,135,701
Funai Consulting Co., Ltd.	99,300	609,878
*Furukawa Co., Ltd.	1,317,000	1,359,799
#Furusato Industries, Ltd.	50,600	257,606
Futaba Corp.	146,800	2,579,422
Gecoss Corp.	113,600	410,350
*Hamai Co., Ltd.	92,000	131,257
Hanwa Co., Ltd.	697,000	2,753,079
*Hazama Corp.	285,800	213,020
Hibiya Engineering, Ltd.	120,300	968,506
#Hitachi Cable, Ltd.	447,000	1,065,926
Hitachi Metals Techno, Ltd.	57,500	255,875
Hitachi Tool Engineering, Ltd.	94,000	1,108,152
Hitachi Transport System, Ltd.	27,400	424,188
#Hitachi Zosen Corp.	2,175,500	3,134,938
Hokuetsu Industries Co., Ltd.	85,000	125,720
Hokuriku Electrical Construction Co., Ltd.	56,000	142,161
Hosokawa Micron Corp.	133,000	424,345
#*Howa Machinery, Ltd.	379,000	310,626
Ichiken Co., Ltd.	87,000	103,779
ICHINEN HOLDINGS CO., Ltd.	71,100	317,914
Idec Corp.	130,900	1,098,003
IHI Transport Machinery Co., Ltd.	73,000	299,275
#Iino Kaiun Kaisha, Ltd.	334,300	1,490,238
Inaba Denki Sangyo Co., Ltd.	82,100	2,068,329
Inaba Seisakusho Co., Ltd.	60,800	491,926
Inabata & Co., Ltd.	195,600	978,241
#Inui Steamship Co., Ltd.	80,800	406,039
#*Iseki & Co., Ltd.	718,000	1,746,974
#Ishii Iron Works Co., Ltd.	110,000	174,728
#*Ishikawa Seisakusho, Ltd.	101,000	77,687
Ishikawajima Construction Materials Co., Ltd.	202,000	195,715
Itoki Corp.	174,200	406,203
#Iwatani International Corp.	847,000	2,453,580
#*Jalux, Inc.	43,300	329,639
Jamco Corp.	82,000	626,605
Japan Airport Terminal Co., Ltd.	111,200	1,823,955
#*Japan Bridge Corp.	25,900	48,044
Japan Foundation Engineering Co., Ltd.	95,600	190,958
Japan Kenzai Co., Ltd.	93,440	373,421
Japan Pulp & Paper Co., Ltd.	449,000	1,514,432
Japan Transcity Corp.	231,000	681,688
JFE Shoji Holdings, Inc.	321,000	1,244,261
Kamei Corp.	118,000	483,635
Kanaden Corp.	118,000	632,656
Kanagawa Chuo Kotsu Co., Ltd.	192,000	971,021
Kanamoto Co., Ltd.	112,000	580,912
Kandenko Co., Ltd.	187,000	1,089,788
*Kanematsu Corp.	1,442,625	1,181,115
#*Kanematsu-NNK Corp.	113,000	122,200
Katakura Industries Co., Ltd.	109,900	1,013,284
Kato Works Co., Ltd.	197,000	354,045

29

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
KAWADA TECHNOLOGIES, Inc.	104,500	$1,622,374
Kawagishi Bridge Works Co., Ltd.	38,000	105,181
Kawasaki Kinkai Kisen Kaisha, Ltd.	100,000	321,096
Keihin Co., Ltd. (The)	199,000	197,716
#Kimura Chemical Plants Co., Ltd.	59,400	372,429
Kinki Sharyo Co., Ltd.	176,000	722,610
Kintetsu World Express, Inc.	75,700	1,756,936
#*Kitagawa Iron Works Co., Ltd.	335,000	466,889
Kitano Construction Corp.	252,000	521,678
Kitazawa Sangyo Co., Ltd.	54,500	96,547
Kitz Corp.	397,000	1,754,186
Kodensha Co., Ltd. (The)	25,000	56,656
Koike Sanso Kogyo Co., Ltd.	152,000	385,716
*Koito Industries, Ltd.	102,000	155,875
Kokuyo Co., Ltd.	211,325	1,615,394
Komai Tekko, Inc.	109,000	186,810
Komatsu Wall Industry Co., Ltd.	32,900	283,862
Komori Corp.	158,500	1,556,292
Kondotec, Inc.	40,500	287,613
*Kosaido Co., Ltd.	364,000	573,914
KRS Corp.	38,200	430,861
*Kumagai Gumi Co., Ltd.	583,800	361,581
#Kuroda Electric Co., Ltd.	109,900	1,275,647
Kyodo Printing Co., Ltd.	303,000	649,037
Kyoei Sangyo Co., Ltd.	97,000	177,011
Kyokuto Boeki Kaisha, Ltd.	58,000	86,380
Kyokuto Kaihatsu Kogyo Co., Ltd.	146,400	504,724
Kyosan Electric Manufacturing Co., Ltd.	213,000	892,715
Kyowa Exeo Corp.	301,100	2,646,568
#Kyudenko Corp.	195,000	1,003,654
*Lonseal Corp.	116,000	104,984
Maeda Corp.	587,000	1,590,426
Maeda Road Construction Co., Ltd.	274,000	1,899,306
*Maezawa Industries, Inc.	35,700	60,582
Maezawa Kasei Industries Co., Ltd.	50,700	418,996
Maezawa Kyuso Industries Co., Ltd.	50,400	565,662
*Makino Milling Machine Co., Ltd.	338,000	2,326,602
Marubeni Construction Material Lease Co., Ltd.	75,000	80,959
Maruka Machinery Co., Ltd.	28,100	208,711
Maruwn Corp.	66,000	167,201
#Maruyama Manufacturing Co, Inc.	150,000	264,124
Maruzen Showa Unyu Co., Ltd.	296,000	924,785
#Matsuda Sangyo Co., Ltd.	77,482	1,337,712
Matsui Construction Co., Ltd.	98,600	339,994
Max Co., Ltd.	181,000	1,997,271
#*Meidensha Corp.	732,050	2,607,877
#*Meiji Machine Co., Ltd.	63,000	15,679
#Meiji Shipping Co., Ltd.	106,100	369,413
*Meitec Corp.	130,100	2,596,407
Meito Transportation Co., Ltd.	22,000	159,550
#*Meiwa Trading Co., Ltd.	140,000	360,263
Mesco, Inc.	30,000	193,365
*Mirait Holdings Corp.	274,685	1,805,746
Mitani Corp.	52,600	417,526
Mitsubishi Kakoki Kaisha, Ltd.	229,000	440,231
Mitsubishi Pencil Co., Ltd.	100,600	1,758,420
Mitsuboshi Belting, Ltd.	274,000	1,129,113
#Mitsui Matsushima Co., Ltd.	338,000	617,494
Mitsui-Soko Co., Ltd.	463,000	1,740,776
Mitsumura Printing Co., Ltd.	93,000	276,171
#Miura Co., Ltd.	131,300	2,967,570

30

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Miura Printing Corp.	19,000	$28,340
*Miyaji Engineering Group, Inc.	1,524,175	1,249,500
#*Miyakoshi Corp.	48,400	178,994
*Mori Denki Mfg. Co., Ltd.	625,000	54,830
#Mori Seiki Co., Ltd.	282,900	2,755,676
Morita Holdings Corp.	156,000	840,866
#Moshi Moshi Hotline, Inc.	104,400	2,434,264
Mystar Engineering Corp.	15,600	63,823
Nac Co., Ltd.	28,900	324,739
Nachi-Fujikoshi Corp.	588,000	1,757,837
Naikai Zosen Corp.	75,000	291,765
*Nakano Corp.	103,000	241,402
Narasaki Sangyo Co., Ltd.	56,000	69,589
NEC Capital Solutions, Ltd.	45,100	579,881
#NEC Networks & System Integration Corp.	104,600	1,220,191
New Tachikawa Aircraft Co., Ltd.	9,900	614,409
Nichias Corp.	416,000	1,793,707
Nichiban Co., Ltd.	122,000	403,173
*Nichiden Corp.	1,000	28,846
Nichiha Corp.	92,880	731,553
Nichireki Co., Ltd.	96,000	340,863
#Nihon M&A Center, Inc.	27	97,598
Nikko Co., Ltd.	127,000	359,302
Nippo Corp.	244,000	1,510,747
Nippon Carbon Co., Ltd.	396,000	1,264,150
Nippon Conveyor Co., Ltd.	168,000	140,076
Nippon Densetsu Kogyo Co., Ltd.	183,000	1,652,730
Nippon Denwa Shisetu Co., Ltd.	203,000	571,824
Nippon Filcon Co., Ltd.	73,100	358,001
Nippon Hume Corp.	91,000	266,835
Nippon Jogesuido Sekkei Co., Ltd.	289	351,005
#Nippon Kanzai Co., Ltd.	46,200	725,967
Nippon Koei Co., Ltd.	272,000	713,374
Nippon Konpo Unyu Soko Co., Ltd.	247,000	2,676,716
#Nippon Seisen Co., Ltd.	107,000	546,805
#Nippon Sharyo, Ltd.	216,000	950,676
Nippon Shindo Co., Ltd.	8,000	13,722
Nippon Signal Co., Ltd.	206,800	1,448,305
Nippon Steel Trading Co., Ltd.	280,000	789,445
Nippon Thompson Co., Ltd.	255,000	1,767,555
*Nippon Tungsten Co., Ltd.	81,000	125,711
*Nippon Yusoki Co., Ltd.	138,000	296,963
Nishimatsu Construction Co., Ltd.	954,000	1,016,363
Nishishiba Electric Co., Ltd.	101,000	144,174
Nissei Corp.	104,600	777,080
*Nissei Plastic Industrial Co., Ltd.	378,800	1,076,857
#Nissha Printing Co., Ltd.	72,600	1,600,995
Nissin Corp.	336,000	732,162
Nissin Electric Co., Ltd.	109,000	566,962
Nitchitsu Co., Ltd.	58,000	133,347
Nitta Corp.	101,200	1,597,404
#Nitto Boseki Co., Ltd.	847,000	1,967,458
Nitto Kogyo Corp.	143,400	1,301,817
#Nitto Kohki Co., Ltd.	65,600	1,548,935
Nitto Seiko Co., Ltd.	122,000	347,409
*Nittoc Construction Co., Ltd.	316,000	179,802
*Noda Corp.	169,300	378,549
Nomura Co., Ltd.	205,000	544,011
Noritake Co., Ltd.	510,000	1,601,694
Noritz Corp.	83,000	1,524,021
#NS United Kaiun Kaisha, Ltd.	403,000	1,023,388

31

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
#*Oak Capital Corp.	55,735	$81,571
Obayashi Road Corp.	106,000	174,993
Oiles Corp.	117,242	1,830,344
*Okamoto Machine Tool Works, Ltd.	163,000	202,127
#Okamura Corp.	273,900	1,442,110
Okano Valve Manufacturing Co.	58,000	468,023
#*Oki Electric Cable Co., Ltd.	90,000	138,298
#*OKK Corp.	255,000	333,790
#*OKUMA Corp.	383,000	2,271,831
Okumura Corp.	716,400	2,502,034
O-M, Ltd.	105,000	323,269
Onoken Co., Ltd.	58,900	441,804
#Organo Corp.	155,000	1,025,371
*Original Engineering Consultants Co., Ltd.	61,500	88,242
OSG Corp.	189,800	1,977,127
Oyo Corp.	101,300	810,401
#*P.S. Mitsubishi Construction Co., Ltd.	76,800	195,635
#Park24 Co., Ltd.	118,700	1,146,964
Pasco Corp.	23,000	54,657
Pasona Group, Inc.	18	13,260
Penta-Ocean Construction Co., Ltd.	841,000	1,263,774
Pilot Corp.	730	1,127,742
Pronexus, Inc.	133,200	660,119
Raito Kogyo Co., Ltd.	193,700	424,060
Rheon Automatic Machinery Co., Ltd.	64,000	152,024
*Ryobi, Ltd.	548,200	2,008,051
*Sailor Pen Co., Ltd.	110,000	60,086
Sakai Heavy Industries, Ltd.	126,000	182,040
*Sakurada Co., Ltd.	57,000	9,911
#*Sanix, Inc.	157,400	291,006
Sanki Engineering Co., Ltd.	245,000	1,527,328
#Sanko Metal Industrial Co., Ltd.	118,000	222,663
*Sankyo-Tateyama Holdings, Inc.	1,095,000	1,254,488
*Sankyu, Inc.	717,000	3,006,844
Sanritsu Corp.	16,700	115,038
Sanwa Holdings Corp.	543,000	1,544,819
Sanyo Denki Co., Ltd.	201,000	859,746
Sanyo Engineering & Construction, Inc.	48,000	154,130
Sanyo Industries, Ltd.	79,000	90,343
Sasebo Heavy Industries Co., Ltd.	546,000	964,971
Sato Corp.	104,900	1,200,090
Sato Shoji Corp.	65,300	340,701
*Sawafuji Electric Co., Ltd.	42,000	87,148
Secom Joshinetsu Co., Ltd.	33,900	873,545
Secom Techno Service Co., Ltd.	37,500	1,111,507
Seibu Electric Industry Co., Ltd.	67,000	242,370
Seika Corp.	267,000	576,668
#*Seikitokyu Kogyo Co., Ltd.	388,000	173,726
Seino Holdings Co., Ltd.	203,000	1,235,982
Sekisui Jushi Co., Ltd.	135,000	1,299,740
#Senko Co., Ltd.	362,000	1,103,656
#Senshu Electric Co., Ltd.	37,300	333,466
#Shibusawa Warehouse Co., Ltd.	231,000	753,765
Shibuya Kogyo Co., Ltd.	82,300	797,353
Shima Seiki Manufacturing Co., Ltd.	79,200	1,512,842
Shin Nippon Air Technologies Co., Ltd.	84,280	477,477
Shin-Keisei Electric Railway Co., Ltd.	174,000	726,152
#Shin-Kobe Electric Machinery Co., Ltd.	97,000	992,529
Shinmaywa Industries, Ltd.	399,000	1,388,404
Shinnihon Corp.	215,900	496,802
Shinsho Corp.	202,000	416,051

32

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Sho-Bond Corp.	95,300	$2,039,647
#Shoko Co., Ltd.	316,000	426,779
#Showa Aircraft Industry Co., Ltd.	112,000	792,223
#Sinfonia Technology Co., Ltd.	474,000	934,595
Sintokogio, Ltd.	191,800	1,454,113
Soda Nikka Co., Ltd.	67,000	264,011
Sohgo Security Services Co., Ltd.	208,400	2,181,721
Sotetsu Holdings, Inc.	111,000	351,911
#Space Co., Ltd.	73,420	455,264
Subaru Enterprise Co., Ltd.	59,000	159,762
Sugimoto & Co., Ltd.	34,100	265,562
Sumitomo Densetsu Co., Ltd.	104,600	363,901
*Sumitomo Mitsui Construction Co., Ltd.	256,200	175,016
#Sumitomo Precision Products Co., Ltd.	150,000	563,344
Sumitomo Warehouse Co., Ltd.	348,000	1,805,224
*Suzuki Metal Industry Co., Ltd.	71,000	124,421
*SWCC Showa Holdings Co., Ltd.	831,000	649,466
*Tadano, Ltd.	306,579	1,370,092
Taihei Dengyo Kaisha, Ltd.	138,000	963,522
Taihei Kogyo Co., Ltd.	244,000	1,035,431
Taiheiyo Kouhatsu, Inc.	95,000	63,325
#Taikisha, Ltd.	124,300	1,667,747
#Takada Kiko Co., Ltd.	289,000	545,118
Takano Co., Ltd.	52,000	244,611
#Takara Printing Co., Ltd.	38,055	299,643
Takara Standard Co., Ltd.	483,000	2,970,009
#Takasago Thermal Engineering Co., Ltd.	279,000	1,971,552
#Takashima & Co., Ltd.	137,000	196,877
Takigami Steel Construction Co., Ltd.	50,000	128,766
*Takisawa Machine Tool Co., Ltd.	191,000	178,652
*Takuma Co., Ltd.	297,000	725,801
*Tanseisha Co., Ltd.	74,000	157,039
Tatsuta Electric Wire & Cable Co., Ltd.	215,000	496,071
TECHNO ASSOCIE Co., Ltd.	58,400	456,778
Techno Ryowa, Ltd.	71,390	346,396
#Teikoku Electric Manufacturing Co., Ltd.	31,800	609,555
*Tekken Corp.	521,000	433,649
#Temp Holdings Co., Ltd.	21,000	185,982
Teraoka Seisakusho Co., Ltd.	53,600	237,814
Toa Corp.	744,000	628,511
TOA ROAD Corp.	155,000	225,724
#*Tobishima Corp.	1,548,500	385,148
Tocalo Co., Ltd.	51,600	875,732
Toda Corp.	656,000	2,210,306
Toenec Corp.	204,000	1,042,886
Tokai Lease Co., Ltd.	86,000	149,671
#Toko Electric Corp.	88,000	445,200
Tokyo Energy & Systems, Inc.	126,000	736,435
TOKYO KEIKI, Inc.	265,000	349,776
#*Tokyo Kikai Seisakusho, Ltd.	300,000	241,949
Tokyo Sangyo Co., Ltd.	78,000	230,591
#Tokyu Community Corp.	31,200	845,437
Toli Corp.	207,000	323,257
#Tomoe Corp.	115,500	359,570
Tonami Holdings Co., Ltd.	331,000	517,903
Toppan Forms Co., Ltd.	124,900	1,108,421
*Tori Holdings Co., Ltd.	217,700	48,610
#Torishima Pump Manufacturing Co., Ltd.	80,500	1,328,139
Toshiba Machine Co., Ltd.	340,000	1,395,743
#Toshiba Plant Kensetsu Co., Ltd.	182,450	2,398,417
*Tosho Printing Co., Ltd.	243,000	361,733

33

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Totetsu Kogyo Co., Ltd.	122,000	$710,547
#*Totoku Electric Co., Ltd.	66,000	55,625
#Toyo Electric Manufacturing Co., Ltd.	149,000	639,827
Toyo Engineering Corp.	556,400	1,774,092
Toyo Machinery & Metal Co., Ltd.	42,400	118,193
*Toyo Shutter Co., Ltd.	7,100	21,736
#Toyo Tanso Co, Ltd.	32,400	1,854,056
#Toyo Wharf & Warehouse Co., Ltd.	274,000	436,057
Trinity Industrial Corp.	56,000	170,931
Trusco Nakayama Corp.	95,200	1,387,435
Tsubakimoto Chain Co.	555,700	2,456,404
Tsubakimoto Kogyo Co., Ltd.	97,000	239,149
#Tsugami Corp.	252,000	1,584,152
Tsukishima Kikai Co., Ltd.	121,000	764,093
Tsurumi Manufacturing Co., Ltd.	94,000	560,045
Tsuzuki Denki Co., Ltd.	75,000	327,298
TTK Co., Ltd.	62,000	248,834
Uchida Yoko Co., Ltd.	171,000	566,637
Ueki Corp.	453,000	684,909
Union Tool Co.	56,900	1,456,770
Utoc Corp.	96,400	248,483
#*Wakachiku Construction Co., Ltd.	1,710,000	808,696
Weathernews, Inc.	26,700	401,094
#Yahagi Construction Co., Ltd.	136,000	771,847
Yamabiko Corp.	28,782	213,696
Yamato Corp.	82,000	281,660
Yamaura Corp.	40,500	91,319
#Yamazen Co., Ltd.	294,000	1,199,991
Yasuda Warehouse Co., Ltd. (The)	98,200	594,916
Yokogawa Bridge Holdings Corp.	139,400	743,907
Yondenko Corp.	133,800	493,953
*Yuasa Trading Co., Ltd.	779,000	646,944
Yuken Kogyo Co., Ltd.	156,000	305,588
Yurtec Corp.	221,000	769,112
Yusen Logistics Co., Ltd.	55,500	767,753
#Yushin Precision Equipment Co., Ltd.	53,334	963,386

Total Industrials		311,327,102

Information Technology — (9.8%)
Ai Holdings Corp.	182,600	617,392
Aichi Tokei Denki Co., Ltd.	113,000	311,903
#Aiphone Co., Ltd.	70,900	1,034,205
Allied Telesis Holdings K.K.	470,700	609,438
#Alpha Systems, Inc.	27,300	533,818
#Alps Electric Co., Ltd.	281,695	2,524,047
#Anritsu Corp.	435,000	2,805,777
AOI Electronic Co., Ltd.	37,400	358,607
*Apic Yamada Corp.	36,000	100,750
Arisawa Manufacturing Co., Ltd.	18,600	91,280
Asahi Net, Inc.	21,000	73,824
CAC Corp.	68,700	479,318
Canon Electronics, Inc.	68,200	1,790,151
Capcom Co., Ltd.	167,200	2,628,070
Chino Corp.	151,000	346,670
CMK Corp.	74,300	293,006
Computer Engineering & Consulting, Ltd.	61,500	265,723
Core Corp.	45,700	323,477
Cresco, Ltd.	23,200	108,654
#*CSK Corp.	431,900	1,447,429
Cybernet Systems Co., Ltd.	85	21,839
#Cybozu, Inc.	895	229,914

34

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
*Daiko Denshi Tsushin, Ltd.	12,000	$16,116
*Dainippon Screen Manufacturing Co., Ltd.	731,000	4,159,684
Denki Kogyo Co., Ltd.	234,000	938,657
DKK TOA Corp.	31,000	90,459
DTS Corp.	84,900	903,186
#*Dwango Co., Ltd.	231	466,642
#Eizo Nanao Corp.	73,100	1,490,171
Elematec Corp.	1,700	21,460
*Elna Co., Ltd.	97,000	97,409
Enplas Corp.	14,400	184,083
ESPEC Corp.	79,800	448,680
Faith, Inc.	54	3,881
#*FDK Corp.	409,000	558,613
*Fuji Electronics Co., Ltd.	1,200	15,412
#Fuji Soft, Inc.	96,400	1,426,897
*Fujitsu Component, Ltd.	139	46,573
Fujitsu Frontech, Ltd.	78,600	581,610
Fuso Dentsu Co., Ltd.	16,000	62,361
Future Architect, Inc.	1,206	438,290
GMO Internet, Inc.	61,200	218,851
Hakuto Co., Ltd.	69,100	584,797
*Hioki EE Corp.	6,000	114,321
Hitachi Business Solution Co., Ltd.	43,200	376,413
Hitachi Kokusai Electric, Inc.	239,500	2,175,861
#Hochiki Corp.	97,000	436,312
Hokuriku Electric Industry Co., Ltd.	289,000	545,057
Horiba, Ltd.	120,500	2,959,345
#Hosiden Corp.	241,300	2,394,303
#Icom, Inc.	47,600	1,280,082
#*Ikegami Tsushinki Co., Ltd.	174,000	105,798
#Ines Corp.	153,900	929,592
I-Net Corp.	47,800	249,832
Information Services International-Dentsu, Ltd.	76,700	488,207
Innotech Corp.	2,000	9,929
Internet Initiative Japan, Inc.	407	876,869
Ishii Hyoki Co., Ltd.	23,700	195,429
IT Holdings Corp.	262,401	2,897,221
#*ITC Networks Corp.	35,700	172,656
Itfor, Inc.	1,900	5,531
*Iwatsu Electric Co., Ltd.	303,000	218,532
Japan Aviation Electronics Industry, Ltd.	240,600	1,596,769
Japan Business Computer Co., Ltd.	73,200	450,211
#Japan Cash Machine Co., Ltd.	84,315	625,370
#Japan Digital Laboratory Co., Ltd.	104,900	1,049,307
Japan Radio Co., Ltd.	376,000	848,200
#Jastec Co., Ltd.	61,400	385,007
JBIS Holdings, Inc.	79,600	283,989
JIEC Co., Ltd.	199	176,413
Kaga Electronics Co., Ltd.	95,100	1,017,528
#Kakaku.com, Inc.	573	2,765,044
Kanematsu Electronics, Ltd.	83,100	798,674
Kawatetsu Systems, Inc.	174	131,356
Koa Corp.	144,800	1,474,022
*Kubotek Corp.	370	89,274
Kyoden Co., Ltd.	160,000	223,699
Kyowa Electronic Instruments Co., Ltd.	52,000	155,731
Macnica, Inc.	47,900	920,211
*Macromill, Inc.	127	195,936
Marubun Corp.	96,100	444,651
Maruwa Co., Ltd.	36,500	883,425
Maspro Denkoh Corp.	61,000	571,861

35

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
#Megachips Corp.	81,300	$1,426,126
*Meisei Electric Co., Ltd.	359,000	249,448
Melco Holdings, Inc.	41,100	1,332,099
Mimasu Semiconductor Industry Co., Ltd.	82,881	813,774
Miroku Jyoho Service Co., Ltd.	107,000	278,635
*Mitsui High-Tec, Inc.	131,600	662,253
Mitsui Knowledge Industry Co., Ltd.	3,688	583,157
Mitsumi Electric Co., Ltd.	71,100	1,208,926
#*Mutoh Holdings Co., Ltd.	160,000	338,175
*Nagano Japan Radio Co., Ltd.	85,000	106,769
Nagano Keiki Co., Ltd.	600	4,612
Nakayo Telecommunications, Inc.	542,000	996,217
NEC Fielding, Ltd.	91,200	979,548
NEC Mobiling, Ltd.	45,100	1,131,042
#Net One Systems Co., Ltd.	1,889	2,630,500
#*New Japan Radio Co., Ltd.	37,000	91,519
Nichicon Corp.	258,800	2,877,646
Nidec Copal Electronics Corp.	21,100	147,154
#Nidec Sankyo Corp.	191,000	1,352,910
#Nihon Dempa Kogyo Co., Ltd.	66,900	1,211,340
#*Nihon Inter Electronics Corp.	104,700	149,009
Nihon Unisys, Ltd.	202,175	1,286,501
*Nippon Avionics Co., Ltd.	78,000	133,153
#Nippon Ceramic Co., Ltd.	83,100	1,403,212
#*Nippon Chemi-Con Corp.	472,000	1,891,394
Nippon Systemware Co., Ltd.	27,900	105,461
Nohmi Bosai, Ltd.	116,000	666,840
#NS Solutions Corp.	66,700	1,241,684
#NSD Co., Ltd.	170,300	1,811,988
Obic Business Consultants Co., Ltd.	18,800	943,580
Okaya Electric Industries Co., Ltd.	73,000	274,742
*Oki Electric Industry Co., Ltd.	2,162,000	1,877,603
ONO Sokki Co., Ltd.	103,000	250,842
Optex Co., Ltd.	10,400	125,296
*Origin Electric Co., Ltd.	105,000	363,683
#Osaki Electric Co., Ltd.	116,000	859,793
*Panasonic Electric Works Information Systems Co., Ltd.	9,800	267,113
PCA Corp.	17,500	184,877
#*Pixela Corp.	18,400	44,264
Riken Keiki Co., Ltd.	77,800	486,172
Roland DG Corp.	51,500	714,849
Ryoden Trading Co., Ltd.	141,000	754,691
Ryosan Co., Ltd.	122,000	3,004,852
Ryoyo Electro Corp.	108,000	998,207
Sanken Electric Co., Ltd.	338,000	1,208,514
Sanko Co., Ltd.	22,000	61,667
Sanshin Electronics Co., Ltd.	108,100	874,708
Satori Electric Co., Ltd.	56,380	394,170
*Saxa Holdings, Inc.	194,000	269,525
*Sekonic Corp.	15,000	18,498
*Shibaura Mechatronics Corp.	138,000	441,750
*Shindengen Electric Manufacturing Co., Ltd.	296,000	1,191,696
#Shinkawa, Ltd.	68,300	663,651
*Shinko Electric Industries Co., Ltd.	11,700	113,894
Shinko Shoji Co., Ltd.	75,900	561,580
Shizuki Electric Co., Inc.	103,000	355,656
Siix Corp.	82,100	736,092
#*Simplex Holdings, Inc.	686	311,755
#SMK Corp.	263,000	1,127,376
Softbank Technology Corp.	100	696
So-net Entertainment Corp.	426	1,102,896

36

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
SRA Holdings	49,700	$471,806
Star Micronics Co., Ltd.	137,200	1,308,662
Sumida Corp.	61,549	509,247
Sumisho Computer Systems Corp.	103,400	1,531,648
Sun-Wa Technos Corp.	500	3,032
#Sunx, Ltd.	109,000	608,721
#*Systena Corp.	1,096	863,346
Tachibana Eletech Co., Ltd.	62,400	443,648
Taiyo Yuden Co., Ltd.	113,000	1,451,788
#Tamura Corp.	249,000	615,445
*Teac Corp.	292,000	134,056
Tecmo Koei Holdings Co., Ltd.	143,730	899,346
Teikoku Tsushin Kogyo Co., Ltd.	172,000	392,031
#TKC, Corp.	83,700	1,662,548
#*Toko, Inc.	304,000	458,659
Tokyo Denpa Co., Ltd.	24,900	131,262
Tokyo Electron Device, Ltd.	352	562,169
Tokyo Seimitsu Co., Ltd.	138,200	1,787,470
Tomen Electronics Corp.	50,600	626,899
#Topcon Corp.	160,500	617,307
Tose Co., Ltd.	22,100	127,758
Toshiba TEC Corp.	404,000	1,587,034
Toukei Computer Co., Ltd.	27,710	386,002
#*Towa Corp.	41,900	277,274
#Toyo Corp.	110,600	1,030,272
Trans Cosmos, Inc.	116,900	919,047
Ulvac, Inc.	130,200	2,621,267
*Uniden Corp.	121,000	241,791
#*Wacom Co., Ltd.	1,310	1,495,590
XNET Corp.	21	33,522
#*Yamaichi Electronics Co., Ltd.	96,500	260,929
*Yaskawa Information Systems Corp.	40,000	118,375
Yokowo Co., Ltd.	69,500	354,656
Zuken, Inc.	94,600	640,216

Total Information Technology		134,135,695

Materials — (11.2%)
Achilles Corp.	670,000	874,422
Adeka Corp.	331,700	3,535,829
Agro-Kanesho Co., Ltd.	7,000	69,582
Aichi Steel Corp.	367,000	2,038,495
Arakawa Chemical Industries, Ltd.	67,700	706,476
Araya Industrial Co., Ltd.	204,000	303,396
Aronkasei Co., Ltd.	124,000	501,826
Asahi Organic Chemicals Industry Co., Ltd.	325,000	752,616
Chuetsu Pulp & Paper Co., Ltd.	395,000	643,394
*Chugai Mining Co., Ltd.	852,400	318,360
Chugoku Marine Paints, Ltd.	230,000	1,665,972
*Chugokukogyo Co., Ltd.	62,000	62,200
Chuo Denki Kogyo Co., Ltd.	90,000	514,523
#*Co-Op Chemical Co., Ltd.	159,000	188,340
#*Dai Nippon Toryo, Ltd.	488,000	467,369
#Daiichi Kigenso Kagaku-Kyogyo Co., Ltd.	14,300	504,557
Daiichi Kogyo Seiyaku Co., Ltd.	121,000	298,701
Daiken Corp.	382,000	878,462
Dainichiseika Colour & Chemicals Manufacturing Co., Ltd.	306,000	1,290,074
Daio Paper Corp.	201,500	1,308,682
Daiso Co., Ltd.	343,000	903,368
DC Co., Ltd.	113,900	168,435
DIC Corp.	629,000	1,169,046
Dynapac Co., Ltd.	25,000	70,966

37

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
*Earth Chemical Co., Ltd.	17,700	$600,938
FP Corp.	58,500	3,229,497
#Fuji Seal International, Inc.	56,100	1,137,546
Fujikura Kasei Co., Ltd.	94,500	566,365
Fujimi, Inc.	1,800	25,642
Fumakilla, Ltd.	85,000	380,622
Furukawa-Sky Aluminum Corp.	161,000	426,291
Geostar Corp.	38,000	44,225
Godo Steel, Ltd.	521,000	980,134
#Gun Ei Chemical Industry Co., Ltd.	262,000	678,218
Harima Chemicals, Inc.	78,000	436,517
#Hodogaya Chemical Co., Ltd.	265,000	763,716
Hokkan Holdings, Ltd.	210,000	520,410
Hokko Chemical Industry Co., Ltd.	90,000	264,141
#Hokuetsu Kishu Paper Co., Ltd.	551,199	2,549,239
*Hokushin Co., Ltd.	61,400	71,810
Honshu Chemical Industry Co., Ltd.	35,000	222,727
Ihara Chemical Industry Co., Ltd.	155,000	436,953
Ise Chemical Corp.	86,000	549,457
*Ishihara Sangyo Kaisha, Ltd.	1,292,500	931,605
*Japan Carlit Co., Ltd.	59,800	284,684
JSP Corp.	100,100	1,152,415
#Kanto Denka Kogyo Co., Ltd.	186,000	1,397,257
Katakura Chikkarin Co., Ltd.	43,000	127,335
Kawakin Holdings Co., Ltd.	11,000	36,776
Kawasaki Kasei Chemicals, Ltd.	121,000	151,976
#Koatsu Gas Kogyo Co., Ltd.	161,000	884,732
Kohsoku Corp.	62,800	565,709
Konishi Co., Ltd.	66,900	779,816
#Kumiai Chemical Industry Co., Ltd.	224,000	726,726
#Kureha Corp.	545,500	3,096,346
Kurosaki Harima Corp.	210,000	695,594
Kyoei Steel, Ltd.	47,300	576,052
Lintec Corp.	52,600	1,181,255
MEC Co., Ltd.	61,200	225,486
*Mitsubishi Paper Mills, Ltd.	1,094,000	1,113,988
Mitsubishi Steel Manufacturing Co., Ltd.	523,000	1,246,724
Mitsui Mining & Smelting Co., Ltd.	350,000	1,067,450
Mory Industries, Inc.	154,000	506,713
Nakabayashi Co., Ltd.	181,000	357,386
*Nakayama Steel Works, Ltd.	413,000	512,155
Neturen Co., Ltd.	145,200	1,051,486
Nichia Steel Works, Ltd.	175,900	396,773
Nihon Kagaku Sangyo Co., Ltd.	79,000	571,003
#Nihon Nohyaku Co., Ltd.	216,000	1,243,722
Nihon Parkerizing Co., Ltd.	230,000	3,013,274
Nihon Seiko Co., Ltd.	18,000	50,159
Nihon Yamamura Glass Co., Ltd.	360,000	913,176
#*Nippon Carbide Industries Co., Inc.	201,000	513,302
Nippon Chemical Industrial Co., Ltd.	281,000	638,054
Nippon Chutetsukan K.K.	50,000	66,960
Nippon Chuzo K.K.	111,000	104,562
#Nippon Coke & Engineering Co., Ltd.	772,500	1,259,483
#Nippon Concrete Industries Co., Ltd.	157,000	239,601
Nippon Denko Co., Ltd.	372,000	2,756,092
Nippon Fine Chemical Co., Ltd.	85,600	487,604
#Nippon Kasei Chemical Co., Ltd.	355,000	797,866
#*Nippon Kinzoku Co., Ltd.	222,000	369,315
*Nippon Koshuha Steel Co., Ltd.	366,000	359,028
*Nippon Light Metal Co., Ltd.	1,548,000	2,600,679
#*Nippon Metal Industry Co., Ltd.	556,000	676,687

38

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
Nippon Paint Co., Ltd.	691,200	$5,107,460
Nippon Pigment Co., Ltd.	43,000	110,344
Nippon Pillar Packing Co., Ltd.	83,000	473,104
Nippon Soda Co., Ltd.	515,000	2,222,897
#Nippon Synthetic Chemical Industry Co., Ltd. (The)	245,000	1,434,660
Nippon Valqua Industries, Ltd.	313,000	890,031
#*Nippon Yakin Kogyo Co., Ltd.	395,500	1,159,118
Nittetsu Mining Co., Ltd.	273,000	1,027,098
Nitto FC Co., Ltd.	72,000	384,177
#NOF Corp.	673,000	3,103,136
Okabe Co., Ltd.	186,900	718,544
Okamoto Industries, Inc.	384,000	1,609,218
*Okura Industrial Co., Ltd.	211,000	516,145
#Osaka Organic Chemical Industry, Ltd.	66,000	383,029
Osaka Steel Co., Ltd.	73,900	1,100,939
#Osaka Titanium Technologies Co., Ltd.	13,900	649,118
#Pacific Metals Co., Ltd.	341,000	2,835,502
#Pack Corp. (The)	66,200	1,221,280
Riken Technos Corp.	197,000	520,357
*S Science Co., Ltd.	3,183,000	79,110
#S.T. Chemical Co., Ltd.	78,500	857,959
Sakai Chemical Industry Co., Ltd.	355,000	1,466,523
Sakata INX Corp.	208,000	901,139
Sanyo Chemical Industries, Ltd.	292,000	2,176,516
#Sanyo Special Steel Co., Ltd.	459,300	2,260,510
Sekisui Plastics Co., Ltd.	209,000	852,809
Shikoku Chemicals Corp.	177,000	973,511
Shinagawa Refractories Co., Ltd.	224,000	489,214
Shin-Etsu Polymer Co., Ltd.	214,700	1,134,931
Shinko Wire Co., Ltd.	185,000	268,517
Somar Corp.	43,000	109,619
#Stella Chemifa Corp.	40,800	1,753,326
Sumitomo Bakelite Co., Ltd.	441,000	2,389,000
*Sumitomo Light Metal Industries, Ltd.	1,248,000	1,380,765
Sumitomo Osaka Cement Co., Ltd.	1,143,000	2,215,102
Sumitomo Pipe & Tube Co., Ltd.	108,100	619,449
Sumitomo Seika Chemicals Co., Ltd.	214,000	832,836
T. Hasegawa Co., Ltd.	116,800	1,831,002
#*Taiheiyo Cement Corp.	2,740,000	2,957,582
#Taisei Lamick Co., Ltd.	18,500	474,758
Taiyo Holdings Co., Ltd.	36,100	1,023,197
Takasago International Corp.	339,000	1,637,428
Takiron Co., Ltd.	202,000	620,452
Tayca Corp.	151,000	481,718
Tenma Corp.	87,000	828,442
#*Titan Kogyo K.K.	59,000	153,127
Toagosei Co., Ltd.	897,000	3,933,092
#Toda Kogyo Corp.	155,000	1,363,940
#*Toho Titanium Co., Ltd.	77,300	1,989,848
Toho Zinc Co., Ltd.	425,000	1,787,662
Tokai Carbon Co., Ltd.	556,000	3,278,348
Tokushu Tokai Paper Co., Ltd.	501,580	1,070,833
Tokyo Ohka Kogyo Co., Ltd.	129,100	2,382,426
#Tokyo Rope Manufacturing Co., Ltd.	532,000	1,427,029
#*Tomoegawa Paper Co., Ltd.	125,000	284,389
Tomoku Co., Ltd.	294,000	698,056
Topy Industries, Ltd.	737,000	1,811,986
Toyo Ink Manufacturing Co., Ltd.	591,000	2,410,964
Toyo Kohan Co., Ltd.	237,000	1,193,539
TYK Corp.	142,000	318,732
Ube Material Industries, Ltd.	266,000	629,830

39

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
Wood One Co., Ltd.	169,000	$456,983
Yodogawa Steel Works, Ltd.	562,500	2,080,296
Yuki Gosei Kogyo Co., Ltd.	64,000	160,544
Yushiro Chemical Industry Co., Ltd.	51,000	611,789

Total Materials		152,971,530

Real Estate Investment Trusts — (0.0%)
*Tosei Corp.	72	25,319

Telecommunication Services — (0.0%)
*Invoice, Inc.	38,630	481,027

Utilities — (0.6%)
Hokkaido Gas Co., Ltd.	210,000	631,733
Hokuriku Gas Co., Ltd.	99,000	252,304
Okinawa Electric Power Co., Ltd.	41,371	1,900,963
#Saibu Gas Co., Ltd.	1,268,000	3,614,327
Shizuoka Gas Co., Ltd.	241,500	1,412,277
#Tokai Corp.	221,000	896,157

Total Utilities		8,707,761

TOTAL COMMON STOCKS		1,201,989,931

RIGHTS/WARRANTS — (0.0%)
*Oak Capital Corp. Warrants 11/30/11	55,735	—

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $4,900,000 FNMA 5.50%, 12/01/38, valued at $2,521,716) to be repurchased at $2,483,039	$2,483	2,483,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	165,468,050	165,468,050
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,795,227)## to be repurchased at $2,740,469	$2,740	2,740,419

TOTAL SECURITIES LENDING COLLATERAL		168,208,469

TOTAL INVESTMENTS — (100.0%) (Cost $1,588,187,054)		$1,372,681,400

40

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (86.2%)
AUSTRALIA — (51.7%)
#*Acrux, Ltd.	129,491	$379,868
*Adacel Technologies, Ltd.	113,249	39,951
#*Adamus Resources, Ltd.	1,326,467	794,855
*ADCorp Australia, Ltd.	212,402	42,288
Adelaide Brighton, Ltd.	1,781,776	6,244,398
*Aditya Birla Minerals, Ltd.	841,658	1,002,725
Adtrans Group, Ltd.	38,110	130,248
*ADX Energy, Ltd.	473,905	44,644
#*AED Oil, Ltd.	325,115	151,646
Aevum, Ltd.	452,176	783,453
*Agenix, Ltd.	707,478	17,325
*AGL Energy, Ltd.	22,311	352,270
*Ainsworth Game Technology, Ltd.	290,243	42,361
*AJ Lucas Group, Ltd.	320,999	750,549
#*Alchemia, Ltd.	724,903	372,334
#Alesco Corp., Ltd.	457,971	1,117,546
#*Alkane Resources, Ltd.	938,520	716,761
#*Alliance Resources, Ltd.	415,578	175,877
*Allied Medical, Ltd.	11,745	—
*Altium, Ltd.	30,000	4,989
*Amadeus Energy, Ltd.	819,137	200,893
Amalgamated Holdings, Ltd.	460,930	2,832,858
*Amcom Telecommunications, Ltd.	1,315,204	436,968
Ammtec, Ltd.	22,534	93,097
*Andean Resources, Ltd.	1,464,837	9,136,669
Ansell, Ltd.	473,632	6,295,905
#*Antares Energy, Ltd.	934,515	434,816
AP Eagers, Ltd.	37,790	481,895
APA Group, Ltd.	1,702,846	6,518,392
*Apex Minerals NL	1,895,791	34,956
#APN News & Media, Ltd.	1,520,163	2,882,895
#*Arafura Resources, Ltd.	726,751	993,895
*ARB Corp., Ltd.	324,213	2,279,358
Ariadne Australia, Ltd.	267,324	79,479
#Aristocrat Leisure, Ltd.	983,123	3,387,383
*Arturus Capital, Ltd.	86,152	6,751
ASG Group, Ltd.	303,152	379,998
*Astron, Ltd.	87,221	176,604
#*Atlas Iron, Ltd.	1,051,157	2,595,391
*Aurora Oil & Gas, Ltd.	768,019	980,612
Ausdrill, Ltd.	884,082	2,072,160
#*Ausenco, Ltd.	132,519	332,260
Austal, Ltd.	558,220	1,341,121
*Austar United Communications, Ltd.	2,751,397	2,635,731
Austbrokers Holdings, Ltd.	81,996	401,008
Austereo Group, Ltd.	1,001,750	1,611,351
#Austin Engineering, Ltd.	116,008	525,863
*Austpac Resources NL	1,052,545	36,035
#*Australian Agricultural Co., Ltd.	801,009	1,256,069
Australian Infrastructure Fund NL	3,018,033	5,854,222
Australian Pharmaceutical Industries, Ltd.	8,248,388	4,170,326
*Australian Worldwide Exploration, Ltd.	1,952,017	2,887,032
*Autodom, Ltd.	170,874	11,047
Automotive Holdings Group NL	408,367	913,939
*Autron Corporation, Ltd.	989,247	12,597
#AVJennings, Ltd.	5,350,378	2,974,677
*Avoca Resources, Ltd.	656,313	2,034,329
*AWB, Ltd.	3,807,619	5,542,901

41

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Ballarat South Gold, Ltd.	1,996	$17,644
*Bandanna Energy, Ltd.	522	625
Bank of Queensland, Ltd.	73,597	750,560
#*Bannerman Resources, Ltd.	287,019	141,729
*BC Iron, Ltd.	236,493	542,155
Beach Petroleum, Ltd.	4,219,558	2,771,327
*Berkeley Resources, Ltd.	152,268	237,765
Beyond International, Ltd.	61,256	45,002
Billabong International, Ltd.	327,739	2,611,718
*Biota Holdings, Ltd.	931,131	884,522
*Bisalloy Steel Group, Ltd.	469,001	82,733
Blackmores, Ltd.	76,842	2,071,496
#*BMA Gold, Ltd.	630,072	207,943
Boart Longyear Group	1,686,718	5,985,737
*Boom Logistics, Ltd.	51,533	25,238
*Boulder Steel, Ltd.	1,667,795	185,577
#*Bow Energy, Ltd.	675,655	764,964
Bradken, Ltd.	589,828	4,743,303
Breville Group, Ltd.	598,466	1,537,406
Brickworks, Ltd.	132,797	1,480,345
#*Brockman Resources, Ltd.	653,924	2,590,102
BSA, Ltd.	617,134	154,312
BT Investment Management, Ltd.	147,529	381,975
Cabcharge Australia, Ltd.	449,774	2,528,701
Calliden Group, Ltd.	633,393	163,161
#Campbell Brothers, Ltd.	290,863	10,019,193
Cape Lambert Iron Ore, Ltd.	35,404	14,187
*Cape Range Wireless, Ltd.	7,260	—
*Capral, Ltd.	58,499	8,060
#Cardno, Ltd.	288,741	1,355,665
*Carnarvon Petroleum, Ltd.	3,731,313	1,796,544
*Carnegie Wave Energy, Ltd.	1,008,948	138,820
#Cash Converters International, Ltd.	1,160,309	651,934
*Catalpa Resources, Ltd.	373,770	731,607
*CDS Technologies, Ltd.	13,276	—
Cedar Woods Properties, Ltd.	105,205	317,906
Cellestis, Ltd.	387,333	902,450
*Cellnet Group, Ltd.	899,404	315,963
#*Centaurus Metals, Ltd.	867,512	80,407
Centrebet International, Ltd.	36,892	56,307
*Centrex Metals, Ltd.	51,889	19,580
#*Ceramic Fuel Cells, Ltd.	2,622,070	460,850
*CGA Mining, Ltd.	5,702	16,365
Challenger Financial Services Group, Ltd.	1,750,037	7,893,293
Chandler Macleod Group, Ltd.	88,156	31,025
*Chemeq, Ltd.	166,742	13,557
#*ChemGenex Pharmaceuticals, Ltd. (6273635)	621,179	328,647
*ChemGenex Pharmaceuticals, Ltd. (B298LK5)	115,291	2,823
*Citadel Resource Group, Ltd.	5,540,627	2,631,178
*Citigold Corp., Ltd.	3,765,806	365,331
Clarius Group, Ltd.	1,033,818	725,783
#*Clinuvel Pharmaceuticals, Ltd.	1,184,356	208,334
Clough, Ltd.	1,462,308	952,835
Clover Corp., Ltd.	269,348	93,856
*CO2 Group, Ltd.	844,559	140,425
*Coal of Africa, Ltd.	452,906	629,348
#*Coalspur Mines, Ltd.	953,101	1,081,314
#*Cockatoo Coal, Ltd.	2,444,203	1,308,881
Codan, Ltd.	150,672	226,135
#Coffey International, Ltd.	587,435	609,319
Collection House, Ltd.	1,758,898	1,276,336

42

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Comet Ridge, Ltd.	65,567	$9,579
#ConnectEast Group, Ltd.	13,951,937	5,936,849
#*Conquest Mining, Ltd.	1,082,609	579,985
Consolidated Media Holdings, Ltd.	1,225,674	4,026,953
*Cooper Energy, Ltd.	226,428	99,591
#Count Financial, Ltd.	798,391	1,023,407
Coventry Group, Ltd.	144,778	333,520
#Crane Group, Ltd.	362,759	2,698,262
#Credit Corp. Group, Ltd.	34,961	107,561
*Crescent Gold, Ltd.	1,124,856	171,281
#CSG, Ltd.	574,628	1,009,491
*CudeCo., Ltd.	316,283	742,174
*Cue Energy Resources, Ltd.	956,173	371,159
#*Customers, Ltd.	477,130	868,792
Data#3, Ltd.	7,813	74,899
#David Jones, Ltd.	1,447,885	6,744,051
#*Decmil Group, Ltd.	207,545	527,096
*Deep Yellow, Ltd.	125,252	27,733
Devine, Ltd.	2,006,856	548,304
*Discovery Metals, Ltd.	869,311	997,108
Dominion Mining, Ltd.	382,377	1,125,547
Domino’s Pizza Enterprises, Ltd.	802	4,465
#Downer EDI, Ltd.	735,244	3,651,232
*Dragon Mining, Ltd.	1,665,100	262,142
*Drillsearch Energy, Ltd.	742,367	43,590
DUET Group, Ltd.	3,300,250	5,624,843
*DuluxGroup, Ltd.	27,501	72,734
#DWS Advanced Business Solutions, Ltd.	158,745	258,751
#*Dyesol, Ltd.	308,239	234,755
#*Eastern Star Gas, Ltd.	3,104,121	2,570,998
#*Elders, Ltd.	1,322,394	834,629
*Elementos, Ltd.	1,039	225
*Ellect Holdings, Ltd.	482	1,700
*Ellex Medical Lasers, Ltd.	197,605	53,748
Emeco Holdings, Ltd.	1,240,388	1,083,831
*Energy World Corp., Ltd.	3,752,842	1,425,283
#Envestra, Ltd.	4,552,356	2,323,369
Envirozel, Ltd.	283,266	20,825
Euroz, Ltd.	13,500	17,821
#*Extract Resources, Ltd.	255,209	1,916,891
#Fantastic Holdings, Ltd.	355,613	783,946
*FAR, Ltd.	414,263	28,811
#*Ferraus, Ltd.	148,325	107,688
*Finbar Group, Ltd.	39,320	53,956
FKP Property Group, Ltd.	1,498,249	1,378,928
#Fleetwood Corp., Ltd.	257,179	3,079,229
#FlexiGroup, Ltd.	597,372	877,212
#Flight Centre, Ltd.	192,954	4,317,514
#*Flinders Mines, Ltd.	6,798,057	799,954
*Focus Minerals, Ltd.	4,358,835	218,152
*Forest Enterprises Australia, Ltd.	2,849,173	125,590
Forge Group, Ltd.	208,416	878,578
*Forte Energy NL	1,022,518	83,209
*FTD Corp., Ltd.	20,365	199
#*Galaxy Resources, Ltd.	437,642	625,383
Gazal Corp., Ltd.	104,542	210,952
*Geodynamics, Ltd.	1,015,653	586,458
#*Gindalbie Metals, Ltd.	1,817,381	1,871,950
#*Giralia Resources NL	625,030	1,684,876
*Golden Rim Resources, Ltd.	105,937	18,674
Goodman Fielder, Ltd.	4,757,757	6,917,187

43

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
Gowing Bros., Ltd.	92,437	$212,701
Graincorp, Ltd. Series A	634,518	4,678,450
#*Grange Resources, Ltd.	1,179,696	785,385
#*Great Southern, Ltd.	9,302,784	—
*Greenland Minerals & Energy, Ltd.	280,924	208,424
#GUD Holdings, Ltd.	387,740	3,972,190
#*Gunns, Ltd.	2,872,620	1,913,292
GWA International, Ltd.	973,932	2,932,647
Hastie Group, Ltd.	810,423	1,229,834
*Havilah Resources NL	258,836	172,716
#*HFA Holdings, Ltd.	563,939	88,642
HGL, Ltd.	108,137	138,225
#*Highlands Pacific, Ltd.	2,651,500	1,055,341
Hills Industries, Ltd.	936,401	1,981,284
#*Horizon Oil, Ltd.	3,273,068	1,151,204
*Hutchison Telecommunications Australia, Ltd.	7,909,751	813,089
#*Icon Energy, Ltd.	641,396	115,944
IDT Australia, Ltd.	80,953	41,494
#iiNet, Ltd.	390,161	1,090,647
*Iluka Resources, Ltd.	1,472,781	9,747,906
#*Imdex, Ltd.	812,684	978,655
IMF Australia, Ltd.	299,313	431,531
*IMX Resources, Ltd.	594,082	261,968
Independence Group NL	552,303	3,801,187
*Indophil Resources NL	1,738,038	1,724,326
Industrea, Ltd.	3,947,387	1,777,133
Infigen Energy, Ltd.	1,556,089	1,124,390
Infomedia, Ltd.	1,458,074	329,623
*Innamincka Petroleum, Ltd.	172,297	22,763
*Integra Mining, Ltd.	1,988,072	997,998
Integrated Research, Ltd.	261,513	87,237
#*Intrepid Mines, Ltd.	1,275,220	2,074,192
#Invocare, Ltd.	539,854	3,462,628
#IOOF Holdings, Ltd.	950,183	6,692,291
Iress Market Technology, Ltd.	362,582	3,111,184
#*Iron Ore Holdings, Ltd.	329,441	553,469
#*iSOFT Group, Ltd.	2,688,547	253,051
#*Ivanhoe Australia, Ltd.	154,383	478,801
*Ixla, Ltd.	89,921	2,026
#*Jabiru Metals, Ltd.	1,999,578	1,096,186
#JB Hi-Fi, Ltd.	379,557	7,396,694
K&S Corp., Ltd.	168,916	409,848
#*Kagara, Ltd.	1,628,074	1,218,365
#*Kangaroo Resources, Ltd.	1,638,444	169,441
#*Karoon Gas Australia, Ltd.	667,086	6,155,517
#*Kimberley Metals, Ltd.	204,110	52,116
#*Kings Minerals NL	1,961,035	250,257
#Kingsgate Consolidated, Ltd.	409,970	4,028,563
#*Kingsrose Mining, Ltd.	319,536	339,430
*Lednium, Ltd.	195,019	15,282
Lemarne Corp., Ltd.	25,882	100,626
#Linc Energy, Ltd.	1,125,898	2,145,054
*Liquefied Natural Gas, Ltd.	516,898	315,376
Lycopodium, Ltd.	53,127	231,134
*Lynas Corp., Ltd.	6,385,207	9,202,825
#M2 Telecommunications Group, Ltd.	113,950	285,782
#MAC Services Group, Ltd.	203,673	766,413
#MacMahon Holdings, Ltd.	3,283,150	1,596,876
Macquarie Telecom Group, Ltd.	35,019	246,176
#*Magma Metals, Ltd.	240,771	137,019
*Manhattan Corp., Ltd.	7,972	7,788

44

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
*Mantra Resources, Ltd.	138,423	$787,265
*Marion Energy, Ltd.	451,508	12,987
Maryborough Sugar Factory, Ltd.	3,384	9,049
MaxiTRANS Industries, Ltd.	942,578	267,185
*McGuigan Simeon Wines, Ltd.	2,238,544	906,983
#McMillan Shakespeare, Ltd.	217,612	1,515,313
#McPherson’s, Ltd.	303,441	925,612
#*Medusa Mining, Ltd.	388,790	2,122,270
#Melbourne IT, Ltd.	429,792	755,802
*MEO Australia, Ltd.	601,533	277,551
#Mermaid Marine Australia, Ltd. (6156941)	787,337	2,200,275
*Mermaid Marine Australia, Ltd. (61569RR)	55,274	154,309
*Mesoblast, Ltd.	102,927	255,868
#*Metgasco, Ltd.	440,223	221,672
*Mikoh Corp., Ltd.	813,548	38,057
*Minara Resources, Ltd.	1,046,783	779,313
Mincor Resources NL	946,204	1,657,455
*Mineral Deposits, Ltd.	508,287	573,266
#Mineral Resources, Ltd.	371,021	3,608,973
#*Mirabela Nickel, Ltd.	1,199,419	1,861,147
#*Mitchell Communications Group, Ltd.	1,333,070	1,573,811
#*Molopo Energy, Ltd.	1,131,021	1,128,469
Monadelphous Group, Ltd.	302,955	4,963,891
*Morning Star Gold NL	94,805	38,626
Mortgage Choice, Ltd.	641,387	753,321
*Mount Gibson Iron, Ltd.	2,962,399	5,885,580
*Murchison Metals, Ltd.	1,158,607	1,771,135
Namoi Cotton Cooperative, Ltd.	196,490	96,193
*Nanosonics, Ltd.	16,308	14,328
National Can Industries, Ltd.	97,017	133,046
Navitas, Ltd.	1,205,167	4,521,704
#*Neptune Marine Services, Ltd.	698,838	150,668
*Nexbis, Ltd.	580,630	41,582
#*Nexus Energy, Ltd.	2,957,188	1,355,353
NIB Holdings, Ltd.	339,801	415,657
#*Nido Petroleum, Ltd. (6165732)	5,312,071	702,462
*Nido Petroleum, Ltd. (61657RR)	781,083	103,290
*Norfolk Group, Ltd.	196,437	219,582
*North Australian Diamonds, Ltd.	333,270	11,521
*Northern Energy Corp., Ltd.	136,245	214,871
*Northern Iron, Ltd.	222,692	335,675
*Norton Gold Fields, Ltd.	276,468	53,978
*Novogen, Ltd.	391,119	47,580
*NRW Holdings, Ltd.	308,387	539,968
#Nufarm, Ltd.	561,415	2,502,399
Oakton, Ltd.	378,695	1,151,169
*Orbital Corp., Ltd.	492,642	13,604
#*Orocobre, Ltd.	244,317	583,957
OrotonGroup, Ltd.	79,968	620,300
*Otto Energy, Ltd.	1,486,012	119,138
*Pacific Brands, Ltd.	4,412,120	4,698,942
*Pacific Niugini, Ltd.	20,702	7,924
#*Pan Pacific Petroleum NL	1,094,343	203,921
*PanAust, Ltd.	8,757,197	6,425,678
Panoramic Resources, Ltd.	901,883	2,083,741
*Paperlinx, Ltd.	2,771,649	1,209,195
Patties Foods, Ltd.	22,996	29,749
*Payce Consolidated, Ltd.	29,670	43,595
#Peet, Ltd.	1,039,078	1,931,596
*Perilya, Ltd.	677,251	359,029
#Perpetual Trustees Australia, Ltd.	145,492	5,401,823

45

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
#*Perseus Mining, Ltd.	1,377,405	$4,047,188
#*Pharmaxis, Ltd.	815,846	2,253,128
Photon Group, Ltd.	240,874	16,025
*Planet Gas, Ltd.	55,177	4,030
*Plantcorp NL	4,329	—
#*Platinum Australia, Ltd.	983,731	636,617
PMP, Ltd.	1,813,797	1,360,587
#*Port Bouvard, Ltd.	270,578	27,830
*Poseidon Nickel, Ltd.	425,525	75,086
#Premier Investments, Ltd.	198,655	1,345,032
*Prima Biomed, Ltd.	1,575,197	200,794
Primary Health Care, Ltd.	1,717,450	5,255,394
Prime Media Group, Ltd.	1,001,480	639,414
#*PrimeAg Australia, Ltd.	18,825	26,320
Probiotec, Ltd.	8,144	7,368
Programmed Maintenance Service, Ltd.	549,269	1,052,882
*QRxPharma, Ltd.	6,876	6,254
*Quickstep Holdings, Ltd.	271,165	105,769
Ramelius Resources, Ltd.	147,307	104,730
RCR Tomlinson, Ltd.	1,082,680	1,476,211
#REA Group, Ltd.	192,233	2,026,400
Reckon, Ltd.	168,787	380,590
*Red Fork Energy, Ltd.	62,243	24,706
Redflex Holdings, Ltd.	377,855	952,501
#Reece Australia, Ltd.	238,457	5,205,510
*Regis Resources, Ltd.	955,707	1,499,351
Reject Shop, Ltd. (The)	112,300	2,023,427
#*Resolute Mining, Ltd.	1,442,710	1,861,353
*Resource Generation, Ltd.	94,910	53,806
#Retail Food Group, Ltd.	28,518	70,484
Reverse Corp., Ltd.	120,559	14,216
#*Rex Minerals, Ltd.	208,529	510,483
*RHG, Ltd.	518,226	359,482
Ridley Corp., Ltd.	1,283,068	1,546,683
#*RiverCity Motorway Group, Ltd.	1,563,354	19,834
*Riversdale Mining, Ltd.	816,637	8,595,557
*Roc Oil Co., Ltd.	1,448,827	590,333
Rock Building Society, Ltd.	30,256	77,032
Ross Human Directions, Ltd.	138,330	94,331
RP Data, Ltd.	10,477	12,191
*Runge, Ltd.	30,702	15,360
#Ruralco Holdings, Ltd.	88,146	215,194
#SAI Global, Ltd.	992,324	4,250,991
*Salinas Energy, Ltd.	637,362	96,214
#Salmat, Ltd.	690,131	2,777,769
#*Samson Oil & Gas, Ltd.	2,064,909	121,313
*Sandfire Resources NL	337,052	2,651,661
*Saracen Mineral Holdings, Ltd.	1,181,452	708,846
Schaffer Corp., Ltd.	33,766	151,939
SDI, Ltd.	169,883	38,830
#Sedgman, Ltd.	241,918	491,542
#Seek, Ltd.	666,916	4,729,187
Select Harvests, Ltd.	281,832	887,511
#Servcorp, Ltd.	307,866	912,914
*Service Stream, Ltd.	1,432,710	689,769
*Seven Group Holdings, Ltd.	723,898	5,239,495
Sigma Pharmaceuticals, Ltd.	4,862,235	2,152,431
*Sihayo Gold, Ltd.	169,168	32,359
#*Silex System, Ltd.	459,090	2,362,981
*Silver Lake Resources, Ltd.	429,217	979,166
#Sirtex Medical, Ltd.	218,417	1,293,397

46

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
#*Skilled Group, Ltd.	391,751	$563,253
*Slater & Gordon, Ltd.	12,760	23,398
SMS Management & Technology, Ltd.	302,811	2,031,414
Southern Cross Electrical Engineering, Ltd.	16,785	19,765
Southern Cross Media Group, Ltd.	1,517,898	3,339,134
SP Ausnet, Ltd.	852,696	775,481
#SP Telemedia, Ltd.	1,407,243	2,148,819
Spark Infrastructure Group, Ltd.	4,454,005	4,887,344
#Specialty Fashion Group, Ltd.	766,728	1,000,786
*Sphere Minerals, Ltd.	71,932	174,730
Spotless Group, Ltd.	1,144,847	2,563,185
*St. Barbara, Ltd.	9,348,675	3,822,176
*Starpharma Holdings, Ltd.	652,875	449,314
Straits Resources, Ltd.	878,069	1,609,691
Structural Systems, Ltd.	138,772	113,411
Stuart Petroleum, Ltd.	169,387	102,764
STW Communications Group, Ltd.	770,830	724,112
*Sundance Resources, Ltd.	6,460,379	1,827,895
*Sunland Group, Ltd.	741,191	576,672
Super Cheap Auto Group, Ltd.	832,879	5,437,284
#*Swick Mining Services, Ltd.	49,595	17,918
Symex Holdings, Ltd.	355,611	201,813
Talent2 International, Ltd.	474,826	696,657
*Tanami Gold NL	261,083	215,865
#*Tap Oil, Ltd.	2,094,148	1,628,947
Tassal Group, Ltd.	592,464	801,318
Technology One, Ltd.	1,332,269	1,294,265
#*Ten Network Holdings, Ltd.	3,318,272	4,685,349
*Terramin Australia, Ltd.	155,209	75,969
*TFS Corp., Ltd.	1,042,607	975,827
*Thakral Holdings Group, Ltd.	2,559,697	1,121,289
Thorn Group, Ltd.	265,186	430,719
#*Tiger Resources, Ltd.	728,441	260,269
*TNG, Ltd.	207,823	9,763
*Toro Energy, Ltd.	49,742	6,103
Tower Australia Group, Ltd.	1,514,406	3,582,796
#Tox Free Solutions, Ltd.	355,104	866,369
Transfield Services, Ltd.	1,322,886	4,492,942
#Transfield Services, Ltd. Infrastructure Fund	1,358,856	890,064
#*Transpacific Industries Group, Ltd.	1,480,862	1,792,909
#*Troy Resources NL	346,695	1,143,814
#Trust Co., Ltd. (The)	82,756	494,343
UGL, Ltd.	332,576	4,807,541
#UXC, Ltd.	1,169,545	576,341
*Victoria Petroleum NL	321,962	115,042
*View Resources, Ltd.	1,283,369	163,426
Village Roadshow, Ltd.	588,365	1,353,030
*Virgin Blue Holdings, Ltd.	5,609,863	2,369,348
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	1,022	2,941
#Watpac, Ltd.	683,114	1,113,946
#*WDS, Ltd.	375,342	249,365
#Webjet, Ltd.	373,212	945,320
*Webster, Ltd.	144,737	63,857
#West Australian Newspapers Holdings, Ltd.	756,808	5,306,719
#Western Areas NL	529,359	3,054,037
*Westgold Resources, Ltd.	26,150	9,924
#*White Energy Co., Ltd.	507,234	1,888,860
*White Rock Minerals, Ltd.	1,968	694
*Whitehaven Coal, Ltd.	54,591	371,851
#WHK Group, Ltd.	1,202,433	1,288,573
#Wide Bay Australia, Ltd.	75,049	746,525

47

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
AUSTRALIA — (Continued)
Willmott Forests, Ltd.	17,224	$5,399
#*Windimurra Vanadium, Ltd.	537,429	89,494
Wotif.com Holdings, Ltd.	477,282	2,190,473

TOTAL AUSTRALIA		555,384,968

HONG KONG — (19.2%)
*ABC Communications Holdings, Ltd.	726,000	121,228
Aeon Credit Service (Asia) Co., Ltd.	580,000	490,395
Aeon Stores Hong Kong Co., Ltd.	234,000	510,839
Alco Holdings, Ltd.	1,468,000	635,752
Allan International Holdings, Ltd.	720,000	336,445
Allied Group, Ltd.	683,200	2,534,956
Allied Properties, Ltd.	12,177,857	2,521,662
*Amax Holdings, Ltd.	1,650,000	30,417
*Apac Resources, Ltd.	10,240,000	662,039
*APT Satellite Holdings, Ltd.	850,000	295,722
#*Artel Solutions Group Holdings, Ltd.	7,885,000	437,890
*Artini China Co., Ltd.	2,530,000	166,982
Arts Optical International Holdings, Ltd.	730,000	321,780
Asia Commercial Holdings, Ltd.	131,040	50,772
Asia Financial Holdings, Ltd.	2,474,908	1,059,137
Asia Satellite Telecommunications Holdings, Ltd.	962,000	1,723,959
Asia Standard Hotel Group, Ltd.	13,607,218	880,424
Asia Standard International Group, Ltd.	14,555,281	2,693,284
*Asia TeleMedia, Ltd.	2,832,000	36,536
*Associated International Hotels, Ltd.	954,000	2,010,767
Aupu Group Holding Co., Ltd.	2,336,000	419,070
*Automated Systems Holdings, Ltd.	394,000	87,099
Bauhaus International Holdings, Ltd.	308,000	134,567
*Beijing Enterprises Water Group, Ltd.	1,779,779	622,555
*Beijing Properties Holdings, Ltd.	5,972	587
*Bel Global Resources Holdings, Ltd.	2,576,000	55,161
*Bio-Dynamic Group, Ltd.	2,432,000	398,167
*Birmingham International Holdings, Ltd.	5,828,000	153,437
Bonjour Holdings, Ltd.	4,128,000	697,750
Bossini International Holdings, Ltd.	3,871,500	410,493
*Burwill Holdings, Ltd.	7,782,960	432,252
C C Land Holdings, Ltd.	5,365,000	2,061,520
Cafe de Coral Holdings, Ltd.	662,000	1,863,856
*Capital Estate, Ltd.	4,211,000	217,733
*Capital Publications, Ltd.	20,847,170	512,219
CASH Financial Services Group, Ltd.	119,565	29,874
Celestial Asia Securities Holdings, Ltd.	5,709,720	405,141
#Century City International Holdings, Ltd.	5,171,460	413,370
Century Sunshine Group Holdings, Ltd.	3,655,000	143,844
Champion Technology Holdings, Ltd.	7,334,000	232,324
Chen Hsong Holdings, Ltd.	728,000	340,790
Cheuk Nang Holdings, Ltd.	196,840	69,258
Chevalier International Holdings, Ltd.	733,482	794,799
Chevalier Pacific Holdings, Ltd.	5,112,500	191,931
*China Best Group Holding, Ltd.	3,721,400	61,469
*China Boon Holdings, Ltd.	4,540,000	243,060
*China Digicontent Co., Ltd.	2,710,000	3,496
*China Digital Licensing Group, Ltd.	900,000	47,648
*China Electronics Corp. Holdings Co., Ltd.	2,888,250	396,061
*China Energy Development Holdings, Ltd.	15,736,000	966,051
*China Flavors & Fragrances Co., Ltd.	138,711	35,696
*China Glass Holdings, Ltd.	120,000	80,772
*China Infrastructure Investment, Ltd.	8,680,000	375,845
*China Investments Holdings, Ltd.	210,000	6,754
*China LotSynergy Holdings, Ltd.	3,217,032	124,755

48

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*China Mandarin Holdings, Ltd.	30,864,000	$158,465
China Metal International Holdings, Ltd.	2,582,000	661,268
*China Motion Telecom International, Ltd.	5,080,000	105,182
China Motor Bus Co., Ltd.	70,200	604,460
*China Ocean Shipbuilding Industry Group, Ltd.	4,137,500	98,609
*China Pipe Group, Ltd.	100,000	993
*China Properties Investment Holdings, Ltd.	3,520	797
#*China Public Procurement, Ltd.	5,352,000	469,519
*China Renji Medical Group, Ltd.	12,784,000	98,957
*China Solar Energy Holdings, Ltd.	15,590,000	361,978
*China Sonangol Resources Enterprise, Ltd.	330,000	63,659
*China Strategic Holdings, Ltd.	8,030,000	280,162
China Sunshine Paper Holdings Co., Ltd.	391,500	237,257
China Taisan Technology Group Holdings, Ltd.	545,000	86,750
*China Timber Resources Group, Ltd.	22,700,000	307,298
China Ting Group Holdings, Ltd.	1,329,151	218,168
#*China WindPower Group, Ltd.	13,470,000	1,392,758
*China Yunnan Tin Minerals Group, Ltd.	8,800,000	104,588
China-Hongkong Photo Products Holdings, Ltd.	1,909,000	162,142
#*Chinasoft International, Ltd.	2,020,000	571,806
*ChinaVision Media Group, Ltd.	4,320,000	386,243
Chinney Investments, Ltd.	1,144,000	176,006
#Chong Hing Bank, Ltd.	880,000	2,179,566
Chow Sang Sang Holdings, Ltd.	1,167,680	3,074,479
Chu Kong Shipping Development Co., Ltd.	2,068,000	459,476
*Chuang’s China Investments, Ltd.	1,548,000	104,229
Chuang’s Consortium International, Ltd.	3,676,317	475,660
Chun Wo Development Holdings, Ltd.	2,002,926	155,324
#Citic 1616 Holdings, Ltd.	4,173,000	1,445,757
*City e-Solutions, Ltd.	186,000	20,391
#City Telecom, Ltd.	1,430,751	920,915
*CK Life Sciences International Holdings, Inc.	9,896,000	588,346
*Climax International Co., Ltd.	40,700	131
*CNT Group, Ltd.	8,315,264	376,402
COL Capital, Ltd.	2,725,840	450,392
Computer & Technologies Holdings, Ltd.	432,000	96,689
Continental Holdings, Ltd.	5,148,250	114,276
Convenience Retail Asia, Ltd.	64,000	24,802
*Cosmos Machinery Enterprises, Ltd.	1,616,400	168,950
Cosway Corp., Ltd.	380,000	45,798
*CP Lotus Corp.	9,430,000	316,731
CP Pokphand Co., Ltd.	286,233	25,133
#Cross-Harbour Holdings, Ltd. (The)	618,520	529,299
CSI Properties, Ltd.	18,589,625	507,391
*CST Mining Group, Ltd.	45,616,000	1,362,623
*Culture Landmark Investment, Ltd.	10,196,000	320,999
Dah Chong Hong Holdings, Ltd.	2,273,000	2,688,672
Dah Sing Banking Group, Ltd.	974,400	1,668,573
Dah Sing Financial Holdings, Ltd.	311,600	2,166,774
*Daisho Microline Holdings, Ltd.	752,000	54,565
*Dan Form Holdings Co., Ltd.	3,427,260	459,992
*DBA Telecommunication Asia Holdings, Ltd.	812,000	151,116
#*Dejin Resources Group Co., Ltd.	14,674,000	493,607
Dickson Concepts International, Ltd.	849,000	721,508
*Dragon Hill Wuling Automobile Holdings, Ltd.	112,500	20,523
DVN Holdings, Ltd.	2,183,000	152,655
*Dynamic Energy Holdings, Ltd.	3,980,000	169,444
Dynamic Holdings, Ltd.	374,000	75,635
Eagle Nice International Holdings, Ltd.	1,046,000	363,382
EcoGreen Fine Chemicals Group, Ltd.	1,112,000	402,696
*Eforce Holdings, Ltd.	5,402,000	77,420

49

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*EganaGoldpfeil Holdings, Ltd.	4,121,757	$—
*E-Kong Group, Ltd.	620,000	40,351
Emperor Capital Group, Ltd.	749,672	46,010
Emperor Entertainment Hotel, Ltd.	2,410,000	410,738
Emperor International Holdings, Ltd.	4,514,360	973,736
Emperor Watch & Jewellery, Ltd.	8,200,000	1,178,024
#*ENM Holdings, Ltd.	15,112,000	1,702,634
*EPI Holdings, Ltd.	24,960,000	260,981
*eSun Holdings, Ltd.	594,000	76,628
EVA Precision Industrial Holdings, Ltd.	1,828,000	1,525,324
*Ezcom Holdings, Ltd.	72,576	449
Fairwood, Ltd.	316,600	435,986
#Far East Consortium International, Ltd.	4,138,766	1,128,379
*Far East Technology International, Ltd.	179,520	17,833
*First Natural Foods Holdings, Ltd.	2,365,000	—
*Fong’s Industries Co., Ltd.	220,000	124,123
*Foundation Group, Ltd.	2,350,000	35,472
*Fountain SET Holdings, Ltd.	958,000	170,856
Four Seas Mercantile Holdings, Ltd.	592,000	171,972
*Frasers Property China, Ltd.	16,477,000	409,106
#Fubon Bank Hong Kong, Ltd.	1,336,000	616,048
*Fujian Holdings, Ltd.	117,800	7,988
Fujikon Industrial Holdings, Ltd.	912,000	204,246
*Genting Hong Kong, Ltd.	20,000	9,156
Get Nice Holdings, Ltd.	11,372,000	721,487
Giordano International, Ltd.	6,824,000	4,100,503
*Global Green Tech Group, Ltd.	4,876,000	85,130
*Global Tech Holdings, Ltd.	5,612,000	63,377
Glorious Sun Enterprises, Ltd.	2,526,000	1,150,388
Gold Peak Industries Holding, Ltd.	3,176,642	469,617
*Golden Resorts Group, Ltd.	15,408,000	666,402
Golden Resources Development International, Ltd.	3,076,500	226,863
*Goldin Financial Holdings, Ltd.	480,000	51,499
#*Goldin Properties Holdings, Ltd.	2,002,000	1,126,399
Golik Holdings, Ltd.	250,500	22,016
*Good Fellow Resources Holdings, Ltd.	1,670,000	145,705
*GR Vietnam Holdings, Ltd.	620,000	12,627
*Grande Holdings, Ltd.	882,000	72,788
Great Eagle Holdings, Ltd.	885,499	2,653,435
*G-Resources Group, Ltd.	37,692,000	2,314,120
*Group Sense International, Ltd.	2,448,000	78,018
Guangnan Holdings, Ltd.	2,093,600	472,788
*Hang Fung Gold Technology, Ltd.	1,972,482	—
Hang Ten Group Holdings, Ltd.	2,164,000	401,530
*Hannstar Board International Holdings, Ltd.	1,446,000	265,939
Hanny Holdings, Ltd.	831,090	56,862
*Hans Energy Co., Ltd.	7,556,000	303,476
Harbour Centre Development, Ltd.	889,500	1,078,520
Henderson Investment, Ltd.	4,187,000	432,864
High Fashion International, Ltd.	268,000	106,829
HKR International, Ltd.	2,385,536	1,224,955
Hon Kwok Land Investment Co., Ltd.	280,800	103,387
*Hong Fok Land, Ltd.	1,210,000	1,561
Hong Kong & Shanghai Hotels, Ltd.	65,794	116,054
*Hong Kong Catering Management, Ltd.	542,796	122,302
Hong Kong Ferry Holdings, Ltd.	809,300	795,537
Hong Kong Food Investment Holdings, Ltd.	202,184	34,544
#Hong Kong Resources Holdings Co., Ltd.	4,377,450	753,170
*Hongkong Chinese, Ltd.	4,482,000	631,530
Hop Fung Group Holdings, Ltd.	888,000	152,835
Hsin Chong Construction Group, Ltd.	1,569,658	237,566

50

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
Huafeng Group Holdings, Ltd.	6,997,325	$429,215
Hung Hing Printing Group, Ltd.	950,000	297,959
*Huscoke Resources Holdings, Ltd.	9,120,000	565,222
*Hutchison Harbour Ring, Ltd.	9,038,000	1,003,624
*Hybrid Kinetic Group, Ltd.	14,884,000	443,910
*HyComm Wireless, Ltd.	89,090	57,008
*I-Cable Communications, Ltd.	531,000	75,475
*IDT International, Ltd.	6,240,183	161,931
#Integrated Distribution Services Group, Ltd.	759,000	2,506,744
*iOne Holdings, Ltd.	860,000	55,449
IPE Group, Ltd.	1,865,000	281,742
#IT, Ltd.	2,734,000	2,306,374
*ITC Corp., Ltd.	893,645	47,729
*ITC Properties Group, Ltd.	3,672,747	1,016,045
*Jackin International Holdings, Ltd.	2,334,000	101,498
*Jinhui Holdings, Ltd.	302,000	94,108
*Jiuzhou Development Co., Ltd.	2,558,000	228,346
*JLF Investment Co., Ltd.	2,903,500	225,418
Johnson Electric Holdings, Ltd.	1,814,500	956,004
Joyce Boutique Holdings, Ltd.	1,530,000	76,072
Junefield Department Store Group, Ltd.	384,000	19,403
#K Wah International Holdings, Ltd.	4,484,405	1,689,414
Kam Hing International Holdings, Ltd.	794,000	139,924
Kantone Holdings, Ltd.	10,351,685	195,018
*Karl Thomson Holdings, Ltd.	1,188,000	118,263
Karrie International Holdings, Ltd.	1,383,600	91,060
Keck Seng Investments	904,600	472,880
Kee Shing Holdings, Ltd.	886,000	192,669
*Kee Shing Investment, Ltd.	886,000	22,861
Kin Yat Holdings, Ltd.	586,000	224,484
King Fook Holdings, Ltd.	812,000	253,765
*King Pacific International Holdings, Ltd.	1,404,200	22,101
*King Stone Energy Group, Ltd.	39,780,000	1,206,038
Kingmaker Footwear Holdings, Ltd.	1,476,955	307,311
Kith Holdings, Ltd.	204,000	42,416
*Kiu Hung Energy Holdings, Ltd.	10,810,000	477,118
*Ko Yo Ecological Agrotech Group, Ltd.	13,000,000	286,979
*Kong Sun Holdings, Ltd.	164,850	6,829
*Kowloon Development Co., Ltd.	1,509,000	1,677,784
*KPI Co., Ltd.	954,000	44,561
*KTP Holdings, Ltd.	560,400	94,128
Kwoon Chung Bus Holdings, Ltd.	556,000	110,390
*Lai Sun Development Co., Ltd.	73,481,800	1,949,723
*Lai Sun Garment International, Ltd.	614,000	56,307
Lam Soon Hong Kong, Ltd.	302,310	296,141
Le Saunda Holdings, Ltd.	1,448,000	862,767
*Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	2,980
#Lee & Man Holdings, Ltd.	1,780,000	1,744,085
Lerado Group Holdings Co., Ltd.	1,742,000	330,452
#Li Heng Chemical Fibre Technologies, Ltd.	1,528,000	255,660
Lippo China Resources, Ltd.	2,708,000	82,244
Lippo, Ltd.	1,195,700	456,226
*Lisi Group Holdings, Ltd.	2,534,000	237,479
Liu Chong Hing Investment, Ltd.	733,200	858,747
*Longrun Tea Group Co., Ltd.	1,210,000	126,526
Luen Thai Holdings, Ltd.	1,345,000	137,274
#Luk Fook Holdings International, Ltd.	1,166,000	2,870,194
#Luks Industrial Group, Ltd.	386,913	143,873
*Lung Cheong International Holdings, Ltd.	6,790,000	303,642
Lung Kee (Bermuda) Holdings, Ltd.	1,597,875	929,900
*Madex International Holdings, Ltd.	3,522,000	64,582

51

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
Magnificent Estates, Ltd.	13,184,000	$426,022
Mainland Headwear Holdings, Ltd.	765,600	92,919
Man Yue International Holdings, Ltd.	1,064,000	319,694
*Mascotte Holdings, Ltd.	1,064,000	54,928
Matrix Holdings, Ltd.	1,067,414	216,433
*Mei Ah Entertainment Group, Ltd.	10,920,000	229,696
Melbourne Enterprises, Ltd.	45,500	610,761
#*Melco International Development, Ltd.	3,145,000	1,800,892
*Midas International Holdings, Ltd.	2,752,000	80,165
#Midland Holdings, Ltd.	2,784,000	2,811,834
*Ming Fai International Holdings, Ltd.	1,264,000	504,985
*Ming Fung Jewellery Group, Ltd.	4,800,000	452,945
Miramar Hotel & Investment Co., Ltd.	772,000	905,272
Nanyang Holdings, Ltd.	137,500	310,627
National Electronics Holdings, Ltd.	2,156,000	206,301
Natural Beauty Bio-Technology, Ltd.	4,310,000	1,280,860
#Neo-Neon Holdings, Ltd.	1,633,000	994,887
New Century Group Hong Kong, Ltd.	13,351,464	279,720
*New Focus Auto Tech Holdings, Ltd.	60,000	17,210
*New Times Energy Corp, Ltd.	19,074,000	595,801
Neway Group Holdings, Ltd.	19,910,000	848,727
Newocean Green Energy Holdings, Ltd.	2,704,000	667,205
*Next Media, Ltd.	3,823,183	567,412
*Ngai Lik Industrial Holdings, Ltd.	2,426,000	53,207
*Norstar Founders Group, Ltd.	3,256,000	—
#*North Asia Resources Holdings, Ltd.	1,968,600	348,654
*Omnicorp, Ltd.	1,070,000	319,713
*Orange Sky Golden Harvest Entertainment Holdings, Ltd.	5,689,706	381,860
*Orient Power Holdings, Ltd.	804,000	19,500
Oriental Watch Holdings, Ltd.	821,000	424,864
#*Pacific Andes International Holdings, Ltd.	4,642,919	811,051
Pacific Basin Shipping, Ltd.	6,240,000	4,568,892
Pacific Century Premium Developments, Ltd.	4,160,000	795,432
Pacific Textile Holdings, Ltd.	1,480,000	839,006
#Paliburg Holdings, Ltd.	2,198,830	775,732
Pan Asia Environmental Protection Group, Ltd.	1,144,432	248,168
Paul Y Engineering Group, Ltd.	77,759	6,218
#*Peace Mark Holdings, Ltd.	2,738,022	—
*Pearl Oriental Innovation, Ltd.	3,799,000	764,579
Pegasus International Holdings, Ltd.	226,000	35,876
#*PetroAsian Energy Holdings, Ltd.	2,680,000	169,128
#Phoenix Satellite Television Holdings, Ltd.	2,164,000	776,039
Pico Far East Holdings, Ltd.	3,670,000	721,354
*PME Group, Ltd.	3,030,000	332,269
*PNG Resources Holdings, Ltd.	14,682,362	606,047
Pokfulam Development Co., Ltd.	234,000	236,464
*Polytec Asset Holdings, Ltd.	4,773,526	831,514
*Premium Land, Ltd.	4,950,000	86,932
Public Financial Holdings, Ltd.	1,848,000	1,233,451
*PYI Corp., Ltd.	8,962,000	336,765
*Pyxis Group, Ltd.	1,936,000	42,460
*QPL International Holdings, Ltd.	992,000	52,707
Raymond Industrial, Ltd.	1,383,400	178,686
Regal Hotels International Holdings, Ltd.	2,253,800	897,084
*Rising Development Holdings, Ltd.	2,278,000	556,007
Rivera Holdings, Ltd.	5,710,000	240,611
Roadshow Holdings, Ltd.	1,456,000	119,866
Royale Furniture Holdings, Ltd.	644,000	234,483
S.A.S. Dragon Holdings, Ltd.	1,440,000	324,784
#Sa Sa International Holdings, Ltd.	1,906,000	1,743,007
Safety Godown Co., Ltd.	408,000	262,328

52

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*Samling Global, Ltd.	3,470,000	$278,322
Samson Paper Holdings, Ltd.	900,000	150,035
*San Miguel Brewery Hong Kong, Ltd.	612,800	101,587
*Sanyuan Group, Ltd.	415,000	8,031
Sea Holdings, Ltd.	1,138,000	762,799
*SEEC Media Group, Ltd.	2,550,000	47,789
*Sewco International Holdings, Ltd.	2,396,000	319,811
*Sheng Yuan Holdings, Ltd.	150,000	28,488
#Shenyin Wanguo, Ltd.	1,212,500	623,004
*Shenzhen High-Tech Holdings, Ltd.	660,000	42,187
*Shougang Concord Grand Group, Ltd.	2,451,000	177,679
*Shougang Concord Technology Holdings, Ltd.	4,107,809	244,522
#Shui On Construction & Materials, Ltd.	944,000	1,159,796
*Shun Ho Resources Holdings, Ltd.	483,000	68,027
*Shun Ho Technology Holdings, Ltd.	1,037,452	141,531
#Shun Tak Holdings, Ltd.	3,879,941	2,563,754
#Sing Tao News Corp., Ltd.	1,974,000	625,044
*Singamas Container Holdings, Ltd.	5,270,000	1,192,208
*Sino Dragon New Energy Holdings, Ltd.	3,744,000	229,604
*Sino Gas Group, Ltd.	4,160,000	198,823
*Sino Prosper State Gold Resources Holdings, Ltd.	8,170,000	417,835
*Sinocan Holdings, Ltd.	350,000	1,761
*Sino-Tech International Holdings, Ltd.	14,650,000	785,568
#*Sinotel Technologies, Ltd.	543,000	141,138
*Skyfame Realty Holdings, Ltd.	2,737,750	—
#Smartone Telecommunications Holdings, Ltd.	1,248,500	1,773,688
*SMI Publishing Group, Ltd.	250,511	485
Solomon Systech International, Ltd.	5,778,000	373,311
South China (China), Ltd.	6,744,000	458,207
South China Financial Holdings, Ltd.	4,872,000	64,931
Southeast Asia Properties & Finance, Ltd.	289,891	77,603
*Starlight International Holdings, Ltd.	3,125,325	155,512
#Stella International Holdings, Ltd.	657,574	1,382,717
Styland Holdings, Ltd.	135,506	432
*Success Universe Group, Ltd.	5,552,000	236,393
Sun Hing Vision Group Holdings, Ltd.	358,000	156,979
#Sun Hung Kai & Co., Ltd.	1,164,621	882,234
*Sun Innovation Holdings, Ltd.	8,905,655	231,595
*Sunway International Holdings, Ltd.	866,000	29,463
*Superb Summit International Timber Co., Ltd.	6,696,600	343,011
*Sustainable Forest Holdings, Ltd.	7,657,500	342,025
SW Kingsway Capitol Holdings, Ltd.	4,650,000	139,090
Synergis Holdings, Ltd.	350,033	38,396
#*Tack Fat Group International, Ltd.	4,448,000	—
*Tack Hsin Holdings, Ltd.	682,000	158,262
Tai Cheung Holdings, Ltd.	1,799,000	1,267,012
Tai Sang Land Development, Ltd.	576,984	236,927
TaiFook Securities Group, Ltd.	1,013,586	777,267
Tan Chong International, Ltd.	1,212,000	293,806
#Techtronic Industries Co., Ltd.	4,614,000	4,679,234
*Termbray Industries International	2,304,900	280,200
Tern Properties Co., Ltd.	61,200	25,660
*Texhong Textile Group, Ltd.	1,930,000	1,526,408
Texwinca Holdings, Ltd.	1,954,000	2,130,847
*Theme International Holdings, Ltd.	2,020,000	229,176
*Tian Teck Land, Ltd.	1,076,000	848,602
#*Titan Petrochemicals Group, Ltd.	11,160,000	924,112
*Tom Group, Ltd.	970,000	97,441
*Tomorrow International Holdings, Ltd.	4,521,420	287,689
Tongda Group Holdings, Ltd.	9,060,000	405,285
Top Form International, Ltd.	2,760,000	223,738

53

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
*Topsearch International Holdings, Ltd.	3,860,000	$183,723
*Town Health International Investments, Ltd.	232,000	34,750
*Tradelink Electronic Commerce, Ltd.	32,000	3,843
Transport International Holdings, Ltd.	478,400	1,546,665
Tristate Holdings, Ltd.	188,000	53,820
*TSC Offshore Group, Ltd.	1,353,000	251,617
*Tse Sui Luen Jewellery International, Ltd.	112,000	109,081
Tungtex Holdings Co., Ltd.	910,000	163,828
Tysan Holdings, Ltd.	1,040,773	185,222
*U-Right International Holdings, Ltd.	4,746,000	8,572
*Value Convergence Holdings, Ltd.	672,000	202,396
Value Partners Group, Ltd.	1,399,000	1,104,761
Van Shung Chong Holdings, Ltd.	2,205,335	259,449
*Vantage International Holdings, Ltd.	2,724,000	309,030
#Varitronix International, Ltd.	877,293	335,769
Vedan International Holdings, Ltd.	3,272,000	280,155
Veeko International Holdings, Ltd.	4,362,776	208,649
Victory City International Holdings, Ltd.	2,831,076	715,482
*Vision Values Holdings, Ltd.	281,400	16,285
*Vital Group Holdings, Ltd.	470,000	14,008
#Vitasoy International Holdings, Ltd.	3,437,000	2,999,196
*Vongroup, Ltd.	10,865,000	149,392
*VST Holdings, Ltd.	2,060,000	527,331
Wah Ha Realty Co., Ltd.	278,600	106,000
#*Wah Nam International Holdings, Ltd.	892,000	183,869
Wai Kee Holdings, Ltd.	8,176,738	1,897,408
*Wai Yuen Tong Medicine Holdings, Ltd.	2,714,341	62,278
Wang On Group, Ltd.	42,175	1,017
*Warderly International Holdings, Ltd.	520,000	32,201
Water Oasis Group, Ltd.	1,546,000	249,352
Win Hanverky Holdings, Ltd.	1,586,000	259,952
*Winfoong International, Ltd.	1,331,000	28,858
*Wing Hing International Holdings, Ltd.	4,090,000	327,212
Wing On Company International, Ltd.	781,000	1,439,415
Wing Tai Properties, Ltd.	1,937,331	699,780
*Winteam Pharmaceutical Group, Ltd.	3,322,000	471,468
Wong’s International Holdings, Ltd.	737,641	136,286
Wong’s Kong King International Holdings, Ltd.	120,000	12,517
Xingye Copper International Group, Ltd.	1,516,000	405,945
Y. T. Realty Group, Ltd.	865,000	176,235
Yangtzekiang Garment, Ltd.	606,500	141,393
Yau Lee Holdings, Ltd.	534,000	79,463
YGM Trading, Ltd.	284,000	655,276
*Yueshou Environmental Holdings, Ltd.	510,800	8,256
Yugang International, Ltd.	96,156,000	1,017,526
Yunnan Enterprises Holdings, Ltd.	480,000	30,862
*ZZNode Technologies Co., Ltd.	3,420,000	420,110

TOTAL HONG KONG		206,203,328

MALAYSIA — (0.0%)
*Autoways Holdings Berhad	10,000	4,146
*Rekapacific Berhad	473,000	—

TOTAL MALAYSIA		4,146

NEW ZEALAND — (5.0%)
Abano Healthcare Group, Ltd.	35,022	140,083
Air New Zealand, Ltd.	1,408,860	1,452,956
*Auckland International Airport, Ltd.	1,355,191	2,171,558
Cavalier Corp., Ltd.	283,674	667,792
CDL Investments (New Zealand), Ltd.	395,965	81,390
Colonial Motor Co., Ltd.	148,846	274,605

54

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
NEW ZEALAND — (Continued)
Ebos Group, Ltd.	169,863	$952,272
*Fisher & Paykel Appliances Holdings, Ltd.	2,945,492	1,348,816
Fisher & Paykel Healthcare Corp., Ltd.	2,402,700	5,939,087
Freightways, Ltd.	717,330	1,664,388
Hallenstein Glasson Holdings, Ltd.	242,461	834,573
Hellaby Holdings, Ltd.	344,804	535,860
Infratil, Ltd.	2,114,735	2,953,814
Mainfreight, Ltd.	378,330	2,077,451
Methven, Ltd.	70,490	93,439
Michael Hill International, Ltd.	1,534,152	948,791
Millennium & Copthorne Hotels (New Zealand), Ltd.	1,387,344	432,144
New Zealand Exchange, Ltd.	285,516	345,022
New Zealand Oil & Gas, Ltd.	1,810,156	1,751,123
New Zealand Refining Co., Ltd.	600,961	1,696,267
Northland Port Corp. (New Zealand), Ltd.	217,513	282,707
#Nuplex Industries, Ltd.	963,733	2,495,583
*Pike River Coal, Ltd.	457,821	363,022
Port of Tauranga, Ltd.	528,512	3,000,117
#Pumpkin Patch, Ltd.	606,913	902,238
*Pyne Gould Corp., Ltd.	330,217	110,890
*Pyne Gould Guinness, Ltd.	1,576,514	649,838
*Rakon, Ltd.	94,696	91,184
#Restaurant Brands New Zealand, Ltd.	369,175	779,791
*Richina Pacific, Ltd.	274,180	75,248
*Rubicon, Ltd.	1,113,829	766,175
#Ryman Healthcare, Ltd.	1,753,323	2,891,680
Sanford, Ltd.	393,618	1,382,953
Scott Technology, Ltd.	25,933	27,220
*Seafresh Fisheries, Ltd.	80,520	1,719
Skellerup Holdings, Ltd.	263,479	191,019
Sky City Entertainment Group, Ltd.	2,560,206	5,904,284
Sky Network Television, Ltd.	666,707	2,762,224
South Port (New Zealand), Ltd.	30,744	64,688
#Steel & Tube Holdings, Ltd.	393,011	730,878
*Tenon, Ltd.	19,132	15,277
Tourism Holdings, Ltd.	274,867	161,016
Tower, Ltd.	782,696	1,118,208
TrustPower, Ltd.	9,392	54,463
Vector, Ltd.	389,611	723,084
*Warehouse Group, Ltd.	469,712	1,432,343

TOTAL NEW ZEALAND		53,339,280

SINGAPORE — (10.3%)
*Abterra, Ltd.	60,800	63,824
*Addvalue Technologies, Ltd.	1,043,000	36,270
Advanced Holdings, Ltd.	691,000	134,297
*AFP Properties, Ltd.	3,437,000	1,652,614
*Allgreen Properties, Ltd.	2,604,000	2,401,705
Armstrong Industrial Corp., Ltd.	1,236,000	412,044
*Asia Environment Holdings, Ltd.	528,793	73,790
*Asia-Pacific Strategic Investments, Ltd.	141	181
*Asiasons Capital, Ltd.	286,000	38,783
*ASL Marine Holdings, Ltd.	497,000	347,221
*A-Sonic Aerospace, Ltd.	437,996	20,322
*Ausgroup, Ltd.	260,000	91,766
#Baker Technology, Ltd.	1,236,000	393,988
*Ban Joo & Co., Ltd.	1,654,000	57,332
*Banyan Tree Holdings, Ltd.	643,000	462,852
#*Beng Kuang Marine, Ltd.	835,000	141,619
Best World International, Ltd.	221,500	52,339
*Beyonics Technology, Ltd.	6,949,300	1,293,755

55

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
*BH Global Marine, Ltd.	529,000	$131,385
*Biosensors International Group, Ltd.	1,982,000	1,719,835
Bonvests Holdings, Ltd.	978,000	839,221
Boustead Singapore, Ltd.	171,000	150,951
Breadtalk Group, Ltd.	257,800	125,857
Broadway Industrial Group, Ltd.	461,000	397,538
*Brothers Holdings, Ltd.	504,628	67,791
Bukit Sembawang Estates, Ltd.	390,003	1,433,975
*Bund Center Investment, Ltd.	848,000	327,590
CEI Contract Manufacturing, Ltd.	432,000	41,340
Cerebos Pacific, Ltd.	528,000	1,964,836
CH Offshore, Ltd.	1,393,400	571,392
*Changjiang Fertilizer Holdings, Ltd.	515	102
Chemical Industries Far East, Ltd.	91,910	33,730
China Aviation Oil Singapore Corp., Ltd.	682,000	811,931
China Dairy Group, Ltd.	1,502,000	150,702
*China Energy, Ltd.	3,110,000	433,499
China Merchants Holdings Pacific, Ltd.	809,000	440,888
*China Sunsine Chemical Holdings, Ltd.	16,000	3,348
#China XLX Fertiliser, Ltd.	714,000	327,383
*Chip Eng Seng Corp., Ltd.	1,612,800	499,508
Chosen Holdings, Ltd.	1,202,000	168,033
*Chuan Hup Holdings, Ltd.	3,967,000	719,598
*Compact Metal Industries, Ltd.	643,000	4,968
#Creative Technology Co., Ltd.	257,350	838,706
CSC Holdings, Ltd.	1,829,000	234,741
*CSE Global, Ltd.	1,814,000	1,487,441
#*CWT, Ltd.	891,700	656,747
*Datapulse Technology, Ltd.	11,000	2,085
#*Delong Holdings, Ltd.	1,287,000	628,727
*Digiland International, Ltd.	11,763,000	45,442
*Eagle Brand Holdings, Ltd.	14,387,000	111,948
*Eastern Asia Technology, Ltd.	1,034,000	100,034
*Ellipsiz, Ltd.	123,000	15,255
EnGro Corp, Ltd.	354,000	248,826
*Enviro-Hub Holdings, Ltd.	1,445,666	126,189
*Etika International Holdings, Ltd.	106,000	35,748
Eu Yan Sang International, Ltd.	250,000	175,254
*Eucon Holdings, Ltd.	3,096,000	119,105
#*Ezion Holdings, Ltd.	1,171,000	641,235
#Ezra Holdings, Ltd.	1,740,000	2,369,185
F.J. Benjamin Holdings, Ltd.	1,095,000	360,913
#*Falcon Energy Group, Ltd.	1,007,000	359,721
*Federal International 2000, Ltd.	1,675,350	116,866
#First Resources, Ltd.	2,223,000	2,174,324
Food Empire Holdings, Ltd.	1,094,400	351,982
Fragrance Group, Ltd.	85,000	50,728
#Freight Links Express Holdings, Ltd.	4,140,737	240,234
*Fu Yu Corp., Ltd.	3,955,750	381,344
*Gallant Venture, Ltd.	1,505,000	310,034
GK Goh Holdings, Ltd.	1,458,000	664,584
Global Yellow Pages, Ltd.	299,000	41,659
Goodpack, Ltd.	1,065,000	1,685,456
GP Batteries International, Ltd.	343,000	515,587
GP Industries, Ltd.	2,872,209	1,340,254
*Grand Banks Yachts, Ltd.	250,000	81,125
#*Guocoland, Ltd.	501,500	924,087
Healthway Medical Corp., Ltd.	2,669,480	309,881
Hersing Corp., Ltd.	1,285,000	283,296
Hiap Seng Engineering, Ltd.	538,000	285,438
Hi-P International, Ltd.	1,152,000	939,225

56

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
Ho Bee Investment, Ltd.	965,000	$1,261,795
*Hong Fok Corp., Ltd.	2,796,700	1,334,428
Hong Leong Asia, Ltd.	484,000	1,292,833
Hotel Grand Central, Ltd.	1,119,926	710,099
Hotel Properties, Ltd.	1,359,400	2,945,672
Hour Glass, Ltd.	622,744	427,653
#HTL International Holdings, Ltd.	1,063,843	569,605
*Huan Hsin Holdings, Ltd.	1,106,400	238,418
HupSteel, Ltd.	1,572,875	287,459
Hwa Hong Corp., Ltd.	2,279,000	976,467
#Hyflux, Ltd.	1,057,000	2,579,924
*IDT Holdings, Ltd.	693,000	285,448
IFS Capital, Ltd.	421,080	165,324
*Informatics Education, Ltd.	1,928,000	186,798
InnoTek, Ltd.	561,000	224,247
Intraco, Ltd.	599,500	138,746
IPC Corp., Ltd.	724,000	67,026
Isetan (Singapore), Ltd.	122,500	333,153
Jadason Enterprises, Ltd.	728,000	54,066
*Jasper Investments, Ltd.	90,680	5,241
#*Jaya Holdings, Ltd.	1,468,000	803,814
#*JES International Holdings, Ltd.	2,016,000	486,917
#*Jiutian Chemical Group, Ltd.	681,000	47,657
JK Yaming International Holdings, Ltd.	906,000	286,997
#*Jurong Technologies Industrial Corp., Ltd.	2,227,680	—
K1 Ventures, Ltd.	3,349,500	392,106
#Keppel Telecommunications & Transportation, Ltd.	1,509,600	1,495,583
Khong Guan Flour Milling, Ltd.	38,000	43,892
Kian Ann Engineering, Ltd.	1,276,000	217,900
Kian Ho Bearings, Ltd.	781,500	114,366
#Kim Eng Holdings, Ltd.	1,299,620	1,771,763
Koh Brothers Group, Ltd.	1,312,000	218,693
*KS Energy Services, Ltd.	615,825	495,810
*Lafe Corp., Ltd.	1,234,800	85,338
*LanTroVision (Singapore), Ltd.	5,028,750	119,529
LC Development, Ltd.	2,041,254	284,895
Lee Kim Tah Holdings, Ltd.	1,600,000	649,270
Lion Asiapac, Ltd.	473,000	94,924
Lum Chang Holdings, Ltd.	1,042,030	270,968
M1, Ltd.	1,623,000	2,788,185
#*Manhattan Resources, Ltd.	668,000	567,651
*Manufacturing Integration Technology, Ltd.	264,000	28,453
*Marco Polo Marine, Ltd.	529,000	176,476
*Memstar Technology, Ltd.	1,019,000	55,228
Memtech International, Ltd.	1,322,000	109,808
Mercator Lines Singapore, Ltd.	386,000	80,475
Metro Holdings, Ltd.	1,657,160	1,046,621
#Midas Holdings, Ltd.	1,530,000	1,162,776
*Mirach Energy, Ltd.	460,000	28,277
Miyoshi Precision, Ltd.	353,500	35,635
*Multi-Chem, Ltd.	1,263,000	149,568
Nera Telecommunications, Ltd.	1,125,000	295,886
New Toyo International Holdings, Ltd.	1,624,000	287,868
*Novo Group, Ltd.	222,000	31,098
NSL, Ltd.	414,000	445,091
#*Oceanus Group, Ltd.	3,243,000	802,246
*OKP Holdings, Ltd.	27,000	11,300
Orchard Parade Holdings, Ltd.	952,022	1,107,691
OSIM International, Ltd.	964,000	867,185
*Ossia International, Ltd.	627,554	62,223
#*Otto Marine, Ltd.	2,451,000	646,769

57

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
Pan Pacific Hotels Group, Ltd.	1,669,500	$2,118,028
Pan-United Corp., Ltd.	2,006,000	876,934
PCI, Ltd.	575,000	202,399
*Penguin International, Ltd.	400,000	35,612
Pertama Holdings, Ltd.	459,750	152,653
#Petra Foods, Ltd.	881,000	1,093,599
Popular Holdings, Ltd.	2,763,650	342,548
PSC Corp., Ltd.	1,823,419	394,501
QAF, Ltd.	881,000	406,355
Qian Hu Corp., Ltd.	674,600	65,327
#*Raffles Education Corp., Ltd.	5,755,781	1,250,829
Raffles Medical Group, Ltd.	520,000	876,756
Rotary Engineering, Ltd.	1,083,600	835,701
*Roxy-Pacific Holdings, Ltd.	112,000	32,034
San Teh, Ltd.	1,006,087	299,850
SBS Transit, Ltd.	953,500	1,366,709
#*SC Global Developments, Ltd.	174,000	213,946
*Seroja Investments, Ltd.	17,767	4,692
Sim Lian Group, Ltd.	1,380,000	854,264
Sing Holdings, Ltd.	36,666	9,512
Sing Investments & Finance, Ltd.	198,450	242,679
Singapore Land, Ltd.	131,000	721,395
Singapore Post, Ltd.	3,225,120	2,941,494
Singapore Reinsurance Corp., Ltd.	1,514,530	321,119
Singapore Shipping Corp., Ltd.	1,689,000	334,321
Singapura Finance, Ltd.	174,062	220,288
*Sinomem Technology, Ltd.	416,000	156,470
*Sinostar PEC Holdings, Ltd.	127,000	17,288
Sinwa, Ltd.	388,500	60,358
SMB United, Ltd.	1,224,000	270,471
Soilbuild Group Holdings, Ltd.	272,000	167,806
#*Sound Global, Ltd.	1,432,000	968,607
#Spice I2I, Ltd.	6,323,000	614,420
*Stamford Land Corp., Ltd.	2,803,000	1,215,579
Straco Corp., Ltd.	130,000	12,806
Straits Asia Resources, Ltd.	3,021	5,375
Sunningdale Tech, Ltd.	2,086,000	308,606
*Sunvic Chemical Holdings, Ltd.	769,000	365,450
Super Group, Ltd.	718,000	695,182
Superbowl Holdings, Ltd.	522,000	86,202
Superior Multi-Packaging, Ltd.	319,500	20,957
#*Swiber Holdings, Ltd.	1,032,000	817,473
*Swissco Holdings, Ltd.	266,000	83,684
#Tat Hong Holdings, Ltd.	1,054,800	872,794
*Technics Oil & Gas, Ltd.	108,000	70,831
Thakral Corp., Ltd.	6,028,000	137,985
Thomson Medical Centre, Ltd.	75,000	62,589
*Tiong Woon Corp. Holding, Ltd.	901,000	307,291
*Transcu Group, Ltd.	2,043,000	205,661
Trek 2000 International, Ltd.	973,000	331,467
Tuan Sing Holdings, Ltd.	338,000	64,125
UMS Holdings, Ltd.	841,000	309,746
United Engineers, Ltd.	579,666	1,109,234
United Envirotech, Ltd.	707,000	244,150
United Industrial Corp., Ltd.	302,000	541,573
United Overseas Insurance, Ltd.	187,250	490,977
UOB-Kay Hian Holdings, Ltd.	1,427,400	1,846,933
Venture Corp., Ltd.	535,000	3,753,395
Vicom, Ltd.	120,000	259,404
WBL Corp., Ltd.	597,000	1,963,224
Wee Hur Holdings, Ltd.	383,000	160,205

58

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
#Wheelock Properties, Ltd.	1,147,000	$1,730,691
Wing Tai Holdings, Ltd.	1,619,000	2,197,256
Xpress Holdings, Ltd.	3,079,000	167,147
YHI International, Ltd.	1,174,000	245,109
*Yoma Strategic Holdings, Ltd.	132,000	7,619
Yongnam Holdings, Ltd.	1,970,000	458,200

TOTAL SINGAPORE		110,662,728

TOTAL COMMON STOCKS		925,594,450

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Village Roadshow, Ltd. Series A	334,417	780,533

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
*Agenix, Ltd. Rights 11/19/10	51,791	—
*Havilah Resources NL Warrants 10/30/13	64,709	16,480
*IDT Australia, Ltd. Warrants 03/31/11	8,220	—
#*Ivanhoe Australia, Ltd. Warrants 09/20/11	11,851	4,411

TOTAL AUSTRALIA		20,891

HONG KONG — (0.0%)
*Chun Wo Development Holdings, Ltd. Warrants 09/12/13	375,548	8,866
*Lippo, Ltd. Warrants 07/04/11	82,470	942
*Pacific Andes International Holdings, Ltd. Warrants 06/15/11	641,359	5,957

TOTAL HONG KONG		15,765

SINGAPORE — (0.0%)
*A-Sonic Aerospace, Ltd. Warrants 12/30/10	218,998	4,230
*Best World International, Ltd. Warrants 07/05/13	44,300	2,225
*Goodpack, Ltd. Warrants 11/30/12	169,000	176,273

TOTAL SINGAPORE		182,728

TOTAL RIGHTS/WARRANTS		219,384

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $80,000 FNMA 3.126%(r), 09/01/40, valued at $82,211) to be repurchased at $77,001	$77	77,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.7%)
§@DFA Short Term Investment Fund	146,838,427	146,838,427
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $370,085)## to be repurchased at $362,835	$363	362,828

TOTAL SECURITIES LENDING COLLATERAL		147,201,255

TOTAL INVESTMENTS — (100.0%) (Cost $876,704,734)		$1,073,872,622

59

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (98.0%)
Consumer Discretionary — (21.1%)
4imprint Group P.L.C.	96,735	$400,790
Aegis Group P.L.C.	3,149,142	6,347,400
*Aga Rangemaster Group P.L.C.	288,143	401,330
Arena Leisure P.L.C.	1,372,024	715,362
*Barratt Developments P.L.C.	1,829,500	2,286,713
Bellway P.L.C.	423,813	3,625,029
*Berkeley Group Holdings P.L.C. (The)	438,352	5,911,962
Bloomsbury Publishing P.L.C.	271,841	553,985
*Bovis Homes Group P.L.C.	474,842	2,646,806
Carpetright P.L.C.	167,232	1,896,111
*Carphone Warehouse Group P.L.C.	506,951	2,466,164
Centaur Media P.L.C.	556,967	476,708
Chime Communications P.L.C.	210,455	701,928
*Chrysalis Group P.L.C.	107,232	189,532
Churchill China P.L.C.	30,000	144,320
Cineworld Group P.L.C.	3,286	11,753
*Clinton Cards P.L.C.	740,506	379,962
Creston P.L.C.	5,389	7,642
Daily Mail & General Trust P.L.C. Series A	939,198	8,093,650
*Debenhams P.L.C.	3,237,295	3,962,221
Dignity P.L.C.	214,913	2,262,355
*Dixons Retail P.L.C.	10,540,418	4,522,230
Domino’s Pizza UK & IRL P.L.C.	50,018	390,795
Dunelm Group P.L.C.	43,456	335,697
*eaga P.L.C.	140,286	139,352
*Enterprise Inns P.L.C.	1,573,332	2,877,240
Euromoney Institutional Investor P.L.C.	308,341	3,198,672
*Findel P.L.C.	1,283,962	344,609
*Forminster P.L.C.	43,333	2,604
French Connection Group P.L.C.	373,475	320,235
Fuller Smith & Turner P.L.C.	129,026	1,225,547
Future P.L.C.	1,324,863	446,645
Game Group P.L.C.	1,441,697	1,629,214
Games Workshop Group P.L.C.	101,889	691,889
GKN P.L.C.	3,830,675	10,884,024
Greene King P.L.C.	784,151	5,255,391
Halfords Group P.L.C.	752,842	5,109,220
Haynes Publishing Group P.L.C.	14,703	47,347
Headlam Group P.L.C.	330,383	1,697,814
Henry Boot P.L.C.	426,786	620,714
#HMV Group P.L.C.	1,545,882	1,118,141
Holidaybreak P.L.C.	206,890	977,904
*Home Retail Group P.L.C.	1,340,606	4,701,169
Hornby P.L.C.	154,220	399,092
*Howden Joinery Group P.L.C.	1,040,019	1,294,702
Huntsworth P.L.C.	809,019	1,040,668
*Inchcape P.L.C.	1,428,910	7,985,145
Informa P.L.C.	1,449,124	10,132,278
*ITV P.L.C.	6,035,176	6,610,726
JD Sports Fashion P.L.C.	120,013	1,542,799
JD Wetherspoon P.L.C.	437,012	2,872,658
*JJB Sports P.L.C.	1,560,131	242,387
John Menzies P.L.C.	244,534	1,892,396
*Johnston Press P.L.C.	507,412	103,634
Kesa Electricals P.L.C.	1,982,633	5,040,868
Ladbrokes P.L.C.	2,698,997	5,695,988
Laura Ashley Holdings P.L.C.	2,800,394	790,527
*Lookers P.L.C.	1,037,969	1,013,712

60

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Consumer Discretionary — (Continued)
Marston’s P.L.C.	1,774,434	$2,861,234
*Mecom Group P.L.C.	86,858	343,598
Millennium & Copthorne Hotels P.L.C.	612,514	5,348,823
*Mitchells & Butlers P.L.C.	856,886	4,422,598
#Mothercare P.L.C.	324,479	2,733,242
N Brown Group P.L.C.	828,543	3,990,232
Pace P.L.C.	772,437	2,533,793
#*PartyGaming P.L.C.	666,311	2,687,355
*Pendragon P.L.C.	2,285,154	789,023
*Persimmon P.L.C.	770,373	4,208,256
#Pinewood Shepperton P.L.C.	182,105	476,060
*Punch Taverns P.L.C.	1,983,299	2,277,521
Rank Group P.L.C.	915,711	1,873,531
*Redrow P.L.C.	727,898	1,287,951
Restaurant Group P.L.C.	732,507	3,312,890
Rightmove P.L.C.	261,219	3,330,256
Smiths News P.L.C.	682,576	1,264,200
*Sportech P.L.C.	329,794	225,015
*Sports Direct International P.L.C.	456,794	1,024,620
St. Ives Group P.L.C.	436,379	580,719
*Stylo P.L.C.	64,096	4,878
*Tandem Group P.L.C. Non-Voting Shares	327,365	—
*Taylor Wimpey P.L.C.	5,622,251	2,006,706
Ted Baker P.L.C.	149,926	1,479,436
Thomas Cook Group P.L.C.	2,420,264	7,015,506
*Topps Tiles P.L.C.	743,669	759,220
*Trinity Mirror P.L.C.	648,287	1,104,616
United Business Media P.L.C.	864,643	9,112,387
UTV Media P.L.C.	217,432	483,984
Vitec Group P.L.C. (The)	160,303	1,465,278
*Wagon P.L.C.	237,979	4,767
WH Smith P.L.C.	588,205	4,562,927
Whitbread P.L.C.	103,235	2,800,558
William Hill P.L.C.	2,360,431	6,072,504
Wilmington Group P.L.C.	346,234	972,601
#*Yell Group P.L.C.	6,166,762	1,397,400

Total Consumer Discretionary		221,489,441

Consumer Staples — (4.4%)
#A.G. Barr P.L.C.	128,920	2,528,394
Anglo-Eastern Plantations P.L.C.	108,153	1,043,202
Britvic P.L.C.	834,762	6,452,199
Cranswick P.L.C.	178,057	2,554,312
Dairy Crest Group P.L.C.	520,119	3,093,355
Devro P.L.C.	605,749	2,187,898
*European Home Retail P.L.C.	109,256	—
Fiberweb P.L.C.	180,360	231,609
Greggs P.L.C.	371,068	2,722,025
McBride P.L.C.	776,269	2,223,670
Northern Foods P.L.C.	1,842,840	1,396,919
*Premier Foods P.L.C.	5,738,177	1,620,586
PZ Cussons P.L.C.	1,298,024	8,383,476
R.E.A. Holdings P.L.C.	49,233	541,053
Robert Wiseman Dairies P.L.C.	221,312	1,162,163
Tate & Lyle P.L.C.	1,062,662	8,557,114
Thorntons P.L.C.	313,060	486,585
Young & Co.’s Brewery P.L.C.	40,000	270,799
Young & Co.’s Brewery P.L.C. Series A	20,936	178,221

Total Consumer Staples		45,633,580

61

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Energy — (4.9%)
*Afren P.L.C.	2,941,143	$6,098,310
Anglo Pacific Group P.L.C.	426,647	2,258,403
*EnQuest P.L.C.	1,089,302	2,251,957
*Fortune Oil P.L.C.	5,889,851	707,464
*Hardy Oil & Gas P.L.C.	49,802	148,637
Heritage Oil P.L.C.	392,979	2,168,188
Hunting P.L.C.	439,386	4,535,477
#James Fisher & Sons P.L.C.	170,822	1,402,970
JKX Oil & Gas P.L.C.	431,945	1,944,035
John Wood Group P.L.C.	1,070,261	7,467,982
Lamprell P.L.C.	157,534	848,101
Melrose Resources P.L.C.	336,039	1,761,982
*Premier Oil P.L.C.	380,328	10,244,418
*Salamander Energy P.L.C.	448,596	1,570,393
*Soco International P.L.C.	892,380	4,484,663
*UK Coal P.L.C.	889,073	526,617
Wellstream Holdings P.L.C.	213,033	2,524,874

Total Energy		50,944,471

Financials — (13.2%)
Aberdeen Asset Management P.L.C.	2,558,118	7,286,080
Amlin P.L.C.	1,697,546	11,055,901
Arbuthnot Banking Group P.L.C.	67,329	428,689
Ashmore Group P.L.C.	612,152	3,757,142
*BCB Holdings, Ltd.	5,979	6,802
Beazley P.L.C.	1,787,659	3,455,912
BlueBay Asset Management P.L.C.	171,410	1,341,037
Brewin Dolphin Holdings P.L.C.	870,024	1,931,702
Brit Insurance Holdings NV	322,309	5,394,616
*Capital & Regional P.L.C.	814,788	446,739
Catlin Group, Ltd. P.L.C.	1,219,427	6,808,962
Charles Stanley Group P.L.C.	125,182	498,787
Charles Taylor Consulting P.L.C.	139,215	430,756
Chaucer Holdings P.L.C.	649,297	530,078
Chesnara P.L.C.	203,181	705,545
Close Brothers Group P.L.C.	504,375	6,234,621
Collins Stewart P.L.C.	246,937	316,814
Daejan Holdings P.L.C.	33,216	1,362,169
Development Securities P.L.C.	457,283	1,722,301
*DTZ Holdings P.L.C.	224,770	164,151
Evolution Group P.L.C.	1,028,900	1,456,035
F&C Asset Management P.L.C.	1,156,965	1,243,100
*Full Circle Future, Ltd.	135,600	—
Hansard Global P.L.C.	4,765	13,346
Hardy Underwriting Group P.L.C.	153,854	729,247
Hargreaves Lansdown P.L.C.	514,677	3,865,500
Helical Bar P.L.C.	373,868	1,947,203
#Henderson Group P.L.C.	2,936,019	6,179,402
Hiscox, Ltd. P.L.C.	1,517,006	8,610,598
IG Group Holdings P.L.C.	1,241,907	10,506,913
*Industrial & Commercial Holdings P.L.C.	5,000	120
Intermediate Capital Group P.L.C.	1,098,101	5,677,410
International Personal Finance P.L.C.	930,623	4,639,272
*IP Group P.L.C.	261,406	121,663
Jardine Lloyd Thompson Group P.L.C.	603,449	5,720,471
Lancashire Holdings, Ltd. P.L.C.	418,102	3,801,291
Liontrust Asset Management P.L.C.	129,935	181,983
*London Stock Exchange Group P.L.C.	493,712	5,803,230
LSL Property Services P.L.C.	134,125	463,144
*MWB Group Holdings P.L.C.	379,622	217,852
*Novae Group P.L.C.	234,907	1,378,187

62

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Financials — (Continued)
Provident Financial P.L.C.	469,891	$5,771,826
*Puma Brandenburg, Ltd. Capital Shares	1,193,004	149,439
*Puma Brandenburg, Ltd. Income Shares	1,193,004	78,040
*Quintain Estates & Development P.L.C.	488,561	309,812
Rathbone Brothers P.L.C.	159,131	2,269,698
*Rutland Trust P.L.C.	85,288	—
S&U P.L.C.	21,140	202,834
Savills P.L.C.	501,321	2,642,414
Shore Capital Group, Ltd. P.L.C.	1,193,004	544,444
St. James’s Place P.L.C.	718,698	3,187,166
St. Modwen Properties P.L.C.	591,267	1,532,853
Tullett Prebon P.L.C.	767,415	4,880,707
*Unite Group P.L.C.	192,038	641,085

Total Financials		138,645,089

Health Care — (3.1%)
#*Alizyme P.L.C.	660,805	42,354
*Antisoma P.L.C.	2,024,536	204,877
*Assura Group, Ltd. P.L.C.	55,610	39,144
*Axis-Shield P.L.C.	223,338	928,074
Biocompatibles International P.L.C.	63,286	369,120
Bioquell P.L.C.	90,893	140,906
*BTG P.L.C.	730,460	2,829,825
Consort Medical P.L.C.	116,271	932,035
Corin Group P.L.C.	126,637	99,478
Dechra Pharmaceuticals P.L.C.	203,835	1,732,578
Genus P.L.C.	157,057	2,125,869
Hikma Pharmaceuticals P.L.C.	442,387	5,577,736
Nestor Healthcare Group P.L.C.	443,850	697,411
*Oxford Biomedica P.L.C.	2,123,042	330,404
*Prostrakan Group P.L.C.	38,359	45,511
*Renovo Group P.L.C.	95,255	50,314
*Southern Cross Healthcare, Ltd. P.L.C.	195,059	90,756
SSL International P.L.C.	753,239	13,988,081
*Synergy Health P.L.C.	46,796	589,991
*Vectura Group P.L.C.	1,218,161	1,179,468

Total Health Care		31,993,932

Industrials — (30.2%)
*AEA Technology P.L.C.	539,970	49,236
Air Partner P.L.C.	37,086	233,343
Alumasc Group P.L.C.	124,366	251,369
Ashtead Group P.L.C.	1,976,882	3,979,615
Atkins WS P.L.C.	425,663	5,139,568
*Autologic Holdings P.L.C.	80,000	32,047
*Avis Europe P.L.C.	42,037	152,018
Babcock International Group P.L.C.	1,286,052	11,951,794
Balfour Beatty P.L.C.	2,390,347	10,598,680
BBA Aviation P.L.C.	1,264,939	4,078,300
Bodycote P.L.C.	722,295	3,060,643
Braemar Shipping Services P.L.C.	81,108	688,248
#Brammer P.L.C.	185,266	577,875
#*British Airways P.L.C.	92,560	401,102
#BSS Group P.L.C.	489,152	3,470,425
Camellia P.L.C.	2,437	376,437
Carillion P.L.C.	1,523,518	8,415,082
Carr’s Milling Industries P.L.C.	35,330	360,390
Castings P.L.C.	162,757	667,278
Charter International P.L.C.	614,873	7,280,103
Chemring Group P.L.C.	128,869	6,190,604
Clarkson P.L.C.	64,187	1,093,039

63

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Communisis P.L.C.	561,133	$264,340
#Connaught P.L.C.	319,006	85,108
*Cookson Group P.L.C.	963,139	7,951,358
Costain Group P.L.C.	126,958	426,699
*Danka Business Systems P.L.C.	1,029,605	—
Davis Service Group P.L.C.	670,430	4,464,749
De La Rue P.L.C.	387,017	3,955,190
*easyJet P.L.C.	590,927	4,318,246
Eleco P.L.C.	80,000	21,792
Fenner P.L.C.	671,987	2,812,636
Firstgroup P.L.C.	1,591,971	10,410,372
Forth Ports P.L.C.	175,092	3,700,035
Galliford Try P.L.C.	167,176	816,948
Go-Ahead Group P.L.C.	164,629	3,596,987
Hampson Industries P.L.C.	591,932	303,502
Hays P.L.C.	4,753,935	8,419,027
#*Helphire P.L.C.	1,050,597	365,202
Hogg Robinson Group P.L.C.	103,893	51,584
Homeserve P.L.C.	1,100,525	7,992,806
Hyder Consulting P.L.C.	168,297	1,036,375
IMI P.L.C.	1,191,221	15,063,796
*Impellam Group P.L.C.	35,258	101,596
Interserve P.L.C.	498,625	1,604,032
Intertek Group P.L.C.	539,854	16,045,765
Invensys P.L.C.	486,722	2,248,499
ITE Group P.L.C.	1,009,264	2,987,626
Keller Group P.L.C.	262,639	2,659,140
Kier Group P.L.C.	137,718	2,922,407
Latchways P.L.C.	41,288	525,732
Lavendon Group P.L.C.	460,763	517,050
Lincat Group P.L.C.	14,452	143,575
Low & Bonar P.L.C.	763,541	586,134
*Management Consulting Group P.L.C.	1,150,534	459,576
Mears Group P.L.C.	86,645	416,475
Meggitt P.L.C.	2,289,633	12,104,196
Melrose P.L.C.	1,598,881	7,213,870
Michael Page International P.L.C.	1,235,568	9,325,627
Mitie Group P.L.C.	1,211,510	3,943,861
MJ Gleeson Group P.L.C.	195,875	361,670
Morgan Crucible Co. P.L.C.	1,174,108	4,303,961
Morgan Sindall P.L.C.	161,485	1,743,806
Mouchel Group P.L.C.	469,006	637,712
*National Express Group P.L.C.	1,470,296	5,874,927
*Northgate P.L.C.	340,977	1,338,610
PayPoint P.L.C.	89,092	455,219
PV Crystalox Solar P.L.C.	757,444	643,752
Qinetiq P.L.C.	2,180,065	3,751,185
#Regus P.L.C.	3,178,152	4,401,305
*Rentokil Initial P.L.C.	3,510,664	5,570,923
Ricardo P.L.C.	217,815	1,033,172
*Richmond Oil & Gas P.L.C.	220,000	—
Robert Walters P.L.C.	387,999	2,101,971
ROK P.L.C.	723,316	232,022
Rotork P.L.C.	348,025	9,332,212
RPS Group P.L.C.	788,615	2,592,699
Senior P.L.C.	1,671,692	3,547,308
Severfield-Rowen P.L.C.	351,952	1,358,712
Shanks Group P.L.C.	1,642,693	2,925,933
*SIG P.L.C.	1,846,767	3,355,800
Smart (J) & Co. (Contractors)	22,500	149,369
Speedy Hire P.L.C.	324,898	128,631

64

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Industrials — (Continued)
Spice P.L.C.	4,494	$5,015
Spirax-Sarco Engineering P.L.C.	301,608	8,735,351
Stagecoach Group P.L.C.	1,737,648	5,820,259
Sthree P.L.C.	299,337	1,400,403
#T Clarke P.L.C.	148,717	281,229
Tarsus Group P.L.C.	212,372	429,161
*Travis Perkins P.L.C.	667,086	8,842,161
Tribal Group P.L.C.	132,810	131,713
*Trifast P.L.C.	359,985	233,277
UK Mail Group P.L.C.	198,089	1,235,797
Ultra Electronics Holdings P.L.C.	267,145	7,961,510
Umeco P.L.C.	196,406	1,362,716
*Volex Group P.L.C.	229,354	1,042,427
Vp P.L.C.	167,463	448,026
Weir Group P.L.C. (The)	362,747	9,053,724
Wincanton P.L.C.	479,763	1,827,695
WSP Group P.L.C.	262,651	1,661,767
XP Power, Ltd. P.L.C.	73,546	1,195,963

Total Industrials		316,418,202

Information Technology — (10.9%)
Acal P.L.C.	104,729	386,066
Alphameric P.L.C.	127,141	46,979
*Alterian P.L.C.	179,139	605,565
Anite P.L.C.	1,166,924	952,734
Aveva Group P.L.C.	274,171	6,542,840
Computacenter P.L.C.	423,790	2,483,595
*CSR P.L.C.	547,295	2,793,708
Dialight P.L.C.	111,362	762,136
Diploma P.L.C.	455,202	1,892,756
Domino Printing Sciences P.L.C.	455,803	3,850,851
*E2V Technologies P.L.C.	247,588	388,479
Electrocomponents P.L.C.	1,576,293	6,166,758
Fidessa Group P.L.C.	129,875	3,332,347
Halma P.L.C.	1,461,044	7,648,991
#*Imagination Technologies Group P.L.C.	882,944	6,142,602
*Innovation Group P.L.C.	3,117,664	675,185
Intec Telecom Systems P.L.C.	1,128,823	1,300,503
Kewill P.L.C.	368,863	624,078
*Kofax P.L.C.	317,667	1,453,439
Laird P.L.C.	844,551	2,016,741
Logica P.L.C.	5,706,484	11,833,154
Micro Focus International P.L.C.	520,037	3,181,608
*Misys P.L.C.	1,833,430	8,254,976
Moneysupermarket.com Group P.L.C.	125,063	167,532
Oxford Instruments P.L.C.	193,856	1,683,245
Phoenix IT Group, Ltd. P.L.C.	201,507	794,984
Premier Farnell P.L.C.	1,379,926	6,011,301
Psion P.L.C.	499,513	740,148
#*Raymarine P.L.C.	249,080	71,841
Renishaw P.L.C.	180,171	3,341,247
RM P.L.C.	363,499	989,002
*SDL P.L.C.	316,996	3,052,706
Spectris P.L.C.	490,382	8,864,013
Spirent Communications P.L.C.	2,461,978	5,667,180
*Telecity Group P.L.C.	392,405	3,132,465
*TT electronics P.L.C.	595,193	1,518,141
#Vislink P.L.C.	588,460	190,762
*Wolfson Microelectronics P.L.C.	481,057	1,963,139
Xaar P.L.C.	220,887	851,560

65

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
Xchanging P.L.C.	677,924	$1,410,573

Total Information Technology		113,785,930

Materials — (5.5%)
British Polythene Industries P.L.C.	102,332	400,056
Carclo P.L.C.	214,230	748,523
Croda International P.L.C.	484,717	11,168,074
DS Smith P.L.C.	1,591,931	4,294,371
Elementis P.L.C.	1,858,096	3,406,951
Ferrexpo P.L.C.	577,641	3,001,243
Filtrona P.L.C.	704,266	2,812,199
*Gem Diamonds, Ltd. P.L.C.	382,110	1,214,997
Hill & Smith Holdings P.L.C.	275,101	1,337,451
#Hochschild Mining P.L.C.	411,329	3,191,019
*Inveresk P.L.C.	125,000	3,305
Marshalls P.L.C.	658,597	1,138,028
Mondi P.L.C.	1,078,021	8,976,093
Petropavlovsk P.L.C.	303,440	4,703,004
Porvair P.L.C.	146,460	180,549
RPC Group P.L.C.	383,195	1,883,917
Victrex P.L.C.	321,880	6,661,744
*Yule Catto & Co. P.L.C.	505,169	2,086,886
Zotefoams P.L.C.	96,852	228,460

Total Materials		57,436,870

Telecommunication Services — (2.0%)
*Cable & Wireless Communications P.L.C.	8,687,193	7,446,715
Cable & Wireless Worldwide P.L.C.	4,550,163	5,113,145
*Colt Group SA	1,213,428	2,353,487
Kcom Group P.L.C.	2,504,455	1,970,410
*TalkTalk Telecom Group P.L.C.	1,366,075	2,887,097
Telecom Plus P.L.C.	254,695	1,589,684

Total Telecommunication Services		21,360,538

Utilities — (2.7%)
Dee Valley Group P.L.C.	12,109	194,931
*Drax Group P.L.C.	1,259,220	7,673,881
Northumbrian Water Group P.L.C.	1,699,783	9,642,375
Pennon Group P.L.C.	1,133,145	11,308,526

Total Utilities		28,819,713

TOTAL COMMON STOCKS		1,026,527,766

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
Rea Holdings P.L.C.	2,461	4,351

RIGHTS/WARRANTS — (0.0%)
*Management Consulting Group P.L.C. Warrants 12/31/11	52,718	2,534
*SFI Holdings, Ltd. Litigation Certificate	26,713	—
*Ultraframe P.L.C. Litigation Notes	319,285	—
*Xaar P.L.C. Rights 11/05/10	30,703	39,358

TOTAL RIGHTS/WARRANTS		41,892

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,000 FHLMC 5.00%, 10/15/19, valued at $5,656) to be repurchased at $3,000	$3	3,000

66

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (2.0%)
§@DFA Short Term Investment Fund	19,629,803	$19,629,803
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,711,232)## to be repurchased at $1,677,709	$1,678	1,677,678

TOTAL SECURITIES LENDING COLLATERAL		21,307,481

TOTAL INVESTMENTS — (100.0%)
(Cost $953,563,812)		$1,047,884,490

67

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (85.5%)
AUSTRIA — (2.3%)
#Agrana Beteiligungs AG	17,168	$1,683,139
Andritz AG	116,739	8,946,425
#*A-TEC Industries AG	21,828	118,493
Austria Email AG	715	8,211
*Austria Technologie & Systemtechnik AG	4,045	74,780
*Austriamicrosystems AG	30,470	1,215,042
BKS Bank AG	3,120	72,084
#BWIN Interactive Entertainment AG	82,345	3,941,722
BWT AG	27,601	770,197
#*CA Immobilien Anlagen AG	130,641	1,964,103
CAT Oil AG	36,702	329,774
*EAG-Beteiligungs AG	1,650	8,466
#EVN AG	48,671	772,606
Flughafen Wien AG	40,598	2,518,064
*Frauenthal Holding AG	12,084	169,681
*Intercell AG	104,732	2,561,417
Josef Manner & Co. AG	870	52,370
Kapsch TrafficCom AG	5,666	326,837
Lenzing AG	4,701	2,333,914
Mayr-Melnhof Karton AG	31,265	3,381,081
Oberbank AG	37,973	2,320,407
#Oesterreichischen Post AG	98,332	2,976,476
*Palfinger AG	45,976	1,402,518
*Polytec Holding AG	9,404	60,162
*RHI AG	93,231	3,094,010
Rosenbauer International AG	11,816	507,570
*S&T System Integration & Technology Distribution AG	6,404	60,028
Schoeller-Bleckmann Oilfield Equipment AG	32,197	2,374,383
Semperit AG Holding	24,088	1,055,358
*Sparkassen Immobilien AG	58,185	461,135
Strabag SE	95,319	2,465,545
UBM Realitaetenentwicklung AG	1,440	55,567
#Uniqa Versicherungen AG	183,530	3,797,480
*Warimpex Finanz und Beteiligungs AG	10,047	31,864
*Wienerberger AG	157,841	2,660,097
#Wolford AG	11,165	315,933
Zumtobel AG	78,928	1,615,429

TOTAL AUSTRIA		56,502,368

BELGIUM — (3.4%)
#*Ablynx NV	13,590	156,193
Ackermans & van Haaren NV	81,854	7,061,891
#*Agfa-Gevaert NV	491,806	2,872,136
*Arseus NV	2,491	35,672
*Atenor Group	236	10,860
Banque Nationale de Belgique SA	952	4,798,996
*Barco NV	53,143	3,147,848
Bekaert SA	32,765	10,044,157
Co.Br.Ha Societe Commerciale de Brasserie SA	115	261,134
Compagnie d’Entreprises SA	41,428	2,584,468
*Compagnie du Bois Sauvage SA	87	12
Compagnie Immobiliere de Belgique SA	10,535	444,728
Compagnie Maritime Belge SA	61,365	1,856,310
*Deceuninck NV	247,412	615,296
*Devgen NV	10,607	110,788
D’Ieteren SA	12,906	7,043,989
Duvel Moorgat SA	8,799	855,729
Econocom Group SA	65,485	916,258

68

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
BELGIUM — (Continued)
#Elia System Operator SA NV	124,286	$4,703,444
#Euronav SA	86,554	1,447,035
#EVS Broadcast Equipment SA	16,542	1,038,881
Exmar NV	127,551	954,401
Floridienne SA	2,033	370,346
*Galapagos NV	38,107	626,495
Gimv NV	13,874	767,907
Hamon & Compagnie International SA	3,754	135,846
Henex SA	7,487	458,617
Image Recognition Integrated Systems (I.R.I.S.) SA	6,284	275,400
*Ion Beam Applications SA	74,962	917,807
Jensen-Group NV	12,030	175,965
Kinepolis Group NV	5,432	392,233
Lotus Bakeries NV	1,361	769,431
#*Melexis NV	88,696	1,568,298
#Nyrstar NV	220,706	3,255,659
Omega Pharma SA	82,044	3,837,687
*Option NV	38,430	34,782
*Picanol NV	16,620	268,572
*RealDolmen NV	6,066	117,796
Recticel SA	52,387	549,392
Resilux SA	4,095	321,221
Rosier SA	655	282,707
*Roularta Media Group NV	5,864	185,474
*SAPEC SA	3,531	240,403
Sioen Industries NV	52,140	432,178
Sipef NV	24,100	1,925,017
#*Spector Photo Group SA	11,235	10,673
*Systemat-Datarelay SA	26,232	191,025
Telenet Group Holding NV	148,890	6,235,028
Ter Beke NV	2,281	194,723
Tessenderlo Chemie NV	94,781	3,243,436
#*ThromboGenics NV	38,712	1,002,910
#*TiGenix NV	22,164	59,626
Van de Velde NV	27,539	1,442,486
VPK Packaging Group SA	12,084	498,452

TOTAL BELGIUM		81,747,818

DENMARK — (2.5%)
*Aarhus Lokalbank A.S.	8,030	74,282
*Aktieselskabet Skjern Bank A.S.	3,276	89,465
#Alk-Abello A.S.	18,126	1,149,254
*Alm. Brand A.S.	27,560	215,343
*Amagerbanken A.S.	647,900	363,085
#*Ambu A.S.	22,100	571,314
Arkil Holdings A.S. Series B	780	83,641
Auriga Industries A.S. Series B	49,725	974,839
#*Bang & Olufsen Holdings A.S.	105,352	1,143,267
*Bavarian Nordic A.S.	29,869	1,217,910
#*BoConcept Holding A.S.	5,650	187,932
Brodrene Hartmann A.S. Series B	11,730	149,986
*Brondbyernes IF Fodbold A.S. Series B	15,450	73,354
D/S Norden A.S.	81,294	3,156,846
*Dalhoff, Larson & Horneman A.S. Series B	32,000	128,281
*Dantherm Holding A.S.	8,615	29,079
*DFDS A.S.	11,236	810,871
*DiBa Bank A.S.	2,300	24,763
*Djursland Bank A.S.	8,970	237,691
#East Asiatic Co., Ltd. A.S.	52,687	1,430,498
F.E. Bording A.S.	600	52,631
*Fionia Holding A.S.	17,880	—

69

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
DENMARK — (Continued)
Fluegger A.S. Series B	4,198	$324,934
#*Genmab A.S.	113,251	1,502,245
*GN Store Nord A.S.	688,298	5,747,522
*GPV Industi A.S.	2,200	12,318
#*Greentech Energy Systems A.S.	149,206	560,082
*Gronlandsbanken A.S.	768	59,747
#*H&H International A.S. Series B	17,280	209,821
#Harboes Bryggeri A.S.	12,252	325,918
Hojgaard Holding A.S. Series B	2,750	95,482
#IC Companys A.S.	33,305	1,505,500
*Incentive A.S.	3,575	12,343
Jeudan A.S.	4,620	345,426
*Jyske Bank A.S.	87,656	3,928,827
*Lan & Spar Bank A.S.	5,150	254,649
*Lastas A.S. Series B	11,200	75,675
*Lollands Bank A.S.	750	23,841
#*Mols-Linien A.S.	27,490	210,101
*NeuroSearch A.S.	69,661	1,260,861
#NKT Holding A.S.	82,627	4,450,265
*Nordjyske Bank A.S.	17,600	348,015
*Norresundby Bank A.S.	7,350	242,594
North Media A.S.	36,665	281,471
*Ostjydsk Bank A.S.	2,554	182,679
#*Parken Sport & Entertainment A.S.	32,936	525,548
Per Aarsleff A.S. Series B	5,975	484,371
*Ringkjoebing Landbobank A.S.	15,120	1,957,513
Roblon A.S. Series B	540	62,460
#*Rockwool International A.S.	8,151	918,935
#*Royal Unibrew A.S.	29,990	1,663,899
*Salling Bank A.S.	430	25,700
*Sanistal A.S. Series B	1,341	13,528
#*Satair A.S.	8,771	489,572
Schouw & Co. A.S.	70,768	1,511,678
SimCorp A.S.	16,997	2,957,158
*Sjaelso Gruppen A.S.	29,228	44,129
*SKAKO A.S.	5,130	22,021
Solar Holdings A.S. Series B	10,225	672,384
*Spar Nord Bank A.S.	117,343	1,367,979
*Sparbank A.S.	10,930	181,845
*Sparekassen Faaborg A.S.	1,972	309,009
*Sydbank A.S.	214,972	5,659,398
Thrane & Thrane A.S.	11,563	521,244
Tivoli A.S.	969	581,472
#*TK Development A.S.	137,522	638,499
#*Topdanmark A.S.	40,675	4,872,760
#*TopoTarget A.S.	378,484	265,840
*Torm A.S.	88,510	666,307
*Vestfyns Bank A.S.	680	74,986
*Vestjysk Bank A.S.	24,162	328,665

TOTAL DENMARK		60,941,548

FINLAND — (5.7%)
Ahlstrom Oyj	6,388	130,584
#*Aldata Solutions Oyj	194,535	154,161
Alma Media Oyj	277,852	2,871,290
*Amanda Capital Oyj	67,120	137,402
Amer Sports Oyj Series A	308,476	4,159,417
Aspo Oyj	68,141	776,547
#Atria P.L.C.	5,611	78,253
Bank of Aland P.L.C.	17,663	470,016
BasWare Oyj	34,550	1,080,199

70

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FINLAND — (Continued)
*Biotie Therapies Corp. Oyj	265,590	$136,827
#Cargotec Oyj Series B	109,737	4,990,453
*Componenta Oyj	34,400	286,232
#Comptel P.L.C.	324,863	356,337
*Cramo Oyj	119,766	2,495,748
#Digia P.L.C.	55,020	395,159
*Efore Oyj	114,965	115,211
*Elcoteq SE	3,041	5,710
*Elektrobit Corp. Oyj	2,476	2,342
#Elisa Oyj	276,614	5,915,786
Etteplan Oyj	62,600	254,287
#*Finnair Oyj	199,282	1,504,811
*Finnlines Oyj	124,906	1,404,170
Fiskars Oyj Abp Series A	181,663	3,695,485
#F-Secure Oyj	444,369	1,354,026
*GeoSentric Oyj	244,900	10,223
#*Glaston Oyj Abp	131,940	218,346
HKScan Oyj	75,317	761,863
Huhtamaki Oyj	345,189	4,375,974
#Ilkka-Yhtyma Oyj	60,256	582,857
KCI Konecranes Oyj	232,703	9,278,182
Kemira Oyj	259,072	3,813,881
Kesko Oyj	138,078	6,852,025
Laennen Tehtaat Oyj	18,920	474,147
Lassila & Tikanoja Oyj	117,954	2,230,282
*Lemminkainen Oyj	14,946	518,822
*M-Real Oyj Series B	1,549,706	5,303,530
Neo Industrial Oyj	16,652	135,779
Nokian Renkaat Oyj	163,412	5,665,562
Nordic Aluminium Oyj	10,440	418,449
Okmetic Oyj	54,904	419,237
Olvi Oyj Series A	31,354	1,344,221
Oriola-KD Oyj Series A	12,844	68,629
Oriola-KD Oyj Series B	148,242	786,041
Orion Oyj Series A	101,720	2,153,772
#Orion Oyj Series B	253,721	5,396,431
#Outokumpu Oyj	188,979	3,394,720
Outotec Oyj	36,018	1,681,830
PKC Group Oyj	48,390	819,296
Pohjola Bank P.L.C.	372,375	4,711,128
#Ponsse Oyj	22,814	345,606
#Poyry Oyj	179,728	2,185,100
Raisio P.L.C.	462,617	1,847,784
#Ramirent Oyj	299,709	3,371,824
Rapala VMC Oyj	113,258	945,110
#*Rautaruukki Oyj Series K	233,148	4,633,296
*Raute Oyj Series A	10,390	121,384
#Ruukki Group Oyj	306,166	763,188
Sanoma Oyj	162,312	3,662,299
Scanfil Oyj	123,479	513,374
*SRV Group P.L.C.	2,008	18,605
Stockmann Oyj Abp Series A	43,914	1,741,946
#Stockmann Oyj Abp Series B	99,920	3,549,127
*Tecnomen Lifetree Oyj	2,061	2,009
Teleste Oyj	53,559	359,828
Tieto Oyj	277,638	5,309,747
#*Tikkurila Oyj	62,217	1,340,695
#*Trainers’ House P.L.C.	107,200	56,633
Tulikivi Oyj	79,440	139,245
Turkistuottajat Oyj	8,490	133,724
#Uponor Oyj Series A	206,241	3,698,902

71

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FINLAND — (Continued)
Vacon Oyj	42,777	$2,231,114
Vaisala Oyj Series A	39,132	1,203,909
Viking Line Abp	10,400	477,790
Yit Oyj	207,318	5,012,228

TOTAL FINLAND		137,850,147

FRANCE — (11.0%)
Akka Technologies SA	6,655	129,933
Ales Groupe SA	32,239	533,786
#*Altamir Amboise	2,730	21,414
ALTEN SA	64,193	2,147,188
#*Altran Technologies SA	343,804	1,476,374
April Group SA	70,725	2,126,258
#*Archos SA	18,355	105,617
Arkema SA	199,362	12,882,495
Assystem SA	52,519	969,979
#*Atari SA	14,902	79,339
*Atos Origin SA	143,571	6,644,029
Aubay SA	10,285	74,348
Audika SA	21,251	519,726
*Baccarat SA	1,090	229,348
Banque Tarneaud SA	1,430	249,295
#*Beneteau SA	172,729	3,713,000
#Bigben Interactive	8,718	122,825
Boiron SA	27,525	1,040,964
Boizel Chanoine Champagne SA	6,606	545,670
Bonduelle SCA	12,909	1,157,117
Bongrain SA	14,735	1,187,640
#Bourbon SA	155,755	7,098,282
*Boursorama SA	10,781	131,210
#*Bull SA	289,386	1,370,888
Burelle SA	3,894	916,657
*Cafom SA	5,092	111,969
Canal Plus SA	290,570	2,142,598
CBo Territoria	28,320	175,957
Cegedim SA	16,591	1,040,813
CEGID Group SA	1,992	67,041
#*Cie Generale de Geophysique-Veritas SA	219,970	5,138,239
Ciments Francais SA	754	69,524
*Club Mediterranee SA	63,302	1,239,256
Compagnie Industrielle et Financiere D’Entreprises SA	1,200	100,501
*CS Communication & Systemes SA	7,938	61,881
Damartex SA	21,101	603,302
Delachaux SA	26,973	2,202,807
#*Derichebourg SA	548,515	2,714,506
*Devoteam SA	4,275	118,015
*Dynaction SA	14,655	173,308
#EDF Energies Nouvelles SA	17,468	758,506
Electricite de Strasbourg SA	22,124	3,533,878
Entrepose Contracting SA	117	13,567
Esso S.A.F.	8,945	1,202,006
Establissements Maurel et Prom SA	305,061	4,498,910
*Etam Developpement SA	386	18,360
*Euler Hermes SA	36,906	3,475,927
*Euro Disney SCA	48,370	282,812
*Eurofins Scientific SA	4,524	280,369
#Exel Industries SA	10,525	458,523
Faiveley Transport SA	3,574	302,193
*Faurecia SA	87,585	2,375,979
Fimalac SA	29,963	1,289,484
Fleury Michon SA	4,694	207,994

72

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FRANCE — (Continued)
*Flo Groupe SA	29,358	$187,024
*GameLoft SA	20,003	124,388
*Gascogne SA	6,907	391,163
Gaumont SA	14,184	1,014,194
#*GECI International SA	59,392	281,139
Gemalto NV	149,247	6,801,849
Gevelot SA	3,584	198,789
*GFI Informatique SA	122,870	527,105
#GIFI SA	7,360	574,020
GL Events SA	14,161	492,221
#GPE Groupe Pizzorno SA	5,200	130,932
Groupe Crit SA	24,255	640,753
Groupe Eurotunnel SA	6,188	61,560
*Groupe Go Sport SA	2,297	34,364
Groupe Gorge SA	18,510	179,476
Groupe Guillin SA	1,200	113,166
#*Groupe Open SA	27,590	214,463
Groupe Steria SCA	66,505	1,793,288
#Guerbet SA	5,824	624,497
#Guyenne et Gascogne SA	25,083	2,769,366
*Haulotte Group SA	59,734	775,622
Havas SA	1,165,955	6,143,380
#*Hi-Media SA	10,913	53,857
#*Idsud SA	2,227	82,405
Ingenico SA	109,546	3,306,504
*Inter Parfums SA	1,373	51,954
Ipsen SA	25,125	885,406
Ipsos SA	84,878	4,091,814
*Kaufman & Broad SA	4,383	125,981
Korian SA	5,663	134,462
#Laurent-Perrier SA	11,943	1,344,451
*LDC SA	19	1,826
#*Lectra SA	83,499	487,659
Lisi SA	16,055	1,129,135
#LVL Medical Groupe SA	18,785	426,849
M6 Metropole Television SA	148,116	3,625,710
#Maisons France Confort SA	2,426	105,699
#*Manitou BF SA	46,187	974,576
Manutan International SA	13,379	898,272
*Meetic SA	3,575	106,799
#Mersen SA	58,913	2,585,614
MGI Coutier SA	2,753	123,528
#Mr. Bricolage SA	23,846	487,419
#Naturex SA	8,725	529,599
#Neopost SA	86,402	7,177,299
Nexans SA	92,377	6,588,947
Nexity SA	73,484	3,262,937
Norbert Dentressangle SA	12,330	1,003,926
NRJ Group SA	2,533	26,526
#*Oeneo SA	102,487	295,125
#Orpea SA	96,748	4,878,575
Osiatis SA	1,400	10,945
#*PagesJaunes Groupe SA	384,634	4,240,358
Paris Orleans et Cie SA	2,478	67,295
*Parrot SA	6,162	157,922
Pierre & Vacances SA	15,567	1,133,671
Plastic Omnium SA	29,952	1,813,476
*Plastivaloire SA	4,552	125,731
PSB Industries SA	8,438	278,961
Rallye SA	85,476	3,343,576
#*Recylex SA	39,995	363,097

73

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
FRANCE — (Continued)
#Remy Cointreau SA	77,795	$5,477,945
*Rexel SA	66,479	1,255,476
*Rhodia SA	311,738	8,691,016
Robertet SA	3,167	467,745
*Rodriguez Group SA	31,298	243,069
Rougier SA	6,115	255,053
Rubis SA	33,838	3,751,770
*S.T. Dupont SA	39,440	11,001
*Sa des Ciments Vicat SA	9,335	733,070
Sabeton SA	13,500	247,560
Saft Groupe SA	60,919	2,328,288
SAMSE SA	8,342	729,002
*Sartorius Stedim Biotech SA	866	39,737
SEB SA	87,918	8,430,197
*Seche Environnement SA	332	26,784
#Sechilienne SA	56,504	1,641,836
Securidev SA	2,500	81,458
SeLoger.com SA	21,482	1,078,333
#*Sequana SA	30,915	448,159
Signaux Girod SA	894	73,369
*Societe Anonyme d’Explosifs et de Produits Chimiques SA	524	193,701
Societe BIC SA	84,787	7,526,006
Societe des Bains de Mer et du Cercle des Etrangers a Monaco SA	46,150	3,019,311
Societe Pour l’Informatique Industrielle SA	40,908	245,466
Societe Television Francaise 1 SA	171,170	2,805,497
#*Soitec SA	365,404	3,772,032
#Somfy SA	21,738	4,770,129
Sopra Group SA	22,982	1,914,509
Stallergenes SA	33,074	2,818,986
#*Ste Industrielle d’Aviation Latecoere SA	3,517	33,091
Stef-TFE SA	28,838	1,606,256
Sucriere de Pithiviers Le Vieil SA	1,745	1,698,478
*Sword Group SA	4,053	149,330
Synergie SA	32,941	871,372
#*Technicolor SA	304,125	1,915,679
Teleperformance SA	158,000	4,992,930
Tessi SA	5,050	458,789
#*Theolia SA	215,705	380,568
#Tonnellerie Francois Freres SA	3,839	160,474
*Total Gabon	35	14,047
Touax SA	378	13,776
Toupargel Groupe SA	75	1,425
*Transgene SA	1,214	26,186
*Trigano SA	12,263	315,913
#*UbiSoft Entertainment SA	196,028	2,553,866
#Union Financiere de France Banque SA	15,895	684,333
*Valeo SA	232,962	12,592,625
Viel et Compagnie SA	158,130	636,265
#Vilmorin & Cie SA	18,821	2,000,471
Virbac SA	16,426	2,643,640
VM Materiaux SA	6,914	428,408
Vranken Pommery Monopole SA	12,131	581,253
Zodiac Aerospace SA	105,911	7,489,218
*Zueblin Immobiliere France SA	1,285	6,729

TOTAL FRANCE		265,863,879

GERMANY — (12.7%)
A.S. Creation Tapeton AG	6,853	299,090
*AAP Implantate AG	47,250	80,188
*Aareal Bank AG	302,222	7,378,490
*Abwicklungsgesellschaft Roesch AG Medizintechnik	7,300	406

74

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
*ADVA AG Optical Networking	120,254	$975,785
Agrob Immobilien AG	5,800	75,276
#*Air Berlin P.L.C.	107,677	509,541
#Aixtron AG	314,748	10,249,247
*Aligna AG	318,087	78,049
Amadeus Fire AG	16,192	624,630
Andreae-Noris Zahn AG	26,412	1,043,706
#*Arques Industries AG	21,373	63,144
*Arques Industries AG I-10 Shares	8,997	26,572
#Asian Bamboo AG	26,935	1,382,795
Augusta Technologie AG	26,396	545,656
#Aurubis AG	144,707	7,460,677
Baader Bank AG	132,511	581,090
#*Balda AG	120,860	1,057,981
#Bauer AG	19,385	893,112
BayWa AG	10,824	452,200
Bechtle AG	39,024	1,454,122
#*Bertrandt AG	22,607	1,467,454
*Beta Systems Software AG	8,550	34,514
Bilfinger Berger SE	162,980	11,946,841
*Biolitec AG	26,843	147,382
Biotest AG	20,784	1,119,184
*BKN International AG	33,408	2,278
*BMP AG	44,099	54,354
#*Borussia Dortmund GmbH & Co. KGaA	208,512	492,714
Carl Zeiss Meditec AG	58,224	1,008,073
CENIT AG	470	3,440
*Centrosolar Group AG	19,292	136,717
*Centrotec Sustainable AG	41,054	968,349
#*Centrotherm Photovoltaics AG	26,061	1,073,033
Cewe Color Holding AG	13,917	593,960
#Comdirect Bank AG	131,903	1,305,689
CompuGroup Medical AG	11,917	156,766
#*Conergy AG	370,951	274,213
#*Constantin Medien AG	314,299	715,963
CropEnergies AG	12,945	87,933
CTS Eventim AG	50,168	2,793,430
*Curanum AG	83,165	265,211
*D. Logistics AG	113,203	265,857
DAB Bank AG	130,043	769,951
*Data Modul AG	11,455	189,012
*Delticom AG	1,235	98,387
*Demag Cranes AG	48,370	2,411,185
*Deutsche Beteiligungs AG	10,507	303,805
*Deutsche Wohnen AG	68,918	828,825
*Deutz AG	249,610	2,135,743
#*Dialog Semiconductor P.L.C.	151,843	2,767,333
*Dierig Holding AG	10,500	125,480
Douglas Holding AG	100,341	5,601,173
*Dr. Hoenle AG	14,858	152,848
Drillisch AG	148,359	1,271,357
#*Duerr AG	34,299	1,040,464
DVB Bank SE	173,470	5,939,540
Eckert & Ziegler AG	6,924	247,635
#Elexis AG	32,938	553,560
*Elmos Semiconductor AG	34,592	391,176
#ElreingKlinger AG	96,945	3,240,427
*Epigenomics AG	27,680	86,659
Erlus AG	2,970	121,981
*Euromicron AG	4,746	154,164
#Euwax AG	17,978	1,251,133

75

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
*Evotec AG	1,165,338	$3,889,148
#Fielmann AG	56,670	5,746,279
Freenet AG	346,365	4,419,738
Fuchs Petrolub AG	46,541	5,987,309
GBW AG	28,417	534,012
*Gerresheimer AG	82,421	3,253,954
#Gerry Weber International AG	42,943	2,042,510
Gesco AG	9,182	564,093
GFK SE	68,806	2,869,257
#GFT Technologies AG	66,050	320,396
#Gildemeister AG	99,621	1,775,541
*Grammer AG	25,920	675,020
Grenkeleasing AG	31,484	1,672,497
#*H&R WASAG AG	15,594	463,770
#Hamborner REIT AG	31,350	321,311
#Hamburger Hafen und Logistik AG	50,236	2,197,937
*Hansa Group AG	146,815	606,956
Hawesko Holding AG	19,463	768,895
*Heidelberger Druckmaschinen AG	693,936	3,192,652
*Homag Group AG	5,600	120,323
*IKB Deutsche Industriebank AG	21,843	21,215
Indus Holding AG	41,674	1,108,186
Innovation in Traffic Systems AG	23,949	469,111
Interseroh SE	21,642	1,143,018
#*Intershop Communications AG	62,598	180,076
Isra Vision Systems AG	10,917	232,040
*IVG Immobilien AG	480,972	3,691,390
*Jenoptik AG	153,250	1,022,657
*Kampa AG	35,505	7,897
*Kloeckner & Co. SE	189,620	4,251,207
*Koenig & Bauer AG	4,664	93,567
Kontron AG	176,510	1,714,500
#*Krones AG	69,323	3,848,263
KSB AG	3,809	2,968,171
#*Kuka AG	97,095	2,015,564
#KWS Saat AG	17,224	3,077,061
Leifheit AG	12,500	337,542
*Leoni AG	108,940	3,975,651
#Loewe AG	25,187	222,979
LPKF Laser & Electronics AG	20,347	400,287
#*Manz Automation AG	2,066	154,384
*MasterFlex AG	7,812	39,033
*Maxdata Computer AG	94,120	15,851
Mediclin AG	119,554	637,164
#*Medigene AG	87,499	215,375
Medion AG	81,672	1,290,624
*Mensch und Maschine Software AG	27,532	151,299
#MLP AG	205,563	2,184,507
*Mologen AG	22,062	269,985
*Morphosys AG	57,456	1,368,826
MTU Aero Engines Holding AG	165,906	10,009,105
Muehlbauer Holding & Co. AG	14,905	580,858
#MVV Energie AG	114,055	4,652,124
Nemetschek AG	23,340	936,194
*Nexus AG	33,813	170,726
#*Nordex SE	104,915	1,015,728
#OHB Technology AG	35,659	646,705
Oldenburgische Landesbank AG	4,234	239,839
P&I Personal & Informatik AG	17,889	620,840
*Patrizia Immobilien AG	10,090	51,410
Pfeiffer Vacuum Technology AG	32,328	3,091,655

76

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
#*Pfleiderer AG	158,664	$805,586
#*Phoenix Solar AG	6,374	248,256
*PNE Wind AG	167,451	384,137
Praktiker Bau-und Heimwerkermaerkte Holding AG	152,387	1,444,977
*Progress-Werk Oberkirch AG	6,250	305,020
PSI AG fuer Produkte und Systeme der Informationstechnologie	28,359	617,363
PVA TePla AG	46,019	281,285
*Q-Cells SE	226,583	970,002
*QSC AG	287,340	733,275
R. Stahl AG	14,410	542,267
Rational AG	14,646	3,248,740
REALTECH AG	13,541	150,497
Renk AG	18,838	1,640,045
#*Repower Systems AG	5,276	870,626
Rheinmetall AG	111,360	8,031,101
Rhoen-Klinikum AG	379,608	8,894,423
*Roth & Rau AG	15,929	374,527
Ruecker AG	18,949	326,573
S.A.G. Solarstrom AG	8,882	46,158
Sartorius AG	30,837	986,017
*Schaltbau Holding AG	1,059	80,305
*Sedo Holding AG	69,691	340,972
*Sektkellerei Schloss Wachenheim AG	14,520	176,694
*SER Systems AG	9,400	681
#*SGL Carbon SE	217,830	8,077,263
*Silicon Sensor International AG	182	2,106
#*Singulus Technologies AG	189,731	881,027
Sinner AG	2,660	59,601
#Sixt AG	37,664	1,459,885
#*SKW Stahl-Metallurgie Holding AG	12,802	311,119
*Sky Deutschland AG	388,970	624,584
*SM Wirtschaftsberatungs AG	18,841	131,067
Software AG	70,053	9,809,297
#*Solar Millennium AG	34,471	948,466
*Solar-Fabrik AG	6,039	45,757
#*Solarworld AG	285,203	4,133,883
#*Solon SE	25,350	107,143
Stada Arzneimittel AG	173,213	5,338,789
STINAG Stuttgarter Invest AG	35,003	886,604
*Stoehr & Co. AG	6,000	26,952
#Stratec Biomedical Systems AG	26,506	997,272
Sued-Chemie AG	28,301	4,058,938
Suedzucker AG	7,437	175,285
*Sunways AG	15,188	100,766
*Suss Microtec AG	59,969	504,302
Symrise AG	278,877	8,494,967
Syzygy AG	30,656	144,514
*TAG Immobilien AG	10,306	86,388
Takkt AG	126,507	1,667,964
TDS Informationstechnologie AG	89,063	515,743
Telegate AG	20,500	196,447
*Tipp24 SE	3,229	129,664
Tognum AG	190,869	4,647,584
#*Tomorrow Focus AG	113,715	569,824
#*TUI AG	468,655	5,478,056
UMS United Medical Systems International AG	22,300	203,249
Umweltbank AG	17,805	421,355
#United Internet AG	167,408	3,005,427
VBH Holding AG	9,415	56,342
*Verbio AG	45,505	298,456
#*Versatel AG	12,209	68,534

77

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
#Vossloh AG	35,932	$4,187,288
*VTG AG	14,769	288,837
*Wacker Neuson SE	30,872	567,359
*Wanderer-Werke AG	7,903	1,647
*Washtec AG	926	10,724
Wincor Nixdorf AG	112,151	8,204,044
Wirecard AG	264,258	3,940,089
Wuerttembergische Lebensversicherung AG	27,308	792,670
Wuerttembergische Metallwarenfabrik AG	29,451	1,147,746
*XING AG	2,088	91,727
Zhongde Waste Technology AG	2,889	53,201

TOTAL GERMANY		305,820,641

GREECE — (2.4%)
Aegean Airlines S.A.	5,746	18,434
*Aegek S.A.	120,000	51,586
*Agricultural Bank of Greece S.A.	608,736	735,246
Alapis Holding Industrial & Commercial S.A. of Pharmaceutical Chemical Products	439,886	771,301
*Alfa Alfa Energy S.A.	3,810	7,371
*Altec Holdings S.A. IT & Communication Systems	80,278	8,896
*Alumil Aluminum Industry S.A.	52,526	45,336
*Alysida S.A.	2,376	6,584
*Anek Lines S.A.	605,331	176,492
*Astir Palace Hotels S.A.	93,886	287,163
*Athens Medical Center S.A.	150,874	123,972
*Atlantic Supermarkets S.A.	35,080	11,718
*Attica Bank S.A.	181,970	260,796
*Atti-Kat S.A.	56,554	7,886
Autohellas S.A.	83,520	165,456
*Babis Vovos International Construction S.A.	59,807	203,641
*Balafas S.A.	15,200	4,020
*Balkan Real Estate S.A.	41,970	26,297
#Bank of Cyprus Public Co., Ltd. S.A.	1,161,048	5,410,020
Bank of Greece S.A.	74,025	3,318,355
Centric Multimedia S.A.	29,538	20,552
*Daios Plastics S.A.	16,350	147,628
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	207,001	224,627
*EFG Eurobank Ergasias	110,382	681,304
*Elastron S.A.	110,793	125,376
*Elbisco Holding S.A.	28,098	14,470
Elektrak S.A.	38,037	113,498
*Elektroniki Athinon S.A.	34,490	22,973
Ellaktor S.A.	522,735	2,424,716
*Emporiki Bank of Greece S.A.	5,563	15,217
*Etma Rayon S.A.	11,242	22,062
Euro Reliance General Insurance Co. S.A.	54,730	45,588
*Euromedica S.A.	67,698	166,684
EYDAP Athens Water Supply & Sewage Co. S.A.	77,620	522,242
F.G. Europe S.A.	4,536	3,804
Folli-Follie S.A.	32,922	800,177
*Forthnet S.A.	254,703	222,884
Fourlis Holdings S.A.	131,153	1,249,933
Frigoglass S.A.	89,562	1,209,540
GEK Terna S.A.	271,328	1,477,093
*Geniki Bank S.A.	31,074	114,562
*Halkor S.A.	226,556	204,761
*Hellenic Cables S.A.	65,236	105,679
*Hellenic Duty Free Shops S.A.	98,334	648,696
Hellenic Exchanges S.A.	204,708	1,622,680
Hellenic Petroleum S.A.	302,750	2,424,875
*Hellenic Sugar Industry S.A.	78,005	90,900

78

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
GREECE — (Continued)
Heracles General Cement Co. S.A.	77,436	$506,596
Iaso S.A.	206,042	499,111
Inform P. Lykos S.A.	35,570	50,363
*Informatics S.A.	3,778	1,630
*Intracom Holdings S.A.	197,993	156,742
*Intracom Technical & Steel Constructions S.A.	86,337	92,574
Intralot SA-Integrated Lottery Systems & Services S.A.	297,518	1,300,853
*Ionian Hotel Enterprises S.A.	16,914	329,575
*Ipirotiki Software & Publications S.A.	22,110	59,699
*JUMBO S.A.	128,050	986,917
Karelia Tobacco Co., Inc. S.A.	5,787	494,010
*Kathimerini Publishing S.A.	47,170	328,343
*Lambrakis Press S.A.	115,149	120,122
*Lamda Development S.A.	905	5,037
*Lan-Net S.A.	12,688	21,191
*Lavipharm S.A.	96,324	71,073
Loulis Mills S.A.	41,702	92,866
Marfin Investment Group S.A.	1,665,622	1,875,632
Marfin Popular Bank Public Co., Ltd. S.A.	881,222	1,813,054
Metka S.A.	97,586	1,171,506
Michaniki S.A.	165,545	101,221
Motor Oil (Hellas) Corinth Refineries S.A.	141,859	1,556,995
*Mytilineos Holdings S.A.	324,571	1,987,291
*Neorion Holdings S.A.	17,993	17,530
*Pegasus Publishing S.A.	95,510	127,614
#*Piraeus Bank S.A.	1,030,246	5,350,415
*Piraeus Port Authority S.A.	17,752	301,125
*Promota Hellas S.A.	8,860	2,836
*Proton Bank S.A.	141,214	184,389
*Real Estate Development & Services S.A.	94,497	101,478
S&B Industrial Minerals S.A.	68,336	334,688
*Sanyo Hellas S.A.	23,637	5,063
Sarantis S.A.	74,884	394,478
*Selected Textile S.A.	87,690	39,182
*Sfakianakis S.A.	91,320	64,676
*Sidenor Steel Products Manufacturing Co. S.A.	3,844	13,606
*Spyroy Agricultural Products S.A.	61,348	48,716
*T Bank S.A.	228,007	113,944
*Technical Olympic S.A.	2,237	4,533
*Teletypos S.A. Mega Channel	77,669	345,256
Terna Energy S.A.	94,920	407,797
*Themeliodomi S.A.	37,422	19,271
Thessaloniki Port Authority S.A.	6,936	108,684
Thessaloniki Water Supply & Sewage Co S.A.	8,309	48,633
Thrace Plastics Co. S.A.	109,280	79,169
Titan Cement Co. S.A.	152,737	3,266,758
*TT Hellenic Postbank S.A.	695,353	3,721,670
*Varvaressos S.A.-European Spinning Mills	36,350	6,577
*Viohalco S.A.	409,999	2,317,209

TOTAL GREECE		57,410,789

IRELAND — (2.4%)
*Abbey P.L.C.	84,370	511,271
*Aer Lingus Group P.L.C.	725,316	1,159,600
*Allied Irish Banks P.L.C.	1,323,599	628,596
*Aminex P.L.C.	496,086	67,459
C&C Group P.L.C. (B010DT8)	399,607	1,838,264
C&C Group P.L.C. (B011Y09)	938,559	4,351,116
DCC P.L.C.	308,989	8,941,049
Donegal Creameries P.L.C.	26,085	152,579
*Dragon Oil P.L.C.	1,347,570	9,665,121

79

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
IRELAND — (Continued)
*Elan Corp. P.L.C.	74,754	$414,855
FBD Holdings P.L.C.	125,728	1,071,234
Fyffes P.L.C.	1,020,533	433,218
Glanbia P.L.C. (0066950)	700,613	3,337,143
Glanbia P.L.C. (4058629)	49,518	234,325
Grafton Group P.L.C.	342,327	1,461,391
Greencore Group P.L.C. (0386410)	615,927	933,067
*Greencore Group P.L.C. (5013832)	134,759	204,600
IFG Group P.L.C.	337,495	614,336
*Independent News & Media P.L.C. (B59HWB1)	282,831	242,482
*Independent News & Media P.L.C. (B5TR5N4)	318,060	274,280
Irish Continental Group P.L.C.	91,000	1,923,304
*Irish Life & Permanent Group Holdings P.L.C.	117,549	248,735
*Kenmare Resources P.L.C.	4,136,548	1,309,357
Kingspan Group P.L.C. (0492793)	351,640	2,943,347
Kingspan Group P.L.C. (4491235)	29,305	245,060
*McInerney Holdings P.L.C.	697,135	38,423
Paddy Power P.L.C.	180,573	7,291,136
*Providence Resources P.L.C.	62,580	178,743
*Smurfit Kappa Group P.L.C.	425,485	4,554,903
Total Produce P.L.C.	871,395	448,111
United Drug P.L.C. (3302480)	820,214	2,604,974
*United Drug P.L.C. (3335969)	2,500	7,930

TOTAL IRELAND		58,330,009

ISRAEL — (2.5%)
*Africa Israel Investments, Ltd.	141,264	986,198
*Alon Holdings Blue Square, Ltd.	44,917	408,169
*AL-ROV Israel, Ltd.	13,740	474,978
*Alvarion, Ltd.	175,598	455,116
*AudioCodes, Ltd.	103,436	491,740
*Avgol Industries 1953, Ltd.	35,000	23,140
*Biocell, Ltd.	19,162	276,263
*BioLine RX, Ltd.	535,468	508,415
*Clal Biotechnology Industries, Ltd.	146,663	810,958
Clal Industries & Investments, Ltd.	265,185	1,987,830
*Clal Insurance Enterprise Holdings, Ltd.	79,102	2,125,162
*Compugen, Ltd.	19,609	89,047
*Delek Automotive Systems, Ltd.	102,954	1,263,565
Delta-Galil Industries, Ltd.	6,589	54,665
*El Al Israel Airlines	262,749	97,596
*Elbit Medical Imaging, Ltd.	53,265	756,901
Electra (Israel), Ltd.	4,633	485,263
*Elron Electronic Industries, Ltd.	57,768	325,778
*Evogene, Ltd.	34,949	179,197
*EZchip Semiconductor, Ltd.	26,234	648,297
First International Bank Of Israel, Ltd.	95,487	1,345,678
*FMS Enterprises Migun, Ltd.	10,300	294,770
Formula Systems, Ltd.	27,112	382,313
*Frutarom Industries, Ltd.	150,986	1,509,261
*Fundtech, Ltd.	6,299	87,312
*Gilat Satellite Networks, Ltd.	27,147	145,411
*Given Imaging, Ltd.	16,590	294,038
*Golf & Co., Ltd.	52,551	358,681
Granite Hacarmel Investments, Ltd.	144,714	321,238
*Hadera Paper, Ltd.	8,920	765,383
Harel Insurance Investments & Finances, Ltd.	32,355	1,837,344
*Hot Telecommunications Systems, Ltd.	80,968	1,067,491
*Israel Discount Bank, Ltd.	594,075	1,205,300
*Israel Land Development Co., Ltd. (The)	4,737	57,304
*Ituran Location & Control, Ltd.	77,478	1,173,589

80

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
ISRAEL — (Continued)
*Jerusalem Oil Exploration	19,608	$469,963
*Kamada, Ltd.	110,315	828,471
Maabarot Products, Ltd.	21,999	347,965
*Makhteshim-Agan Industries, Ltd.	650,561	3,282,549
*Matrix IT, Ltd.	101,398	539,931
*Mellanox Technologies, Ltd.	38,649	874,950
*Menorah Mivtachim Holdings, Ltd.	96,261	1,291,510
*Migdal Insurance & Financial Holding, Ltd.	934,324	1,940,403
Mizrahi Tefahot Bank, Ltd.	196,548	1,834,847
*Naphtha Israel Petroleum Corp., Ltd.	103,666	503,338
*Neto ME Holdings, Ltd.	5,411	260,006
NetVision, Ltd.	29,667	379,490
*NICE Systems, Ltd.	41,874	1,382,365
*NICE Systems, Ltd. Sponsored ADR	119,492	4,001,787
*Oil Refineries, Ltd.	3,060,156	1,818,592
*Orckit Communications, Ltd.	38,290	131,185
*Ormat Industries, Ltd.	280,242	2,223,750
Osem Investments, Ltd.	94,881	1,493,192
*Paz Oil Co., Ltd.	11,507	1,816,110
*Phoenix Holdings, Ltd. (The)	172,005	594,287
Plasson Industries, Ltd.	3,076	75,540
*RADVision, Ltd.	17,688	124,221
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	26,405	719,190
*Retalix, Ltd.	62,414	778,023
Scailex Corp, Ltd.	23,057	446,421
Shikun & Binui, Ltd.	737,677	1,796,867
*Space Communication, Ltd.	5,403	103,983
*Strauss Group, Ltd.	114,730	1,807,490
*Suny Electronic, Ltd.	27,923	315,264
Super-Sol, Ltd. Series B	348,812	2,140,099
*Tower Semiconductor, Ltd.	1,261,189	1,725,928
*Union Bank of Israel, Ltd.	103,064	496,847

TOTAL ISRAEL		59,837,955

ITALY — (7.4%)
#*A.S. Roma SpA	293,436	502,379
#*ACEA SpA	237,397	2,832,556
Acegas-APS SpA	110,973	649,076
*Acotel Group SpA	810	48,000
Actelios SpA	58,406	180,076
*Aedes SpA	1,017,693	298,119
Aeroporto de Firenze SpA	17,399	288,426
#Alerion Cleanpower SpA	546,906	399,927
Amplifon SpA	169,528	913,568
Ansaldo STS SpA	209,641	2,891,935
#*Arnoldo Mondadori Editore SpA	361,989	1,277,132
Ascopiave SpA	24,029	55,324
Astaldi SpA	216,415	1,594,341
*Autogrill SpA	274,792	3,664,922
Azimut Holding SpA	431,543	4,401,272
Banca Finnat Euramerica SpA	685,945	494,025
#Banca Generali SpA	101,336	1,313,217
Banca Ifis SpA	96,129	714,431
*Banca Intermobiliare SpA	58,955	343,276
#Banca Piccolo Credito Valtellinese Scarl	633,240	3,212,252
#Banca Popolare dell’Emilia Romagna Scrl	312,328	3,858,625
*Banca Popolare dell’Etruria e del Lazio Scarl	51,573	239,220
Banca Popolare di Milano Scarl	1,092,906	5,109,912
#*Banca Popolare di Sondrio Scarl	657,187	6,213,903
*Banca Profilo SpA	373,887	246,501
Banco di Desio e della Brianza SpA	232,296	1,333,589

81

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
ITALY — (Continued)
BasicNet SpA	90,945	$364,431
#Beghelli SpA	427,981	379,011
Benetton Group SpA	209,290	1,700,792
#*Biesse SpA	54,004	408,867
*Bonifica Terreni Ferraresi e Imprese Agricole SpA	10,867	454,012
Brembo SpA	155,005	1,702,904
*Brioschi Sviluppo Immobiliare SpA	135,663	30,772
#Bulgari SpA	410,278	4,393,986
*Buongiorno SpA	369,672	615,668
#Buzzi Unicem SpA	201,739	2,320,830
*C.I.R. SpA - Compagnie Industriali Riunite	1,432,967	3,257,013
*Cairo Communication SpA	2,303	8,650
Caltagirone Editore SpA	6,045	14,733
Caltagirone SpA	246,310	669,688
*Cam Finanziaria SpA	36,527	21,558
#*Carraro SpA	113,633	443,709
Cembre SpA	40,330	306,693
Cementir Holding SpA	277,058	963,636
Class Editore SpA	165,655	112,727
Credito Artigiano SpA	361,183	668,317
Credito Bergamasco SpA	130,539	3,911,012
Credito Emiliano SpA	239,017	1,699,533
CSP International Fashion Group SpA	13,481	23,457
*Dada SpA	6,181	46,898
#*d’Amico International Shipping SA	126,574	191,096
Danieli & Co. SpA	54,740	1,444,520
*Datalogic SpA	6,397	47,150
Davide Campari - Milano SpA	914,018	5,797,156
De Longhi SpA	305,654	1,766,138
*DeA Capital SpA	95,232	173,669
DiaSorin SpA	45,014	1,849,095
*Digital Multimedia Technologies SpA	28,443	553,786
#*EEMS Italia SpA	90,607	186,608
*Elica SpA	44,844	94,258
Emak SpA	57,399	355,766
Engineering Ingegneria Informatica SpA	5,313	160,592
#*ERG Renew SpA	191,121	222,548
#ERG SpA	209,772	2,897,579
#*ErgyCapital SpA	5,992	4,205
Esprinet SpA	98,188	976,853
#*Eurotech SpA	72,555	231,393
#*Fastweb SpA	42,134	1,054,013
#*Fiera Milano SpA	37,863	255,807
#Fondiaria - SAI SpA	172,525	2,050,131
Gas Plus SpA	975	6,372
*Gefran SpA	31,849	162,880
*Gemina SpA	1,579,114	1,268,076
#Geox SpA	202,270	1,217,236
#GranitiFiandre SpA	79,737	350,394
*Gruppo Ceramiche Ricchetti SpA	127,131	47,295
*Gruppo Coin SpA	92,474	972,539
#*Gruppo Editoriale L’Espresso SpA	639,121	1,697,801
Hera SpA	1,720,734	3,641,881
*I Grandi Viaggi SpA	98,547	114,544
#Immsi SpA	696,806	853,715
#*Impregilo SpA	1,180,326	3,786,315
#Indesit Co. SpA	177,464	2,194,312
Industria Macchine Automatiche SpA	58,626	1,239,563
Industria Romagnola Conduttori Elettrici SpA	43,452	84,635
*Intek SpA	247,971	143,968
#*Interpump Group SpA	241,525	1,575,265

82

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
ITALY — (Continued)
Iren SpA	1,381,922	$2,428,639
*Isagro SpA	10,591	45,227
#Italcementi SpA	196,458	1,656,910
Italmobiliare SpA	23,493	831,799
#*Kerself SpA	17,741	78,330
*KME Group SpA	476,414	220,763
#Landi Renzo SpA	203,171	983,314
#Lottomatica SpA	164,158	2,740,532
Maire Tecnimont SpA	575,375	2,488,442
#*Marcolin SpA	57,928	279,748
#*Mariella Burani SpA	32,721	114,878
Marr SpA	127,201	1,381,753
#Mediolanum SpA	592,750	2,786,166
Milano Assicurazioni SpA	850,055	1,838,383
*Monrif SpA	315,834	183,303
*Montefibre SpA	172,887	37,108
Nice SpA	21,188	82,892
*Pagnossin SpA	9,000	—
*PanariaGroup Industrie Ceramiche SpA	42,000	94,798
#Piaggio & C. SpA	353,619	1,289,628
*Pininfarina SpA	82,321	383,742
#Pirelli & Co. SpA	782,291	6,684,015
#*Prelios SpA	2,108,288	1,238,234
#*Premafin Finanziaria SpA	961,257	1,437,612
Prysmian SpA	542,696	10,518,765
Recordati SpA	390,377	3,845,733
Reply SpA	4,020	95,942
*Retelit SpA	15,691	7,882
*Richard-Ginori 1735 SpA	140,800	10,013
Sabaf SpA	22,649	724,450
#*SAES Getters SpA	30,068	293,269
#*Safilo Group SpA	108,207	1,707,449
#*Saras SpA	1,207,744	2,673,136
Screen Service Broadcasting Technologies SpA	152,715	132,767
#*Seat Pagine Gialle SpA	2,988,837	546,013
#*Snai SpA	178,681	709,324
Societa Iniziative Autostradali e Servizi SpA	195,451	1,849,232
#Societe Cattolica di Assicurazoni Scrl SpA	166,478	4,529,945
*Sogefi SpA	173,096	599,583
Sol SpA	166,511	1,100,403
*Sorin SpA	1,079,611	2,624,576
*Stefanel SpA	112,528	108,352
#*Telecom Italia Media SpA	272,520	103,818
#*Tiscali SpA	3,437,478	509,821
Tod’s SpA	45,421	4,406,446
#Trevi Finanziaria SpA	132,607	1,762,750
*Uni Land SpA	51,835	39,585
Unipol Gruppo Finanziario SpA	2,008,552	1,579,180
Vianini Industria SpA	59,070	110,058
Vianini Lavori SpA	175,180	976,367
*Vincenzo Zucchi SpA	11,754	8,615
Vittoria Assicurazioni SpA	121,346	619,837
Zignago Vetro SpA	11,414	76,087

TOTAL ITALY		178,839,669

NETHERLANDS — (4.9%)
Aalberts Industries NV	355,012	6,511,800
Accell Group NV	36,396	1,873,173
*AFC Ajax NV	18,134	162,494
*AMG Advanced Metallurgical Group NV	51,742	480,637
Amsterdam Commodities NV	58,056	769,648

83

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
NETHERLANDS — (Continued)
Arcadis NV	182,658	$4,076,013
#*ASM International NV	196,173	5,010,318
*Atag Group NV	4,630	1,869
Batenburg Beheer NV	10,306	281,139
#*BE Semiconductor Industries NV	38,765	231,032
Beter Bed Holding NV	67,391	1,799,049
BinckBank NV	110,874	1,962,570
Brunel International NV	49,814	1,530,597
Crown Van Gelder NV	18,307	182,491
*Crucell NV	230,971	7,476,179
#*Crucell NV ADR	45,768	1,483,341
*CSM NV	205,019	6,496,219
DOCdata NV	22,463	275,080
*Draka Holding NV	86,217	1,838,493
Exact Holding NV	58,417	1,638,394
Fornix Biosciences NV	29,890	96,523
*Gamma Holding NV	3,628	110,013
Grontmij NV	74,782	1,594,936
*Heijmans NV	14,493	273,503
Hunter Douglas NV	214	10,727
#Imtech NV	249,209	8,372,256
#*InnoConcepts NV	237,971	62,625
#*Kardan NV	43,112	246,293
KAS Bank NV	47,193	825,667
*Kendrion NV	39,829	623,955
Koninklijke Bam Groep NV	786,435	5,326,989
Koninklijke Ten Cate NV	98,297	3,245,180
Koninklijke Vopak NV	15,145	757,696
#*Koninklijke Wessanen NV	175,479	660,726
#*LBi International NV	136,637	275,750
#Macintosh Retail Group NV	45,811	1,044,808
Mediq NV	208,313	3,988,269
Nederlandsche Apparatenfabriek NV	28,810	802,230
Nutreco NV	136,273	9,927,338
*Ordina NV	150,761	657,515
*Punch Graphix NV	49,509	223,213
*Qurius NV	335,655	129,116
#*Roto Smeets Group NV	12,418	237,893
Royal Reesink NV	1,784	177,648
SBM Offshore NV	556,537	11,359,298
Sligro Food Group NV	92,887	3,045,320
*SNS Reaal Groep NV	453,703	2,100,193
*Stern Groep NV	1,258	33,841
Telegraaf Media Groep NV	163,704	3,167,880
*Textielgroep Twenthe NV	1,000	3,480
TKH Group NV	101,503	2,530,344
#*TomTom NV	478,473	4,202,297
Unit 4 NV	74,403	2,231,559
*USG People NV	203,344	3,778,523
#*Wavin NV	119,108	1,646,870

TOTAL NETHERLANDS		117,851,010

NORWAY — (2.9%)
ABG Sundal Collier Holding ASA	200,306	250,622
#*Acta Holding ASA	465,022	227,297
#*Aker ASA	6,773	139,006
*Aktiv Kapital ASA	78,617	581,503
Arendals Fosse Kompani ASA	100	27,808
Atea ASA	222,782	1,884,550
#Austevoll Seafood ASA	83,693	610,676
#*Blom ASA	80,567	50,018

84

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
NORWAY — (Continued)
Bonheur ASA	50,200	$1,244,872
#*BW Offshore, Ltd. ASA	709,991	1,540,900
#*BWG Homes ASA	66,520	254,330
*Camillo Eitze & Co. ASA	58,200	94,976
Cermaq ASA	222,505	2,829,558
#*Copeinca ASA	54,030	497,372
#*Deep Sea Supply P.L.C.	307,190	574,334
#*Det Norske Oljeselskap ASA	53,277	227,597
#*DNO International ASA	3,050,200	4,800,121
#*Dockwise, Ltd. ASA	17,255	438,928
*DOF ASA	119,493	900,594
#*EDB ErgoGroup ASA	164,034	500,915
#*Eitzen Chemical ASA	527,035	108,385
#Ekornes ASA	109,590	2,842,012
*Electromagnetic GeoServices ASA	208,954	329,385
*Eltek ASA	205,379	94,357
#Farstad Shipping ASA	59,440	1,506,387
Ganger Rolf ASA	54,510	1,276,050
*Golar LNG Energy, Ltd. ASA	2,424	4,346
Golar LNG, Ltd. ASA	16,969	226,007
#Golden Ocean Group, Ltd. ASA	863,548	1,253,745
Grieg Seafood ASA	77,889	227,519
#*Havila Shipping ASA	22,400	216,426
#*Kongsberg Automotive Holding ASA	1,418,094	1,067,440
Kongsberg Gruppen ASA	94,763	1,973,314
*Kverneland ASA	258,080	176,149
#Leroy Seafood Group ASA	27,442	726,758
#Nordic Semiconductor ASA	537,446	1,833,615
#*Norse Energy Corp. ASA	1,425,846	323,607
*Norske Skogindustrier ASA Series A	331,283	676,664
#*Norwegian Air Shuttle ASA	56,541	868,178
*Norwegian Energy Co. ASA	534,763	1,565,322
*Odfjell ASA Series A	92,300	555,980
Olav Thon Eiendomsselskap ASA	12,960	1,737,665
#Opera Software ASA	280,421	1,362,201
#*Panoro Energy ASA	122,537	113,819
*PCI Biotech AS	3,357	21,970
#*Petrolia Drilling ASA	728,610	188,582
#Photocure ASA	33,562	256,224
#*Pronova BioPharma ASA	406,796	681,394
Prosafe ASA	567,470	3,742,396
#*Q-Free ASA	80,000	244,322
Salmar ASA	5,309	52,629
Scana Industrier ASA	299,618	321,402
*Seabird Exploration, Ltd. ASA	106,000	50,882
*Sevan Marine ASA	2,385,768	3,222,249
#*Siem Offshore, Inc. ASA	149,462	238,705
Solstad Offshore ASA	57,000	1,029,381
*Songa Offshore SE	487,407	2,244,972
SpareBanken 1 SMN	221,027	2,001,473
*Subsea 7, Inc. ASA	84,896	1,789,793
#TGS Nopec Geophysical Co. ASA	404,241	7,005,340
Tomra Systems ASA	587,328	3,578,991
#*TTS Marine ASA	41,000	61,121
Veidekke ASA	310,230	2,571,148
Wilh Wilhelmsen Holding ASA	60,550	1,311,187

TOTAL NORWAY		69,355,469

PORTUGAL — (0.9%)
#*Altri SGPS SA	119,537	657,956
#Banco BPI SA	885,923	1,964,107

85

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
PORTUGAL — (Continued)
Banif SGPS SA	422,821	$623,718
*Corticeira Amorim SGPS SA	223,729	329,958
Finibanco Holdings SGPS SA	291,186	786,494
Ibersol SGPS SA	20,401	232,879
#*Impresa SGPS SA	369,303	761,550
#*Investimentos Participacoes e Gestao SA	319,480	191,420
#Mota-Engil SGPS SA	341,524	1,020,697
Novabase SGPS SA	65,729	305,426
*ParaRede SGPS SA	94,525	64,451
Portucel-Empresa Produtora de Pasta de Papel SA	806,718	2,686,281
Redes Energeticas Nacionais SA	389,775	1,463,190
*Sag Gest—Solucoes Automovel Globais SGPS SA	251,556	265,259
Sociedade de Investimento e Gestao SGPS SA	256,388	3,030,508
*Sonae Capital SGPS SA	13,627	8,778
*Sonae Industria SGPS SA	264,159	815,710
#Sonae SGPS SA	2,142,715	2,541,746
*Sonaecom SGPS SA	453,482	1,025,463
*Sumol + Compal SA	67,967	109,294
Teixeira Duarte SA	734,737	1,012,387
Toyota Caetano Portugal SA	53,308	274,520
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	413,096	2,205,535

TOTAL PORTUGAL		22,377,327

SPAIN — (5.2%)
#Abengoa SA	138,479	3,837,222
Adolfo Dominguez SA	20,351	271,180
Almirall SA	147,491	1,398,468
*Amper SA	88,114	482,195
Antena 3 de Television SA	256,811	2,631,114
*Azkoyen SA	70,532	235,177
#*Banco de Valencia SA	343,509	1,938,891
Banco Guipuzcoano SA	339,914	1,865,203
#Banco Pastor SA	300,653	1,469,689
#Bankinter SA	504,285	3,364,030
*Baron de Ley SA	13,910	863,740
#Bolsas y Mercados Espanoles SA	198,085	5,405,039
Caja de Ahorros del Mediterraneo SA	72,359	739,832
Campofrio Food Group SA	95,179	974,808
#Cementos Portland Valderrivas SA	42,135	865,615
*Cie Automotive SA	20,734	112,272
*Codere SA	46,336	515,415
Compania Vinicola del Norte de Espana SA	16,119	325,015
Construcciones y Auxiliar de Ferrocarriles SA	7,518	4,240,233
#*Corporacion Dermoestetica SA	30,628	82,576
Dinamia SA	14,882	180,674
#Duro Felguera SA	276,209	2,372,345
Ebro Foods SA	312,280	6,867,586
Elecnor SA	198,254	2,758,626
#*Ercros SA	226,105	257,431
#Faes Farma SA	524,403	2,178,970
#Fluidra SA	36,768	131,934
#*Gamesa Corp Tecnologica SA	651,029	4,534,611
#*General de Alquiler de Maquinaria SA	32,241	87,053
#*Gestevision Telec, Inc. SA	328,012	4,185,699
#Grifols SA	354,910	5,753,292
Grupo Catalana Occidente SA	162,080	3,381,219
*Grupo Empresarial Ence SA	528,684	1,926,877
#*Grupo Ezentis SA	867,482	702,852
*Grupo Tavex SA	244,131	160,841
*Iberia Lineas Aereas de Espana SA	1,381,661	6,069,228
Iberpapel Gestion SA	25,850	497,649

86

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SPAIN — (Continued)
#Indra Sistemas SA	308,241	$6,039,885
Inmobiliaria del Sur SA	2,902	58,466
#*Jazztel P.L.C.	686,205	3,154,846
*La Seda de Barcelona SA	10,928,289	1,064,521
Laboratorios Farmaceuticos Rovi SA	18,975	142,605
Miquel y Costas & Miquel SA	26,111	744,702
#*Natra SA	109,456	318,968
*Natraceutical SA	645,689	342,588
#*NH Hoteles SA	421,083	2,211,091
*Nicolas Correa SA	26,994	53,485
*NYESA Valores Corp SA	6,960	19,984
#Obrascon Huarte Lain SA	134,539	4,405,726
#*Papeles y Cartones de Europa SA	209,482	1,123,392
#Pescanova SA	36,768	1,199,474
#Prim SA	39,424	317,399
#*Promotora de Informaciones SA	303,496	784,994
Prosegur Cia de Seguridad SA	87,574	5,242,523
*Realia Business SA	177,306	373,825
*Renta Corp Real Estate SA	20,828	49,743
#*Reyal Urbis SA.	24,393	54,659
#*Sacyr Vallehermoso SA	38,212	250,941
*Service Point Solutions SA	553,372	416,512
#*Sociedad Nacional Inds. Aplicaciones Celulosa Espanola SA	220,774	352,774
#Sol Melia SA	206,682	2,061,799
Solaria Energia y Medio Ambiente SA	59,008	128,806
#*SOS Corp Alimentaria SA	294,272	647,442
#Tecnicas Reunidas SA	77,864	4,843,975
#Telecomunicaciones y Energia SA	146,125	518,523
#*Tubacex SA	427,191	1,501,225
*Tubos Reunidos SA	416,951	1,116,415
Unipapel SA	47,385	725,513
#*Vertice Trescientos Sesenta Grados SA	57,183	17,056
Vidrala SA	64,706	1,906,255
Viscofan SA	183,430	6,390,899
#*Vocento SA	196,477	1,010,799
*Vueling Airlines SA	7,307	102,352
#*Zeltia SA	637,268	2,855,189

TOTAL SPAIN		126,213,952

SWEDEN — (6.3%)
Aarhuskarlshamn AB	70,114	1,651,679
#Acando AB	160,086	274,379
#*Active Biotech AB	104,812	1,823,788
#Addtech AB Series B	59,000	1,381,730
AF AB	94,400	1,644,219
#*Anoto Group AB	43,594	25,144
Aros Quality Group AB	41,400	329,252
Atrium Ljungberg AB Series B	15,200	180,986
Avanza Bank Holding AB	49,711	1,635,660
Axfood AB	89,350	3,134,659
#Axis Communications AB	174,894	2,751,145
B&B Tools AB	77,850	1,177,524
#*BE Group AB	124,598	755,802
Beiger Electronics AB	14,700	377,879
Beijer Alma AB	57,200	1,180,632
*Bergs Timber AB Series B	17,000	62,271
*Betsson AB	75,474	1,167,898
Bilia AB Series A	113,425	2,021,797
Billerud AB	326,600	2,628,508
*BioGaia AB Series B	38,000	523,352
*BioInvent International AB	110,696	431,783

87

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWEDEN — (Continued)
Biotage AB	141,240	$149,078
#Bjoern Borg AB	45,200	412,043
Bong Ljungdahl AB	24,800	104,126
*Boras Waefveri AB Series B	6,564	1,306
*Bure Equity AB	236,901	1,156,187
#Cantena AB	56,762	1,187,800
Cardo AB	61,615	2,377,419
Castellum AB	408,700	5,354,847
#Clas Ohlson AB Series B	87,068	1,494,346
*Cloetta AB	55,296	320,180
Concordia Maritime AB Series B	70,300	203,466
*Connecta AB	3,210	36,804
Consilium AB Series B	16,994	61,189
*CyberCom Group AB	3,506	12,239
#*Diamyd Medical AB	45,279	906,162
*DORO AB	26,023	98,138
Duni AB	54,964	523,881
*East Capital Explorer AB	51,309	568,315
#Elekta AB Series B	302,500	11,441,870
Enea AB	56,200	392,431
#*Eniro AB	275,520	178,660
#Fabege AB	391,400	4,094,341
Fagerhult AB	16,800	353,909
Fenix Outdoor AB	1,090	26,815
G & L Beijer AB Series B	27,400	950,400
*Gunnebo AB	120,231	773,569
#Hakon Invest AB	129,449	2,377,665
*Haldex AB	81,125	971,046
Heba Fastighets AB Series B	43,500	427,006
#Hexagon AB	8,630	175,606
Hexpol AB	32,737	656,154
*HIQ International AB	123,289	642,508
*HMS Networks AB	2,195	34,176
Hoganas AB Series B	85,800	3,021,022
Holmen AB	77,242	2,452,007
#HQ AB	19,037	20,225
*Industrial & Financial Systems AB Series B	50,260	714,919
Indutrade AB	18,804	563,225
Intrum Justitia AB	188,754	2,603,154
JM AB	267,473	5,806,257
#KappAhl AB	160,543	1,441,957
#*Karo Bio AB	324,071	201,419
Klovern AB	294,976	1,337,532
#KNOW IT AB	26,153	256,354
Kungsleden AB	412,300	3,267,928
Lagercrantz Group AB Series B	64,300	406,846
Lammhults Design Group AB	19,547	121,560
*LBi International NV	12,288	24,872
Lennart Wallenstam Byggnads AB Series B	120,400	3,067,261
*Lindab International AB	63,558	903,475
*Loomis AB	163,057	2,043,690
*Lundin Petroleum AB	699,240	6,622,573
Meda AB Series A	581,240	4,779,855
*Medivir AB	57,404	1,065,042
Mekonomen AB	47,480	1,497,855
*Micronic Mydata AB	62,658	114,428
*Midelfart Sonesson AB Series B	1,733	3,636
#Munters AB	181,900	2,091,237
NCC AB Series B	230,705	4,922,623
*Net Entertainment NE AB	8,935	97,277
#*Net Insight AB	1,012,579	601,059

88

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWEDEN — (Continued)
New Wave Group AB Series B	92,632	$595,628
NIBE Industrier AB	192,620	2,372,474
Niscayah Group AB	471,315	812,632
#*Nobia AB	423,989	3,305,707
Nolato AB Series B	66,440	849,121
*Nordnet AB	105,236	366,423
OEM International AB Series B	44,400	335,404
#*Opcon AB	11,134	31,579
#*ORC Software AB	58,850	988,454
#*Orexo AB	45,227	286,502
*PA Resources AB	705,123	564,535
#*Partnertech AB	28,800	103,022
#Peab AB Series B	447,174	3,564,183
Poolia AB Series B	33,150	173,906
*Pricer AB	1,711,500	197,262
ProAct IT Group AB	29,000	438,704
*Proffice AB	215,400	834,562
*Profilgruppen AB	13,582	106,868
#Q-Med AB	154,800	1,274,737
RaySearch Laboratories AB	45,598	259,018
*Rederi AB Transatlantic	93,000	371,253
*Rezidor Hotel Group AB	213,587	1,229,720
*rnb Retail & Brands AB	250,484	286,989
Saab AB	86,569	1,354,470
#*SAS AB	258,449	981,539
*Scribona AB Series B	226,140	385,797
#*Seco Tools AB	58,163	855,243
*Sectra AB	15,998	74,007
#*Semcon AB	39,900	173,546
Sigma AB Series B	25,800	20,870
#*Sintercast AB	11,800	90,568
Skistar AB	92,100	1,834,214
*Studsvik AB	21,900	224,060
Sweco AB	183,300	1,565,035
#*Swedish Orphan Biovitrum AB	314,444	1,889,298
#*TradeDoubler AB	28,124	133,583
Trelleborg AB Series B	878,565	8,280,093
Uniflex AB Series B	3,630	91,862
VBG AB Series B	1,084	16,689
Vitrolife AB	41,500	215,243
Wihlborgs Fastigheter AB	63,858	1,796,195

TOTAL SWEDEN		153,004,052

SWITZERLAND — (13.0%)
Acino Holding AG	8,398	745,401
*Addex Pharmaceuticals, Ltd.	1,491	16,472
Advanced Digital Broadcast Holdings SA	730	20,726
*Affichage Holding SA	5,703	793,136
*AFG Arbonia-Forster Holding AG	32,169	768,980
Allreal Holding AG	27,146	3,743,175
Also Holding AG	16,195	904,500
Aryzta AG	289,080	12,810,535
*Ascom Holding AG	160,822	2,133,741
#Bachem Holdings AG	24,136	1,374,552
Bank Coop AG	31,292	2,147,303
Bank Sarasin & Cie AG Series B	175,095	6,407,423
Banque Cantonale de Geneve SA	4,021	882,200
Banque Cantonale du Jura SA	4,500	273,945
#Banque Cantonale Vaudoise AG	8,999	4,374,159
Banque Privee Edmond de Rothschild SA	157	3,780,074
Barry Callebaut AG	5,651	4,555,417

89

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
Basellandschaftliche Kantonalbank AG	582	$745,198
*Basilea Pharmaceutica AG	6,293	441,456
Basler Kantonalbank AG	3,114	449,937
Belimo Holdings AG	1,830	3,152,432
Bell Holding AG	47	77,038
Bellevue Group AG	26,737	819,484
Berner Kantonalbank AG	23,122	5,615,550
BKW FMB Energie AG	13,618	928,031
*Bobst Group AG	35,619	1,594,823
Bossard Holding AG	8,386	893,918
Bucher Industries AG	31,723	4,871,912
Burckhardt Compression Holding AG	5,193	1,235,857
Calida Holding AG	396	205,226
Carlo Gavazzi Holding AG	1,065	184,098
Centralschweizerische Kraftwerke AG	133	44,576
Cham Paper Holding AG	490	104,436
*Charles Voegele Holding AG	29,686	1,570,086
*Cicor Technologies, Ltd.	489	17,106
*Cie Financiere Tradition SA	5,758	631,688
*Clariant AG	877,755	14,844,717
Coltene Holding AG	12,876	725,144
Conzzeta AG	1,348	2,463,949
*Cytos Biotechnology AG	3,034	43,758
Daetwyler Holding AG	26,077	1,935,043
Datacolor AG	458	155,902
*Dufry AG	54,547	6,347,199
Edipresse SA	1,527	414,317
#EFG International AG	155,388	1,912,439
#EGL AG	3,062	2,093,017
*ELMA Electronic AG	472	205,401
Emmi AG	13,244	2,204,955
EMS-Chemie Holding AG	26,344	4,096,153
Energiedienst Holding AG	71,249	3,685,594
*Feintol International Holding AG	1,601	536,642
Flughafen Zuerich AG	13,157	4,850,728
Forbo Holding AG	6,003	3,233,262
#Galenica Holding AG	17,786	8,595,752
*GAM Holding AG	664,563	10,499,380
*George Fisher AG	14,433	6,184,801
Gurit Holding AG	1,288	703,189
Helvetia Holding AG	16,812	5,921,704
Implenia AG	48,298	1,450,928
*Interroll-Holding AG	2,404	831,840
Intershop Holding AG	3,345	1,017,281
Kaba Holding AG	11,299	3,789,509
*Kardex AG	17,464	492,322
*Komax Holding AG	9,262	860,714
Kudelski SA	107,664	2,753,742
Kuoni Reisen Holding AG	12,526	5,372,434
*LEM Holding SA	3,546	1,562,190
Liechtensteinische Landesbank AG	3,094	209,857
#*LifeWatch AG	55,532	593,249
#*Logitech International SA	590,988	11,204,264
*Lonza Group AG	22,188	1,942,398
Luzerner Kantonalbank AG	17,399	5,536,312
Metall Zug AG	211	663,860
*Meyer Burger Technology AG	111,976	3,560,463
*Micronas Semiconductor Holding AG	95,471	854,436
Mobilezone Holding AG	112,258	1,196,170
Mobimo Holding AG	6,827	1,308,343
Nobel Biocare Holding AG	439,153	7,260,518

90

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
*OC Oerlikon Corp. AG	288,012	$1,505,969
Orascom Development Holding AG	2,311	140,274
Orell Fuessli Holding AG	4,930	717,139
*Panalpina Welttransport Holding AG	41,551	5,190,280
*Parco Industriale e Immobiliare SA	600	2,134
Partners Group Holding AG	25,837	4,726,679
Petroplus Holdings AG	276,230	3,263,087
Phoenix Mecano AG	2,953	1,919,809
PSP Swiss Property AG	141,111	10,844,983
*PubliGroupe SA	891	87,501
#*Rieters Holdings AG	15,236	4,411,226
#Romande Energie Holding SA	2,714	4,231,677
*Schaffner Holding AG	1,830	405,914
#*Schmolz + Bickenbach AG	5,152	95,518
#Schulthess Group AG	14,148	538,033
Schweiter Technologies AG	4,006	2,720,018
Schweizerische National-Versicherungs-Gesellschaft AG	40,290	1,305,891
*Siegfried Holding AG	8,312	801,716
Sika AG	2,097	4,158,171
Societa Elettrica Sopracenerina SA	2,340	555,481
#St. Galler Kantonalbank AG	9,259	4,357,585
Straumann Holding AG	14,121	2,956,235
Sulzer AG	76,216	9,279,827
Swiss Life Holding AG	66,645	8,155,630
Swisslog Holding AG	775,803	693,197
*Swissmetal Holding AG	13,504	105,417
Swissquote Group Holding SA	40,025	1,894,367
Tamedia AG	14,878	1,600,435
Tecan Group AG	39,557	2,753,269
#*Temenos Group AG	198,827	6,664,445
*Tornos SA	38,028	437,004
*U-Blox AG	728	39,196
Valartis Group AG	936	22,714
#Valiant Holding AG	45,484	7,107,562
Valora Holding AG	11,488	3,034,250
Vaudoise Assurances Holding SA	3,163	734,889
#Verwaltungs und Privat-Bank AG	5,142	558,347
Villars Holding SA	150	80,407
#Von Roll Holding AG	82,018	434,836
#Vontobel Holdings AG	102,548	3,539,837
VZ Holding AG	266	28,245
Walliser Kantonalbank AG	1,416	997,072
Winterthur Technologie AG	515	26,095
WMH Walter Meier Holding AG	4,738	832,737
#Ypsomed Holdings AG	5,531	306,363
Zehnder Group AG	764	1,560,211
#*Zueblin Immobilien Holding AG	76,620	288,033
Zuger Kantonalbank AG	611	3,141,385

TOTAL SWITZERLAND		312,679,557

TOTAL COMMON STOCKS		2,064,626,190

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
*EVN AG Rights 11/12/10	48,671	2,777

BELGIUM — (0.0%)
*Agfa-Gevaert NV STRIP VVPR	122,951	—
*Deceuninck NV STRIP VVPR	247,412	1,033
*RealDolmen NV STRIP VVPR	6,067	17
*SAPEC SA STRIP VVPR	75	84

91

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
BELGIUM — (Continued)
*Zenitel NV STRIP VVPR	8,654	$24

TOTAL BELGIUM		1,158

ITALY — (0.0%)
*Intek SpA Warrants 12/30/11	62,985	3,051
*KME Group SpA Warrants 12/30/11	197,550	6,076
*Tiscali SpA Warrants 12/15/14	3,437,478	11,961

TOTAL ITALY		21,088

TOTAL RIGHTS/WARRANTS		25,023

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $8,480,000 FNMA 5.50%, 12/01/38, valued at $4,364,113) to be repurchased at $4,298,068	$4,298	4,298,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.3%)
§@DFA Short Term Investment Fund	339,465,423	339,465,423
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $5,121,648)## to be repurchased at $5,021,316	$5,021	5,021,224

TOTAL SECURITIES LENDING COLLATERAL		344,486,647

TOTAL INVESTMENTS — (100.0%) (Cost $2,089,127,748)		$2,413,435,860

92

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (79.4%)
Consumer Discretionary — (8.3%)
*AlarmForce Industries, Inc.	4,310	$31,694
Astral Media, Inc. Class A	186,347	7,472,882
*Azure Dynamics Corp.	439,923	125,088
#*Ballard Power Systems, Inc.	376,152	674,927
BMTC Group, Inc.	10,443	239,701
#*Coastal Contacts, Inc.	204,045	314,100
Cogeco Cable, Inc.	62,961	2,407,568
*Cogeco, Inc.	1,001	32,781
Corus Entertainment, Inc. Class B	278,300	6,008,595
*Dollarama, Inc.	26,800	706,328
Dorel Industries, Inc. Class B	107,500	3,623,738
easyhome, Ltd.	3,600	32,297
Forzani Group, Ltd. Class A	130,900	1,958,559
*Glacier Media, Inc.	137,300	316,359
Glentel, Inc.	22,000	485,342
#*Great Canadian Gaming Corp.	286,100	2,263,778
#Groupe Aeroplan, Inc.	593,776	7,219,161
#*Imax Corp.	270,137	5,861,488
Indigo Books & Music, Inc.	100	1,501
#Le Chateau, Inc. Class A	79,200	970,683
Leon’s Furniture, Ltd.	133,912	1,798,798
Linamar Corp.	179,780	3,960,836
#*Martinrea International, Inc.	240,610	2,028,871
#MDC Partners, Inc.	71,000	987,832
#*MEGA Brands, Inc.	470,100	267,338
#Quebecor, Inc. Class B	159,493	5,753,258
Reitmans Canada, Ltd.	7,468	133,778
Reitmans Canada, Ltd. Class A	193,400	3,712,886
*RONA, Inc.	442,375	5,638,666
Sears Canada, Inc.	10,108	193,260
#Torstar Corp. Class B	204,377	2,581,014
TVA Group, Inc. Class B	7,000	87,577
Uni-Select, Inc.	56,056	1,461,446

Total Consumer Discretionary		69,352,130

Consumer Staples — (2.0%)
#Alliance Grain Traders, Inc.	38,780	1,203,439
*Atrium Innovations, Inc.	145,836	2,123,409
#*BioExx Specialty Proteins, Ltd.	186,617	466,588
Canada Bread Co., Ltd.	14,021	603,512
#*Coolbrands International, Inc.	10,430	41,826
Corby Distilleries, Ltd.	60,932	955,890
*Cott Corp.	486,800	4,004,561
*GLG Life Tech Corp.	20,670	179,360
#Jean Coutu Group (PJC), Inc. Class A (The)	286,261	2,573,795
Maple Leaf Foods, Inc.	254,000	3,080,675
Premium Brands Holdings Corp.	33,805	472,322
*SunOpta, Inc.	187,529	1,230,090
*Sun-Rype Products, Ltd.	100	858

Total Consumer Staples		16,936,325

Energy — (14.2%)
*Advantage Oil & Gas, Ltd.	558,431	3,460,422
Akita Drilling, Ltd.	42,000	366,507
*AltaGas, Ltd.	5,683	113,504
*Alter Nrg Corp.	14,390	28,218
*Anderson Energy, Ltd.	482,579	515,748
*Angle Energy, Inc.	182,566	1,364,009

93

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Energy — (Continued)
#*Antrim Energy, Inc.	487,500	$511,447
*Arsenal Energy, Inc.	388,950	331,784
#*Bankers Petroleum, Ltd.	759,182	5,322,239
*Bellatrix Exploration, Ltd.	273,540	984,304
#*Birchcliff Energy, Ltd.	336,400	2,816,802
#*BlackPearl Resources, Inc.	872,869	3,680,103
#Bonterra Energy Corp.	14,002	594,869
Calfrac Well Services, Ltd.	107,264	2,696,587
*Calmena Energy Services, Inc.	79,771	51,622
*Calvalley Petroleum, Inc.	302,339	1,191,688
#Canadian Energy Services & Technology Corp.	33,361	676,117
*Canyon Services Group, Inc.	58,402	475,279
*CE Franklin, Ltd.	20,400	137,213
*Celtic Exploration, Ltd.	245,200	2,952,305
*Cequence Energy, Ltd.	35,096	61,252
*Chinook Energy, Inc.	92,783	161,931
*CIC Energy Corp.	31,465	183,564
*Cinch Energy Corp.	131,081	154,228
*Compton Petroleum Corp.	779,146	378,152
*Connacher Oil & Gas, Ltd.	1,371,226	1,559,586
*Corridor Resources, Inc.	348,780	2,294,650
*Crew Energy, Inc.	268,096	5,183,698
*Crocotta Energy, Inc.	49,690	72,106
#Daylight Energy, Ltd.	131,299	1,278,360
*Delphi Energy Corp.	326,516	662,700
#*Denison Mines Corp.	942,269	1,977,111
Ensign Energy Services, Inc.	316,120	3,923,992
*Epsilon Energy, Ltd.	180,811	443,208
*Essential Energy Services, Ltd.	76,570	123,875
*Fairborne Energy, Ltd.	271,329	1,074,781
*Flint Energy Services, Ltd.	139,000	2,171,066
#*Galleon Energy, Inc. Class A	279,437	1,068,540
*Geomark Exploration, Ltd.	82,540	84,167
#*Ivanhoe Energy, Inc.	874,385	2,263,336
*Legacy Oil + Gas, Inc.	320,311	3,856,671
*Mega Uranium, Ltd.	717,094	548,420
#*MGM Energy Corp.	14,000	2,677
*Midway Energy, Ltd.	187,768	677,504
#Mullen Group, Ltd.	210,105	3,151,884
#*North American Energy Partners, Inc.	31,226	270,958
Nuvista Energy, Ltd.	293,825	2,659,089
*Open Range Energy Corp.	71,142	89,285
*OPTI Canada, Inc.	926,355	635,796
#*Orleans Energy, Ltd.	180,380	362,564
#*Pace Oil & Gas, Ltd.	106,734	775,467
*Paramount Resources, Ltd. Class A	127,639	2,561,791
Pason Systems, Inc.	222,900	2,605,126
*Perpetual Energy, Inc.	197,793	831,976
*Petrolifera Petroleum, Ltd.	195,038	128,126
#Petrominerales, Ltd.	93,623	2,398,636
*Precision Drilling Corp.	158,549	1,243,643
#Progress Energy Resources Corp.	387,604	4,115,846
*ProspEx Resources, Ltd.	87,537	108,145
*Pulse Seismic, Inc.	156,524	219,462
#*Questerre Energy Corp.	700,260	1,187,812
*Ram Power Corp.	10,723	22,815
*Rock Energy, Inc.	93,933	406,162
Savanna Energy Services Corp.	260,300	1,493,043
ShawCor, Ltd.	209,500	6,445,838
*SilverBirch Energy Corp.	165,119	1,052,332
*Sonde Resources Corp.	400	1,275

94

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Energy — (Continued)
#*SouthGobi Resources, Ltd.	64,923	$696,399
*Strateco Resources, Inc.	143,143	89,824
*Terra Energy Corp.	86,885	97,968
Total Energy Services, Inc.	89,596	807,322
*Transglobe Energy Corp.	216,240	2,266,502
Trican Well Service, Ltd.	494,693	8,575,519
#Trilogy Energy Corp.	172,810	1,779,101
#Trinidad Drilling, Ltd.	405,500	2,027,699
#*Twin Butte Energy, Ltd.	280,026	444,791
#*UEX Corp.	608,088	882,410
#*Uranium One, Inc.	1,819,900	7,440,909
*Ur-Energy, Inc.	197,407	274,848
*Vero Energy, Inc.	189,256	1,174,616
*Winstar Resources, Ltd.	13,680	43,592
*Xtreme Coil Drilling Corp.	86,700	327,282
*ZCL Composite, Inc.	90,700	262,344

Total Energy		118,434,539

Financials — (5.4%)
AGF Management, Ltd. Class B	330,879	5,375,689
Canaccord Capital, Inc.	270,153	2,799,801
#Canadian Western Bank	226,200	5,624,504
Clairvest Group, Inc.	1,900	25,056
DundeeWealth, Inc.	189,580	3,067,036
*EGI Financial Holdings, Inc.	14,650	116,350
E-L Financial Corp., Ltd.	68	26,671
Equitable Group, Inc.	49,361	1,133,962
*Fiera Sceptre, Inc.	36,300	265,870
*FirstService Corp.	107,679	2,745,028
*Genesis Land Development Corp.	68,751	209,644
Gluskin Shef & Associates, Inc.	40,000	772,625
GMP Capital, Inc.	101,759	1,147,395
Guardian Capital Group, Ltd.	1,532	12,543
#Home Capital Group, Inc.	113,700	5,354,457
Industrial Alliance Insurance & Financial Services, Inc.	77,092	2,418,810
#*Kingsway Financial Services, Inc.	244,847	360,104
Laurentian Bank of Canada	92,400	4,008,922
*Pacific and Western Credit Corp.	9,000	26,473
Parkbridge Lifestyles Communities, Inc.	92,400	658,641
#*Quest Capital Corp.	743,003	1,347,736
Rentcash, Inc.	33,670	518,965
Sprott, Inc.	17,292	95,793
#TMX Group, Inc.	194,874	6,481,151
*Westaim Corp.	145,481	71,321
Western Financial Group, Inc.	200,315	491,016

Total Financials		45,155,563

Health Care — (3.6%)
#*AEterna Zentaris, Inc.	175,100	219,755
*Angiotech Pharmaceuticals, Inc.	61,300	30,052
#*Burcon NutraScience Corp.	47,403	503,358
*Cangene Corp.	163,800	513,933
*Cardiome Pharma Corp.	298,200	1,517,461
#*Helix BioPharma Corp.	13,153	32,757
*Imris, Inc.	18,865	95,259
#*Labopharm, Inc.	282,600	296,482
#*MDS, Inc.	464,108	5,196,699
*Noveko International, Inc.	9,300	5,745
*Nuvo Research, Inc.	410,600	66,427
#*Oncolytics Biotech, Inc.	128,727	586,901
#*Paladin Labs, Inc.	47,500	1,302,652

95

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Health Care — (Continued)
*Patheon, Inc.	3,100	$7,295
*ProMetic Life Sciences, Inc.	861,300	101,339
*QLT, Inc.	226,048	1,274,415
#*Resverlogix Corp.	95,720	506,803
*SXC Health Solutions Corp.	184,318	7,196,336
*Tekmira Pharmaceuticals Corp.	24,367	28,909
#*Theratechnologies, Inc.	288,200	1,404,406
*Transition Therapeutics, Inc.	74,633	218,799
*TSO3, Inc.	121,152	166,303
#Valeant Pharmaceuticals International, Inc.	302,138	8,359,971
#*YM Biosciences, Inc.	156,270	317,167

Total Health Care		29,949,224

Industrials — (7.6%)
Aecon Group, Inc.	204,400	2,432,999
#AG Growth International, Inc.	24,729	1,003,805
#*Air Canada	19,800	73,384
#*Alexco Resource Corp.	145,550	904,782
Algoma Central Corp.	100	8,854
*ATS Automation Tooling System, Inc.	304,017	2,143,232
#Black Diamond Group, Ltd.	39,009	706,821
#CAE, Inc.	358,590	4,022,227
#*Churchill Corp. (The) Class A	66,413	1,306,902
#*Clarke, Inc.	98,238	379,506
#Contrans Group, Inc.	69,009	592,047
#*Electrovaya, Inc.	190,525	569,763
Exco Technologies, Ltd.	9,700	33,288
*Garda World Security Corp.	106,440	895,436
#*GLV, Inc.	35,863	248,604
*Heroux-Devtek, Inc.	85,400	500,728
*Horizon North Logistics, Inc.	26,145	61,267
*Hydrogenics Corp.	6,615	25,814
IESI-BFC, Ltd.	293,935	6,879,330
Marsulex, Inc.	54,617	612,627
Newalta Corp.	146,218	1,323,259
Richelieu Hardware, Ltd.	59,273	1,711,530
#Ritchie Brothers Auctioneers, Inc.	158,300	3,363,429
Rocky Mountain Dealerships, Inc.	17,451	159,983
Russel Metals, Inc.	229,900	4,526,318
*Stantec, Inc.	159,195	4,400,144
#Student Transportation, Inc.	162,674	934,670
#Superior Plus Corp.	367,830	4,381,934
Toromont Industries, Ltd.	262,959	7,495,066
Transcontinental, Inc. Class A.	256,564	3,851,353
TransForce, Inc.	295,297	3,497,586
*Vector Aerospace Corp.	92,184	629,986
WaterFurnace Renewable Energy, Inc.	22,008	571,617
*Westjet Airlines, Ltd.	1,420	17,501
#*Westport Innovations, Inc.	189,501	3,444,797

Total Industrials		63,710,589

Information Technology — (4.5%)
*5N Plus, Inc.	106,838	707,085
Aastra Technologies, Ltd.	21,627	451,667
#*Absolute Software Corp.	159,900	620,849
*AXIA NetMedia Corp.	182,767	261,633
*Bridgewater Systems Corp.	63,029	543,833
Calian Technologies, Ltd.	10,929	203,492
*Celestica, Inc.	797,607	6,717,761
#*COM DEV International, Ltd.	235,300	489,103
Computer Modelling Group, Ltd.	44,284	842,781

96

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Information Technology — (Continued)
Constellation Software, Inc.	22,677	$989,659
*Cyberplex, Inc.	8,444	3,891
Dalsa Corp.	59,800	673,109
*Descartes Systems Group, Inc. (The)	154,000	972,409
*DragonWave, Inc.	24,500	200,343
Enghouse Systems, Ltd.	27,550	236,359
Evertz Technologies, Ltd.	123,177	1,939,624
*EXFO, Inc.	39,040	231,201
Gennum Corp.	112,000	789,568
*Hemisphere GPS, Inc.	161,501	144,098
*MacDonald Dettweiler & Associates, Ltd.	143,020	7,125,058
*March Networks Corp.	29	122
*Miranda Technologies, Inc.	84,301	379,392
MKS, Inc.	11,460	137,871
Mosaid Technologies, Inc.	35,600	947,681
#*Open Text Corp.	135,242	5,983,056
*Points International, Ltd.	372,081	291,857
*Redknee Solutions, Inc.	122,828	168,604
*Ruggedcom, Inc.	25,966	380,363
*Sandvine Corp.	337,170	707,465
*Sierra Wireless, Inc.	127,100	1,540,304
*Softchoice Corp.	600	5,236
#*Tranzeo Wireless Technologies, Inc.	21,440	10,090
*Vecima Network, Inc.	39,308	146,841
*Webtech Wireless, Inc.	243,004	88,157
Wi-Lan, Inc.	334,144	1,585,702
#*Zarlink Semiconductor, Inc.	326,156	661,970

Total Information Technology		37,178,234

Materials — (32.8%)
*Ainsworth Lumber Co., Ltd.	205,932	468,440
#Alamos Gold, Inc.	396,920	6,145,080
#*Almaden Minerals, Ltd.	108,300	313,251
*Altius Minerals Corp.	112,600	1,162,543
*Amerigo Resources, Ltd.	472,500	421,585
#*Anatolia Minerals Development, Ltd.	359,258	2,655,952
#*Anvil Mining, Ltd.	349,330	1,606,391
*Atna Resource, Ltd.	126,947	85,884
*AuEx Ventures, Inc.	69,020	420,251
#*Augusta Resource Corp.	308,545	1,222,200
#*Aura Minerals, Inc.	434,269	1,886,275
*Aurizon Mines, Ltd.	574,680	3,842,845
#*Avalon Rare Metals, Inc.	218,496	974,759
#*B2Gold Corp.	723,831	1,618,134
*Baffinland Iron Mines Corp.	740,086	682,107
#*Baja Mining Corp.	165,829	188,608
#*Breakwater Resources, Ltd.	137,833	770,319
#*Brigus Gold Corp.	101,229	159,799
Canam Group, Inc. Class A	158,700	1,254,164
*Canfor Corp.	349,055	3,295,813
*Capstone Mining Corp.	656,169	2,303,250
*Cardero Resource Corp.	185,860	225,970
#*Carpathian Gold, Inc.	188,000	101,382
Cascades, Inc.	265,176	1,747,213
#*Catalyst Paper Corp.	1,675,887	353,285
CCL Industries, Inc. Class B	95,640	2,803,840
#*China Gold International Resources Corp., Ltd.	465,500	2,291,215
*Claude Resources, Inc.	934,700	1,493,834
*Colossus Minerals, Inc.	260,366	2,118,872
#*Consolidated Thompson Iron Mines, Ltd.	656,633	6,360,951
*Copper Mountain Mining Corp.	248,915	1,200,767

97

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
#*Corvus Gold, Inc.	82,916	$79,672
*Crew Gold Corp.	1,930	8,894
#*Crystallex International Corp.	1,355,025	471,648
*Detour Gold Corp.	237,256	6,929,950
*Duluth Metals, Ltd.	276,376	758,754
#*Dundee Precious Metals, Inc.	316,452	1,877,179
#*Dynasty Metals & Mining, Inc.	70,733	267,009
#*Eastern Platinum, Ltd.	2,845,360	5,189,106
*Eastmain Resources, Inc.	241,317	380,940
#*ECU Silver Mining, Inc.	980,737	721,201
#*Endeavour Silver Corp.	171,999	833,096
*Entree Gold, Inc.	286,898	742,632
#*Equinox Minerals, Ltd.	1,652,990	8,978,885
#*Euro Goldfields, Ltd.	494,960	6,687,468
*Excellon Resources, Inc.	640,200	520,998
*Exeter Resource Corp.	74,037	428,295
*Far West Mining, Ltd.	157,285	848,189
*Farallon Mining, Ltd.	1,319,100	737,216
#*First Majestic Silver Corp.	265,983	2,039,403
#*First Uranium Corp.	51,430	39,837
#*Formation Capital Corp.	20,100	28,576
#*Forsys Metals Corp.	199,402	389,068
*Fortress Paper, Ltd.	31,288	1,422,823
*Fortuna Silver Mines, Inc.	342,168	1,281,578
#*Fortune Minerals, Ltd.	9,000	7,060
#*Fronteer Gold, Inc.	344,600	2,740,176
*Gammon Gold, Inc.	411,890	2,814,858
*Globestar Mining Corp.	296,306	479,366
*Gold Wheaton Gold Corp.	41,632	140,420
#*Golden Star Resources, Ltd.	870,710	4,567,407
#*Grande Cache Coal Corp.	310,814	2,133,246
#*Great Basin Gold, Ltd.	1,082,630	3,035,907
#*Great Panther Silver, Ltd.	297,898	353,423
#*Greystar Resources, Ltd.	194,145	820,438
*Guyana Goldfields, Inc.	230,342	2,500,133
*Hanfeng Evergreen, Inc.	142,791	957,634
*Harry Winston Diamond Corp.	226,443	2,892,982
*High River Gold Mines, Ltd.	110,866	143,488
#HudBay Minerals, Inc.	498,098	7,862,906
*Imperial Metals Corp.	78,090	1,898,845
#*Inter-Citic Minerals, Inc.	283,484	478,079
#*International Forest Products, Ltd. Class A	166,200	811,527
#*International Tower Hill Mines, Ltd.	165,832	1,238,984
*Intertape Polymer Group, Inc.	141,352	146,910
*Ivernia, Inc.	58,343	24,312
#*Jaguar Mining, Inc.	260,326	1,687,180
*Katanga Mining, Ltd.	891,700	1,276,480
*Keegan Resources, Inc.	123,583	965,738
*Kimber Resources, Inc.	21,200	19,955
#*Kirkland Lake Gold, Inc.	187,280	2,067,627
*La Mancha Resources, Inc.	354,999	929,353
*Labrador Iron Mines Holdings, Ltd.	123,133	736,456
#*Lake Shore Gold Corp.	981,331	3,329,155
*Laramide Resources, Ltd.	184,500	354,564
*Lundin Mining Corp.	1,147,100	7,265,679
*MAG Silver Corp.	134,396	1,118,759
*MagIndustries Corp.	241,665	78,193
Major Drilling Group International, Inc.	101,500	3,474,228
#*MDN, Inc.	242,980	115,546
#*Mercator Minerals, Ltd.	501,221	1,567,698
Methanex Corp.	359,200	10,002,236

98

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Materials — (Continued)
#*Migao Corp.	160,400	$1,140,210
*Minco Base Metals Corp.	2,780	—
*Minco Silver Corp.	114,524	435,683
#*Minefinders Corp.	207,877	1,826,236
#*Minera Andes, Inc.	654,544	1,264,292
#*Nautilus Minerals, Inc.	89,354	167,336
*Neo Material Technologies, Inc.	384,000	2,228,924
*Nevada Copper Corp.	144,891	595,248
*New Gold, Inc.	908,957	6,728,724
*NGEx Resources, Inc.	2,000	1,902
#*Norbord, Inc.	70,210	801,299
*Norsemont Mining, Inc.	135,739	397,941
#*North American Palladium, Ltd.	343,990	1,602,071
#*Northern Dynasty Minerals, Ltd.	189,998	1,713,875
#*Northgate Minerals Corp.	987,071	2,796,975
*Northland Resources SA	8,583	22,301
#*Novagold Resources, Inc.	499,855	5,606,767
#*OceanaGold Corp.	10,571	35,240
#*Oromin Explorations, Ltd.	103,312	131,685
*Orvana Minerals Corp.	289,052	756,710
#Pan Amer Silver Corp.	220,900	7,067,327
#*Peregrine Diamonds, Ltd.	240,972	614,303
#*Petaquilla Minerals, Ltd.	52,550	42,765
*Phoscan Chemical Corp.	336,451	146,799
#*Platinum Group Metals, Ltd.	241,887	479,078
*Platmin, Ltd.	108,562	117,088
*Polaris Miner Corp.	45,838	49,887
#*PolyMet Mining Corp.	423,377	776,267
#*Potash One, Inc.	226,260	811,954
#*Quadra FNX Mining, Ltd.	543,917	7,679,581
*Queenston Mining, Inc.	188,369	978,876
*Richmont Mines, Inc.	75,011	353,763
#*Rubicon Minerals Corp.	508,405	1,879,289
*Sabina Gold & Silver Corp.	233,672	1,028,716
*Scorpio Mining Corp.	482,668	411,728
#*Seabridge Gold, Inc.	121,852	3,310,637
#*SEMAFO, Inc.	867,985	10,416,841
Sherritt International Corp.	888,402	6,907,567
*Shore Gold, Inc.	837,013	582,684
#*Silver Standard Resources, Inc.	266,867	6,489,167
Silvercorp Metals, Inc.	528,430	4,942,859
#*Sprott Resource Corp.	269,846	1,150,927
#*St. Andrew Goldfields, Ltd.	414,753	626,257
*Starfield Resources, Inc.	884,115	47,678
Stella-Jones, Inc.	29,600	774,899
*Stornoway Diamond Corp.	80,268	44,073
#*Tanzanian Royalty Exploration Corp.	316,139	2,185,293
#*Taseko Mines, Ltd.	649,000	4,104,373
#*Thompson Creek Metals Co., Inc.	474,700	5,715,576
#*Timminco, Ltd.	194,700	55,361
#*Ventana Gold Corp.	68,276	610,528
*Virginia Mines, Inc.	79,962	582,525
*Wesdome Gold Mines, Ltd.	264,964	714,434
#West Fraser Timber Co., Ltd.	123,716	5,373,683
#*Western Coal Corp.	688,705	4,659,344
Winpak, Ltd.	63,110	708,510
*Yukon-Nevada Gold Corp.	404,632	305,487

Total Materials		273,873,887

Telecommunication Services — (0.3%)
#Manitoba Telecom Services, Inc.	74,717	2,134,039

99

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††
Telecommunication Services — (Continued)
*Wireless Matrix Corp.	127,500	$126,262

Total Telecommunication Services		2,260,301

Utilities — (0.7%)
Algonquin Power & Utilities Corp.	365,147	1,654,063
ATCO, Ltd.	7,874	402,617
#*Atlantic Power Corp.	172,975	2,313,343
*BioteQ Environmental Technologies, Inc.	58,602	50,564
*Boralex, Inc. Class A	89,733	739,050
#*Innergex Renewable Energy, Inc.	20,280	191,685
*Maxim Power Corp.	89,500	241,323
Pacific Northern Gas, Ltd.	8,605	231,008
*Plutonic Power Corp.	129,360	279,039

Total Utilities		6,102,692

TOTAL COMMON STOCKS		662,953,484

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19 valued at $661,781) to be repurchased at $649,010	$649	649,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.5%)
§@DFA Short Term Investment Fund	168,636,615	168,636,615
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,868,042)## to be repurchased at $2,811,858	$2,812	2,811,806

TOTAL SECURITIES LENDING COLLATERAL		171,448,421

TOTAL INVESTMENTS — (100.0%)
(Cost $792,036,344)		$835,050,905

100

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (84.7%)
BRAZIL — (3.1%)
*All America Latina Logistica SA	6,100	$57,689
Banco Bradesco SA	5,000	79,692
Banco do Brasil SA	14,235	275,608
BM&F Bovespa SA	57,500	479,533
*Brasil Telecom SA	38,241	355,354
*Brasil Telecom SA ADR	8,140	74,888
BRF - Brasil Foods SA ADR	590,060	8,632,578
Cia de Bebidas das Americas	62,744	7,094,725
Cia de Concessoes Radoviarias	7,800	211,022
*Cia Energetica de Minas Gerais SA	1,800	23,512
*Cia Energetica de Sao Paulo SA	11,400	178,345
Cia Siderurgica Nacional SA	734,552	12,161,171
Cosan SA Industria e Comercio	10,700	169,974
CPFL Energia SA	1,935	45,533
*Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,300	31,626
Duratex SA	15,700	180,980
*Fibria Celulose SA	13,825	246,692
*Fibria Celulose SA Sponsored ADR	18,180	326,513
*Hypermarcas SA	19,200	317,309
*Lojas Renner SA	6,200	245,987
Natura Cosmeticos SA	16,800	480,198
*OGX Petroleo e Gas Participacoes SA	149,800	1,958,510
Petroleo Brasilerio SA ADR	1,009,389	34,440,353
Porto Seguro SA	7,100	103,600
*Redecard SA	14,200	183,649
Souza Cruz SA	86,274	4,513,364
Tele Norte Leste Participacoes SA	59,254	1,186,265
*Tim Participacoes SA	11,900	47,872
Tractebel Energia SA	140,100	2,109,369
#Vale SA Sponsored ADR	134,000	4,306,760
Vivo Participacoes SA	16,288	1,110,933
Weg Industrias SA	278,866	3,641,019

TOTAL BRAZIL		85,270,623

CHILE — (2.0%)
AES Gener SA	1,034,630	570,881
#Banco de Chile SA Series F ADR	47,992	4,127,312
Banco de Credito e Inversiones SA Series A	14,693	887,798
Banco Santander Chile SA ADR	59,216	5,485,770
CAP SA	34,560	1,765,411
Centros Comerciales Sudamericanos SA	295,910	2,305,394
Cia Cervecerias Unidas SA ADR	14,357	807,581
Colbun SA	4,884,083	1,335,672
Corpbanca SA	24,534,433	385,960
Embotelladora Andina SA Series A ADR	23,068	555,477
#Embotelladora Andina SA Series B ADR	17,106	500,864
Empresa Nacional de Electricidad SA Sponsored ADR	159,551	8,513,641
Empresas CMPC SA	18,465	992,803
Empresas Copec SA	12,626	237,673
Enersis SA Sponsored ADR	384,857	8,778,588
ENTEL Chile SA	52,839	839,731
#Lan Airlines SA Sponsored ADR	217,871	6,697,355
S.A.C.I. Falabella SA	124,985	1,250,335
#Sociedad Quimica y Minera de Chile SA Sponsored ADR	123,517	6,398,181
#Vina Concha Y Toro SA Sponsored ADR	25,742	1,234,844

TOTAL CHILE		53,671,271

101

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (11.3%)
Agile Property Holdings, Ltd.	568,000	$749,206
*Air China, Ltd.	574,000	772,590
#*Alibaba.com, Ltd.	420,000	817,956
#*Aluminum Corp. of China, Ltd. ADR	57,300	1,373,481
#Angang Steel Co., Ltd.	458,000	719,556
#*Anhui Conch Cement Co., Ltd.	298,000	1,254,288
Anta Sports Products, Ltd.	310,000	641,183
Bank of China, Ltd.	36,691,000	22,085,287
Bank of Communications Co., Ltd.	2,787,650	3,061,434
*BBMG Corp.	360,500	519,153
Beijing Capital International Airport Co., Ltd.	352,000	194,230
Beijing Enterprises Holdings, Ltd.	223,972	1,531,821
Belle International Holdings, Ltd.	1,948,000	3,508,169
#*Brilliance China Automotive Holdings, Ltd.	952,000	837,592
#BYD Co., Ltd.	395,886	2,420,244
#Chaoda Modern Agriculture Holdings, Ltd.	762,000	621,848
#China Agri-Industries Holdings, Ltd.	608,202	890,404
China BlueChemical, Ltd.	692,000	548,374
China Citic Bank Corp., Ltd.	2,441,928	1,777,295
China Coal Energy Co., Ltd.	1,357,777	2,360,810
China Communications Construction Co., Ltd.	1,754,000	1,679,766
China Communications Services Corp., Ltd.	770,000	447,437
China Construction Bank Corp.	21,737,000	20,780,648
#*China COSCO Holdings Co., Ltd.	1,017,000	1,191,817
China Dongxiang Group Co.	1,061,000	598,922
#*China Eastern Airlines Corp., Ltd.	382,000	242,084
China Everbright, Ltd.	334,000	870,897
#China Life Insurance Co., Ltd. ADR	250,705	16,488,868
China Mengniu Dairy Co., Ltd.	386,000	1,108,444
#China Merchants Bank Co., Ltd.	1,430,534	4,057,714
China Merchants Holdings International Co., Ltd.	433,145	1,520,382
#China Mobile, Ltd. Sponsored ADR	696,697	35,789,325
#China Molybdenum Co., Ltd.	511,322	490,866
#China National Building Material Co., Ltd.	451,958	1,107,969
China Oilfield Services, Ltd.	582,000	942,905
China Overseas Land & Investment, Ltd.	1,550,000	3,263,328
*China Pacific Insurance Group Co., Ltd.	296,200	1,230,246
China Petroleum & Chemical Corp.	1,958,000	1,857,868
China Petroleum & Chemical Corp. ADR	46,300	4,412,853
China Power International Development, Ltd.	266,000	60,445
China Railway Construction Corp., Ltd.	786,000	984,131
China Railway Group, Ltd.	1,575,000	1,272,060
#China Resources Enterprise, Ltd.	1,617,000	6,812,654
China Resources Land, Ltd.	784,000	1,547,411
China Resources Power Holdings Co., Ltd.	920,000	1,769,001
China Shenhua Energy Co., Ltd. Series H	1,971,500	8,826,794
#*China Shipping Container Lines Co., Ltd.	1,473,907	601,855
China Shipping Development Co., Ltd.	548,000	801,087
*China Southern Airlines Co., Ltd.	226,000	153,948
#*China Southern Airlines Co., Ltd. ADR	8,400	289,380
*China Taiping Insurance Holdings Co., Ltd.	273,200	1,001,854
#China Telecom Corp., Ltd.	1,560,000	816,719
China Telecom Corp., Ltd. ADR	37,571	1,958,952
*China Travel International Investment Hong Kong, Ltd.	768,000	183,727
China Unicom Hong Kong, Ltd. ADR	241,400	3,379,600
China Yurun Food Group, Ltd.	462,000	1,794,101
#*China Zhongwang Holdings, Ltd.	709,600	424,282
CITIC Pacific, Ltd.	1,473,000	3,919,390
*CITIC Resources Holdings, Ltd.	740,000	189,768
CNOOC, Ltd.	45,000	93,713
#CNOOC, Ltd. ADR	68,756	14,364,504

102

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
COSCO Pacific, Ltd.	706,000	$1,100,103
Country Garden Holdings Co.	2,232,000	787,701
*CSR Corp., Ltd.	685,000	697,360
#Datang International Power Generation Co., Ltd.	614,000	247,715
#Dongfang Electric Co., Ltd.	90,600	440,318
Dongfeng Motor Corp.	684,000	1,485,998
Fosun International, Ltd.	692,000	572,428
Fushan International Energy Group, Ltd.	1,274,000	858,965
*GCL Poly Energy Holdings, Ltd.	720,814	231,006
Geely Automobile Holdings, Ltd.	1,410,000	799,062
Golden Eagle Retail Group, Ltd.	241,000	639,423
*GOME Electrical Appliances Holdings, Ltd.	4,013,000	1,354,405
Guangdong Investment, Ltd.	792,000	397,977
#Guangshen Railway Co., Ltd. Sponsored ADR	12,500	254,250
Guangzhou Automobile Group Co., Ltd.	360,259	553,083
#Guangzhou R&F Properties Co., Ltd.	405,669	579,880
Harbin Power Equipment Co., Ltd.	104,000	140,744
Hengan International Group Co., Ltd.	162,000	1,535,785
*HKC Holdings, Ltd.	2,641,797	163,999
#*Hong Kong Energy Holdings, Ltd.	31,116	2,619
#*Hopson Development Holdings, Ltd.	186,000	207,718
Huabao International Holdings, Ltd.	536,000	810,281
#Huadian Power International Corp.	494,000	113,458
Huaneng Power International, Inc.	136,000	77,624
Huaneng Power International, Inc. ADR	12,000	274,680
Industrial & Commercial Bank of China, Ltd. Series H	34,093,000	27,543,516
Jiangsu Express Co., Ltd.	764,000	911,938
#Jiangxi Copper Co., Ltd.	511,000	1,420,344
Kingboard Chemical Holdings, Ltd.	249,682	1,213,583
Kunlun Energy Co., Ltd.	940,000	1,196,050
Lee & Man Paper Manufacturing, Ltd.	405,000	338,249
#Lenovo Group, Ltd.	1,827,278	1,191,668
#Li Ning Co., Ltd.	169,500	482,340
#Maanshan Iron & Steel Co., Ltd.	758,000	437,720
Nine Dragons Paper Holdings, Ltd.	624,000	1,009,576
Parkson Retail Group, Ltd.	448,000	809,881
PetroChina Co., Ltd. ADR	115,210	14,165,070
*PICC Property & Casualty Co., Ltd.	824,000	1,212,374
Ping An Insurance Group Co. of China, Ltd.	586,000	6,309,087
#Poly Hong Kong Investment, Ltd.	799,000	825,887
*Renhe Commercial Holdings Co., Ltd.	2,864,000	547,827
#*Semiconductor Manufacturing International Corp. ADR	204,090	840,851
Shanghai Electric Group Co., Ltd.	2,392,000	1,602,497
Shanghai Industrial Holdings, Ltd.	233,484	1,081,090
Shenzhen Expressway Co., Ltd.	110,000	60,771
Shenzhen International Holdings, Ltd.	2,350,000	185,222
Shimao Property Holdings, Ltd.	659,871	1,093,287
Sichuan Expressway Co., Ltd.	100,000	65,068
*Sinofert Holdings, Ltd.	864,000	459,122
#Sino-Ocean Land Holdings, Ltd.	1,301,600	898,236
Sinopec Shanghai Petrochemical Co., Ltd.	738,000	331,107
Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR	1,188	53,472
*Sinopec Yizheng Chemical Fibre Co., Ltd.	408,000	152,382
Sinotrans, Ltd.	564,000	153,237
#Soho China, Ltd.	861,000	733,078
Tencent Holdings, Ltd.	700,600	16,123,103
Tingyi (Cayman Islands) Holding Corp.	1,072,000	2,922,465
Tsingtao Brewery Co., Ltd.	104,000	559,020
Want Want China Holdings, Ltd.	1,310,000	1,210,808
Weichai Power Co., Ltd.	52,000	682,766
#Yanzhou Coal Mining Co., Ltd. Sponsored ADR	35,986	1,039,276

103

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Zhaojin Mining Industry Co., Ltd.	156,000	$486,900
Zhejiang Expressway Co., Ltd.	240,000	243,516
Zhuzhou CSR Times Electric Co., Ltd.	48,000	146,659
Zijin Mining Group Co., Ltd.	910,000	859,063
#ZTE Corp.	629,232	2,349,081

TOTAL CHINA		304,286,405

COLOMBIA — (0.3%)
Bancolombia SA Sponsored ADR	39,824	2,686,129
#*Ecopetrol SA Sponsored ADR	100,257	4,786,269

TOTAL COLOMBIA		7,472,398

CZECH REPUBLIC — (0.7%)
CEZ A.S.	254,916	11,272,835
Komercni Banka A.S.	14,663	3,328,598
Telefonica 02 Czech Republic A.S.	178,190	3,916,672

TOTAL CZECH REPUBLIC		18,518,105

EGYPT — (0.1%)
*Commercial International Bank Egypt S.A.E. Sponsored GDR	128,815	986,006
*Egyptian Financial Group-Hermes Holding GDR	451	4,699
Orascom Construction Industries GDR	35,382	1,642,591
*Orascom Telecom Holding S.A.E. GDR	246,435	956,200

TOTAL EGYPT		3,589,496

HUNGARY — (1.0%)
ELMU NYRT	185	25,922
Magyar Telekom Telecommunications P.L.C.	665,618	1,919,409
#*MOL Hungarian Oil & Gas P.L.C.	72,823	7,737,822
#*OTP Bank P.L.C.	371,753	11,040,304
Richter Gedeon NYRT	21,924	5,224,611
*Tisza Chemical Group P.L.C.	26,052	453,730

TOTAL HUNGARY		26,401,798

INDIA — (10.8%)
ACC, Ltd.	43,053	955,960
Adani Enterprises, Ltd.	108,375	1,721,515
Ambuja Cements, Ltd.	953,115	3,005,187
Asea Brown Boveri India, Ltd.	39,249	727,237
Asian Paints, Ltd.	53,741	3,246,926
Axis Bank, Ltd.	292,667	9,687,349
Bajaj Auto, Ltd.	135,564	4,629,695
Bajaj Finserv, Ltd.	29,842	316,123
Bajaj Holdings & Investment, Ltd.	8,068	159,216
Bharat Electronics, Ltd.	7,300	268,561
Bharat Heavy Electricals, Ltd.	19,249	1,061,971
Bharat Petroleum Corp., Ltd.	13,384	219,981
Bharti Airtel, Ltd.	852,924	6,275,699
Bosch, Ltd.	16,788	2,365,488
*Cairn India, Ltd.	61,194	442,494
Cipla, Ltd.	476,959	3,786,315
Colgate-Palmolive (India), Ltd.	6,437	126,747
Container Corp. of India	595	17,599
Crompton Greaves, Ltd.	247,206	1,773,195
Cummins India, Ltd.	12,348	220,998
Dabur India, Ltd.	616,506	1,383,759
Dr Reddy’s Laboratories, Ltd.	61,671	2,308,175
#Dr Reddy’s Laboratories, Ltd. ADR	83,498	3,158,729
EIH, Ltd.	40,981	114,962
Exide Industries, Ltd.	52,639	183,707

104

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
*Future Mall Management, Ltd.	388	$—
GAIL India, Ltd.	57,000	630,030
GAIL India, Ltd. Sponsored GDR	28,791	1,911,386
GlaxoSmithKline Pharmaceuticals, Ltd.	38,937	1,953,143
Godrej Consumer Products, Ltd.	23,579	220,854
Grasim Industries, Ltd.	6,300	318,821
HCL Technologies, Ltd.	261,864	2,389,549
HDFC Bank, Ltd.	378,035	19,427,251
Hero Honda Motors, Ltd. Series B	110,973	4,666,536
Hindustan Unilever, Ltd.	1,164,529	7,731,844
ICICI Bank, Ltd. Sponsored ADR	88,726	4,665,213
*Idea Cellular, Ltd.	29,450	44,586
Indian Bank	10,779	71,134
Infosys Technologies, Ltd.	398,967	26,735,874
#Infosys Technologies, Ltd. Sponsored ADR	233,496	15,746,970
Infrastructure Development Finance Co., Ltd.	68,765	311,196
ITC, Ltd.	3,212,684	12,399,207
*Jaiprakash Power Ventures, Ltd.	20,194	28,408
Jindal Steel & Power, Ltd.	507,918	7,989,435
JSW Steel, Ltd.	106,526	3,216,856
Jubilant Organosys, Ltd.	34,862	247,354
*Kotak Mahindra Bank, Ltd.	53,518	560,972
Larsen & Toubro, Ltd.	282,173	12,860,404
LIC Housing Finance, Ltd.	10,727	323,581
*Mahanagar Telephone Nigam, Ltd.	64,598	98,192
Mahindra & Mahindra, Ltd.	386,581	6,375,299
Mangalore Refinery & Petrochemicals, Ltd.	399,619	732,796
Maruti Suzuki India, Ltd.	101,304	3,543,877
Mundra Port & Special Economic Zone, Ltd.	22,230	76,207
Nirma, Ltd.	38,799	202,534
Oil & Natural Gas Corp, Ltd.	52,307	1,537,407
*Oracle Financial Services Software, Ltd.	14,000	697,696
Pantaloon Retail India, Ltd.	7,460	79,304
Pantaloon Retail India, Ltd. Class B	305	2,575
Piramal Healthcare, Ltd.	21,029	226,252
Power Grid Corp of India, Ltd.	21,633	48,876
Proctor & Gamble Hygiene & Health Care, Ltd.	8,517	391,685
*Ranbaxy Laboratories, Ltd.	160,997	2,105,933
Reliance Capital, Ltd.	101,317	1,862,736
Reliance Communications, Ltd.	783,625	3,171,195
Reliance Energy, Ltd.	156,563	3,661,211
Reliance Industries, Ltd.	1,898,511	46,866,998
*Reliance Power, Ltd.	143,889	509,395
Sesa Goa, Ltd.	481,490	3,497,926
Shriram Transport Finance Co., Ltd.	3,821	75,914
Siemens India, Ltd.	120,916	2,222,776
State Bank of India	14,211	1,011,372
Sterlite Industries (India), Ltd. Series A	1,725,980	6,607,980
Sun Pharmaceuticals Industries, Ltd.	98,435	4,676,912
Sun TV Network, Ltd.	10,627	119,202
Tata Consultancy Services, Ltd.	641,575	15,223,695
Tata Power Co., Ltd.	144,515	4,543,401
Tata Steel, Ltd.	88,889	1,182,345
Thermax India, Ltd.	6,201	121,021
*Torrent Power, Ltd.	5,014	33,023
*Ultratech Cement, Ltd.	3,600	88,971
United Spirits, Ltd.	21,912	737,880
Wipro, Ltd.	702,292	6,643,326
Zee Entertainment Enterprises, Ltd.	56,254	351,888
*Zee Learn, Ltd.	14,064	1,646

105

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Zydus Wellness, Ltd.	11,485	$138,502

TOTAL INDIA		292,076,140

INDONESIA — (2.8%)
PT Adaro Energy Tbk	5,833,000	1,376,136
PT Astra Agro Lestari Tbk	222,000	620,719
PT Astra International Tbk	2,821,561	18,065,369
*PT Bakrie & Brothers Tbk	8,273,000	50,152
PT Bank Central Asia Tbk	9,187,000	7,217,846
PT Bank Danamon Indonesia Tbk	2,719,740	2,045,467
PT Bank Mandiri Persero Tbk	3,631,000	2,854,379
PT Bank Negara Indonesia Persero Tbk	87,000	38,039
*PT Bank Pan Indonesia Tbk	8,080,000	1,013,495
PT Bank Rakyat Indonesia Persero Tbk	3,283,000	4,203,140
*PT Bayan Resources Tbk	13,000	18,336
PT Bumi Resources Tbk	15,481,000	3,876,322
PT Gudang Garam Tbk	225,500	1,206,451
PT Indo Tambangraya Megah Tbk	195,500	991,392
PT Indocement Tunggal Prakarsa Tbk	834,500	1,713,420
PT Indofood Sukses Makmur Tbk	1,529,500	892,039
PT Indosat Tbk	437,000	294,082
PT International Nickel Indonesia Tbk	1,647,500	880,125
PT Kalbe Farma Tbk	1,161,000	348,724
*PT Lippo Karawaci Tbk	6,121,750	424,886
*PT Panasia Indosyntec Tbk	75,100	1,975
PT Perusahaan Gas Negara Tbk	6,456,000	2,936,748
PT Semen Gresik Persero Tbk	2,263,000	2,488,030
PT Sinar Mas Agro Resources & Technology Tbk	1,151,000	671,972
PT Tambang Batubara Bukit Asam Tbk	502,000	1,106,140
PT Telekomunikasi Indonesia Tbk	13,911,140	14,122,335
PT Unilever Indonesia Tbk	2,195,000	4,299,114
PT United Tractors Tbk	921,500	2,296,871

TOTAL INDONESIA		76,053,704

ISRAEL — (0.0%)
IDB Holding Corp., Ltd.	—	14
Koor Industries, Ltd.	1	13
*Makhteshim-Agan Industries, Ltd.	1	3
Osem Investments, Ltd.	1	8

TOTAL ISRAEL		38

MALAYSIA — (4.5%)
Affin Holdings Berhad	312,600	323,835
Alliance Financial Group Berhad	301,700	318,532
AMMB Holdings Berhad	874,959	1,778,990
*Axiata Group Berhad	3,534,575	5,111,758
Batu Kawan Berhad	15,000	72,895
Berjaya Corp. Berhad	734,800	255,757
*Berjaya Media Berhad	18,300	3,019
*Berjaya Retail Berhad	73,480	10,037
Berjaya Sports Toto Berhad	803,464	1,078,358
Boustead Holdings Berhad	159,460	288,354
British American Tobacco Malaysia Berhad	182,600	2,731,784
CIMB Group Holdings Berhad	5,354,954	14,300,384
Digi.Com Berhad	460,862	3,756,327
*EON Capital Berhad	175,500	394,060
Fraser & Neave Holdings Berhad	61,000	284,128
Gamuda Berhad	805,700	985,637
Genting Berhad	2,860,800	9,617,406
Genting Malaysia Berhad	4,155,100	4,684,840

106

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
Genting Plantations Berhad	276,600	$764,113
Hong Leong Bank Berhad	681,850	2,004,807
Hong Leong Financial Group Berhad	249,329	731,559
IJM Corp. Berhad	336,560	609,700
IOI Corp. Berhad	4,390,805	8,224,198
KLCC Property Holdings Berhad	50,600	53,642
Kuala Lumpur Kepong Berhad	631,400	4,021,407
Lafarge Malayan Cement Berhad	259,580	668,504
Malayan Banking Berhad	729,253	2,113,174
*Malaysian Airlines System Berhad	1,198,734	848,918
MISC Berhad	2,078,798	5,872,695
MMC Corp. Berhad	1,087,200	1,077,521
Nestle (Malaysia) Berhad	207,400	2,921,970
Oriental Holdings Berhad	279,480	471,613
Parkson Holdings Berhad	184,476	352,335
Petronas Dagangan Berhad	360,700	1,267,066
Petronas Gas Berhad	673,800	2,437,247
Plus Expressways Berhad	2,201,100	3,116,166
PPB Group Berhad	576,900	3,561,426
Public Bank Berhad	67,739	277,162
Public Bank Berhad Foreign Market Shares	1,377,501	5,653,359
RHB Capital Berhad	525,900	1,358,593
Shell Refining Co. Federation of Malaysia Berhad	225,400	771,098
Sime Darby Berhad	3,457,620	9,829,409
SP Setia Berhad	917,950	1,530,947
Star Publications (Malaysia) Berhad	401,300	532,965
Telekom Malaysia Berhad	1,623,900	1,777,893
Tenaga Nasional Berhad	2,121,000	6,009,227
*UEM Land Holdings Berhad	1,050,937	752,624
UMW Holdings Berhad	729,066	1,588,386
YTL Corp. Berhad	1,232,485	3,133,024
YTL Power International Berhad	283,040	213,038

TOTAL MALAYSIA		120,541,887

MEXICO — (6.7%)
America Movil S.A.B. de C.V. Series L	23,307,621	66,725,332
America Movil S.A.B. de C.V. Series L ADR	11,264	644,977
*Cementos de Mexico S.A.B de C.V. Series B	278,511	244,723
*Cemex S.A.B. de C.V. Sponsored ADR	13,000	114,010
#Coca-Cola Femsa S.A.B. de C.V. Series L	375,300	2,993,768
*Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	28,827	14,708
Corporativo Fragua S.A.B. de C.V. Series B	21	204
El Puerto de Liverpool S.A.B. de C.V.	247,800	1,424,629
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	11,602,058
*Gruma S.A.B. de C.V. ADR	43,594	342,213
#Grupo Carso S.A.B. de C.V. Series A-1	813,232	4,686,556
#Grupo Elektra S.A. de C.V.	97,675	3,584,106
Grupo Financiero Banorte S.A.B. de C.V.	1,923,829	8,230,959
#Grupo Financiero Inbursa S.A.B. de C.V. Series O	908,264	3,927,867
#Grupo Industrial Bimbo S.A.B. de C.V. Series A	529,400	4,089,688
Grupo Industrial Maseca S.A.B. de C.V. Series B	229,000	239,793
Grupo Mexico S.A.B. de C.V. Series B	4,075,517	13,426,630
Grupo Modelo S.A.B. de C.V. Series C	790,400	4,429,517
*Grupo Nutrisa S.A. de C.V.	129	404
*Grupo Qumma S.A. de C.V. Series B	1,591	23
#Grupo Televisa S.A. de C.V.	1,704,800	7,651,443
Grupo Televisa S.A. de C.V. Sponsored ADR	109,820	2,465,459
#*Impulsora del Desarrollo y El Empleo en America Latina S.A.B. de C.V.	2,524,776	3,275,584
Industrias Penoles S.A.B. de C.V.	136,138	3,858,346
Kimberly Clark de Mexico S.A.B. de C.V. Series A	690,100	4,328,494
#Organizacion Soriana S.A.B. de C.V. Series B	1,463,300	4,456,974

107

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MEXICO — (Continued)
*Savia S.A. de C.V.	120,000	$7,775
Telefonos de Mexico S.A.B. de C.V. Series A	200,000	150,632
Telefonos de Mexico S.A.B. de C.V. Series L	6,919,800	5,363,013
#Wal-Mart de Mexico S.A.B. de C.V. Series V	8,551,980	23,402,284

TOTAL MEXICO		181,682,169

PERU — (0.4%)
*Cia de Minas Buenaventura S.A. ADR	75,507	4,004,891
*Credicorp, Ltd.	45,918	5,780,158

TOTAL PERU		9,785,049

PHILIPPINES — (0.6%)
Aboitiz Equity Ventures, Inc.	884,000	689,300
Aboitiz Power Corp.	1,073,000	685,130
Ayala Corp. Series A	252,483	2,360,435
Ayala Land, Inc.	7,440,518	2,900,979
Banco de Oro Unibank, Inc.	1,164,108	1,650,705
Bank of the Philippine Islands	2,001,124	2,730,184
Energy Development Corp.	1,212,500	169,217
*Filipina Water Bottling Corp.	2,006,957	—
Manila Electric Co.	15,000	77,159
Metro Bank & Trust Co.	317,900	578,071
Philippine Long Distance Telephone Co.	57,920	3,601,151
SM Prime Holdings, Inc.	508,168	141,435

TOTAL PHILIPPINES		15,583,766

POLAND — (1.4%)
Asseco Poland SA	32,672	603,855
Bank Handlowy w Warszawie SA	17,748	560,298
*Bank Millennium SA	247,309	438,591
Bank Pekao SA	163,030	10,641,315
*Bank Przemyslowo Handlowy BPH SA	2,029	43,131
Bank Zackodni WBK SA	35,352	2,613,027
*BRE Bank SA	6,551	661,177
Browary Zywiec SA	13,634	2,685,009
Cyfrowy Polsat SA	10,560	51,877
*Getin Holdings SA	155,860	584,348
*Grupa Lotos SA	16,547	175,756
*ING Bank Slaski SA	1,541	469,320
KGHM Polska Miedz SA	61,000	2,739,490
*Kredyt Bank SA	73,612	386,966
*Mondi Packaging Paper Swiecie SA	12,683	348,977
PBG SA	2,049	155,965
*Polski Koncern Naftowy Orlen SA	267,237	3,768,063
Polskie Gornictwo Naftowe I Gazownictwo SA	718,661	932,945
*Powszechna Kasa Oszczednosci Bank Polski SA	267,637	4,222,504
Telekomunikacja Polska SA	1,025,852	6,532,281
TVN SA	91,082	572,903

TOTAL POLAND		39,187,798

RUSSIA — (4.0%)
*Evraz Group SA GDR	74,992	2,275,106
Gazprom OAO Sponsored ADR	1,743,505	38,174,119
Gazpromneft JSC Sponsored ADR	47,396	920,670
Lukoil OAO Sponsored ADR	354,178	19,750,701
Magnitogorsk Iron & Steel Works Sponsored GDR	111,820	1,395,299
MMC Norilsk Nickel JSC ADR	597,703	11,123,431
Novolipetsk Steel OJSC GDR	83,762	2,859,347
Novorossiysk Sea Trade Port GDR	12,856	115,024
*Polymetal GDR	64,567	1,020,308

108

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
RUSSIA — (Continued)
*Rosneft Oil Co. GDR	1,184,101	$8,239,134
*RusHydro Sponsored ADR	773,445	3,997,220
*Severstal OAO GDR	106,027	1,427,437
Surgutneftegas Sponsonsored ADR	544,495	5,331,830
Tatneft Sponsored ADR	29,354	924,302
*TMK OAO GDR	43,610	856,760
Uralkali Sponsored GDR	111,980	2,767,025
*VimpelCom, Ltd. Sponsored ADR	10,000	153,300
VTB Bank OJSC GDR	582,346	3,849,655
*X5 Retail Group NV GDR	59,942	2,515,087

TOTAL RUSSIA		107,695,755

SOUTH AFRICA — (7.9%)
ABSA Group, Ltd.	362,514	7,022,910
Adcock Ingram Holdings, Ltd.	1,836	17,018
African Bank Investments, Ltd.	318,206	1,630,927
African Rainbow Minerals, Ltd.	170,896	4,324,689
*Anglo American Platinum Corp., Ltd.	86,386	8,242,335
#AngloGold Ashanti, Ltd. Sponsored ADR	197,922	9,324,105
ArcelorMittal South Africa, Ltd.	265,133	3,042,007
*Aspen Pharmacare Holdings, Ltd.	72,465	965,336
Bidvest Group, Ltd.	182,111	3,878,812
Data Tec, Ltd.	6,420	31,888
Discovery Holdings, Ltd.	391,199	2,203,542
Exxaro Resources, Ltd.	83,898	1,578,461
FirstRand, Ltd.	1,540,707	4,516,980
Freeworld Coatings, Ltd.	88,329	128,011
Gold Fields, Ltd. Sponsored ADR	425,086	6,703,606
Harmony Gold Mining Co., Ltd.	255,844	2,938,075
#Harmony Gold Mining Co., Ltd. Sponsored ADR	331,569	3,826,306
Impala Platinum Holdings, Ltd.	478,692	13,514,497
Imperial Holdings, Ltd.	9,026	147,498
Investec, Ltd.	118,615	975,521
Kumba Iron Ore, Ltd.	15,092	856,798
Liberty Holdings, Ltd.	163,900	1,752,525
Massmart Holdings, Ltd.	83,456	1,699,423
Mondi, Ltd.	32,757	272,435
Mr. Price Group, Ltd.	37,628	339,987
MTN Group, Ltd.	1,659,950	29,395,910
Naspers, Ltd. Series N	324,237	16,882,139
Nedbank Group, Ltd.	55,383	1,034,275
Network Healthcare Holdings, Ltd.	251,159	522,483
Pick’n Pay Stores, Ltd.	288,558	1,898,360
Pretoria Portland Cement Co., Ltd.	753,899	3,590,056
#PSG Group, Ltd.	164,207	835,901
Sanlam, Ltd.	961,639	3,600,520
#Sasol, Ltd. Sponsored ADR	920,291	41,643,168
Shoprite Holdings, Ltd.	596,920	8,440,689
Standard Bank Group, Ltd.	861,864	12,676,857
Steinhoff International Holdings, Ltd.	722,272	2,266,281
*Super Group, Ltd.	2,619,768	223,978
Telkom South Africa, Ltd.	374,552	1,935,150
Tiger Brands, Ltd.	79,054	2,119,200
Truworths International, Ltd.	186,043	1,834,088
Vodacom Group, Ltd.	521,362	5,008,342
Woolworths Holdings, Ltd.	130,252	510,354

TOTAL SOUTH AFRICA		214,351,443

SOUTH KOREA — (12.0%)
Amorepacific Corp.	3,527	3,263,178
#Cheil Industrial, Inc.	20,690	1,740,051

109

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#Daewoo Engineering & Construction Co., Ltd.	161,378	$1,512,554
#Daewoo International Corp.	48,663	1,517,389
Daewoo Securities Co., Ltd.	103,195	2,243,609
*Daewoo Shipbuilding & Marine Engineering Co., Ltd.	135,170	3,597,467
Doosan Heavy Industries & Construction Co., Ltd.	14,950	1,178,291
*Doosan Infracore Co., Ltd.	82,000	2,029,201
Glovis Co., Ltd.	6,360	901,786
GS Engineering & Construction Corp.	27,320	2,321,724
GS Holdings Corp.	42,945	2,254,590
Hana Financial Group, Inc.	112,261	3,189,988
#Hankook Tire Manufacturing Co., Ltd.	84,420	2,198,880
Hite Brewery Co., Ltd.	671	74,825
#*Hynix Semiconductor, Inc.	163,310	3,363,376
Hyundai Department Store Co., Ltd.	979	108,495
*Hyundai Development Co.	12,558	353,186
#Hyundai Heavy Industries Co., Ltd.	47,395	15,460,234
#Hyundai Merchant Marine Co., Ltd.	24,600	870,635
Hyundai Mobis	53,070	13,216,066
Hyundai Motor Co., Ltd.	95,919	14,520,680
Hyundai Steel Co.	58,560	5,686,192
Industrial Bank of Korea, Ltd.	78,210	1,123,802
Kangwon Land, Inc.	134,910	3,177,062
KB Financial Group, Inc.	139,085	6,192,774
KCC Corp.	6,489	2,151,809
Kia Motors Corp.	225,130	9,007,785
*Korea Electric Power Corp.	295,290	7,772,156
Korea Exchange Bank	200,200	2,386,496
Korea Gas Corp.	33,003	1,352,147
KT Corp.	164,040	6,463,188
KT&G Corp.	103,590	6,368,452
#LG Chemical, Ltd.	32,392	10,023,148
LG Corp.	122,942	8,795,477
LG Display Co., Ltd. ADR	128,466	2,210,900
#*LG Electronics, Inc.	88,910	7,829,137
#LG Household & Healthcare Co., Ltd.	5,120	1,710,478
LS Industrial Systems Co., Ltd.	1,000	80,274
#NCsoft Corp.	4,529	997,644
OCI Co., Ltd.	780	229,727
#POSCO	46,060	19,010,253
Samsung Card Co., Ltd.	23,720	1,135,103
Samsung Corp.	100,930	5,927,363
#Samsung Electro-Mechanics Co., Ltd.	37,767	4,149,006
Samsung Electronics Co., Ltd.	97,139	64,444,531
Samsung Electronics Co., Ltd. GDR	49,372	16,479,096
Samsung Engineering Co., Ltd.	6,628	1,059,239
Samsung Fire & Marine Insurance, Ltd.	35,022	6,006,021
Samsung Heavy Industries Co., Ltd.	126,000	3,540,789
Samsung SDI Co., Ltd.	20,352	2,795,515
Samsung Securities Co., Ltd.	33,780	1,934,812
#Samsung Techwin Co., Ltd.	7,702	720,016
Shinhan Financial Group Co., Ltd.	218,686	8,471,941
Shinhan Financial Group Co., Ltd. ADR	16,770	1,304,203
Shinsegae Co., Ltd.	12,596	6,385,555
SK Co., Ltd.	21,194	2,208,364
SK Energy Co., Ltd.	51,889	6,982,563
SK Telecom Co., Ltd.	49,971	7,605,864
S-Oil Corp.	47,310	2,921,026
STX Pan Ocean Co., Ltd.	30,480	324,603
Woongjin Coway Co., Ltd.	13,260	481,177

TOTAL SOUTH KOREA		323,361,893

110

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (10.8%)
#Acer, Inc.	2,805,040	$8,168,584
#Advanced Semiconductor Engineering, Inc.	3,289,702	2,862,674
Advantech Co., Ltd.	132,000	360,413
#Asia Cement Corp.	2,513,316	2,589,050
#Asustek Computer, Inc.	445,230	3,613,006
*AU Optronics Corp.	1,332,873	1,329,796
*AU Optronics Corp. Sponsored ADR	353,406	3,544,662
#Catcher Technology Co., Ltd.	302,429	805,407
Cathay Financial Holdings Co., Ltd.	3,891,738	5,948,773
#Chang Hwa Commercial Bank	2,229,000	1,472,826
#Cheng Shin Rubber Industry Co., Ltd.	1,348,486	3,005,740
Chicony Electronics Co., Ltd.	232,436	511,848
*Chimei Innolux Corp.	3,192,818	4,284,446
*China Airlines, Ltd.	1,086,000	846,919
China Development Financial Holding Corp.	4,762,150	1,415,336
China Life Insurance Co., Ltd.	671,420	544,841
China Steel Corp.	9,036,342	9,152,632
Chinatrust Financial Holdings Co., Ltd.	3,493,931	2,181,221
Chunghwa Telecom Co., Ltd. ADR	245,647	5,748,140
*Chungwa Picture Tubes Co., Ltd.	2,091,415	315,748
Clevo Co.	258,643	569,658
#Compal Electronics, Inc.	3,781,541	4,824,575
Delta Electronics, Inc.	1,812,366	7,487,315
E.Sun Financial Holding Co., Ltd.	1,957,668	1,005,506
#Epistar Corp.	396,000	1,267,353
*Eva Airways Corp.	856,000	865,152
*Evergreen Marine Corp., Ltd.	751,869	626,614
#Everlight Electronics Co., Ltd.	163,942	453,569
Far Eastern Department Stores Co., Ltd.	390,525	484,694
#Far Eastern New Century Corp.	4,246,987	6,108,363
Far EasTone Telecommunications Co., Ltd.	815,000	1,173,701
#Farglory Land Development Co., Ltd.	134,229	333,088
First Financial Holding Co., Ltd.	5,340,838	3,522,457
Formosa Chemicals & Fiber Co., Ltd.	4,232,445	12,103,668
Formosa Plastics Corp.	5,051,648	14,473,970
Formosa Taffeta Co., Ltd.	605,000	550,193
#Foxconn Technology Co., Ltd.	780,661	2,434,815
Fubon Financial Holding Co., Ltd.	6,236,758	7,629,915
Giant Manufacture Co., Ltd.	86,506	339,743
#*HannStar Display Corp.	1,381,000	276,139
#Highwealth Construction Corp.	213,000	380,379
Hon Hai Precision Industry Co., Ltd.	5,190,997	19,632,544
Hotai Motor Co., Ltd.	387,000	1,126,012
#HTC Corp.	553,558	12,553,253
Hua Nan Financial Holding Co., Ltd.	5,681,066	3,745,086
#*Inotera Memories, Inc.	674,976	330,763
Inventec Corp.	1,819,358	956,769
Kinsus Interconnect Technology Corp.	120,000	326,552
Largan Precision Co., Ltd.	52,860	1,049,039
Lite-On Technology Corp.	1,210,798	1,599,330
#Macronix International Co., Ltd.	2,074,825	1,275,917
#Media Tek, Inc.	736,995	9,271,650
Mega Financial Holding Co., Ltd.	4,782,000	3,315,348
Nan Ya Plastic Corp.	6,817,564	15,144,810
#Nan Ya Printed Circuit Board Corp.	200,940	820,722
#*Nanya Technology Corp.	185,000	110,686
#Novatek Microelectronics Corp., Ltd.	276,000	804,728
*Pegatron Corp.	1,198,345	1,622,109
Polaris Securities Co., Ltd.	465,000	258,252
Pou Chen Corp.	2,047,487	1,940,216
Powertech Technology, Inc.	339,836	1,123,128

111

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
#President Chain Store Corp.	834,831	$3,311,242
*Qisda Corp.	728,000	507,995
#Realtek Semiconductor Corp.	223,210	529,255
#Richtek Technology Corp.	74,550	586,024
Ruentex Development Co., Ltd.	251,000	415,384
#Ruentex Industries, Ltd.	239,000	683,146
*Shin Kong Financial Holding Co., Ltd.	2,815,657	1,035,282
#Siliconware Precision Industries Co.	2,347,324	2,581,701
SinoPac Holdings Co., Ltd.	3,524,000	1,327,783
#Synnex Technology International Corp.	1,019,756	2,497,594
*Taishin Financial Holdings Co., Ltd.	2,099,122	918,099
*Taiwan Business Bank	826,800	275,300
Taiwan Cement Corp.	2,415,895	2,568,825
Taiwan Cooperative Bank	3,297,397	2,355,231
Taiwan Fertilizer Co., Ltd.	421,000	1,435,503
Taiwan Glass Industrial Corp.	1,310,476	1,584,985
Taiwan Mobile Co., Ltd.	47,000	104,776
#Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	46,056,661
#*Tatung Co., Ltd.	619,000	145,899
Transcend Information, Inc.	131,181	325,915
#Tripod Technology Corp.	217,000	832,626
Tung Ho Steel Enterprise Corp.	7,000	6,545
U-Ming Marine Transport Corp.	648,860	1,335,962
Unimicron Technology Corp.	769,896	1,307,270
Uni-President Enterprises Corp.	3,845,980	4,998,171
United Microelectronics Corp.	7,733,000	3,709,399
*Walsin Lihwa Corp.	1,287,000	770,860
*Wan Hai Lines Co., Ltd.	202,000	148,239
#*Wintek Corp.	528,000	890,119
Wistron Corp.	1,314,716	2,704,886
#WPG Holdings Co., Ltd.	461,349	857,780
*Yang Ming Marine Transport Corp.	748,000	569,206
#Young Fast Optoelectronics Co., Ltd.	50,295	592,189
Yuanta Financial Holding Co., Ltd.	3,090,885	1,941,045
Yulon Motor Co., Ltd.	310,000	607,169

TOTAL TAIWAN		293,137,909

THAILAND — (1.9%)
Advance Info Service PCL (Foreign)	1,464,700	4,397,031
Bangkok Bank PCL (Foreign)	329,000	1,695,480
Bangkok Bank PCL (Foreign) NVDR	286,400	1,423,402
Bangkok Dusit Medical Services PCL (Foreign)	82,900	111,298
Bank of Ayudhya PCL (Foreign)	2,590,200	2,082,182
Banpu PCL (Foreign)	115,100	2,994,596
BEC World PCL (Foreign)	1,032,600	1,145,228
C.P. ALL PCL (Foreign)	2,198,700	3,263,581
Charoen Pokphand Foods PCL (Foreign)	3,734,900	2,902,707
Delta Electronics (Thailand) PCL (Foreign)	167,810	177,717
Glow Energy PCL (Foreign)	119,000	197,473
IRPC PCL (Foreign)	4,240,300	599,696
Kasikornbank PCL (Foreign)	1,612,200	6,775,757
Krung Thai Bank PCL (Foreign)	4,726,870	2,664,580
Land & Houses PCL (Foreign) NVDR	790,000	184,456
PTT Aromatics & Refining PCL (Foreign)	1,287,137	1,277,262
PTT Chemical PCL (Foreign)	517,460	2,433,684
PTT Exploration & Production PCL (Foreign)	592,000	3,376,651
PTT PCL (Foreign)	649,900	6,568,369
Ratchaburi Electricity Generating Holding PCL (Foreign)	864,300	1,052,267
Siam Cement PCL (Foreign) (The)	117,100	1,285,053
Siam Cement PCL (Foreign) NVDR (The)	41,600	438,479
Siam City Cement PCL (Foreign)	123,813	953,996

112

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
THAILAND — (Continued)
Siam Commercial Bank PCL (Foreign)	1,001,366	$3,423,616
Siam Makro PCL (Foreign)	42,900	194,610
Thai Oil PCL (Foreign)	196,000	346,498
*TMB Bank PCL (Foreign)	3,780,000	284,950

TOTAL THAILAND		52,250,619

TURKEY — (2.4%)
Akbank T.A.S.	1,429,079	8,858,638
Anadolu Efes Biracilik ve Malt Sanayi A.S.	298,953	4,712,972
Asya Katilim Bankasi A.S.	151,578	386,226
BIM BirlesikMagazalar A.S.	35,088	1,204,296
*Dogan Sirketler Grubu Holdings A.S.	399,572	286,034
*Dogan Yayin Holding A.S.	3	3
Enka Insaat ve Sanayi A.S.	373,689	1,686,705
*Eregli Demir ve Celik Fabrikalari Turk A.S.	581,062	2,149,895
Ford Otomotiv Sanayi A.S.	114,792	1,006,121
Koc Holding A.S. Series B	775,171	3,648,873
Tupras Turkiye Petrol Rafinerileri A.S.	172,862	4,595,995
*Turk Hava Yollari A.S.	150,171	616,429
Turkcell Iletisim Hizmetleri A.S.	240,093	1,718,123
Turkiye Garanti Bankasi A.S.	2,842,585	17,159,207
Turkiye Halk Bankasi A.S.	139,950	1,390,208
Turkiye Is Bankasi A.S.	2,088,220	9,246,296
Turkiye Vakiflar Bankasi T.A.O.	385,861	1,224,849
*Yapi ve Kredi Bankasi A.S.	1,249,137	4,711,526

TOTAL TURKEY		64,602,396

TOTAL COMMON STOCKS		2,289,520,662

PREFERRED STOCKS — (8.7%)
BRAZIL — (8.7%)
*AES Tiete SA	7,400	102,711
Banco Bradesco SA	1,584,132	32,459,659
*Brasil Telecom SA	436,993	3,210,047
*Brasil Telecom SA ADR	14,349	316,395
Cia Brasileira de Distribuicao Grupo Pao de Acucar SA Sponsored ADR Series A	70,200	2,780,622
Cia de Bebidas das Americas SA	83	11,375
Cia de Bebidas das Americas SA Preferred ADR	151,600	21,108,784
*Cia de Transmissao de Energia Electrica Paulista Series A	2,300	71,206
Cia Energetica de Minas Gerais SA	450,721	7,899,480
Empresa Nasional de Comercio Redito e Participacoes SA	480	4,727
Gerdau SA	756,268	9,714,105
Itau Unibanco Holding SA	1,765,755	42,682,192
#Itau Unibanco Holding SA ADR	271,346	6,664,258
Lojas Americanas SA	16,500	176,519
Petroleo Brasilerio SA ADR	1,376,550	42,934,594
Tele Norte Leste Participacoes SA	180,034	2,756,152
Tele Norte Leste Participacoes SA ADR	127,600	1,957,384
Telecomunicacoes de Sao Paulo SA	96,700	2,316,978
*Telemar Norte Leste SA	33,612	952,831
Ultrapar Participacoes SA Sponsored ADR	63,577	3,944,953
Usinas Siderurgicas de Minas Gerais SA Series A	387,924	4,864,165
Vale SA Series A	1,412,691	39,672,996
*Vale SA Series B	81,160	—
Vale SA Sponsored ADR	166,500	4,783,545
Vivo Participacoes SA	134,958	3,865,468

TOTAL BRAZIL		235,251,146

TOTAL PREFERRED STOCKS		235,251,146

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
#*HKC Holdings, Ltd. Warrants 06/09/11	240,163	1,797

113

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
#*Hong Kong Energy Holdings, Ltd. Warrants 06/09/11	14,555	$135

TOTAL CHINA		1,932

TAIWAN — (0.0%)
*Shin Kong Financial Holding Co., Ltd. Rights 11/25/10	161,687	6,600

TOTAL RIGHTS/WARRANTS		8,532

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $13,610,000 FHLMC 5.00%, 10/15/19, valued at $15,396,313) to be repurchased at $15,165,240	$15,165	15,165,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.0%)
§@DFA Short Term Investment Fund	162,574,034	162,574,034
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $906,014)## to be repurchased at $888,265	$888	888,249

TOTAL SECURITIES LENDING COLLATERAL		163,462,283

TOTAL INVESTMENTS — (100.0%) (Cost $1,331,491,186)		$2,703,407,623

114

THE EMERGING MARKETS SMALL CAP SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (88.0%)
ARGENTINA — (0.0%)
Ferrum SA de Ceramica y Metalurgica Series B	1	$—

BRAZIL — (7.5%)
Acos Villares SA	2,342,500	1,157,266
AES Tiete SA	53,900	629,885
*All America Latina Logistica SA	68,850	651,125
*Amil Participacoes SA	204,808	2,059,764
Anhanguera Educacional Participacoes SA	168,300	3,286,220
B2W Cia Global Do Varejo	123,200	2,238,221
Banco ABC Brasil SA	95,764	881,437
Banco Alfa de Investimento SA	700	3,141
Banco Daycoval SA	42,300	298,536
Banco Industrial e Comercial SA	123,220	1,159,513
*Banco Mercantil do Brasil SA	1,327	11,434
Banco Panamericano SA	111,500	497,727
Banco Pine SA	62,500	534,832
Banco Sofisa SA	92,600	288,643
Bematech SA	68,200	399,100
*Bombril SA	17,600	93,160
BR Malls Participacoes SA	567,258	5,327,948
Brasil Brokers Participacoes SA	162,800	889,497
*Brasil Ecodiesel Industria e Comercio de Biocombustiveis e Oleos Vegetais SA	1,047,720	665,493
Brookfield Incorporacoes SA	461,562	2,489,280
Camargo Correa Desenvolvimento Imobiliario SA	89,936	430,559
Cia de Gas de Sao Paulo SA	36,300	774,975
#Cia de Saneamento Basico do Estado de Sao Paulo ADR	33,100	1,521,276
Cia de Saneamento de Minas Gerais-Copasa	89,800	1,376,866
Cia de Saneamento do Parana	176,900	305,879
*Cia Energetica de Sao Paulo SA	159,900	2,501,523
Cia Hering SA	45,750	2,253,194
Contax Participacoes SA	2,500	47,051
Cosan SA Industria e Comercio	62,800	997,605
CR2 Empreendimentos Imobiliarios SA	6,600	25,774
Cremer SA	56,596	600,477
*Cyrela Brazil Realty SA Empreendimentos e Participacoes	123,033	1,691,767
Diagnosticos Da America SA	507,200	6,159,901
Drogasil SA	51,616	1,329,333
Duratex SA	624,462	7,198,409
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	162,200	2,814,150
Energias do Brazil SA	71,502	1,553,002
*Equatorial Energia SA	71,300	493,561
*Estacio Participacoes SA	39,200	583,285
Eternit SA	188,589	1,134,662
Even Construtora e Incorporadora SA	253,250	1,420,929
EZ Tec Empreendimentos e Participacoes SA	103,758	738,383
*Fertilizantes Fosfatados SA	123,100	1,387,165
Gafisa SA	377,400	3,109,671
#Gafisa SA ADR	180,131	3,024,399
*General Shopping Brasil SA	53,917	398,915
*Globex Utilidades SA	58,737	514,722
#*Gol Linhas Aereas Inteligentes SA ADR	137,727	2,429,504
Grendene SA	201,494	1,045,214
Guararapes Confeccoes SA	12,300	643,828
Helbor Empreendimentos SA	50,524	573,495
*IdeiasNet SA	234,800	521,993
Iguatemi Empresa de Shopping Centers SA	64,800	1,515,671
Industrias Romi SA	77,500	643,592
*Inepar SA Industria e Construcoes	32,940	102,290
*Inpar SA	525,100	1,003,691

115

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
BRAZIL — (Continued)
*Iochpe-Maxion SA	69,580	$1,006,686
JHSF Participacoes SA	178,500	323,343
*Joao Fortes Engenharia SA	37,300	269,829
*Kepler Weber SA	1,804,000	392,566
*Kroton Educacional SA	52,867	545,678
Light SA	199,200	2,509,477
*LLX Logistica SA	488,125	2,675,601
Localiza Rent a Car SA	232,600	3,850,903
*Lojas Renner SA	273,700	10,859,144
*LPS Brasil Consultoria de Imoveis SA	52,324	1,145,693
*Lupatech SA	34,700	428,571
M Dias Branco SA	44,100	1,115,274
*M&G Poliester SA	640,780	56,529
*Magnesita Refratarios SA	538,604	3,554,159
Marfrig Alimentos SA	210,300	1,875,050
Marisa Lojas SA	63,775	1,027,722
Metalfrio Solutions SA	1,900	13,946
*Minerva SA	73,658	263,822
*MMX Mineracao e Metalicos SA	330,084	2,655,737
*MPX Energia SA	69,700	1,166,654
MRV Engenharia e Participacoes SA	300,000	2,920,073
Multiplan Empreendimentos Imobiliarios SA	82,900	1,925,378
Natura Cosmeticos SA	64,136	1,833,212
Obrascon Huarte Lain Brasil SA	45,600	1,545,835
OdontoPrev SA	192,800	2,834,794
Parana Banco SA	29,200	211,062
*Paranapanema SA	355,521	1,124,921
PDG Realty SA Empreendimentos e Participacoes	459,817	5,692,612
*Plascar Participacoes Industriais SA	155,200	350,508
Porto Seguro SA	261,800	3,820,066
Positivo Informatica SA	50,900	483,465
Profarma Distribuidora de Produtos Farmaceuticos SA	17,400	169,876
*Redentor Energia SA	32,500	148,518
*Restoque Comercio e Confeccoes de Roupas SA	13,800	116,062
Rodobens Negocios Imobiliarios SA	31,840	329,579
Rossi Residencial SA	352,090	3,451,944
Santos Brasil Participacoes SA	23,500	315,121
Sao Carlos Empreendimentos e Participacoes SA	52,700	552,942
Sao Martinho SA	83,812	1,005,074
Sao Paulo Alpargatas SA	102,000	692,578
SLC Agricola SA	99,300	1,226,431
Springs Global Participacoes SA	94,700	231,139
Sul America SA	344,448	4,049,589
TAM SA Sponsored ADR	38,100	939,927
Tecnisa SA	36,600	223,866
Tegma Gestao Logistica	32,935	406,385
*Tempo Participacoes SA	41,700	141,019
*Tereos Internacional SA	91,900	225,386
Terna Participacoes SA	3,800	75,964
Totvs SA	49,764	4,516,018
Trisul SA	8,038	37,346
Universo Online SA	72,700	438,261
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	77,400	866,272

TOTAL BRAZIL		155,066,540

CHILE — (2.5%)
AFP Cuprum SA	1,398	69,021
Aguas Andinas SA Series A	748,702	371,175
Almendral SA	1,445,104	171,350
Banmedica SA	1,312,094	2,078,857
Besalco SA	270,428	414,640

116

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHILE — (Continued)
Cementos Bio-Bio SA	452,622	$1,313,959
Cia Cervecerias Unidas SA	204,100	2,282,256
Cia Cervecerias Unidas SA ADR	11,200	630,000
Cia General de Electricidad SA	72,464	456,131
*Cia SudAmericana de Vapores SA	2,745,213	3,659,947
Cintac SA	324,650	258,844
Corpbanca SA	285,638,523	4,493,486
#Corpbanca SA ADR	31,658	2,470,590
Cristalerias de Chile SA	156,836	2,118,080
*E.CL SA	410,964	1,098,929
Embotelladora Andina SA Series A ADR	248	5,972
Embotelladora Andina SA Series B	431,663	2,136,121
Embotelladora Andina SA Series B ADR	900	26,352
Empresa Electrica Pilmaiquen SA	60,267	268,075
*Empresas Iansa SA	6,287,667	717,397
*Empresas La Polar SA	801,254	5,715,006
ENTEL Chile SA	85,352	1,356,436
Farmacias Ahumada SA	249,596	735,240
Forus SA	69,630	173,666
Gasco SA	76,171	487,407
*Grupo Security SA	136,267	67,138
Industrias Forestales SA	20,000	4,825
Inversiones Aguas Metropolitanas SA	1,598,644	2,483,838
*Invertec Pesquera Mar de Chiloe SA	87,162	59,974
Madeco SA	27,103,448	1,578,610
*Masisa SA	8,936,076	1,469,707
*Multiexport Foods SA	1,414,508	633,442
Parque Arauco SA	1,055,338	2,233,869
*PAZ Corp. SA	125,784	107,745
Ripley Corp SA	1,237,107	1,728,131
Salfacorp SA	354,454	1,033,109
Sigdo Koppers SA	259,627	528,383
Socovesa SA	1,370,698	865,545
Sonda SA	951,577	2,060,923
Soquimic Comercial SA	562,478	274,817
Vina Concha Y Toro SA	1,210,803	2,943,651
Vina Concha Y Toro SA Sponsored ADR	1,725	82,748
Vina San Pedro Tarapaca SA	40,113,498	360,009

TOTAL CHILE		52,025,401

CHINA — (12.2%)
#*361 Degrees International, Ltd.	1,054,000	1,023,897
#A8 Digital Music Holdings, Ltd.	392,000	159,177
#Agile Property Holdings, Ltd.	1,580,000	2,084,058
#Ajisen China Holdings, Ltd.	563,000	1,013,695
AMVIG Holdings, Ltd.	538,000	436,601
Anhui Expressway Co., Ltd.	834,000	631,450
Anhui Tianda Oil Pipe Co., Ltd.	492,000	216,528
#Anta Sports Products, Ltd.	467,000	965,911
#Anton Oilfield Services Group	948,000	96,844
Asia Cement China Holdings Corp.	596,000	269,868
*AVIC International Holding HK, Ltd.	4,778,000	250,130
#*AviChina Industry & Technology Co., Ltd. Series H	2,636,000	1,429,653
Baoye Group Co., Ltd.	1,802,000	1,185,322
#Beijing Capital International Airport Co., Ltd.	2,508,000	1,383,885
#Beijing Capital Land, Ltd.	4,358,500	1,601,291
*Beijing Development HK, Ltd.	507,000	101,172
*Beijing Enterprises Water Group, Ltd.	3,621,107	1,266,639
Beijing Jingkelong Co., Ltd.	281,749	338,083
#Beijing North Star Co., Ltd. Series H	1,168,000	317,234
*Beijing Properties Holdings, Ltd.	4,007,061	393,852

117

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Bosideng International Holdings, Ltd.	3,452,000	$1,747,733
#*Brilliance China Automotive Holdings, Ltd.	12,088,000	10,635,308
BYD Electronic International Co., Ltd.	1,358,075	722,626
Central China Real Estate, Ltd.	851,000	193,250
Centron Telecom International Holdings, Ltd.	375,100	89,718
#Chaoda Modern Agriculture Holdings, Ltd.	4,569,245	3,728,840
#China Aerospace International Holdings, Ltd.	8,318,500	1,204,649
#China Agri-Industries Holdings, Ltd.	4,000	5,856
#China Aoyuan Property Group, Ltd.	1,681,000	291,041
#China Automation Group, Ltd.	729,000	573,962
China BlueChemical, Ltd.	1,416,000	1,122,106
#*China Chengtong Development Group, Ltd.	1,800,000	108,123
China Communications Services Corp., Ltd.	1,956,000	1,136,607
China Dongxiang Group Co.	2,075,000	1,171,312
*China Energine International Holdings, Ltd.	1,982,000	200,082
#China Everbright International, Ltd.	5,281,800	2,814,196
China Everbright, Ltd.	650,000	1,694,859
#China Foods, Ltd.	1,270,000	1,055,586
#China Gas Holdings, Ltd.	5,115,500	2,931,088
*China Grand Forestry Green Resources Group, Ltd.	10,756,000	382,305
#China Green Holdings, Ltd.	777,000	799,657
#China Haidian Holdings, Ltd.	1,480,000	246,957
#China High Speed Transmission Equipment Group Co., Ltd.	1,762,422	3,609,486
#China Huiyuan Juice Group, Ltd.	727,500	488,461
*China Metal Recycling Holdings, Ltd.	574,686	640,481
*China Mining Resources Group, Ltd.	20,164,900	568,363
#China Molybdenum Co., Ltd.	1,135,000	1,089,592
#China National Building Material Co., Ltd.	734,000	1,799,391
China National Materials Co., Ltd.	1,706,000	1,522,884
China Nickel Resources Holding Co., Ltd.	716,000	133,278
#*China Oil & Gas Group, Ltd.	5,780,000	763,692
China Pharmaceutical Group, Ltd.	1,148,000	644,310
#China Power International Development, Ltd.	5,805,200	1,319,159
#*China Power New Energy Development Co., Ltd.	6,140,000	612,320
*China Precious Metal Resources Holdings Co., Ltd.	1,968,318	460,327
*China Properties Group, Ltd.	1,021,000	330,027
#*China Qinfa Group, Ltd.	464,000	239,684
#*China Rare Earth Holdings, Ltd.	1,324,000	723,866
China Resources Gas Group, Ltd.	542,000	806,438
*China Resources Microelectronics, Ltd.	3,875,000	178,084
*China Seven Star Shopping, Ltd.	5,840,000	101,498
*China Shanshui Cement Group, Ltd.	1,275,000	907,967
China Shineway Pharmaceutical Group, Ltd.	521,200	1,777,288
*China Singyes Solar Technologies Holdings, Ltd.	418,000	227,481
China Starch Holdings, Ltd.	2,805,000	253,942
China State Construction International Holdings, Ltd.	3,580,800	2,742,693
*China Travel International Investment Hong Kong, Ltd.	13,617,900	3,257,784
China Water Affairs Group, Ltd.	1,746,000	667,697
#China Wireless Technologies, Ltd.	1,100,000	591,777
China Yurun Food Group, Ltd.	1,688,000	6,555,071
*China Zenith Chemical Group, Ltd.	2,050,000	68,936
*Chinese People Holdings Co., Ltd.	168,000	5,653
#*Chongqing Iron & Steel Co., Ltd.	1,681,400	476,129
Chongqing Machinery & Electric Co., Ltd.	1,286,000	437,923
*CIMC Enric Holdings, Ltd.	256,000	117,750
#*Citic 21CN Co., Ltd.	4,363,200	655,750
*CITIC Resources Holdings, Ltd.	8,560,600	2,195,308
*Clear Media, Ltd.	77,000	46,070
*CNNC International, Ltd.	360,042	321,088
*Coastal Greenland, Ltd.	1,096,000	62,381
#Comba Telecom Systems Holdings, Ltd.	990,479	1,126,527

118

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
COSCO International Holdings, Ltd.	3,287,000	$2,001,654
COSCO Pacific, Ltd.	1,232,000	1,919,726
#Coslight Technology International Group, Ltd.	162,000	117,730
CP Pokphand Co., Ltd.	3,792,594	333,015
Dachan Food Asia, Ltd.	401,000	78,811
Dalian Port PDA Co., Ltd.	1,210,000	524,179
Daphne International Holdings, Ltd.	1,354,000	1,521,984
Dawnrays Pharmaceutical Holdings, Ltd.	906,943	404,582
Digital China Holdings, Ltd.	886,800	1,605,432
#Dongfang Electric Co., Ltd.	13,200	64,152
Dongyue Group	1,468,000	648,459
Dynasty Fine Wines Group, Ltd.	582,000	360,446
Embry Holdings, Ltd.	190,000	183,909
*Enerchina Holdings, Ltd.	10,646,167	181,842
ENN Energy Holdings, Ltd.	2,178,000	6,519,695
*Extrawell Pharmaceutical Holdings, Ltd.	2,217,921	200,348
#First Tractor Co., Ltd.	523,176	504,222
*Founder Holdings, Ltd.	1,548,900	106,254
#Franshion Properties China, Ltd.	5,056,000	1,634,937
#Fufeng Group, Ltd.	852,000	762,164
Fushan International Energy Group, Ltd.	3,236,000	2,181,798
*GCL Poly Energy Holdings, Ltd.	2,687,680	861,345
Geely Automobile Holdings, Ltd.	4,175,000	2,366,017
*Global Bio-Chem Technology Group Co., Ltd.	2,684,800	437,012
*Global Sweeteners Holdings, Ltd.	486,951	102,460
Goldbond Group Holdings, Ltd.	1,150,000	67,709
#Golden Eagle Retail Group, Ltd.	564,000	1,496,410
#*Golden Meditech Holdings, Ltd.	2,052,000	381,563
Goldlion Holdings, Ltd.	366,962	153,983
Good Friend International Holdings, Inc.	196,667	127,230
#Great Wall Motor Co., Ltd.	698,500	2,197,076
Great Wall Technology Co., Ltd.	698,950	335,640
Greentown China Holdings, Ltd.	794,500	917,635
Guangdong Investment, Ltd.	5,402,000	2,714,485
#Guangshen Railway Co., Ltd. Sponsored ADR	26,271	534,352
Guangzhou Automobile Group Co., Ltd.	1,641,078	2,519,442
#*Guangzhou Investment Co., Ltd.	8,156,800	1,951,241
Guangzhou Pharmaceutical Co., Ltd.	362,000	386,101
#Guangzhou R&F Properties Co., Ltd.	742,400	1,061,218
#Guangzhou Shipyard International Co., Ltd.	280,000	571,849
#GZI Transportation, Ltd.	2,038,018	1,066,245
#*Haier Electronics Group Co., Ltd.	1,062,000	989,169
Hainan Meilan International Airport Co., Ltd.	175,000	202,071
#Haitian International Holdings, Ltd.	557,000	567,849
Harbin Power Equipment Co., Ltd.	804,000	1,088,062
#*Heng Tai Consumables Group, Ltd.	3,425,000	633,157
#Hengdeli Holdings, Ltd.	2,246,000	1,246,088
#*Hi Sun Technology (China), Ltd.	1,962,000	822,006
#Hidili Industry International Development, Ltd.	1,599,000	1,704,866
#*HKC Holdings, Ltd.	14,610,447	906,997
*Hong Kong Energy Holdings, Ltd.	172,095	14,483
#*Honghua Group, Ltd.	2,081,000	311,860
#*Hopson Development Holdings, Ltd.	3,476,000	3,881,871
#Hua Han Bio-Pharmaceutical Holdings, Ltd.	1,124,000	378,795
Huabao International Holdings, Ltd.	1,127,014	1,703,727
#*Hunan Non-Ferrous Metal Corp., Ltd.	8,774,000	3,944,343
#*Inspur International, Ltd.	2,850,000	254,277
*Interchina Holdings Co.	780,000	88,575
Intime Department Store Group Co., Ltd.	927,000	1,424,246
*Jingwei Textile Machinery Co., Ltd.	232,000	89,947
Ju Teng International Holdings, Ltd.	1,087,856	541,643

119

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
*Kai Yuan Holdings, Ltd.	5,500,000	$185,129
*Kasen International Holdings, Ltd.	222,000	43,045
Kingboard Chemical Holdings, Ltd.	351,500	1,708,471
Kingboard Laminates Holdings, Ltd.	1,418,000	1,372,031
#Kingdee International Software Group Co., Ltd.	1,676,000	885,376
#Kingsoft Corp., Ltd.	990,000	501,757
*Kingway Brewery Holdings, Ltd.	4,396,800	1,043,724
KWG Property Holding, Ltd.	2,013,267	1,594,606
Lai Fung Holdings, Ltd.	5,173,000	183,900
#Lee & Man Paper Manufacturing, Ltd.	1,626,800	1,358,675
#Li Ning Co., Ltd.	1,026,335	2,920,602
Lianhua Supermarket Holdings Co., Ltd.	326,000	1,399,318
Lijun International Pharmaceutical Holding, Ltd.	2,413,826	831,129
Lingbao Gold Co., Ltd.	1,384,000	972,602
#Little Sheep Group, Ltd.	601,000	391,643
#Lonking Holdings, Ltd.	6,648,000	3,576,366
*Loudong General Nice Resources China Holdings, Ltd.	2,152,117	334,031
Lumena Resources Corp.	1,028,000	388,588
#Maoye International Holdings, Ltd.	1,559,000	673,056
*Media China Corp, Ltd.	2,600,000	14,799
MIN XIN Holdings, Ltd.	240,000	128,272
#Mingyuan Medicare Development Co., Ltd.	2,910,000	406,067
*Minmetals Land, Ltd.	2,292,000	462,359
#*Minmetals Resources, Ltd.	4,398,000	3,381,568
Minth Group, Ltd.	813,000	1,521,174
*Nan Hai Corp, Ltd.	19,200,000	168,482
*Nanjing Panda Electronics Co., Ltd.	404,000	112,454
NetDragon Websoft, Inc.	207,044	94,906
#New World China Land, Ltd.	2,703,367	1,014,026
New World Department Store China, Ltd.	585,462	543,221
*Northeast Electric Development Co., Ltd.	338,000	69,383
#*Oriental Ginza Holdings, Ltd.	149,000	29,593
Overseas Chinese Town Asia Holdings, Ltd.	388,183	208,196
Pacific Online, Ltd.	213,150	90,340
#*PetroAsian Energy Holdings, Ltd.	3,344,000	211,031
#Poly Hong Kong Investment, Ltd.	1,632,932	1,687,881
Ports Design, Ltd.	551,500	1,341,020
*Pou Sheng International Holdings, Ltd.	1,652,000	262,640
#Prosperity International Holdings HK, Ltd.	1,800,000	120,754
Qin Jia Yuan Media Services Co., Ltd.	572,000	100,530
Qingling Motors Co., Ltd. Series H	1,110,000	412,950
*Qunxing Paper Holdings Co., Ltd.	446,609	190,568
Regent Manner International, Ltd.	464,000	222,254
REXLot Holdings, Ltd.	9,575,000	888,057
*Richly Field China Development, Ltd.	4,440,000	146,168
Road King Infrastructure, Ltd.	30,000	27,190
Samson Holding, Ltd.	1,097,000	201,227
#*Semiconductor Manufacturing International Corp.	93,483,000	7,834,980
#Shandong Chenming Paper Holdings, Ltd. Series H	370,000	311,183
Shandong Molong Petroleum Machinery Co., Ltd.	203,068	248,654
*Shandong Xinhua Pharmaceutical Co., Ltd.	204,000	90,959
#Shanghai Forte Land Co., Ltd.	1,260,000	375,687
*Shanghai Industrial Urban Development Group, Ltd.	1,594,025	824,646
#Shanghai Jin Jiang International Hotels Group Co., Ltd.	1,868,000	470,916
Shanghai Prime Machinery Co., Ltd.	4,280,000	1,023,305
Shanghai Zendai Property, Ltd.	6,715,000	290,274
Shenji Group Kunming Machine Tool Co., Ltd.	176,250	113,814
Shenzhen Expressway Co., Ltd.	1,724,400	952,667
Shenzhen International Holdings, Ltd.	42,344,300	3,337,480
Shenzhen Investment, Ltd.	10,080,000	3,634,244
Shenzhou International Group	429,000	499,349

120

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Shougang Concord Century Holdings, Ltd.	1,659,153	$218,805
*Shougang Concord International Enterprises Co., Ltd.	11,314,100	1,903,805
#Shui On Land, Ltd.	4,303,077	2,157,074
Sichuan Expressway Co., Ltd.	1,552,000	1,009,849
#Silver base Group Holdings, Ltd.	297,000	217,600
Silver Grant International Industries, Ltd.	2,260,000	762,147
SIM Technology Group, Ltd.	674,000	144,912
#Sino Biopharmaceutical, Ltd.	3,092,000	1,219,119
#*Sino Oil & Gas Holdings, Ltd.	6,905,000	442,596
*Sino Union Energy Investment Group, Ltd.	3,990,000	355,657
SinoCom Software Group, Ltd.	1,550,200	181,684
*Sinofert Holdings, Ltd.	2,267,327	1,204,837
*Sino-i Technology, Ltd.	1,970,000	12,212
Sinolink Worldwide Holdings, Ltd.	10,218,800	1,492,535
SinoMedia Holding, Ltd.	328,000	121,157
Sinopec Kantons Holdings, Ltd.	524,000	277,231
*Sinopec Yizheng Chemical Fibre Co., Ltd.	1,540,000	575,168
Sinotrans Shipping, Ltd.	1,871,000	757,613
Sinotrans, Ltd.	2,061,000	559,966
#Sinotruk Hong Kong, Ltd.	924,500	1,066,522
#Skyworth Digital Holdings, Ltd.	6,672,815	3,915,246
#Soho China, Ltd.	2,320,083	1,975,381
#*Solargiga Energy Holdings, Ltd.	772,000	177,578
#*Sparkle Roll Group, Ltd.	768,000	147,078
SPG Land Holdings, Ltd.	559,425	305,502
#SRE Group, Ltd.	11,833,053	1,209,750
Sunny Optical Technology Group Co., Ltd.	400,000	96,764
Tak Sing Alliance Holdings, Ltd.	955,257	123,387
TCC International Holdings, Ltd.	659,503	272,268
TCL Communication Technology Holdings, Ltd.	1,938,198	1,553,746
TCL Multimedia Technology Holdings, Ltd.	2,068,510	867,659
Tian An China Investments Co., Ltd.	618,000	473,963
Tiangong International Co., Ltd.	242,000	118,554
#Tianjin Capital Environmental Protection Group Co., Ltd.	1,542,000	531,503
#*Tianjin Development Holdings, Ltd.	1,515,800	1,170,621
#Tianjin Port Development Holdings, Ltd.	3,016,800	670,080
*Tianneng Power International, Ltd.	840,000	378,430
#Tomson Group, Ltd.	974,443	381,076
Towngas China Co., Ltd.	2,893,000	1,320,127
TPV Technology, Ltd.	487,964	301,518
Travelsky Technology, Ltd.	945,727	918,151
#Truly International Holdings, Ltd.	426,286	606,140
#*Uni-President China Holdings, Ltd.	1,580,000	1,125,538
*United Energy Group, Ltd.	4,512,450	517,947
*United Gene High-Tech Group, Ltd.	6,880,000	150,323
#Vinda International Holdings, Ltd.	495,000	644,164
#VODone, Ltd.	2,906,000	841,813
#*Wasion Group Holdings, Ltd.	718,000	524,044
Weichai Power Co., Ltd.	600	7,878
Weiqiao Textile Co., Ltd.	2,212,000	1,745,563
Welling Holding, Ltd.	7,036,000	346,401
Wuyi International Pharmaceutical Co., Ltd.	540,000	50,204
Xiamen International Port Co., Ltd.	5,166,000	967,552
#Xingda International Holdings, Ltd.	1,056,000	1,103,848
Xinhua Winshare Publishing & Media Co., Ltd.	609,103	364,138
#Xinjiang Xinxin Mining Industry Co., Ltd.	966,000	653,607
#Xiwang Sugar Holdings Co., Ltd.	1,803,178	610,172
#XTEP International Holdings, Ltd.	813,000	676,686
Yip’s Chemical Holdings, Ltd.	382,000	454,969
Yorkey Optical International Cayman, Ltd.	95,774	17,241
Zhaojin Mining Industry Co., Ltd.	394,167	1,230,255

121

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Zhejiang Expressway Co., Ltd.	1,064,000	$1,079,587
#*Zhejiang Glass Co., Ltd.	445,000	142,377
*Zhong An Real Estate, Ltd.	824,400	195,912
#Zhuzhou CSR Times Electric Co., Ltd.	641,000	1,958,514

TOTAL CHINA		251,479,152

HUNGARY — (0.2%)
*Danubius Hotel & Spa NYRT	45,091	842,357
Egis Gyogyszergyar NYRT	197	23,134
#*FHB Mortgage Bank NYRT	75,102	450,891
*Fotex Holding SE Co., Ltd.	119,895	257,836
*PannErgy P.L.C.	127,046	646,419
*RABA Automotive Holding NYRT	233,233	1,112,606
Zwack Unicum NYRT	1,100	89,026

TOTAL HUNGARY		3,422,269

INDIA — (12.0%)
*3M India, Ltd.	4,978	432,142
Aban Offshore, Ltd.	22,774	404,954
ABG Shipyard, Ltd.	2,377	24,403
*Abhishek Industries, Ltd.	172,482	73,301
Adhunik Metaliks, Ltd.	54,118	129,979
Aditya Birla Nuvo, Ltd.	25,024	461,717
Ador Welding, Ltd.	8,088	39,484
*Advanta India, Ltd.	2,743	28,124
AGC Networks, Ltd.	132	683
Agro Tech Foods, Ltd.	39,674	279,813
AIA Engineering, Ltd.	41,778	389,668
Ajmera Realty & Infra India, Ltd.	33,510	191,618
Akzo Nobel India, Ltd.	50,985	998,829
Alembic, Ltd.	265,727	445,874
Allahabad Bank, Ltd.	141,663	790,511
Allcargo Global Logistics, Ltd.	2,424	7,952
Alok Industries, Ltd.	669,944	410,025
Alstom Projects India, Ltd.	31,063	531,207
Amara Raja Batteries, Ltd.	36,531	163,251
Amtek Auto, Ltd.	124,386	445,472
Anant Raj Industries, Ltd.	202,815	594,285
Andhra Bank	190,475	765,248
Ansal Properties & Infrastructure, Ltd.	196,315	385,641
Apollo Hospitals Enterprise, Ltd.	249,642	2,935,811
Apollo Tyres, Ltd.	663,125	1,070,335
Aptech, Ltd.	69,254	231,435
*Areva T&D India, Ltd.	110,817	734,850
*Arvind Mills, Ltd.	279,573	363,858
*Asahi India Glass, Ltd.	220,013	535,231
*Ashapura Minechem, Ltd.	62,965	72,205
Ashok Leyland, Ltd.	473,432	807,255
Asian Hotels East, Ltd.	13,104	123,592
Asian Hotels West, Ltd.	13,104	70,055
Asian Hotels, Ltd.	13,104	89,161
Aurobindo Pharma, Ltd.	108,294	2,879,248
Automotive Axles, Ltd.	19,185	224,690
Aventis Pharma, Ltd.	23,466	951,995
*Bajaj Electricals, Ltd.	42,264	258,639
Bajaj Finance, Ltd.	54,772	970,319
Bajaj Finserv, Ltd.	90,300	956,569
Bajaj Hindusthan, Ltd.	81,444	226,759
Bajaj Holdings & Investment, Ltd.	61,220	1,208,132
Balaji Telefilms, Ltd.	131,073	144,662
Balkrishna Industries, Ltd.	2,306	38,974

122

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Ballarpur Industries, Ltd.	910,052	$823,035
Balmer Lawrie & Co., Ltd.	23,290	341,333
Balrampur Chini Mills, Ltd.	745,160	1,420,246
Bank of Maharashtra, Ltd.	437,791	768,806
Bannari Amman Sugars, Ltd.	15,919	311,603
*BASF India, Ltd.	7,345	110,785
Bata India, Ltd.	86,199	652,722
BEML, Ltd.	8,967	226,015
Bengal & Assam Co., Ltd.	3,943	33,388
Berger Paints India, Ltd.	531,407	1,212,445
BGR Energy Systems, Ltd.	46,890	794,903
Bharat Electronics, Ltd.	3,242	119,271
Bharat Forge, Ltd.	192,920	1,643,818
Bharati Shipyard, Ltd.	44,652	265,840
Bhushan Steel, Ltd.	391,545	4,382,078
Binani Cement, Ltd.	19,970	40,823
Biocon, Ltd.	56,399	524,191
Birla Corp., Ltd.	104,359	922,737
Bl Kashyap & Sons, Ltd.	9,220	7,488
Blue Dart Express, Ltd.	16,011	389,165
Blue Star, Ltd.	119,701	1,225,327
Bombay Burmah Trading Co.	10,000	117,766
Bombay Dyeing & Manufacturing Co., Ltd.	56,142	775,737
Bombay Rayon Fashions, Ltd.	78,213	386,634
Brigade Enterprises, Ltd.	19,335	58,934
Britannia Industries, Ltd.	151,875	1,423,801
Cadila Healthcare, Ltd.	109,401	1,726,007
Carborundum Universal, Ltd.	152,175	882,932
Central Bank of India	261,889	1,336,207
Centum Electronics, Ltd.	15,720	46,604
Century Enka, Ltd.	7,619	41,695
Century Plyboards India, Ltd.	137,796	212,884
Century Textiles & Industries, Ltd.	6,028	68,271
CESC, Ltd.	164,998	1,380,662
Chambal Fertilizers & Chemicals, Ltd.	539,201	976,356
*Chemplast Sanmar, Ltd.	79,745	15,875
Chennai Petroleum Corp., Ltd.	155,542	845,634
Cholamandalam Investment & Finance Co., Ltd.	71,956	292,666
City Union Bank, Ltd.	630,312	718,109
Clariant Chemicals (India), Ltd.	25,417	437,388
CMC, Ltd.	27,821	1,312,375
Core Projects & Technologies, Ltd.	63,381	410,570
Coromandel International, Ltd.	218,053	3,152,273
Corp. Bank	47,850	808,709
Crisil, Ltd	10,145	1,406,462
Crompton Greaves, Ltd.	90,237	647,265
Cummins India, Ltd.	54,392	973,479
*Dalmia Bharat Enterprises, Ltd.	60,289	238,849
Dalmia Cement (Bharat), Ltd.	60,289	65,708
DCM Shriram Consolidated, Ltd.	258,455	271,457
Deccan Chronicle Holdings, Ltd.	65,585	190,639
Deepak Fertilizers & Petrochemicals Corp., Ltd.	143,664	576,194
*Development Credit Bank, Ltd.	102,463	160,274
Dewan Housing Finance Corp., Ltd.	97,731	686,370
Dhanalakshmi Bank, Ltd.	100,005	418,837
*Dish TV (India), Ltd.	422,780	535,036
Dishman Pharmaceuticals & Chemicals, Ltd.	109,719	451,935
Divi’s Laboratories, Ltd.	48,396	754,168
Dredging Corp. of India, Ltd.	1,727	20,158
E.I.D. - Parry (India), Ltd.	142,978	1,599,197
eClerx Services, Ltd.	11,129	150,997

123

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Edelweiss Capital, Ltd.	294,950	$414,937
Eicher Motors, Ltd.	44,035	1,277,127
EIH, Ltd.	212,144	595,120
Elder Pharmaceuticals, Ltd.	41,972	376,441
Electrosteel Casings, Ltd.	384,060	359,232
Elgi Equipments, Ltd.	112,237	465,501
Era Infra Engineering, Ltd.	90,179	454,208
Esab India, Ltd.	26,438	334,778
Escorts, Ltd.	105,268	523,273
*Ess Dee Aluminium, Ltd.	10,956	116,320
*Essar Shipping Ports & Logistics, Ltd.	309,083	762,626
Essel Propack, Ltd.	229,455	267,705
Eveready Industries (India), Ltd.	108,836	167,893
Everest Kanto Cylinder, Ltd.	35,000	99,623
*Everonn Education, Ltd.	7,600	113,293
Exide Industries, Ltd.	923,744	3,223,812
FAG Bearings (India), Ltd.	26,817	556,576
FDC, Ltd.	245,896	574,324
Federal Bank, Ltd.	279,298	2,966,879
Financial Technologies (India), Ltd.	42,153	938,377
Finolex Cables, Ltd.	253,437	335,883
Finolex Industries, Ltd.	229,394	601,403
*Fortis Healthcare, Ltd.	71,508	258,495
*Fresenius Kabi Oncology, Ltd.	11,883	34,284
*Future Capital Holdings, Ltd.	16,270	88,250
*Future Mall Management, Ltd.	142	—
Gammon India, Ltd.	141,799	651,679
*Gammon Infrastructure Projects, Ltd.	50,558	26,350
*Ganesh Housing Corp., Ltd.	4,380	24,111
Gateway Distriparks, Ltd.	16,891	42,100
Geodesic, Ltd.	144,811	381,318
*Geojit BNP Paribas Financial Services, Ltd.	60,986	48,182
GHCL, Ltd.	159,986	172,328
*GIC Housing Finance, Ltd.	21,467	72,546
Gillette India, Ltd.	9,020	387,479
Gitanjali Gems, Ltd.	51,190	341,102
GlaxoSmithKline Consumer Healthcare, Ltd.	56,286	2,784,045
Glenmark Pharmaceuticals, Ltd.	157,157	1,204,999
Godfrey Phillips India, Ltd.	2,778	106,172
Godrej Consumer Products, Ltd.	295,660	2,769,315
Godrej Industries, Ltd.	146,574	704,278
*Goetze (India), Ltd.	60,504	238,615
*Gokul Refoils & Solvent, Ltd.	32,178	70,821
Graphite India, Ltd.	221,802	467,881
Great Eastern Shipping Co., Ltd.	123,717	882,789
Great Offshore, Ltd.	42,090	356,922
Greaves Cotton, Ltd.	92,367	977,957
Grindwell Norton, Ltd.	18,171	94,209
Gruh Finance, Ltd.	21,586	199,707
*GTL Infrastructure, Ltd.	516,486	519,565
GTL, Ltd.	172,195	1,618,660
Gujarat Alkalies & Chemicals, Ltd.	135,835	399,804
Gujarat Ambuja Exports, Ltd.	180,510	172,665
Gujarat Fluorochemicals, Ltd.	145,154	604,005
Gujarat Gas Co., Ltd.	171,320	1,475,253
*Gujarat Industries Power Co., Ltd.	44,878	116,073
Gujarat Mineral Development Corp., Ltd.	19,959	60,808
Gujarat Narmada Valley Fertilizers Co., Ltd.	190,388	533,977
Gujarat State Fertilizers & Chemicals, Ltd.	97,061	786,596
Gujarat State Petronet, Ltd.	275,996	700,724
Gulf Oil Corp., Ltd.	16,535	47,637

124

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
*GVK Power & Infrastructure, Ltd.	1,143,587	$1,096,615
H.E.G., Ltd.	58,975	362,017
HCL Infosystems, Ltd.	280,963	718,684
*HeidelbergCement India, Ltd.	274,729	283,284
Hexaware Technologies, Ltd.	166,745	330,121
Hikal, Ltd.	17,498	168,009
*Himachal Futuristic Communications, Ltd.	705,174	171,696
Hinduja Global Solutions, Ltd.	36,075	315,689
Hinduja Ventures, Ltd.	36,075	362,992
Hindustan Construction Co., Ltd.	1,024,402	1,411,949
*Hindustan Dorr Oliver, Ltd.	32,328	95,295
Hindustan Oil Exploration Co., Ltd.	68,772	393,511
Hindustan Petroleum Corp, Ltd.	10,181	111,831
*Hitachi Home & Life Solutions India, Ltd.	3,997	26,974
Honeywell Automation India, Ltd.	6,781	390,194
Hotel Leelaventure, Ltd.	513,732	597,433
*Housing Development & Infrastructure, Ltd.	112,538	629,004
HSIL, Ltd.	69,904	220,725
HT Media, Ltd.	41,211	147,491
*IBN18 Broadcast, Ltd.	98,351	258,015
ICSA (India), Ltd.	8,443	24,683
IDBI Bank, Ltd.	245,091	998,289
IFCI, Ltd.	869,319	1,356,848
India Cements, Ltd.	148,839	371,851
India Infoline, Ltd.	282,536	741,358
Indiabulls Financial Services, Ltd.	394,273	1,964,911
*Indiabulls Real Estate, Ltd.	631,185	2,730,244
Indian Bank	116,452	768,499
Indian Hotels Co., Ltd.	640,595	1,445,329
Indian Overseas Bank	210,586	757,911
*Indo Rama Synthetics (India), Ltd.	136,867	208,404
Indoco Remedies, Ltd.	12,300	138,648
*Indraprastha Gas, Ltd.	52,999	392,354
IndusInd Bank, Ltd.	447,357	2,668,821
INEIS ABS India, Ltd.	23,441	199,680
Info Edge India, Ltd.	15,737	237,835
*Infomedia 18, Ltd.	59,475	34,888
Infotech Enterprises, Ltd.	174,836	640,355
ING Vysya Bank, Ltd.	21,126	191,687
Ipca Laboratories, Ltd.	163,730	1,200,734
IRB Infrastructure Developers, Ltd.	235,476	1,379,165
*IVRCL Assets & Holdings, Ltd.	42,772	107,922
IVRCL Infrastructures & Projects, Ltd.	493,562	1,663,788
J.B. Chemicals & Pharmaceuticals, Ltd.	136,681	375,895
Jagran Prakashan, Ltd.	188,073	566,850
Jai Balaji Industries, Ltd.	13,224	93,170
Jain Irrigation Systems, Ltd.	556,840	2,916,727
*Jaiprakash Power Ventures, Ltd.	236,636	332,894
Jammu & Kashmir Bank, Ltd.	74,481	1,530,220
JBF Industries, Ltd.	99,101	477,857
*Jet Airways (India), Ltd.	15,491	283,511
*Jindal Drilling & Industries, Ltd.	15,564	195,340
Jindal Poly Films, Ltd.	58,808	832,534
Jindal Saw, Ltd.	367,590	1,800,473
*Jindal South West Holdings, Ltd.	5,008	225,494
JK Cement, Ltd.	900	3,527
JK Lakshmi Cement, Ltd.	17,485	24,243
JK Tyre & Industries, Ltd.	16,997	62,525
JM Financial, Ltd.	485,867	425,277
*JSL Stainless, Ltd.	207,228	570,128
Jubilant Organosys, Ltd.	91,504	649,243

125

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
*Jyothy Laboratories, Ltd.	36,822	$228,648
Jyoti Structures, Ltd.	116,466	347,559
K.S.B. Pumps, Ltd.	15,895	180,294
Kalpataru Power Transmission, Ltd.	9,420	36,829
*Kansai Nerolac Paints, Ltd.	198	4,011
Karnataka Bank, Ltd.	198,190	824,732
Karur Vysya Bank, Ltd.	114,037	1,375,830
Karuturi Global, Ltd.	85,939	67,501
KEC International, Ltd.	50,258	549,809
Kesoram Industries, Ltd.	83,108	554,572
*Kingfisher Airlines, Ltd.	151,449	260,382
Kiri Dyes & Chemicals, Ltd.	8,514	114,986
Kirloskar Brothers, Ltd.	817	4,032
*Kirloskar Eng India, Ltd.	267,264	1,233,132
Kirloskar Industries, Ltd.	17,817	152,330
Koutons Retail India, Ltd.	6,600	15,014
KPIT Cummins Infosystems, Ltd.	107,009	378,399
KS Oils, Ltd.	254,017	327,965
*KSK Energy Ventures, Ltd.	75,248	282,732
*Lakshmi Energy & Foods, Ltd.	11,641	18,548
Lakshmi Machine Works, Ltd.	5,560	335,416
Lakshmi Vilas Bank, Ltd.	38,651	112,951
*Lanco Infratech, Ltd.	142,510	204,482
LIC Housing Finance, Ltd.	148,431	4,477,435
Madhucon Projects, Ltd.	1,879	6,227
Madras Cements, Ltd.	51,240	134,081
*Mahanagar Telephone Nigam, Ltd.	344,165	523,149
Maharashtra Scooters, Ltd.	4,550	42,618
Maharashtra Seamless, Ltd.	99,628	937,161
Mahindra & Mahindra Financial Services, Ltd.	68,277	1,133,420
Mahindra Lifespace Developers, Ltd.	56,900	609,401
Mangalam Cement, Ltd.	18,450	62,087
Mangalore Refinery & Petrochemicals, Ltd.	70,797	129,823
Marico, Ltd.	788,109	2,420,083
Mastek, Ltd.	59,764	276,142
*MAX India, Ltd.	261,485	934,156
*Maytas Infra, Ltd.	19,818	89,568
McLeod Russel India, Ltd.	45,525	236,314
*Megasoft, Ltd.	21,301	15,675
Mercator Lines, Ltd.	350,017	508,306
Merck, Ltd.	20,256	348,502
MindTree, Ltd.	4,544	52,309
*Monnet Ispat, Ltd.	67,091	903,749
Monsanto India, Ltd.	11,378	515,926
Moser Baer (India), Ltd.	372,370	543,857
Motherson Sumi Systems, Ltd.	628,155	2,602,517
*Motilal Oswal Financial Services, Ltd.	23,147	101,138
Mphasis, Ltd.	112,005	1,542,347
MPS, Ltd.	479	587
MRF, Ltd.	5,580	1,169,737
*Mukta Arts, Ltd.	672	757
Nagarjuna Construction Co., Ltd.	309,858	1,031,907
Nagarjuna Fertilizers & Chemicals, Ltd.	575,408	438,328
Nahar Capital & Financial Services, Ltd.	31,896	78,272
Nahar Poly Films, Ltd.	45,938	47,763
Nahar Spinning Mills, Ltd.	67,990	208,935
*Natco Pharma, Ltd.	8,524	52,068
Navneet Publications (India), Ltd.	169,970	233,945
NESCO, Ltd.	1,134	14,730
NIIT Technologies, Ltd.	114,330	562,867
NIIT, Ltd.	340,635	503,886

126

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Nirma, Ltd.	77,849	$406,379
NOCIL, Ltd.	201,948	102,147
*Noida Toll Bridge Co., Ltd.	42,494	30,402
Nucleus Software Exports, Ltd.	42,062	119,856
OCL India, Ltd.	56,194	166,965
*OCL Iron & Steel, Ltd.	8,906	15,305
Omax Autos, Ltd.	17,939	24,334
*OMAXE, Ltd.	88,610	298,933
*OnMobile Global, Ltd.	15,514	116,873
Opto Circuits India, Ltd.	347,144	2,239,890
*Orbit Corp., Ltd.	99,256	259,748
Orchid Chemicals & Pharmaceuticals, Ltd.	113,459	732,908
Orient Paper & Industries, Ltd.	238,530	316,298
Oriental Bank of Commerce	70,294	790,649
Panacea Biotec, Ltd.	104,341	470,433
Pantaloon Retail India, Ltd.	2,575	27,374
Pantaloon Retail India, Ltd. Class B	257	2,170
*Parsvnath Developers, Ltd.	86,774	130,400
Patel Engineering, Ltd.	73,297	601,627
Patni Computer Systems, Ltd.	88,721	922,083
Patni Computer Systems, Ltd. ADR	27,061	565,034
Peninsula Land, Ltd.	144,659	200,106
Petronet LNG, Ltd.	641,661	1,607,054
*Phillips Carbon Black, Ltd.	6,115	27,384
Pidilite Industries, Ltd.	856,406	2,790,293
Piramal Healthcare, Ltd.	103,288	1,111,282
Plethico Pharmaceuticals, Ltd.	2,391	21,201
Polaris Software Lab, Ltd.	125,423	458,843
Praj Industries, Ltd.	237,984	369,717
*Prakash Industries, Ltd.	35,972	116,959
Pratibha Industries, Ltd.	3,920	6,842
Pricol, Ltd.	86,536	50,678
Prism Cement, Ltd.	411,116	546,403
Proctor & Gamble Hygiene & Health Care, Ltd.	1,788	82,228
Provogue India, Ltd.	64,760	109,085
PSL, Ltd.	63,467	157,119
PTC India, Ltd.	323,705	978,888
Punj Lloyd, Ltd.	191,267	509,143
*PVP Ventures, Ltd.	43,697	11,689
Radico Khaitan, Ltd.	133,619	535,792
Rain Commodities, Ltd.	76,883	278,827
Rajesh Exports, Ltd.	92,871	247,477
Rallis India, Ltd.	29,653	976,129
*Rama Newsprint & Papers, Ltd.	69,017	30,537
*Raymond, Ltd.	98,113	956,982
Redington India, Ltd.	197,090	354,136
REI Agro, Ltd.	1,280,160	787,631
Rei Six Ten Retail, Ltd.	198,134	330,663
*Reliance Broadcast Network, Ltd.	66,472	146,704
Reliance Industrial Infrastructure, Ltd.	18,341	356,776
*Reliance MediaWorks, Ltd.	66,472	367,674
*Reliance Natural Resources, Ltd.	205,899	178,102
Rico Auto Industries, Ltd.	136,391	83,033
Rolta India, Ltd.	266,216	1,001,289
Ruchi Infrastructure, Ltd.	16,691	12,221
Ruchi Soya Industries, Ltd.	371,710	1,105,280
*S.Kumars Nationwide, Ltd.	189,044	346,751
*Sadbhav Engineering, Ltd.	1,367	44,617
Sanwaria Agro Oils, Ltd.	5,366	15,793
*Satyam Computer Services, Ltd.	492,385	875,644
SEAMEC, Ltd.	58,658	201,805

127

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Shiv-Vani Oil & Gas Exploration Services, Ltd.	15,549	$149,549
Shopper’s Stop, Ltd.	14,272	222,518
Shree Ashtavinyak Cine Vision, Ltd.	836,026	758,841
Shree Cement, Ltd.	14,439	679,240
*Shree Renuka Sugars, Ltd.	698,043	1,423,658
Shriram EPC, Ltd.	1,917	10,655
Shriram Transport Finance Co., Ltd.	260,052	5,166,633
*Sicagen India, Ltd.	41,648	22,694
*Sical Logistics, Ltd.	4,846	6,878
Simplex Infrastructures, Ltd.	1,045	11,575
SKF India, Ltd.	68,494	896,656
Sobha Developers, Ltd.	73,316	595,930
Solar Industries India, Ltd.	1,432	17,099
Sona Koyo Steering Systems, Ltd.	233,120	105,700
Sonata Software, Ltd.	155,438	208,799
South Indian Bank, Ltd.	1,637,800	1,018,713
*Spice Mobility, Ltd.	31,348	87,931
SREI Infrastructure Finance, Ltd.	165,360	492,806
SRF, Ltd.	101,277	919,380
*State Bank of Bikaner & Jaipur	28,162	455,939
Sterling Biotech, Ltd.	413,088	1,014,611
Sterlite Technologies, Ltd.	478,470	893,721
Strides Arcolab, Ltd.	64,472	608,132
*Summit Securities, Ltd.	191	1,166
*Sun Pharma Advanced Research Co., Ltd.	237,935	496,486
Sun TV Network, Ltd.	29,505	330,953
Sundaram Finance, Ltd.	12,616	197,742
Sundaram-Clayton, Ltd.	7,780	40,380
Sundram Fastners, Ltd.	365,122	519,410
Supreme Industries, Ltd.	111,325	363,762
Supreme Petrochem, Ltd.	144,830	217,359
Swaraj Engines, Ltd.	3,100	32,737
Syndicate Bank	375,000	1,175,784
Taj GVK Hotels & Resorts, Ltd.	83,666	287,089
Tamilnadu Newsprint & Papers, Ltd.	4,775	16,424
Tata Chemicals, Ltd.	40,145	353,177
#*Tata Communications, Ltd. ADR	59,097	822,630
Tata Elxsi, Ltd.	51,574	322,730
Tata Investment Corp., Ltd.	44,578	582,423
*Tata Metaliks, Ltd.	10,815	33,030
Tata Tea, Ltd.	636,272	1,785,808
*Tata Teleservices Maharashtra, Ltd.	893,799	454,340
*TCI Developers	452	2,137
Tech Mahindra, Ltd.	86,138	1,413,274
*Teledata Marine Solutions, Ltd.	152,395	117,491
*Teledata Technology Solutions, Ltd.	152,395	3,433
*Television Eighteen India, Ltd.	80,069	155,937
TexmaCo., Ltd.	155,901	569,393
Thermax India, Ltd.	48,315	942,930
Thomas Cook India, Ltd.	134,500	202,357
Time Technoplast, Ltd.	10,176	13,917
*Timken India, Ltd.	13,298	57,772
Titagarh Wagons, Ltd.	3,380	37,734
Titan Industries, Ltd.	14,800	1,184,029
Torrent Pharmaceuticals, Ltd.	116,854	1,457,606
*Torrent Power, Ltd.	20,643	135,959
Transport Corp of India, Ltd.	9,043	25,031
Trent, Ltd.	18,895	431,850
*Trent, Ltd. Series A	4,198	87,409
*Trent, Ltd. Series B	4,198	85,188
Triveni Engineering & Industries, Ltd.	73,505	198,590

128

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
TTK Prestige, Ltd.	6,329	$199,003
Tube Investments of India	290,925	991,708
*Tulip IT Services, Ltd.	62,690	252,794
TVS Motor Co., Ltd.	236,225	389,324
UCO Bank	483,746	1,373,539
Uflex, Ltd.	8,623	58,964
*Ultratech Cement, Ltd.	28,174	696,299
Unichem Laboratories, Ltd.	130,867	670,220
Union Bank of India	87,222	744,280
United Phosphorus, Ltd.	323,860	1,456,566
Unity Infraprojects, Ltd.	6,483	15,394
Usha Martin, Ltd.	433,015	846,597
*UTV Software Communications, Ltd.	21,157	274,222
Vardhman Textiles, Ltd.	76,291	580,184
Varun Shipping Co., Ltd.	213,797	198,441
*Venky’s India, Ltd.	5,976	112,369
Vesuvius India, Ltd.	1,802	12,097
Videocon Industries, Ltd.	76,102	434,729
Vijaya Bank	191,841	460,742
VIP Industries, Ltd.	29,886	397,939
Voltamp Transformers, Ltd.	1,617	31,946
Voltas, Ltd.	191,692	1,060,854
WABCO-TVS (India), Ltd.	6,749	169,926
*Walchandnagar Industries, Ltd.	3,744	17,323
Welspun Corp., Ltd.	292,491	1,644,502
*Welspun Global Brands, Ltd.	9,265	4,380
Welspun India, Ltd.	92,659	139,993
*Welspun Investments & Commercials, Ltd.	4,632	14,900
*Wockhardt, Ltd.	52,983	352,589
Wyeth, Ltd.	37,441	676,524
Yes Bank, Ltd.	160,036	1,298,027
Zee Entertainment Enterprises, Ltd.	228,916	1,431,949
*Zee Learn, Ltd.	57,229	6,699
*Zee News, Ltd.	31,443	10,713
Zensar Technologies, Ltd.	82,234	284,285
Zuari Industries, Ltd.	42,970	801,844
Zydus Wellness, Ltd.	17,414	210,001

TOTAL INDIA		248,381,265

INDONESIA — (3.7%)
*PT Agis Tbk	3,447,500	65,779
PT AKR Corporindo Tbk	3,284,700	555,663
PT Aneka Tambang Tbk	9,009,500	2,580,959
PT Asahimas Flat Glass Tbk	983,000	694,666
*PT Bakrie & Brothers Tbk	115,240,500	698,599
PT Bakrie Sumatera Plantations Tbk	22,528,500	977,590
*PT Bakrie Telecom Tbk	41,178,000	1,110,575
PT Bakrieland Development Tbk	59,737,250	1,061,351
PT Bank Bukopin Tbk	6,092,000	476,841
PT Bank Negara Indonesia Persero Tbk	3,000,000	1,311,700
*PT Bank Pan Indonesia Tbk	26,697,875	3,348,782
*PT Bank Tabungan Pensiunan Nasional Tbk	53,500	77,839
*PT Barito Pacific Tbk	7,324,500	1,043,426
*PT Bayan Resources Tbk	272,500	384,360
*PT Berlian Laju Tanker Tbk	25,697,866	1,110,007
*PT Bhakti Investama Tbk	87,247,400	1,256,674
*PT Bisi International Tbk	4,366,500	1,152,538
PT Budi Acid Jaya Tbk	5,947,000	142,575
PT Bumi Serpong Damai Tbk	9,064,500	854,173
*PT Central Proteinaprima Tbk	21,920,000	129,987
PT Charoen Pokphand Indonesia Tbk	6,835,500	6,559,173

129

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDONESIA — (Continued)
*PT Ciputra Development Tbk	15,068,000	$712,054
*PT Ciputra Surya Tbk	1,642,000	129,236
PT Citra Marga Nusaphala Persada Tbk	6,948,000	1,173,473
PT Clipan Finance Indonesia Tbk	1,482,000	68,261
*PT Darma Henwa Tbk	26,124,100	226,412
*PT Davomas Adabi Tbk	41,920,000	370,877
*PT Delta Dunia Makmur Tbk	12,220,000	1,468,836
PT Dynaplast Tbk	1,038,000	326,128
PT Elnusa Tbk	4,609,500	173,418
*PT Energi Mega Persada Tbk	57,249,000	760,120
PT Ever Shine Textile Tbk	4,029,640	40,804
PT Gajah Tunggal Tbk	2,681,500	699,814
PT Global Mediacom Tbk	20,618,500	1,146,371
PT Gozco Plantations Tbk	6,714,000	323,866
*PT Hanson International Tbk	5,038,000	108,229
*PT Hero Supermarket Tbk	33,000	15,508
PT Hexindo Adiperkasa Tbk	745,500	543,371
*PT Holcim Indonesia Tbk	9,852,500	2,571,847
*PT Indah Kiat Pulp & Paper Corp. Tbk	6,258,000	1,456,381
PT Indika Energy Tbk	2,819,500	1,155,378
PT Indo Tambangraya Megah Tbk	45,000	228,198
PT Indofood Sukses Makmur Tbk	5,718,500	3,335,160
*PT Indo-Rama Synthetics Tbk	485,000	49,044
PT Indosat Tbk ADR	2,700	88,938
*PT Intiland Development Tbk	9,462,332	541,401
PT Japfa Comfeed Indonesia Tbk	590,000	208,478
PT Jasa Marga Tbk	5,417,500	2,277,035
PT Jaya Real Property Tbk	1,967,500	331,047
PT Kalbe Farma Tbk	14,904,238	4,476,715
*PT Kawasan Industri Jababeka Tbk	76,055,000	1,144,053
*PT Keramika Indonesia Assosiasi Tbk	100,000	1,200
*PT Lippo Karawaci Tbk	35,036,250	2,431,727
PT Matahari Putra Prima Tbk	3,652,000	575,383
PT Mayorah Indah Tbk	2,187,000	2,957,016
PT Medco Energi Internasional Tbk	3,846,500	1,761,931
*PT Mitra Adiperkasa Tbk	3,015,000	860,450
*PT Mitra International Resources Tbk	6,855,000	184,687
*PT Modern International Tbk	40,000	8,697
*PT Pakuwon Jati Tbk	9,159,000	965,614
*PT Panasia Indosyntec Tbk	79,000	2,077
*PT Panin Financial Tbk	26,747,500	584,782
*PT Panin Insurance Tbk	6,609,000	407,725
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	1,475,500	1,939,262
*PT Pioneerindo Gourmet International Tbk	29,000	714
*PT Polaris Investama Tbk	2,730,500	315,073
*PT Polychem Indonesia Tbk	4,228,000	97,113
*PT Prasidha Aneka Niaga Tbk	84,000	987
PT Ramayana Lestari Sentosa Tbk	14,295,000	1,458,229
PT Sampoerna Agro Tbk	2,026,500	682,275
*PT Samudera Indonesia Tbk	223,000	104,514
PT Selamat Sempurna Tbk	3,625,000	422,277
*PT Sentul City Tbk	25,618,000	336,096
PT Sinar Mas Agro Resources & Technology Tbk	1,071,460	625,536
PT Sorini Agro Asia Corporindo Tbk	917,500	316,052
*PT Sumalindo Lestari Jaya Tbk	250	4
PT Summarecon Agung Tbk	16,534,532	2,098,443
*PT Sunson Textile Manufacturer Tbk	2,325,500	54,641
*PT Surabaya Agung Industri Pulp & Kertas Tbk	64,500	1,119
*PT Surya Citra Media Tbk	48,500	17,850
*PT Surya Dumai Industri Tbk	3,298,500	—
*PT Suryainti Permata Tbk	7,252,000	72,216

130

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
INDONESIA — (Continued)
*PT Suryamas Dutamakmur Tbk	125,000	$1,329
*PT Texmaco Jaya Tbk	93,000	30,696
PT Timah Tbk	8,795,000	2,815,672
PT Trada Maritime Tbk	2,882,000	193,785
PT Trias Sentosa Tbk	38,725,600	1,001,667
PT Trimegah Sec Tbk	9,961,000	131,473
*PT Truba Alam Manunggal Engineering Tbk	14,653,000	136,934
PT Tunas Ridean Tbk	13,838,000	1,210,490
*PT Ultrajaya Milk Industry & Trading Co. Tbk	390,000	74,180
PT Unggul Indah Cahaya Tbk	48,239	11,065
PT Wijaya Karya Tbk	5,193,000	420,148

TOTAL INDONESIA		77,054,839

ISRAEL — (0.0%)
Alony Hetz Properties & Investments, Ltd.	1	3
*Beit Shemesh Engines Holdings, Ltd.	—	—
Delta-Galil Industries, Ltd.	1	6
*Electra Real Estate, Ltd.	1	7
*Feuchtwanger Investments, Ltd.	4,200	14
Formula Systems, Ltd.	—	2
*Formula Vision Technologies, Ltd.	1	—
*Jerusalem Oil Exploration	—	5
*Knafaim Arkia Holdings, Ltd.	25,078	138,435
*Metis Capital, Ltd.	919	3,185
*Mivtach Shamir Holdings, Ltd.	15,288	474,767
*Naphtha Israel Petroleum Corp., Ltd.	1	5
Osem Investments, Ltd.	1	10
Scailex Corp, Ltd.	9,002	174,293
Super-Sol, Ltd. Series B	—	3

TOTAL ISRAEL		790,735

MALAYSIA — (5.0%)
*A&M Realty Berhad	130,000	23,699
Acoustech Berhad	156,200	38,903
*Adventa Berhad	39,900	30,910
Aeon Co. Berhad	974,200	1,728,461
Alam Maritim Resources Berhad	88,500	31,844
Al-’Aqar KPJ REIT Berhad	75,371	28,599
*Amcorp Properties Berhad	716,033	97,966
Amway (Malaysia) Holdings Berhad	396,700	1,028,034
Ancom Berhad	400,500	66,326
Ann Joo Resources Berhad	981,750	944,437
*Anson Perdana Berhad	10,000	145
APM Automotive Holdings Berhad	250,400	420,651
*Asas Dunia Berhad	137,000	40,759
*Asia Pacific Land Berhad	1,888,600	228,317
Bandar Raya Developments Berhad	1,190,200	919,552
*Berjaya Assets Berhad	684,000	154,297
Berjaya Corp. Berhad	1,888,000	657,143
Berjaya Land Berhad	3,734,000	1,407,095
*Berjaya Media Berhad	104,800	17,291
*Berjaya Retail Berhad	188,800	25,788
Bimb Holdings Berhad	926,600	360,539
Bintulu Port Holdings Berhad	23,400	51,421
Bolton Berhad	674,600	245,153
*Boustead Heavy Industries Corp. Berhad	65,800	92,557
Boustead Holdings Berhad	706,520	1,277,613
Cahya Mata Sarawak Berhad	823,600	716,132
Carlsberg Brewery Malaysia Berhad	655,600	1,137,517
CB Industrial Product Holding Berhad	127,400	141,415
Chemical Co. of Malaysia Berhad	472,600	306,278

131

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
Chin Teck Plantations Berhad	33,000	$91,827
*Coastal Contracts Berhad	285,600	208,852
CSC Steel Holdings Berhad	508,200	307,158
Cycle & Carriage Bintang Berhad	15,000	23,524
*Datuk Keramik Holdings Berhad	24,000	—
*Dayang Enterprise Holdings Berhad	90,900	75,812
Dialog Group Berhad	6,956,692	2,911,867
Dijaya Corp. Berhad	199,600	68,702
DNP Holdings Berhad	544,400	318,639
DRB-Hicom Berhad	3,111,600	1,201,152
Dutch Lady Milk Industries Berhad	125,700	724,601
*Eastern & Oriental Berhad	1,630,400	599,205
Eastern Pacific Industrial Corp. Berhad	218,100	141,082
ECM Libra Avenue Berhad	1,623,407	377,708
Encorp Berhad	196,700	62,508
Eng Kah Corp. Berhad	32,000	27,258
Esso Malaysia Berhad	420,600	391,170
Evergreen Fibreboard Berhad	475,000	227,875
Faber Group Berhad	607,300	569,058
Far East Holdings Berhad	61,500	136,493
*Fountain View Development Berhad	808,200	—
Fraser & Neave Holdings Berhad	310,900	1,448,121
General Corp. Berhad	225,100	116,412
George Kent (Malaysia) Berhad	34,200	13,650
*GHL Systems Berhad	1	—
Globetronics Technology Berhad	517,560	196,451
Glomac Berhad	370,200	190,737
*Gold Is Berhad	524,250	207,185
*Golden Plus Holdings Berhad	216,000	72,891
Grand United Holdings Berhad	787,000	300,918
*Green Packet Berhad	832,600	241,375
Guiness Anchor Berhad	787,900	2,197,819
*GuocoLand (Malaysia) Berhad	1,359,800	555,789
Hai-O Enterprise Berhad	357,180	353,252
Hap Seng Consolidated Berhad	1,015,900	1,306,780
Hap Seng Plantations Holdings Berhad	47,200	41,537
Hartalega Holdings Berhad	224,250	394,493
*HLG Capital Berhad	90,000	33,944
Hock Seng Lee Berhad	1,010,300	614,422
Hong Leong Industries Berhad	605,900	992,519
*Hovid Berhad	1,803,300	107,292
Hubline Berhad	1,129,100	59,889
Hunza Properties Berhad	446,200	234,011
Hwang-DBS (Malaysia) Berhad	293,200	189,299
IGB Corp. Berhad	1,535,500	988,820
IJM Land Berhad	1,807,400	1,611,016
IJM Plantations Berhad	1,188,700	1,071,443
*Insas Berhad	1,707,888	296,976
Integrated Logistics Berhad	571,515	174,329
*Jaks Resources Berhad	800,700	192,406
*Jaya Tiasa Holdings Berhad	436,390	547,669
Jerneh Asia Berhad	92,100	91,944
JT International Berhad	550,600	1,042,669
K & N Kenanga Holdings Berhad	762,300	182,908
*Karambunai Corp. Berhad	3,120,500	225,459
Keck Seng (Malaysia) Berhad	552,100	1,053,428
Kencana Petroleum Berhad	2,208,964	1,358,749
KFC Holdings (Malaysia) Berhad	2,239,200	2,605,980
Kian Joo Can Factory Berhad	1,091,080	564,248
Kim Loong Resources Berhad	221,760	175,068
Kinsteel Berhad	1,360,700	442,658

132

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
KLCC Property Holdings Berhad	641,000	$679,537
*KNM Group Berhad	7,649,400	1,179,695
Kossan Rubber Industries Berhad	496,800	498,503
KPJ Healthcare Berhad	819,250	978,197
KrisAssets Holdings Berhad	88,863	100,137
KSL Holdings Berhad	649,266	341,046
Kub Malaysia Berhad	1,353,500	227,096
Kuchai Development Berhad	38,100	18,965
Kulim Malaysia Berhad	536,050	1,670,054
*Kumpulan Europlus Berhad	900,100	285,069
*Kumpulan Hartanah Selangor Berhad	708,600	102,527
Kumpulan Perangsang Selangor Berhad	468,700	220,054
*Kurnia Asia Berhad	2,485,800	328,273
Kwantas Corp. Berhad	343,600	199,499
Landmarks Berhad	923,400	392,674
*Latexx Partners Berhad	17,300	16,045
*LBS Bina Group Berhad	161,800	31,556
Leader Universal Holdings Berhad	1,018,700	295,432
Leong Hup Holdings Berhad	397,700	207,534
Lingkaran Trans Kota Holdings Berhad	915,600	1,043,658
*Lion Corp Berhad	616,300	58,561
Lion Diversified Holdings Berhad	615,900	105,219
Lion Industries Corp. Berhad	1,598,100	1,019,685
LPI Capital Berhad	13,280	48,907
*MAA Holdings Berhad	346,666	70,887
*Mah Sing Group Berhad	717,140	435,217
*Malayan United Industries Berhad (6556756)	176,957	11,659
*Malayan United Industries Berhad (B4TWFT8)	23,219	1,231
*Malaysia Aica Berhad	48,200	7,767
Malaysia Building Society Berhad	185,400	93,783
Malaysian Bulk Carriers Berhad	115,900	111,431
Malaysian Mosaics Berhad	71,460	52,652
Malaysian Pacific Industries Berhad	339,500	633,914
Malaysian Resources Corp. Berhad	3,446,649	2,309,098
*Mancon Berhad	12,000	3,355
Manulife Holdings Berhad	100,800	104,125
Marco Holdings Berhad	2,815,400	126,390
MBM Resources Berhad	322,366	320,592
Media Prima Berhad	2,162,403	1,540,258
Mega First Corp. Berhad	361,600	208,826
*MEMS Technology Berhad	1,917,000	36,966
*Metro Kajang Holdings Berhad	145,845	65,133
*Minho (Malaysia) Berhad	181,100	22,989
*MK Land Holdings Berhad	862,700	107,062
*MNRB Holdings Berhad	497,100	446,451
MTD ACPI Engineering Berhad	541,000	99,199
Mudajaya Group Berhad	413,000	569,483
Muhibbah Engineering Berhad	864,250	286,787
*Mulpha International Berhad	4,552,600	688,095
Multi-Purpose Holdings Berhad	502,700	349,416
Naim Holdings Berhad	622,300	725,525
*Narra Industries Berhad	16,000	3,174
NCB Holdings Berhad	1,147,200	1,344,890
*Nikko Electronics Berhad	36,600	118
Notion VTEC Berhad	388,220	211,086
NTPM Holdings Berhad	1,203,180	222,528
NV Multi Corp. Berhad	430,900	102,345
*NWP Holdings Berhad	112,000	5,399
*Nylex (Malaysia) Berhad	450,383	107,806
OKS Property Holdings Berhad	206,835	44,625
Oriental Holdings Berhad	55,400	93,486

133

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
OSK Holdings Berhad	2,159,288	$1,057,791
P.I.E. Industrial Berhad	140,100	183,806
*Pan Malaysia Cement Works Berhad	646,600	27,962
*Pan Malaysian Industries Berhad	1,129,000	20,088
Panasonic Manufacturing Malaysia Berhad	157,184	924,015
*Panglobal Berhad	14,000	8,504
Paramount Corp. Berhad	24,000	37,597
PBA Holdings Berhad	274,100	87,710
Pelikan International Corp. Berhad	899,340	361,867
*Perisai Petroleum Teknologi Berhad	454,000	79,613
PJ Development Holdings Berhad	1,070,900	291,186
POS Malaysia Berhad	672,600	700,875
*Prime Utilities Berhad	3,000	87
Protasco Berhad	575,600	192,446
Proton Holdings Berhad	1,404,700	2,225,622
Puncak Niaga Holding Berhad	685,020	624,629
QL Resources Berhad	807,660	1,408,063
QSR Brands Berhad	148,433	251,747
*Ramunia Holdings Berhad	697,287	89,893
Ranhill Berhad	98,000	24,869
RCE Capital Berhad	1,023,900	203,100
*Rekapacific Berhad	55,000	—
*RGB International Berhad	100,000	1,924
Salcon Berhad	702,400	161,777
SapuraCrest Petroleum Berhad	1,649,700	1,328,259
Sarawak Oil Palms Berhad	179,660	201,477
Scientex, Inc. Berhad	344,862	203,916
*Scomi Group Berhad	2,596,100	347,496
Selangor Dredging Berhad	1,118,200	301,833
Shangri-La Hotels (Malaysia) Berhad	171,200	156,442
SHL Consolidated Berhad	277,400	116,251
*Sino Hua-An International Berhad	423,700	51,188
*South East Asia Lumber, Inc. Berhad	618,000	93,095
Southern Acids (Malaysia) Berhad	41,000	37,291
*SPK Sentosa Corp. Berhad	239,000	29,121
*SRI Hartemas Berhad	65,000	—
Star Publications (Malaysia) Berhad	613,700	815,053
Subur Tiasa Holdings Berhad	386,085	272,704
Sunrise Berhad	836,008	613,465
Sunway City Berhad	764,300	989,342
Sunway Holdings Berhad	1,046,000	670,171
Supermax Corp. Berhad	825,500	1,196,698
Suria Capital Holdings Berhad	672,800	400,680
Symphony House Berhad	140,000	10,185
Ta Ann Holdings Berhad	491,256	726,355
TA Enterprise Berhad	4,878,900	1,155,808
TA Global Berhad (B3X17H6)	2,927,340	437,497
*TA Global Berhad (B4LM6X7)	2,927,340	357,791
Tahp Group Berhad	4,000	6,007
*Talam Corp. Berhad	783,450	23,915
*Tamco Corp. Holdings Berhad	38,025	672
Tan Chong Motor Holdings Berhad	1,344,900	2,449,581
TDM Berhad	355,500	278,487
*Tebrau Teguh Berhad	1,016,400	252,313
Thong Guan Industries Berhad	215,100	69,382
*Three-A Resources Berhad	430,600	241,123
*Time Dotcom Berhad	3,125,200	720,225
Titan Chemicals Corp. Berhad	1,293,000	960,106
Top Glove Corp. Berhad	765,760	1,355,020
Tradewinds (Malaysia) Berhad	384,000	497,591
*Tradewinds Corp. Berhad	121,600	35,140

134

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
TRC Synergy Berhad	64,800	$27,844
UAC Berhad	44,715	52,517
Uchi Technologies Berhad	658,800	286,230
Unico-Desa Plantations Berhad	1,853,775	644,376
Unisem (Malaysia) Berhad	1,267,890	761,321
United Malacca Rubber Estates Berhad	391,050	905,657
United Malayan Land Berhad	13,000	7,182
United Plantations Berhad	508,900	2,794,688
VS Industry Berhad	427,326	220,154
Wah Seong Corp. Berhad	1,166,893	818,965
WCT Berhad	2,291,900	2,275,864
WTK Holdings Berhad	1,165,000	450,504
Yeo Hiap Seng (Malaysia) Berhad	56,760	27,243
YTL Cement Berhad	54,800	82,449
*YTL e-Solutions Berhad	3,485,600	1,591,617
*YTL Land & Development Berhad	77,900	36,606
Yu Neh Huat Berhad	824,198	477,538
*Zelan Berhad	1,373,400	307,652
Zhulian Corp Berhad	256,533	153,532

TOTAL MALAYSIA		103,078,350

MEXICO — (3.8%)
Alsea de Mexico S.A.B. de C.V.	511,600	519,969
#*Axtel S.A.B. de C.V.	1,196,346	711,142
#Banco Compartamos S.A. de C.V.	612,400	4,314,772
#Bolsa Mexicana de Valores S.A. de C.V.	626,908	1,138,771
*Carso Infraestructura y Construccion S.A.B. de C.V.	1,608,100	1,078,318
#*Cia Minera Autlan S.A.B. de C.V.	198,900	439,584
Consorcio ARA S.A.B. de C.V.	731,800	465,228
*Consorcio Hogar S.A.B. de C.V. Series B	76,793	57,091
*Controladora Comercial Mexicana S.A.B. de C.V. Series B	1,400	1,518
#*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	4,222,222
#*Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	960,372	489,986
*Corporacion Mexicana de Restaurantes S.A.B. de C.V. Series B	1,623	460
Corporacion Moctezuma S.A.B. de C.V.	858,200	2,206,661
Corporativo Fragua S.A.B. de C.V. Series B	31	301
#*Desarrolladora Homex S.A.B. de C.V.	576,300	3,225,002
*Dine S.A.B. de C.V.	196,367	95,416
#Embotelladora Arca S.A.B. de C.V.	1,909,100	7,885,010
*Empaques Ponderosa S.A. de C.V. Series B	206,000	15,015
#*Empresas ICA S.A.B. de C.V.	655,818	1,729,303
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	7,183,948
#Financiera Independencia S.A.B de C.V.	290,818	281,209
GBM Grupo Bursatil Mexicano SAB de CV Casa de Bolsa	29,028	11,637
#*Genomma Lab Internacional S.A. de C.V.	741,772	1,603,929
*Gruma S.A.B. de C.V. ADR	33,070	259,600
#*Gruma S.A.B. de C.V. Series B	1,253,434	2,484,942
#Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	393,000	740,615
Grupo Aeroportuario del Pacifico S.A.B. de C.V.	650,300	2,413,609
#Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	13,400	496,872
#Grupo Aeroportuario del Sureste S.A.B. de C.V.	150,700	757,894
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	62,500	3,150,000
*Grupo Cementos de Chihuahua S.A.B. de C.V.	829,200	2,632,381
Grupo Continental S.A.B. de C.V.	3,036,559	8,557,844
#*Grupo Famsa S.A.B. de C.V.	207,500	299,117
Grupo Herdez S.A.B. de C.V.	198,100	306,423
Grupo Industrial Maseca S.A.B. de C.V. Series B	578,600	605,871
*Grupo Industrial Saltillo S.A.B. de C.V.	243,300	231,320
Grupo Kuo S.A.B. de C.V. Series B	222,767	319,321
*Grupo Nutrisa S.A. de C.V.	188	589
Grupo Posadas S.A. de C.V. Series L	199,000	262,690

135

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
MEXICO — (Continued)
*Grupo Qumma S.A. de C.V. Series B	105,334	$1,535
#*Grupo Simec S.A. de C.V.	171,304	413,138
#*Impulsora del Desarrollo y El Empleo en America Latina S.A.B. de C.V.	644,700	836,418
#Industrias Bachoco S.A.B. de C.V. Series B	152,000	272,660
#*Industrias CH S.A.B. de C.V. Series B	1,172,808	4,226,592
*Maxcom Telecomunicaciones S.A.B. de C.V.	161,444	82,892
#*Megacable Holdings S.A.B. de C.V.	24,400	62,245
Mexichem S.A.B. de C.V.	448,983	1,418,798
#*Promotora y Operadora de Infraestructura S.A. de C.V.	465,510	1,507,969
*Sanluis Corporacion S.A. de C.V. Series A	3,300	494
*Sanluis Corporacion S.A. de C.V. Series C & Series B	4,642	1,496
*Sanluis Rassini Series A	3,300	—
*Sanluis Rassini Series B	4,642	—
*Sanluis Rassini Series C	4,642	—
*Sare Holding S.A.B. de C.V.	271,300	69,209
*Savia S.A. de C.V.	610,700	39,566
#TV Azteca S.A.B. de C.V. Series A	6,581,300	4,940,772
*Urbi Desarrollos Urbanos S.A.B. de C.V.	1,041,700	2,211,124
*Vitro S.A.B. de C.V.	736,702	746,964

TOTAL MEXICO		78,027,452

PHILIPPINES — (2.3%)
A. Soriano Corp.	3,430,211	245,600
Aboitiz Equity Ventures, Inc.	6,767,000	5,276,577
Alaska Milk Corp.	1,404,000	424,567
Alsons Consolidated Resources, Inc.	2,656,000	87,241
*Atlas Consolidated Mining & Development Corp.	1,090,000	455,841
*Belle Corp.	12,216,000	667,607
Cebu Holdings, Inc.	2,284,000	127,467
China Banking Corp.	19,434	202,036
*Digital Telecommunications Phils., Inc.	15,152,200	552,935
DMCI Holdings, Inc.	2,912,700	2,588,343
Energy Development Corp.	19,974,000	2,787,579
Filinvest Development Corp.	11,428,000	1,362,628
Filinvest Land, Inc.	72,127,577	2,315,944
*First Gen Corp.	3,103,800	982,894
First Philippines Holdings Corp.	1,527,600	2,377,695
Ginebra San Miguel, Inc.	999,000	654,458
Globe Telecom, Inc.	4,260	89,149
House of Investments, Inc.	692,000	51,790
International Container Terminal Services, Inc.	2,700,000	2,701,507
*Ionics, Inc.	769,825	22,396
Jollibee Foods Corp.	1,101,000	2,267,859
*Lepanto Consolidated Mining Co. Series B	2,970,000	25,550
*Lopez Holdings Corp.	7,752,000	1,009,535
*Mabuhay Holdings Corp.	516,000	5,063
Macroasia Corp.	447,500	34,225
*Manila Jockey Club, Inc.	163,277	14,422
*Manila Mining Corp.	167,962,500	85,711
Manila Water Co, Inc.	2,078,000	901,202
Megaworld Corp.	29,657,000	1,765,844
Metro Bank & Trust Co.	21,400	38,914
*Metro Pacific Corp. Series A	1,827,193	88,344
*Paxys, Inc.	1,757,280	71,511
*Pepsi-Cola Products Philippines, Inc.	2,981,000	180,981
Philex Mining Corp.	2,554,900	830,296
*Philippine Bank of Communications	14,726	8,643
*Philippine National Bank	1,006,375	1,660,278
*Philippine National Construction Corp.	173,000	19,705
Philippine Savings Bank	356,863	524,327
Philippine Stock Exchange, Inc.	23,180	212,404

136

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
PHILIPPINES — (Continued)
*Philippine Townships, Inc.	318,732	$35,192
PhilWeb Corp.	725,700	251,737
Phinma Corp.	135,549	34,653
Republic Glass Holding Corp.	507,500	22,414
RFM Corp.	8,590,268	379,998
Rizal Commercial Banking Corp.	866,100	563,688
Robinson’s Land Corp. Series B	4,503,070	1,776,615
Security Bank Corp.	708,642	1,384,628
Semirara Mining Corp.	320,280	1,278,733
Shang Properties, Inc.	1,759,970	72,373
SM Development Corp.	13,886,790	2,866,550
Union Bank of Philippines	308,300	436,428
*Universal Rightfield Property Holdings, Inc.	1,062,000	691
Universal Robina Corp.	3,594,015	3,634,966
*Victorias Milling Co., Inc.	139,680	2,825
Vista Land & Lifescapes, Inc.	8,197,700	629,740
*Yehey! Corp.	29,670	—

TOTAL PHILIPPINES		47,090,299

POLAND — (2.2%)
Agora SA	156,140	1,531,437
*Alchemia SA	90,687	235,520
*Amica Wronki SA	20,213	362,774
*AmRest Holdings SA	17,888	488,528
Apator SA	30,999	195,708
Asseco Poland SA	814	15,045
*ATM SA	57,593	183,745
*Bank Millennium SA	892,727	1,583,210
*Bank Przemyslowo Handlowy BPH SA	18,428	391,727
*Barlinek SA	167,481	270,603
*Bioton SA	7,909,195	528,409
*BOMI SA	75,466	282,708
*Boryszew SA	577,466	404,602
Budimex SA	42,196	1,553,040
*Cersanit SA	122,234	480,316
*Cersanit-Krasnystaw SA	244,468	976,654
*Ciech SA	47,394	323,804
*ComArch SA	7,855	220,467
Cyfrowy Polsat SA	75,325	370,044
Debica SA	29,862	659,670
Decora SA	9,066	54,163
Dom Development SA	8,374	137,846
*Dom Maklerski IDM SA	338,502	420,102
*Echo Investment SA	1,181,980	2,195,396
Elektrobudowa SA	8,568	528,187
*Elstar Oils SA	26,132	39,139
Emperia Holding SA	29,617	1,016,726
*Energomontaz Poludnie SA	87,722	116,903
Eurocash SA	190,324	1,745,490
Fabryki Mebli Forte SA	48,823	236,525
*Famur SA	195,168	161,573
*Farmacol SA	50,868	754,394
*Ferrum SA	309	1,284
*Gant Development SA	27,439	189,523
*Gastel Zurawie SA	86,145	42,275
Grupa Kety SA	39,137	1,624,871
*Hydrobudowa Polska SA	269,342	311,705
*Impexmetal SA	414,860	603,339
*Inter Cars SA	12,178	296,170
*JW Construction Holding SA	33,866	199,731
*Koelner SA	15,481	78,761

137

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
POLAND — (Continued)
*Kredyt Bank SA	74,420	$391,213
*LC Corp. SA	605,897	350,227
*Lentex SA	24,214	220,834
LPP SA	1,751	1,192,422
*MCI Management SA	71,699	205,935
*MNI SA	253,024	287,784
*Mondi Packaging Paper Swiecie SA	42,039	1,156,718
*Mostostal Siedlce SA	1,216,340	1,770,802
Mostostal Warszawa SA	37,200	886,752
*Mostostal Zabrze Holding SA	253,701	311,176
*Multimedia Polska SA	233,814	795,563
*Netia Holdings SA	670,005	1,303,804
*NFI Empik Media & Fashion SA	72,905	508,418
NG2 SA	64,565	1,400,072
*Noble Bank SA	94,588	170,373
*Orbis SA	130,535	1,899,210
PBG SA	22,212	1,690,728
*Pekaes SA	24,538	72,950
*Petrolinvest SA	10,368	37,714
*Pfleiderer Grajewo SA	1,555	6,033
*Pol-Aqua SA	9,465	55,421
*Polish Energy Partners SA	34,406	398,123
Polnord SA	39,675	516,206
*Polska Grupa Farmaceutyczna SA	34,417	574,993
*Polski Koncern Miesny Duda SA	371,690	211,215
*Przedsiebiorstwo Eksportu Inzyn Importu Kopex SA	30,753	194,077
Qumak-Sekom SA	3,881	19,007
Raciborska Fabryka Kotlow SA	215,305	906,167
Sniezka SA	5,612	80,407
*Stalexport SA	571,434	276,397
Stalprodukt SA	9,334	1,313,931
*Sygnity SA	46,479	251,059
*Synthos SA	2,064,706	1,859,463
*Trakcja Polska SA	186,284	312,063
*Vistula Group SA	232,490	202,542
Zaklady Azotowe Pulawy SA	22,570	593,262
*Zaklady Azotowe w Tarnowie-Moscicach SA	32,622	234,595
*Zaklady Chemiczne Police SA	50,407	100,828
Zaklady Tluszcowe Kruszwica SA	16,528	486,541
Zelmer SA	14,649	202,485

TOTAL POLAND		45,259,624

SOUTH AFRICA — (8.6%)
Adcock Ingram Holdings, Ltd.	565,230	5,239,226
Adcorp Holdings, Ltd.	131,319	543,392
Advtech, Ltd.	623,001	541,562
Aeci, Ltd.	243,530	2,701,931
Afgri, Ltd.	792,149	753,072
#African Oxygen, Ltd.	268,139	798,934
*AG Industries, Ltd.	32,496,618	185,562
Allied Electronics Corp., Ltd.	163,698	666,699
Allied Technologies, Ltd.	104,444	942,948
*Argent Industrial, Ltd.	37,236	47,385
Astral Foods, Ltd.	112,124	1,793,346
*Aveng, Ltd.	981,591	6,169,886
AVI, Ltd.	740,314	2,941,941
Avusa, Ltd.	404,845	1,301,379
Barloworld, Ltd.	579,959	4,344,138
Basil Read Holdings, Ltd.	33,641	60,110
*Bell Equipment, Ltd.	158,539	237,446
Blue Label Telecoms, Ltd.	665,615	685,534

138

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH AFRICA — (Continued)
Brait SA	145,807	$509,825
Business Connexion Group, Ltd.	362,346	326,623
Capitec Bank Holdings, Ltd.	108,929	2,270,926
Cashbuild, Ltd.	49,819	672,575
Ceramic Industries, Ltd.	31,493	618,646
*Cipla Medpro South Africa, Ltd.	931,387	930,017
City Lodge Hotels, Ltd.	105,257	1,227,805
Clicks Group, Ltd.	918,874	5,984,671
Coronation Fund Managers, Ltd.	273,295	585,077
*Corpgro, Ltd.	241,136	—
*Cullinan Holdings, Ltd.	434,430	40,931
Data Tec, Ltd.	582,336	2,892,440
Datacentrix Holdings, Ltd.	33,946	23,742
Delta EMD, Ltd.	83,032	114,529
Discovery Holdings, Ltd.	150,000	844,919
Distell Group, Ltd.	283,884	2,851,324
*Distribution & Warehousing Network, Ltd.	258,997	287,370
*Dorbyl, Ltd.	222,291	152,989
#*Durban Roodeport Deep, Ltd.	698,295	345,825
ElementOne, Ltd.	325,845	546,564
*EOH Holdings, Ltd.	16,503	32,836
*Eqstra Holdings, Ltd.	47,013	42,326
*Evraz Highveld Steel & Vanadium, Ltd.	147,791	1,827,913
Famous Brands, Ltd.	69,344	431,172
Foschini Group, Ltd. (The)	672,822	8,160,841
Freeworld Coatings, Ltd.	38,888	56,358
Gijima Group, Ltd.	1,280,438	142,552
Gold Fields, Ltd.	4,908	76,666
*Gold One International, Ltd.	164,683	54,447
Gold Reef Resorts, Ltd.	338,580	883,013
Grindrod, Ltd.	1,607,864	3,896,553
Group Five, Ltd.	314,833	1,757,808
*Health Strategic Investments, Ltd.	190,074	381,233
Hudaco Industries, Ltd.	77,411	934,540
*Hulamin, Ltd.	141,665	173,731
Iliad Africa, Ltd.	321,493	342,488
Illovo Sugar, Ltd.	517,235	1,926,440
Imperial Holdings, Ltd.	422,517	6,904,540
*JCI, Ltd.	3,131,151	—
JD Group, Ltd.	983,807	6,913,498
JSE, Ltd.	300,437	3,402,143
Kap International Holdings, Ltd.	1,834,945	657,214
Lewis Group, Ltd.	379,341	3,864,488
M Cubed Holdings, Ltd.	385,000	—
Medi-Clinic Corp., Ltd.	785,551	3,033,203
Merafe Resources, Ltd.	5,592,756	1,100,558
*Metorex, Ltd.	2,210,741	1,366,137
Metropolitan Holdings, Ltd.	2,025,393	4,888,202
Mr. Price Group, Ltd.	693,186	6,263,264
Murray & Roberts Holdings, Ltd.	22,733	140,891
*Mustek, Ltd.	784,364	418,919
*Mvelaphanda Group, Ltd.	568,175	431,792
Nampak, Ltd.	1,326,125	3,721,192
Network Healthcare Holdings, Ltd.	1,500,952	3,122,410
#Northam Platinum, Ltd.	388,463	2,686,163
Nu-World Holdings, Ltd.	28,894	110,260
Oceana Group, Ltd.	235,042	1,111,936
*Omnia Holdings, Ltd.	90,020	837,795
Palabora Mining Co., Ltd.	25,270	377,977
Peregrine Holdings, Ltd.	515,333	954,832
Petmin, Ltd.	83,610	36,664

139

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH AFRICA — (Continued)
*Pioneer Foods, Ltd.	41,039	$286,720
Pretoria Portland Cement Co., Ltd.	804,208	3,829,627
PSG Group, Ltd.	202,085	1,028,720
Rainbow Chicken, Ltd.	91,454	208,534
*Randgold & Exploration Co., Ltd.	60,670	56,469
Raubex Group, Ltd.	225,290	801,670
Redefine Properties, Ltd.	18,412	21,459
Reunert, Ltd.	594,843	5,436,191
Santam, Ltd.	119,932	1,982,607
*Sappi, Ltd.	585,984	2,900,971
*Sappi, Ltd. Sponsored ADR	10,828	53,707
*SecureData Holdings, Ltd.	339,582	47,265
*Sentula Mining, Ltd.	2,055,316	768,994
*Simmer & Jack Mines, Ltd.	1,186,177	148,854
Spar Group, Ltd. (The)	622,477	8,462,463
Spur Corp., Ltd.	73,399	146,306
Stefanutti Stocks Holdings, Ltd.	34,557	55,079
Sun International, Ltd.	207,451	2,900,525
*Super Group, Ltd.	16,981,587	1,451,844
Telkom South Africa, Ltd.	380,252	1,964,599
Tongaat-Hulett, Ltd.	629,016	8,799,490
*Trans Hex Group, Ltd.	153,546	65,921
Trencor, Ltd.	97,601	494,888
UCS Group, Ltd.	144,872	40,182
Value Group, Ltd.	363,719	192,310
*Wesizwe Platinum, Ltd.	439,532	98,166
Wilson Bayly Holme-Ovcon, Ltd.	190,920	3,673,617
Woolworths Holdings, Ltd.	1,831,592	7,176,559
Zeder Investments, Ltd.	630,020	216,111

TOTAL SOUTH AFRICA		177,956,132

SOUTH KOREA — (11.3%)
Aekyung Petrochemical Co., Ltd.	8,180	289,581
*Artone Paper Manufacturing Co., Ltd.	8,915	30,855
#Asia Cement Manufacturing Co., Ltd.	6,176	249,532
Asia Paper Manufacturing Co., Ltd.	8,880	98,145
*Asiana Airlines, Inc.	241,400	1,965,737
*AUK Corp.	57,430	256,813
Baek Kwang Mineral Products Co., Ltd.	1,860	39,298
#*Basic House Co., Ltd. (The)	31,370	632,642
Bing Grae Co., Ltd.	14,046	677,848
*BNG Steel Co., Ltd.	18,480	189,175
Bohae Brewery Co., Ltd.	20	341
Boo Kook Securities Co., Ltd.	7,410	117,271
Boryung Pharmaceutical Co., Ltd.	9,694	183,233
#Bu Kwang Pharmaceutical Co., Ltd.	34,341	378,221
Busan Bank	401,750	5,005,650
BYC Co., Ltd.	710	100,780
Byuck San Corp.	5,300	85,535
*Byuck San Engineering & Construction Co., Ltd.	5,590	8,689
#*Capro Corp.	51,300	907,463
Cheil Worldwide, Inc.	220,375	2,398,579
*Chin Hung International, Inc.	1,025,376	445,328
Cho Kwang Leather Co., Ltd.	10,640	113,187
Choil Aluminum Manufacturing Co., Ltd.	7,700	65,305
Chong Kun Dang Pharmaceutical Corp.	27,162	584,503
#Choongwae Holdings Co., Ltd.	28,232	74,082
#Choongwae Pharma Corp.	12,967	196,735
Chosun Refractories Co., Ltd.	2,653	139,286
Chungho Comnet Co., Ltd.	2,320	18,111
#CJ CGV Co., Ltd.	28,890	762,130

140

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
CJ Cheiljedang Corp.	11,655	$2,245,562
CJ Corp.	37,487	2,642,421
*CJ Seafood Corp.	56,270	131,660
#*Cosmochemical Co., Ltd.	14,640	97,795
Crown Confectionery Co., Ltd.	1,799	214,217
Dae Dong Industrial Co., Ltd.	31,650	180,258
Dae Han Flour Mills Co., Ltd.	2,656	350,417
*Dae Ho Corp.	543	63
#Dae Won Kang Up Co., Ltd.	98,414	379,485
#*Daechang Co., Ltd.	124,030	191,591
#Daeduck Electronics Co., Ltd.	68,767	511,989
#Daeduck Industries Co., Ltd.	39,756	316,646
Daegu Bank, Ltd.	315,263	4,136,509
Daegu Department Store Co., Ltd.	15,310	164,494
Daehan City Gas Co., Ltd.	11,541	312,352
*Daehan Pulp Co., Ltd.	6,710	29,918
Daehan Steel Co., Ltd.	24,780	204,922
Daehan Synthetic Fiber Co., Ltd.	1,750	195,909
*Dae-Il Corp.	27,070	151,377
Daekyo Co., Ltd.	98,400	514,960
#*Daekyung Machinery & Engineering Co., Ltd.	54,200	151,598
Daelim Industrial Co., Ltd.	46,223	3,774,001
Daelim Trading Co., Ltd.	17,730	67,807
*Daesang Corp.	49,760	366,080
Daesang Holdings Co., Ltd.	45,412	136,509
#Daesung Group Holdings Co., Ltd.	1,829	185,766
*Daesung Holdings Co., Ltd.	11,524	89,347
#*Daesung Industrial Co., Ltd.	4,535	214,810
#*Daewoo Motor Sales Corp.	93,560	251,563
Daewoong Co., Ltd.	6,546	108,884
#Daewoong Pharmaceutical Co., Ltd.	14,579	612,682
Dahaam E-Tec Co., Ltd.	2,200	54,457
Daishin Securities Co., Ltd.	96,730	1,326,496
*Daiyang Metal Co., Ltd.	35,544	29,520
#Daou Technology, Inc.	63,570	508,474
*DCM Corp.	6,420	55,996
Digital Power Communications Co., Ltd.	50,540	70,625
Dong Ah Tire Industrial Co., Ltd.	23,075	190,463
*Dong IL Rubber Belt Co., Ltd.	29,348	195,285
#*Dong Yang Gang Chul Co., Ltd.	65,210	340,361
#Dong-A Pharmaceutical Co., Ltd.	20,186	2,106,844
#*Dongaone Co., Ltd.	78,310	377,848
Dongbang Agro Co., Ltd.	19,470	110,773
Dongbang Transport Logistics Co., Ltd.	26,000	53,872
#Dongbu Corp.	25,950	184,610
#*Dongbu HiTek Co., Ltd.	46,623	462,467
Dongbu Insurance Co., Ltd.	96,440	3,408,554
Dongbu Securities Co., Ltd.	51,631	339,085
#Dongbu Steel Co., Ltd.	54,916	479,634
Dong-Il Corp.	3,202	189,064
Dongil Industries Co., Ltd.	3,297	261,987
Dongil Paper Manufacturing Co., Ltd.	6,080	7,299
Dongkuk Steel Mill Co., Ltd.	99,270	2,287,439
#Dongwha Pharm Co., Ltd.	47,870	224,399
Dongwon F&B Co., Ltd.	3,810	175,491
*Dongwon Industries Co., Ltd.	3,363	418,731
#*Dongwon Systems Corp.	185,427	252,654
#Dongyang Mechatronics Corp.	57,681	631,326
Doosan Construction & Engineering Co., Ltd.	83,770	551,698
#Doosan Corp.	4,999	674,487
#*DuzonBIzon Co., Ltd.	39,180	710,636

141

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#E1 Corp.	8,685	$440,624
*Eagon Industrial Co., Ltd.	8,930	66,218
*Eugene Investment & Securities Co., Ltd.	1,178,194	718,582
F&F Co., Ltd.	21,060	94,192
*FCB Twelve Co., Ltd.	1,215	70,993
#*Firstech Co., Ltd.	68,149	159,315
#*Foosung Co., Ltd.	97,639	387,531
Fursys, Inc.	15,560	390,726
Gaon Cable Co., Ltd.	4,873	111,842
#GIIR, Inc.	14,410	143,536
#Global & Yuasa Battery Co., Ltd.	16,060	456,500
Golden Bridge Investment & Securities Co., Ltd.	56,620	119,490
Green Cross Corp.	7,149	896,094
Green Cross Holdings Corp.	2,364	249,085
*Green Non-Life Insurance Co., Ltd.	19,867	81,668
#GS Global Corp.	9,302	200,349
Gwangju Shinsegae Co., Ltd.	1,820	301,096
Halla Climate Control Corp.	106,070	1,971,364
#Halla Engineering & Construction Corp.	28,912	543,543
#Han Kuk Carbon Co., Ltd.	45,743	263,645
Han Yang Securities Co., Ltd.	24,190	205,791
#*Hanall Biopharma Co., Ltd.	54,058	285,513
Handok Pharmaceuticals Co., Ltd.	12,760	167,945
#Handsome Corp.	36,569	531,048
Hanil Cement Manufacturing Co., Ltd.	11,659	630,307
*Hanil Construction Co., Ltd.	11,388	22,818
#Hanil E-Wha Co., Ltd.	56,330	372,864
#Hanjin Heavy Industries & Construction Co., Ltd.	79,750	3,040,218
Hanjin Heavy Industries & Construction Holdings Co., Ltd.	28,580	489,394
*Hanjin Shipping Co., Ltd.	22,699	629,961
#*Hanjin Shipping Holdings Co., Ltd.	45,364	650,340
#Hanjin Transportation Co., Ltd.	19,671	609,034
*Hankook Cosmetics Co., Ltd.	19,749	69,626
#Hankook Cosmetics Manufacturing Co., Ltd.	5,570	42,730
Hankook Shell Oil Co., Ltd.	1,867	382,162
*Hankook Synthetics, Inc.	550	46
Hankuk Electric Glass Co., Ltd.	5,450	259,344
Hankuk Glass Industries, Inc.	12,660	353,207
#Hankuk Paper Manufacturing Co., Ltd.	6,700	182,095
#*Hanmi Holdings Co., Ltd.	4,184	138,442
#*Hanmi Pharm Co., Ltd.	12,552	1,104,331
#*Hanmi Semiconductor Co., Ltd.	24,980	178,362
#Hansae Co., Ltd.	16,560	98,144
Hansae Yes24 Holdings Co., Ltd.	5,520	13,908
Hanshin Construction Co., Ltd.	530	5,196
#Hansol Chemical Co., Ltd.	16,000	235,632
#*Hansol CSN Co., Ltd.	65,160	139,480
#*Hansol HomeDeco Co., Ltd.	64,500	90,099
#*Hansol LCD, Inc.	14,739	839,926
#Hansol Paper Co., Ltd.	86,160	858,866
#Hanssem Co., Ltd.	30,600	295,047
#Hanwha Chemical Corp.	187,517	5,106,807
*Hanwha General Insurance Co., Ltd.	58,398	484,684
Hanwha Securities Co., Ltd.	123,771	899,633
Hanwha Timeworld Co., Ltd.	5,120	87,266
Heung-A Shipping Co., Ltd.	81,780	109,349
*HeungKuk Fire & Marine Insurance Co., Ltd.	71,447	352,191
#Hite Brewery Co., Ltd.	12,084	1,347,526
#Hite Holdings Co., Ltd.	15,260	288,055
*HMC Investment Securities Co., Ltd.	37,920	662,507
#Hotel Shilla Co., Ltd.	81,768	2,085,573

142

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
*HS R&A Co., Ltd.	7,720	$212,434
#Huchems Fine Chemical Corp.	60,348	1,156,621
Husteel Co., Ltd.	9,530	154,565
*Hwa Sung Industrial Co., Ltd.	12,520	49,891
Hwacheon Machine Tool Co., Ltd.	510	18,578
Hwacheon Machinery Works Co., Ltd.	370	6,794
#*Hwashin Co., Ltd.	38,280	523,405
Hyosung T & C Co., Ltd.	11,949	1,328,169
Hyundai Cement Co., Ltd.	10,770	86,328
#*Hyundai Corp.	21,801	483,927
Hyundai Department Store Co., Ltd.	32,701	3,624,009
*Hyundai Development Co.	138,410	3,892,697
Hyundai DSF Co., Ltd.	7,510	73,810
Hyundai Elevator Co., Ltd.	7,294	509,127
#Hyundai Engineering Plastics Co., Ltd.	40,790	152,682
Hyundai Greenfood Co., Ltd.	112,070	1,088,817
#Hyundai Hysco	91,740	1,863,290
Hyundai Marine & Fire Insurance Co., Ltd.	132,660	2,836,885
Hyundai Mipo Dockyard Co., Ltd.	22,255	3,722,332
Hyundai Pharmaceutical Ind. Co., Ltd.	14,100	22,372
Hyundai Securities Co.	300,510	3,938,888
*IHQ, Inc.	7,110	12,288
#Il Dong Pharmaceutical Co., Ltd.	7,743	253,054
Il Sung Construction Co., Ltd.	2,700	16,521
*Il Yang Pharmaceutical Co., Ltd.	23,000	559,919
*Iljin Diamond Co., Ltd.	12,700	132,738
#*Iljin Display Co., Ltd.	36,348	319,864
#*Iljin Electric Co., Ltd.	37,729	394,187
#Iljin Holdings Co., Ltd.	31,892	117,236
Ilshin Spinning Co., Ltd.	1,967	164,346
#Ilsung Pharmaceutical Co., Ltd.	2,444	162,293
InziControls Co., Ltd.	1,260	6,827
IS Dongseo Co., Ltd.	22,578	308,843
#ISU Chemical Co., Ltd.	18,240	381,299
#IsuPetasys Co., Ltd.	56,480	175,515
#Jahwa Electronics Co., Ltd.	25,340	147,795
Jeil Pharmaceutical Co.	19,870	272,356
Jeonbuk Bank, Ltd.	101,229	621,783
*Jinheung Savings Bank	39,019	130,904
JS Cable Co., Ltd.	4,540	54,352
#K.C. Tech Co., Ltd.	44,883	243,069
*KCO Energy, Inc.	120,777	537
#*Keangnam Enterprises, Ltd.	22,093	224,085
#*KEPCO Plant Service & Engineering Co., Ltd.	19,098	1,055,401
#KG Chemical Corp.	15,390	152,791
#*KIC, Ltd.	23,030	121,487
KISCO Corp.	10,860	274,531
#*Kishin Corp.	35,300	218,374
#KISWIRE, Ltd.	16,702	591,247
*KIWOOM Securities Co., Ltd.	24,870	1,259,796
#Kolon Corp.	7,509	249,223
#Kolon Engineering & Construction Co., Ltd.	36,920	155,897
*Kolon Industries, Inc.	17,200	1,087,689
Korea Cast Iron Pipe Co., Ltd.	30,450	109,198
*Korea Circuit Co., Ltd.	19,330	83,567
*Korea Cottrell Co., Ltd.	32,814	123,822
*Korea Development Co., Ltd.	29,710	125,685
Korea Development Leasing Corp.	7,597	137,511
Korea Electric Terminal Co., Ltd.	14,990	274,575
Korea Export Packing Industries Co., Ltd.	3,990	46,427
#*Korea Express Co., Ltd.	24,769	1,567,442

143

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
*Korea Flange Co., Ltd.	6,900	$91,658
*Korea Green Paper Manufacturing Co., Ltd.	701	1,434
Korea Investment Holdings Co., Ltd.	97,740	3,087,323
Korea Iron & Steel Co., Ltd.	3,462	168,012
#Korea Kolmar Co., Ltd.	43,147	349,043
#*Korea Komho Petrochemical Co., Ltd.	28,640	1,897,165
#*Korea Line Corp.	19,617	709,145
#Korea Petrochemical Industrial Co., Ltd.	4,609	354,833
Korea Reinsurance Co., Ltd.	189,599	2,137,197
*Korea Savings Bank	7,079	60,478
#Korea Zinc Co., Ltd.	5,742	1,453,342
#Korean Air Terminal Service Co., Ltd.	4,350	179,713
KP Chemical Corp.	121,051	1,805,331
KPX Chemical Co., Ltd.	3,603	172,963
#*KPX Fine Chemical Co., Ltd.	3,686	232,584
KPX Holdings Corp.	3,008	144,967
*KTB Securities Co., Ltd.	129,830	589,893
#Kukdo Chemical Co., Ltd.	8,450	428,692
Kukdong Oil & Chemicals Co., Ltd.	3,623	49,263
Kumbi Corp.	670	21,374
#*Kumho Electric Co., Ltd.	8,082	298,367
#*Kumho Industrial Co., Ltd.	46,110	178,858
Kumho Investment Bank	145,230	104,762
#*Kumho Tire Co., Inc.	90,000	567,874
Kumkang Industrial Co., Ltd.	5,810	49,805
Kunsul Chemical Industrial Co., Ltd.	8,190	134,588
#Kwang Dong Pharmaceutical Co., Ltd.	90,320	249,320
*Kwang Myung Electric Engineering Co., Ltd.	9,500	17,470
Kyeryong Construction Industrial Co., Ltd.	12,540	211,565
Kyobo Securities Co., Ltd.	45,970	376,773
Kyung Dong Navien Co., Ltd.	1,740	50,715
*Kyungbang Co., Ltd.	1,352	139,425
Kyungdong City Gas Co., Ltd.	2,270	88,078
Kyung-In Synthetic Corp.	51,010	164,597
Kyungnam Energy Co., Ltd.	28,770	80,366
#LG Fashion Corp.	46,325	1,320,302
#*LG Innotek Co., Ltd.	23,981	2,780,131
LG International Corp.	73,842	2,342,164
#*LG Life Sciences, Ltd.	26,935	1,160,198
LIG Insurance Co., Ltd.	91,770	1,900,408
Livart Furniture Co., Ltd.	9,790	70,803
#Lotte Chilsung Beverage Co., Ltd.	1,718	1,177,324
#Lotte Confectionary Co., Ltd.	1,695	1,850,170
#Lotte Midopa Co., Ltd.	61,160	785,686
Lotte Non-Life Insurance Co., Ltd.	48,040	331,789
#Lotte Sam Kang Co., Ltd.	1,998	467,512
#*Lotte Tour Development Co., Ltd.	5,730	131,913
LS Industrial Systems Co., Ltd.	21,364	1,714,976
Macquarie Korea Infrastructure Fund	520,371	2,307,528
Manho Rope & Wire Co., Ltd.	3,950	60,957
Meritz Fire Marine Insurance Co., Ltd.	180,948	1,242,909
*Meritz Securities Co., Ltd.	464,225	415,089
Mirae Asset Securities Co., Ltd.	56,522	2,962,551
Miwon Commercial Co., Ltd.	1,081	112,970
*Miwon Specialty Chemical Co., Ltd.	448	53,430
*Moorim P&P Co., Ltd.	15,150	151,420
#Moorim Paper Co., Ltd.	23,918	202,299
Motonic Corp.	20,900	180,455
#Namhae Chemical Corp.	63,074	1,119,894
#*Namkwang Engineering & Construction Co., Ltd.	44,977	168,598
*Namsun Aluminum Co., Ltd.	129,900	143,755

144

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
Namyang Dairy Products Co., Ltd.	1,009	$552,304
*Nasan Co., Ltd.	23,824	22,190
*National Information & Credit Evaluation, Inc.	220	6,090
National Plastic Co., Ltd.	32,500	56,930
#NCsoft Corp.	12,591	2,773,535
Nexen Corp.	4,130	225,371
#Nexen Tire Corp.	71,180	580,439
NH Investment & Securities Co., Ltd.	64,269	589,505
#*NK Co., Ltd.	17,150	194,209
Nong Shim Co., Ltd.	8,447	1,551,878
#Nong Shim Holdings Co., Ltd.	5,210	284,714
Noroo Holdings Co., Ltd.	8,565	50,575
Noroo Paint Co., Ltd.	14,277	45,345
*ON*Media Corp.	138,570	421,587
#*Orientbio, Inc.	106,060	105,218
ORION Corp.	9,061	3,032,983
Ottogi Corp.	3,910	507,217
Pacific Corp.	8,059	1,261,037
Pacific Pharmaceutical Co., Ltd.	2,030	58,045
*PaperCorea, Inc.	13,740	131,976
*Poong Lim Industrial Co., Ltd.	31,880	58,416
#Poongsan Corp.	47,471	1,698,670
Poongsan Holdings Corp.	11,157	382,123
POSCO Coated & Color Steel Co., Ltd.	6,320	183,212
Pulmuone Co., Ltd.	2,916	119,300
Pum Yang Construction Co., Ltd.	12,016	55,454
Pusan City Gas Co., Ltd.	14,730	294,531
*Pyung Hwa Holdings Co., Ltd.	2	3
Pyung Hwa Industrial Co., Ltd.	6	18
#*RNL BIO Co., Ltd.	159,490	547,347
#*S&T Corp.	9,103	188,239
#*S&T Daewoo Co., Ltd.	14,220	430,396
#S&T Dynamics Co., Ltd.	50,002	1,088,494
#S&T Holdings Co., Ltd.	31,368	456,120
#*S&T Motors Co., Ltd.	156,480	103,645
#S1 Corp.	43,593	2,403,520
#*Saehan Industries, Inc.	651,800	746,743
*Saehan Media Corp.	3,460	15,711
*Saeron Automotive Corp.	13,090	71,725
#*Sajo Industries Co., Ltd.	8,060	338,792
*Sajodaerim Corp.	4,770	100,704
#Sam Jin Pharmaceutical Co., Ltd.	30,689	289,438
Sam Kwang Glass Industrial Co., Ltd.	4,960	320,651
Sam Whan Camus Co., Ltd.	5,270	27,260
Sam Yung Trading Co., Ltd.	13,947	71,911
#Sambu Construction Co., Ltd.	11,120	160,593
Samchully Co., Ltd.	6,971	762,429
*Samho Development Co., Ltd.	31,127	88,653
*Samho International Co., Ltd.	12,681	35,184
Samhwa Crown & Closure Co., Ltd.	412	8,064
Samhwa Paints Industrial Co., Ltd.	26,400	123,160
#Samick Musical Instruments Co., Ltd.	146,160	168,767
*Samick THK Co., Ltd.	29,370	160,796
Samsung Climate Control Co., Ltd.	6,810	48,122
#Samsung Fine Chemicals Co., Ltd.	42,528	2,525,824
#Samwha Capacitor Co., Ltd.	15,030	170,404
#Samwhan Corp.	16,190	143,590
Samyang Corp.	12,380	704,653
*Samyang Foods Co., Ltd.	8,430	129,150
Samyang Genex Co., Ltd.	4,129	238,186
Samyang Tongsang Co., Ltd.	1,760	37,035

145

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#Samyoung Electronics Co., Ltd.	20,950	$255,786
*SAVEZONE I&C Corp.	12,100	29,516
#*SBS Media Holdings Co., Ltd.	74,080	192,743
Seah Besteel Corp.	26,260	684,611
SeAH Holdings Corp.	4,622	455,353
#SeAH Steel Corp.	6,214	278,080
Sebang Co., Ltd.	21,405	378,090
#Sejong Industrial Co., Ltd.	30,130	369,007
Seoul City Gas Co., Ltd.	3,590	161,644
*Seowon Co., Ltd.	32,830	104,224
#*Serim Paper Manufacturing Co., Ltd.	32,013	84,682
#*Sewon Cellontech Co., Ltd.	53,791	275,914
#*SH Chemical Co., Ltd.	116,732	46,946
*Shell-Line Co., Ltd.	7,600	57,227
#Shin Won Corp.	91,390	117,026
Shin Young Securities Co., Ltd.	11,340	365,919
#*Shinhan Engineering & Construction Co., Ltd.	3,676	25,228
Shinpoong Pharmaceutical Co., Ltd.	5,020	151,983
Shinsegae Engineering & Construction Co., Ltd.	2,990	36,444
*Shinsegae Information & Communication Co., Ltd.	1,980	124,885
*Shinsung Engineering Co., Ltd.	924	4,321
Shinsung FA Co., Ltd.	914	4,189
#*Shinsung Holdings Co., Ltd.	57,920	378,024
#Silla Trading Co., Ltd.	9,280	107,276
Sindo Ricoh Co., Ltd.	11,169	539,997
*SJM Co., Ltd.	10,868	65,981
SJM Holdings Co., Ltd.	11,641	49,660
#*SK Chemicals Co., Ltd.	37,623	2,100,684
SK Gas Co., Ltd.	9,960	367,671
SK Networks Co., Ltd.	194,700	1,871,797
SKC Co., Ltd.	50,650	1,728,145
#SL Corp.	24,960	427,827
*Solomon Savings Bank	11,267	33,097
*Songwon Industrial Co., Ltd.	21,700	230,868
*Ssangbangwool & Trygroup	32,070	21,232
*Ssangyong Cement Industrial Co., Ltd.	79,381	463,494
#*STX Corp.	54,002	1,658,159
#STX Engine Co., Ltd.	44,542	1,613,178
#STX Offshore & Shipbuilding Co., Ltd.	118,670	2,870,966
#STX Pan Ocean Co., Ltd.	253,150	2,695,969
Suheung Capsule Co., Ltd.	16,030	114,046
#*Sung Jin Geotec Co., Ltd.	39,150	637,765
#*Sung Shin Cement Co., Ltd.	25,380	101,854
*Sungchang Enterprise Holdings, Ltd.	8,030	111,658
*Sunjin Co., Ltd.	2,840	114,885
Sunkyong Securities Co., Ltd.	558,620	1,175,107
Tae Kwang Industrial Co., Ltd.	919	1,050,160
#Tae Kyung Industrial Co., Ltd.	33,700	152,968
#Taeyoung Engineering & Construction	106,800	643,345
#*Tai Han Electric Wire Co., Ltd.	248,653	1,579,995
Tai Lim Packaging Industries Co., Ltd.	91,140	118,524
#TCC Steel	16,981	75,982
*Tec & Co.	250,710	44,767
Telcoware Co., Ltd.	9,000	57,279
#*Tong Yang Major Corp.	96,206	196,968
Tong Yang Securities, Inc.	188,196	1,905,133
*Trigem Computer, Inc.	13	—
#TS Corp.	6,600	323,708
*Uangel Corp.	12,280	48,056
#Unid Co., Ltd.	7,159	355,275
*Union Steel Manufacturing Co., Ltd.	13,912	319,549

146

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#*VGX International, Inc.	18,440	$27,578
Whanin Pharmaceutical Co., Ltd.	27,500	175,401
*Woongjin Holdings Co., Ltd.	79,367	810,660
#Woongjin Thinkbig Co., Ltd.	37,369	794,156
Woori Financial Co., Ltd.	21,080	226,105
Woori Investment & Securities Co., Ltd.	218,080	3,856,477
WooSung Feed Co., Ltd.	17,000	27,619
YESCO Co., Ltd.	5,950	130,833
Yoosung Enterprise Co., Ltd.	34,546	97,413
#Youlchon Chemical Co., Ltd.	32,710	272,598
*Young Poong Mining & Construction Corp.	1,580	77
Young Poong Paper Manufacturing Co., Ltd.	580	8,707
Youngone Corp.	60,704	593,749
#Youngone Holdings Co., Ltd.	17,796	514,417
Youngpoong Corp.	2,277	1,324,926
Yuhan Corp.	22,938	3,250,989
Yuhwa Securities Co., Ltd.	12,910	181,480
#*Yungjin Pharm Co., Ltd.	183,532	150,349
*ZeroOne Interactive Co., Ltd.	3,200	43

TOTAL SOUTH KOREA		234,467,006

TAIWAN — (10.8%)
*A.G.V. Products Corp.	741,782	331,312
Aaeon Technology, Inc.	178,751	307,368
Ability Enterprise Co., Ltd.	752,076	1,249,173
*Abocom Systems, Inc.	470	196
Acbel Polytech, Inc.	777,599	700,845
Accton Technology Corp.	707,000	506,685
Ace Pillar Co., Ltd.	22,000	28,901
Adlink Technology, Inc.	133,000	249,066
Advancetek Enterprise Co., Ltd.	153,000	110,479
Advantech Co., Ltd.	240,000	655,297
ALI Corp.	383,000	587,809
Alpha Networks, Inc.	381,000	338,797
Altek Corp.	534,622	764,011
Ambassador Hotel (The)	597,000	943,904
*Ampoc Far East Co., Ltd.	158,444	102,117
Amtran Technology Co., Ltd.	1,289,011	1,092,577
APCB, Inc.	163,000	162,562
Apex Biotechnology Corp.	205,380	491,216
*Apex Medical Corp.	87,000	130,166
Apex Science & Engineering Corp.	164,960	70,092
*Arima Communications Corp.	378,000	147,650
*Arima Optoelectronics Corp.	285,594	72,464
Asia Chemical Corp.	559,000	397,764
*Asia Optical Co, Inc.	298,000	508,147
Asia Polymer Corp.	595,123	653,638
Asia Vital Components Co., Ltd.	391,574	432,255
ASROCK, Inc.	62,000	224,568
Aten International Co., Ltd.	197,479	345,695
Aurora Corp.	541,499	968,728
Aurora Systems Corp.	244,244	241,144
*AV Tech Corp.	59,000	166,004
Avermedia Technologies, Inc.	362,446	465,085
Avision, Inc.	226,000	116,782
Awea Mechantronic Co., Ltd.	22,000	24,329
*Bank of Kaohsiung	62,000	25,948
Basso Industry Corp., Ltd.	98,000	90,024
Bes Engineering Corp.	2,691,750	698,515
Biostar Microtech International Corp.	231,975	142,034
Bright Led Electronics Corp.	177,520	194,141

147

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
C Sun Manufacturing, Ltd.	255,221	$209,939
Cameo Communications, Inc.	266,810	137,770
Capital Securities Corp.	1,875,055	854,912
*Career Technology MFG. Co., Ltd.	356,000	440,410
*Carnival Industrial Corp.	656,000	244,930
Cathay Real Estate Development Co., Ltd.	742,000	415,131
Central Reinsurance Co., Ltd.	826,402	431,675
Chain Qui Development Co., Ltd.	226,083	176,643
Champion Building Materials Co., Ltd.	588,851	470,302
*Chang Wah Electromaterials, Inc.	50,000	236,266
Charoen Pokphand Enterprises Co., Ltd.	351,000	217,433
Cheng Loong Corp.	1,760,330	793,416
Cheng Uei Precision Industry Co., Ltd.	577,720	1,184,343
Chenming Mold Industrial Corp.	276,437	215,574
Chia Hsin Cement Corp.	1,089,670	550,657
*Chia Hsin Food & Synthetic Fiber Co., Ltd.	97,211	—
Chicony Electronics Co., Ltd.	128,846	283,732
Chilisin Electronics Corp.	207,535	188,638
China Chemical & Pharmaceutical Co.	408,000	398,885
*China Ecotek Corp.	170,000	276,502
China Electric Manufacturing Co., Ltd.	694,900	558,747
China General Plastics Corp.	665,000	265,431
China Glaze Co., Ltd.	339,305	326,500
China Hi-Ment Corp.	308,348	356,291
China Life Insurance Co., Ltd.	2,117,851	1,718,586
*China Man-Made Fiber Co., Ltd.	2,399,879	1,130,580
China Metal Products Co., Ltd.	532,726	545,903
China Motor Co., Ltd.	854,609	693,973
*China Petrochemical Development Corp.	1,449,000	1,225,266
*China Rebar Co., Ltd.	55,174	—
China Steel Chemical Corp.	412,554	1,500,736
China Steel Structure Co., Ltd.	232,000	173,472
China Synthetic Rubber Corp.	852,563	849,802
*China United Trust & Investment Corp.	164,804	—
*China Wire & Cable Co., Ltd.	521,000	194,301
Chinese Maritime Transport, Ltd.	422,850	913,475
*Ching Feng Home Fashions Industries Co., Ltd.	199,403	73,955
Chin-Poon Industrial Co., Ltd.	559,207	456,508
*Chipbond Technology Corp.	25,000	38,905
Chong Hong Construction Co.	271,580	668,997
*Chou Chin Industrial Co., Ltd.	825	—
*Chroma Ate, Inc.	598,828	1,538,609
*Chun Yu Works & Co., Ltd.	469,000	140,871
Chun Yuan Steel Industrial Co., Ltd.	1,046,536	509,592
Chung Hsin Electric & Machinery Co., Ltd.	753,000	453,420
*Chung Hung Steel Corp.	1,832,000	801,685
*Chung Hwa Pulp Corp.	843,594	453,373
Clevo Co.	344,000	757,656
*CMC Magnetics Corp.	4,438,000	1,165,015
Collins Co., Ltd.	462,700	208,394
*Compal Communications, Inc.	535,000	453,354
*Compeq Manufacturing Co., Ltd.	2,207,000	729,835
*Continental Holdings Corp.	1,297,067	496,902
*Cosmo Electronics Corp.	214,137	212,250
*Cosmos Bank Taiwan	262,740	58,099
Coxon Precise Industrial Co., Ltd.	120,000	229,005
CSBC Corp. Taiwan	450,000	400,135
CTCI Corp.	950,013	1,068,048
CviLux Corp.	30,450	42,259
*CX Technology Co., Ltd.	62,368	33,813
Cyberlink Corp.	158,025	583,317

148

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Cybertan Technology, Inc.	456,779	$597,563
DA CIN Construction Co., Ltd.	482,711	271,555
Darfon Electronics Corp.	322,550	396,159
*Davicom Semiconductor, Inc.	86,345	128,607
De Licacy Industries Co., Ltd.	70,000	30,558
Delpha Construction Co., Ltd.	364,410	164,698
Depo Auto Parts Industrial Co., Ltd.	42,000	114,542
*Der Pao Construction Co., Ltd.	476,000	12,747
Diamond Flower Electric Instrument Co., Ltd.	203,524	197,440
D-Link Corp.	980,665	990,020
Dynamic Electronics Co., Ltd.	306,000	205,864
*Eastern Media International Corp.	2,366,337	621,159
Eclat Textile Co., Ltd.	248,146	322,046
Edom Technology Co., Ltd.	238,776	131,756
*Elan Microelectronics Corp.	614,715	885,853
*E-Lead Electronic Co., Ltd.	82,942	58,564
E-LIFE MALL Corp., Ltd.	37,000	56,440
Elite Advanced Laser Corp.	80,000	195,355
Elite Material Co., Ltd.	359,160	335,539
Elite Semiconductor Memory Technology, Inc.	340,200	544,982
Elitegroup Computer Systems Co., Ltd.	1,131,182	429,776
*Enlight Corp.	149,899	6,500
*EnTie Commercial Bank	575,603	263,170
Eternal Chemical Co., Ltd.	891,804	1,031,841
*Everest Textile Co., Ltd.	830,562	206,436
Everfocus Electronics Corp.	89,000	57,193
Evergreen International Storage & Transport Corp.	1,691,000	1,500,333
Everlight Chemical Industrial Corp.	655,000	780,154
Everlight Electronics Co., Ltd.	37,000	102,366
*Everspring Industry Co.	217,000	85,137
*Evertop Wire Cable Corp.	45,461	10,468
*Excel Cell Electronics Co., Ltd.	143,000	88,803
Excelsior Medical Co., Ltd.	117,000	368,644
Far Eastern Department Stores Co., Ltd.	1,066,000	1,323,050
Far Eastern International Bank	2,043,516	904,556
Faraday Technology Corp.	468,000	922,637
*Favite, Inc.	84,000	93,996
Federal Corp.	801,623	508,323
Feng Hsin Iron & Steel Co., Ltd.	631,100	1,035,195
Feng Tay Enterprise Co., Ltd.	839,054	871,866
*FIC Global, Inc.	27,289	3,994
First Copper Technology Co., Ltd.	703,000	321,751
First Hotel	463,200	451,360
First Insurance Co., Ltd.	531,179	279,532
First Steamship Co., Ltd.	335,200	665,954
*FLEXium Interconnect, Inc.	173,043	271,523
Flytech Technology Co., Ltd.	129,937	342,166
*Forhouse Corp.	560,635	551,799
Formosa Advanced Technologies Co., Ltd.	229,000	258,674
Formosa Epitaxy, Inc.	508,811	672,648
Formosa International Hotels Corp.	30,800	500,249
*Formosa Oilseed Processing Co., Ltd.	28,000	14,249
Formosan Rubber Group, Inc.	841,000	663,052
*Formosan Union Chemical Corp.	150,000	84,599
Fortune Electric Co., Ltd.	502,078	369,736
*Founding Construction & Development Co., Ltd.	127,000	92,998
*FU I Industrial Co., Ltd.	97,900	29,313
Fullerton Technology Co., Ltd.	108,900	120,861
Fwusow Industry Co., Ltd.	482,920	227,779
G Shank Enterprise Co., Ltd.	335,013	269,894
*Gamma Optical Co., Ltd.	74,800	58,142

149

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Gem Terminal Industries Co., Ltd.	302,386	$221,197
Gemtek Technology Corp.	475,019	738,175
General Plastic Industrial Co., Ltd.	43,680	51,049
*Genesis Photonics, Inc.	205,000	354,644
*Genius Electronic Optical Co., Ltd.	9,000	60,728
GeoVision, Inc.	44,000	143,482
Getac Technology Corp.	679,360	400,618
Giant Manufacture Co., Ltd.	660,776	2,595,126
*Giantplus Technology Co., Ltd.	298,000	199,977
Giga Solution Tech Co., Ltd.	117,000	83,472
Giga Storage Corp.	335,616	544,855
Giga-Byte Technology Co., Ltd.	1,390,800	1,367,152
Gintech Energy Corp.	505,559	1,460,264
*Global Brands Manufacture, Ltd.	259,710	157,640
Global Mixed Mode Technology, Inc.	97,000	441,579
Global Unichip Corp.	108,000	444,485
Globe Union Industrial Corp.	426,944	447,394
Gold Circuit Electronics, Ltd.	864,227	311,625
Goldsun Development & Construction Co., Ltd.	2,382,290	1,227,753
Good Will Instrument Co., Ltd.	148,176	111,031
Grand Pacific Petrochemical Corp.	1,130,000	624,169
Grape King, Inc.	183,000	293,222
Great China Metal Industry Co., Ltd.	462,000	443,201
Great Taipei Gas Co., Ltd.	846,000	483,007
Great Wall Enterprise Co., Ltd.	831,275	871,748
*Greatek Co., Ltd.	916,688	875,614
Green Energy Technology, Inc.	176,033	499,073
*GTM Corp.	338,000	239,055
Hannstar Board Corp.	288,096	200,496
*HannStar Display Corp.	6,121,000	1,223,931
Hanpin Co., Ltd.	120,800	62,152
Harvatek Corp.	187,659	229,215
Hey Song Corp.	765,000	615,801
Highwealth Construction Corp.	1,037,871	1,853,448
*Hiti Digital, Inc.	105,000	118,444
Hitron Technologies, Inc.	181,213	122,656
*Ho Tung Holding Corp.	1,124,275	590,764
*Hocheng Corp.	542,700	197,456
*Hold-Key Electric Wire & Cable Co., Ltd.	337,079	237,736
Holiday Entertainment Co., Ltd.	48,800	43,867
Holtek Semiconductor, Inc.	250,000	368,216
Holystone Enterprise Co., Ltd.	318,699	387,339
Hong Tai Electric Industrial Co., Ltd.	567,000	298,906
Hong Yi Fiber Industry Co., Ltd.	158,320	86,902
Honmyue Enterprise Co., Ltd.	139,080	51,200
*Hota Industrial Manufacturing Co., Ltd.	40,000	20,253
Hsin Kuang Steel Co., Ltd.	399,443	371,456
Hsing Ta Cement Co., Ltd.	620,000	202,473
Hua Eng Wire & Cable Co., Ltd.	988,565	358,871
Huaku Development Co., Ltd.	372,288	1,030,707
Huang Hsiang Construction Co.	248,800	526,563
Hung Ching Development & Construction Co., Ltd.	449,000	251,668
Hung Poo Construction Corp.	490,658	729,674
Hung Sheng Construction Co., Ltd.	717,400	415,456
*Hwa Fong Rubber Co., Ltd.	471,670	163,610
Ichia Technologies, Inc.	396,000	202,806
I-Chiun Precision Industry Co., Ltd.	287,313	351,265
ICP Electronics, Inc.	194,000	267,582
Infortrend Technology, Inc.	439,163	574,588
Inventec Appliances Corp.	267,000	207,356
I-Sheng Electric Wire & Cable Co., Ltd.	68,000	115,819

150

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*ITE Technology, Inc.	254,408	$444,606
*ITEQ Corp.	364,000	534,154
*Jean Co., Ltd.	140,000	47,114
*Jenn Feng New Energy Co., Ltd.	155,000	167,869
Jess-Link Products Co., Ltd.	197,900	551,821
*Johnson Health Tech Co., Ltd.	53,000	77,145
*Jui Li Enterprise Co., Ltd.	346,080	94,150
K Laser Technology, Inc.	295,693	218,099
Kang Na Hsiung Enterprise Co., Ltd.	305,020	204,832
*Kao Hsing Chang Iron & Steel Corp.	784,000	225,129
Kaulin Manufacturing Co., Ltd.	274,330	249,172
Kee Tai Properties Co., Ltd.	880,856	442,614
Kenda Rubber Industrial Co., Ltd.	934,101	966,103
Kian Shen Corp.	34,000	61,524
King Core Electronics, Inc.	31,310	30,481
*King Slide Works Co., Ltd.	53,550	247,781
*King Yuan Electronics Co., Ltd.	2,116,979	960,194
Kingdom Construction Co., Ltd.	889,000	780,723
*King’s Town Bank	1,795,701	818,474
King’s Town Construction Co., Ltd.	588,987	528,777
Kinik Co.	54,000	97,560
*Kinko Optical Co., Ltd.	83,000	86,460
*Kinpo Electronics, Inc.	2,658,157	931,516
Kinsus Interconnect Technology Corp.	431,000	1,172,864
Knowledge-Yield-Excellence Systems Corp.	415,903	359,770
KS Terminals, Inc.	127,558	127,783
Kung Long Batteries Industrial Co., Ltd.	75,000	152,345
*Kuoyang Construction Co., Ltd.	687,000	487,840
*Kwong Fong Industries Corp.	697,200	329,767
L&K Engineering Co., Ltd.	162,000	161,011
*Lan Fa Textile Co., Ltd.	636,975	326,290
LCY Chemical Corp.	1,296,618	2,620,514
*Lead Data Co., Ltd.	494,858	93,030
*Leader Electronics, Inc.	65,013	43,468
*Leadtek Research, Inc.	89,961	34,563
Leadtrend Technology Corp.	40,699	166,228
Lealea Enterprise Co., Ltd.	1,222,101	722,088
Ledtech Electronics Corp.	107,402	77,497
Lee Chi Enterprises Co., Ltd.	326,000	154,501
*Lelon Electronics Corp.	141,000	104,270
*Leofoo Development Co., Ltd.	507,000	340,882
Les Enphants Co., Ltd.	341,116	494,340
*Li Peng Enterprise Co., Ltd.	967,824	508,519
Lian Hwa Foods Corp.	26,000	19,836
Lien Chang Electronic Enterprise Co., Ltd.	111,000	70,283
Lien Hwa Industrial Corp.	1,183,783	871,404
Lingsen Precision Industries, Ltd.	506,506	341,626
*LITE-ON IT Corp.	562,774	597,615
*Lite-On Semiconductor Corp.	395,000	225,841
Long Bon International Co., Ltd.	797,945	322,676
Long Chen Paper Co., Ltd.	1,073,674	443,179
Lotes Co., Ltd.	57,778	300,121
Lucky Cement Corp.	620,000	151,733
*Lumax International Corp., Ltd.	95,805	169,248
Makalot Industrial Co., Ltd.	237,202	541,892
Marketech International Corp.	161,000	90,354
Masterlink Securities Corp.	1,593,000	638,904
Maxtek Technology Co., Ltd.	71,000	97,426
Mayer Steel Pipe Corp.	310,377	263,779
Maywufa Co., Ltd.	69,322	38,689
Meiloon Co., Ltd.	399,053	225,082

151

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Mercuries & Associates, Ltd.	1,036,850	$723,406
*Mercuries Data Systems, Ltd.	192,000	127,009
Merida Industry Co., Ltd.	432,170	750,093
Merry Electronics Co., Ltd.	100,363	167,505
*Microelectronics Technology, Inc.	672,315	421,314
Micro-Star International Co., Ltd.	1,802,075	963,342
Min Aik Technology Co., Ltd.	224,316	405,846
Mirle Automation Corp.	250,568	252,307
Mitac International Corp.	1,922,000	862,683
Mobiletron Electronics Co., Ltd.	135,000	101,234
*Mosel Vitelic, Inc.	1,020,644	538,969
*Mospec Seminconductor Corp.	134,000	87,886
*Mustek Systems, Inc.	129,119	17,924
Nak Sealing Technologies Corp.	121,954	182,979
*Namchow Chemical Industrial Co., Ltd.	473,000	661,382
*Nankang Rubber Tire Co., Ltd.	1,011,622	1,434,183
Nantex Industry Co., Ltd.	491,544	335,324
National Petroleum Co., Ltd.	455,824	518,736
*New Asia Construction & Development Co., Ltd.	133,618	44,114
*Nichidenbo Corp.	80,000	83,119
Nien Hsing Textile Co., Ltd.	213,000	162,114
*Ocean Plastics Co., Ltd.	342,200	251,380
*Optimax Technology Corp.	360	70
Opto Tech Corp.	789,886	555,100
*Orient Semiconductor Electronics, Ltd.	598,000	155,447
Oriental Union Chemical Corp.	1,095,788	1,157,563
Orise Technology Co., Ltd.	77,000	176,674
*Pacific Construction Co., Ltd.	1,054,000	164,893
*Pan Jit International, Inc.	496,541	616,470
Pan-International Industrial Corp.	559,380	833,152
*Paragon Technologies Co., Ltd.	100,449	230,777
PC Home Online	50,997	257,629
Phihong Technology Co., Ltd.	427,901	879,478
*Phytohealth Corp.	34,000	55,387
*Picvue Electronics, Ltd.	72,760	—
*Pihsiang Machinery Mfg. Co., Ltd.	262,534	405,774
Plotech Co., Ltd.	78,000	50,812
Polaris Securities Co., Ltd.	3,333,000	1,851,084
Polytronics Technology Corp.	86,027	171,011
*Potrans Electrical Corp.	228,000	32,463
Power Quotient International Co., Ltd.	298,000	185,484
*Powercom Co., Ltd.	140,000	277,061
Powertech Industrial Co., Ltd.	99,000	133,648
*Precision Silicon Corp.	82,000	84,230
President Securities Corp.	1,159,680	681,982
Prince Housing & Development Corp.	1,681,053	1,229,909
*Procomp Informatics, Ltd.	21,675	—
*Prodisc Technology, Inc.	1,707,199	21,724
Promate Electronic Co., Ltd.	163,000	129,248
Promise Technology, Inc.	238,286	197,090
*Protop Technology Co., Ltd.	192,000	1,317
*Qisda Corp.	1,376,000	960,165
*Quintain Steel Co., Ltd.	459,750	161,862
Radiant Opto-Electronics Corp.	728,920	1,094,246
Radium Life Tech Corp.	976,168	1,302,028
Ralec Electronic Corp.	97,209	193,973
Ralink Technology Corp.	48,960	183,262
Realtek Semiconductor Corp.	626,000	1,484,315
*Rectron, Ltd.	178	43
*Rexon Industrial Corp., Ltd.	469,000	154,059
Richtek Technology Corp.	226,000	1,776,544

152

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*Ritek Corp.	5,135,387	$1,444,920
Roundtop Machinery Industries Co., Ltd.	22,000	17,942
Ruentex Development Co., Ltd.	886,000	1,466,257
Ruentex Industries, Ltd.	353,000	1,008,999
*Sainfoin Technology Corp.	131,260	—
*Sampo Corp.	1,178,327	285,699
*San Fang Chemical Industry Co., Ltd.	332,348	392,729
*Sanyang Industrial Co., Ltd.	1,402,046	757,529
Sanyo Electric Taiwan Co., Ltd.	503,000	520,018
SDI Corp.	274,000	348,365
Senao International Co., Ltd.	375,541	644,104
*Sercomm Corp.	197,000	182,091
Sheng Yu Steel Co., Ltd.	552,980	402,651
*ShenMao Technology, Inc.	32,860	55,988
Shih Wei Navigation Co., Ltd.	237,598	304,789
Shihlin Electric & Engineering Corp.	895,000	1,069,800
*Shihlin Paper Corp.	418,000	957,029
Shin Shin Co., Ltd.	49,000	45,440
Shin Zu Shing Co., Ltd.	171,144	442,662
*Shining Building Business Co., Ltd.	196,900	198,003
Shinkong Insurance Co., Ltd.	542,131	421,150
Shinkong Synthetic Fibers Co., Ltd.	2,321,961	1,173,841
*Shuttle, Inc.	312,152	240,986
Sigurd Microelectronics Corp.	464,974	398,903
Silicon Integrated Systems Corp.	1,023,820	642,498
Silitech Technology Corp.	250,126	756,792
Sinbon Electronics Co., Ltd.	231,000	181,548
Sincere Navigation Corp.	352,786	426,941
Sinkang Industries, Ltd.	259,805	151,930
Sinkong Textile Co., Ltd.	469,542	590,697
Sinon Corp.	556,510	257,632
Sinphar Pharmaceutical Co., Ltd.	35,184	44,763
*Sintek Photronics Corp.	1,271,130	942,623
Sinyi Realty Co., Ltd.	380,894	738,738
*Sitronix Technology Corp.	147,879	253,070
*Siward Crystal Technology Co., Ltd.	201,013	118,994
*Solelytex Enterprise Corp.	24,600	17,360
*Solomon Technology Corp.	281,138	134,216
Sonix Technology Co., Ltd.	239,000	500,940
South East Soda Manufacturing Co., Ltd.	279,250	337,641
Southeast Cement Co., Ltd.	899,700	358,361
SPI Electronic Co., Ltd.	287,175	366,805
Spirox Corp.	134,000	112,993
Springsoft, Inc.	288,000	383,930
Standard Chemical & Pharmaceutical Co., Ltd.	212,684	248,226
Standard Foods Taiwan, Ltd.	613,703	1,634,740
*Star Comgistic Capital Co., Ltd.	194,785	248,717
Stark Technology, Inc.	226,860	225,212
Sunonwealth Electric Machine Industry Co., Ltd.	339,487	296,504
*Sunplus Technology Co., Ltd.	787,000	584,327
Sunrex Technology Corp.	612,736	635,323
*Sunspring Metal Corp.	16,000	20,688
*Super Dragon Technology Co., Ltd.	33,000	57,101
Supreme Electronics Co., Ltd.	238,000	161,816
Sweeten Construction Co., Ltd.	13,650	7,371
Syscom Computer Engineering Co.	30,000	14,120
Sysware Systex Corp.	261,388	368,053
T JOIN Transportation Co., Ltd.	802,000	703,762
Ta Chen Stainless Pipe Co., Ltd.	33,216	21,920
*Ta Chong Bank, Ltd.	3,172,212	751,596
Ta Ya Electric Wire & Cable Co., Ltd.	884,858	257,886

153

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Ta Yih Industrial Co., Ltd.	194,000	$429,521
Tah Hsin Industrial Corp.	447,000	345,291
*Tai Roun Products Co., Ltd.	17,000	7,351
TA-I Technology Co., Ltd.	256,308	267,553
*Taichung Commercial Bank	2,300,841	763,217
Tainan Enterprises Co., Ltd.	263,370	359,591
Tainan Spinning Co., Ltd.	2,529,600	1,665,391
Taisun Enterprise Co., Ltd.	563,680	331,263
*Taita Chemical Co., Ltd.	452,170	188,139
Taiwan Acceptance Corp.	229,480	408,519
*Taiwan Business Bank	3,532,880	1,176,343
Taiwan Cogeneration Corp.	562,800	321,788
Taiwan Fire & Marine Insurance Co., Ltd.	614,338	441,079
*Taiwan Flourescent Lamp Co., Ltd.	176,000	17,128
Taiwan Hon Chuan Enterprise Co., Ltd.	344,057	683,222
*Taiwan Kolin Co., Ltd.	1,356,000	—
*Taiwan Land Development Corp.	434,366	196,898
Taiwan Life Insurance Co., Ltd.	827,840	872,285
Taiwan Line Tek Electronic Co., Ltd.	77,214	80,335
Taiwan Mask Corp.	449,412	189,591
Taiwan Navigation Co., Ltd.	557,777	676,863
Taiwan Paiho Co., Ltd.	460,165	508,969
*Taiwan Pulp & Paper Corp.	618,000	385,891
Taiwan Sakura Corp.	431,905	337,695
Taiwan Secom Co., Ltd.	710,332	1,274,465
Taiwan Sogo Shinkong Security Co., Ltd.	538,278	413,444
Taiwan Styrene Monomer Corp.	987,303	465,225
Taiwan Tea Corp.	904,897	594,230
Taiyen Biotech Co., Ltd.	438,000	346,652
*Tatung Co., Ltd.	1,720,000	405,406
*Teapo Electronic Corp.	276,000	50,745
Teco Electric & Machinery Co., Ltd.	684,000	428,808
*Tecom, Ltd.	447,114	141,614
Ten Ren Tea Co., Ltd.	123,980	195,496
Test Research, Inc.	178,450	232,261
Test-Rite International Co., Ltd.	794,438	622,269
*Thinking Electronic Industrial Co., Ltd.	184,204	283,039
Thye Ming Industrial Co., Ltd.	280,360	341,618
Ton Yi Industrial Corp.	2,487,280	1,290,192
Tong Hsing Electronic Industries, Ltd.	111,784	470,015
Tong Yang Industry Co., Ltd.	594,384	943,678
Tong-Tai Machine & Tool Co., Ltd.	87,000	90,463
Topco Scientific Co., Ltd.	194,100	248,676
*Topoint Technology Co., Ltd.	120,000	105,277
Transcend Information, Inc.	261,000	648,446
Tsann Kuen Enterprise Co., Ltd.	167,686	314,626
TSRC Corp.	750,000	1,363,232
TTET Union Corp.	264,000	392,093
Tung Ho Steel Enterprise Corp.	867,000	810,642
*Twinhead International Corp.	500	98
TXC Corp.	377,386	695,930
TYC Brother Industrial Co., Ltd.	557,601	349,619
*Tycoons Group Enterprise Co., Ltd.	467,182	119,713
Tyntek Corp.	478,621	373,072
Tze Shin International Co., Ltd.	339,444	153,327
Uniform Industrial Corp.	88,823	53,533
Unimicron Technology Corp.	90,372	153,450
*Union Bank of Taiwan	2,348,593	689,135
*Union Insurance Co., Ltd.	93,129	57,323
Unitech Electronics Co., Ltd.	250,804	140,782
*Unitech Printed Circuit Board Corp.	660,303	310,352

154

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
United Integration Service Co., Ltd.	446,439	$603,198
Unity Opto Technology Co., Ltd.	375,468	570,903
Universal Cement Corp.	944,191	591,719
*Universal Microelectronics Co., Ltd.	126,000	75,031
Universal, Inc.	130,490	108,942
UPC Technology Corp.	1,391,334	1,055,260
USI Corp.	1,347,360	1,167,900
Ve Wong Corp.	356,696	280,620
*Veutron Corp.	145,000	8,913
*Via Technologies, Inc.	794,000	695,452
Visual Photonics Epitacy Co., Ltd.	242,688	487,836
Wah Lee Industrial Corp.	247,000	461,221
*Walsin Lihwa Corp.	470,000	281,511
*Walsin Technology Corp., Ltd.	1,100,544	644,538
Walton Advanced Engineering, Inc.	301,197	142,918
Wan Hwa Enterprise Co., Ltd.	508,303	287,617
Waterland Financial Holding Co., Ltd.	3,885,142	1,255,142
*Wei Chih Steel Industrial Co., Ltd.	433,000	122,562
Wei Chuan Food Corp.	737,000	838,327
Weikeng Industrial Co., Ltd.	250,000	218,887
Wellypower Optronics Corp.	159,000	159,830
Weltrend Semiconductor, Inc.	374,833	316,006
*Winbond Electronics Corp.	3,758,023	979,235
*Wintek Corp.	906,000	1,527,364
Wistron NeWeb Corp.	328,812	708,551
WPG Holdings Co., Ltd.	145,017	269,628
WT Microelectronics Co., Ltd.	317,000	504,641
*WUS Printed Circuit Co., Ltd.	438,000	266,398
*Yageo Corp.	4,968,000	2,117,697
*Yang Ming Marine Transport Corp.	452,000	343,958
*Yem Chio Co., Ltd.	113,884	106,252
Yeung Cyang Industrial Co., Ltd.	509,171	385,279
Yieh Phui Enterprise Co., Ltd.	2,612,996	937,890
Yosun Industrial Corp.	608,307	1,051,385
Young Optics, Inc.	42,111	206,022
Yuen Foong Yu Paper Manufacturing Co., Ltd.	2,967,697	1,461,778
Yuen Jen Enterprises Co., Ltd.	5,875	4,476
*Yulon Nissan Motor Co., Ltd.	157,000	728,299
Yung Chi Paint & Varnish Manufacturing Co., Ltd.	258,869	372,797
Yung Shin Pharmaceutical Industrial Co., Ltd.	406,300	544,010
Yung Tay Engineering Co., Ltd.	729,000	966,113
Zenitron Corp.	233,000	143,909
Zig Sheng Industrial Co., Ltd.	821,905	441,182
Zinwell Corp.	478,586	780,578
Zippy Technology Corp.	217,948	184,996
*Zyxel Communication Corp.	974,430	648,611

TOTAL TAIWAN		223,970,240

THAILAND — (3.3%)
Aeon Thana Sinsap (Thailand) PCL (Foreign)	142,500	150,913
Amata Corp. PCL (Foreign)	1,818,700	940,289
*Apex Development PCL (Foreign)	3,536	2,540
Asia Plus Securities PCL (Foreign)	1,885,800	176,125
Asian Property Development PCL (Foreign) NVDR	2,679,300	589,839
Bangchak Petroleum PCL (Foreign)	1,350,400	689,163
Bangkok Aviation Fuel Services PCL (Foreign)	854,917	293,717
Bangkok Chain Hospital PCL (Foreign)	2,918,125	632,682
Bangkok Dusit Medical Services PCL (Foreign)	1,630,600	2,189,181
Bangkok Expressway PCL (Foreign)	1,170,400	726,132
Bangkok First Investment & Trust PCL (Foreign)	681,700	102,778
Bangkok Insurance PCL (Foreign)	127,101	1,085,319

155

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
THAILAND — (Continued)
*Bangkok Land PCL (Foreign) NVDR	21,859,870	$554,153
*Bangkok Metro PCL (Foreign)	6,221,100	155,631
*Bangkok Rubber PCL (Foreign)	14,600	1,208
Big C Supercenter PCL (Foreign)	122,900	258,262
Bumrungrad Hospital PCL (Foreign)	657,200	756,284
Cal-Comp Electronics (Thailand) PCL (Foreign)	3,894,500	488,436
*Central Paper Industry PCL (Foreign)	20	1,401
Central Plaza Hotel PCL (Foreign)	1,271,800	214,229
CH Karnchang PCL (Foreign)	2,699,300	909,371
*Charoong Thai Wire & Cable PCL (Foreign)	452,700	130,616
*Country Group Securities PCL (Foreign)	3,412,578	109,275
Delta Electronics (Thailand) PCL (Foreign)	987,000	1,045,272
Diamond Roofing Tiles PCL (Foreign)	170,000	32,889
Dynasty Ceramic PCL (Foreign)	777,200	1,523,032
Eastern Water Resources Development & Management PCL (Foreign)	2,199,400	502,531
Electricity Generating PCL (Foreign)	29,300	95,777
*Erawan Group PCL (Foreign)	4,046,270	307,722
*Esso Thailand PCL (Foreign)	2,999,600	670,358
*G J Steel PCL (Foreign)	37,970,500	316,632
*G Steel PCL (Foreign)	21,477,500	458,492
GFPT PCL(Foreign)	1,185,000	316,211
GMM Grammy PCL (Foreign)	928,000	451,928
Hana Microelectronics PCL (Foreign)	1,281,796	1,068,876
Hermraj Land & Development PCL (Foreign)	6,110,100	387,231
Home Product Center PCL (Foreign)	7,444,630	2,396,287
ICC International PCL (Foreign)	204,600	269,570
Indorama Polymers PCL (Foreign)	833,100	222,308
*Italian-Thai Development PCL (Foreign) NVDR	6,545,530	1,061,083
*ITV PCL (Foreign)	2,785,600	97,561
Jasmine International PCL (Foreign)	8,210,900	421,774
*Kang Yong Electric PCL (Foreign)	31,800	228,052
*KGI Securities Thailand PLC (Foreign)	2,019,800	180,556
Khon Kaen Sugar Industry PCL (Foreign)	1,119,800	474,365
Kiatnakin Bank PCL (Foreign) NVDR	764,800	1,014,036
Kim Eng Securities Thailand PCL (Foreign)	526,700	274,067
*Krungthai Card PCL (Foreign)	425,800	186,057
Laguna Resorts & Hotels PCL (Foreign)	80,500	142,983
Lanna Resources PCL (Foreign)	548,800	356,958
*Loxley PCL (Foreign)	3,228,020	286,409
*LPN Development PCL (Foreign)	1,475,000	580,554
Major Cineplex Group PCL (Foreign)	1,494,300	692,821
MBK PCL (Foreign)	330,900	1,158,923
MCOT PCL (Foreign)	1,092,200	983,636
Minor International PCL (Foreign)	2,783,903	1,142,162
Muang Thai Insurance PCL (Foreign)	19,588	40,509
Muramoto Electronic (Thailand) PCL (Foreign)	14,000	89,660
*Nation Multimedia Group PCL (Foreign)	106,259	31,899
Padaeng Industry PCL (Foreign) NVDR	504,700	392,245
Patum Rice Mill & Granary PCL (Foreign)	5,500	13,025
Polyplex PCL (Foreign)	1,057,800	1,173,177
Precious Shipping PCL (Foreign)	1,223,900	779,736
Preuksa Real Estate PCL (Foreign)	2,484,000	1,789,673
Property Perfect PCL (Foreign)	1,745,800	263,209
Quality Houses PCL (Foreign)	11,876,300	919,047
*Regional Container Lines PCL (Foreign)	1,112,300	567,651
Robinson Department Store PCL (Foreign)	1,875,025	1,432,224
Rojana Industrial Park PCL (Foreign)	1,122,800	419,458
Saha Pathana Inter-Holding PCL (Foreign)	350,000	219,480
Saha-Union PCL (Foreign)	538,400	673,449
*Sahaviriya Steel Industries PCL (Foreign)	23,578,500	1,258,359
*Samart Corporation PCL (Foreign)	1,676,200	450,080

156

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
THAILAND — (Continued)
Samart I-Mobile PCL (Foreign)	8,442,100	$563,182
*Samart Telcoms PCL (Foreign)	586,600	211,317
Sansiri PCL (Foreign)	2,621,166	502,725
SC Asset Corp. PCL (Foreign)	580,100	342,487
SE-Education PCL (Foreign)	138,900	46,099
Serm Suk PCL (Foreign)	10,000	13,759
Serm Suk PCL (Foreign) NVDR	59,900	82,417
*Shinawatra Satellite PCL (Foreign)	1,383,800	325,410
*Siam City Cement PCL (Foreign)	82,600	636,444
Siam Future Development PCL (Foreign)	440,000	82,922
Siam Makro PCL (Foreign)	355,600	1,613,129
Siamgas & Petrochemicals PCL (Foreign)	785,600	492,638
Sino-Thai Engineering & Construction PCL (Foreign)	1,126,000	514,550
*Somboon Advance Technology PCL (Foreign)	15,850	16,257
*Somboon Advance Technology PCL (Foreign)	299,000	306,679
Sri Trang Agro Industry PCL (Foreign)	1,854,990	1,840,759
STP & I PCL (Foreign)	211,900	268,586
Supalai PCL (Foreign)	2,640,533	1,056,918
*Svi PCL (Foreign)	809,800	74,551
*Tata Steel (Thailand) PCL (Foreign)	9,617,100	570,995
*Thai Carbon Black PCL (Foreign)	146,200	171,900
Thai Plastic & Chemicals PCL (Foreign)	1,357,900	851,518
Thai Reinsurance PCL (Foreign)	1,484,700	311,995
Thai Stanley Electric (Thailand) PCL (Foreign)	127,600	789,520
Thai Tap Water Supply PCL (Foreign)	4,107,600	897,424
Thai Union Frozen Products PCL (Foreign)	1,298,325	2,490,116
Thai Vegetable Oil PCL (Foreign)	1,087,875	1,016,027
Thai Wacoal PCL (Foreign)	78,000	110,574
Thanachart Capital PCL (Foreign)	2,034,100	2,680,018
Thoresen Thai Agencies PCL (Foreign)	910,300	707,471
Ticon Industrial Connection PCL (Foreign)	1,026,600	472,551
*Tipco Asphalt PCL (Foreign)	306,190	783,859
TIPCO Foods (Thailand) PCL (Foreign)	642,282	103,691
Tisco Financial Group PCL (Foreign)	939,700	1,316,458
TPI Polene PCL (Foreign)	2,167,060	896,316
*True Corp. PCL (Foreign)	8,379,300	1,291,273
*Tycoons Worldwide Group PCL (Foreign)	804,700	178,494
Univanich Palm Oil PCL (Foreign)	30,000	80,304
Univentures PCL (Foreign)	1,801,100	175,424
Vanachai Group PCL (Foreign)	2,463,066	566,883
Vinythai PCL (Foreign)	2,273,034	735,438

TOTAL THAILAND		67,206,616

TURKEY — (2.6%)
Adana Cimento Sanayii Ticaret A.S. Class A	146,876	552,617
Adana Cimento Sanayii Ticaret A.S. Class C	293,711	177,280
*Advansa Sasa Polyester Sanayi A.S.	227,190	125,511
Afyon Cimento Sanayi T.A.S.	1,584	204,796
Akcansa Cimento Sanayi ve Ticaret A.S.	259,502	1,373,047
*Akenerji Elektrik Uretim A.S.	461,244	1,223,272
Aksa Akrilik Kimya Sanayii A.S.	193,439	429,762
Aksigorta A.S.	294,017	455,831
*Aktas Elektrik Ticaret A.S.	370	38,693
Alarko Holding A.S.	141,895	343,263
Albaraka Turk Katilim Bankasi A.S.	460,235	906,523
*Alcatel Telekomunikasyon Endustri ve Ticaret A.S.	60,001	140,637
*Altinyildiz Mensucat ve Konfeksiyon Fabrikalari A.S.	65,631	365,517
Anadolu Anonim Turk Sigorta Sirketi A.S.	614,995	542,251
*Anadolu Cam Sanayii A.S.	472,758	942,774
Anadolu Hayat Sigorta A.S.	84,165	342,704
Arcelik A.S.	123,550	674,875

157

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TURKEY — (Continued)
Aselsan Elektronik Sanayi Ve Ticaret A.S.	132,362	$780,102
Aydiner Enerji A.S.	133,075	304,445
Aygaz A.S.	252,794	1,321,384
*Bagfas Bandirma Gubre Fabrikalari A.S.	7,343	659,062
*Banvit Bandirma Vitaminli Yem Sanayii A.S.A.	158,502	659,830
Bati Anabolu Cimento A.S.	98,558	533,489
*Besiktas Futbol Yatirimlari Sanayi ve Ticaret A.S.	12,687	87,463
Bolu Cimento Sanayii A.S.	239,226	284,696
Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	29,797	383,786
*Bosch Fren Sistemleri Sanayi ve Ticaret A.S.	989	111,287
*Boyner Buyuk Magazacilik A.S.	189,233	439,572
Brisa Bridgestone Sabanci Sanayi ve Ticaret A.S.	829	65,439
Bursa Cimento Fabrikasi A.S.	173,040	567,633
Celebi Hava Servisi A.S.	36,194	541,337
Cimsa Cimento Sanayi ve Ticaret A.S.	219,659	1,688,614
*Deva Holding A.S.	179,911	410,028
*Dogan Gazetecilik A.S.	114,947	230,247
*Dogan Sirketler Grubu Holdings A.S.	2,092,041	1,497,591
*Dogan Yayin Holding A.S.	562,696	578,178
*Dogus Otomotiv Servis ve Ticaret A.S.	245,043	1,814,445
*Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	49,380	107,484
*EGE Seramik Sanayi ve Ticaret A.S.	116,858	131,311
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	865,147	1,573,011
*Fenerbahce Sportif Hizmetleri Sanayi ve Ticaret A.S.	5,462	236,010
Galatasaray Sportif Sinai ve Ticari Yatirimlar A.S.	1,472	365,000
Gentas Genel Metal Sanayi A.S.	32,968	36,375
*Global Yatirim Holding A.S.	494,766	279,797
*Goldas Kuyumculuk Sanayi Ithalat Ve Ihracat A.S.	49,862	35,827
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	7,128	314,488
*Goodyear Lastikleri T.A.S.	21,850	288,648
*GSD Holding A.S.	474,404	362,296
*Gubre Fabrikalari Ticaret A.S.	42,892	427,111
*Gunes Sigorta A.S.	143,245	213,071
Haci Omer Sabanci Holding AS	—	2
Hektas Ticaret T.A.S.	16,327	16,263
Hurriyet Gazetecilik ve Matbaacilik A.S.	528,208	607,476
*Ihlas EV Aletleri A.S.	305,120	220,680
*Ihlas Holding A.S.	658,611	410,517
Is Yatirim Menkul Degerler A.S.	151,316	226,751
*Isiklar Yatirim Holding A.S.	245,801	229,568
*Izmir Demir Celik Sanayi A.S.	137,998	264,183
*Kardemir Karabuk Demir Celik Sanayi ve Ticaret A.S.	837,370	652,239
*Karsan Otomotiv Sanayi Ve Ticaret A.S.	127,715	157,255
Karton Sanayi ve Ticaret A.S.	3,981	425,718
*Kerevitas Gida Sanayii ve Ticaret A.S.	2,938	140,959
Konya Cimento Sanayii A.S.	4,921	512,820
*Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret A.S.	156,178	357,299
*Koza Anadolu Metal Madencilik Isletmeleri A.S.	169,145	502,787
Mardin Cimento Sanayii ve Ticaret A.S.	201,608	1,065,242
*Marti Otel Isletmeleri A.S.	201,327	154,186
*Mondi Tire Kutsan Kagit Ve Ambalaj Sanayii A.S.	94,425	109,516
*Mudurnu Tavukculuk A.S.	1,740	546
*Nergis Holding A.S.	1,784	4,602
*Net Holding A.S.	550,177	338,205
*Net Turizm Ticaret ve Sanayi A.S.	385,378	266,763
Nortel Networks Netas Telekomuenikasyon A.S.	13,916	511,299
Otokar Otomotive Ve Savunma Sanayi A.S.	39,067	507,114
*Park Elektrik Madencilik Sanayi Ve Ticaret A.S.	67,414	131,597
*Petkim Petrokimya Holding A.S.	971,775	1,680,197
Pinar Entegre Et ve Un Sanayi A.S.	49,996	227,178
Pinar SUT Mamulleri Sanayii A.S.	119,566	955,982

158

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
TURKEY — (Continued)
*Raks Elektronik Sanayi ve Ticaret A.S.	2,730	$1,504
*Reysas Tasimacilik ve Lojistik Ticaret A.S.	100,831	283,515
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.	107,974	300,356
Sekerbank T.A.S.	682,262	855,477
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	424,122	813,934
*Soda Sanayii A.S.	105,854	152,959
*TAT Konserve Sanayii A.S.	144,018	404,115
*TAV Havalimanlari Holding A.S.	310,085	1,590,908
Tekfen Holding A.S.	352,699	1,505,618
*Tekstil Bankasi A.S.	245,596	187,413
Tofas Turk Otomobil Fabrikasi A.S.	306,405	1,675,771
*Trakya Cam Sanayii A.S.	591,595	1,231,773
Turcas Petrol A.S.	144,981	680,916
*Turk Ekonomi Bankasi A.S.	583,643	993,579
Turk Traktor ve Ziraat Makineleri A.S.	35,080	467,483
Turkiye Sinai Kalkinma Bankasi A.S.	843,808	1,536,581
*Turkiye Sise ve Cam Fabrikalari A.S.	729,010	1,330,109
Ulker Biskuvi Sanayi A.S.	203,995	656,957
*Uzel Makina Sanayii A.S.	172,635	93,879
*Vakif Finansal Kiralama A.S.	1	4
Vestel Beyaz Esya Sanayi ve Ticaret A.S.	138,657	367,605
*Vestel Elektronik Sanayi ve Ticaret A.S.	204,016	340,929
*Yapi Kredi Sigorta A.S.	102,412	1,014,401
*Zorlu Enerji Elektrik Uretim A.S.	185,561	377,771

TOTAL TURKEY		53,708,911

TOTAL COMMON STOCKS		1,818,984,831

PREFERRED STOCKS — (2.9%)
BRAZIL — (2.9%)
*AES Tiete SA	97,828	1,357,843
Banco Alfa de Investimento SA	3,200	12,243
Banco Cruzeiro do Sul SA	30,700	276,071
Banco do Estado do Rio Grande do Sul SA	322,347	3,526,233
Banco Mercantil do Brasil SA	6,500	47,403
Bardella SA Industrias Mecanicas	1,100	104,129
#Braskem SA Preferred A Sponsored ADR	301,000	6,275,850
Centrais Electricas de Santa Catarina SA	57,900	1,185,038
Cia de Tecidos Norte de Minas - Coteminas SA	162,342	415,331
*Cia de Transmissao de Energia Electrica Paulista Series A	6,800	210,523
Cia Energetica do Ceara SA Series A	63,400	1,049,644
Cia Paranaense de Energia-Copel SA Series B	118,595	2,748,826
Confab Industrial SA	497,154	1,818,678
Contax Participacoes SA	70,800	1,216,296
Eletropaulo Metropolita SA Preferred A	184,200	3,248,931
Empressa Metropolitanade Aguas e Energia SA	24,000	106,852
Energisa SA	138,800	158,367
Ferbasa-Ferro Ligas Da Bahia	92,500	700,156
Forjas Taurus SA	217,298	575,099
Fras-Le SA	30,300	78,410
Gol Linhas Aereas Inteligentes SA	91,900	1,589,589
*Industria de Bebidas Antarctica Polar SA	23,000	35,508
*Inepar SA Industria e Construcoes	104,570	312,425
*Inepar SA Industria e Construcoes Receipt	72,098	216,256
Klabin SA	1,412,700	3,946,554
Lojas Americanas SA	224,058	2,396,998
Mahle-Metal Leve SA Industria e Comercio	28,666	697,472
Mangels Industrial SA	14,600	94,454
Marcopolo SA	671,600	2,685,926
Randon e Participacoes SA	319,500	2,673,931
Rasip Agro-Pastoril SA	51,000	11,698
Sao Paulo Alpargatas SA	486,000	2,986,943

159

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††
BRAZIL — (Continued)
Saraiva SA Livreiros Editores	54,100	$1,175,354
Schulz SA	1,800	33,876
*Sharp SA Equipamentos Eletronicos	30,200,000	355
Suzano Papel e Celullose SA	488,293	4,592,016
TAM SA	135,800	3,302,552
Ultrapar Participacoes SA	112,095	6,810,218
*Unipar Participacoes SA Class B	1,321,579	520,766
Whirlpool SA	301,516	602,926

TOTAL BRAZIL		59,797,740

CHILE — (0.0%)
Embotelladora Andina SA	7,000	28,478

INDIA — (0.0%)
*Ispat Industries, Ltd.	620,622	37,093

MALAYSIA — (0.0%)
*Malayan United Industries Berhad Series A2	176,957	9,384

TOTAL PREFERRED STOCKS		59,872,695

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
#*HKC Holdings, Ltd. Warrants 06/09/11	1,328,221	9,939
#*Hong Kong Energy Holdings, Ltd. Warrants 06/09/11	80,496	748
*Kingboard Chemical Holdings, Ltd. Warrants 10/31/12	35,150	20,134

TOTAL CHINA		30,821

INDIA — (0.0%)
*Britannia Industries, Ltd. Debentures 03/22/13	30,375	118,970
*Kirloskar Brothers, Ltd. Warrants 10/24/12	73	6

TOTAL INDIA		118,976

INDONESIA — (0.0%)
*PT Intiland Development Tbk Warrants 04/13/12	1,398,266	14,863

MALAYSIA — (0.0%)
*KFC Holdings (Malaysia) Berhad Warrants 09/14/15	89,568	43,179
*Media Prima Berhad Warrants 12/31/14	51,673	9,964
*Notion VTEC Berhad Warrants 08/03/15	77,644	10,356
*OSK Holdings Berhad Warrants 09/30/12	1,696	41

TOTAL MALAYSIA		63,540

POLAND — (0.0%)
*Boryszew SA Rights	577,466	769,887

SOUTH KOREA — (0.0%)
*Green Cross Holdings Corp. Rights 11/24/10	390	13,707
*Kolon Industries, Inc. Rights 12/02/10	4,094	62,941

TOTAL SOUTH KOREA		76,648

THAILAND — (0.0%)
*Bangkok Land PCL (Foreign) NVDR Warrants 05/02/13	8,472,752	36,740
*Bangkok Land PCL (Foreign) Warrants 12/31/10	2,456,164	—
*Khon Kaen Sugar Industry PCL (Foreign) Warrants 03/15/13	111,980	13,521
*Sansiri PCL (Foreign) Warrants 01/20/15	1,310,583	62,950

TOTAL THAILAND		113,211

TOTAL RIGHTS/WARRANTS		1,187,946

160

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,715,000 FNMA 3.126%(r), 09/01/40, valued at $5,872,937) to be repurchased at $5,786,092	$5,786	$5,786,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	180,694,390	180,694,390
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,145,517)## to be repurchased at $1,123,077	$1,123	1,123,056

TOTAL SECURITIES LENDING COLLATERAL		181,817,446

TOTAL INVESTMENTS — (100.0%) (Cost $1,391,523,697)		$2,067,648,918

161

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
COMMON STOCKS — (95.5%)
Consumer Discretionary — (19.1%)
*AC Moore Arts & Crafts, Inc.	22,055	$49,624
Acme United Corp.	1,030	10,094
*Aldila, Inc.	6,471	27,502
*Alloy, Inc.	19,256	187,746
American Greetings Corp. Class A	62,335	1,207,429
#*Arctic Cat, Inc.	21,666	288,374
*Ascent Media Corp.	3,246	88,421
*Audiovox Corp. Class A	28,322	183,527
#*AutoNation, Inc.	285,676	6,633,397
*Ballantyne Strong, Inc.	9,932	83,627
#Barnes & Noble, Inc.	39,682	594,436
*Beasley Broadcast Group, Inc.	9,802	42,835
#*Beazer Homes USA, Inc.	36,700	149,002
bebe stores, inc.	18,570	121,819
*Benihana, Inc.	3,200	26,800
#*Biglari Holdings, Inc.	2,962	987,501
*Bluegreen Corp.	16,973	54,823
Blyth, Inc.	5,625	225,675
Bob Evans Farms, Inc.	52,387	1,503,507
Books-A-Million, Inc.	23,071	146,501
#*Boyd Gaming Corp.	20,700	172,017
*Brookfield Homes Corp.	38,342	319,772
Brown Shoe Co., Inc.	74,175	871,556
Brunswick Corp.	25,121	397,414
*Build-A-Bear-Workshop, Inc.	30,090	211,533
#*Cabela’s, Inc.	109,175	2,024,104
*Cache, Inc.	18,809	93,857
*California Coastal Communities, Inc.	809	615
Callaway Golf Co.	112,370	773,106
*Cambium Learning Group, Inc.	37,138	114,756
*Canterbury Park Holding Corp.	2,755	23,046
*Carmike Cinemas, Inc.	887	7,105
*Carnival Corp.	695,842	30,039,499
*Carriage Services, Inc.	19,056	100,044
#*Cavco Industries, Inc.	7,337	232,510
CBS Corp.	24,952	424,184
CBS Corp. Class B	955,791	16,181,542
#*Charming Shoppes, Inc.	112,182	391,515
Chico’s FAS, Inc.	36,233	352,185
Christopher & Banks Corp.	62,531	372,685
#Churchill Downs, Inc.	3,496	126,660
Cinemark Holdings, Inc.	16,800	294,840
*Coast Distribution System, Inc.	547	2,073
#*Collective Brands, Inc.	59,190	907,383
*Comcast Corp. Class A	3,570,978	73,490,727
Comcast Corp. Special Class A	1,432,185	27,684,136
#*Conn’s, Inc.	6,356	27,966
*Core-Mark Holding Co., Inc.	24,059	793,947
*Craftmade International, Inc.	2,799	15,506
CSS Industries, Inc.	14,328	239,707
*Culp, Inc.	15,574	157,920
*Cybex International, Inc.	29,933	43,553
*dELiA*s, Inc.	22,143	36,093
*Delta Apparel, Inc.	7,832	101,189
#*Destination Maternity Corp.	11,225	410,049
Dillard’s, Inc.	120,300	3,068,853
*DineEquity, Inc.	28,720	1,276,604
#*Discovery Communications, Inc. Class A	115,229	5,140,366

162

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Discovery Communications, Inc. Class B	3,937	$177,382
*Discovery Communications, Inc. Class C	162,790	6,326,019
*Dixie Group, Inc.	11,800	42,834
*Dorman Products, Inc.	14,657	534,834
*Dover Motorsports, Inc.	15,200	25,688
*DR Horton, Inc.	181,125	1,890,945
#*Dress Barn, Inc. (The)	169	3,877
#*Drew Industries, Inc.	1,746	36,788
*Duckwall-ALCO Stores, Inc.	700	9,009
Educational Development Corp.	1,700	11,067
Ethan Allen Interiors, Inc.	20,500	310,985
#*Exide Technologies	12,623	74,349
*Federal-Mogul Corp.	40,785	808,767
Finish Line, Inc. Class A	73,309	1,121,628
*Fisher Communications, Inc.	10,146	185,469
*Flanigan’s Enterprises, Inc.	865	5,943
Flexsteel Industries, Inc.	2,068	31,268
Foot Locker, Inc.	219,549	3,497,416
*Fortune Brands, Inc.	149,626	8,087,285
Fred’s, Inc.	45,030	539,459
Frisch’s Restaurants, Inc.	600	13,260
*Full House Resorts, Inc.	700	2,450
*Furniture Brands International, Inc.	67,664	338,997
*GameTech International, Inc.	2,360	683
Gaming Partners International Corp.	500	2,700
Gannett Co., Inc.	12,478	147,864
#*Gaylord Entertainment Co.	45,753	1,525,405
*Genesco, Inc.	35,745	1,171,006
*G-III Apparel Group, Ltd.	14,736	389,030
*Gray Television, Inc.	5,550	10,822
*Great Wolf Resorts, Inc.	37,142	87,655
#*Group 1 Automotive, Inc.	57,936	2,042,823
*Hallwood Group, Inc.	296	9,824
*Hastings Entertainment, Inc.	1,572	10,438
Haverty Furniture Cos., Inc.	38,589	412,516
*Heelys, Inc.	19,403	52,000
*Helen of Troy, Ltd.	64,389	1,651,578
*Hollywood Media Corp.	28,505	36,201
Hooker Furniture Corp.	13,559	143,319
Hot Topic, Inc.	18,261	104,636
*HSN, Inc.	22,632	677,602
*Iconix Brand Group, Inc.	95,618	1,673,315
#*Isle of Capri Casinos, Inc.	15,000	120,600
*J. Alexander’s Corp.	9,196	40,830
#*J.C. Penney Co., Inc.	208,599	6,504,117
#*JAKKS Pacific, Inc.	15,024	283,202
Jarden Corp.	108,050	3,464,083
*Jo-Ann Stores, Inc.	15,793	683,047
*Johnson Outdoors, Inc. Class A	18,189	259,739
Jones Group, Inc. (The)	106,821	1,544,632
*Kenneth Cole Productions, Inc. Class A	10,572	142,193
*Kid Brands, Inc.	23,676	231,078
*Kona Grill, Inc.	300	1,005
KSW, Inc.	446	1,414
*K-Swiss, Inc. Class A	10,751	130,732
Lacrosse Footwear, Inc.	495	7,143
*Lakeland Industries, Inc.	11,757	114,513
*Lakes Entertainment, Inc.	15,730	36,808
*Lazare Kaplan International, Inc.	12,780	25,560
#*Lennar Corp. Class A	224,100	3,251,691
#*Liberty Global, Inc. Class A	1,678	63,412

163

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#*Liberty Global, Inc. Class C	49,545	$1,793,034
*Liberty Media Corp. Capital Class A	217,289	12,502,809
*Liberty Media Corp. Capital Class B	6,066	349,402
*Liberty Media Corp. Interactive Class A	882,463	13,025,154
*Liberty Media Corp. Interactive Class B	35,706	533,091
*Liberty Media-Starz Corp. Series B	1,766	116,556
#*Life Time Fitness, Inc.	27,800	1,004,414
*Lifetime Brands, Inc.	17,158	220,309
Lithia Motors, Inc.	39,056	425,710
#*Live Nation Entertainment, Inc.	147,097	1,395,951
*Liz Claiborne, Inc.	241	1,475
#*Luby’s, Inc.	42,423	215,085
*M/I Homes, Inc.	37,930	401,299
Mac-Gray Corp.	13,366	162,397
Macy’s, Inc.	137,939	3,260,878
Marcus Corp.	25,596	328,141
*MarineMax, Inc.	25,977	194,308
*McCormick & Schmick’s Seafood Restaurants, Inc.	15,712	140,308
#*Media General, Inc.	29,681	163,542
Men’s Wearhouse, Inc. (The)	82,560	2,017,766
#*Meredith Corp.	14,936	507,077
*Meritage Homes Corp.	28,156	515,536
*Modine Manufacturing Co.	12,724	172,028
*Mohawk Industries, Inc.	98,740	5,661,752
*Morton’s Restaurant Group, Inc.	15,422	86,363
*Movado Group, Inc.	30,500	342,820
*MTR Gaming Group, Inc.	24,135	46,581
*Multimedia Games, Inc.	34,039	133,433
*Nautilus, Inc.	23,965	35,468
*New Frontier Media, Inc.	20,483	35,640
*New York & Co., Inc.	37,502	117,006
*News Corp. Class A	2,360,850	34,137,891
News Corp. Class B	937,272	15,071,334
#*O’Charley’s, Inc.	17,132	128,490
#*Orient-Express Hotels, Ltd.	81,098	1,026,701
*Outdoor Channel Holdings, Inc.	39,378	207,916
*Palm Harbor Homes, Inc.	1,673	2,158
#*Penske Automotive Group, Inc.	59,294	797,504
Pep Boys - Manny, Moe & Jack (The)	81,600	953,904
*Perry Ellis International, Inc.	28,161	633,059
Phillips-Van Heusen Corp.	31,964	1,960,672
*Pinnacle Entertainment, Inc.	94,530	1,209,984
#*Pulte Group, Inc.	73,084	573,709
#*Radio One, Inc.	16,433	19,062
*RC2 Corp.	14,819	312,681
*Red Lion Hotels Corp.	20,734	163,177
#*Red Robin Gourmet Burgers, Inc.	41,775	848,032
Regis Corp.	57,983	1,185,752
Rent-A-Center, Inc.	76,435	1,921,576
*Retail Ventures, Inc.	69,367	942,698
*Rick’s Cabaret International, Inc.	9,575	72,674
*Rocky Brands, Inc.	10,329	94,717
#*Royal Caribbean Cruises, Ltd.	322,500	12,751,650
*Ruby Tuesday, Inc.	68,262	825,970
*Saga Communications, Inc.	6,520	132,943
#*Saks, Inc.	79,902	890,108
*Salem Communications Corp.	5,831	18,718
Scholastic Corp.	38,300	1,127,935
#*Sears Holdings Corp.	130,528	9,395,405
Service Corp. International	277,569	2,298,271
*Shiloh Industries, Inc.	25,710	259,157

164

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Shoe Carnival, Inc.	31,193	$714,320
*Sinclair Broadcast Group, Inc. Class A	76,006	607,288
#*Skechers U.S.A., Inc. Class A	49,610	964,418
Skyline Corp.	5,123	91,343
Spartan Motors, Inc.	16,427	83,449
Speedway Motorsports, Inc.	66,513	1,017,649
*Sport Chalet, Inc. Class A	875	1,829
*Sport Chalet, Inc. Class B	299	706
Stage Stores, Inc.	60,550	807,132
Standard Motor Products, Inc.	28,160	299,341
#*Standard Pacific Corp.	92,789	336,824
*Stanley Furniture, Inc.	12,364	47,725
*Steinway Musical Instruments, Inc.	12,347	210,022
Stewart Enterprises, Inc.	85,569	475,764
*Stoneridge, Inc.	107	1,177
*Strattec Security Corp.	5,556	170,069
Superior Industries International, Inc.	40,100	719,795
*Syms Corp.	5,500	40,095
#Systemax, Inc.	7,773	100,660
*Tandy Brands Accessories, Inc.	10,432	34,217
Tandy Leather Factory, Inc.	500	2,250
*Timberland Co. Class A	3,300	69,234
*Time Warner Cable, Inc.	693,942	40,158,424
*Time Warner, Inc.	1,534,860	49,898,299
*Toll Brothers, Inc.	203,299	3,647,184
*Trans World Entertainment Corp.	5,781	10,521
*TRW Automotive Holdings Corp.	153,112	6,995,687
#*Tuesday Morning Corp.	60,500	289,795
*Unifi, Inc.	163,482	773,270
*Vail Resorts, Inc.	19,870	805,927
Walt Disney Co. (The)	1,066,209	38,500,807
*Washington Post Co.	5,780	2,324,427
#*West Marine, Inc.	26,563	260,583
*Whirlpool Corp.	85,201	6,460,792
Williams-Sonoma, Inc.	11,805	382,128
*Wyndham Worldwide Corp.	262,116	7,535,835

Total Consumer Discretionary		531,372,359

Consumer Staples — (7.0%)
Andersons, Inc. (The)	9,900	389,763
*Archer-Daniels-Midland Co.	759,376	25,302,408
B&G Foods, Inc.	53,573	656,269
Bunge, Ltd.	118,968	7,146,408
*Cagle’s, Inc. Class A	955	5,539
CCA Industries, Inc.	8,323	37,037
*Central European Distribution Corp.	57,775	1,442,642
*Central Garden & Pet Co.	37,832	391,561
*Central Garden & Pet Co. Class A	48,053	502,154
#*Chiquita Brands International, Inc.	70,190	931,421
*Constellation Brands, Inc. Class A	249,042	4,913,599
*Constellation Brands, Inc. Class B	12,715	251,121
Corn Products International, Inc.	62,117	2,643,078
*Craft Brewers Alliance, Inc.	2,546	16,600
*CVS Caremark Corp.	1,510,745	45,503,639
Del Monte Foods Co.	342,870	4,916,756
*Elizabeth Arden, Inc.	21,291	435,401
Farmer Brothers Co.	20,189	331,301
Griffin Land & Nurseries, Inc. Class A	1,500	36,900
*Hain Celestial Group, Inc.	63,205	1,563,060
*Harbinger Group, Inc.	3,064	15,810
*HQ Sustainable Maritime Industries, Inc.	10,070	33,332

165

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
#Imperial Sugar Co.	10,122	$128,549
Ingles Markets, Inc.	10,497	192,725
Inter Parfums, Inc.	3,525	61,652
*J.M. Smucker Co.	108,204	6,955,353
#*John B. Sanfilippo & Son, Inc.	9,100	122,122
Kraft Foods, Inc.	1,821,573	58,782,161
*Mannatech, Inc.	13,238	24,755
MGP Ingredients, Inc.	3,959	35,710
*Molson Coors Brewing Co.	190,750	9,009,122
Molson Coors Brewing Co. Class A	1,908	86,814
*Nutraceutical International Corp.	18,011	292,679
Oil-Dri Corp. of America	236	5,190
*Omega Protein Corp.	33,225	187,721
*Pantry, Inc.	21,483	417,844
*Parlux Fragrances, Inc.	556	1,446
*Physicians Formula Holdings, Inc.	947	3,390
*Prestige Brands Holdings, Inc.	112,017	1,204,183
*Ralcorp Holdings, Inc.	59,647	3,701,693
Safeway, Inc.	65,503	1,500,019
*Seneca Foods Corp. Class B	300	6,918
#*Smart Balance, Inc.	65,406	232,845
*Smithfield Foods, Inc.	185,173	3,101,648
Spartan Stores, Inc.	13,615	203,544
#*SUPERVALU, Inc.	191,716	2,068,616
*Susser Holdings Corp.	14,936	204,175
Tasty Baking Co.	7,784	49,195
*Tyson Foods, Inc. Class A	405,030	6,298,216
Universal Corp.	18,490	766,226
*Winn-Dixie Stores, Inc.	92,300	618,410

Total Consumer Staples		193,728,720

Energy — (14.5%)
Adams Resources & Energy, Inc.	6,758	132,457
*Allis-Chalmers Energy, Inc.	10,958	56,324
#Alon USA Energy, Inc.	38,492	218,250
*Anadarko Petroleum Corp.	845,068	52,030,837
*Apache Corp.	80,277	8,109,583
*Approach Resources, Inc.	7,782	120,232
#*ATP Oil & Gas Corp.	13,671	196,316
*Baker Hughes, Inc.	100,807	4,670,388
*Barnwell Industries, Inc.	5,190	15,362
*Basic Energy Services, Inc.	52,227	577,631
#Berry Petroleum Corp. Class A	54,457	1,862,974
#*Bill Barrett Corp.	23,138	873,459
*Bristow Group, Inc.	41,500	1,609,370
*Bronco Drilling Co., Inc.	14,784	62,388
*Cabot Oil & Gas Corp.	15,905	460,927
*Cal Dive International, Inc.	53,900	272,734
Chesapeake Energy Corp.	818,200	17,754,940
*Chevron Corp.	122,178	10,093,125
Cimarex Energy Co.	105,300	8,081,775
*Complete Production Services, Inc.	68,227	1,598,559
*ConocoPhillips	1,766,829	104,949,643
*CVR Energy, Inc.	14,280	135,946
Delek US Holdings, Inc.	66,641	489,811
Devon Energy Corp.	11,822	768,666
*Double Eagle Petroleum Co.	4,269	18,186
#*Exterran Holdings, Inc.	85,189	2,144,207
*Exxon Mobil Corp.	49,178	3,268,862
General Maritime Corp.	12,382	47,547
#*Geokinetics, Inc.	5,381	36,698

166

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
*GeoMet, Inc.	8,744	$6,436
*GeoResources, Inc.	7,525	129,430
*Global Industries, Ltd.	15,300	88,587
*Gulfmark Offshore, Inc.	37,045	1,096,902
#*Harvest Natural Resources, Inc.	45,263	564,882
*Helix Energy Solutions Group, Inc.	93,310	1,184,104
*Helmerich & Payne, Inc.	106,356	4,549,910
#*Hercules Offshore, Inc.	7,100	16,756
Hess Corp.	378,130	23,833,534
*HKN, Inc.	15,681	57,706
#*Hornbeck Offshore Services, Inc.	16,700	371,408
#*International Coal Group, Inc.	121,496	682,808
#*Key Energy Services, Inc.	56,774	559,224
*Marathon Oil Corp.	867,037	30,840,506
*Mitcham Industries, Inc.	6,824	59,369
*Nabors Industries, Ltd.	276,982	5,788,924
National-Oilwell, Inc.	468,812	25,203,333
*Natural Gas Services Group, Inc.	17,452	274,869
*Newfield Exploration Co.	18,378	1,095,696
*Newpark Resources, Inc.	101,220	595,174
*Noble Energy, Inc.	128,034	10,432,210
*Oil States International, Inc.	43,285	2,212,729
Overseas Shipholding Group, Inc.	31,709	1,060,032
*Parker Drilling Co.	97,200	411,156
#*Patriot Coal Corp.	52,400	706,876
Patterson-UTI Energy, Inc.	120,725	2,343,272
*Petroleum Development Corp.	26,573	829,343
*PHI, Inc. Non-Voting	21,578	376,968
*PHI, Inc. Voting	1,099	18,254
*Pioneer Drilling Co.	67,927	418,430
Pioneer Natural Resources Co.	170,193	11,879,471
*Plains Exploration & Production Co.	162,430	4,526,924
*Pride International, Inc.	119,278	3,616,509
*QEP Resources, Inc.	44,578	1,472,411
*REX American Resources Corp.	4,050	67,190
*Rosetta Resources, Inc.	62,789	1,501,285
*Rowan Cos., Inc.	121,858	4,009,128
*Schlumberger, Ltd.	35,248	2,463,483
*SEACOR Holdings, Inc.	36,653	3,472,872
*Seahawk Drilling, Inc.	4,602	46,388
Southern Union Co.	—	—
#*Stone Energy Corp.	16,671	260,568
*Sunoco, Inc.	149,214	5,591,049
*Swift Energy Corp.	63,730	2,029,800
*T-3 Energy Services, Inc.	7,912	264,815
*Tesoro Petroleum Corp.	168,807	2,187,739
*Tetra Technologies, Inc.	36,718	358,368
*TGC Industries, Inc.	826	3,056
Tidewater, Inc.	49,304	2,274,394
*Union Drilling, Inc.	27,079	123,751
*Unit Corp.	57,000	2,236,110
#*USEC, Inc.	168,662	905,715
*Valero Energy Corp.	658,099	11,812,877
*Western Refining, Inc.	68,485	455,425
*Whiting Petroleum Corp.	69,755	7,006,192
*Willbros Group, Inc.	3,700	32,782

Total Energy		405,064,327

Financials — (21.0%)
1st Source Corp.	46,743	825,949
21st Century Holding Co.	16,867	60,047

167

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Abington Bancorp, Inc.	62,892	$675,460
Access National Corp.	200	1,255
*Affirmative Insurance Holdings, Inc.	14,714	54,442
*Allegheny Corp.	9,274	2,786,652
#Alliance Bancorp, Inc. of Pennsylvania	500	3,720
*Allstate Corp. (The)	351,552	10,718,820
*Alterra Capital Holdings, Ltd.	6,534	131,987
*American Capital, Ltd.	422,803	2,951,165
#American Equity Investment Life Holding Co.	88,700	962,395
American Financial Group, Inc.	199,200	6,091,536
*American Independence Corp.	866	4,191
American National Insurance Co.	45,808	3,593,180
*American River Bankshares	634	3,671
*American Safety Insurance Holdings, Ltd.	15,049	279,460
*Ameris Bancorp	32,339	299,783
*AmeriServe Financial, Inc.	33,075	52,920
*Arch Capital Group, Ltd.	38,105	3,291,891
Argo Group International Holdings, Ltd.	38,796	1,345,833
Aspen Insurance Holdings, Ltd.	102,623	2,911,414
*Asset Acceptance Capital Corp.	5,628	32,530
Associated Banc-Corp.	212,033	2,686,458
#Assured Guaranty, Ltd.	122,989	2,342,940
Asta Funding, Inc.	8,397	69,107
*Atlantic Coast Federal Corp.	2,955	4,994
*Avatar Holdings, Inc.	21,050	383,952
Axis Capital Holdings, Ltd.	119,779	4,073,684
*B of I Holding, Inc.	12,329	158,551
Baldwin & Lyons, Inc.	300	6,855
Baldwin & Lyons, Inc. Class B	8,421	210,525
Bancorp Rhode Island, Inc.	14	407
*Bancorp, Inc.	14,041	105,167
#*BancTrust Financial Group, Inc.	34,553	100,895
Bank Mutual Corp.	59,648	287,503
*Bank of America Corp.	7,159,212	81,901,385
#*BankAtlantic Bancorp, Inc.	59,912	54,220
BankFinancial Corp.	42,139	385,572
Banner Corp.	13,022	21,617
BCB Bancorp, Inc.	2,200	19,206
Berkshire Hills Bancorp, Inc.	23,562	455,689
BlackRock, Inc.	9,400	1,607,306
Boston Private Financial Holdings, Inc.	82,355	470,247
*Cadence Financial Corp.	24,680	61,453
#Capital City Bank Group, Inc.	16,636	198,800
*Capital One Financial Corp.	571,140	21,286,388
Capital Southwest Corp.	7,289	704,336
CapitalSource, Inc.	125,238	765,204
#*Capitol Bancorp, Ltd.	1,453	1,656
Cardinal Financial Corp.	4,730	47,253
Carver Bancorp, Inc.	600	1,380
Cathay General Bancorp	67,312	915,443
*Center Financial Corp.	27,441	143,242
*Central Jersey Bancorp	6,349	47,427
*Centrue Financial Corp.	200	276
Century Bancorp, Inc. Class A	1,096	26,035
CFS Bancorp, Inc.	14,148	73,570
Chemical Financial Corp.	13,869	281,263
*Chicopee Bancorp, Inc.	1,000	11,850
Chubb Corp.	76,964	4,465,451
#Cincinnati Financial Corp.	196,782	5,793,262
*Citigroup, Inc.	9,322,022	38,872,832
*Citizens Community Bancorp, Inc.	10,355	44,268

168

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Citizens South Banking Corp.	1,934	$8,994
CME Group, Inc.	82,877	24,005,323
#*CNA Financial Corp.	313,566	8,692,050
*CNA Surety Corp.	58,300	1,122,275
*CNO Financial Group, Inc.	60	326
#CoBiz Financial, Inc.	36,774	177,986
Codorus Valley Bancorp, Inc.	115	1,078
#*Colony Bankcorp, Inc.	200	776
Columbia Banking System, Inc.	26,498	482,529
Comerica, Inc.	32,280	1,154,978
Community Bank System, Inc.	700	16,359
*Community West Bancshares	400	1,360
*CompuCredit Holdings Corp.	56,681	319,114
*Crescent Financial Corp.	18,440	40,015
Delphi Financial Group, Inc. Class A	25,835	699,353
*Discover Financial Services	70,848	1,250,467
Donegal Group, Inc. Class A	31,434	435,361
Donegal Group, Inc. Class B	300	5,400
Eastern Insurance Holdings, Inc.	23,326	259,618
Eastern Virginia Bankshares, Inc.	560	2,033
EMC Insurance Group, Inc.	20,429	431,869
#*Encore Bancshares, Inc.	7,574	58,396
*Encore Capital Group, Inc.	24,575	499,364
Endurance Specialty Holdings, Ltd.	76,288	3,158,323
Enterprise Bancorp, Inc.	194	2,229
Enterprise Financial Services Corp.	16,205	159,943
ESB Financial Corp.	892	12,836
ESSA Bancorp, Inc.	11,480	145,222
Evans Bancorp, Inc.	1,681	23,534
Everest Re Group, Ltd.	53,099	4,475,184
F.N.B. Corp.	104,933	891,930
Farmers Capital Bank Corp.	1,347	6,062
FBL Financial Group, Inc. Class A	35,719	934,409
Federal Agricultural Mortgage Corp.	10,709	126,045
Federal Agricultural Mortgage Corp. Class A	177	1,898
Fidelity Bancorp, Inc.	400	2,310
Fidelity National Financial, Inc.	75,967	1,017,198
#*Fidelity Southern Corp.	6,517	44,775
Fifth Third Bancorp	9,221	115,816
Financial Institutions, Inc.	4,728	85,340
*First Acceptance Corp.	39,006	72,551
First Bancorp	14,510	194,289
*First Bancshares, Inc. (318687100)	400	2,778
First Bancshares, Inc. (318916103)	300	2,667
#First Busey Corp.	23,133	107,337
First Business Financial Services, Inc.	482	4,940
First Citizens BancShares, Inc.	13,000	2,428,140
First Defiance Financial Corp.	10,257	114,263
#*First Federal Bancshares of Arkansas, Inc.	380	714
*First Federal of Northern Michigan Bancorp, Inc.	1,100	2,849
First Financial Holdings, Inc.	14,857	155,256
First Financial Northwest, Inc.	26,672	101,887
*First Financial Service Corp.	900	4,374
*First Franklin Corp.	205	2,909
#*First Horizon National Corp.	5,356	54,042
First M&F Corp.	100	400
First Merchants Corp.	32,030	266,490
First Mercury Financial Corp.	23,264	379,203
First Midwest Bancorp, Inc.	38,048	407,494
First Niagara Financial Group, Inc.	36,166	428,567
#First Pactrust Bancorp, Inc.	900	10,350

169

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*First Place Financial Corp.	21,198	$70,165
First Security Group, Inc.	17,516	28,901
First South Bancorp, Inc.	2,686	26,967
#First United Corp.	400	1,676
*FirstCity Financial Corp.	5,872	49,618
Flagstone Reinsurance Holdings SA	45,783	499,035
Flushing Financial Corp.	21,197	278,741
#*FNB United Corp.	20,714	10,357
#*Forest City Enterprises, Inc. Class A	11,499	167,770
*FPIC Insurance Group, Inc.	12,323	436,481
Fulton Financial Corp.	30,200	282,068
German American Bancorp, Inc.	10,751	181,692
*Global Indemnity P.L.C.	10,164	171,568
Great Southern Bancorp, Inc.	5,250	118,072
#*Greene Bancshares, Inc.	25,269	97,538
GS Financial Corp.	400	4,056
*Guaranty Bancorp	84,499	138,578
*Guaranty Federal Bancshares, Inc.	1,684	8,235
*Hallmark Financial Services, Inc.	27,634	247,048
Hampden Bancorp, Inc.	5,886	59,978
Hanover Insurance Group, Inc.	90,443	4,092,546
*Harris & Harris Group, Inc.	162	676
*Hartford Financial Services Group, Inc.	478,387	11,471,720
HCC Insurance Holdings, Inc.	37,078	981,825
Heartland Financial USA, Inc.	6,669	103,036
*Heritage Commerce Corp.	24,571	92,387
*Heritage Financial Corp.	4,957	66,969
HF Financial Corp.	400	4,136
*Hilltop Holdings, Inc.	21,381	213,596
Hingham Institution for Savings	500	20,000
*HMN Financial, Inc.	3,996	12,068
Home Federal Bancorp, Inc.	16,312	196,396
HopFed Bancorp, Inc.	6,649	59,974
Horace Mann Educators Corp.	58,206	1,087,870
Horizon Bancorp	300	7,575
Huntington Bancshares, Inc.	325,935	1,848,051
Independence Holding Co.	22,770	192,634
Indiana Community Bancorp	2,029	28,173
Infinity Property & Casualty Corp.	27,297	1,412,620
*Investment Technology Group, Inc.	1,600	22,784
Investors Title Co.	1,169	37,864
Jones Lang LaSalle, Inc.	18,654	1,456,131
*JPMorgan Chase & Co.	494,504	18,608,186
Kentucky First Federal Bancorp	2,800	26,460
*KeyCorp	863,158	7,069,264
#Lakeland Bancorp, Inc.	14,065	130,383
Landmark Bancorp, Inc.	1,620	25,029
Legacy Bancorp, Inc.	21,709	166,291
*Legg Mason, Inc.	163,217	5,064,624
*Lincoln National Corp.	460,953	11,284,129
LNB Bancorp, Inc.	13,395	64,564
*Loews Corp.	680,172	26,853,191
*Louisiana Bancorp, Inc.	5,606	81,119
LSB Corp.	1,805	37,905
#*M&T Bank Corp.	52,565	3,929,234
#*Macatawa Bank Corp.	19,463	36,590
*Magyar Bancorp, Inc.	500	1,760
MainSource Financial Group, Inc.	48,066	397,506
*Marlin Business Services Corp.	15,164	184,546
*Marshall & Ilsley Corp.	470,172	2,778,717
MB Financial, Inc.	2,100	31,269

170

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#*MBIA, Inc.	337,600	$3,784,496
#*MBT Financial Corp.	23,713	45,766
Meadowbrook Insurance Group, Inc.	106,876	922,340
Medallion Financial Corp.	25,389	203,874
#*Mercantile Bancorp, Inc.	163	292
Mercantile Bank Corp.	3,316	13,828
Mercer Insurance Group, Inc.	14,786	271,323
*Meridian Interstate Bancorp, Inc.	3,096	32,849
Meta Financial Group, Inc.	1,251	15,988
*MetLife, Inc.	1,000,002	40,330,081
*Metro Bancorp, Inc.	1,530	15,468
*MetroCorp Bancshares, Inc.	2,250	7,290
*MF Global Holdings, Ltd.	111,753	875,026
#*MGIC Investment Corp.	30,175	266,144
MicroFinancial, Inc.	5,900	23,836
MidWestOne Financial Group, Inc.	541	7,958
MutualFirst Financial, Inc.	2,300	18,607
#*National Financial Partners Corp.	27,512	379,666
National Penn Bancshares, Inc.	56,814	368,723
National Western Life Insurance Co. Class A	900	144,009
*Navigators Group, Inc. (The)	9,585	440,622
Nelnet, Inc. Class A	7,100	159,537
*New Century Bancorp, Inc.	600	2,382
New Hampshire Thrift Bancshares, Inc.	3,667	43,014
New Westfield Financial, Inc.	13,363	112,917
New York Community Bancorp, Inc.	2,400	40,632
NewAlliance Bancshares, Inc.	169,860	2,189,495
*NewBridge Bancorp	6,172	24,379
*Newport Bancorp, Inc.	700	8,372
#*NewStar Financial, Inc.	52,589	400,202
*North Valley Bancorp	4,538	7,578
Northeast Community Bancorp, Inc.	18,190	108,776
#Northfield Bancorp, Inc.	183	2,077
Northrim Bancorp, Inc.	6,379	108,762
NYMAGIC, Inc.	11,434	293,511
NYSE Euronext, Inc.	256,231	7,850,918
*Ocwen Financial Corp.	2,100	18,123
#*Old Republic International Corp.	357,183	4,714,816
#Old Second Bancorp, Inc.	13,150	25,906
OneBeacon Insurance Group, Ltd.	14,500	204,160
#*Pacific Mercantile Bancorp	16,756	52,949
*Pacific Premier Bancorp, Inc.	200	1,048
Parkvale Financial Corp.	102	816
PartnerRe, Ltd.	52,224	4,142,408
#*Patriot National Bancorp	2,700	9,720
#*Penson Worldwide, Inc.	33,200	170,980
Peoples Bancorp of North Carolina	300	1,530
Peoples Bancorp, Inc.	19,292	254,269
#*PHH Corp.	92,304	1,778,698
*PICO Holdings, Inc.	3,895	119,732
#*Pinnacle Financial Partners, Inc.	27,599	314,905
*PNC Financial Services Group, Inc.	153,526	8,275,051
Porter Bancorp, Inc.	1,654	18,359
*Preferred Bank	9,798	16,853
Premier Financial Bancorp, Inc.	1,301	8,704
Presidential Life Corp.	29,727	284,487
#Princeton National Bancorp, Inc.	1,100	5,335
*ProAssurance Corp.	7,236	415,998
Prosperity Bancshares, Inc.	14,227	442,317
Protective Life Corp.	96,837	2,321,183
Provident Financial Holdings, Inc.	544	3,694

171

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Provident Financial Services, Inc.	97,245	$1,229,177
Provident New York Bancorp	79,163	702,176
*Prudential Financial, Inc.	501,027	26,344,000
Pulaski Financial Corp.	5,450	38,695
Radian Group, Inc.	217,050	1,647,410
Regions Financial Corp.	1,304,230	8,216,649
Reinsurance Group of America, Inc.	169,166	8,470,142
Renasant Corp.	50,363	823,435
Resource America, Inc.	21,502	132,667
*Riverview Bancorp, Inc.	15,319	33,395
Rome Bancorp, Inc.	12,761	139,095
#*Royal Bancshares of Pennsylvania, Inc. Class A	33	55
Safety Insurance Group, Inc.	19,758	917,957
Sanders Morris Harris Group, Inc.	55,286	320,659
Sandy Spring Bancorp, Inc.	28,531	496,439
Savannah Bancorp, Inc. (The)	2,998	24,104
SeaBright Holdings, Inc.	50,290	420,927
*Seacoast Banking Corp. of Florida	390	488
Selective Insurance Group, Inc.	82,800	1,400,976
SI Financial Group, Inc.	6,062	38,615
Simmons First National Corp.	4,711	128,092
Somerset Hills Bancorp	4,317	36,694
*Southcoast Financial Corp.	100	345
*Southern Community Financial Corp.	29,890	48,721
*Southern First Bancshares, Inc.	915	6,062
Southern Missouri Bancorp, Inc.	41	650
#Southwest Bancorp, Inc.	31,985	316,652
State Auto Financial Corp.	66,871	1,047,200
StellarOne Corp.	24,967	319,078
#Stewart Information Services Corp.	12,271	132,772
*Stratus Properties, Inc.	3,069	27,191
Student Loan Corp.	1,100	32,802
*Sun Bancorp, Inc.	23,158	91,474
*SunTrust Banks, Inc.	594,272	14,868,685
#*Superior Bancorp	5,362	4,493
Susquehanna Bancshares, Inc.	124,870	986,473
*Taylor Capital Group, Inc.	6,643	80,115
Teche Holding Co.	600	19,500
*Tennessee Commerce Bancorp, Inc.	693	2,890
TF Financial Corp.	600	13,350
Timberland Bancorp, Inc.	2,600	9,906
#TowneBank	6,871	99,630
Transatlantic Holdings, Inc.	91,903	4,834,098
Travelers Cos., Inc. (The)	450,950	24,892,440
*Tree.com, Inc.	5,129	37,955
Umpqua Holdings Corp.	92,268	1,014,948
Unico American Corp.	1,900	18,031
Union First Market Bankshares Corp.	17,096	219,855
*United Community Banks, Inc.	38,189	74,850
United Financial Bancorp, Inc.	16,165	218,874
United Fire & Casualty Co.	41,412	829,482
*United PanAm Financial Corp.	10,652	49,532
*United Security Bancshares	351	1,720
Unitrin, Inc.	90,527	2,199,806
*Unity Bancorp, Inc.	3,306	19,505
*Unum Group	530,100	11,884,842
Validus Holdings, Ltd.	74,341	2,108,311
*Virginia Commerce Bancorp, Inc.	36,793	195,371
VIST Financial Corp.	271	1,873
Washington Banking Co.	1,403	17,664
Washington Federal, Inc.	57,626	866,119

172

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*Waterstone Financial, Inc.	1,300	$4,862
Webster Financial Corp.	44,870	768,174
WesBanco, Inc.	34,885	579,440
Wesco Financial Corp.	12,304	4,471,274
*West Bancorporation, Inc.	18,338	120,481
*West Coast Bancorp	489	1,286
#*Western Alliance Bancorp	28,882	174,447
White Mountains Insurance Group, Ltd.	18,187	5,805,290
White River Capital, Inc.	300	5,772
Whitney Holding Corp.	61,531	509,477
Wilshire Bancorp, Inc.	5,112	34,302
Wintrust Financial Corp.	8,110	242,813
WR Berkley Corp.	21,887	602,330
WSB Holdings, Inc.	100	238
*Yadkin Valley Financial Corp.	16,710	38,934
*Zions Bancorporation	175,880	3,633,681
*ZipRealty, Inc.	10,228	33,139

Total Financials		584,137,721

Health Care — (5.6%)
*Accelrys, Inc.	18,866	136,778
*Aetna, Inc.	503,313	15,028,926
*Affymetrix, Inc.	8,578	38,429
*Albany Molecular Research, Inc.	35,737	228,717
#*Alere, Inc.	74,130	2,190,541
*Allied Healthcare International, Inc.	65,062	184,125
*Allied Healthcare Products, Inc.	1,000	3,700
*American Dental Partners, Inc.	25,798	300,805
*Amsurg Corp.	28,998	524,284
Analogic Corp.	8,599	392,372
*AngioDynamics, Inc.	47,752	679,033
*Anika Therapeutics, Inc.	17,185	111,359
*ARCA Biopharma, Inc.	240	934
Arrhythmia Research Technology, Inc.	1,200	6,660
#*Assisted Living Concepts, Inc.	17,742	572,179
*BioClinica, Inc.	9,550	38,486
*BioScrip, Inc.	37,700	212,251
*BMP Sunstone Corp.	8,109	79,793
*Boston Scientific Corp.	1,019,920	6,507,090
#*Brookdale Senior Living, Inc.	16,954	318,396
*Cambrex Corp.	21,451	97,173
Cantel Medical Corp.	8,807	163,106
*Capital Senior Living Corp.	45,270	269,809
Cardinal Health, Inc.	121,309	4,208,209
*CareFusion Corp.	207,163	5,000,915
*Celera Corp.	91,861	523,608
*Community Health Systems, Inc.	105,314	3,167,845
*CONMED Corp.	43,239	951,690
Cooper Cos., Inc.	65,164	3,215,192
*Coventry Health Care, Inc.	141,956	3,324,610
*Cross Country Healthcare, Inc.	35,618	260,011
*Cutera, Inc.	22,757	164,533
Daxor Corp.	545	4,960
*Digirad Corp.	26,648	51,164
#*Dynacq Healthcare, Inc.	909	1,991
*Five Star Quality Care, Inc.	28,899	156,922
*Gentiva Health Services, Inc.	28,510	663,713
*Greatbatch, Inc.	29,721	646,432
*Health Net, Inc.	103,073	2,771,633
*HealthSpring, Inc.	86,917	2,537,107
*Healthways, Inc.	20,167	211,350

173

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
Hill-Rom Holdings, Inc.	30,037	$1,163,934
*Hologic, Inc.	305,036	4,886,677
*Humana, Inc.	236,814	13,803,888
*IntegraMed America, Inc.	3,874	32,929
Invacare Corp.	26,628	718,956
*Kendle International, Inc.	11,329	103,207
Kewaunee Scientific Corp.	1,631	18,251
*Kindred Healthcare, Inc.	43,118	591,579
*King Pharmaceuticals, Inc.	426,520	6,030,993
*LCA-Vision, Inc.	15,957	111,061
*LeMaitre Vascular, Inc.	5,200	33,800
*LifePoint Hospitals, Inc.	82,208	2,788,495
*Martek Biosciences Corp.	20,816	456,911
*Maxygen, Inc.	7,628	48,895
*MedCath Corp.	30,240	299,678
*Medical Action Industries, Inc.	31,829	315,744
#*MediciNova, Inc.	623	3,246
Medicis Pharmaceutical Corp. Class A	600	17,850
*MEDTOX Scientific, Inc.	12,527	146,942
*Misonix, Inc.	4,083	9,391
*Molina Healthcare, Inc.	12,070	312,854
*Nighthawk Radiology Holdings, Inc.	7,885	50,543
*NovaMed, Inc.	10,734	126,124
Omnicare, Inc.	197,388	4,760,999
*Osteotech, Inc.	24,810	161,017
*Palomar Medical Technologies, Inc.	2,988	31,613
*PDI, Inc.	20,276	177,821
*Prospect Medical Holdings, Inc.	15,011	126,693
#*Psychiatric Solutions, Inc.	47,848	1,612,478
*Regeneration Technologies, Inc.	30,600	75,582
*Res-Care, Inc.	40,983	542,205
#*Sirona Dental Systems, Inc.	64	2,410
*Skilled Healthcare Group, Inc.	29,820	111,825
*SRI/Surgical Express, Inc.	2,127	6,626
*Sun Healthcare Group, Inc.	26,710	254,012
*SunLink Health Systems, Inc.	1,750	3,202
*Symmetry Medical, Inc.	47,751	422,596
Teleflex, Inc.	37,423	2,086,332
*Theragenics Corp.	21,383	26,087
*Thermo Fisher Scientific, Inc.	499,520	25,685,318
*TomoTherapy, Inc.	29,955	114,428
*Triple-S Management Corp.	17,739	299,257
Universal American Corp.	85,628	1,376,898
#*Viropharma, Inc.	103,779	1,697,824
*Vital Images, Inc.	20,078	267,037
*WellCare Health Plans, Inc.	14,767	410,227
*WellPoint, Inc.	501,340	27,242,816
Young Innovations, Inc.	2,745	76,229

Total Health Care		155,590,311

Industrials — (13.4%)
*A.T. Cross Co.	18,431	129,017
*AAR Corp.	15,400	339,416
#Aceto Corp.	24,445	180,160
Aircastle, Ltd.	54,200	499,182
Alamo Group, Inc.	25,037	600,888
*Alaska Air Group, Inc.	59,445	3,138,696
Albany International Corp.	20,836	425,054
Alexander & Baldwin, Inc.	66,838	2,301,232
*Allied Defense Group, Inc.	10,969	29,616
*Allied Motion Technologies, Inc.	262	1,258

174

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*Amerco, Inc.	30,877	$2,541,795
*American Railcar Industries, Inc.	21,641	333,488
*American Reprographics Co.	7,186	51,164
Ameron International Corp.	9,647	663,328
*AMREP Corp.	966	9,621
Apogee Enterprises, Inc.	25,200	264,348
Applied Industrial Technologies, Inc.	53,325	1,621,613
Arkansas Best Corp.	25,200	638,316
#*Armstrong World Industries, Inc.	91,332	3,813,111
*Atlas Air Worldwide Holdings, Inc.	37,246	1,946,476
Baldor Electric Co.	19,655	825,903
Barnes Group, Inc.	46,604	847,727
Barrett Business Services, Inc.	14,100	216,435
*BlueLinx Holdings, Inc.	26,407	83,182
Bowne & Co., Inc.	20,126	228,430
Briggs & Stratton Corp.	39,300	691,680
*BTU International, Inc.	1,600	11,488
*CAI International, Inc.	12,599	207,883
Cascade Corp.	10,500	371,595
*Casella Waste Systems, Inc.	3,836	18,911
CDI Corp.	45,330	649,579
*CECO Environmental Corp.	8,829	48,648
*Celadon Group, Inc.	28,818	373,769
*Ceradyne, Inc.	26,425	629,179
*Champion Industries, Inc.	686	761
*Chart Industries, Inc.	3,000	69,900
Chicago Rivet & Machine Co.	700	12,894
CIRCOR International, Inc.	7,534	264,293
*Columbus McKinnon Corp.	34,771	610,579
Comfort Systems USA, Inc.	2,600	29,770
CompX International, Inc.	700	8,134
*Consolidated Graphics, Inc.	23,312	1,085,174
Courier Corp.	7,144	105,731
*Covenant Transportation Group, Inc.	7,080	51,826
*CPI Aerostructures, Inc.	5,826	64,727
*CSX Corp.	562,627	34,573,429
Ducommun, Inc.	16,345	350,927
*Dycom Industries, Inc.	35,250	377,175
*Eagle Bulk Shipping, Inc.	19,733	101,230
#Eastern Co.	10,193	180,722
*Eaton Corp.	105,095	9,335,589
Ecology & Environment, Inc. Class A	900	12,132
Encore Wire Corp.	9,832	204,112
*EnerSys	51,339	1,353,296
Ennis, Inc.	48,483	874,633
*EnPro Industries, Inc.	2,531	88,939
Espey Manufacturing & Electronics Corp.	1,864	45,202
*Esterline Technologies Corp.	44,968	2,717,866
*ExpressJet Holdings, Inc.	10,860	73,088
Federal Signal Corp.	31,295	176,817
FedEx Corp.	164,882	14,463,449
*Flow International Corp.	23,633	62,391
*Franklin Covey Co.	7,294	61,124
*Frozen Food Express Industries	8,986	28,396
G & K Services, Inc. Class A	29,714	734,530
GATX Corp.	65,445	2,071,989
#*Genco Shipping & Trading, Ltd.	2,886	47,763
*Gencor Industries, Inc.	8,766	64,255
General Electric Co.	3,570,080	57,192,682
*GEO Group, Inc. (The)	11,440	293,436
#*Gibraltar Industries, Inc.	49,501	451,944

175

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*GP Strategies Corp.	19,900	$172,732
Great Lakes Dredge & Dock Corp.	79,907	494,624
*Greenbrier Cos., Inc.	20,425	371,735
*Griffon Corp.	72,870	859,137
#*H&E Equipment Services, Inc.	66,829	649,578
Hardinge, Inc.	20,285	161,874
*Herley Industries, Inc.	5,800	96,338
#*Hertz Global Holdings, Inc.	389,227	4,406,050
#*Hoku Corp.	400	1,120
Horizon Lines, Inc.	64,300	277,133
*Hudson Highland Group, Inc.	27,252	95,927
*Hurco Cos., Inc.	8,210	151,064
*Identive Group, Inc.	18,612	41,319
Insteel Industries, Inc.	6,767	58,129
*Interline Brands, Inc.	74,162	1,489,915
International Shipholding Corp.	9,397	262,834
Intersections, Inc.	34,178	332,210
#*JetBlue Airways Corp.	324,893	2,267,753
*Kadant, Inc.	6,383	125,490
*Kansas City Southern	61,464	2,693,352
KBR, Inc.	52,550	1,334,770
*Kelly Services, Inc. Class A	44,445	660,008
Kennametal, Inc.	16,600	566,724
*Key Technology, Inc.	3,199	47,985
Kimball International, Inc. Class B	25,521	155,168
*Korn/Ferry International	19,900	350,837
L.S. Starrett Co. Class A	4,097	47,771
*L-3 Communications Holdings, Inc.	98,670	7,122,987
*Ladish Co., Inc.	45,562	1,457,528
Lawson Products, Inc.	10,838	199,744
*Layne Christensen Co.	17,800	497,332
*LECG Corp.	20,503	17,633
*LGL Group, Inc.	400	10,384
*LMI Aerospace, Inc.	14,827	242,125
LSI Industries, Inc.	24,154	223,424
*Lydall, Inc.	14,201	105,513
*M&F Worldwide Corp.	25,779	692,940
Manpower, Inc.	33,874	1,853,924
Marten Transport, Ltd.	31,777	674,943
*Masco Corp.	21,520	229,403
McGrath Rentcorp.	13,590	343,963
*Metalico, Inc.	74,246	322,228
*MFRI, Inc.	8,800	76,472
Miller Industries, Inc.	20,010	269,335
#*Mobile Mini, Inc.	54,461	949,255
*Moog, Inc.	34,415	1,294,004
Mueller Industries, Inc.	24,187	711,098
Mueller Water Products, Inc.	136,335	411,732
NACCO Industries, Inc. Class A	9,434	936,419
National Technical Systems, Inc.	15,600	123,552
*Norfolk Southern Corp.	545,229	33,526,131
*Northrop Grumman Corp.	328,338	20,754,245
#*Northwest Pipe Co.	12,085	227,440
*Ocean Power Technologies, Inc.	8,500	55,590
*On Assignment, Inc.	57,765	326,372
*Owens Corning, Inc.	152,823	4,132,334
*P.A.M. Transportation Services, Inc.	20,590	226,078
*Park-Ohio Holdings Corp.	5,316	84,471
Pentair, Inc.	21,830	714,496
*PGT, Inc.	500	1,050
*Pike Electric Corp.	17,263	130,508

176

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*Pinnacle Airlines Corp.	13,732	$79,096
*Polypore International, Inc.	5,700	189,639
Portec Rail Products, Inc.	7,637	88,589
#*PowerSecure International, Inc.	17,790	167,404
Providence & Worcester Railroad Co.	1,200	15,624
*R. R. Donnelley & Sons Co.	68,112	1,256,666
*RCM Technologies, Inc.	19,013	96,016
#*Republic Airways Holdings, Inc.	48,800	453,352
Republic Services, Inc.	351,978	10,492,464
*Rush Enterprises, Inc. Class A	33,846	537,813
*Rush Enterprises, Inc. Class B	18,522	278,015
*Ryder System, Inc.	89,844	3,930,675
*Saia, Inc.	17,004	246,218
Schawk, Inc.	50,941	989,274
*School Specialty, Inc.	27,776	372,198
Seaboard Corp.	2,041	3,784,116
*SFN Group, Inc.	47,178	357,609
SIFCO Industries, Inc.	6,623	90,470
SkyWest, Inc.	92,800	1,406,848
*SL Industries, Inc.	300	4,557
*Southwest Airlines Co.	1,077,730	14,829,565
*Sparton Corp.	3,963	28,970
#SPX Corp.	4,924	330,203
Standex International Corp.	29,500	794,435
Steelcase, Inc. Class A	94,510	794,829
Superior Uniform Group, Inc.	8,978	94,628
*Supreme Industries, Inc.	1,365	3,140
*Sypris Solutions, Inc.	10,366	34,519
TAL International Group, Inc.	27,896	781,646
Technology Research Corp.	11,621	42,533
*Tecumseh Products Co. Class A	11,200	145,040
*Tecumseh Products Co. Class B	1,400	17,024
Textainer Group Holdings, Ltd.	200	5,196
Timken Co.	73,772	3,055,636
#Titan International, Inc.	25,647	389,065
*Titan Machinery, Inc.	13,585	264,092
Todd Shipyards Corp.	8,732	142,856
*TRC Cos., Inc.	29,513	71,421
Tredegar Industries, Inc.	40,177	775,014
*Trimas Corp.	6,336	100,299
Trinity Industries, Inc.	93,807	2,132,233
#Triumph Group, Inc.	36,256	3,030,639
*Tufco Technologies, Inc.	1,000	3,240
*Tutor Perini Corp.	40,371	937,011
Twin Disc, Inc.	10,658	216,997
*U.S. Home Systems, Inc.	4,314	13,330
UniFirst Corp.	14,500	667,435
*Union Pacific Corp.	660,982	57,954,902
*United Capital Corp.	300	8,112
*United Rentals, Inc.	22,200	417,138
#Universal Forest Products, Inc.	31,800	958,452
*URS Corp.	86,998	3,386,832
*USA Truck, Inc.	15,305	209,985
*Valpey Fisher Corp.	1,464	4,538
*Versar, Inc.	6,026	19,283
Viad Corp.	27,199	542,892
Virco Manufacturing Corp.	12,601	36,921
*Vishay Precision Group, Inc.	9,257	157,369
*Volt Information Sciences, Inc.	41,779	337,574
#Watts Water Technologies, Inc.	53,615	1,885,640
*WCA Waste Corp.	29,254	145,100

177

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CONTINUED

	Shares	Value†
Industrials — (Continued)
*WESCO International, Inc.	39,596	$1,695,501
*Willdan Group, Inc.	1,000	3,380
*Willis Lease Finance Corp.	7,300	89,571

Total Industrials		372,480,152

Information Technology — (5.3%)
*Actel Corp.	5,994	125,035
*ActivIdentity Corp.	63,497	205,095
Activision Blizzard, Inc.	982,162	11,265,398
*Adept Technology, Inc.	700	4,438
*ADPT Corp.	126,570	379,710
*Advanced Analogic Technologies, Inc.	22,228	83,577
*Agilysys, Inc.	21,014	126,084
*Amtech Systems, Inc.	10,600	177,444
*Anadigics, Inc.	400	2,708
*AOL, Inc.	51,712	1,379,676
*Arris Group, Inc.	108,150	1,006,876
*Arrow Electronics, Inc.	182,170	5,394,054
Astro-Med, Inc.	2,897	20,366
#*ATMI, Inc.	3,100	54,777
*Aviat Networks, Inc.	45,592	207,444
*Avid Technology, Inc.	47,121	594,667
AVX Corp.	284,361	4,077,737
*Aware, Inc.	22,140	62,878
*AXT, Inc.	30,000	247,500
Bel Fuse, Inc. Class A	4,174	97,672
Bel Fuse, Inc. Class B	20,997	478,942
*Benchmark Electronics, Inc.	93,903	1,542,826
Black Box Corp.	27,128	900,650
*Brooks Automation, Inc.	34,786	236,197
*Bsquare Corp.	5,200	19,500
*Cascade Microtech, Inc.	24,071	86,656
*Checkpoint Systems, Inc.	39,900	877,800
*Ciber, Inc.	42,600	156,342
Cohu, Inc.	41,402	594,119
*Comarco, Inc.	9,299	19,528
Communications Systems, Inc.	12,753	151,251
*Computer Sciences Corp.	225,553	11,063,375
*Concurrent Computer Corp.	13,740	87,799
*Convergys Corp.	197,364	2,234,160
*CoreLogic, Inc.	96,545	1,696,296
*CPI International, Inc.	19,865	280,494
*CSP, Inc.	2,414	11,056
CTS Corp.	28,690	291,203
*CyberOptics Corp.	9,134	69,418
*Datalink Corp.	5,600	23,632
*Dataram Corp.	11,134	27,167
DDi Corp.	30,020	308,606
*Digi International, Inc.	35,811	345,934
*DSP Group, Inc.	54,868	392,855
*Dynamics Research Corp.	16,586	187,422
*Edgewater Technology, Inc.	13,603	39,993
Electro Rent Corp.	44,177	656,470
#*Electro Scientific Industries, Inc.	38,559	448,056
*Electronics for Imaging, Inc.	73,756	1,009,720
*EMS Technologies, Inc.	10,708	191,031
#*Emulex Corp.	8,000	91,200
*EndWave Corp.	15,115	35,823
*Epicor Software Corp.	75,794	712,464
*ePlus, Inc.	6,954	146,243
*Euronet Worldwide, Inc.	19,297	348,504

178

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Exar Corp.	44,300	$294,595
*Fairchild Semiconductor International, Inc.	144,238	1,625,562
*Frequency Electronics, Inc.	16,953	101,718
*Gerber Scientific, Inc.	50,097	335,149
*Globecomm Systems, Inc.	41,466	371,121
*GSI Technology, Inc.	29,771	206,908
*GTSI Corp.	8,203	37,652
*Hackett Group, Inc.	54,740	213,486
*Henry Bros. Electronics, Inc.	8,085	56,110
*Hutchinson Technology, Inc.	24,300	82,863
*Hypercom Corp.	35,833	213,565
*I.D. Systems, Inc.	13,298	29,920
*IAC/InterActiveCorp	178,991	4,993,849
*Ikanos Communications, Inc.	3,682	4,197
*Imation Corp.	43,641	425,063
*InfoSpace, Inc.	65,156	549,917
*Ingram Micro, Inc.	277,679	4,903,811
*Insight Enterprises, Inc.	23,362	353,233
#*Integrated Silicon Solution, Inc.	34,977	262,677
*Internap Network Services Corp.	37,646	188,230
*International Rectifier Corp.	80,500	1,870,015
*Internet Brands, Inc.	39,954	528,991
*Internet Capital Group, Inc.	51,999	649,468
*Interphase Corp.	4,460	6,735
*Intevac, Inc.	12,540	126,654
*IntriCon Corp.	2,835	12,190
*INX, Inc.	500	2,770
*IXYS Corp.	13,922	142,561
Keithley Instruments, Inc.	3,742	80,752
*KEY Tronic Corp.	15,546	99,494
Keynote Systems, Inc.	18,330	223,443
*KVH Industries, Inc.	1,841	25,848
#*L-1 Identity Solutions, Inc.	111,378	1,313,147
*Lattice Semiconductor Corp.	131,578	639,469
*LoJack Corp.	2,101	10,274
*LookSmart, Ltd.	27,679	60,063
#*Loral Space & Communications, Inc.	30,476	1,695,380
Marchex, Inc.	38,553	247,510
*Measurement Specialties, Inc.	6,983	156,000
*Mentor Graphics Corp.	36,684	396,187
*Mercury Computer Systems, Inc.	4,566	72,325
Methode Electronics, Inc.	48,539	450,927
#*Micron Technology, Inc.	557,108	4,607,283
*Microtune, Inc.	18,577	53,688
*MKS Instruments, Inc.	61,200	1,263,780
*ModusLink Global Solutions, Inc.	68,955	457,172
*MoSys, Inc.	15,138	71,603
*Motorola, Inc.	1,624,811	13,242,210
*Nanometrics, Inc.	11,564	155,767
*Newport Corp.	8,439	122,619
*Nu Horizons Electronics Corp.	18,632	129,679
O.I. Corp.	400	4,996
*Occam Networks, Inc.	12,298	90,636
#*OmniVision Technologies, Inc.	36,897	1,001,016
*Oplink Communications, Inc.	23,684	413,996
*Opnext, Inc.	21,152	31,940
*Optelecom-NKF, Inc.	4,229	5,751
*Optical Cable Corp.	9,195	29,608
*Orbcomm, Inc.	17,126	40,075
*PAR Technology Corp.	23,205	145,031
*PC Connection, Inc.	47,339	398,594

179

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*PC Mall, Inc.	10,070	$62,635
*PC-Tel, Inc.	46,980	278,122
*PDF Solutions, Inc.	544	2,203
*Perceptron, Inc.	4,904	25,697
*Performance Technologies, Inc.	25,851	52,219
*Pericom Semiconductor Corp.	38,062	358,544
*Pervasive Software, Inc.	35,664	181,173
*Presstek, Inc.	7,000	12,950
—*Price Communications Liquidation Trust	47,738	—
Qualstar Corp.	12,400	20,088
*RadiSys Corp.	12,577	122,877
*RealNetworks, Inc.	165,056	495,168
*Reis, Inc.	15,919	109,841
Richardson Electronics, Ltd.	25,902	280,260
*Rofin-Sinar Technologies, Inc.	10,100	282,093
#*Rudolph Technologies, Inc.	45,105	334,679
*Sandisk Corp.	197,936	7,438,435
*SeaChange International, Inc.	30,686	246,715
Servidyne, Inc.	7,283	17,989
#*Sigma Designs, Inc.	6,772	77,269
*Silicon Image, Inc.	29,804	183,295
#*Skyworks Solutions, Inc.	33,004	756,122
*Smart Modular Technologies (WWH), Inc.	46,800	345,852
*Spectrum Control, Inc.	19,047	290,657
#*Standard Microsystems Corp.	20,851	503,343
*StarTek, Inc.	31,181	127,218
*Support.com, Inc.	58,408	331,173
Sycamore Networks, Inc.	47,495	1,448,123
*Symmetricom, Inc.	90,588	564,363
*SYNNEX Corp.	60,100	1,745,304
*Tech Data Corp.	85,452	3,673,581
*TechTarget, Inc.	19,428	101,803
*TechTeam Global, Inc.	19,182	140,220
*Tellabs, Inc.	223,051	1,521,208
*Telular Corp.	24,670	91,279
Tessco Technologies, Inc.	12,917	195,047
TheStreet.com, Inc.	36,282	111,023
*Tier Technologies, Inc.	3,839	21,921
*Tollgrade Communications, Inc.	19,226	152,847
*Triquint Semiconductor, Inc.	57,628	593,568
*TSR, Inc.	1,300	2,990
*TTM Technologies, Inc.	66,931	701,437
United Online, Inc.	51,420	317,776
*UTStarcom, Inc.	154,209	311,502
*Vicon Industries, Inc.	5,787	24,190
*Video Display Corp.	600	2,466
*Virtusa Corp.	39,100	557,566
*Vishay Intertechnology, Inc.	236,119	2,668,145
*Web.com Group, Inc.	26,373	163,513
*WPCS International, Inc.	9,161	30,323
Xerox Corp.	1,791,473	20,960,234
*Zoran Corp.	82,007	580,610
*Zygo Corp.	24,384	260,909

Total Information Technology		147,479,706

Materials — (3.3%)
A. Schulman, Inc.	25,754	558,862
*A.M. Castle & Co.	38,646	595,148
*Alcoa, Inc.	1,145,369	15,038,695
*American Pacific Corp.	7,647	46,035
Ashland, Inc.	112,560	5,811,473

180

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Materials — (Continued)
*Boise, Inc.	62,904	$456,054
*Brush Engineered Materials, Inc.	17,890	593,053
Buckeye Technologies, Inc.	37,822	682,687
Cabot Corp.	70,706	2,405,418
*Coeur d’Alene Mines Corp.	133,765	2,756,897
Commercial Metals Co.	51,008	707,991
*Continental Materials Corp.	100	1,784
*Core Molding Technologies, Inc.	2,488	11,918
Cytec Industries, Inc.	64,700	3,203,944
Dow Chemical Co. (The)	515,627	15,896,780
Friedman Industries, Inc.	17,453	118,157
*Graphic Packaging Holding Co.	95,669	350,149
Haynes International, Inc.	4,779	173,287
*Headwaters, Inc.	67,190	228,446
#*Hecla Mining Co.	9,000	62,010
*Horsehead Holding Corp.	43,538	475,870
Innophos Holdings, Inc.	18,600	682,992
*Innospec, Inc.	2,400	40,632
*International Paper Co.	493,615	12,478,587
Kaiser Aluminum Corp.	27,181	1,222,873
*KapStone Paper & Packaging Corp.	38,340	490,752
KMG Chemicals, Inc.	284	3,973
*Kronos Worldwide, Inc.	3,219	130,209
*Louisiana-Pacific Corp.	153,257	1,186,209
*MeadWestavco Corp.	188,451	4,848,844
Minerals Technologies, Inc.	4,300	252,281
*Mod-Pac Corp.	1,501	7,460
Myers Industries, Inc.	65,520	578,542
Neenah Paper, Inc.	13,947	214,086
NL Industries, Inc.	51,662	593,596
*Northern Technologies International Corp.	3,035	44,068
Olympic Steel, Inc.	5,500	123,310
#*OM Group, Inc.	42,299	1,407,288
P.H. Glatfelter Co.	50,000	622,000
*Penford Corp.	34,718	206,225
*PolyOne Corp.	117,993	1,524,470
Quaker Chemical Corp.	2,300	83,766
Reliance Steel & Aluminum Co.	94,901	3,971,607
RMX Holdings, Inc.	2,439	1,305
*Rock of Ages Corp.	1,200	6,288
*RTI International Metals, Inc.	50,032	1,555,995
Schnitzer Steel Industries, Inc. Class A	15,822	817,839
Schweitzer-Maudoit International, Inc.	8,100	519,858
*Spartech Corp.	32,120	271,735
#*Stillwater Mining Co.	2,109	37,540
Synalloy Corp.	5,144	48,199
#Temple-Inland, Inc.	122,582	2,539,899
Texas Industries, Inc.	46,594	1,592,117
*Titanium Metals Corp.	7,100	139,586
*Universal Stainless & Alloy Products, Inc.	8,188	236,961
Westlake Chemical Corp.	105,000	3,355,800
#Worthington Industries, Inc.	60,435	930,699
*Zoltek Cos., Inc.	34,022	326,611

Total Materials		93,268,860

Other — (0.0%)
•*Concord Camera Corp. Escrow Shares	—	—
•*ePresence, Inc. Escrow Shares	6,400	—
•*MAIR Holdings, Inc. Escrow Shares	1,415	—
•#*Pelican Financial, Inc. Escrow Shares	300	—

181

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Other — (Continued)
—*Petrocorp, Inc. Escrow Shares	900	$54

Total Other		54

Telecommunication Services — (5.0%)
*Arbinet Corp.	800	5,360
*AT&T, Inc.	4,065,906	115,878,321
*General Communications, Inc. Class A	47,997	501,569
*Sprint Nextel Corp.	3,820,377	15,739,953
*SureWest Communications	12,484	99,872
Telephone & Data Systems, Inc.	80,200	2,793,366
Telephone & Data Systems, Inc. Special Shares	67,452	2,012,093
*United States Cellular Corp.	33,568	1,559,569
*Xeta Corp.	18,366	66,852

Total Telecommunication Services		138,656,955

Utilities — (1.3%)
*AES Corp.	427,199	5,100,756
*Calpine Corp.	434,531	5,431,637
Maine & Maritimes Corp.	1,600	71,600
#*Mirant Corp.	172,860	1,834,045
*Public Service Enterprise Group, Inc.	655,441	21,203,516
Questar Corp.	95,191	1,615,391
*RRI Energy, Inc.	215,926	811,882
Unitil Corp.	8,487	184,338

Total Utilities		36,253,165

TOTAL COMMON STOCKS		2,658,032,330

RIGHTS/WARRANTS — (0.0%)
—*Lantronix, Inc. Warrants	33	—

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,057,730	9,057,730

	Shares/ Face Amount
	(000)

SECURITIES LENDING COLLATERAL — (4.2%)
§@DFA Short Term Investment Fund	115,534,176	115,534,176
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $541,436 FNMA 3.500%, 10/01/20, valued at $566,452) to be repurchased at $549,963	$550	549,952

TOTAL SECURITIES LENDING COLLATERAL		116,084,128

TOTAL INVESTMENTS — (100.0%) (Cost $2,486,204,226)		$2,783,174,188

182

THE TAX-MANAGED U.S. EQUITY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
COMMON STOCKS — (94.0%)
Consumer Discretionary — (11.3%)
*1-800-FLOWERS.COM, Inc.	1,200	$2,160
*99 Cents Only Stores	7,100	109,482
#Aaron’s, Inc.	7,350	138,621
*Abercrombie & Fitch Co.	8,850	379,311
*AC Moore Arts & Crafts, Inc.	1,068	2,403
Acme United Corp.	400	3,920
Advance Auto Parts, Inc.	10,000	649,800
*Aeropostale, Inc.	9,825	239,534
*AFC Enterprises, Inc.	2,300	29,233
*AH Belo Corp.	200	1,454
*Aldila, Inc.	700	2,975
*Alloy, Inc.	2,291	22,337
*Amazon.com, Inc.	36,900	6,093,666
Ambassadors Group, Inc.	1,423	15,781
*American Apparel, Inc.	532	516
#*American Axle & Manufacturing Holdings, Inc.	6,193	57,099
American Eagle Outfitters, Inc.	18,300	292,983
American Greetings Corp. Class A	3,222	62,410
#*American Public Education, Inc.	2,200	61,512
*America’s Car-Mart, Inc.	1,100	29,337
*Amerigon, Inc.	2,000	21,560
Ameristar Casinos, Inc.	5,810	103,883
*AnnTaylor Stores Corp.	4,625	107,763
*Apollo Group, Inc. Class A	14,010	525,095
Arbitron, Inc.	2,400	60,768
#*Arctic Cat, Inc.	2,500	33,275
*Asbury Automotive Group, Inc.	3,400	49,028
*Ascent Media Corp.	235	6,401
*Audiovox Corp. Class A	1,600	10,368
*AutoNation, Inc.	18,538	430,452
*Autozone, Inc.	3,600	855,468
*Ballantyne Strong, Inc.	2,600	21,892
*Bally Technologies, Inc.	6,300	227,304
#Barnes & Noble, Inc.	3,400	50,932
*Beasley Broadcast Group, Inc.	325	1,420
#*Beazer Homes USA, Inc.	3,400	13,804
bebe stores, Inc.	6,473	42,463
*Bed Bath & Beyond, Inc.	26,984	1,184,598
*Belo Corp.	6,100	35,319
*Benihana, Inc.	500	4,188
*Best Buy Co., Inc.	36,860	1,584,243
Big 5 Sporting Goods Corp.	2,146	29,014
*Big Lots, Inc.	8,052	252,591
*Biglari Holdings, Inc.	215	71,679
#*BJ’s Restaurants, Inc.	2,798	92,754
#*Blue Nile, Inc.	1,234	52,568
*Bluegreen Corp.	2,100	6,783
Blyth, Inc.	875	35,105
Bob Evans Farms, Inc.	3,500	100,450
*Bon-Ton Stores, Inc. (The)	2,096	24,062
Books-A-Million, Inc.	1,295	8,223
#*BorgWarner, Inc.	12,500	701,375
#*Boyd Gaming Corp.	5,900	49,029
Brinker International, Inc.	9,050	167,787
#*Brookfield Homes Corp.	2,400	20,016
Brown Shoe Co., Inc.	5,187	60,947
Brunswick Corp.	8,960	141,747
#Buckle, Inc.	3,825	111,269

183

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Buffalo Wild Wings, Inc.	1,800	$84,654
#*Build-A-Bear-Workshop, Inc.	2,400	16,872
#*Cabela’s, Inc.	4,700	87,138
Cablevision Systems Corp.	26,600	711,284
*Cache, Inc.	800	3,992
*California Pizza Kitchen, Inc.	2,415	39,872
Callaway Golf Co.	6,900	47,472
*Cambium Learning Group, Inc.	16,532	51,084
*Canterbury Park Holding Corp.	500	4,183
#*Capella Education Co.	1,400	76,762
*Career Education Corp.	9,659	169,419
*Caribou Coffee Co., Inc.	1,700	18,037
*CarMax, Inc.	21,994	681,594
*Carnival Corp.	48,132	2,077,858
*Carriage Services, Inc.	3,100	16,275
*Carrols Restaurant Group, Inc.	1,578	10,667
*Carter’s, Inc.	7,100	176,790
*Casual Male Retail Group, Inc.	4,200	18,522
Cato Corp. Class A	3,450	91,252
*Cavco Industries, Inc.	1,157	36,665
CBS Corp.	5,700	96,900
CBS Corp. Class B	64,197	1,086,855
*CEC Entertainment, Inc.	2,357	78,252
*Charming Shoppes, Inc.	13,860	48,371
#*Cheesecake Factory, Inc.	5,150	149,968
Cherokee, Inc.	542	10,016
Chico’s FAS, Inc.	18,200	176,904
*Children’s Place Retail Stores, Inc. (The)	2,340	103,100
*Chipotle Mexican Grill, Inc.	3,385	711,561
#Choice Hotels International, Inc.	3,800	144,514
Christopher & Banks Corp.	3,217	19,173
Churchill Downs, Inc.	1,444	52,316
Cinemark Holdings, Inc.	5,500	96,525
#*Citi Trends, Inc.	1,200	25,176
*CKX, Inc.	3,000	12,240
*Clear Channel Outdoor Holdings, Inc.	4,227	50,217
*Coach, Inc.	29,568	1,478,400
#*Coinstar, Inc.	2,900	166,982
*Coldwater Creek, Inc.	6,649	22,407
#*Collective Brands, Inc.	8,400	128,772
Collectors Universe, Inc.	700	11,872
Columbia Sportswear Co.	1,827	95,461
*Comcast Corp. Class A	213,068	4,384,939
Comcast Corp. Special Class A	77,263	1,493,494
#*Conn’s, Inc.	1,121	4,932
#Cooper Tire & Rubber Co.	6,434	126,171
*Core-Mark Holding Co., Inc.	1,317	43,461
#*Corinthian Colleges, Inc.	8,800	45,936
CPI Corp.	1,000	24,660
Cracker Barrel Old Country Store, Inc.	2,500	134,725
#*Crocs, Inc.	9,700	135,121
*Crown Media Holdings, Inc.	2,500	7,300
CSS Industries, Inc.	1,250	20,913
*Culp, Inc.	1,566	15,879
*Cumulus Media, Inc.	2,000	6,120
#*Dana Holding Corp.	11,700	165,555
*Darden Restaurants, Inc.	14,790	676,051
*Deckers Outdoor Corp.	4,200	244,020
*dELiA*s, Inc.	1,100	1,793
#*Destination Maternity Corp.	1,300	47,489
*DeVry, Inc.	6,500	311,090

184

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#*Dick’s Sporting Goods, Inc.	8,514	$245,373
#Dillard’s, Inc.	5,900	150,509
*DineEquity, Inc.	1,200	53,340
*DIRECTV Class A	90,389	3,928,306
#*Discovery Communications, Inc. Class A	13,981	623,692
*Discovery Communications, Inc. Class C	14,552	565,491
DISH Network Corp.	21,800	432,948
*Dolan Media Co.	2,800	29,960
#*Dollar Tree, Inc.	12,450	638,810
*Domino’s Pizza, Inc.	6,586	97,736
*Dorman Products, Inc.	1,189	43,387
Dover Downs Gaming & Entertainment, Inc.	2,000	6,960
*DR Horton, Inc.	29,700	310,068
#*DreamWorks Animation SKG, Inc.	7,680	271,104
#*Dress Barn, Inc. (The)	6,400	146,816
*Drew Industries, Inc.	2,900	61,103
#*drugstore.com, Inc.	5,100	8,160
#*DSW, Inc.	1,503	50,005
#*Eastman Kodak Co.	26,170	123,261
*Einstein Noah Restaurant Group, Inc.	1,130	12,498
*Empire Resorts, Inc.	938	807
#*Entercom Communications Corp.	2,510	20,958
*Entravision Communications Corp.	2,008	4,257
Ethan Allen Interiors, Inc.	3,275	49,682
#*EW Scripps Co. Class A (The)	3,400	29,716
#*Exide Technologies	9,000	53,010
*Expedia, Inc.	1,914	55,410
Family Dollar Stores, Inc.	13,612	628,466
*Famous Dave’s of America, Inc.	1,098	10,475
*Federal-Mogul Corp.	3,500	69,405
Finish Line, Inc. Class A	5,300	81,090
*Fisher Communications, Inc.	1,200	21,936
Foot Locker, Inc.	12,942	206,166
#*Ford Motor Co.	324,140	4,580,098
*Fortune Brands, Inc.	14,580	788,049
*Fossil, Inc.	6,950	409,980
Fred’s, Inc.	5,517	66,094
*Fuel Systems Solutions, Inc.	2,050	84,009
*Furniture Brands International, Inc.	4,400	22,044
Gaiam, Inc.	1,309	9,242
#*GameStop Corp. Class A	16,340	321,244
Gaming Partners International Corp.	800	4,320
Gannett Co., Inc.	22,900	271,365
*Gap, Inc.	44,861	852,808
#Garmin, Ltd.	14,855	487,838
*Gaylord Entertainment Co.	3,437	114,590
*Genesco, Inc.	2,400	78,624
Gentex Corp.	13,434	268,411
Genuine Parts Co.	15,730	752,838
*G-III Apparel Group, Ltd.	1,400	36,960
*Global Traffic Network, Inc.	2,700	17,199
*Goodyear Tire & Rubber Co.	23,460	239,761
*Great Wolf Resorts, Inc.	100	236
#*Group 1 Automotive, Inc.	2,780	98,023
#Guess?, Inc.	5,800	225,736
*Gymboree Corp.	2,600	169,156
#H&R Block, Inc.	33,820	398,738
*Hanesbrands, Inc.	8,675	215,140
Harley-Davidson, Inc.	24,000	736,320
*Harman International Industries, Inc.	6,800	228,140
Harte-Hanks, Inc.	4,200	50,736

185

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Hasbro, Inc.	14,100	$652,125
Haverty Furniture Cos., Inc.	1,700	18,173
*Helen of Troy, Ltd.	4,400	112,860
#*hhgregg, Inc.	2,516	57,969
*Hibbett Sporting Goods, Inc.	2,888	77,832
Hillenbrand, Inc.	6,205	133,345
#*Home Depot, Inc.	168,342	5,198,401
Hooker Furniture Corp.	1,300	13,741
Hot Topic, Inc.	6,106	34,987
#*Hovnanian Enterprises, Inc.	6,300	22,428
*HSN, Inc.	3,798	113,712
*Iconix Brand Group, Inc.	7,198	125,965
*International Game Technology	26,800	417,812
International Speedway Corp.	2,675	61,097
#*Interpublic Group of Cos., Inc. (The)	50,516	522,841
*Interval Leisure Group, Inc.	4,310	61,848
*iRobot Corp.	2,385	49,799
#*Isle of Capri Casinos, Inc.	4,000	32,160
#*ITT Educational Services, Inc.	3,400	219,402
*J. Alexander’s Corp.	800	3,552
#*J. Crew Group, Inc.	5,783	184,998
*J.C. Penney Co., Inc.	24,170	753,621
*Jack in the Box, Inc.	6,300	145,908
#*JAKKS Pacific, Inc.	2,600	49,010
Jarden Corp.	7,825	250,870
*Jo-Ann Stores, Inc.	2,773	119,932
Johnson Controls, Inc.	68,851	2,418,047
*Johnson Outdoors, Inc. Class A	1,187	16,950
Jones Group, Inc. (The)	9,866	142,662
*Jos. A. Bank Clothiers, Inc.	3,300	143,880
*Journal Communications, Inc.	2,631	12,129
*K12, Inc.	1,700	47,447
KB Home	9,900	104,049
*Kenneth Cole Productions, Inc. Class A	1,100	14,795
*Kid Brands, Inc.	1,700	16,592
#*Kirkland’s, Inc.	1,700	22,865
*Knology, Inc.	3,600	52,380
*Kohl’s Corp.	29,660	1,518,592
*Kona Grill, Inc.	1,120	3,752
*Krispy Kreme Doughnuts, Inc.	6,700	37,520
*K-Swiss, Inc. Class A	2,837	34,498
*Lakeland Industries, Inc.	1,000	9,740
#*Lamar Advertising Co. Class A	5,415	184,056
#*Las Vegas Sands Corp.	65,800	3,018,904
#*La-Z-Boy, Inc.	6,000	46,620
*Leapfrog Enterprises, Inc.	3,100	17,329
*Lear Corp.	4,200	371,280
Learning Tree International, Inc.	1,342	13,017
#Leggett & Platt, Inc.	14,897	303,601
*Lennar Corp. Class A	15,500	224,905
Lennar Corp. Class B Voting	556	6,628
*Libbey, Inc.	1,600	21,264
#*Liberty Global, Inc. Class A	13,437	507,784
*Liberty Global, Inc. Class B	95	3,662
#*Liberty Global, Inc. Class C	11,626	420,745
*Liberty Media Corp. Capital Class A	10,116	582,075
*Liberty Media Corp. Interactive Class A	58,700	866,412
*Liberty Media Corp. Interactive Class B	400	5,972
*Liberty Media-Starz Corp. Series A	5,255	344,308
*Liberty Media-Starz Corp. Series B	227	14,982
#*Life Time Fitness, Inc.	3,100	112,003

186

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Lifetime Brands, Inc.	300	$3,852
*Limited Brands, Inc.	31,260	918,731
*LIN TV Corp. Class A	2,800	11,648
#*Lincoln Educational Services Corp.	2,164	26,963
#*Live Nation Entertainment, Inc.	15,286	145,064
#*LKQ Corp.	13,389	291,077
*Lowe’s Cos., Inc.	145,940	3,112,900
*Luby’s, Inc.	1,849	9,374
#*Lumber Liquidators Holdings, Inc.	2,400	57,792
*M/I Homes, Inc.	2,200	23,276
Mac-Gray Corp.	1,591	19,331
Macy’s, Inc.	41,400	978,696
*Madison Square Garden, Inc.	6,507	135,281
*Maidenform Brands, Inc.	2,442	65,348
Marcus Corp.	2,400	30,768
*Marine Products Corp.	2,017	12,526
*MarineMax, Inc.	1,700	12,716
#*Marriott International, Inc. Class A	33,172	1,229,023
#*Martha Stewart Living Omnimedia Class A	3,500	15,260
*Mattel, Inc.	37,165	867,059
Matthews International Corp. Class A	3,400	112,268
*McClatchy Co. (The)	4,300	11,868
*McCormick & Schmick’s Seafood Restaurants, Inc.	2,212	19,753
*McDonald’s Corp.	109,625	8,525,536
*McGraw-Hill Cos., Inc.	25,200	948,780
MDC Holdings, Inc.	4,445	114,459
*Media General, Inc.	800	4,408
*Mediacom Communications Corp. Class A	5,481	37,819
Men’s Wearhouse, Inc. (The)	5,635	137,719
#*Meredith Corp.	3,900	132,405
*Meritage Homes Corp.	3,900	71,409
*MGM Resorts International	30,400	332,272
*Midas, Inc.	1,456	10,716
*Modine Manufacturing Co.	3,900	52,728
#*Mohawk Industries, Inc.	5,948	341,058
*Monarch Casino & Resort, Inc.	2,372	27,397
Monro Muffler Brake, Inc.	1,688	80,585
*Morgans Hotel Group Co.	2,500	20,175
#*Morningstar, Inc.	2,000	97,640
*Morton’s Restaurant Group, Inc.	1,090	6,104
*Movado Group, Inc.	2,362	26,549
*Multimedia Games, Inc.	2,364	9,267
*Nathan’s Famous, Inc.	1,109	17,777
National CineMedia, Inc.	5,600	103,712
National Presto Industries, Inc.	737	82,492
#*Netflix, Inc.	6,500	1,127,750
*New Frontier Media, Inc.	200	348
*New York & Co., Inc.	5,059	15,784
*New York Times Co. Class A (The)	12,700	97,409
*Newell Rubbermaid, Inc.	28,884	509,803
*News Corp. Class A	177,884	2,572,203
News Corp. Class B	48,863	785,717
#*Nexstar Broadcasting Group, Inc.	600	3,396
*NIKE, Inc. Class B	38,200	3,111,008
#*Nordstrom, Inc.	19,280	742,473
#Nutri/System, Inc.	3,600	68,832
#*NVR, Inc.	500	313,705
*O’Charley’s, Inc.	1,700	12,750
*Office Depot, Inc.	26,000	116,740
*OfficeMax, Inc.	7,500	132,750
Omnicom Group, Inc.	30,400	1,336,384

187

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Orbitz Worldwide, Inc.	3,586	$24,385
*O’Reilly Automotive, Inc.	14,158	828,243
*Orient-Express Hotels, Ltd.	6,600	83,556
*Outdoor Channel Holdings, Inc.	2,723	14,377
*Overstock.com, Inc.	1,030	13,812
Oxford Industries, Inc.	1,200	27,636
P.F. Chang’s China Bistro, Inc.	2,500	114,800
#*Pacific Sunwear of California, Inc.	6,200	36,952
*Palm Harbor Homes, Inc.	1,500	1,935
*Panera Bread Co.	3,000	268,530
*Papa John’s International, Inc.	2,800	72,324
#*Peet’s Coffee & Tea, Inc.	1,500	57,375
*Penn National Gaming, Inc.	7,000	232,820
*Penske Automotive Group, Inc.	3,600	48,420
Pep Boys - Manny, Moe & Jack (The)	1,624	18,985
*Perry Ellis International, Inc.	969	21,783
PetMed Express, Inc.	2,200	33,990
PetSmart, Inc.	13,200	494,076
Phillips-Van Heusen Corp.	6,891	422,694
*Pier 1 Imports, Inc.	5,800	50,344
*Pinnacle Entertainment, Inc.	5,100	65,280
#*Playboy Enterprises, Inc. Class B	900	4,365
Polaris Industries, Inc.	3,497	248,602
Polo Ralph Lauren Corp.	6,800	658,784
Pool Corp.	4,300	86,602
#*Pre-Paid Legal Services, Inc.	700	42,126
*Priceline.com, Inc.	4,700	1,771,007
Primedia, Inc.	4,956	18,189
*Princeton Review, Inc.	5,159	8,203
#*Pulte Group, Inc.	36,437	286,030
*Quiksilver, Inc.	2,800	11,676
*RadioShack Corp.	11,260	226,664
*RC2 Corp.	1,400	29,540
*Red Lion Hotels Corp.	2,034	16,008
#*Red Robin Gourmet Burgers, Inc.	1,300	26,390
Regal Entertainment Group	8,860	119,610
Regis Corp.	3,900	79,755
Rent-A-Center, Inc.	6,980	175,477
*Rentrak Corp.	1,137	30,870
*Retail Ventures, Inc.	4,157	56,494
RG Barry Corp.	1,300	13,442
*Ross Stores, Inc.	12,000	707,880
#*Royal Caribbean Cruises, Ltd.	15,900	628,686
*Ruby Tuesday, Inc.	5,500	66,550
*Ruth’s Hospitality Group, Inc.	2,684	12,239
Ryland Group, Inc. (The)	3,100	46,438
*Saga Communications, Inc.	507	10,338
#*Saks, Inc.	8,910	99,257
*Salem Communications Corp.	400	1,284
#*Sally Beauty Holdings, Inc.	18,750	228,188
Scholastic Corp.	2,600	76,570
*Scientific Games Corp.	6,970	55,063
*Scripps Networks Interactive, Inc.	9,555	486,254
*Sealy Corp.	1,956	5,144
#*Sears Holdings Corp.	6,833	491,839
#*Select Comfort Corp.	5,200	43,212
Service Corp. International	26,000	215,280
*Shiloh Industries, Inc.	3,192	32,175
*Shoe Carnival, Inc.	1,463	33,503
*Shuffle Master, Inc.	6,626	62,351
*Shutterfly, Inc.	3,000	90,300

188

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Signet Jewelers, Ltd. ADR	8,049	$283,164
*Sinclair Broadcast Group, Inc. Class A	3,800	30,362
#*Skechers U.S.A., Inc. Class A	3,800	73,872
Skyline Corp.	800	14,264
#*Smith & Wesson Holding Corp.	4,800	18,000
*Snap-On, Inc.	6,470	329,970
#*Sonic Automotive, Inc.	2,501	27,311
*Sonic Corp.	4,163	36,967
Sotheby’s Class A	6,300	276,192
Spartan Motors, Inc.	3,375	17,145
*Spectrum Group International, Inc.	531	897
Speedway Motorsports, Inc.	3,237	49,526
Stage Stores, Inc.	3,250	43,322
Standard Motor Products, Inc.	1,900	20,197
*Stanley Black & Decker, Inc.	13,893	860,949
*Stanley Furniture, Inc.	1,979	7,639
Staples, Inc.	71,350	1,460,534
*Starbucks Corp.	73,930	2,105,526
*Starwood Hotels & Resorts Worldwide, Inc.	18,500	1,001,590
#*Stein Mart, Inc.	3,036	28,508
*Steinway Musical Instruments, Inc.	900	15,309
*Steven Madden, Ltd.	2,475	104,692
Stewart Enterprises, Inc.	8,882	49,384
*Stoneridge, Inc.	3,400	37,400
#Strayer Education, Inc.	1,200	167,796
Sturm Ruger & Co., Inc.	1,500	23,490
Superior Industries International, Inc.	2,200	39,490
#Systemax, Inc.	2,866	37,115
#*Talbots, Inc.	2,094	20,479
*Tandy Brands Accessories, Inc.	700	2,296
Tandy Leather Factory, Inc.	663	2,984
*Target Corp.	71,030	3,689,298
#*Tempur-Pedic International, Inc.	7,700	265,650
*Tenneco, Inc.	5,600	182,672
#*Texas Roadhouse, Inc.	5,500	84,480
Thor Industries, Inc.	4,161	131,030
#Tiffany & Co.	12,600	667,800
*Timberland Co. Class A	4,602	96,550
*Time Warner Cable, Inc.	37,404	2,164,569
*Time Warner, Inc.	117,386	3,816,219
*TJX Cos., Inc. (The)	41,421	1,900,810
*Toll Brothers, Inc.	14,960	268,382
Tractor Supply Co.	7,002	277,279
*True Religion Apparel, Inc.	2,500	51,125
*TRW Automotive Holdings Corp.	10,900	498,021
#*Tuesday Morning Corp.	5,600	26,824
Tupperware Corp.	6,100	273,341
*Ulta Salon Cosmetics & Fragrance, Inc.	5,300	162,657
#*Under Armour, Inc. Class A	3,200	149,376
*Unifi, Inc.	5,300	25,069
*Universal Electronics, Inc.	1,700	35,802
Universal Technical Institute, Inc.	2,300	44,505
#*Urban Outfitters, Inc.	13,650	420,010
V.F. Corp.	8,950	744,998
*Vail Resorts, Inc.	3,700	150,072
*Valassis Communications, Inc.	4,390	144,870
Value Line, Inc.	400	6,852
*Valuevision Media, Inc. Class A	500	1,185
#Viacom, Inc. Class A	4,900	209,573
*Viacom, Inc. Class B	56,500	2,180,335
#*Volcom, Inc.	1,626	27,918

189

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CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*WABCO Holdings, Inc.	6,243	$289,800
Walt Disney Co. (The)	196,592	7,098,937
*Warnaco Group, Inc.	4,285	227,576
*Warner Music Group Corp.	874	4,545
*Washington Post Co.	500	201,075
Weight Watchers International, Inc.	3,800	127,262
Wendy’s/Arby’s Group, Inc.	33,225	152,835
*West Marine, Inc.	2,681	26,301
*Wet Seal, Inc. (The)	11,405	39,918
*Whirlpool Corp.	7,700	583,891
Wiley (John) & Sons, Inc. Class A	5,300	228,748
Williams Controls, Inc.	600	5,700
Williams-Sonoma, Inc.	10,760	348,301
Winmark Corp.	300	9,876
#*WMS Industries, Inc.	5,790	252,618
Wolverine World Wide, Inc.	5,800	168,896
#World Wrestling Entertainment, Inc.	3,100	42,904
*Wyndham Worldwide Corp.	18,900	543,375
*Wynn Resorts, Ltd.	11,860	1,271,036
*Yum! Brands, Inc.	47,417	2,349,987
*Zumiez, Inc.	2,100	55,062

Total Consumer Discretionary		154,606,237

Consumer Staples — (9.6%)
Alberto-Culver Co.	10,350	385,952
Alico, Inc.	496	12,698
*Alliance One International, Inc.	11,189	49,455
Altria Group, Inc.	213,900	5,437,338
Andersons, Inc. (The)	500	19,685
*Archer-Daniels-Midland Co.	65,490	2,182,127
*Avon Products, Inc.	42,300	1,288,035
B&G Foods, Inc.	4,970	60,883
*BJ’s Wholesale Club, Inc.	5,300	221,169
*Boston Beer Co., Inc. Class A	1,000	71,590
Brown-Forman Corp. Class A	7,570	460,256
#*Brown-Forman Corp. Class B	9,019	548,445
Bunge, Ltd.	11,297	678,611
Calavo Growers, Inc.	1,261	27,654
Cal-Maine Foods, Inc.	2,100	60,837
#*Campbell Soup Co.	21,173	767,521
Casey’s General Stores, Inc.	5,660	234,664
*Central European Distribution Corp.	4,775	119,232
*Central Garden & Pet Co.	2,800	28,980
*Central Garden & Pet Co. Class A	7,529	78,678
#*Chiquita Brands International, Inc.	4,900	65,023
Church & Dwight Co., Inc.	6,550	431,318
*Clorox Co.	14,071	936,425
Coca-Cola Co. (The)	218,236	13,382,232
*Coca-Cola Enterprises, Inc.	48,544	1,165,541
*Colgate-Palmolive Co.	47,820	3,687,878
*ConAgra, Inc.	43,779	984,590
*Constellation Brands, Inc. Class A	21,012	414,567
Corn Products International, Inc.	8,033	341,804
*Costco Wholesale Corp.	45,150	2,834,066
*CVS Caremark Corp.	139,947	4,215,204
*Darling International, Inc.	8,700	87,087
*Dean Foods Co.	16,650	173,160
Del Monte Foods Co.	22,025	315,838
Diamond Foods, Inc.	2,435	107,627
Dr Pepper Snapple Group, Inc.	25,420	929,101
*Elizabeth Arden, Inc.	1,900	38,855

190

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CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
*Energizer Holdings, Inc.	6,400	$478,592
*Estee Lauder Cos., Inc.	11,600	825,572
Farmer Brothers Co.	1,899	31,163
Flowers Foods, Inc.	9,918	252,711
*Fresh Del Monte Produce, Inc.	5,939	131,430
*General Mills, Inc.	63,707	2,391,561
#*Green Mountain Coffee, Inc.	12,558	414,288
H.J. Heinz Co.	31,300	1,537,143
#*Hain Celestial Group, Inc.	4,000	98,920
*Hansen Natural Corp.	8,524	436,514
Herbalife, Ltd.	6,200	395,932
*Hershey Co. (The)	16,880	835,391
*Hormel Foods Corp.	8,600	394,912
*HQ Sustainable Maritime Industries, Inc.	1,600	5,296
Imperial Sugar Co.	1,726	21,920
Ingles Markets, Inc.	1,610	29,560
Inter Parfums, Inc.	3,152	55,128
J & J Snack Foods Corp.	1,952	83,682
*J.M. Smucker Co.	12,176	782,673
*John B. Sanfilippo & Son, Inc.	1,596	21,418
#*Kellogg Co.	33,591	1,688,284
Kimberly-Clark Corp.	40,410	2,559,569
Kraft Foods, Inc.	171,372	5,530,174
*Kroger Co. (The)	60,800	1,337,600
#Lancaster Colony Corp.	1,900	94,772
Lance, Inc.	2,800	63,672
#*Lifeway Foods, Inc.	315	3,125
*Lorillard, Inc.	15,908	1,357,589
*Mannatech, Inc.	2,370	4,432
*McCormick & Co., Inc. Non-Voting	12,314	544,525
#McCormick & Co., Inc. Voting	607	27,018
Mead Johnson Nutrition Co.	20,800	1,223,456
#*Medifast, Inc.	2,100	50,148
*Molson Coors Brewing Co.	16,605	784,254
Nash-Finch Co.	1,300	54,470
National Beverage Corp.	3,061	43,772
*Natural Alternatives International, Inc.	1,000	6,860
Nu Skin Enterprises, Inc. Class A	6,010	183,906
*Nutraceutical International Corp.	1,559	25,334
Oil-Dri Corp. of America	641	14,096
*Omega Protein Corp.	2,100	11,865
*Overhill Farms, Inc.	2,000	10,400
*Pantry, Inc.	3,100	60,295
*PepsiCo, Inc.	160,129	10,456,424
Philip Morris International, Inc.	177,143	10,362,866
*Prestige Brands Holdings, Inc.	4,300	46,225
PriceSmart, Inc.	2,772	81,303
*Procter & Gamble Co. (The)	296,827	18,869,292
*Ralcorp Holdings, Inc.	5,695	353,432
*Reddy Ice Holdings, Inc.	900	3,141
Reliv’ International, Inc.	1,707	3,346
*Revlon, Inc.	2,500	28,550
Reynolds American, Inc.	25,946	1,683,895
#Rocky Mountain Chocolate Factory, Inc.	950	9,120
Ruddick Corp.	5,200	181,480
Safeway, Inc.	39,700	909,130
Sanderson Farms, Inc.	2,350	98,653
*Sara Lee Corp.	66,853	958,003
*Smart Balance, Inc.	8,197	29,181
*Smithfield Foods, Inc.	15,600	261,300
Spartan Stores, Inc.	2,074	31,006

191

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CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
*Spectrum Brands Holdings, Inc.	1,735	$49,187
#*SUPERVALU, Inc.	20,097	216,847
*Susser Holdings Corp.	2,046	27,969
Sysco Corp.	57,731	1,700,755
Tasty Baking Co.	935	5,909
Tootsie Roll Industries, Inc.	2,581	67,751
#*TreeHouse Foods, Inc.	3,830	178,861
#*Tyson Foods, Inc. Class A	29,240	454,682
*United Natural Foods, Inc.	4,776	170,790
United-Guardian, Inc.	600	8,040
Universal Corp.	2,600	107,744
*USANA Health Sciences, Inc.	955	41,944
#Vector Group, Ltd.	8,183	153,022
*Walgreen Co.	97,825	3,314,311
*Wal-Mart Stores, Inc.	214,602	11,624,990
WD-40 Co.	1,600	59,024
Weis Markets, Inc.	1,930	75,193
*Whole Foods Market, Inc.	14,783	587,624
*Winn-Dixie Stores, Inc.	7,429	49,774

Total Consumer Staples		131,008,312

Energy — (9.9%)
Adams Resources & Energy, Inc.	500	9,800
*Allis-Chalmers Energy, Inc.	1,800	9,252
Alon USA Energy, Inc.	1,957	11,096
*Alpha Natural Resources, Inc.	11,028	498,135
*American Oil & Gas, Inc.	3,800	32,832
*Anadarko Petroleum Corp.	50,050	3,081,579
*Apache Corp.	37,225	3,760,470
*Approach Resources, Inc.	1,476	22,804
Arch Coal, Inc.	15,000	368,850
*Atlas Energy, Inc.	7,038	204,947
#*ATP Oil & Gas Corp.	4,679	67,190
*Atwood Oceanics, Inc.	6,200	201,562
*Baker Hughes, Inc.	44,294	2,052,141
*Basic Energy Services, Inc.	4,350	48,111
Berry Petroleum Corp. Class A	4,900	167,629
*Bill Barrett Corp.	4,720	178,180
*BioFuel Energy Corp.	804	1,817
*Bolt Technology Corp.	1,050	11,666
#*BPZ Resources, Inc.	10,000	37,200
*Brigham Exploration Co.	11,200	236,208
*Bristow Group, Inc.	3,356	130,146
*Bronco Drilling Co., Inc.	3,500	14,770
*Cabot Oil & Gas Corp.	10,500	304,290
*Cal Dive International, Inc.	9,937	50,281
*Callon Petroleum Co.	3,700	18,241
*Cameron International Corp.	24,659	1,078,831
CARBO Ceramics, Inc.	2,250	188,483
*Carrizo Oil & Gas, Inc.	3,100	73,222
Chesapeake Energy Corp.	66,338	1,439,535
*Chevron Corp.	203,714	16,828,814
Cimarex Energy Co.	8,533	654,908
*Clayton Williams Energy, Inc.	1,100	65,692
*Complete Production Services, Inc.	4,400	103,092
#*Comstock Resources, Inc.	5,500	122,925
*Concho Resources, Inc.	9,500	652,365
*ConocoPhillips	149,755	8,895,447
*Consol Energy, Inc.	18,500	680,060
*Contango Oil & Gas Co.	1,700	89,403
*Continental Resources, Inc.	4,476	212,744

192

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CONTINUED

	Shares	Value†
Energy — (Continued)
*CREDO Petroleum Corp.	1,576	$12,608
*Crosstex Energy, Inc.	5,400	43,794
*CVR Energy, Inc.	5,771	54,940
*Dawson Geophysical Co.	600	14,904
Delek US Holdings, Inc.	2,094	15,391
*Denbury Resources, Inc.	38,370	653,057
Devon Energy Corp.	42,384	2,755,808
DHT Holdings, Inc.	900	3,870
#*Diamond Offshore Drilling, Inc.	6,800	449,888
*Double Eagle Petroleum Co.	267	1,137
*Dresser-Rand Group, Inc.	8,200	280,604
*Dril-Quip, Inc.	3,000	207,300
*El Paso Corp.	74,383	986,319
*Energy Partners, Ltd.	1,061	11,851
*ENGlobal Corp.	3,900	11,271
*EOG Resources, Inc.	25,800	2,469,576
*Evolution Petroleum Corp.	4,053	24,075
#EXCO Resources, Inc.	19,250	285,478
*Exterran Holdings, Inc.	6,100	153,537
*Exxon Mobil Corp.	519,047	34,501,054
*FMC Technologies, Inc.	12,382	892,742
*Forest Oil Corp.	10,889	334,619
Frontier Oil Corp.	9,600	127,200
#General Maritime Corp.	3,300	12,672
#*Geokinetics, Inc.	900	6,138
#*GeoResources, Inc.	2,107	36,240
*Global Industries, Ltd.	11,300	65,427
*GMX Resources, Inc.	1,700	7,616
#*Goodrich Petroleum Corp.	2,870	39,147
*Gran Tierra Energy, Inc.	15,400	114,884
*Green Plains Renewable Energy, Inc.	200	2,224
Gulf Island Fabrication, Inc.	1,100	25,124
*Gulfmark Offshore, Inc.	2,800	82,908
*Gulfport Energy Corp.	4,900	81,634
*Halliburton Co.	87,623	2,791,669
*Harvest Natural Resources, Inc.	4,500	56,160
*Helix Energy Solutions Group, Inc.	10,266	130,276
*Helmerich & Payne, Inc.	11,191	478,751
#*Hercules Offshore, Inc.	9,300	21,948
Hess Corp.	30,200	1,903,506
*HKN, Inc.	866	3,187
Holly Corp.	4,500	147,285
#*Hornbeck Offshore Services, Inc.	2,700	60,048
*International Coal Group, Inc.	11,582	65,091
#*ION Geophysical Corp.	9,600	46,944
*James River Coal Co.	2,490	43,102
*Key Energy Services, Inc.	13,200	130,020
*Kodiak Oil & Gas Corp.	8,200	33,784
*L&L Energy, Inc.	2,600	21,242
Lufkin Industries, Inc.	3,400	166,090
*Marathon Oil Corp.	71,765	2,552,681
#*Mariner Energy, Inc.	9,953	248,029
Massey Energy Co.	8,900	374,423
*Matrix Service Co.	2,900	26,332
*Mitcham Industries, Inc.	1,600	13,920
*Murphy Oil Corp.	19,224	1,252,636
*Nabors Industries, Ltd.	27,857	582,211
National-Oilwell, Inc.	42,315	2,274,854
*Natural Gas Services Group, Inc.	1,600	25,200
*Newfield Exploration Co.	13,600	810,832
*Newpark Resources, Inc.	9,500	55,860

193

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CONTINUED

	Shares	Value†
Energy — (Continued)
*Noble Energy, Inc.	16,842	$1,372,286
*Northern Oil & Gas, Inc.	3,400	66,912
Occidental Petroleum Corp.	83,088	6,533,209
*Oceaneering International, Inc.	5,600	346,472
*Oil States International, Inc.	5,000	255,600
Overseas Shipholding Group, Inc.	2,700	90,261
*OYO Geospace Corp.	300	18,183
Panhandle Oil & Gas, Inc.	600	14,820
*Parker Drilling Co.	11,381	48,142
#*Patriot Coal Corp.	7,492	101,067
Patterson-UTI Energy, Inc.	14,800	287,268
*Peabody Energy Corp.	27,423	1,450,677
Penn Virginia Corp.	3,900	57,798
*Petrohawk Energy Corp.	30,604	520,574
*Petroleum Development Corp.	1,200	37,452
*PetroQuest Energy, Inc.	5,400	30,132
*PHI, Inc. Non-Voting	1,795	31,359
*Pioneer Drilling Co.	4,800	29,568
Pioneer Natural Resources Co.	11,907	831,109
*Plains Exploration & Production Co.	12,593	350,967
*Pride International, Inc.	17,306	524,718
*QEP Resources, Inc.	18,500	611,055
*Quicksilver Resources, Inc.	13,400	200,598
Range Resources Corp.	16,400	613,196
*Rex Energy Corp.	4,000	49,280
*Rosetta Resources, Inc.	5,600	133,896
*Rowan Cos., Inc.	10,981	361,275
RPC, Inc.	10,300	226,703
#*SandRidge Energy, Inc.	39,458	215,835
*Schlumberger, Ltd.	121,266	8,475,281
*SEACOR Holdings, Inc.	2,000	189,500
#*Seahawk Drilling, Inc.	1,319	13,296
SM Energy Co.	7,000	291,760
Southern Union Co.	13,148	330,410
*Southwestern Energy Co.	33,040	1,118,404
*Spectra Energy Corp.	59,562	1,415,789
*Sunoco, Inc.	12,087	452,900
*Superior Energy Services, Inc.	8,200	226,484
*Swift Energy Corp.	3,230	102,876
*T-3 Energy Services, Inc.	700	23,429
Teekay Corp.	6,477	205,969
*Tesoro Petroleum Corp.	13,900	180,144
*Tetra Technologies, Inc.	8,150	79,544
*TGC Industries, Inc.	1,588	5,876
Tidewater, Inc.	5,500	253,715
*Ultra Petroleum Corp.	13,109	539,435
*Union Drilling, Inc.	1,000	4,570
*Unit Corp.	4,200	164,766
#*Uranium Energy Corp.	2,421	9,369
*USEC, Inc.	15,699	84,304
*VAALCO Energy, Inc.	7,100	41,748
*Valero Energy Corp.	54,502	978,311
*Venoco, Inc.	5,701	88,251
W&T Offshore, Inc.	4,700	51,136
*Western Refining, Inc.	2,700	17,955
*Westmoreland Coal Co.	837	8,889
*Whiting Petroleum Corp.	5,250	527,310
*Willbros Group, Inc.	4,500	39,870
*Williams Cos., Inc. (The)	60,700	1,306,264
World Fuel Services Corp.	6,150	173,614

Total Energy		134,497,417

194

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CONTINUED

	Shares	Value†
Financials — (12.1%)
1st Source Corp.	1,990	$35,163
Abington Bancorp, Inc.	3,523	37,837
Advance America Cash Advance Centers, Inc.	5,900	29,441
*Affiliated Managers Group, Inc.	4,550	389,526
*Affirmative Insurance Holdings, Inc.	1,600	5,920
*Aflac, Inc.	48,213	2,694,625
*Allegheny Corp.	676	203,124
Allied World Assurance Co. Holdings, Ltd.	5,300	303,213
*Allstate Corp. (The)	51,367	1,566,180
*Alterra Capital Holdings, Ltd.	7,800	157,560
*American Capital, Ltd.	23,501	164,037
American Equity Investment Life Holding Co.	3,790	41,122
*American Express Co.	111,405	4,618,851
American Financial Group, Inc.	7,950	243,111
American National Insurance Co.	1,312	102,913
*American River Bankshares	882	5,107
*American Safety Insurance Holdings, Ltd.	1,000	18,570
*Ameriprise Financial, Inc.	26,340	1,361,515
*Ameris Bancorp	1,951	18,086
*AMERISAFE, Inc.	2,988	57,041
*AmeriServe Financial, Inc.	100	160
AmTrust Financial Services, Inc.	3,100	46,407
*AON Corp.	24,735	983,216
*Arch Capital Group, Ltd.	5,170	446,636
Argo Group International Holdings, Ltd.	4,180	145,004
Arrow Financial Corp.	1,374	33,512
Aspen Insurance Holdings, Ltd.	7,690	218,165
*Asset Acceptance Capital Corp.	2,117	12,236
Associated Banc-Corp.	13,242	167,776
*Assurant, Inc.	12,600	498,204
Assured Guaranty, Ltd.	16,300	310,515
Asta Funding, Inc.	400	3,292
Astoria Financial Corp.	7,820	97,124
*Atlantic Coast Federal Corp.	699	1,181
*Avatar Holdings, Inc.	1,000	18,240
Axis Capital Holdings, Ltd.	13,240	450,292
*B of I Holding, Inc.	900	11,574
BancFirst Corp.	1,400	57,540
*Bancorp, Inc.	1,500	11,235
BancorpSouth, Inc.	9,703	127,983
#*BancTrust Financial Group, Inc.	2,903	8,477
Bank Mutual Corp.	6,120	29,498
*Bank of America Corp.	924,879	10,580,616
Bank of Hawaii Corp.	4,800	207,312
*Bank of New York Mellon Corp. (The)	124,338	3,115,910
Bank of the Ozarks, Inc.	1,900	72,219
BankFinancial Corp.	2,730	24,980
Banner Corp.	400	664
*BB&T Corp.	70,375	1,647,479
*Beneficial Mutual Bancorp, Inc.	5,032	36,935
*Berkshire Hathaway, Inc.	62,164	4,945,768
Berkshire Hills Bancorp, Inc.	1,568	30,325
BGC Partners, Inc. Class A	4,100	28,454
BlackRock, Inc.	3,772	644,974
BOK Financial Corp.	3,569	164,995
Boston Private Financial Holdings, Inc.	7,520	42,939
Brookline Bancorp, Inc.	6,300	61,362
Brooklyn Federal Bancorp, Inc.	100	175
Brown & Brown, Inc.	14,995	334,239
*Cadence Financial Corp.	103	256
Camden National Corp.	900	30,816

195

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Capital City Bank Group, Inc.	1,069	$12,775
*Capital One Financial Corp.	46,401	1,729,365
Capital Southwest Corp.	344	33,241
CapitalSource, Inc.	18,676	114,110
Capitol Federal Financial	2,789	65,263
Cardinal Financial Corp.	2,805	28,022
*Cardtronics, Inc.	3,500	59,325
Cash America International, Inc.	2,635	92,831
Cathay General Bancorp	4,048	55,053
*CB Richard Ellis Group, Inc.	28,965	531,508
Center Bancorp, Inc.	1,915	14,535
*Center Financial Corp.	2,700	14,094
CenterState Banks of Florida, Inc.	1,000	7,400
*Central Jersey Bancorp	1,260	9,412
*Charles Schwab Corp. (The)	101,334	1,560,544
Chemical Financial Corp.	3,399	68,932
Chubb Corp.	33,207	1,926,670
Cincinnati Financial Corp.	14,709	433,033
*CIT Group, Inc.	8,242	357,126
*Citigroup, Inc.	1,913,088	7,977,577
*Citizens Community Bancorp, Inc.	600	2,565
#*Citizens, Inc.	6,415	44,392
City Holding Co.	1,500	47,550
City National Corp.	5,000	257,850
Clifton Savings Bancorp, Inc.	2,926	24,549
CME Group, Inc.	6,800	1,969,620
*CNA Financial Corp.	26,036	721,718
*CNA Surety Corp.	2,602	50,089
*CNO Financial Group, Inc.	15,100	82,144
CoBiz Financial, Inc.	3,100	15,004
Cohen & Steers, Inc.	3,434	86,090
Columbia Banking System, Inc.	2,213	40,299
Comerica, Inc.	16,300	583,214
#Commerce Bancshares, Inc.	7,932	292,215
Community Bank System, Inc.	3,381	79,014
Community Trust Bancorp, Inc.	1,590	43,423
*CompuCredit Holdings Corp.	3,479	19,587
Consolidated-Tokoma Land Co.	681	17,890
*Credit Acceptance Corp.	2,374	139,615
Cullen Frost Bankers, Inc.	5,320	278,981
#CVB Financial Corp.	9,813	74,677
Danvers Bancorp, Inc.	2,435	36,598
Delphi Financial Group, Inc. Class A	4,900	132,643
Diamond Hill Investment Group, Inc.	293	22,438
Dime Community Bancshares, Inc.	2,700	39,393
*Discover Financial Services	52,600	928,390
*Dollar Financial Corp.	2,000	50,040
Donegal Group, Inc. Class A	2,168	30,027
Duff & Phelps Corp.	2,200	30,668
East West Bancorp, Inc.	14,046	247,631
Eastern Insurance Holdings, Inc.	1,500	16,695
Eaton Vance Corp.	12,070	347,254
*eHealth, Inc.	2,800	37,828
EMC Insurance Group, Inc.	1,000	21,140
Employers Holdings, Inc.	3,900	63,141
#*Encore Bancshares, Inc.	300	2,313
*Encore Capital Group, Inc.	1,209	24,567
Endurance Specialty Holdings, Ltd.	4,900	202,860
*Enstar Group, Ltd.	1,100	88,209
Enterprise Financial Services Corp.	1,766	17,430
Epoch Holding Corp.	89	1,186

196

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Erie Indemnity Co.	5,200	$297,336
ESSA Bancorp, Inc.	2,588	32,738
Evercore Partners, Inc. Class A	1,600	48,576
Everest Re Group, Ltd.	5,800	488,824
*EzCorp, Inc.	1,200	25,776
F.N.B. Corp.	8,209	69,776
FBL Financial Group, Inc. Class A	2,100	54,936
Federal Agricultural Mortgage Corp.	1,781	20,962
*Federated Investors, Inc.	9,762	243,171
Fidelity National Financial, Inc.	22,699	303,940
#*Fidelity Southern Corp.	1,045	7,181
Fifth Third Bancorp	77,100	968,376
Financial Institutions, Inc.	600	10,830
*First Acceptance Corp.	3,783	7,036
First American Financial Corp.	9,349	131,260
First Bancorp	1,500	20,085
#First Busey Corp.	2,279	10,575
*First Cash Financial Services, Inc.	3,522	102,385
First Citizens BancShares, Inc.	100	18,678
First Commonwealth Financial Corp.	1,850	10,767
First Community Bancshares, Inc.	1,100	14,806
First Defiance Financial Corp.	1,538	17,133
First Financial Bancorp	4,812	81,034
First Financial Bankshares, Inc.	2,390	112,951
#First Financial Corp.	1,300	37,999
First Financial Holdings, Inc.	1,825	19,071
First Financial Northwest, Inc.	3,660	13,981
#*First Horizon National Corp.	23,406	236,167
*First Marblehead Corp. (The)	700	1,561
First Merchants Corp.	1,745	14,518
First Mercury Financial Corp.	2,596	42,315
First Midwest Bancorp, Inc.	5,100	54,621
First Niagara Financial Group, Inc.	17,879	211,866
*First Place Financial Corp.	1,829	6,054
First Security Group, Inc.	728	1,201
First South Bancorp, Inc.	1,685	16,917
FirstMerit Corp.	9,666	166,062
Flagstone Reinsurance Holdings SA	3,394	36,995
Flushing Financial Corp.	1,928	25,353
#*Forest City Enterprises, Inc. Class A	12,804	186,810
*Forest City Enterprises, Inc. Class B	3,286	47,450
*FPIC Insurance Group, Inc.	1,300	46,046
Franklin Resources, Inc.	17,965	2,060,586
Fulton Financial Corp.	18,759	175,209
*GAINSCO, Inc.	93	1,079
Gallagher (Arthur J.) & Co.	11,325	318,912
GAMCO Investors, Inc.	367	15,722
*Genworth Financial, Inc.	47,300	536,382
German American Bancorp, Inc.	1,900	32,110
GFI Group, Inc.	6,300	30,177
Glacier Bancorp, Inc.	5,234	68,042
*Gleacher & Co., Inc.	7,074	15,916
*Global Indemnity P.L.C.	1,026	17,319
*Goldman Sachs Group, Inc. (The)	50,300	8,095,785
Great Southern Bancorp, Inc.	1,583	35,602
#*Greene Bancshares, Inc.	700	2,702
#Greenhill & Co., Inc.	2,800	217,476
*Greenlight Capital Re, Ltd.	3,500	99,960
*Guaranty Bancorp	207	339
*Hallmark Financial Services, Inc.	2,534	22,654
Hampden Bancorp, Inc.	504	5,136

197

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#*Hampton Roads Bankshares, Inc.	364	$306
Hancock Holding Co.	3,700	116,254
Hanover Insurance Group, Inc.	5,130	232,132
Harleysville Group, Inc.	1,936	66,463
*Harris & Harris Group, Inc.	3,600	15,012
*Hartford Financial Services Group, Inc.	42,424	1,017,328
HCC Insurance Holdings, Inc.	12,425	329,014
Heartland Financial USA, Inc.	2,089	32,275
*Heritage Commerce Corp.	841	3,162
*Heritage Financial Corp.	905	12,227
#Heritage Financial Group	1,759	14,512
*HFF, Inc.	1,500	14,745
*Hilltop Holdings, Inc.	7,200	71,928
Home Bancshares, Inc.	2,952	60,723
Home Federal Bancorp, Inc.	2,521	30,353
HopFed Bancorp, Inc.	204	1,840
Horace Mann Educators Corp.	2,800	52,332
*Hudson City Bancorp, Inc.	51,466	599,579
Huntington Bancshares, Inc.	69,800	395,766
IBERIABANK Corp.	1,925	100,196
Independence Holding Co.	2,400	20,304
Independent Bank Corp.	1,972	46,322
Infinity Property & Casualty Corp.	800	41,400
*Interactive Brokers Group, Inc.	4,380	81,994
*IntercontinentalExchange, Inc.	6,837	785,366
#*International Assets Holding Corp.	1,415	31,201
International Bancshares Corp.	6,326	108,364
#*Intervest Bancshares Corp.	254	584
*Invesco, Ltd.	43,768	1,006,664
*Investment Technology Group, Inc.	3,824	54,454
*Investors Bancorp, Inc.	3,800	45,600
#*Janus Capital Group, Inc.	17,800	187,968
#Jefferies Group, Inc.	12,873	308,051
JMP Group, Inc.	2,391	15,900
Jones Lang LaSalle, Inc.	4,000	312,240
*JPMorgan Chase & Co.	406,172	15,284,252
KBW, Inc.	3,585	90,700
Kearny Financial Corp.	7,564	66,034
*KeyCorp	83,358	682,702
#K-Fed Bancorp	1,091	8,215
*Knight Capital Group, Inc.	9,475	123,459
Lakeland Bancorp, Inc.	2,574	23,861
Lakeland Financial Corp.	1,700	32,283
Legacy Bancorp, Inc.	1,200	9,192
*Legg Mason, Inc.	15,974	495,673
*Leucadia National Corp.	22,000	559,240
*Lincoln National Corp.	29,250	716,040
LNB Bancorp, Inc.	634	3,056
*Loews Corp.	34,955	1,380,023
*Louisiana Bancorp, Inc.	200	2,894
#*M&T Bank Corp.	10,386	776,354
#*Macatawa Bank Corp.	443	833
MainSource Financial Group, Inc.	1,600	13,232
*Markel Corp.	1,093	366,177
*Market Leader, Inc.	900	1,755
MarketAxess Holdings, Inc.	3,416	62,069
*Marlin Business Services Corp.	2,500	30,425
*Marsh & McLennan Cos., Inc.	53,387	1,333,607
*Marshall & Ilsley Corp.	47,032	277,959
MB Financial, Inc.	3,900	58,071
#*MBIA, Inc.	25,900	290,339

198

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
MCG Capital Corp.	4,800	$30,384
Meadowbrook Insurance Group, Inc.	7,513	64,837
Medallion Financial Corp.	3,100	24,893
Mercer Insurance Group, Inc.	916	16,809
Merchants Bancshares, Inc.	894	23,074
Mercury General Corp.	3,136	133,217
*Meridian Interstate Bancorp, Inc.	2,501	26,536
*MetLife, Inc.	88,046	3,550,895
*Metro Bancorp, Inc.	200	2,022
*MF Global Holdings, Ltd.	12,100	94,743
#*MGIC Investment Corp.	15,500	136,710
MidSouth Bancorp, Inc.	900	12,366
Montpelier Re Holdings, Ltd.	8,700	159,384
*Moody’s Corp.	20,870	564,742
*Morgan Stanley	133,543	3,321,214
*MSCI, Inc.	11,576	415,000
*Nara Bancorp, Inc.	106	831
*NASDAQ OMX Group, Inc. (The)	14,630	307,523
#*National Financial Partners Corp.	3,900	53,820
National Interstate Corp.	991	21,277
National Penn Bancshares, Inc.	10,344	67,133
*Navigators Group, Inc. (The)	1,900	87,343
NBT Bancorp, Inc.	3,984	87,847
Nelnet, Inc. Class A	2,640	59,321
New England Bancshares, Inc.	1,000	7,240
New Westfield Financial, Inc.	4,099	34,637
New York Community Bancorp, Inc.	37,375	632,759
NewAlliance Bancshares, Inc.	10,400	134,056
#*NewStar Financial, Inc.	3,503	26,658
Northeast Community Bancorp, Inc.	1,726	10,321
Northern Trust Corp.	22,800	1,131,564
Northfield Bancorp, Inc.	3,609	40,962
Northrim Bancorp, Inc.	600	10,230
Northwest Bancshares, Inc.	10,509	119,172
NYMAGIC, Inc.	100	2,567
NYSE Euronext, Inc.	24,523	751,385
OceanFirst Financial Corp.	300	3,582
*Ocwen Financial Corp.	8,900	76,807
Old National Bancorp	6,203	58,680
#*Old Republic International Corp.	29,960	395,472
OneBeacon Insurance Group, Ltd.	3,200	45,056
*optionsXpress Holdings, Inc.	4,545	72,584
Oriental Financial Group, Inc.	3,500	46,305
Oritani Financial Corp.	6,231	66,111
Pacific Continental Corp.	1,300	10,803
#*Pacific Mercantile Bancorp	1,425	4,503
PacWest Bancorp	2,792	48,665
Park National Corp.	1,200	78,420
PartnerRe, Ltd.	6,800	539,376
*Patriot National Bancorp	200	720
Peapack-Gladstone Financial Corp.	1,228	14,896
*Penson Worldwide, Inc.	2,800	14,420
Peoples Bancorp, Inc.	1,197	15,776
*People’s United Financial, Inc.	40,200	494,862
#*PHH Corp.	7,358	141,789
*PICO Holdings, Inc.	1,800	55,332
*Pinnacle Financial Partners, Inc.	2,100	23,961
*Piper Jaffray Cos., Inc.	1,704	52,773
Platinum Underwriters Holdings, Ltd.	4,187	180,250
*PNC Financial Services Group, Inc.	55,734	3,004,063
*Popular, Inc.	73,712	201,234

199

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#*Portfolio Recovery Associates, Inc.	2,000	$134,100
*Preferred Bank	1,269	2,183
Presidential Life Corp.	2,200	21,054
*Primus Guaranty, Ltd.	1,290	6,411
*Principal Financial Group, Inc.	31,700	850,828
PrivateBancorp, Inc.	3,982	46,948
*ProAssurance Corp.	3,400	195,466
*Progressive Corp.	66,336	1,403,670
Prosperity Bancshares, Inc.	4,800	149,232
Protective Life Corp.	7,400	177,378
Provident Financial Services, Inc.	5,262	66,512
Provident New York Bancorp	3,935	34,903
*Prudential Financial, Inc.	47,290	2,486,508
QC Holdings, Inc.	1,352	5,097
Radian Group, Inc.	8,700	66,033
Raymond James Financial, Inc.	10,375	292,782
Regions Financial Corp.	117,704	741,535
Reinsurance Group of America, Inc.	7,190	360,003
RenaissanceRe Holdings, Ltd.	5,500	331,430
Renasant Corp.	2,122	34,695
Republic Bancorp, Inc. Class A	805	16,454
*Republic First Bancorp, Inc.	500	1,085
Resource America, Inc.	2,228	13,747
*Riverview Bancorp, Inc.	1,205	2,627
RLI Corp.	1,944	111,624
Rockville Financial, Inc.	2,463	27,857
*Rodman & Renshaw Capital Group, Inc.	2,800	8,036
Roma Financial Corp.	2,603	25,796
Rome Bancorp, Inc.	497	5,417
S&T Bancorp, Inc.	2,951	57,840
S.Y. Bancorp, Inc.	2,030	49,735
Safety Insurance Group, Inc.	2,200	102,212
Sanders Morris Harris Group, Inc.	3,300	19,140
Sandy Spring Bancorp, Inc.	1,969	34,261
SCBT Financial Corp.	933	28,484
SeaBright Holdings, Inc.	2,360	19,753
SEI Investments Co.	12,078	267,528
Selective Insurance Group, Inc.	5,100	86,292
SI Financial Group, Inc.	1,500	9,555
*Signature Bank	4,006	169,213
Simmons First National Corp.	1,469	39,942
*SLM Corp.	44,968	535,119
*Smithtown Bancorp, Inc.	1,563	5,830
Somerset Hills Bancorp	992	8,432
*Southern Community Financial Corp.	900	1,467
Southside Bancshares, Inc.	1,883	35,419
Southwest Bancorp, Inc.	1,600	15,840
#*St. Joe Co. (The)	9,102	183,769
StanCorp Financial Group, Inc.	4,400	188,760
State Auto Financial Corp.	3,166	49,580
State Bancorp, Inc.	2,047	18,791
State Street Corp.	51,040	2,131,430
StellarOne Corp.	2,851	36,436
Sterling Bancorp	2,599	24,405
Sterling Bancshares, Inc.	8,000	43,120
#Stewart Information Services Corp.	500	5,410
#*Stifel Financial Corp.	3,441	163,069
Suffolk Bancorp	900	23,310
*Sun Bancorp, Inc.	2,137	8,441
*SunTrust Banks, Inc.	51,557	1,289,956
Susquehanna Bancshares, Inc.	7,567	59,779

200

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*SVB Financial Group	3,891	$168,636
SWS Group, Inc.	1,770	12,160
Synovus Financial Corp.	65,676	141,860
T. Rowe Price Group, Inc.	26,425	1,460,510
#*Taylor Capital Group, Inc.	730	8,804
TCF Financial Corp.	12,086	159,052
*TD Ameritrade Holding Corp.	23,498	401,581
*Tejon Ranch Co.	1,465	32,611
*Tennessee Commerce Bancorp, Inc.	700	2,919
#*Texas Capital Bancshares, Inc.	4,203	76,284
TFS Financial Corp.	11,420	99,925
*Thomas Properties Group, Inc.	4,298	16,075
Tompkins Financial Corp.	934	36,052
Torchmark Corp.	8,400	481,152
#Tower Group, Inc.	4,921	119,482
#TowneBank	1,400	20,300
*TradeStation Group, Inc.	5,240	28,768
Transatlantic Holdings, Inc.	6,479	340,795
Travelers Cos., Inc. (The)	50,240	2,773,248
*Tree.com, Inc.	721	5,335
TriCo Bancshares	1,628	25,381
#Trustco Bank Corp.	7,300	39,347
Trustmark Corp.	7,848	173,362
U.S. Bancorp	203,215	4,913,739
UMB Financial Corp.	2,600	96,356
Umpqua Holdings Corp.	8,173	89,903
Union First Market Bankshares Corp.	2,179	28,022
#United Bankshares, Inc.	3,563	95,203
*United Community Banks, Inc.	4,124	8,083
*United Community Financial Corp.	563	799
United Financial Bancorp, Inc.	2,642	35,773
United Fire & Casualty Co.	2,765	55,383
*United Security Bancshares	1,972	9,663
Unitrin, Inc.	5,200	126,360
Universal Insurance Holdings, Inc.	3,536	16,089
Univest Corp. of Pennsylvania	1,893	35,702
*Unum Group	35,400	793,668
Validus Holdings, Ltd.	7,655	217,096
Valley National Bancorp	15,906	212,186
ViewPoint Financial Group	3,532	33,907
*Virginia Commerce Bancorp, Inc.	2,610	13,859
*Virtus Investment Partners, Inc.	205	7,534
Waddell & Reed Financial, Inc.	9,300	270,351
Washington Banking Co.	1,539	19,376
Washington Federal, Inc.	9,178	137,945
Washington Trust Bancorp, Inc.	1,700	34,153
*Waterstone Financial, Inc.	2,561	9,578
Webster Financial Corp.	5,208	89,161
*Wells Fargo & Co.	508,428	13,259,802
WesBanco, Inc.	2,465	40,944
Wesco Financial Corp.	797	289,630
*West Bancorporation, Inc.	2,033	13,357
*West Coast Bancorp	8,700	22,881
Westamerica Bancorporation	3,200	160,064
*Western Alliance Bancorp	966	5,835
Westwood Holdings Group, Inc.	900	32,427
White Mountains Insurance Group, Ltd.	700	223,440
Whitney Holding Corp.	4,600	38,088
#Wilmington Trust Corp.	6,599	46,919
Wilshire Bancorp, Inc.	2,428	16,292
#Wintrust Financial Corp.	2,250	67,365

201

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#*World Acceptance Corp.	1,700	$73,355
WR Berkley Corp.	13,631	375,125
*Yadkin Valley Financial Corp.	671	1,563
*Zions Bancorporation	16,264	336,014
*ZipRealty, Inc.	3,257	10,553

Total Financials		165,048,434

Health Care — (11.0%)
*A.D.A.M., Inc.	575	4,169
*Abaxis, Inc.	2,463	59,137
*Abbott Laboratories	153,600	7,882,752
#*ABIOMED, Inc.	4,543	46,838
*Accelrys, Inc.	6,626	48,039
*Accuray, Inc.	4,698	30,913
*Acorda Therapeutics, Inc.	1,015	27,446
*Adolor Corp.	778	965
*Aetna, Inc.	42,798	1,277,948
#*Affymax, Inc.	2,611	13,238
*Affymetrix, Inc.	8,729	39,106
*Air Methods Corp.	1,457	59,591
*Albany Molecular Research, Inc.	3,400	21,760
#*Alere, Inc.	8,565	253,096
*Alexion Pharmaceuticals, Inc.	8,800	601,040
#*Align Technology, Inc.	6,100	103,883
#*Alkermes, Inc.	7,971	92,224
*Allergan, Inc.	30,470	2,206,333
#*Alliance HealthCare Services, Inc.	5,000	19,700
*Allscripts Healthcare Solutions, Inc.	14,160	270,314
*Almost Family, Inc.	812	28,038
#*Alnylam Pharmaceuticals, Inc.	3,400	44,676
*Alphatec Holdings, Inc.	7,600	16,568
*AMAG Pharmaceuticals, Inc.	2,000	31,820
#*Amedisys, Inc.	2,934	74,700
America Services Group, Inc.	1,200	18,360
*American Caresource Holding, Inc.	200	306
*American Dental Partners, Inc.	1,985	23,145
#*American Medical Systems Holdings, Inc.	7,100	143,420
*AMERIGROUP Corp.	6,000	250,380
*AmerisourceBergen Corp.	28,020	919,616
*Amgen, Inc.	98,171	5,614,400
*Amicus Therapeutics, Inc.	1,205	4,977
*AMN Healthcare Services, Inc.	6,328	33,538
*Amsurg Corp.	3,550	64,184
*Amylin Pharmaceuticals, Inc.	12,980	169,129
*Anadys Pharmaceuticals, Inc.	4,700	6,815
Analogic Corp.	1,441	65,753
*AngioDynamics, Inc.	3,150	44,793
*Anika Therapeutics, Inc.	1,888	12,234
*Ardea Biosciences, Inc.	2,042	43,535
#*Ariad Pharmaceuticals, Inc.	13,000	47,840
*Arqule, Inc.	4,156	22,941
*Array BioPharma, Inc.	5,200	16,848
*Assisted Living Concepts, Inc.	915	29,509
#*athenahealth, Inc.	2,700	107,919
*AtriCure, Inc.	1,383	10,912
#*AVANIR Pharmaceuticals, Inc.	1,000	2,430
*Bard (C.R.), Inc.	9,700	806,264
Baxter International, Inc.	59,065	3,006,409
#Beckman Coulter, Inc.	6,800	362,032
*Becton Dickinson & Co.	23,600	1,782,272
*BioClinica, Inc.	2,162	8,713

202

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CONTINUED

	Shares	Value†
Health Care — (Continued)
#*Biodel, Inc.	1,734	$6,260
*Biogen Idec, Inc.	26,200	1,643,002
#*BioMarin Pharmaceutical, Inc.	10,300	269,448
*BioMimetic Therapeutics, Inc.	658	7,462
*Bio-Rad Laboratories, Inc. Class A	2,213	200,542
*Bio-Reference Labs, Inc.	2,800	60,368
*BioScrip, Inc.	2,900	16,327
*BMP Sunstone Corp.	3,063	30,140
*Boston Scientific Corp.	76,211	486,226
*Bovie Medical Corp.	2,540	4,648
Bristol-Myers Squibb Co.	165,250	4,445,225
#*Brookdale Senior Living, Inc.	10,600	199,068
*Bruker BioSciences Corp.	14,810	222,002
#*BSD Medical Corp.	410	1,948
*Caliper Life Sciences, Inc.	1,000	4,500
*Cambrex Corp.	3,827	17,336
Cantel Medical Corp.	1,444	26,743
*Capital Senior Living Corp.	3,849	22,940
*Caraco Pharmaceutical Laboratories, Ltd.	2,649	13,669
Cardinal Health, Inc.	34,692	1,203,465
*CareFusion Corp.	19,917	480,796
#*CAS Medical Systems, Inc.	1,900	6,042
*Catalyst Health Solutions, Inc.	3,800	143,830
*Celera Corp.	7,176	40,903
*Celgene Corp.	45,970	2,853,358
*Centene Corp.	4,800	107,136
*Cephalon, Inc.	7,295	484,680
#*Cepheid, Inc.	4,622	97,247
#*Cerner Corp.	7,000	614,810
#*Charles River Laboratories International, Inc.	6,400	209,728
Chemed Corp.	2,300	135,562
*Cigna Corp.	27,500	967,725
*Clinical Data, Inc.	2,188	41,550
*CombiMatrix Corp.	1,107	2,391
*Community Health Systems, Inc.	8,800	264,704
Computer Programs & Systems, Inc.	1,556	71,063
#*Conceptus, Inc.	3,600	51,156
*CONMED Corp.	2,735	60,197
*Continucare Corp.	6,300	28,350
Cooper Cos., Inc.	4,865	240,039
*Corvel Corp.	900	40,320
*Covance, Inc.	6,600	310,134
*Coventry Health Care, Inc.	13,400	313,828
*Cross Country Healthcare, Inc.	1,700	12,410
*CryoLife, Inc.	3,061	19,743
*Cubist Pharmaceuticals, Inc.	7,273	169,315
*Cutera, Inc.	1,850	13,376
#*Cyberonics, Inc.	2,300	63,273
*Cynosure, Inc. Class A	1,600	16,288
*Cypress Bioscience, Inc.	3,390	13,526
*Cytokinetics, Inc.	3,764	9,937
*DaVita, Inc.	9,970	715,348
*Dendreon Corp.	12,751	465,412
DENTSPLY International, Inc.	14,300	448,877
*DepoMed, Inc.	3,900	19,071
*DexCom, Inc.	5,400	74,250
*Dionex Corp.	1,950	173,998
*Dyax Corp.	7,244	17,458
#*Dynacq Healthcare, Inc.	300	657
*Edwards Lifesciences Corp.	12,306	786,476
*Eli Lilly & Co.	104,375	3,674,000

203

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CONTINUED

	Shares	Value†
Health Care — (Continued)
#*Emergency Medical Services Corp. Class A	2,600	$141,388
*Emergent BioSolutions, Inc.	1,466	26,496
Emergent Group, Inc.	1,300	6,929
*Emeritus Corp.	3,635	67,793
*Endo Pharmaceuticals Holdings, Inc.	13,481	495,292
•*Endo Pharmaceuticals Solutions	8,600	9,460
*Endologix, Inc.	99	547
Ensign Group, Inc.	931	17,475
#*Enzon Pharmaceuticals, Inc.	4,617	51,941
*eResearch Technology, Inc.	4,700	35,814
#*Exactech, Inc.	1,400	22,764
*Express Scripts, Inc.	52,308	2,537,984
*Forest Laboratories, Inc.	29,798	984,824
*Furiex Pharmaceuticals, Inc.	833	9,588
#*Genomic Health, Inc.	2,821	39,945
*Genoptix, Inc.	1,900	32,338
#*Gen-Probe, Inc.	4,794	232,173
*Gentiva Health Services, Inc.	3,177	73,961
*Genzyme Corp.	26,368	1,901,924
#*Geron Corp.	9,712	54,193
*Gilead Sciences, Inc.	84,300	3,344,181
*Greatbatch, Inc.	2,910	63,292
*Haemonetics Corp.	2,902	158,594
#*Halozyme Therapeutics, Inc.	7,600	55,708
*Hanger Orthopedic Group, Inc.	2,600	48,672
#*Hansen Medical, Inc.	700	1,197
*Harvard Bioscience, Inc.	4,139	16,308
*Health Management Associates, Inc.	23,724	190,029
*Health Net, Inc.	7,298	196,243
#*HealthSouth Corp.	9,922	179,489
*HealthSpring, Inc.	4,900	143,031
*HealthStream, Inc.	2,809	17,978
*Healthways, Inc.	3,100	32,488
*HeartWare International, Inc.	400	27,336
#*Henry Schein, Inc.	9,500	533,425
Hill-Rom Holdings, Inc.	7,105	275,319
#*Hi-Tech Pharmacal Co., Inc.	1,129	24,420
*HMS Holdings Corp.	2,900	174,319
*Hologic, Inc.	28,078	449,810
*Hospira, Inc.	16,914	1,006,045
*Human Genome Sciences, Inc.	18,100	486,528
*Humana, Inc.	15,900	926,811
*ICU Medical, Inc.	1,350	49,275
*Idenix Pharmaceuticals, Inc.	6,400	27,712
*Idera Pharmaceuticals, Inc.	3,093	8,351
#*IDEXX Laboratories, Inc.	5,800	347,768
#*Illumina, Inc.	11,746	637,925
*Immucor, Inc.	6,656	115,814
*Impax Laboratories, Inc.	2,740	51,622
#*Incyte Corp.	12,764	212,648
*Infinity Pharmaceuticals, Inc.	3,056	17,358
*Insulet Corp.	3,003	47,898
*Integra LifeSciences Holdings Corp.	2,600	111,852
*IntegraMed America, Inc.	1,494	12,699
#*InterMune, Inc.	2,899	38,093
#*Intuitive Surgical, Inc.	3,738	982,907
Invacare Corp.	3,000	81,000
*IPC The Hospitalist Co.	1,900	60,857
*IRIS International, Inc.	2,045	18,937
*ISTA Pharmaceuticals, Inc.	2,153	9,301
*Jazz Pharmaceuticals, Inc.	3,100	32,953

204

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CONTINUED

	Shares	Value†
Health Care — (Continued)
*Johnson & Johnson	274,184	$17,457,295
*Kendle International, Inc.	1,300	11,843
*Kensey Nash Corp.	800	21,568
*Kindred Healthcare, Inc.	4,200	57,624
*Kinetic Concepts, Inc.	6,100	231,983
*King Pharmaceuticals, Inc.	25,640	362,550
*K-V Pharmaceutical Co.	300	699
#*Laboratory Corp. of America Holdings	10,900	886,388
Landauer, Inc.	1,220	74,530
*Lannet Co., Inc.	1,787	9,149
*LCA-Vision, Inc.	3,050	21,228
*LeMaitre Vascular, Inc.	1,000	6,500
#*LHC Group, Inc.	2,363	63,565
*Life Technologies Corp.	18,073	906,903
*LifePoint Hospitals, Inc.	6,445	218,614
Lincare Holdings, Inc.	9,108	238,812
*Luminex Corp.	4,141	74,579
*Magellan Health Services, Inc.	3,665	175,920
#*Martek Biosciences Corp.	3,448	75,684
#Masimo Corp.	5,690	171,667
*Matrixx Initiatives, Inc.	1,300	6,968
#*Maxygen, Inc.	3,953	25,339
*McKesson Corp.	26,610	1,755,728
*MedAssets, Inc.	6,600	122,364
*MedCath Corp.	1,848	18,314
*Medco Health Solutions, Inc.	44,145	2,318,937
*Medical Action Industries, Inc.	2,396	23,768
*Medicines Co. (The)	1,500	19,155
*MediciNova, Inc.	740	3,855
Medicis Pharmaceutical Corp. Class A	4,326	128,698
*Medivation, Inc.	2,940	33,957
*Mednax, Inc.	4,400	260,524
*MedQuist, Inc.	1,800	15,264
*MEDTOX Scientific, Inc.	977	11,460
*Medtronic, Inc.	110,504	3,890,846
Merck & Co., Inc.	318,253	11,546,219
*Merge Healthcare, Inc.	5,633	18,814
Meridian Bioscience, Inc.	4,275	97,855
*Merit Medical Systems, Inc.	3,211	50,766
#*Metabolix, Inc.	2,509	35,026
#*Metropolitan Health Networks, Inc.	1,125	4,770
#*Mettler Toledo International, Inc.	3,245	423,667
*Molina Healthcare, Inc.	3,094	80,196
#*Momenta Pharmaceuticals, Inc.	2,361	39,452
*MWI Veterinary Supply, Inc.	1,200	68,640
#*Mylan, Inc.	29,350	596,392
*Myrexis, Inc.	3,247	11,916
*Myriad Genetics, Inc.	8,600	171,398
*Nabi Biopharmaceuticals	6,490	31,866
*Nanosphere, Inc.	2,000	9,080
National Healthcare Corp.	1,100	40,051
National Research Corp.	200	5,626
*Natus Medical, Inc.	3,695	48,404
#*Nektar Therapeutics	7,140	104,030
*Neogen Corp.	2,879	96,216
*Neuralstem, Inc.	5,200	11,596
#*Neurocrine Biosciences, Inc.	2,000	16,280
*Nighthawk Radiology Holdings, Inc.	728	4,666
*NovaMed, Inc.	1,287	15,122
*NPS Pharmaceuticals, Inc.	5,995	37,349
#*NuVasive, Inc.	3,900	102,180

205

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CONTINUED

	Shares	Value†
Health Care — (Continued)
*NxStage Medical, Inc.	5,192	$104,671
*Obagi Medical Products, Inc.	2,252	25,695
Omnicare, Inc.	11,440	275,933
*Omnicell, Inc.	2,600	36,322
*Onyx Pharmaceuticals, Inc.	5,800	155,614
*OraSure Technologies, Inc.	6,438	26,203
*Orthovita, Inc.	3,672	8,005
*Osteotech, Inc.	1,415	9,183
Owens & Minor, Inc.	6,000	170,880
*Pain Therapeutics, Inc.	5,300	40,704
*Palomar Medical Technologies, Inc.	1,396	14,770
*Par Pharmaceutical Cos., Inc.	4,600	149,546
*Parexel International Corp.	5,425	116,638
*Patterson Cos., Inc.	9,800	270,970
*PDI, Inc.	1,874	16,435
PDL BioPharma, Inc.	14,616	76,442
*PerkinElmer, Inc.	12,800	300,160
Perrigo Co.	9,276	611,103
*Pfizer, Inc.	823,503	14,328,952
Pharmaceutical Products Development Service, Inc.	10,900	281,329
*Pharmasset, Inc.	3,200	120,000
*PharMerica Corp.	2,600	26,104
*Progenics Pharmaceuticals, Inc.	2,600	12,220
*ProPhase Labs, Inc.	1,000	1,200
*Prospect Medical Holdings, Inc.	1,283	10,829
*Providence Service Corp.	1,570	25,795
#*PSS World Medical, Inc.	6,516	153,973
#*Psychiatric Solutions, Inc.	5,300	178,610
#Quality Systems, Inc.	2,000	128,520
Quest Diagnostics, Inc.	15,234	748,599
*Questcor Pharmaceuticals, Inc.	1,103	13,534
#*Quidel Corp.	2,300	26,588
*Regeneration Technologies, Inc.	5,098	12,592
*Regeneron Pharmaceuticals, Inc.	6,300	164,304
*RehabCare Group, Inc.	2,500	55,575
*Repligen Corp.	3,600	13,968
*Res-Care, Inc.	3,700	48,951
#*ResMed, Inc.	15,500	493,985
#*Rigel Pharmaceuticals, Inc.	4,341	36,074
*Rochester Medical Corp.	1,592	17,353
*Rockwell Medical Technologies, Inc.	813	6,927
#*Salix Pharmaceuticals, Ltd.	6,200	234,546
*Sangamo BioSciences, Inc.	3,800	14,136
*Santarus, Inc.	4,400	13,772
#*Savient Pharmaceuticals, Inc.	2,244	27,848
*SciClone Pharmaceuticals, Inc.	4,400	14,828
#*Seattle Genetics, Inc.	9,320	152,755
#*Sirona Dental Systems, Inc.	4,275	160,954
*Skilled Healthcare Group, Inc.	2,400	9,000
*SonoSite, Inc.	1,652	51,493
*Spectranetics Corp.	4,200	19,740
*St. Jude Medical, Inc.	33,755	1,292,816
*Stereotaxis, Inc.	994	3,926
Steris Corp.	5,700	195,054
*Strategic Diagnostics, Inc.	2,791	4,717
#Stryker Corp.	29,550	1,462,430
*Sucampo Pharmaceuticals, Inc.	900	3,042
*Sun Healthcare Group, Inc.	4,100	38,991
#*Sunrise Senior Living, Inc.	3,900	13,377
*SuperGen, Inc.	5,837	16,227
*SurModics, Inc.	1,100	13,156

206

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CONTINUED

	Shares	Value†
Health Care — (Continued)
*Symmetry Medical, Inc.	3,300	$29,205
*Synovis Life Technologies, Inc.	1,397	20,955
#*Targacept, Inc.	2,777	68,759
Techne Corp.	3,133	190,862
Teleflex, Inc.	4,020	224,115
*Tenet Healthcare Corp.	47,800	208,408
#*Theravance, Inc.	6,800	138,584
*Thermo Fisher Scientific, Inc.	41,996	2,159,434
*Thoratec Corp.	6,400	208,896
*TomoTherapy, Inc.	3,800	14,516
*TranS1, Inc.	2,100	4,767
*Transcend Services, Inc.	800	13,936
*Transcept Pharmaceuticals, Inc.	1,365	8,449
*Triple-S Management Corp.	2,900	48,923
*U.S. Physical Therapy, Inc.	902	16,931
#*United Therapeutics Corp.	5,000	300,000
UnitedHealth Group, Inc.	114,655	4,133,313
Universal American Corp.	8,200	131,856
Universal Health Services, Inc.	10,200	420,954
Utah Medical Products, Inc.	276	7,872
*Varian Medical Systems, Inc.	11,800	745,996
*Vascular Solutions, Inc.	2,700	29,241
*VCA Antech, Inc.	8,100	167,427
#*Vertex Pharmaceuticals, Inc.	18,400	705,272
*Vical, Inc.	6,258	13,517
*Viropharma, Inc.	7,500	122,700
*Vital Images, Inc.	2,220	29,526
#*Volcano Corp.	5,086	124,200
*Waters Corp.	9,400	696,822
*Watson Pharmaceuticals, Inc.	10,800	503,820
*WellCare Health Plans, Inc.	3,400	94,452
*WellPoint, Inc.	40,905	2,222,778
West Pharmaceutical Services, Inc.	3,695	131,875
*Wright Medical Group, Inc.	3,195	42,621
*XenoPort, Inc.	1,700	13,175
Young Innovations, Inc.	1,000	27,770
*Zimmer Holdings, Inc.	19,680	933,619
*Zoll Medical Corp.	1,200	39,036

Total Health Care		149,394,774

Industrials — (11.0%)
*3D Systems Corp.	1,300	33,592
*3M Co.	66,923	5,636,255
A.O. Smith Corp.	2,300	128,869
*A.T. Cross Co.	845	5,915
#AAON, Inc.	2,050	50,328
*AAR Corp.	4,715	103,919
ABM Industries, Inc.	4,678	105,489
*Acacia Technologies Group	3,410	90,774
*ACCO Brands Corp.	5,418	33,754
#Aceto Corp.	1,500	11,055
Actuant Corp. Class A	4,600	103,362
Acuity Brands, Inc.	4,282	214,400
Administaff, Inc.	2,599	68,120
*Advisory Board Co. (The)	1,800	84,258
*Aecom Technology Corp.	10,600	280,794
*Aerovironment, Inc.	1,600	37,536
*AGCO Corp.	8,600	365,242
*Air Transport Services Group, Inc.	1,756	11,800
Aircastle, Ltd.	5,800	53,418
#*AirTran Holdings, Inc.	5,406	40,004

207

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CONTINUED

	Shares	Value†
Industrials — (Continued)
Alamo Group, Inc.	789	$18,936
*Alaska Air Group, Inc.	2,816	148,685
Albany International Corp.	2,000	40,800
Alexander & Baldwin, Inc.	3,730	128,424
#Allegiant Travel Co.	900	42,381
*Alliant Techsystems, Inc.	3,650	278,276
*Amerco, Inc.	2,107	173,448
#*American Commercial Lines, Inc.	1,000	33,150
*American Railcar Industries, Inc.	2,374	36,583
*American Reprographics Co.	5,000	35,600
American Science & Engineering, Inc.	1,100	90,585
#*American Superconductor Corp.	4,026	135,475
#American Woodmark Corp.	1,214	21,488
Ameron International Corp.	1,000	68,760
Ametek, Inc.	10,500	567,525
Ampco-Pittsburgh Corp.	1,064	27,504
*AMR Corp.	32,800	258,464
*APAC Customer Services, Inc.	5,195	31,534
Apogee Enterprises, Inc.	3,000	31,470
Applied Industrial Technologies, Inc.	4,975	151,290
Applied Signal Technologies, Inc.	1,500	50,340
*Argan, Inc.	1,600	13,552
Arkansas Best Corp.	3,000	75,990
#*Armstrong World Industries, Inc.	1,900	79,325
#*ArvinMeritor, Inc.	3,800	63,004
*Astec Industries, Inc.	2,360	69,549
*Atlas Air Worldwide Holdings, Inc.	810	42,331
*Avery Dennison Corp.	8,101	294,471
#*Avis Budget Group, Inc.	1,900	22,059
AZZ, Inc.	1,630	60,538
*Babcock & Wilcox Co.	11,610	264,940
#Badger Meter, Inc.	1,600	66,448
*Baker (Michael) Corp.	800	26,144
Baldor Electric Co.	4,900	205,898
Barnes Group, Inc.	5,809	105,666
Barrett Business Services, Inc.	1,157	17,760
*BE Aerospace, Inc.	9,300	341,868
*Beacon Roofing Supply, Inc.	5,790	85,460
Belden, Inc.	4,700	131,130
*Blount International, Inc.	4,200	63,000
*BlueLinx Holdings, Inc.	3,154	9,935
*Boeing Co. (The)	65,850	4,651,644
Bowne & Co., Inc.	2,923	33,176
Brady Co. Class A	4,590	141,143
Briggs & Stratton Corp.	4,900	86,240
Brink’s Co. (The)	4,894	115,498
*BTU International, Inc.	600	4,308
Bucyrus International, Inc.	7,700	524,832
*Builders FirstSource, Inc.	357	721
*C.H. Robinson Worldwide, Inc.	17,000	1,198,160
Carlisle Cos., Inc.	6,900	241,983
Cascade Corp.	1,095	38,752
*Casella Waste Systems, Inc.	925	4,560
*Caterpillar, Inc.	64,509	5,070,407
#*CBIZ, Inc.	7,900	46,768
CDI Corp.	2,400	34,392
*Celadon Group, Inc.	2,769	35,914
*Ceradyne, Inc.	2,710	64,525
*Chart Industries, Inc.	3,900	90,870
Chase Corp.	1,500	23,790
*Cintas Corp.	13,630	374,416

208

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CONTINUED

	Shares	Value†
Industrials — (Continued)
CIRCOR International, Inc.	1,580	$55,426
CLAROC, Inc.	4,900	194,334
*Clean Harbors, Inc.	2,500	176,250
*Coleman Cable, Inc.	644	4,598
*Colfax Corp.	1,300	20,891
*Columbus McKinnon Corp.	2,000	35,120
Comfort Systems USA, Inc.	5,229	59,872
*Command Security Corp.	1,831	3,882
*Commercial Vehicle Group, Inc.	2,700	36,261
*Consolidated Graphics, Inc.	700	32,585
Con-way, Inc.	4,723	155,906
Cooper Industries P.L.C.	15,981	837,724
*Copart, Inc.	8,041	272,268
Corporate Executive Board Co.	3,488	108,965
#*Corrections Corp. of America	11,900	305,473
*CoStar Group, Inc.	2,156	107,067
Courier Corp.	1,460	21,608
Covanta Holding Corp.	12,535	197,802
*Covenant Transportation Group, Inc.	100	732
*CPI Aerostructures, Inc.	541	6,011
*CRA International, Inc.	1,100	20,515
Crane Co.	5,100	195,126
*CSX Corp.	39,200	2,408,840
Cubic Corp.	935	40,738
*Cummins, Inc.	19,600	1,726,760
Curtiss-Wright Corp.	4,800	148,224
Danaher Corp.	56,220	2,437,699
Deere & Co.	43,526	3,342,797
*Delta Air Lines, Inc.	75,362	1,046,778
Deluxe Corp.	5,100	104,244
Diamond Management & Technology Consultants, Inc.	2,700	33,669
#*Dollar Thrifty Automotive Group, Inc.	2,400	111,360
#Donaldson Co., Inc.	7,300	355,656
*Dover Corp.	19,380	1,029,078
Ducommun, Inc.	1,100	23,617
*Dun & Bradstreet Corp. (The)	5,291	393,703
*DXP Enterprises, Inc.	1,614	30,731
*Dycom Industries, Inc.	3,734	39,954
*Dynamex, Inc.	890	18,815
Dynamic Materials Corp.	900	13,977
#Eastern Co.	600	10,638
*Eaton Corp.	16,720	1,485,238
*EMCOR Group, Inc.	6,800	175,780
*Emerson Electric Co.	77,040	4,229,496
Encore Wire Corp.	2,625	54,495
*Energy Conversion Devices, Inc.	3,300	14,883
#*Energy Recovery, Inc.	2,000	7,120
EnergySolutions, Inc.	10,900	51,121
*EnerNOC, Inc.	1,180	35,483
*EnerSys	5,000	131,800
Ennis, Inc.	3,000	54,120
*EnPro Industries, Inc.	1,500	52,710
*Equifax, Inc.	13,079	433,307
ESCO Technologies, Inc.	2,486	85,220
*Esterline Technologies Corp.	4,660	281,650
#*Expeditors International of Washington, Inc.	20,936	1,033,401
*Exponent, Inc.	1,900	60,648
#*Fastenal Co.	14,900	767,052
Federal Signal Corp.	5,347	30,211
FedEx Corp.	31,043	2,723,092
*Flow International Corp.	1,679	4,433

209

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CONTINUED

	Shares	Value†
Industrials — (Continued)
Flowserve Corp.	5,800	$580,000
*Fluor Corp.	18,430	888,142
Forward Air Corp.	3,046	81,876
Franklin Electric Co., Inc.	2,922	105,513
Freightcar America, Inc.	1,200	31,752
#*FTI Consulting, Inc.	4,826	171,130
*Fuel Tech, Inc.	1,700	10,353
*Furmanite Corp.	2,500	14,375
G & K Services, Inc. Class A	1,900	46,968
Gardner Denver Machinery, Inc.	5,200	300,664
GATX Corp.	4,600	145,636
#*Genco Shipping & Trading, Ltd.	2,800	46,340
*Gencor Industries, Inc.	400	2,932
#*GenCorp, Inc.	8,470	41,249
*General Cable Corp.	4,500	125,730
*General Dynamics Corp.	34,285	2,335,494
General Electric Co.	1,093,771	17,522,211
*Genesee & Wyoming, Inc.	3,920	181,222
*Genpact, Ltd.	4,700	74,730
*GEO Group, Inc. (The)	7,755	198,916
*GeoEye, Inc.	1,926	85,264
#*Gibraltar Industries, Inc.	3,140	28,668
*Goodrich Corp.	12,600	1,034,082
#Gorman-Rupp Co. (The)	1,563	46,609
*GP Strategies Corp.	1,842	15,989
Graco, Inc.	5,725	196,997
*Graftech International, Ltd.	12,200	200,934
Graham Corp.	1,800	30,546
*Grand Canyon Education, Inc.	3,441	64,725
Granite Construction, Inc.	4,300	103,974
Great Lakes Dredge & Dock Corp.	6,976	43,181
*Greenbrier Cos., Inc.	1,200	21,840
*Griffon Corp.	5,806	68,453
#*GT Solar International, Inc.	7,700	63,371
#*H&E Equipment Services, Inc.	3,900	37,908
Hardinge, Inc.	700	5,586
Harsco Corp.	7,288	168,936
#*Hawaiian Holdings, Inc.	4,792	35,077
*Hawk Corp.	1,220	60,793
Healthcare Services Group, Inc.	5,270	126,638
Heartland Express, Inc.	5,426	80,902
#HEICO Corp.	375	18,668
HEICO Corp. Class A	2,406	89,359
Heidrick & Struggles International, Inc.	1,861	39,974
Herman Miller, Inc.	5,553	106,784
*Hertz Global Holdings, Inc.	36,500	413,180
*Hexcel Corp.	8,970	159,397
*Hill International, Inc.	4,200	22,554
HNI Corp.	3,473	85,644
*Hoku Corp.	1,382	3,870
*Honeywell International, Inc.	74,330	3,501,686
Horizon Lines, Inc.	4,400	18,964
Houston Wire & Cable Co.	2,097	24,178
*Hub Group, Inc. Class A	3,214	104,359
Hubbell, Inc. Class B	5,742	310,183
*Hudson Highland Group, Inc.	3,600	12,672
*Hurco Cos., Inc.	883	16,247
*Huron Consulting Group, Inc.	1,650	32,852
*ICF International, Inc.	1,750	44,835
*Identive Group, Inc.	1,092	2,424
IDEX Corp.	8,975	323,818

210

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CONTINUED

	Shares	Value†
Industrials — (Continued)
*IHS, Inc.	4,554	$328,981
*II-VI, Inc.	3,748	147,446
Illinois Tool Works, Inc.	47,198	2,156,949
#*Innerworkings, Inc.	5,800	39,846
*Innovative Solutions & Support, Inc.	3,112	18,952
*Insituform Technologies, Inc.	4,000	86,400
Insteel Industries, Inc.	2,000	17,180
*Integrated Electrical Services, Inc.	707	2,581
Interface, Inc. Class A	5,100	73,389
*Interline Brands, Inc.	3,492	70,154
International Shipholding Corp.	637	17,817
Intersections, Inc.	2,400	23,328
Iron Mountain, Inc.	19,588	426,823
*ITT Industries, Inc.	18,000	849,420
J.B. Hunt Transport Services, Inc.	10,200	366,792
*Jacobs Engineering Group, Inc.	12,300	474,903
#*JetBlue Airways Corp.	26,500	184,970
John Bean Technologies Corp.	3,100	53,010
Joy Global, Inc.	10,425	739,654
*Kadant, Inc.	900	17,694
Kaman Corp. Class A	2,316	62,416
*Kansas City Southern	10,000	438,200
Kaydon Corp.	3,790	132,157
KBR, Inc.	17,390	441,706
*Kelly Services, Inc. Class A	2,711	40,258
Kennametal, Inc.	7,500	256,050
*Key Technology, Inc.	844	12,660
*Kforce, Inc.	4,567	68,551
Kimball International, Inc. Class B	2,500	15,200
*Kirby Corp.	5,150	221,398
Knight Transportation, Inc.	7,406	132,345
Knoll, Inc.	4,500	68,265
*Korn/Ferry International	5,170	91,147
*L-3 Communications Holdings, Inc.	11,419	824,338
*LaBarge, Inc.	1,681	21,332
*Ladish Co., Inc.	2,000	63,980
Landstar System, Inc.	4,810	180,952
Lawson Products, Inc.	649	11,961
*Layne Christensen Co.	1,700	47,498
*LECG Corp.	1,299	1,117
#Lennox International, Inc.	4,660	191,107
Lincoln Electric Holdings, Inc.	4,597	274,717
#Lindsay Corp.	1,000	57,650
*LMI Aerospace, Inc.	2,000	32,660
*Lockheed Martin Corp.	33,100	2,359,699
LSI Industries, Inc.	2,400	22,200
*Lydall, Inc.	600	4,458
*M&F Worldwide Corp.	1,676	45,051
#Manitowoc Co., Inc. (The)	10,200	113,628
Manpower, Inc.	8,363	457,707
Marten Transport, Ltd.	2,239	47,556
*Masco Corp.	33,368	355,703
*MasTec, Inc.	8,158	99,528
*McDermott International, Inc.	23,220	358,285
McGrath Rentcorp	2,686	67,983
*Metalico, Inc.	5,906	25,632
Met-Pro Corp.	1,935	21,846
*MFRI, Inc.	1,091	9,481
#*Middleby Corp.	1,800	134,388
Miller Industries, Inc.	1,376	18,521
Mine Safety Appliances Co.	3,895	109,683

211

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
#*Mobile Mini, Inc.	4,138	$72,125
#*Monster Worldwide, Inc.	12,900	232,974
*Moog, Inc.	3,995	150,212
MSC Industrial Direct Co., Inc. Class A	4,600	261,924
Mueller Industries, Inc.	4,400	129,360
Mueller Water Products, Inc.	12,110	36,572
Multi-Color Corp.	1,486	23,702
NACCO Industries, Inc. Class A	533	52,906
National Technical Systems, Inc.	1,200	9,504
*Navigant Consulting, Inc.	4,323	39,555
*Navistar International Corp.	6,960	335,333
#Nordson Corp.	3,137	244,749
*Norfolk Southern Corp.	38,010	2,337,235
*Northrop Grumman Corp.	30,328	1,917,033
*Northwest Pipe Co.	1,100	20,702
*Ocean Power Technologies, Inc.	300	1,962
*Old Dominion Freight Line, Inc.	5,325	149,366
#Omega Flex, Inc.	1,202	16,564
*On Assignment, Inc.	4,296	24,272
*Orbital Sciences Corp.	6,400	103,936
*Orion Marine Group, Inc.	2,500	31,275
*Oshkosh Corp.	9,100	268,541
*Owens Corning, Inc.	11,159	301,739
*P.A.M. Transportation Services, Inc.	492	5,402
*PACCAR, Inc.	35,614	1,825,574
*Pall Corp.	12,600	537,642
*Parker Hannifin Corp.	16,640	1,273,792
*Park-Ohio Holdings Corp.	1,300	20,657
Pentair, Inc.	10,700	350,211
*Pike Electric Corp.	2,597	19,633
*Pinnacle Airlines Corp.	800	4,608
*Pitney Bowes, Inc.	19,738	433,052
#*PMFG, Inc.	400	6,260
*Polypore International, Inc.	5,100	169,677
Portec Rail Products, Inc.	1,021	11,844
*Powell Industries, Inc.	700	21,602
#*PowerSecure International, Inc.	2,600	24,466
*Precision Castparts Corp.	14,510	1,981,776
*PRGX Global, Inc.	2,100	12,600
*Quality Distribution, Inc.	2,800	20,020
Quanex Building Products Corp.	1,200	21,624
*Quanta Services, Inc.	20,113	395,422
*R. R. Donnelley & Sons Co.	19,580	361,251
Raven Industries, Inc.	1,804	74,180
*Raytheon Co.	39,075	1,800,576
*RBC Bearings, Inc.	1,740	57,977
*RCM Technologies, Inc.	395	1,995
Regal-Beloit Corp.	3,564	205,678
#*Republic Airways Holdings, Inc.	1,900	17,651
Republic Services, Inc.	39,124	1,166,286
Resources Connection, Inc.	3,800	61,522
Robbins & Myers, Inc.	3,100	89,993
#*Robert Half International, Inc.	14,550	394,450
*Rockwell Automation, Inc.	14,220	886,901
*Rockwell Collins, Inc.	16,000	968,160
Rollins, Inc.	5,325	138,716
*Roper Industries, Inc.	9,300	645,699
*Rush Enterprises, Inc. Class A	3,300	52,437
*Ryder System, Inc.	5,850	255,938
*Saia, Inc.	1,550	22,444
Schawk, Inc.	2,653	51,521

212

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*School Specialty, Inc.	1,749	$23,437
*SFN Group, Inc.	4,600	34,868
*Shaw Group, Inc.	8,600	262,816
#Ship Finance International, Ltd.	6,400	128,704
SIFCO Industries, Inc.	100	1,366
Simpson Manufacturing Co., Inc.	4,779	127,026
SkyWest, Inc.	2,969	45,010
*SL Industries, Inc.	856	13,003
*Southwest Airlines Co.	76,013	1,045,939
*Sparton Corp.	400	2,924
*Spire Corp.	1,300	7,592
*Spirit Aerosystems Holdings, Inc.	10,200	220,728
SPX Corp.	5,600	375,536
*Standard Parking Corp.	1,343	22,952
#Standard Register Co.	1,800	5,778
Standex International Corp.	1,920	51,706
Steelcase, Inc. Class A	4,600	38,686
#*Stericycle, Inc.	8,600	616,964
*Sterling Construction Co., Inc.	1,200	14,640
Sun Hydraulics, Inc.	1,690	52,508
*SunPower Corp. Class A	600	8,184
*SunPower Corp. Class B	2,984	39,389
Superior Uniform Group, Inc.	162	1,707
*SYKES Enterprises, Inc.	4,500	74,745
#*Taser International, Inc.	5,800	22,968
*Team, Inc.	1,100	21,824
*Tecumseh Products Co. Class A	900	11,655
*Teledyne Technologies, Inc.	3,500	145,495
Tennant Co.	1,788	59,987
*Terex Corp.	10,100	226,745
*Tetra Tech, Inc.	5,900	124,254
Textainer Group Holdings, Ltd.	3,800	98,724
#Textron, Inc.	26,700	555,894
*Thomas & Betts Corp.	5,500	239,525
Timken Co.	10,020	415,028
#Titan International, Inc.	3,598	54,582
*Titan Machinery, Inc.	2,100	40,824
Todd Shipyards Corp.	700	11,452
Toro Co.	3,540	200,930
Towers Watson & Co.	4,950	254,529
*Trailer Bridge, Inc.	1,126	3,491
TransDigm Group, Inc.	5,100	337,977
*TRC Cos., Inc.	3,000	7,260
Tredegar Industries, Inc.	3,454	66,628
*Trex Co., Inc.	1,800	32,310
*Trimas Corp.	4,700	74,401
Trinity Industries, Inc.	8,400	190,932
Triumph Group, Inc.	1,961	163,920
*TrueBlue, Inc.	4,918	69,098
*Tutor Perini Corp.	2,790	64,756
Twin Disc, Inc.	1,800	36,648
*Tyco International, Ltd.	50,429	1,930,422
*U.S. Home Systems, Inc.	1,400	4,326
#*Ultralife Corp.	2,100	11,025
UniFirst Corp.	1,740	80,092
*Union Pacific Corp.	51,000	4,471,680
*United Continental Holdings, Inc.	28,567	829,586
*United Parcel Service, Inc.	74,250	4,999,995
*United Rentals, Inc.	6,800	127,772
*United Stationers, Inc.	2,686	150,953
*United Technologies Corp.	89,870	6,719,580

213

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CONTINUED

	Shares	Value†
Industrials — (Continued)
Universal Forest Products, Inc.	1,950	$58,773
*Universal Truckload Services, Inc.	1,088	15,613
*URS Corp.	8,903	346,594
#*US Airways Group, Inc.	16,583	195,514
US Ecology, Inc.	2,200	35,684
*USA Truck, Inc.	1,545	21,197
#*USG Corp.	8,800	111,584
UTi Worldwide, Inc.	8,800	169,136
Valmont Industries, Inc.	2,100	165,585
*Versar, Inc.	1,500	4,800
Viad Corp.	1,350	26,946
Vicor Corp.	4,135	73,644
Virco Manufacturing Corp.	1,718	5,034
*Vishay Precision Group, Inc.	1,210	20,570
*Volt Information Sciences, Inc.	2,100	16,968
VSE Corp.	800	28,200
*W.W. Grainger, Inc.	6,400	793,792
Wabtec Corp.	4,860	227,642
*Waste Connections, Inc.	8,050	327,957
*Waste Management, Inc.	47,292	1,689,270
Watsco, Inc. Class A	2,700	151,119
#Watts Water Technologies, Inc.	3,070	107,972
*WCA Waste Corp.	2,500	12,400
Werner Enterprises, Inc.	5,492	117,089
*WESCO International, Inc.	4,462	191,063
*Willis Lease Finance Corp.	400	4,908
Woodward Governor Co.	6,200	194,308

Total Industrials		149,657,996

Information Technology — (18.5%)
Accenture P.L.C. Class A	62,630	2,800,187
*ACI Worldwide, Inc.	3,900	95,043
*Acme Packet, Inc.	6,500	257,075
*Actel Corp.	2,800	58,408
*ActivIdentity Corp.	5,596	18,075
Activision Blizzard, Inc.	57,634	661,062
*Actuate Corp.	5,359	25,938
*Acxiom Corp.	8,519	149,508
*ADDvantage Technologies Group, Inc.	400	1,284
*Adobe Systems, Inc.	51,158	1,440,098
Adtran, Inc.	7,300	235,571
*Advanced Analogic Technologies, Inc.	5,128	19,281
#*Advanced Energy Industries, Inc.	4,259	61,159
#*Advanced Micro Devices, Inc.	57,148	418,895
#*Advent Software, Inc.	1,927	103,518
*Agilent Technologies, Inc.	35,300	1,228,440
*Agilysys, Inc.	2,000	12,000
*Akamai Technologies, Inc.	18,000	930,060
#*Alliance Data Systems Corp.	5,400	327,888
*Altera Corp.	30,210	942,854
*Amdocs, Ltd.	19,411	595,529
American Software, Inc. Class A	2,776	16,767
#*Amkor Technology, Inc.	10,900	78,589
Amphenol Corp.	17,400	872,262
*Anadigics, Inc.	8,617	58,337
*Analog Devices, Inc.	30,400	1,023,568
*Anaren, Inc.	1,739	29,093
*Anixter International, Inc.	3,513	188,613
#*Ansys, Inc.	9,236	417,929
*AOL, Inc.	11,162	297,802
*Apple, Inc.	94,060	28,299,832

214

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Applied Materials, Inc.	136,879	$1,691,824
*Applied Micro Circuits Corp.	8,159	82,161
*Ariba, Inc.	8,600	161,508
*Arris Group, Inc.	12,650	117,772
*Arrow Electronics, Inc.	12,374	366,394
*Art Technology Group, Inc.	13,375	56,041
*Aruba Networks, Inc.	8,900	194,999
*Atheros Communications, Inc.	7,060	219,142
*Atmel Corp.	46,843	415,029
#*ATMI, Inc.	3,222	56,933
#*Autodesk, Inc.	22,400	810,432
Automatic Data Processing, Inc.	50,647	2,249,740
*Aviat Networks, Inc.	6,079	27,659
*Avid Technology, Inc.	3,971	50,114
*Avnet, Inc.	15,383	458,106
AVX Corp.	10,406	149,222
*Aware, Inc.	2,752	7,816
Bel Fuse, Inc. Class B	1,298	29,607
*Benchmark Electronics, Inc.	7,392	121,451
*BigBand Networks, Inc.	6,604	19,614
Black Box Corp.	2,047	67,960
Blackbaud, Inc.	3,996	101,458
#*Blackboard, Inc.	2,900	121,046
*Blue Coat Systems, Inc.	3,500	94,395
*BMC Software, Inc.	18,095	822,599
*Bottomline Technologies, Inc.	2,019	36,382
*Brightpoint, Inc.	7,278	54,512
*Broadcom Corp.	43,750	1,782,375
Broadridge Financial Solutions, Inc.	14,230	313,060
*Brocade Communications Systems, Inc.	40,529	256,143
*Brooks Automation, Inc.	4,641	31,512
*CA, Inc.	42,930	996,405
*Cabot Microelectronics Corp.	2,700	104,301
*CACI International, Inc.	3,035	152,114
*Cadence Design Systems, Inc.	26,000	220,220
*CalAmp Corp.	2,095	5,133
*Cascade Microtech, Inc.	1,242	4,471
Cass Information Systems, Inc.	1,300	44,889
*Cavium Networks, Inc.	3,613	115,146
*CEVA, Inc.	2,500	46,275
*Checkpoint Systems, Inc.	4,385	96,470
*Ciber, Inc.	5,000	18,350
#*Cirrus Logic, Inc.	7,408	95,193
*Cisco Sytems, Inc.	553,000	12,624,990
*Citrix Systems, Inc.	18,800	1,204,516
#*Clearwire Corp. Class A	9,900	70,191
Cognex Corp.	3,680	98,256
*Cognizant Technology Solutions Corp.	30,090	1,961,567
*Cogo Group, Inc.	2,200	16,742
*Coherent, Inc.	1,200	50,352
Cohu, Inc.	1,500	21,525
*CommScope, Inc.	8,800	278,608
Communications Systems, Inc.	1,155	13,698
*CommVault Systems, Inc.	4,405	127,437
*Compellent Technologies, Inc.	2,167	54,760
*Computer Sciences Corp.	16,200	794,610
*Computer Task Group, Inc.	400	3,192
*Compuware Corp.	22,529	225,515
*comScore, Inc.	2,200	51,722
*Comtech Telecommunications Corp.	2,516	77,543
*Concur Technologies, Inc.	4,700	242,614

215

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Conexant Systems, Inc.	7,200	$10,872
#*Constant Contact, Inc.	2,570	59,110
*Convergys Corp.	13,000	147,160
*CoreLogic, Inc.	9,349	164,262
*Corning, Inc.	159,324	2,912,443
*CPI International, Inc.	2,100	29,652
*Cray, Inc.	4,250	25,415
#*Cree, Inc.	10,250	525,722
*CSG Systems International, Inc.	3,600	69,984
#CTC Media, Inc.	4,600	108,560
CTS Corp.	800	8,120
*CyberOptics Corp.	1,199	9,112
*Cymer, Inc.	3,000	110,850
*Cypress Semiconductor Corp.	16,538	233,186
Daktronics, Inc.	3,790	41,387
*Datalink Corp.	2,266	9,563
DDi Corp.	2,858	29,380
#*DealerTrack Holdings, Inc.	4,579	88,466
*Dell, Inc.	175,863	2,528,910
*Deltek, Inc.	4,207	33,067
*DemandTec, Inc.	2,562	27,106
*DG FastChannel, Inc.	2,800	65,940
*Dice Holdings, Inc.	4,800	43,440
Diebold, Inc.	6,300	193,095
*Digi International, Inc.	2,040	19,706
*Digimarc Corp.	922	25,272
*Digital River, Inc.	3,500	130,410
*DigitalGlobe, Inc.	400	13,060
*Diodes, Inc.	3,050	67,039
*Dolby Laboratories, Inc.	5,760	355,277
*DSP Group, Inc.	3,285	23,521
DST Systems, Inc.	4,000	173,080
#*DTS, Inc.	2,000	79,600
*Dynamics Research Corp.	1,200	13,560
Earthlink, Inc.	11,100	99,789
*eBay, Inc.	121,940	3,635,031
#*Ebix, Inc.	4,821	119,079
*Echelon Corp.	263	2,070
*EchoStar Corp.	4,501	95,421
*Edgewater Technology, Inc.	1,000	2,940
Electro Rent Corp.	2,590	38,487
*Electro Scientific Industries, Inc.	1,924	22,357
*Electronic Arts, Inc.	33,326	528,217
*Electronics for Imaging, Inc.	5,985	81,935
*eLoyalty Corp.	1,000	6,990
*EMC Corp.	209,363	4,398,717
*EMS Technologies, Inc.	2,478	44,208
*Emulex Corp.	5,100	58,140
*Entropic Communications, Inc.	2,000	16,720
*Epicor Software Corp.	9,000	84,600
EPIQ Systems, Inc.	4,051	47,478
*ePlus, Inc.	1,000	21,030
#*Equinix, Inc.	4,718	397,444
*Euronet Worldwide, Inc.	5,430	98,066
*Exar Corp.	760	5,054
*ExlService Holdings, Inc.	1,759	33,509
*Extreme Networks	3,700	11,803
#*F5 Networks, Inc.	8,150	959,255
FactSet Research Systems, Inc.	4,550	399,399
#Fair Isaac Corp.	4,050	97,362
*Fairchild Semiconductor International, Inc.	12,759	143,794

216

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*FalconStor Software, Inc.	5,118	$14,023
*Faro Technologies, Inc.	2,400	57,936
*FEI Co.	5,430	118,157
Fidelity National Information Services, Inc.	36,707	994,760
#*Finisar Corp.	2,900	49,329
#*First Solar, Inc.	5,850	805,428
*Fiserv, Inc.	15,200	828,704
#*FLIR Systems, Inc.	16,200	451,008
*FormFactor, Inc.	6,406	62,330
*Forrester Research, Inc.	2,197	72,655
*Frequency Electronics, Inc.	798	4,788
*FSI International, Inc.	3,600	9,684
#*Gartner Group, Inc.	9,400	297,886
*Gerber Scientific, Inc.	2,901	19,408
*Global Cash Access, Inc.	8,829	32,138
Global Payments, Inc.	8,401	327,303
*Globecomm Systems, Inc.	2,474	22,142
*Google, Inc.	23,437	14,366,647
*GSE Systems, Inc.	1,745	6,247
*GSI Commerce, Inc.	4,698	114,725
*GSI Technology, Inc.	3,200	22,240
*GTSI Corp.	200	918
*Guidance Software, Inc.	198	1,279
*Hackett Group, Inc.	5,500	21,450
*Harmonic, Inc.	9,800	68,404
*Harris Corp.	13,040	589,278
Heartland Payment Systems, Inc.	2,642	37,728
Hewlett-Packard Co.	231,000	9,715,860
*Hittite Microwave Corp.	2,787	144,004
*Hughes Communications, Inc.	517	14,678
*Hutchinson Technology, Inc.	1,900	6,479
*Hypercom Corp.	1,800	10,728
*I.D. Systems, Inc.	2,003	4,507
*IAC/InterActiveCorp	10,400	290,160
iGATE Corp.	5,402	110,417
*Imation Corp.	2,440	23,766
Imergent, Inc.	1,526	6,867
*Immersion Corp.	2,800	17,220
*Infinera Corp.	10,000	81,900
#*Informatica Corp.	9,800	398,762
*InfoSpace, Inc.	2,980	25,151
*Ingram Micro, Inc.	16,870	297,924
*Innodata Isogen, Inc.	4,054	12,567
*Insight Enterprises, Inc.	4,020	60,782
*Integral Systems, Inc.	2,600	22,100
*Integrated Device Technology, Inc.	15,566	91,684
*Integrated Silicon Solution, Inc.	3,810	28,613
*Intel Corp.	567,470	11,389,123
*Interactive Intelligence, Inc.	1,900	46,949
#*InterDigital, Inc.	4,300	144,351
*Intermec, Inc.	4,663	54,324
*Internap Network Services Corp.	4,500	22,500
*International Business Machines Corp.	124,703	17,907,351
*International Rectifier Corp.	6,998	162,564
*Internet Brands, Inc.	5,000	66,200
*Internet Capital Group, Inc.	3,900	48,711
*Interphase Corp.	490	740
Intersil Corp. Class A	12,140	158,913
*Intevac, Inc.	2,384	24,078
*IntriCon Corp.	800	3,440
*Intuit, Inc.	30,430	1,460,640

217

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*IPG Photonics Corp.	4,400	$99,000
#*Isilon Systems, Inc.	5,504	156,699
*Iteris, Inc.	600	852
*Itron, Inc.	4,100	249,157
*Ixia	5,379	84,181
*IXYS Corp.	3,572	36,577
*j2 Global Communications, Inc.	4,783	126,032
*Jabil Circuit, Inc.	21,112	323,858
Jack Henry & Associates, Inc.	8,590	233,304
*JDA Software Group, Inc.	4,149	104,970
#*JDS Uniphase Corp.	20,600	216,506
*Juniper Networks, Inc.	53,580	1,735,456
Keithley Instruments, Inc.	578	12,473
Keynote Systems, Inc.	2,200	26,818
#*KIT Digital, Inc.	1,600	22,032
*KLA-Tencor Corp.	16,880	602,954
*Knot, Inc. (The)	4,484	40,535
#*Kopin Corp.	8,696	33,132
*Kulicke & Soffa Industries, Inc.	5,900	36,698
*KVH Industries, Inc.	2,000	28,080
*L-1 Identity Solutions, Inc.	8,600	101,394
*Lam Research Corp.	13,100	599,849
*LaserCard Corp.	1,299	5,677
*Lattice Semiconductor Corp.	12,649	61,474
*Lawson Software, Inc.	18,902	168,228
Lender Processing Services, Inc.	10,111	291,601
#*Lexmark International, Inc.	7,034	267,503
*Limelight Networks, Inc.	5,694	38,605
*Linear Technology Corp.	21,700	699,391
*Lionbridge Technologies, Inc.	5,000	25,000
*Liquidity Services, Inc.	1,978	31,648
*Littlefuse, Inc.	1,700	72,131
*LoJack Corp.	2,400	11,736
*LoopNet, Inc.	3,256	34,351
#*Loral Space & Communications, Inc.	2,374	132,066
*LSI Corp.	67,544	353,931
*Magma Design Automation, Inc.	2,900	12,441
*Manhattan Associates, Inc.	2,194	67,531
*ManTech International Corp. Class A	2,440	95,672
Marchex, Inc.	3,183	20,435
*Marvell Technology Group, Ltd.	52,000	1,004,120
*MasterCard, Inc. Class A	10,540	2,530,232
Maxim Integrated Products, Inc.	29,360	635,938
Maximus, Inc.	1,900	115,197
*Maxwell Technologies, Inc.	2,670	43,307
*McAfee, Inc.	15,628	739,204
*Measurement Specialties, Inc.	500	11,170
*MEMC Electronic Materials, Inc.	18,920	242,554
*Mentor Graphics Corp.	9,800	105,840
*Mercury Computer Systems, Inc.	2,500	39,600
Mesa Laboratories, Inc.	300	7,725
Methode Electronics, Inc.	4,169	38,730
Micrel, Inc.	9,400	111,954
#*Microchip Technology, Inc.	18,760	603,697
#*Micron Technology, Inc.	83,574	691,157
*MICROS Systems, Inc.	8,600	390,354
*Microsemi Corp.	7,000	140,000
*Microsoft Corp.	767,007	20,433,066
*MicroStrategy, Inc.	700	63,441
*Mindspeed Technologies, Inc.	2,100	15,498
*MIPS Technologies, Inc.	5,600	82,320

218

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*MKS Instruments, Inc.	2,400	$49,560
Mocon, Inc.	535	7,222
*ModusLink Global Solutions, Inc.	5,100	33,813
Molex, Inc. Class A	7,690	131,268
*MoneyGram International, Inc.	7,073	17,046
*Monolithic Power Systems, Inc.	3,320	53,352
*Monotype Imaging Holdings, Inc.	4,300	40,979
#*MoSys, Inc.	3,000	14,190
*Motorola, Inc.	236,750	1,929,512
*Move, Inc.	100	236
MTS Systems Corp.	1,500	49,155
*Multi-Fineline Electronix, Inc.	1,672	40,931
*Nanometrics, Inc.	897	12,083
National Instruments Corp.	6,970	242,486
National Semiconductor Corp.	23,300	319,210
*NCI, Inc. Class A	1,200	22,368
*NCR Corp.	14,270	195,784
#*NetApp, Inc.	35,760	1,904,220
*Netezza Corp.	5,000	134,800
*NETGEAR, Inc.	3,800	117,078
*NetLogic Microsystems, Inc.	5,600	168,336
*NetScout Systems, Inc.	4,708	110,497
*NetSuite, Inc.	3,500	71,680
*Network Equipment Technologies, Inc.	2,600	8,216
*NeuStar, Inc.	6,500	167,765
*Newport Corp.	2,670	38,795
NIC, Inc.	2,797	24,278
*Novatel Wireless, Inc.	4,993	52,327
*Novell, Inc.	34,000	201,620
*Novellus Systems, Inc.	8,782	256,522
*Nu Horizons Electronics Corp.	1,300	9,048
#*Nuance Communications, Inc.	23,530	369,656
*NumereX Corp. Class A	700	5,432
*Nvidia Corp.	54,400	654,432
*Occam Networks, Inc.	2,971	21,896
#*Oclaro, Inc.	4,000	33,640
#*OmniVision Technologies, Inc.	5,200	141,076
*ON Semiconductor Corp.	40,765	312,668
*Online Resources Corp.	4,610	23,880
*Onvia, Inc.	389	1,179
*OpenTable, Inc.	643	39,448
*Oplink Communications, Inc.	1,500	26,220
OPNET Technologies, Inc.	2,358	46,476
*Opnext, Inc.	4,784	7,224
*Optical Cable Corp.	1,300	4,186
*Oracle Corp.	402,316	11,828,090
*OSI Systems, Inc.	2,078	74,808
*PAR Technology Corp.	1,750	10,938
*Parametric Technology Corp.	11,060	237,458
Park Electrochemical Corp.	2,544	68,688
*Paychex, Inc.	32,850	909,945
*PC Connection, Inc.	1,900	15,998
*PC Mall, Inc.	1,968	12,241
*PC-Tel, Inc.	2,700	15,984
*PDF Solutions, Inc.	2,729	11,052
Pegasystems, Inc.	1,300	35,165
*Perficient, Inc.	2,900	30,624
*Performance Technologies, Inc.	1,357	2,741
*Pericom Semiconductor Corp.	2,935	27,648
*Pervasive Software, Inc.	2,700	13,716
*Phoenix Technologies, Ltd.	100	412

219

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
#*Photronics, Inc.	4,200	$26,376
Plantronics, Inc.	3,799	136,308
*Plexus Corp.	4,363	132,417
*PLX Technology, Inc.	3,500	12,460
*PMC - Sierra, Inc.	21,900	168,411
*Polycom, Inc.	8,600	290,508
Power Integrations, Inc.	2,500	85,400
*Presstek, Inc.	266	492
—*Price Communications Liquidation Trust	3,605	—
*Progress Software Corp.	4,500	168,165
*PROS Holdings, Inc.	1,082	11,253
QAD, Inc.	3,361	14,486
*QLogic Corp.	9,800	172,186
*QUALCOMM, Inc.	162,070	7,314,219
Qualstar Corp.	300	486
*Quest Software, Inc.	8,528	223,178
*Radiant Systems, Inc.	3,908	76,245
*RadiSys Corp.	2,460	24,034
*Rambus, Inc.	10,284	203,315
*RealNetworks, Inc.	12,200	36,600
*Red Hat, Inc.	18,550	783,923
*Reis, Inc.	1,130	7,797
Renaissance Learning, Inc.	2,032	28,387
#*RF Micro Devices, Inc.	25,500	185,895
Richardson Electronics, Ltd.	2,200	23,804
#*RightNow Technologies, Inc.	2,400	62,688
*Rimage Corp.	1,691	25,078
*Riverbed Technology, Inc.	7,600	437,304
*Rofin-Sinar Technologies, Inc.	3,700	103,341
*Rogers Corp.	1,286	45,782
*Rosetta Stone, Inc.	696	16,112
#*Rovi Corp.	10,313	522,353
#*Rubicon Technology, Inc.	1,800	41,616
*Rudolph Technologies, Inc.	2,537	18,825
*S1 Corp.	7,390	43,010
*Saba Software, Inc.	3,400	20,264
#*SAIC, Inc.	36,600	568,764
#*Salesforce.com, Inc.	12,350	1,433,464
*Sandisk Corp.	23,720	891,398
Sapient Corp.	13,000	171,080
*SAVVIS, Inc.	5,160	123,788
*ScanSource, Inc.	2,584	77,365
*Scientific Learning Corp.	187	651
*SeaChange International, Inc.	4,800	38,592
*Seagate Technology	49,380	723,417
*Semtech Corp.	7,320	156,721
*ShoreTel, Inc.	4,940	30,924
*Sigma Designs, Inc.	2,500	28,525
#*Silicon Graphics International Corp.	2,152	16,291
*Silicon Image, Inc.	5,600	34,440
#*Silicon Laboratories, Inc.	4,120	164,388
#*Skyworks Solutions, Inc.	18,521	424,316
#*Smart Modular Technologies (WWH), Inc.	4,400	32,516
*Smith Micro Software, Inc.	3,600	43,776
Solera Holdings, Inc.	6,892	331,161
*Sonic Solutions, Inc.	2,052	24,562
*Sourcefire, Inc.	2,700	63,693
*Spansion, Inc. Class A	2,314	40,472
*Spark Networks, Inc.	1,760	5,280
*Spectrum Control, Inc.	2,000	30,520
*SRA International, Inc.	4,500	90,045

220

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*SRS Labs, Inc.	2,843	$25,132
#*Stamps.com, Inc.	1,943	31,010
*Standard Microsystems Corp.	2,342	56,536
*StarTek, Inc.	2,385	9,731
#*STEC, Inc.	5,527	86,221
#*Stratasys, Inc.	2,463	77,141
*SuccessFactors, Inc.	5,043	136,766
*Super Micro Computer, Inc.	1,989	22,118
*Supertex, Inc.	1,500	35,235
*Support.com, Inc.	5,150	29,200
Sycamore Networks, Inc.	3,928	119,765
*Symantec Corp.	80,115	1,296,261
*Symmetricom, Inc.	5,609	34,944
#*Synaptics, Inc.	3,300	88,869
*Synchronoss Technologies, Inc.	1,806	38,486
*SYNNEX Corp.	3,320	96,413
*Synopsys, Inc.	15,629	399,790
Syntel, Inc.	3,400	166,124
*Take-Two Interactive Software, Inc.	2,800	29,848
*Taleo Corp.	2,973	85,295
*Tech Data Corp.	5,300	227,847
*TechTarget, Inc.	3,253	17,046
*TechTeam Global, Inc.	1,479	10,811
*Tekelec	8,300	108,066
*TeleCommunication Systems, Inc.	4,200	22,722
*TeleTech Holdings, Inc.	1,500	22,770
*Tellabs, Inc.	37,363	254,816
*Teradata Corp.	17,185	676,402
#*Teradyne, Inc.	16,100	180,964
#*Terremark Worldwide, Inc.	5,500	54,945
Tessco Technologies, Inc.	1,314	19,841
*Tessera Technologies, Inc.	2,400	47,352
*Texas Instruments, Inc.	125,330	3,706,008
*THQ, Inc.	7,619	30,476
*TIBCO Software, Inc.	20,000	384,400
*Tier Technologies, Inc.	2,100	11,991
*TNS, Inc.	2,000	38,280
*Tollgrade Communications, Inc.	1,200	9,540
Total System Services, Inc.	18,883	294,764
*Travelzoo, Inc.	1,041	35,758
*Trimble Navigation, Ltd.	12,247	438,932
*Triquint Semiconductor, Inc.	17,700	182,310
*TTM Technologies, Inc.	4,100	42,968
#*Tyler Technologies, Inc.	3,644	74,374
#*Ultimate Software Group, Inc.	2,331	96,457
*Ultra Clean Holdings, Inc.	1,400	10,542
*Ultratech, Inc.	2,200	40,282
*Unisys Corp.	3,800	87,590
United Online, Inc.	9,350	57,783
#*Universal Display Corp.	4,358	109,124
*UTStarcom, Inc.	9,600	19,392
#*ValueClick, Inc.	8,200	112,832
*Varian Semiconductor Equipment Associates, Inc.	7,197	235,126
#*Veeco Instruments, Inc.	3,300	138,105
*VeriFone Systems, Inc.	6,500	219,895
*VeriSign, Inc.	19,032	661,362
*Viasat, Inc.	3,700	152,329
#*Viasystems Group, Inc.	187	2,945
*Vicon Industries, Inc.	900	3,762
*Video Display Corp.	1,359	5,585
Virnetx Holding Corp.	3,500	64,925

221

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Virtusa Corp.	2,157	$30,759
*Visa, Inc.	51,000	3,986,670
#*Vishay Intertechnology, Inc.	16,942	191,445
#*VistaPrint NV	3,805	160,076
*VMware, Inc. Class A	10,457	799,542
*Vocus, Inc.	1,100	24,365
#*Volterra Semiconductor Corp.	1,900	38,817
Wayside Technology Group, Inc.	252	2,754
*Web.com Group, Inc.	2,905	18,011
*WebMD Health Corp.	3,654	191,031
*Websense, Inc.	4,764	95,852
*Western Digital Corp.	22,500	720,450
Western Union Co. (The)	67,695	1,191,432
*Wright Express Corp.	3,640	137,264
Xerox Corp.	135,555	1,585,994
*Xilinx, Inc.	25,630	687,140
#*X-Rite, Inc.	500	2,025
*Yahoo!, Inc.	110,649	1,826,815
*Zebra Technologies Corp. Class A	5,280	188,918
*Zix Corp.	6,500	25,285
*Zoran Corp.	4,700	33,276
*Zygo Corp.	165	1,766

Total Information Technology		251,960,584

Materials — (4.2%)
A. Schulman, Inc.	3,518	76,341
*A.M. Castle & Co.	1,388	21,375
*AEP Industries, Inc.	800	19,496
Air Products & Chemicals, Inc.	21,601	1,835,437
Airgas, Inc.	8,500	602,905
*AK Steel Holding Corp.	10,900	137,231
Albemarle Corp.	8,800	441,144
*Alcoa, Inc.	98,038	1,287,239
Allegheny Technologies, Inc.	9,221	485,854
AMCOL International Corp.	2,861	79,364
*American Pacific Corp.	300	1,806
American Vanguard Corp.	2,950	21,742
AptarGroup, Inc.	7,000	314,160
*Arabian American Development Co.	700	2,086
Arch Chemicals, Inc.	2,400	85,224
Ashland, Inc.	7,707	397,912
Balchem Corp.	3,412	104,286
*Ball Corp.	9,721	625,644
*Bemis Co., Inc.	9,991	317,314
*Boise, Inc.	1,925	13,956
*Brush Engineered Materials, Inc.	2,140	70,941
Buckeye Technologies, Inc.	3,300	59,565
Cabot Corp.	5,800	197,316
*Calgon Carbon Corp.	5,700	85,557
*Capital Gold Corp.	4,200	18,438
Carpenter Technology Corp.	4,100	146,206
Celanese Corp. Class A	13,500	481,275
*CF Industries Holdings, Inc.	6,823	836,022
#*Clearwater Paper Corp.	600	48,450
*Cliffs Natural Resources, Inc.	14,000	912,800
*Coeur d’Alene Mines Corp.	6,300	129,843
Commercial Metals Co.	10,600	147,128
Compass Minerals International, Inc.	3,100	244,497
*Core Molding Technologies, Inc.	389	1,863
*Crown Holdings, Inc.	15,700	505,383
Cytec Industries, Inc.	5,200	257,504

222

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CONTINUED

	Shares	Value†
Materials — (Continued)
Deltic Timber Corp.	1,300	$60,684
#Domtar Corp.	3,900	309,504
Dow Chemical Co. (The)	118,525	3,654,126
*E.I. du Pont de Nemours & Co.	92,760	4,385,693
Eagle Materials, Inc.	4,719	110,708
Eastman Chemical Co.	7,500	589,275
Ecolab, Inc.	23,857	1,176,627
*Ferro Corp.	4,900	67,228
FMC Corp.	7,000	511,700
*Freeport-McMoRan Copper & Gold, Inc. Class B	42,780	4,050,410
Friedman Industries, Inc.	1,199	8,117
*General Moly, Inc.	6,400	33,408
#*Georgia Gulf Corp.	1,500	30,345
*Globe Specialty Metals, Inc.	614	9,542
*Graphic Packaging Holding Co.	14,415	52,759
Greif, Inc. Class A	2,500	146,850
H.B. Fuller Co.	4,800	99,072
Hawkins, Inc.	888	31,879
Haynes International, Inc.	1,800	65,268
*Headwaters, Inc.	7,000	23,800
#*Hecla Mining Co.	24,200	166,738
*Horsehead Holding Corp.	3,700	40,441
Huntsman Corp.	19,246	266,557
Innophos Holdings, Inc.	2,800	102,816
*Innospec, Inc.	1,700	28,781
International Flavors & Fragrances, Inc.	7,530	377,705
*International Paper Co.	44,300	1,119,904
*Intrepid Potash, Inc.	5,200	178,516
Kaiser Aluminum Corp.	1,600	71,984
*KapStone Paper & Packaging Corp.	1,000	12,800
KMG Chemicals, Inc.	1,500	20,985
Koppers Holdings, Inc.	1,700	47,396
#*Kronos Worldwide, Inc.	5,583	225,832
*Landec Corp.	3,992	25,110
Limoneira Co.	60	1,214
*Louisiana-Pacific Corp.	11,400	88,236
*LSB Industries, Inc.	1,900	42,465
Lubrizol Corp.	6,800	696,932
#Martin Marietta Materials, Inc.	4,700	378,256
*MeadWestavco Corp.	18,410	473,689
*Mercer International, Inc.	2,413	12,789
Minerals Technologies, Inc.	1,600	93,872
*Monsanto Co.	51,170	3,040,521
Mosaic Co. (The)	15,557	1,138,150
Myers Industries, Inc.	3,866	34,137
Nalco Holding Co.	12,933	364,452
NewMarket Corp.	1,500	177,780
*Newmont Mining Corp.	48,860	2,974,108
NL Industries, Inc.	5,704	65,539
*Northern Technologies International Corp.	300	4,356
Nucor Corp.	32,280	1,233,742
Olin Corp.	8,155	163,018
Olympic Steel, Inc.	1,600	35,872
*OM Group, Inc.	3,200	106,464
*Omnova Solutions, Inc.	3,300	26,334
*Owens-Illinois, Inc.	17,600	493,328
P.H. Glatfelter Co.	5,000	62,200
Packaging Corp. of America	10,100	246,743
*Pactiv Corp.	13,900	461,202
*Penford Corp.	1,928	11,452
*PolyOne Corp.	12,400	160,208

223

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CONTINUED

	Shares	Value†
Materials — (Continued)
*PPG Industries, Inc.	17,035	$1,306,584
*Praxair, Inc.	31,200	2,849,808
Quaker Chemical Corp.	900	32,778
Reliance Steel & Aluminum Co.	7,700	322,245
Rock-Tenn Co. Class A	4,012	228,082
*Rockwood Holdings, Inc.	7,780	263,898
Royal Gold, Inc.	4,600	227,746
RPM International, Inc.	14,000	289,940
*RTI International Metals, Inc.	2,100	65,310
Schnitzer Steel Industries, Inc. Class A	2,724	140,804
Schweitzer-Maudoit International, Inc.	2,340	150,181
#Scotts Miracle-Gro Co. Class A (The)	4,760	254,184
*Sealed Air Corp.	15,177	351,348
*Senomyx, Inc.	3,301	16,505
Sensient Technologies Corp.	6,202	200,387
*Sherwin-Williams Co.	10,200	744,294
#*Sigma-Aldrich Corp.	12,100	767,382
Silgan Holdings, Inc.	5,200	175,500
*Solitario Exploration & Royalty Corp.	400	888
*Solutia, Inc.	12,300	222,753
Sonoco Products Co.	10,972	367,562
Southern Copper Corp.	42,482	1,818,230
*Spartech Corp.	2,300	19,458
Steel Dynamics, Inc.	21,700	315,084
Stepan Co.	1,200	80,928
#*Stillwater Mining Co.	9,500	169,100
Synalloy Corp.	1,037	9,717
Temple-Inland, Inc.	11,100	229,992
Texas Industries, Inc.	2,900	99,093
*Titanium Metals Corp.	18,817	369,942
#*U.S. Gold Corp.	8,900	46,547
*United States Lime & Minerals, Inc.	353	14,296
#*United States Steel Corp.	14,700	629,013
*Universal Stainless & Alloy Products, Inc.	300	8,682
Valhi, Inc.	10,794	217,823
Valspar Corp.	10,400	333,840
*Vulcan Materials Co.	12,183	444,801
Walter Energy, Inc.	5,300	466,188
*Wausau Paper Corp.	5,223	44,082
Westlake Chemical Corp.	4,430	141,583
*Weyerhaeuser Co.	32,353	524,766
Worthington Industries, Inc.	3,400	52,360
*WR Grace & Co.	7,500	240,450
Zep, Inc.	2,526	45,822
*Zoltek Cos., Inc.	3,087	29,635

Total Materials		57,032,534

Other — (0.0%)
—*MAIR Holdings, Inc. Escrow Shares	700	—
—*Petrocorp, Inc. Escrow Shares	100	6

Total Other		6

Telecommunication Services — (2.8%)
*AboveNet, Inc.	1,200	68,268
Alaska Communications Systems Group, Inc.	4,500	45,135
*American Tower Corp.	40,104	2,069,767
*Arbinet Corp.	725	4,858
*AT&T, Inc.	583,080	16,617,780
Atlantic Tele-Network, Inc.	1,364	57,643
*Cbeyond, Inc.	2,162	29,295
#*CenturyLink, Inc.	29,411	1,217,027

224

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CONTINUED

	Shares	Value†
Telecommunication Services — (Continued)
*Cincinnati Bell, Inc.	21,600	$52,920
*Cogent Communications Group, Inc.	2,089	22,666
Consolidated Communications Holdings, Inc.	3,313	61,357
*Crown Castle International Corp.	28,900	1,246,168
#*FiberTower Corp.	3,200	14,400
*Frontier Communications Corp.	99,249	871,406
*General Communications, Inc. Class A	4,600	48,070
#*Global Crossing, Ltd.	4,357	59,255
HickoryTech Corp.	2,100	19,110
*IDT Corp. Class B	1,000	14,680
*Iridium Communications, Inc.	1,333	10,997
*Leap Wireless International, Inc.	7,825	89,283
#*MetroPCS Communications, Inc.	21,144	220,109
*Neutral Tandem, Inc.	2,700	39,474
*NII Holdings, Inc.	16,052	671,134
NTELOS Holdings Corp.	4,000	72,680
*PAETEC Holding Corp.	13,200	55,704
*Premiere Global Services, Inc.	5,500	37,565
#Qwest Communications International, Inc.	168,560	1,112,496
#*SBA Communications Corp.	11,200	439,712
Shenandoah Telecommunications Co.	3,100	56,575
*Sprint Nextel Corp.	302,721	1,247,211
*SureWest Communications	2,098	16,784
*Syniverse Holdings, Inc.	7,480	228,065
Telephone & Data Systems, Inc.	4,800	167,184
Telephone & Data Systems, Inc. Special Shares	4,700	140,201
*tw telecom, Inc.	13,500	248,400
*United States Cellular Corp.	4,375	203,262
USA Mobility, Inc.	3,500	58,905
*Verizon Communications, Inc.	289,775	9,408,994
*Vonage Holdings Corp.	2,655	6,770
#Windstream Corp.	48,185	610,022
*Xeta Corp.	1,100	4,004

Total Telecommunication Services		37,665,336

Utilities — (3.6%)
*AES Corp.	68,393	816,612
AGL Resources, Inc.	7,800	306,228
Allegheny Energy, Inc.	16,900	392,080
ALLETE, Inc.	3,100	112,778
Alliant Energy Corp.	11,500	420,095
*Ameren Corp.	24,800	718,704
*American Electric Power Co., Inc.	47,578	1,781,320
American States Water Co.	1,900	70,965
American Water Works Co., Inc.	17,800	425,064
Aqua America, Inc.	13,967	300,710
Artesian Resources Corp.	471	8,987
Atmos Energy Corp.	9,030	265,934
Avista Corp.	5,100	111,384
#Black Hills Corp.	3,500	111,440
California Water Service Group	1,914	71,469
#*Calpine Corp.	45,112	563,900
*CenterPoint Energy, Inc.	40,500	670,680
Central Vermont Public Service Corp.	1,249	25,255
CH Energy Group, Inc.	1,800	81,810
Chesapeake Utilities Corp.	1,000	36,690
Cleco Corp.	6,582	205,819
*CMS Energy Corp.	23,700	435,606
Connecticut Water Services, Inc.	500	12,205
*Consolidated Edison, Inc.	29,900	1,486,628
Constellation Energy Group, Inc.	19,625	593,460

225

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Utilities — (Continued)
Delta Natural Gas Co., Inc.	360	$11,041
*Dominion Resources, Inc.	58,437	2,539,672
DPL, Inc.	11,653	304,143
DTE Energy Co.	17,003	795,060
*Duke Energy Corp.	132,788	2,418,069
Edison International, Inc.	32,200	1,188,180
*El Paso Electric Co.	4,200	103,320
Empire District Electric Co.	4,170	87,737
Energen Corp.	7,000	312,480
*Entergy Corp.	19,700	1,468,241
*EQT Corp.	13,942	521,988
*Exelon Corp.	63,508	2,592,397
*FirstEnergy Corp.	31,400	1,140,448
Gas Natural, Inc.	850	9,605
Great Plains Energy, Inc.	14,200	270,226
Hawaiian Electric Industries, Inc.	9,600	216,384
IDACORP, Inc.	4,751	174,837
*Integrys Energy Group, Inc.	8,307	441,849
ITC Holdings Corp.	4,900	306,789
Laclede Group, Inc.	2,600	91,286
MDU Resources Group, Inc.	18,500	368,705
MGE Energy, Inc.	2,398	97,239
Middlesex Water Co.	1,920	34,291
*Mirant Corp.	15,500	164,455
National Fuel Gas Co.	7,110	392,330
New Jersey Resources Corp.	4,497	182,084
*NextEra Energy, Inc.	40,926	2,252,567
#Nicor, Inc.	4,400	209,572
*NiSource, Inc.	26,412	457,192
*Northeast Utilities, Inc.	17,840	558,035
Northwest Natural Gas Co.	2,997	147,722
NorthWestern Corp.	3,600	107,172
*NRG Energy, Inc.	27,100	539,561
NSTAR	10,800	450,468
NV Energy, Inc.	23,000	314,180
OGE Energy Corp.	9,800	432,768
*Oneok, Inc.	10,800	538,056
#Ormat Technologies, Inc.	3,300	94,083
Otter Tail Corp.	3,601	73,893
Pennichuck Corp.	600	14,412
Pepco Holdings, Inc.	23,100	444,906
PG&E Corp.	40,400	1,931,928
#Piedmont Natural Gas Co.	7,900	232,971
*Pinnacle West Capital Corp.	11,015	453,377
PNM Resources, Inc.	8,150	96,088
Portland General Electric Co.	7,007	146,446
PPL Corp.	49,900	1,342,310
*Progress Energy, Inc.	29,550	1,329,750
*Public Service Enterprise Group, Inc.	51,891	1,678,674
Questar Corp.	18,500	313,945
RGC Resources, Inc.	100	3,101
*RRI Energy, Inc.	36,499	137,236
SCANA Corp.	12,820	523,569
Sempra Energy	23,400	1,251,432
SJW Corp.	2,556	61,855
South Jersey Industries, Inc.	3,300	166,188
*Southern Co.	84,800	3,211,376
Southwest Gas Corp.	4,335	150,685
*TECO Energy, Inc.	20,600	362,354
UGI Corp.	11,600	349,044
UIL Holdings Corp.	2,833	82,044

226

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†
Utilities — (Continued)
Unisource Energy Corp.	3,300	$115,731
Unitil Corp.	800	17,376
Vectren Corp.	8,200	224,516
Westar Energy, Inc.	10,700	270,710
WGL Holdings, Inc.	5,207	200,730
*Wisconsin Energy Corp.	12,000	714,480
Xcel Energy, Inc.	47,800	1,140,508
York Water Co.	1,100	17,413

Total Utilities		49,419,103

TOTAL COMMON STOCKS		1,280,290,733

RIGHTS/WARRANTS — (0.0%)
*Celgene Corp. Contingent Value Rights	1,104	5,354
—*Contra Pharmacopeia Contingent Value Rights	361	—
—*Emergent Biosolutions, Inc. Contingent Value Rights	800	—

TOTAL RIGHTS/WARRANTS		5,354

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,782,405	6,782,405

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (5.5%)
§@DFA Short Term Investment Fund	74,215,068	74,215,068
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $347,800 FNMA 3.500%, 10/01/20, valued at $363,869) to be repurchased at $353,277	$353	353,270

TOTAL SECURITIES LENDING COLLATERAL		74,568,338

TOTAL INVESTMENTS — (100.0%)
(Cost $981,128,010)		$1,361,646,830

227

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Cap Value Series, The DFA International Value Series, The Emerging Markets Small Cap Series, The Canadian Small Company Series, The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Asia Pacific Small Company Series, The Emerging Markets Series, The Tax-Managed U.S. Equity Series and The Tax-Managed U.S. Marketwide Value Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2010, and for the year then ended and have issued our unqualified report thereon dated December 22, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Series’ investment portfolios (the “Portfolios”) as of October 31, 2010 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on these Portfolios based on our audits. In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The DFA Investment Trust Company

By:	/s/ David G. Booth
David G. Booth
Chairman, Trustee, President and Co-Chief Executive Officer

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Booth
David G. Booth
Principal Executive Officer
The DFA Investment Trust Company

Date: January 5, 2011

By:	/s/ David R. Martin
David R. Martin
Principal Financial Officer
The DFA Investment Trust Company

Date: January 4, 2011